UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
KORE Group Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
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☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION

KORE Group Holdings, Inc.
1155 Perimeter Center West, 11th Floor
Atlanta, Georgia 30338
          [ ], 2026
To our Stockholders:
You are cordially invited to attend a special meeting of stockholders of KORE Group Holdings, Inc., a Delaware corporation (the “Company,” “we,” “us” and “our”), in a virtual meeting format on [     ], 2026 at [  ] Eastern Time (the “special meeting”) (unless the special meeting is adjourned or postponed). The Company’s stockholders will be able to virtually attend and vote at the special meeting by visiting www.virtualshareholdermeeting.com/KORE2026SM. For purposes of attendance at the special meeting, all references in the enclosed proxy statement to “present” shall mean virtually present at the special meeting.
On February 26, 2026, the Company entered into an Agreement and Plan of Merger (the “merger agreement”) with KONA Parent, L.P., a Delaware limited partnership (“Parent”) affiliated with certain funds managed by Searchlight Capital Partners, L.P. and Abry Partners, LLC and/or Abry Partners II, LLC, and KONA Merger Sub Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the terms and conditions thereof, Merger Sub will merge with and into the Company (the “merger”), with the Company continuing as the surviving corporation and a subsidiary of Parent (the “surviving corporation”).
Subject to the terms and conditions set forth in the merger agreement, except for the shares of Company common stock (as defined below) and the Penny Warrants held by the Rollover Stockholders (as defined in the accompanying proxy statement) that are contributed to Parent pursuant to the Rollover Agreements and the Additional Rollover Agreements (each as defined in the accompanying proxy statement) immediately prior to the effective time of the merger, at the effective time of the merger, each share of common stock, par value $0.0001 per share, of the Company (the “Company common stock”) issued and outstanding immediately prior to the effective time of the merger (other than (i) shares of Company common stock held by Parent or Merger Sub, (ii) shares of Company common stock held by the Company as treasury shares or (iii) shares of Company common stock held by any person who properly exercises appraisal rights under Delaware law) will be converted into the right to receive an amount in cash equal to $9.25 per share of the Company common stock, without interest (the “merger consideration”), subject to any applicable tax withholding. If the merger is consummated, you will be entitled to receive $9.25 in cash, without interest and subject to any applicable tax withholding, in exchange for each share of Company common stock you own at the effective time of the merger (unless you have properly and validly exercised and do not withdraw or otherwise lose your appraisal rights under Section 262 of the Delaware General Corporation Law (the “DGCL”)).
The board of directors of the Company (the “Board”) duly formed a special committee of independent and disinterested members of the Board (the “Special Committee”) with the power and authority to, among other things review, evaluate, negotiate, and recommend a possible strategic sale of the Company and the Company’s alternatives thereto (including whether the Company should remain a stand-alone entity).
The Special Committee, as more fully described in the accompanying proxy statement, evaluated the merger agreement and the transactions contemplated thereby, including the merger, in consultation with its own independent legal and financial advisors, and considered various factors. After careful consideration, the Special Committee unanimously approved the merger agreement, the related transaction documents and the transactions contemplated thereby and recommended that the Board (a) determine that the merger agreement, the related transaction documents and the transactions contemplated thereby are fair, advisable and in the best interests of the Company and its stockholders (including the Disinterested Stockholders (as defined in the proxy statement attached hereto)); (b) approve, adopt and declare advisable the merger agreement, the related transaction documents and the transactions contemplated thereby; (c) approve the execution and delivery of the merger agreement and the related transaction documents, the performance by the Company of its covenants and other obligations contained therein, and the consummation of the merger and the other transactions upon the terms and subject to the conditions contained therein, including approval and adoption of the merger agreement by the stockholders of the Company; (d) direct that the adoption of the merger agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company; and (e) subject to the terms and conditions of the merger agreement, recommend that the stockholders of the Company vote in favor of the adoption of the merger agreement in accordance with the DGCL.
The Board (acting upon the recommendation of the Special Committee) has by unanimous vote of the directors present at a special meeting of the Board held on February 26, 2026, (A) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair, advisable and in the best interests of the Company and its stockholders (including the Disinterested Stockholders (as defined in the proxy statement attached hereto)); (B) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger; (C) approved the execution and delivery of the merger agreement by the Company, the performance by the Company of its covenants and other obligations contained therein, and the consummation of the merger and the other transactions contemplated thereby upon the terms and subject to the conditions contained therein, including approval and adoption of the merger agreement by the stockholders of the Company; (D) directed that the adoption of the merger agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company; and (E) recommended that the stockholders of the Company vote in favor of the adoption of the merger agreement in accordance with the DGCL.
At the special meeting, you will be asked to consider and vote on (i) a proposal to adopt the merger agreement (the “merger agreement proposal”), (ii) a proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of the Company in connection with the consummation of the merger (the “advisory compensation proposal”) and (iii) a proposal to approve any adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the merger agreement proposal at the time of the special meeting (the “adjournment proposal”). The Board recommends you vote “FOR” the merger agreement proposal, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal.
The proxy statement accompanying this letter provides you with more specific information concerning the special meeting, the merger agreement, the merger and the other transactions contemplated by the merger agreement. We encourage you to carefully read the accompanying proxy statement and the copy of the merger agreement attached as Annex A thereto, as they contain important information about, among other things, the merger and how it affects you.
Your vote is important, regardless of the number of shares you own. We cannot complete the merger unless the merger agreement proposal is approved by the affirmative vote (in person or by proxy) of the holders of (a) a majority of the voting power represented by the outstanding shares of Company common stock that are entitled to vote thereon in accordance with the DGCL and (b) a majority of votes cast by the Disinterested Stockholders (as defined in the proxy statement attached hereto) at the special meeting. Whether or not you plan to attend the special meeting, we want to make sure your shares are represented at the meeting. Please follow the voting instructions provided on the enclosed proxy card to submit your vote.

After reading the accompanying proxy statement, please authorize a proxy to vote your shares of common stock by completing, dating, signing and returning your proxy card or vote your shares by attending and voting at the special meeting. Instructions regarding the methods of authorizing your proxy are detailed in the section of the accompanying proxy statement entitled “The Special Meeting — Voting Procedures.” If you attend the special meeting and vote thereat, your vote will revoke any proxy that you have previously submitted. If you hold Company common stock through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your Company common stock. Your bank, broker or other nominee cannot vote on any of the proposals, including the merger agreement proposal, without your instructions. If you have any questions or need assistance voting, please send an email to Vik Vijayvergiya, VP, Investor Relations, at vvijayvergiya@korewireless.com stating the purpose of the request and providing proof of ownership of common stock.
Thank you in advance for your cooperation and continued support.

Sincerely,

Timothy Donahue
Chairman of the Board

[      ], 2026
The merger has not been approved or disapproved by the Securities and Exchange Commission or any state securities commission. Neither the Securities and Exchange Commission nor any state securities commission has passed upon the merits or fairness of the merger or upon the adequacy or accuracy of the information contained in this document or the accompanying proxy statement. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated [       ], 2026 and, together with the enclosed form of proxy card, is first being mailed to the Company’s stockholders on or about [   ], 2026.

PRELIMINARY PROXY SUBJECT TO COMPLETION

KORE Group Holdings, Inc.
1155 Perimeter Center West, 11th Floor
Atlanta, Georgia 30338
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [   ], 2026
NOTICE IS HEREBY GIVEN that the special meeting of stockholders of KORE Group Holdings, Inc., a Delaware corporation (the “Company”, “we”, “us” and “our”), will be held in a virtual meeting format on [   ], 2026 at [  ] Eastern Time (the “special meeting”) (unless the special meeting is adjourned or postponed). The Company’s stockholders will be able to virtually attend and vote at the special meeting by visiting www.virtualshareholdermeeting.com/KORE2026SM. For purposes of attendance at the special meeting, all references in the enclosed proxy statement to “present” shall mean virtually present at the special meeting. The special meeting is being held for the purpose of acting on the following matters:

Items of Business:	1.
To consider and vote on a proposal to adopt the Agreement and Plan of Merger (the “merger agreement”) with KONA Parent, L.P., a Delaware limited partnership (“Parent”) affiliated with certain funds managed by Searchlight Capital Partners, L.P. (“Searchlight Capital”) and Abry Partners, LLC and/or Abry Partners II, LLC (“Abry”), and KONA Merger Sub Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the terms and conditions thereof, Merger Sub will merge with and into the Company (the “merger”), with the Company continuing as the surviving corporation and a subsidiary of Parent (the “surviving corporation”). We refer to this proposal as the “merger agreement proposal.”

2.
To consider and vote on a proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to our named executive officers in connection with the consummation of the merger, which proposal we refer to as the “advisory compensation proposal.”

3.
To consider and vote on a proposal to approve any adjournment of the special meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the merger agreement proposal at the time of the special meeting, which proposal we refer to as the “adjournment proposal.”

Record Date:
Only the Company’s stockholders of record at the close of business on [  ], 2026 — the “record date” for the special meeting — will be entitled to notice of, and to vote at, the special meeting and any postponement or adjournment thereof.

General:
The merger agreement proposal must be approved by the affirmative vote (in person or by proxy) of the holders of (a) a majority of the voting power represented by the outstanding shares of Company common stock that are entitled to vote thereon in accordance with the Delaware General Corporation Law (the “DGCL”) (the “Company Stockholder Approval”) and (b) a majority of the votes cast by the Disinterested Stockholders (as defined in the proxy statement accompanying this letter) at the special meeting (the “Disinterested Stockholder Approval”). If you fail to authorize a proxy to vote your shares of Company common stock or vote at the special meeting, fail to instruct your bank, broker or other nominee on how to vote, or abstain from the merger agreement proposal, it will have the same effect as a vote against the merger agreement proposal for purposes of obtaining the Company Stockholder Approval, but will have no effect on the Disinterested Stockholder Approval. Your vote is very important regardless of the number of shares of Company common stock that you own. Whether or not you plan to attend the special meeting, we request that you vote your shares of Company common stock. If you attend the special meeting and you are a Company stockholder of record at the close of business on the record date, you may continue to have your shares of Company common stock voted as instructed in your proxy, or you may withdraw your proxy and vote your shares of Company common stock at the special meeting.

If you fail to authorize a proxy to vote your shares or to vote at the special meeting, or fail to instruct your broker, bank or other nominee on how to vote, the effect will be that the shares of Company common stock that you own will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” the merger agreement proposal for purposes of obtaining the Company Stockholder Approval, but will have no effect on the Disinterested Stockholder Approval.

Assuming a quorum is present, the approval of the advisory compensation proposal and the adjournment proposal each requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.

If a quorum is not present or represented at the special meeting of the Company stockholders, then either the person presiding over the special meeting or a majority in voting power of the stockholders entitled to vote thereat, present in person or represented by proxy, may adjourn or recess the special meeting.

For Company stockholders of record, any proxy may be revoked at any time prior to its exercise by delivery of a properly executed, later-dated proxy card, by submitting a written revocation of your proxy to our Secretary, or by voting at the special meeting. For Company stockholders that hold their shares in “street name,” any proxy may be revoked through such stockholder’s broker, bank or other nominee and in accordance with its procedures or by voting at the special meeting. Attendance at the special meeting alone will not be sufficient to revoke a previously authorized proxy.

The board of directors of the Company (the “Board”) duly formed a special committee of independent and disinterested members of the Board (the “Special Committee”) with the power and authority to, among other things, review, evaluate, negotiate, and recommend a possible strategic sale of the Company (a “Potential Transaction”) and the Company’s alternatives thereto (including whether the Company should remain a stand-alone entity).

The Board, acting upon the recommendation of the Special Committee, by unanimous vote of those directors present at a special meeting of the Board held on February 26, 2026 (excluding the Searchlight and Abry directors, who were not present at such special meeting of the Board), (a) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair, advisable and in the best interests of the Company and its stockholders (including the Disinterested Stockholders (as defined in the proxy statement attached hereto)); (b) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger; (c) approved the execution and delivery of the merger agreement by the Company, the performance by the Company of its covenants and other obligations contained therein, and the consummation of the merger and the other transactions contemplated thereby upon the terms and subject to the conditions contained therein, including approval and adoption of the merger agreement by the stockholders of the Company; (d) directed that the adoption of the merger agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company; and (e) recommended that the stockholders of the Company vote in favor of the adoption of the merger agreement in accordance with the DGCL.

The Board recommends a vote “FOR” the merger agreement proposal, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal.

For more information concerning the special meeting, the merger agreement, the merger and the other transactions contemplated by the merger agreement, please review the accompanying proxy statement and the copy of the merger agreement attached as Annex A thereto.

Whether or not you plan to attend the special meeting, we want to make sure your shares are represented at the meeting. You may cast your vote by authorizing your proxy in advance of the special meeting by mail, on the internet or by telephone. Please sign, date and return, as promptly as possible, the enclosed proxy card in the reply envelope provided, or submit your proxy over the internet or by telephone by following the instructions set forth on the enclosed proxy card. If you attend the special meeting and vote thereat, your vote will revoke any proxy that you have previously submitted. If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the merger agreement proposal, without your instructions. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” the merger agreement proposal, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal.

By Order of the Board of Directors

Sincerely,

Jack W. Kennedy Jr.
Chief Legal Officer & Secretary

Dated: [ ], 2026

i

ii

Annex A	Agreement and Plan of Merger, dated as of February 26, 2026, by and among KORE Group Holdings, Inc., KONA Parent, L.P. and KONA Merger Sub Co.	A-1
Annex B	Voting and Support Agreement, dated as of February 26, 2026, by and among KORE Group Holdings, Inc., KONA Parent, L.P. and Cerberus Telecom Acquisition Holdings, LLC	B-1
Annex C	Rollover, Voting and Support Agreement, dated as of February 26, 2026, by and among KORE Group Holdings, Inc., KONA Parent, L.P. and Searchlight IV KOR, L.P.	C-1
Annex D	Form of Abry Voting and Support Agreement	D-1
Annex E	Form of Abry Rollover, Voting and Support Agreement	E-1
Annex F	Rollover, Voting and Support Agreement, dated as of March 17, 2026, by and among KORE Group Holdings, Inc., KONA Parent, L.P. and Dotmar Investments Limited	F-1
Annex G	Rollover, Voting and Support Agreement, dated as of March 17, 2026, by and among KORE Group Holdings, Inc., KONA Parent, L.P. and Richard Burston	G-1
Annex H	Rollover, Voting and Support Agreement, dated as of March 17, 2026, by and among KORE Group Holdings, Inc., KONA Parent, L.P. and Terrdian Holdings Inc.	H-1
Annex I	Opinion of Rothschild & Co US Inc., dated as of February 26, 2026	I-1

iii

SUMMARY TERM SHEET
This summary term sheet highlights selected information in this proxy statement and may not contain all of the information about the merger agreement, the merger or the other transactions contemplated by the merger agreement that is important to you. We have included page references in parentheses to direct you to more complete descriptions of the topics presented in this summary. You should carefully read this proxy statement in its entirety, including the annexes hereto and the other documents to which we have referred you, for a more complete understanding of the matters being considered at the special meeting, including, without limitation, the merger agreement attached as Annex A to this proxy statement. You may obtain, without charge, copies of documents incorporated by reference into this proxy statement by following the instructions under the section of this proxy statement entitled “Where You Can Find Additional Information” beginning on page 136.
Introduction
On February 26, 2026, the Company (“we,” “us” or “our”) entered into an Agreement and Plan of Merger (the “merger agreement”) with Parent and Merger Sub, pursuant to which, subject to the terms and conditions thereof, Merger Sub will merge with and into the Company (the “merger”), with the Company continuing as the surviving corporation and a subsidiary of Parent (the “surviving corporation”). The Company is asking the Company stockholders to consider and vote on the adoption of the merger agreement.
Because the transactions contemplated by the merger agreement constitute a “going private” transaction under the rules of the U.S. Securities and Exchange Commission (the “SEC”), the Company, Searchlight, and Abry have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to such transactions. You may obtain additional information about the Schedule 13E-3 under the section of this proxy statement entitled “Where You Can Find Additional Information” beginning on page 136.
Special Factors
Background of the Merger
(page 17)
A description of the process we undertook that led to the proposed merger, including our discussions with the representatives of Searchlight and Abry, is included in this proxy statement under the section entitled “Special Factors — Background of the Merger” beginning on page 17.
Recommendation of the Board; Position of the Company as to the Fairness of the Merger
(page 33; page 62)
The board of directors of the Company (the “Board”) duly formed the Special Committee to review, evaluate, negotiate, and recommend a Potential Transaction and the Company’s alternatives thereto (including whether the Company should remain a stand-alone entity) and to provide its recommendations to the Board for its approval. The Board, acting upon the recommendation of the Special Committee, by unanimous vote of those directors present at a special meeting of the Board held on February 26, 2026 (excluding the Searchlight and Abry directors, who were not present at such special meeting of the Board), (a) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair, advisable and in the best interests of the Company and its stockholders (including the Disinterested Stockholders and its “unaffiliated security holders” (as defined in Rule 13e-3(a)(4) under the Exchange Act)); (b) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger; (c) approved the execution and delivery of the merger agreement by the Company, the performance by the Company of its covenants and other obligations contained therein, and the consummation of the merger and the other transactions contemplated thereby upon the terms and subject to the conditions contained therein, including approval and adoption of the merger agreement by the stockholders of the Company; (d) directed that the adoption of the merger agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company; and (e) recommended that the stockholders of the Company vote in favor of the adoption of the merger agreement in accordance with the General Corporation Law of the State of Delaware (the “DGCL”). Accordingly, the Board recommends a vote “FOR” the merger agreement proposal, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal. For a discussion of the factors that the Board considered in determining to recommend the approval of the merger agreement proposal, please see the section of this proxy statement entitled “Special Factors — Reasons for the Merger” beginning on page 34.

Reasons for the Merger
(page 34)
Prior to and in reaching the unanimous determination and recommendation to the Board described in the section of this proxy statement entitled “Special Factors — Recommendation of the Special Committee” beginning on page 33, the Special Committee consulted with and received the advice of its independent legal and financial advisors, discussed certain issues with the Company’s management and considered a variety of factors as discussed in the section of this proxy statement entitled “Special Factors — Reasons for the Merger” beginning on page 34.
Opinion of Rothschild & Co US Inc.
(page 44)
The Special Committee engaged Rothschild & Co US Inc. (“Rothschild & Co”) to provide financial advice in connection with the proposed merger based on, among other things, Rothschild & Co’s qualifications, experience, reputation, and independence. At a meeting of the Special Committee on February 26, 2026, Rothschild & Co delivered to the Special Committee its oral opinion, which was subsequently confirmed in writing, to the effect that, as of February 26, 2026 and based upon and subject to the various qualifications, limitations and assumptions set forth therein, the merger consideration payable to the holders of shares of Company common stock (other than shares of Company common stock (i) held by the Rollover Stockholders that are contributed to Parent pursuant to the Rollover Agreements or any Additional Rollover Agreements immediately prior to the effective time and (ii) that are Excluded Shares (as defined below)) in the merger pursuant to the merger agreement, was fair, from a financial point of view, to the Disinterested Stockholders.
The full text of the written opinion of Rothschild & Co, dated as of February 26, 2026, is attached as Annex I to this proxy statement and is incorporated into this proxy statement by reference. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Rothschild & Co in rendering its opinion. You should read the opinion carefully in its entirety.
Rothschild & Co’s opinion was provided to, and for the benefit of, the Special Committee and addressed only, as of the date of the opinion, the fairness, from a financial point of view, to the Disinterested Stockholders of the merger consideration payable to the holders of shares of Company common stock (other than shares of Company common stock (i) held by the Rollover Stockholders that are contributed to Parent pursuant to the Rollover Agreements or any Additional Rollover Agreements immediately prior to the effective time and (ii) that are Excluded Shares) in the merger pursuant to the terms of the merger agreement. It does not address any other aspect of the merger. It does not constitute a recommendation as to whether or not any holder of shares of Company common stock should vote or otherwise act with respect to the merger or any other matter and does not in any manner address the price at which the shares of Company common stock will trade at any future time.
Purpose and Reasons of the Searchlight Persons and Abry Entities for the Merger; Position of the Searchlight Persons and Abry Entities as to the Fairness of the Merger
(page 62)
Under the SEC rules, each of the Searchlight Persons and Abry Entities is an affiliate of the Company and engaged in the going-private transaction and, therefore, required to express their reasons for the merger to the Company’s Disinterested Stockholders. For a description of the Searchlight Persons’ and Abry Entities’ purpose and reasons for the merger see the section of this proxy statement entitled “Special Factors — Purpose and Reasons of the Searchlight Persons and Abry Entities for the Merger” beginning on page 62. The Searchlight Persons and the Abry Entities believe that the merger is fair to the Company’s unaffiliated security holders. For a further description of their beliefs as to the fairness of the merger to the Company stockholders, see the section of this proxy statement entitled “Special Factors — Position of the Searchlight Persons and Abry Entities as to the Fairness of the Merger” beginning on page 63.
Certain Effects of the Merger
(page 64)
Except for the shares of Company common stock and the Penny Warrants held by the Rollover Stockholders that are contributed to Parent pursuant to the Rollover Agreements and the Additional Rollover Agreements

immediately prior to the effective time of the merger (the “effective time”), at the effective time, each share of common stock, par value $0.0001 per share, of the Company (the “Company common stock”) that is issued and outstanding immediately prior to the effective time (other than (i) shares of Company common stock held by Parent or Merger Sub, (ii) shares of Company common stock held by the Company as treasury stocks and not held on behalf of third parties or (iii) shares of Company common stock held by any person who properly exercises appraisal rights under Delaware law) will be converted automatically into the right to receive an amount in cash equal to $9.25 per share of Company common stock, without interest (the “merger consideration”) and subject to any applicable tax withholding. Company stockholders who properly and validly exercise and do not withdraw or otherwise lose their appraisal rights will have a right to receive payment of the appraised value of their shares in accordance with the provisions of Section 262 (“Section 262”) of the DGCL. For further information about the effects of the merger, see the section of this proxy statement entitled “Special Factors — Certain Effects of the Merger” beginning on page 64.
Effects on the Company if the Merger Is Not Consummated
(page 65)
In the event that the Requisite Company Stockholder Approval (as defined below) is not obtained or if the merger is not consummated for any other reason, the Company stockholders will not receive any payment for their shares of Company common stock in connection with the merger. Instead, the Company will remain an independent public company.
Under certain circumstances, if the merger is not consummated, the Company may be obligated to pay to Parent an approximately $7.2 million termination fee, and under certain circumstances, Parent may be obligated to pay to the Company a $12 million termination fee. Please see the section of this proxy statement entitled “The Merger Agreement — Termination Fees” beginning on page 105.
Financing of the Merger
(page 66)
The consummation of the merger is not conditioned on Parent’s receipt of any financing.
Equity Financing
(page 67)
Parent plans to fund the merger consideration (as defined below) with committed equity financing, as described below.
The Equity Investors have committed to contribute, or cause to be contributed, to Parent an aggregate amount in cash up to $175 million, severally and not jointly (the “equity commitment”), subject to the terms and conditions set forth in the equity commitment letter provided by such entities to Parent, dated as of February 26, 2026 (the “equity commitment letters”), which will be used to fund the transactions contemplated by the merger agreement. For further information about the financing of the merger, see the section of this proxy statement entitled “Special Factors — Equity Financing” beginning on page 67.
Debt Financing
(page 68)
Parent plans to fund the merger consideration with committed debt financing, as described below.
The debt commitment parties have committed to provide KORE Wireless Group Inc., severally but not jointly, upon the terms and subject to the conditions set forth in the debt commitment letter, in the aggregate up to $300 million in debt financing in the form of a senior secured first lien term loan as well as a $25 million senior secured revolving facility (a portion of which is available to be drawn at the closing of the merger). For further information about the financing of the merger, see the section of this proxy statement entitled “Special Factors — Financing of the Merger — Debt Financing” beginning on page 68.

Limited Guaranty
(see page 69)
Subject to the terms and conditions set forth in the limited guaranty, dated as of February 26, 2026 (the “limited guaranty”), provided by the Guarantors, the Guarantors have guaranteed certain payment obligations of Parent under the merger agreement, subject to a maximum cap of $10,253,514.00 for Searchlight Capital IV, L.P., a maximum cap of $7,299,600.50 for Searchlight Capital IV PV-A, L.P. and a maximum cap of $946,885.50 for Searchlight Capital IV PV-B, L.P., for payment of any amount for which Parent or Merger Sub is determined by a court of competent jurisdiction to be liable pursuant to any final, binding and non-appealable judgment thereof in respect of any claim for monetary damages made by the Company in accordance with, and on the terms and subject to the conditions set forth in, the merger agreement and the limited guaranty (any such amounts, the “guaranteed obligations”). For a further description of the limited guaranty, see “Special Factors — Limited Guaranty” beginning on page 69.
Appraisal Rights
(page 70)
If the merger is consummated, holders of record and beneficial owners of shares of Company common stock who do not wish to accept the merger consideration and who comply with all requirements of Section 262 of the DGCL with respect to their shares are entitled to receive payment of the appraised value of such dissenting shares in accordance with the provisions of Section 262 of the DGCL, unless and until such holder of record or beneficial owner of dissenting shares fails to perfect or otherwise fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or waives or otherwise loses such person’s rights to appraisal of such dissenting shares pursuant to Section 262 of the DGCL, or a court of competent jurisdiction determines that such person is not entitled to the relief provided by Section 262 of the DGCL.
A copy of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. Any summary of Section 262 included herein is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to the full text of Section 262 and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 and is urged to consult his, her or its legal and financial advisors before electing or attempting to exercise such rights. For more information, please see the section of this proxy statement entitled “Special Factors — Appraisal Rights,” beginning on page 70.
Interests of the Company’s Directors and Executive Officers in the Merger
(page 74)
The Company’s directors and executive officers have financial interests in the merger that may be different from, or in addition to, the interests of the Company stockholders generally and that may create potential conflicts of interest. The Board was aware of and considered these interests in reaching the determination to approve the execution, delivery and performance by the Company of the merger agreement and to recommend that Company stockholders approve the merger agreement proposal and the advisory compensation proposal. These interests include, among others, the following:
•
certain of the Company’s non-employee directors hold outstanding restricted stock units (“Company RSUs”), which will vest “single-trigger” at the effective time and entitle the holder to receive the merger consideration in respect of each share of Company common stock subject to such Company RSU;

•
certain of the Company’s executive officers hold outstanding Company RSUs, which will become converted into the right to receive a cash-based award in an amount equal to the product of (i) the number of shares of Company common stock subject to such Company RSU immediately prior to the effective time multiplied by (ii) the merger consideration (a “Parent Equity Cash Award”). The Parent Equity Cash Award will otherwise continue to be subject to the same terms and conditions as applied to the corresponding Company RSU immediately prior to the effective time (including “double-trigger” vesting protection);

•
certain of the Company’s executive officers hold outstanding long-term cash awards that are subject to performance and service conditions (“Company Cash Performance Awards”) or solely service conditions

(“Company Cash Service Awards”) that will remain outstanding after the effective time and will continue to be eligible to vest and become payable upon achievement of the performance-based vesting conditions and/or service-based vesting conditions applicable to such award immediately prior to the effective time, subject to the same terms and conditions that applied to such award prior to the effective time, including vesting schedule, acceleration (including “double-trigger” vesting protection) and payment-timing provisions;
•
each of the Company’s executive officers is a party to an employment agreement with the Company or its affiliates that provide for severance payments and benefits in connection with a termination of employment without “cause” or for “good reason” following the merger;

•
in anticipation of a potential corporate transaction, certain executive officers received retention agreements from the Company in October 2025, which will be paid out in cash subject to the participant’s continued service for a period of 18 months following the grant date or upon the holder’s termination of employment without “cause” or for “good reason” prior to the vesting date; and

•
continued indemnification and insurance coverage under the merger agreement, the organizational documents of the Company and its subsidiaries and indemnification agreements the Company and any of its subsidiaries has entered into with each of its directors and executive officers.

These interests are described in more detail, and certain of them are quantified, in the section of this proxy statement entitled “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 74 of this proxy statement.
Material U.S. Federal Income Tax Consequences of the Merger
(page 78)
The receipt of cash in exchange for Company common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Generally, for U.S. federal income tax purposes, if you are a holder of Company common stock who is a U.S. holder (as defined below in the section of this proxy statement entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger”), you will recognize capital gain or loss equal to the difference, if any, between the amount of cash you receive in the merger and your adjusted tax basis in your shares of Company common stock exchanged for cash in the merger.
You should read the section of this proxy statement entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 78 for a more detailed description of the material U.S. federal income tax consequences of the merger. The tax consequences of the merger to you will depend on your particular facts and circumstances. You should consult your own tax advisor for a full understanding of the federal, state, local and non-U.S. tax consequences of the merger to you.
Regulatory Approvals in Connection with the Merger
(page 81)
Each of the parties to the merger agreement intends to, and has obligations to, use reasonable best efforts to obtain any consent, authorization, approval, order, waiting period expiration or termination from, or exemption by, any governmental entity necessary to be obtained prior to the effective time and the Company and Parent intend to make all required filings as promptly as practicable, in each case, as described in the section of this proxy statement entitled “The Merger Agreement — Reasonable Best Efforts.” The Company and Parent currently believe that the necessary regulatory approvals will be obtained by the second or third quarter of 2026; however, there can be no assurances that such approvals will be obtained in accordance with this timing or at all.
Consummation of the merger is subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and the rules promulgated by the Federal Trade Commission (the “FTC”), which prevent transactions such as the merger from being consummated until (i) Notification and Report Forms are filed with the Department of Justice (the “DOJ”) and FTC and (ii) the applicable waiting period is terminated early or expires. In addition to clearance under the HSR Act, the consummation of the Merger is also subject to the receipt of regulatory approvals under applicable antitrust laws in Australia. The HSR waiting period was earlier terminated on April 15, 2026; the Australia approval was waived by the Australian Competition and Consumer Commission (“ACCC”) on April 22, 2026.

Consummation of the merger is also subject to receipt of approval from the Committee on Foreign Investment in the United States (“CFIUS”), which, pursuant to Section 721 of title VII of the Defense Production Act of 1950, as amended (the “DPA”), provides for national security reviews and, where appropriate, investigations by CFIUS of transactions in which a foreign person acquires control of a U.S. business.
Litigation Relating to the Merger and the Transactions Contemplated Thereby
(page 82)
Lawsuits may be filed against the Company, the Board or the Company’s officers in connection with the merger or the other transactions contemplated by the merger agreement, which could prevent or delay consummation of the merger and result in substantial costs to the Company, including any costs associated with indemnification obligations of the Company. As of the date of the preliminary version of this proxy statement, no such lawsuits have been filed. For a further description of litigation relating to the merger, see the section of this proxy statement entitled “Special Factors — Litigation Relating to the Merger and the Transactions Contemplated Thereby” beginning on page 82.
Merger Agreement
(page 85)
A summary of the material provisions of the merger agreement, which is attached as Annex A to this proxy statement, and which is incorporated by reference in this proxy statement in its entirety, is included in the section of this proxy statement entitled “The Merger Agreement” beginning on page 85.
No Solicitation
(page 95)
The merger agreement generally restricts the Company’s ability to initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal (as defined below under the section entitled “Merger Agreement — No Solicitation; Change in Board Recommendation”).
Conditions of the Merger
(page 103)
Each party’s obligations to effect the merger are subject to the satisfaction (or waiver, if permissible under applicable law), at or prior to the effective time, of each of the following conditions:
•	the receipt of the Requisite Company Stockholder Approval (as defined below);
•
that no court or other governmental authority of competent jurisdiction shall have enacted, announced, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) (collectively, an “Order”) that is then in effect and that restrains, enjoins, renders illegal or otherwise prohibits consummation of the merger;

•
the expiration or termination of the waiting period (and any extension thereof) applicable to the consummation of the merger under the HSR Act and the receipt of any waivers, approvals or clearances under the applicable antitrust laws in Australia; and

•	the receipt of clearance from CFIUS in connection with the consummation of the merger and other transactions contemplated by the merger agreement.
The obligations of Parent, Merger Sub and the Company to effect the merger are subject to the satisfaction (or waiver by Parent and Merger Sub or the Company), at or prior to the effective time, of certain additional conditions. For more information, see the section entitled “The Merger Agreement — Conditions of the Merger.”
The consummation of the merger is not conditioned upon Parent’s receipt of financing. Each party may waive any of the conditions to its obligations to consummate the merger except where waiver is not permitted by law.

Termination of the Merger Agreement
(page 103)
The merger agreement may be terminated and the transactions abandoned at any time prior to the effective time, whether before or after receipt of the Requisite Company Stockholder Approval, by the mutual written consent of the Company and Parent.
Termination by Either the Company or Parent
In addition, the Company (upon approval by the Special Committee), on the one hand, or Parent (on behalf of itself and Merger Sub), on the other hand, may terminate the merger agreement and abandon the transactions at any time prior to the effective time, whether before or after receipt of the Requisite Company Stockholder Approval, if:
•
the merger has not been consummated on or before August 26, 2026 (as may be extended, the “Outside Date”) so long as breach of the merger agreement by the terminating party (and, in the case of Parent, Merger Sub) has not been the proximate cause of the failure of the merger to be consummated by such time; provided that if, as of August 26, 2026, all of the conditions to closing have been satisfied or waived, as applicable, or for conditions that by their nature are to be satisfied at the closing, shall then be capable of being satisfied (except for any condition related to obtaining required regulatory approvals or the absence of an Order restraining/prohibiting consummation of the merger) then the Outside Date shall automatically be extended to November 27, 2026 (and if so extended, such later date being the Outside Date).

•
any court or other governmental authority of competent jurisdiction shall have enacted, issued, promulgated or entered any Order that permanently restrains, enjoins, renders illegal or otherwise permanently prohibits consummation of the merger and such Order shall have become final and non-appealable, so long as breach of the merger agreement by the terminating party (and, in the case of Parent, Merger Sub) has not been the proximate cause of such Order; or

•
the special meeting of Company stockholders (including any adjournments, recessions or postponements thereof) has concluded and the Requisite Company Stockholder Approval is not obtained, so long as breach of the merger agreement by the terminating party (and, in the case of Parent, Merger Sub) has not been the proximate cause of the failure to obtain the Requisite Company Stockholder Approval.

Termination by Parent
Parent may also terminate the merger agreement and abandon the transactions by written notice to the Company at any time prior to the effective time, whether before or after receipt of the Requisite Company Stockholder Approval (except as otherwise noted), if:
•
the Company has breached any of its representations, warranties, covenants or agreements set forth in the merger agreement, such that any of the conditions described under the first or second paragraph of the section below entitled “— Conditions of the Merger” would not be satisfied (and such breach is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) 30 days after the giving of notice thereof by Parent to the Company describing such breach in reasonable detail and stating Parent’s intention to terminate the merger agreement and abandon the merger and any other transactions contemplated by the merger agreement and (ii) three business days prior to the Outside Date; provided, however, that Parent may not terminate the merger agreement in this way if the Company is then entitled to terminate the merger agreement due to a terminable breach by Parent; or

•
the Company or any of its subsidiaries has entered into any Alternative Acquisition Agreement or, prior to the time the Requisite Company Stockholder Approval is obtained and whether or not the Company is in compliance with the non-solicitation provisions of the merger agreement, if a Change of Recommendation shall have been made or occurred.

Termination by the Company
The Company (upon approval of the Special Committee) may also terminate the merger agreement and abandon the transactions by written notice to Parent at any time prior to the effective time, whether before or after receipt of the Requisite Company Stockholder Approval (except as otherwise noted), if:
•
either of Parent or Merger Sub has breached any of its representations, warranties covenants or agreements in the merger agreement, such that any of the conditions described under the first or third paragraph of the section below entitled “— Conditions of the Merger” would not be satisfied (and such breach is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) 30 days after the giving of notice thereof by the Company to the breaching party describing such breach in reasonable detail and stating the Company’s intention to terminate the merger agreement and abandon the merger and any other transactions contemplated by the merger agreement and (ii) three business days prior to the Outside Date; provided, however, that the Company may not terminate the merger agreement in this way if Parent is then entitled to terminate the merger agreement due to a terminable breach by the Company;

•
prior to receipt of the Requisite Company Stockholder Approval, in connection with entering into an Alternative Acquisition Agreement in accordance with the applicable terms of the merger agreement; provided that prior to or substantially concurrently with such termination the Company pays or causes to be paid the Company termination fee; or

•
(i) all of the conditions described under the first and second paragraphs of the section entitled “— Conditions of the Merger” have been, and continue to be, satisfied (other than those conditions that by their terms are to be satisfied by actions taken at the closing, each of which is capable of being and would be satisfied at the closing) or, to the extent permitted by law, waived; (ii) Parent and Merger Sub shall have failed to consummate the merger by the time the closing was required to occur pursuant to the terms of the merger agreement; (iii) the Company has irrevocably notified Parent in writing that the Company stands ready, willing and able to consummate the merger on the date such notice is delivered and through the end of the next succeeding three business days and, if Parent and Merger Sub are ready, willing and able to consummate the merger, it will consummate the merger; and (iv) the merger has not been consummated by the end of the third business day following receipt of such notice, it being understood that the Company will not be entitled to terminate the merger agreement in this way if Parent has the valid right to terminate the merger agreement due to a terminable breach by the Company.

Termination Fees
(page 105)
Under certain circumstances, if the merger is not consummated, the Company may be obligated to pay to Parent an approximately $7.2 million termination fee, and under certain circumstances, Parent may be obligated to pay to the Company a $12 million termination fee. Please see the section of this proxy statement entitled “The Merger Agreement — Termination Fees” beginning on page 105.
Parties to the Merger
(page 111)
KORE Group Holdings, Inc.
The Company is a Delaware corporation with operating subsidiaries that provides advanced connectivity services, location-based services, device solutions, managed and professional services used in the development and support of the “Internet of Things” (“IoT”) technology for the business market. The Company’s IoT platform is delivered in partnership with the world’s largest mobile network operators and provides secure, reliable, wireless connectivity to mobile and fixed devices. This technology enables the Company to expand its global technology platform by transferring capabilities across new and existing vertical markets and delivers complementary products to channel partners and resellers worldwide.
The Company was incorporated under the laws of Delaware in 2003. Shares of Company common stock are listed on NYSE under the trading symbol “KORE.”

KONA Parent, L.P.
Parent is a Delaware limited partnership and a subsidiary of Searchlight and KONA Parent GP, LLC that was formed solely for the purpose of entering into the merger agreement and related agreements and consummating the transactions contemplated thereby. Upon the consummation of the transactions contemplated by the merger agreement and related agreements, the Company will be a subsidiary of Parent.
KONA Merger Sub Co.
Merger Sub is a Delaware corporation and a wholly owned subsidiary of Parent that was formed solely for the purpose of entering into the merger agreement and related agreements and consummating the transactions contemplated thereby. Upon the consummation of the transactions contemplated by the merger agreement and related agreements, Merger Sub will cease to exist.
The Special Meeting
(page 112)
Date, Time and Place
The special meeting of Company stockholders will be held in a virtual meeting format on [ ], 2026 at [ ], Eastern Time (unless the special meeting is adjourned or postponed). To access the special meeting, you should visit www.virtualshareholdermeeting.com/KORE2026SM. You will be required to enter a control number, included on your proxy card, voting instruction form or as you may otherwise receive, which will allow you to participate in the special meeting and vote your shares of Company common stock if you are a Company stockholder as of the record date. Please see the section of this proxy statement entitled “The Special Meeting” for additional information on the special meeting, including how to vote your shares of Company common stock.
Record Date and Stockholders Entitled to Vote; Vote Required
(page 113)
Only the Company stockholders of record at the close of business on [ ], 2026, the record date for the special meeting, will be entitled to notice of, and to vote at, the special meeting and any postponement or adjournment thereof.
The approval of the proposal to adopt the merger agreement (the “merger agreement proposal”) requires the affirmative vote (in person or by proxy) of the holders of (a) a majority of the voting power represented by the outstanding shares of Company common stock that are entitled to vote thereon in accordance with the DGCL (the “Company Stockholder Approval”) and (b) a majority of the votes cast by Disinterested Stockholders of the Company at the Company special meeting (the “Disinterested Stockholder Approval”) (the Company Stockholder Approval and Disinterested Stockholder Approval collectively, the “Requisite Company Stockholder Approval”). The approval of the proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to our named executive officers in connection with the consummation of the merger (the “advisory compensation proposal”) requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter. Assuming a quorum is present, the approval of the proposal to approve any adjournment of the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies if there are insufficient votes at the special meeting to adopt the merger agreement (the “adjournment proposal”) requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter. Approval of the advisory compensation proposal and the adjournment proposal is not a condition to the consummation of the merger. Note that you may vote to approve the merger agreement proposal and vote not to approve the advisory compensation proposal or adjournment proposal and vice versa.
The Voting and Support and Rollover Agreements
(page 108)
On February 26, 2026, concurrently with the execution of the merger agreement, the Company and Parent entered into (i) a Voting and Support Agreement (the “Cerberus Support Agreement”) with Cerberus Telecom

Acquisition Holdings, LLC (“Cerberus”), which beneficially owns approximately 8% of the outstanding shares of Company common stock, pursuant to which, among other things, Cerberus has agreed to vote (or cause to be voted) all of the shares of Company common stock held by it in favor of the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement; (ii) a Rollover, Voting and Support Agreement with Searchlight, an affiliate of Searchlight Capital (the “Searchlight Rollover Agreement”), which beneficially owns all of the Company’s issued and outstanding Series A-1 preferred stock (with a present liquidation preference of approximately $275 million) and the warrants issued by the Company to Searchlight on November 15, 2023, and December 13, 2023 (the “Penny Warrants”) to purchase approximately 12% of the shares of Company common stock, pursuant to which, among other things, Searchlight has agreed to vote (or cause to be voted) all of the shares of Company common stock that may have been issued to Searchlight upon exercise of the Penny Warrants in favor of the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement and to contribute any unexercised Penny Warrants and any shares of Company common stock issued upon exercise of the Penny Warrants to Parent immediately prior to the effective time; and (iii) (A) Voting and Support Agreements with affiliates of Abry, and (B) Rollover, Voting and Support Agreements with affiliates of Abry, which beneficially own approximately 28% of the outstanding shares of Company common stock, pursuant to which, among other things, such affiliates of Abry have agreed to vote (or cause to be voted) all of the shares of Company common stock held by such affiliates in favor of the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement and to contribute shares representing approximately 27% of the outstanding shares of Company common stock to Parent immediately prior to the effective time.
On March 17, 2026, the Company and Parent entered into (i) a Rollover, Voting and Support Agreement (the “Dotmar Rollover Agreement”) with Dotmar Investments Limited, which beneficially owns approximately 5% of the outstanding shares of Company common stock, pursuant to which, among other things, Dotmar Investments Limited has agreed to vote (or cause to be voted) all of the shares of Company common stock in favor of the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement and to contribute all of such shares to Parent immediately prior to the effective time; (ii) a Rollover, Voting and Support Agreement (the “Burston Rollover Agreement”) with Richard Burston, who beneficially owns approximately 1% of the outstanding shares of Company common stock, pursuant to which, among other things, Richard Burston has agreed to vote (or cause to be voted) all of the shares of Company common stock in favor of the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement and to contribute all of such shares to Parent immediately prior to the effective time; and (iii) a Rollover, Voting and Support Agreement (the “Terrdian Rollover Agreement”) with Terrdian Holdings Inc., which beneficially owns approximately 7% of the outstanding shares of Company common stock, pursuant to which, among other things, Terrdian Holdings Inc. has agreed to vote (or cause to be voted) all of the shares of Company common stock in favor of the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement and to contribute all of such shares to Parent immediately prior to the effective time.
As of April 3, 2026, the stockholders that are party to the Support Agreements (as defined below) collectively beneficially owned, and have agreed to vote in favor of the adoption of the merger agreement and approval of the merger, an aggregate of approximately 48% of the outstanding shares of Company common stock entitled to vote on the merger agreement proposal (which does not include the shares subject to the Penny Warrants held by Searchlight which do not have a right to vote unless exercised). The Support Agreements do not guarantee how any other stockholders not party to such agreements will vote and no assurance can be given that the Requisite Company Stockholder Approval (which includes the Company Stockholder Approval and the Disinterested Stockholder Approval) will be obtained.
For more information, please see the section of this proxy statement entitled “The Voting and Support and Rollover Agreements” beginning on page 108.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers are intended to briefly address some commonly asked questions regarding the special meeting, the merger and the merger agreement. These questions and answers may not address all questions that may be important to you. You should read the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.
Q:	Why am I receiving this proxy statement?
A:
You are receiving this proxy statement in connection with the solicitation of proxies by the Board in favor of the merger agreement proposal and the other matters to be voted on at the special meeting described below under “— What proposals will be considered at the special meeting?”

Q:	As a holder of Company common stock, what will I receive in the merger?
A:
If the merger is consummated, you will be entitled to receive $9.25 in cash, without interest and subject to any applicable tax withholding, for each share of Company common stock that you own immediately prior to the effective time.

Q:	When and where is the special meeting of our stockholders?
A:
The special meeting of Company stockholders will be held in a virtual meeting format on [   ], 2026 at [   ], Eastern Time. Company stockholders may only attend the special meeting virtually. To access the special meeting, you should visit www.virtualshareholdermeeting.com/KORE2026SM. You will be required to enter a control number, included on your proxy card, voting instruction form or as you may otherwise receive, which will allow you to participate in the special meeting and vote your shares of common stock if you are a Company stockholder as of the record date. We encourage you to access the special meeting before the start time of [   ], Eastern Time. Please allow ample time to log into the audio webcast and test your computer systems.

Q:	Who is entitled to attend and vote at the special meeting?
A:
Only Company stockholders of record at the close of business on [   ], 2026, the record date for the special meeting, will be entitled to notice of, and to vote at, the special meeting and any postponement or adjournment thereof. As of the close of business on the record date, there were [   ] shares of Company common stock outstanding and entitled to vote. Each Company stockholder is entitled to one vote per share of Company common stock held by such Company stockholder on the record date on each of the proposals presented in this proxy statement.

For additional information on how to vote at the special meeting, please see the section entitled “The Special Meeting — Voting Procedures.”
A complete list of the Company stockholders entitled to vote at the special meeting will be available for examination by any Company stockholder, for any purpose germane to the special meeting, at our corporate headquarters, 1155 Perimeter Center West, 11th Floor, Atlanta, Georgia 30338, during ordinary business hours for a period of ten days before the special meeting and virtually during the whole time of the special meeting. Such list will be accessible virtually during the special meeting to any Company stockholder who logs in using their 16-digit control number at www.virtualshareholdermeeting.com/KORE2026SM.
Q:	What proposals will be considered at the special meeting?
A:	At the special meeting, Company stockholders will be asked to consider and vote on the following proposals:
•	the merger agreement proposal;
•	the advisory compensation proposal; and
•	the adjournment proposal.
Q:	What vote of our stockholders is required to approve each of the proposals?
A:
The approval of the merger agreement proposal requires the Requisite Company Stockholder Approval, which consists of the affirmative vote (in person or by proxy) of the holders of (a) a majority of the voting power represented by the outstanding shares of Company common stock that are entitled to vote thereon in accordance with the DGCL and (b) a majority of the votes cast by Disinterested Stockholders of the Company at the special meeting. Under the merger agreement, the receipt of the Requisite Company Stockholder Approval is a condition to the consummation of the merger. Note that you may vote to approve the merger agreement proposal and vote not to approve the advisory compensation proposal or adjournment proposal and vice versa. Abstentions, failures to vote (including a failure to authorize a proxy to vote on a Company stockholder’s behalf) and broker non-votes will have the same effect as a vote “AGAINST” the merger agreement proposal for purposes of obtaining the Company Stockholder Approval, but will have no effect on the Disinterested Stockholder Approval.
The approval of the advisory compensation proposal requires the affirmative vote (in person or by proxy) of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter. An abstention will have no effect on the advisory compensation proposal.
Assuming a quorum is present, the approval of the adjournment proposal requires the affirmative vote (in person or by proxy) of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter. The Company does not intend to call a vote on this proposal if the merger agreement proposal is approved at the special meeting. Assuming a quorum is present, an abstention will have no effect on the adjournment proposal.
Q:	What constitutes a quorum for purposes of the special meeting?
A:
The presence at the special meeting, in person or by proxy, of the holders of a majority in voting power of the stock issued and outstanding and entitled to vote will constitute a quorum. For more information about the quorum of the special meeting, see “The Special Meeting” beginning on page 112.

Q:	How do the Company’s directors and executive officers intend to vote?
A:
As of April 3, 2026, the directors and executive officers of the Company beneficially owned in the aggregate 5,300,614 shares of Company common stock, or approximately 30% of the outstanding shares of Company common stock. Although none of the directors or executive officers is obligated to vote to approve the merger agreement proposal, we currently expect that each of these individuals will vote all of his or her shares “FOR” each of the proposals to be presented at the special meeting. The votes cast in respect of any shares owned by the directors affiliated with Searchlight or Abry or any “officers” of the company within the meaning of Rule 16a-1(f) of the Exchange Act, will not count for the Disinterested Stockholder Approval.

Q:	What is a proxy?
A:
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of Company common stock. The written document describing the matters to be considered and voted on at the special meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Company common stock is called a “proxy card.” You may follow the instructions on the proxy card to designate a proxy by telephone or by the Internet in the same manner as if you had signed, dated and returned a proxy card. Anthony Bellomo and Jack W. Kennedy Jr., each with full power of substitution and re-substitution, have been designated as proxy holders for the special meeting by the Board.

Q:	What happens if I transfer my Company common stock before the special meeting?
A:
The record date for the special meeting is earlier than both the date of the special meeting and the consummation of the merger. If you transfer your shares before the record date, you will not be entitled to vote at the special meeting. If you own Company common stock on the record date and transfer your shares after the record date but prior to the special meeting, you will, unless special arrangements are made, retain your right to vote such shares of Company common stock at the special meeting. The right to receive the merger consideration, however, will pass to the person to whom you transferred your shares of Company common stock. Unless special arrangements are made, the person to whom you transfer your shares of Company common stock after the record date will not have a right to vote those shares at the special meeting. For more information, see “The Special Meeting” beginning on page 112.

Q:	How do I vote if I am a Company stockholder of record or hold my shares in “street name”?
A:	If you are a Company stockholder of record as of the record date, you may vote your shares of Company common stock on matters presented at the special meeting in any of the following ways:

•	by attending the special meeting virtually and casting your vote electronically;
•	by proxy (Company stockholders may vote in advance by authorizing a proxy for the special meeting by completing, signing, dating and mailing the enclosed proxy card in the envelope provided);
•	on the internet, by following the internet proxy instructions printed on the enclosed proxy card;
•	by telephone, using the telephone number printed on the enclosed proxy card; or
•	by mail, by marking the enclosed proxy card, dating and signing it, and returning it in the accompanying prepaid reply envelope.
Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf. If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker.
For more detailed instructions on how to vote using one of these methods, please see the section of this proxy statement entitled “The Special Meeting — Voting Procedures” beginning on page 114.
Whether or not you plan to attend the special meeting, we urge you to vote now to ensure your vote is counted. You may still attend the special meeting and vote during the live webcast if you have already voted by proxy.
Q:	What will happen if I abstain from voting or fail to vote on any of the proposals?
A:
The approval of the merger agreement proposal requires the Requisite Company Stockholder Approval. If you fail to authorize a proxy to vote your shares or to vote at the special meeting, or fail to instruct your broker, bank or other nominee on how to vote, the effect will be that the shares of Company common stock that you own will not be counted for purposes of determining whether a quorum is present at the special meeting. If you abstain from voting or fail to authorize a proxy to vote your shares or to vote at the special meeting, or fail to instruct your broker, bank or other nominee on how to vote, it will have the same effect as a vote “AGAINST” the merger agreement proposal for purposes of obtaining the Company Stockholder Approval, but will have no effect on the Disinterested Stockholder Approval.

Assuming a quorum is present, the approval of the advisory compensation proposal and the adjournment proposal each requires the affirmative vote (in person or by proxy) of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on each such matter. Assuming a quorum is present, if you abstain from voting or fail to authorize a proxy to vote your shares or to vote at the special meeting, or fail to instruct your broker, bank or other nominee on how to vote, it will have no effect on the advisory compensation proposal and the adjournment proposal.
Q:	Can I change my vote after I have delivered my proxy?
A:	Yes. For Company stockholders of record, any time after you have submitted a proxy card and before the proxy card is exercised, you may revoke or change your vote in one of three ways:
•
you may submit a new proxy card bearing a later date (which automatically revokes the earlier proxy or voting instructions) in accordance with the instructions detailed in the section of this proxy statement entitled “The Special Meeting — Voting Procedures”;

•	you may submit a written notice of revocation to the Company’s Secretary at 1155 Perimeter Center West, 11th Floor, Atlanta, Georgia 30338; or
•	you may attend the special meeting and vote during the live webcast. Attendance at the special meeting will not, in itself, constitute revocation of a previously granted proxy.
Please note that if you want to revoke your proxy by sending a new proxy card or a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company prior to the special meeting.
If you hold your shares in “street name,” you will need to revoke or resubmit your proxy through your broker, bank or other nominee and in accordance with its procedures. If your broker, bank or other nominee allows you to submit a proxy via the internet or by telephone, you may be able to change your vote by submitting a new proxy via the internet or by telephone (or by mail). In order to attend the special meeting and vote during the webcast, which will have the same effect as revoking any previously submitted voting instructions, you will need to obtain a legal proxy issued in your name from your broker, bank or other nominee, who is the Company stockholder of record.
Q:	What should I do if I receive more than one set of voting materials?
A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement or multiple proxy or voting instruction cards. For example, if, as of the record date, you hold your Company common stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold Company common stock. Please submit each proxy and voting instruction card that you receive in accordance with the instructions provided in this proxy statement to ensure that all of your shares of Company common stock are voted.

Q:	Am I entitled to exercise appraisal rights instead of receiving the merger consideration for my Company common stock?
A:
Yes. Holders of Company common stock are entitled to appraisal rights under Section 262 so long as they take certain actions and meet certain conditions, including that they do not vote (through virtual presence or by proxy) in favor of the merger agreement proposal. For more information regarding appraisal rights, please see the section of this proxy statement entitled “Special Factors — Appraisal Rights” beginning on page 70. Failure to strictly comply with Section 262 may result in your waiver of, or inability to exercise, appraisal rights.

Q:	When is the merger expected to be consummated?
A:
We currently expect to consummate the merger during the second or third quarter of 2026, subject to receipt of the Requisite Company Stockholder Approval and the required regulatory approvals and the satisfaction or waiver of the other conditions to the merger set forth in the merger agreement.

Q:	What effect will the merger have on the Company?
A:
If the merger is consummated, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and a subsidiary of Parent. If the merger is consummated, there will be no further market for the shares of Company common stock, and the surviving corporation will cause the shares of Company common stock to be de-listed from NYSE and de-registered under the Exchange Act of 1934 as promptly as practicable following the effective time, and, accordingly, the Company common stock will no longer be publicly traded.

Q:	Is the closing of the merger subject to any conditions?
A:
Yes. The obligations of each party to effect the merger are subject to the satisfaction (or waiver, if permissible under applicable law), at or prior to the effective time, of certain conditions, including:

•	the receipt of the Requisite Company Stockholder Approval;
•
the expiration or termination of the waiting period (and any extension thereof) applicable to the transactions contemplated by the merger agreement under the HSR Act and the receipt of any waivers, approvals or clearances under the applicable antitrust laws in Australia;

•	the receipt of clearance from CFIUS in connection with the consummation of the merger and other transactions contemplated by the merger agreement; and
•
that no court or other governmental authority of competent jurisdiction have enacted an Order that will be in effect and that restrains, enjoins, renders illegal or otherwise prohibits consummation of the merger.

For more information, please see the section of this proxy statement entitled “The Merger Agreement — Conditions of the Merger” beginning on page 103.

Q:	What happens if the merger is not consummated?
A:
In the event that the Requisite Company Stockholder Approval is not obtained or if the merger is not consummated for any other reason, the Company stockholders will not receive any payment for their shares of Company common stock in connection with the merger. Instead, the Company will remain an independent public company, the Company common stock will continue to be listed and traded on NYSE, the Company common stock will continue to be registered under the Exchange Act, the Company will continue to file periodic reports with the SEC and the Company stockholders will continue to own their shares of Company common stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of the Company common stock.

Under certain circumstances, if the merger is not consummated, the Company may be obligated to pay to Parent an approximately $7.2 million termination fee, and under certain circumstances, Parent may be obligated to pay to the Company a $12 million termination fee. Please see the section of this proxy statement entitled “The Merger Agreement — Termination Fees” beginning on page 105.
Q:	What is householding and how does it affect me?
A:
The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings.

In accordance with such rules, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. (“Broadridge”) at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address. We will promptly deliver an additional copy of the proxy statement to any stockholder who so requests.
Q:	What do I need to do now?
A:
We urge you to read this proxy statement carefully, including its annexes and the documents referred to as incorporated by reference in this proxy statement, as well as the related Schedule 13E-3, including the exhibits thereto, filed with the SEC, and to consider how the merger affects you. For more information, see “Where You Can Find Additional Information” beginning on page 136 of this proxy statement.

Even if you plan to attend the special meeting, after carefully reading and considering the information contained in this proxy statement, please submit your proxy promptly to ensure that your shares are represented at the special meeting of the Company stockholders.
If you are a stockholder of record, please submit your proxy for your shares:
•	on the Internet, by following the Internet proxy instructions printed on the enclosed proxy card;
•	by telephone, using the telephone number printed on the enclosed proxy card; or
•	by mail, by marking the enclosed proxy card, dating and signing it and returning it in the accompanying prepaid reply envelope.
If you decide to attend the special meeting and vote electronically, your vote at the special meeting will revoke any proxy previously submitted.
If, as of the record date, you are the beneficial owner of shares held in “street name” by your broker, bank or other nominee, please refer to the instructions provided by your broker, bank or other nominee to see which of the above choices are available to you in order to have your shares voted.
For more information, see “The Special Meeting” and “Where You Can Find Additional Information” beginning on pages 112 and 136, respectively.

Q:	Who can help answer my questions?
A:
If you need assistance in completing your proxy card or have questions regarding the special meeting, please send an email to Vik Vijayvergiya, VP, Investor Relations, at vvijayvergiya@korewireless.com stating the purpose of the request and providing proof of ownership of common stock.

SPECIAL FACTORS
Overview
The Company is seeking the adoption by the holders of Company common stock of the merger agreement that the Company entered into on February 26, 2026 with Parent and Merger Sub. Under the terms of the merger agreement, subject to the satisfaction or (if permissible under applicable law) waiver of specified conditions, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and a subsidiary of Parent. The Board, by unanimous vote of those directors present at a special meeting of the Board held on February 26, 2026 (excluding the Searchlight and Abry directors, who were not present at such special meeting of the Board), has approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement and recommends that Company stockholders vote to adopt the merger agreement.
Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the merger agreement, including the Company’s identification and evaluation of strategic alternatives and the negotiation of the merger agreement. The following chronology does not purport to catalogue every conversation of, by, with or among members of the Board, the Company’s management team, the representatives of each party to the merger agreement, their respective advisors, or any other persons, including the Special Committee, the Searchlight Persons and the Abry Entities.
The Board, acting independently and with information from the Company’s management team, and in the ordinary course of business, regularly evaluates the operations, financial performance, liquidity, future growth prospects, market perception, and industry conditions of the Company in light of the totality of the circumstances, including current and anticipated business and industry trends, regulatory conditions, future growth prospects, the current and expected financing environment, and overall strategic direction of its business, in each case, with the goal of maximizing short-term and long-term value for its shareholders. The Board and management team have, from time to time, considered various strategic alternatives, including the continued execution of the Company’s strategy as a stand-alone public company, the pursuit of various alliances, potential combinations, and potential acquisitions and partial dispositions. In early 2023, the Board, together with Company management and financial advisors, reviewed the Company’s strategic and operating position and the Company’s access to liquidity and capital needed to continue the Company’s business as currently conducted. The Company concluded that despite the Company’s execution on its current strategy, among other things, the Company’s debt leverage profile and constrained common stock public float and trading liquidity drove a lower per-share common stock price, limiting potential interest in the Company. Furthermore, the Board considered that the Company’s term loan of an aggregate of $315.0 million would mature on December 31, 2024, leading the Company to explore a comprehensive refinance and investment transaction.
As a result of this process, on November 9, 2023, the Company, only with respect to certain limited sections thereof, King LLC Merger Sub LLC (as successor to Maple Intermediate Holdings Inc.), KORE Wireless Group, Inc., as borrower, and certain other subsidiaries of the Company, as guarantors, entered into a certain credit agreement with Whitehorse Capital Management, LLC, as administrative agent and collateral agent, and the lenders party thereto (the “Credit Agreement”), that consisted of a term loan of $185 million, as well as a senior secured revolving credit facility of $25 million. On November 15, 2023, the Credit Agreement became effective. The proceeds of the credit facilities under the Credit Agreement were used to fully repay the previously existing senior secured term loan and revolver facilities entered into on December 21, 2018 (as from time to time amended and supplemented or otherwise modified) by and among Maple Intermediate Holdings Inc., Kore Wireless Group Inc., the subsidiary guarantors party thereto, UBS AG Stamford Branch, as administrative agent and collateral agent, and UBS Securities LLC and Antares Capital LP, as joint lead arrangers and bookrunners.
Also as a result of this process, the Company entered into an Investment Agreement (as amended by the Amendment to Investment Agreement, dated as of December 13, 2023) (the “Investment Agreement”) on November 9, 2023, with Searchlight, under which the Company agreed to issue and sell to Searchlight (i) shares of Series A-1 Preferred Stock of the Company, par value of $0.0001 (the “Series A-1 Preferred Stock”), at a price per share of $1,000 and (ii) a warrant (the “Warrant”) to purchase shares of common stock of the Company, with an exercise price of $0.01 per share (as may be adjusted in accordance with the Warrant) in a private placement

(collectively, the “Searchlight Financing”) for an aggregate purchase price of $150.0 million (the “Purchase Price”). At the closing of the Searchlight Financing, which occurred on November 15, 2023, the Company issued to Searchlight an aggregate of 150,000 shares of the Series A-1 Preferred Stock and a Warrant to purchase up to an aggregate of 11,800,000 shares of Company common stock (as may be adjusted in accordance with the Warrant). On December 13, 2023, the Company issued to Searchlight an additional 2,857 shares of Series A-1 Preferred Stock, at a price per share of $1,000, and a warrant (the “Additional Warrant,” which collectively with the other warrants issued on November 15, 2023 comprise the “Penny Warrants”) to purchase an additional 224,711 shares of Company common stock (as may be adjusted in accordance with the Additional Warrant), with an exercise price of $0.01 per share (as may be adjusted in accordance with the Additional Warrant) in a private placement for an aggregate purchase price of approximately $2.9 million.
In connection with the Searchlight Financing, Searchlight obtained the right to appoint two directors to the Board pursuant to that certain Amended and Restated Investor Rights Agreement, dated as of November 15, 2023, by and among the Company and the signatories thereto (as further amended and restated by that certain Second Amended and Restated Investor Rights Agreement, dated as of October 30, 2024, by and between the Company and the signatories thereto) (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, Abry also was entitled to appoint two directors to the Board. On November 15, 2023, Searchlight appointed Andrew Frey and David Fuller to the Board, and Abry elected that Jay Grossman and Robert MacInnis would continue to serve on the Board. Each of Messrs. Frey, Fuller, Grossman and MacInnis remain as members of the Board.
On December 19, 2024, Searchlight filed a Schedule 13D/A (the “December 19 Schedule 13D/A”) with the SEC disclosing, among other things, that Searchlight, individually and together with its affiliates, intended to evaluate the possibility of a further investment in or full acquisition of the Company, which could include open-market or private purchases of the Company’s common stock (to the extent permitted by existing agreements), and that Searchlight may have discussions with the Company and/or sources of financing or other third parties concerning the foregoing. Prior to the filing of the December 19 Schedule 13D/A, the Company’s stock price closed at $1.17 on December 18, 2024.
In late December 2024 after the filing of the December 19 Schedule 13D/A, there were discussions among the Board members that were not affiliated with Searchlight and Abry about the potential need to form a special committee of the Board in the event either Searchlight and Abry, whose potential interest to participate in a transaction led by Searchlight was expressed informally during Board discussions, were to present an offer to acquire the Company. These discussions continued through early February 2025. On February 7, 2025, the Board met without the members affiliated with Searchlight and Abry, with representatives from Troutman Pepper Locke LLP (“Troutman”) in attendance to discuss a potential formation of a special committee. Representatives of Troutman also presented on the Board’s fiduciary duties in connection with a Potential Transaction. Furthermore, it was determined that Jack W. Kennedy Jr., the Company’s Chief Legal Officer, would collect and summarize questionnaires from the members of the Board relating to their independence and relevant affiliations.
On March 4, 2025, the Board held a meeting, with representatives of Troutman in attendance, where Mr. Kennedy summarized for the Board the responses of the directors in their questionnaires, and discussed the independence of directors under applicable law. Between March 4, 2025 and March 31, 2025, there were further discussions among Board members regarding the potential formation of a special committee, its scope, composition, and compensation.
On March 31, 2025, the Board adopted resolutions by unanimous written consent which, among other things, (i) established a special committee of the Board (the “Special Committee”), (ii) appointed Timothy Donahue and James Geisler to serve as the members of the Special Committee, each of whom had been determined independent, (iii) delegated to the Special Committee the power and authority of the Board to, among other things, review, evaluate, negotiate, and recommend for or against a possible strategic sale of the Company (a “Potential Transaction”) and the Company’s alternatives thereto (including whether the Company should remain a stand-alone entity), and to take any and all actions and to do or cause to be done any or all things that the Special Committee may deem necessary, advisable or appropriate in connection therewith, (iv) authorized the Special Committee to retain its own advisors and (v) resolved not to approve a Potential Transaction or any alternative thereto, or recommend a Potential Transaction or any modification, variation, supplement or waiver thereof or any other alternative for approval by the Company’s stockholders without a prior favorable recommendation by the Special

Committee. The resolutions also authorized a payment of up to $50,000 to each member of the Special Committee, payable in 6 monthly installments to compensate each member of the Special Committee for their services on the Special Committee. Mr. Donahue acted as chair of the Special Committee.
During April 2025, the Special Committee interviewed legal advisors to serve as the Special Committee’s counsel, including a representative of Richards, Layton & Finger, P.A. (“RLF”). On April 17, 2025, the Special Committee interviewed a representative of RLF, who provided disclosure regarding RLF’s prior relationships with Searchlight, Abry and the Company, noting that in the past two years, RLF had not represented the Company but had performed work for each of Searchlight and Abry, which RLF advised the Special Committee was not material to RLF and would not impact RLF’s ability to independently advise the Special Committee. The Special Committee determined that such contacts would not impact RLF’s ability to independently advise the Special Committee. The Special Committee subsequently retained RLF as its legal counsel based on, among other things, RLF’s experience, expertise, independence, qualifications and reputation. For the two-year period prior to February 26, 2026, RLF collected fees from Searchlight, Abry and known affiliates thereof representing less than 1% of RLF’s revenue during such period, which amount is not material to RLF.
During April 2025, the Special Committee also interviewed and solicited fee proposals from candidates to serve as the Special Committee’s financial advisor, including Rothschild & Co and four other candidates.
On April 28, 2025, the Special Committee held a meeting attended by representatives of RLF and discussed the strategic review process. The Special Committee discussed retaining a financial advisor and the possibility that Searchlight and Abry could submit a joint proposal to acquire the Company and related process considerations, including timing and consideration of soliciting interest from third party acquirers.
On May 6, 2025, the Special Committee held a meeting attended by representatives of RLF. The Special Committee discussed retaining a financial advisor and other matters relevant to the Special Committee’s consideration of a Potential Transaction, including the restrictions on certain business combination transactions set forth in Article IX of the Company’s amended and restated certificate of incorporation (as amended, the “Charter”) which could be relevant to the extent that Searchlight sought to jointly bid with Abry. The Special Committee also discussed the questionnaires previously furnished to the members of the Committee and the fact that neither member of the Special Committee reported any conflict or other relationship as to either Searchlight or Abry.
On May 13, 2025, Mr. Donahue and RLF discussed the Special Committee’s retention of a financial advisor. Mr. Donahue and RLF also discussed the potential desirability of clarifying that the Special Committee was delegated the authority to grant waivers under Article IX of the Charter and for the Board to confirm its prior determination that the Special Committee members are “disinterested directors” as defined in Section 144 of the DGCL.
Between May 13, 2025 and May 21, 2025, customary relationship disclosure was provided to RLF and the Special Committee by prospective financial advisors, including Rothschild & Co.
On May 21, 2025, the Special Committee held a meeting attended by representatives of RLF. The Special Committee discussed, among other things, the experience, qualifications, reputation, and relationships disclosure of prospective financial advisor candidates, including Rothschild & Co. The Special Committee considered that Rothschild & Co had no prior or current relationships with the Company or Abry during the prior two years and also considered Rothschild & Co’s ongoing and prior work for Searchlight, which the Special Committee determined would not impact Rothschild & Co’s ability to independently advise the Special Committee.
In late May 2025, the members of the Special Committee decided to engage Rothschild & Co based on Rothschild & Co’s qualifications, experience, reputation and independence, and Rothschild & Co’s engagement was subsequently memorialized pursuant to an engagement letter with Rothschild & Co dated as of July 1, 2025.
The Board adopted resolutions by unanimous written consent dated May 29, 2025, which clarified and confirmed, for the avoidance of doubt, that (i) the Special Committee was delegated the full power and authority of the Board to grant waivers under Article IX of the Charter and (ii) each of Mr. Donahue and Mr. Geisler was a “disinterested director” (as defined in Section 144 of the DGCL) with respect to any possible strategic sale between the Company and a third party, including a transaction between the Company and Searchlight and/or Abry.
On June 9, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. During the meeting, the Special Committee and the representatives of each of RLF and

Rothschild & Co discussed, among other things, process-related matters in connection with a potential sale process and a potential bid by Searchlight and Abry. Following discussion, the Special Committee determined to request that Company management provide five-year projections for the Special Committee’s review.
On June 11, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. The Special Committee discussed and received advice from RLF concerning Article IX of the Charter and the potential for a bid by Searchlight in conjunction with Abry to acquire the Company. The Committee discussed the possibility of a proposal solely by Searchlight and the potential desirability of a stand-alone proposal from Searchlight relative to a joint Searchlight/Abry bid. Following discussion, the Special Committee requested that representatives of Rothschild & Co contact Searchlight to discuss Searchlight’s potential interest in submitting a proposal and whether Searchlight would be willing to submit a proposal without regard to potential participation by Abry.
On June 13, 2025, as requested by the Special Committee, representatives of Rothschild & Co spoke with Mr. Frey, a partner of Searchlight Capital and a member of the Board, concerning a potential offer by Searchlight. Mr. Frey noted, among other things, that Searchlight would not be interested in submitting a standalone proposal without being able to explore participation by Abry. Mr. Frey further indicated his expectation that any proposal by Searchlight would be at a significant premium to the then-current market price, and could result in a greater than 100% premium to the Company’s stockholders. Mr. Frey furthermore stated that Searchlight was not interested in selling its shares of Company stock at this time. The Company’s stock price closed at $2.35 per share on June 13, 2025.
On June 15, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. Representatives of Rothschild & Co summarized their recent discussion with Mr. Frey. The Special Committee discussed, among other things, that Searchlight had indicated it was not interested in selling its shares of Company stock and the merits and considerations of providing relevant waivers that would permit Searchlight to engage in discussions with Abry concerning a Potential Transaction. The Special Committee also discussed with representatives of each of RLF and Rothschild & Co a provision in the Certificate of Designations of the Company’s Series A-1 Preferred Stock entitling Searchlight to conduct a redemption transaction that would provide for a 1.8x minimum multiple on invested capital under certain circumstances following November 15, 2025. In connection with such discussion, the Special Committee came to the view that it was likely not feasible for a Potential Transaction to occur before such provision would become applicable. After discussion, the Special Committee requested that RLF contact Searchlight’s outside counsel, Wachtell, Lipton, Rosen and Katz (“Wachtell”) to discuss Article IX of the Charter and existing provisions of including the Investment Agreement and a potential waiver thereof to facilitate discussions between Searchlight and Abry pertaining to submitting a proposal to acquire the Company.
On June 19, 2025, RLF spoke with Wachtell, who advised that Searchlight would not engage in substantive discussions concerning a Potential Transaction with the Special Committee until waivers were granted pursuant to Article IX of the Charter and the Investment Agreement to allow Searchlight to engage in discussions with Abry pertaining to submitting a proposal to acquire the Company.
On June 23, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. RLF summarized and discussed its recent discussion with Wachtell. The Special Committee discussed the Potential Transaction and alternatives thereto, including remaining a standalone company. The Special Committee discussed Searchlight’s unwillingness to submit a proposal without the opportunity to engage with Abry and the resultant need for waivers under the Charter and Investment Agreement in order to obtain a proposal from Searchlight. The Special Committee also discussed the combined ownership of Searchlight and Abry and the potential impact on third party interest in the Company if Searchlight and Abry were to form a group.
On June 30, 2025, the Special Committee held a meeting attended by Ronald Totton, the Company’s Chief Executive Officer, Anthony Bellomo, the Company’s Chief Financial Officer and Vik Vijayvergiya, the Company’s Vice President for M&A and Investor Relations, as well as representatives of each of RLF and Rothschild & Co. Mr. Bellomo and Mr. Totton reviewed a draft, preliminary version of the Company’s five-year projections, which projections, including potential modifications thereto, Mr. Bellomo, Mr. Totton, the Special Committee and the Special Committee’s advisors subsequently discussed at the meeting.
By letter dated July 8, 2025, representatives of Rothschild & Co provided RLF and the Special Committee with Rothschild & Co’s updated relationships disclosure with respect to the Company, Searchlight and Abry.

On July 14, 2025, the Special Committee held a meeting attended by Mr. Totton, Mr. Bellomo, Mr. Vijayvergiya and representatives of each of RLF and Rothschild & Co. Company management reviewed an updated draft of the five-year projections which incorporated the Special Committee’s prior feedback. A discussion ensued among Company management, the Special Committee and the Special Committee’s advisors regarding such projections, including with respect to potential further modifications thereto.
On July 16, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. The Special Committee discussed the draft five-year projections and their timing to completion and requested that representatives of Rothschild & Co begin preparing to conduct outreach to potential third party bidders. The Special Committee discussed that Searchlight and Abry could potentially make an offer at a significant premium to current market price and discussed granting limited waivers under Article IX of the Charter and the Investment Agreement that would facilitate such an offer. The Special Committee determined to pursue entering into a limited waiver of the Charter and Investment Agreement with Searchlight.
On July 21, 2025, RLF shared with Wachtell a draft agreement contemplating a limited waiver of Article IX of the Charter and the standstill restrictions, which did not include don’t ask don’t waive provisions, in the Investment Agreement (the “Standstill Restrictions”) with respect to Searchlight’s discussions with Abry (the “Searchlight Agreement”).
On July 23, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. The Special Committee discussed the status of the draft Searchlight Agreement as well as the process to reach out to third parties to solicit interest in a Potential Transaction and potential parties to include in such outreach. Representatives of Rothschild & Co informed the Special Committee that they would share a list of potential outreach parties for the Special Committee’s review, per the Special Committee’s request.
Later on July 23, 2025, representatives of Rothschild & Co shared with the Special Committee a preliminary list of potential bidders to consider contacting in connection with the Potential Transaction. The Special Committee shared feedback on the list, which was incorporated, and authorized Rothschild & Co to commence outreach. Representatives of Rothschild & Co thereafter commenced outreach to 14 potential strategic bidders (excluding Searchlight and Abry).
On July 24, 2025, Wachtell sent to RLF a revised draft Searchlight Agreement, which contemplated, among other things, a limited “holiday period” from restrictions in Article IX of the Charter and the Standstill Restrictions, after which time such waivers would cease.
On July 25, 2025, the Board met, with the members of the Special Committee, Michael Palmer, Paulett Eberhart, and Cheemin Bo-Linn in attendance, who together comprised all Company directors not affiliated with Searchlight or Abry. The directors discussed and reviewed the draft five-year projections that had been previously reviewed by the Special Committee. Following discussion, the Board, with the affirmative vote of all of the directors present, unanimously approved such projections (the “July Projections”).
For the duration of the Special Committee’s strategic review process, Mr. Donahue periodically provided updates to Ms. Bo-Linn, Ms. Eberhart, and Mr. Palmer regarding such process.
On July 25, 2025, Mr. Donahue and representatives of each of RLF and Rothschild & Co discussed the terms and status of the draft Searchlight Agreement and related matters.
Between July 25, 2025 and July 29, 2025, RLF and Wachtell continued to discuss and negotiate the draft Searchlight Agreement.
Also on July 29, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. RLF provided an update on the status of the draft Searchlight Agreement and related discussions with Wachtell. Representatives of Rothschild & Co reviewed with the Special Committee Rothschild & Co’s preliminary financial analysis of the Company. Representatives of Rothschild & Co provided an update concerning outreach to potential third parties to date and any responses received. The Special Committee also discussed and authorized RLF to send for distribution to Company management a memorandum summarizing rules and appropriate procedures in the context of a potential sales transaction, which included a prohibition on company management discussing potential future employment and terms with potential acquirors, including Searchlight and Abry. Such memorandum was subsequently sent on July 31, 2025.

Following the Special Committee’s meeting held on July 29, 2025, RLF and Wachtell exchanged additional comments on the draft Searchlight Agreement.
On July 31, 2025, the Company entered into an NDA with Party A, a potential strategic buyer. This NDA, and each NDA entered into with third parties, contained standstill provisions that did not include don’t ask don’t waive restrictions and terminated upon the public announcement of the Company’s entry into a merger agreement and did not otherwise prevent any such third party from communicating non-public proposals regarding a possible negotiated transaction with the Company.
On July 31, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. The Special Committee discussed that RLF and Wachtell negotiated a proposed final draft of the Searchlight Agreement and RLF summarized its terms and provisions. Following further discussion, and following receipt and consideration of related advice from its advisors, the Special Committee unanimously adopted resolutions approving the Searchlight Agreement. In addition, the Special Committee discussed that the Investment Agreement required the Company to give notice to Searchlight upon the commencement of a process to explore a Potential Transaction that would reasonably be expected to result in a change of control of the Company, and directed RLF to give such notice to Wachtell.
On August 1, 2025, the Searchlight Agreement was executed by all parties thereto, which allowed Searchlight and Abry to confer, consult and potentially enter into arrangements in furtherance of making a potential offer to acquire the Company more attractive, and was also considering making additional purchases of Company common stock up to the 20% limitation set forth in the Investment Agreement, including via open-market or private purchases, until November 30, 2025, unless extended by amendment (“holiday period”).
On August 5, 2025, Searchlight filed a Schedule 13D/A with the SEC disclosing, among other things, that it would like to confer, consult and potentially enter into arrangements with Abry in furtherance of making a potential offer to acquire the Company more attractive, and was also considering making additional purchases of Company common stock up to the 20% limitation set forth in the Investment Agreement, including via open-market or private purchases. No purchases of Company common stock by Searchlight subsequently took place. The Company’s stock price closed at $2.16 per share on the prior day (August 4).
On August 7, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. The Special Committee discussed the status of the sale process as well as the potential timeline for receipt of an offer from Searchlight.
On August 8, 2025, the Company entered into an NDA with Party B, a potential strategic buyer.
On August 13, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. Representatives of Rothschild & Co updated the Special Committee on recent discussions with Mr. Frey, which discussions continued to be had at the Special Committee’s direction, in which Mr. Frey noted that Searchlight was continuing to do work in furtherance of a potential proposal. The Special Committee also discussed certain minor updates to be made to the July Projections and discussed that similar updates should be incorporated as appropriate before the model was ready for transmittal.
On August 14, 2025, the Company entered into an NDA with Party C, a potential strategic buyer.
On August 15, 2025, the Company entered into an NDA with Party D, a potential strategic buyer.
On August 20, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. Representatives of Rothschild & Co informed the Special Committee of such representatives’ recent discussions with Mr. Frey and provided an update on third party outreach efforts, noting that Party B expressed significant interest in evaluating a Potential Transaction with the Company. The Special Committee discussed processes for providing due diligence to interested parties, including Party B.
On August 22, 2025, the Company entered into an NDA with Party E, a potential strategic buyer.
On August 28, 2025, the Company entered into an NDA with Party F, a potential strategic buyer.
On September 3, 2025, at the direction of Searchlight and Abry, TD Securities (USA) LLC (“TD Cowen”), financial advisor to Searchlight and Abry, requested from Rothschild & Co the Company’s projections in furtherance of Searchlight’s and Abry’s preparation of a proposal to acquire the Company. The following day, the Special Committee directed representatives of Rothschild & Co to provide such projections, which were in the process of being further refined but which the Special Committee deemed appropriate for sharing with Searchlight in the interim. Representatives of Rothschild & Co thereafter shared a revised version of the July Projections, which had been updated to include additional month-end actuals and other revisions, in accordance with the Special Committee’s prior approval of the manner of updating such projections, with TD Cowen.
On September 10, 2025, at the direction of the Special Committee, a Rothschild & Co representative had a call with Mr. Frey in which Mr. Frey requested that Searchlight and Abry be granted the ability to engage in discussions with potential lending sources and that Searchlight and Abry wished to have feedback from lenders before making an offer.
On September 11, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. A Rothschild & Co representative reported to the Special Committee as to such representative’s prior discussion with Mr. Frey, provided an update on the status of third-party outreach, and advised as to extending outreach to additional bidders. The Special Committee discussed these matters and, following discussion and receipt of advice from its advisors, directed representatives of Rothschild & Co to prepare a list of additional third parties to be contacted for the Special Committee’s review. The Special Committee further determined that permitting Searchlight and Abry to engage in discussions with potential lenders could facilitate the preparation of higher proposals, and determined to allow such discussions. After the meeting, representatives of Rothschild & Co shared with the Special Committee a list of additional potential bidders to contact as part of the next round of outreach. The Special Committee shared feedback on the list of additional potential bidders and authorized representatives of Rothschild & Co to commence additional outreach to seven additional parties in addition to the 14 already contacted. Following the meeting, representatives of Rothschild & Co proceeded to contact such parties. In addition, representatives of Rothschild & Co conveyed to Searchlight that the Special Committee would permit discussions with potential lenders and requested a list of lenders with whom Searchlight proposed to connect.
On September 23, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. The Special Committee received and considered updates concerning the outreach process, including that nineteen parties (excluding Searchlight and Abry) had been contacted (all of whom were potential strategic buyers), seven had entered into NDAs, and seven had declined to make a proposal without having signed NDAs. Representatives of Rothschild & Co noted that Searchlight and Abry had advised that they were engaging with potential lenders in furtherance of making an offer.
On September 24, 2025, representatives of Rothschild & Co conducted additional outreach to the remaining two of the seven parties they were authorized to contact as part of the next round of outreach, both of which were strategic buyers.
On September 30, 2025, the Special Committee held a meeting attended by Mr. Totton, Mr. Bellomo, Mr. Vijayvergiya and representatives of each of RLF and Rothschild & Co. Company management presented an updated projection for the year 2025, which reflected the Company’s financial results through the end of August 2025 and certain updates to the forecasted financial results for the rest of 2025. It was discussed that further updates would be forthcoming before both the 2025 projection and the full five-year model were considered final.
On October 7, 2025, the Company entered into an NDA with Abry that contained confidentiality restrictions substantially similar those applicable to Searchlight pursuant to the October 8 amendment described below. Consistent with the NDA with Searchlight, the NDA did not contain standstill restrictions or any don’t ask don’t waive provisions that would prevent Abry from communicating non-public proposals regarding a possible negotiated transaction with the Company.
On October 8, 2025, the Company entered into an amendment to the Confidentiality and Nondisclosure Agreement entered into as of May 26, 2023 by and between the Company and Searchlight that, among other things, clarified and confirmed that contractual confidentiality restrictions that had already been applicable to Searchlight pursuant to the Confidentiality and Nondisclosure Agreement entered into as of May 26, 2023 by and between the Company and Searchlight (the “Confidentiality Agreement”) extended to materials shared with Searchlight in connection with a Potential Transaction. Neither the Confidentiality Agreement nor the October 8 amendment thereto contained standstill restrictions or any don’t ask don’t waive provisions that would prevent Searchlight from communicating non-public proposals regarding a possible negotiated transaction with the Company.
On October 10, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. Representatives of Rothschild & Co provided an update on the status of outreach to potential bidders, bidder diligence matters and related workstreams, noting that seven parties had entered into NDAs and that Party B requested to meet with Company management. The Special Committee discussed and received advice from its advisors concerning next steps in the outreach process. Representatives of Rothschild & Co noted that Parties D and E remained interested but that Party A indicated that it may not be in a position to pursue an acquisition of the Company and did not engage further in the process.
On October 13, 2025, the Company entered into an NDA with Party G, a potential strategic buyer.
On October 15, 2025, the Special Committee held a meeting attended by Mr. Totton, Mr. Bellomo and representatives of each of RLF and Rothschild & Co. Representatives of Rothschild & Co provided an update on Searchlight’s and Party B’s due diligence progress. The Special Committee further discussed arranging management diligence sessions with Party B and other interested bidders. Company management advised as to the status of updates to the September Projections. After the meeting, Company management continued to work to finalize the Company’s five-year projections. On October 20, 2025, the Special Committee reviewed and approved the proposed final, updated set of five-year projections (the “October Projections”). At the Special Committee’s direction, representatives of Rothschild & Co then shared the October Projections with bidders, including Searchlight and Abry, on October 20, 2025.
On October 22, 2025, Party B held a meeting with Company management, with representatives of Rothschild & Co also in attendance.
On October 23, 2025, representatives of Rothschild & Co, at the Special Committee’s direction, sent a bid process letter to Parties B, C, D, E, F and G setting forth a bid submission deadline of November 13, 2025.
On October 30, 2025, Party E informed representatives of Rothschild & Co that it decided not to submit a proposal to acquire the Company and was no longer pursuing a Potential Transaction.
On October 31, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. Representatives of Rothschild & Co provided an update on outreach to potential bidders and the status of discussions with interested parties, noting that Party E had decided not to submit a bid.
On November 3, 2025, Party C and Party F each held meetings with Company management, with representatives of Rothschild & Co present.
Also on November 3, 2025, Searchlight and Abry sent the Special Committee a non-binding letter proposing to enter into discussions to acquire all of the outstanding shares of common stock of the Company not already owned by Searchlight or Abry for cash consideration of $5.00 per share (the “November 3 Proposal”). On November 4, 2025, Searchlight filed a Schedule 13D/A with the SEC that, among other things, summarized and attached the November 3 Proposal. The Company’s stock price closed at $3.98 per share the prior day (November 3).
On November 4, 2025, Party D and Party G held their respective meetings with Company management, during which representatives of Rothschild & Co were in attendance.
Also on November 4, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. The Special Committee and its advisors discussed the November 3 Proposal, including, among other things that the November 3 Proposal did not propose conditioning the Potential Transaction on the approval by the holders of a majority of votes cast by the Company’s disinterested stockholders (a “Disinterested Vote Condition”). A Rothschild & Co representative noted that he had spoken with Mr. Frey about the November 3 Proposal, who had indicated in response to a direct question that the Special Committee should not consider $5.00 per share as a best and final offer. Representatives of Rothschild & Co reviewed with the Special Committee Rothschild & Co’s preliminary financial analysis of the Company and the November 3 Proposal. Upon considering such review and advice from its advisors, the Special Committee determined that it was not inclined to proceed with a transaction at the valuation proposed by Searchlight. Following discussion, the Special Committee directed representatives of Rothschild & Co to advise the other potential bidders that they should not consider Searchlight’s November 3 Proposal as relevant to such bidders’ evaluation of the opportunity given the material insufficiency of such proposal relative to the Special Committee’s current view of appropriate value. The Special Committee further agreed that Mr. Donahue would discuss the Special Committee’s views with Mr. Frey shortly after the meeting. In the days following the meeting, representatives of Rothschild & Co communicated to bidders the Special Committee’s view that such bidders’ proposals would need to be materially above $5.00 per share. Further, Mr. Donahue conveyed to Mr. Frey that the $5.00 per share proposal would not be sufficient for the Special Committee to consider transacting with Searchlight.
Later on November 4, 2025, Mr. Donahue, Mr. Totton, Mr. Bellomo, Mr. Kennedy, and representatives of each of RLF and Troutman met. Company management provided an update on management diligence sessions recently had with potential bidders and discussed SEC disclosures and a press release pertaining to the November 3 Proposal.
On November 5, 2025, the Company filed a Form 8-K and press release announcing the receipt of the November 3 Proposal, the formation of the Special Committee and the Special Committee’s engagement of Rothschild & Co and RLF. Following such announcement, no additional parties contacted Rothschild & Co or the Company expressing interest in pursuing a Potential Transaction.
On November 7, 2025, Party D indicated it would likely not submit a bid.
On November 10, 2025, Party C and Party F both indicated they would likely not submit a bid.
Later on November 10, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. Representatives of Rothschild & Co provided an update on the status of discussions with potential bidders and related workstreams in advance of the November 13 bid deadline, noting that Parties C, D and F had each indicated that it would likely not submit a bid, and that Party G intended to request an extension. Representatives of Rothschild & Co further noted that they had recently spoken with Mr. Frey and, at the Special Committee’s direction, reiterated the Special Committee’s view that $5.00 per share was insufficient, and noted that Mr. Frey had stated that Searchlight was opposed to a Disinterested Vote Condition. Representatives of Rothschild & Co reviewed with the Special Committee information pertaining to the Company’s stockholder base and a discussion ensued regarding considerations with respect to the vote required to approve a Potential Transaction.
On November 13, 2025, Party G requested an extension to allow additional diligence prior to determining whether to submit a non-binding proposal.
Later on November 13, 2025, Party B sent a letter to the Special Committee containing a non-binding proposal to acquire 100% of the Company at a price per share of $8.00 (the “Party B Proposal”).
On November 14, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. The Special Committee and its advisors discussed the Party B Proposal. Representatives of Rothschild & Co provided an update on the sale process, noting that all parties contacted to date had decided not to bid except for Party B, Party G, and Searchlight and Abry. Furthermore, representatives of Rothschild & Co noted that Party G had not submitted a bid before the November 13 bid deadline and that Party G had indicated it needed additional time to consider submitting a bid. The Special Committee directed representatives of Rothschild & Co to encourage both Party B and Searchlight and Abry to increase their proposals and to provide additional due diligence information, on behalf of the Company, to parties that remain interested in furtherance of submitting their highest proposal.
On November 16, 2025, Mr. Frey orally advised representatives of Rothschild & Co that he anticipated that Searchlight would be willing to update the price of November 3 Proposal to $6.00 per share. The Company’s stock price closed at $4.22 per share on November 14, 2025, the last trading day before November 16, 2025.
On November 17, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. Representatives of Rothschild & Co advised the Special Committee as to the potential proposal of $6.00 per share. Following further discussion and the receipt and consideration of advice from its advisors, the Special Committee directed representatives of Rothschild & Co to encourage Party B to submit an improved proposal and to coordinate with members of Company management to provide Party B with appropriate additional due diligence to facilitate an improved proposal. After the meeting, representatives of Rothschild & Co coordinated with management as directed by the Special Committee.
On November 18, 2025, representatives of Rothschild & Co had a call with Party B’s financial sponsor and financial advisor during which it was conveyed that Party B may not be willing to pursue a transaction above $8.00 per share.

On November 19, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. Representatives of Rothschild & Co provided an update on Rothschild & Co’s recent discussions with Party B’s sponsor and financial advisor. Following discussion and receipt and consideration of advice from its advisors, the Special Committee determined that representatives of Rothschild & Co should continue to work with Company management to provide Party B with additional due diligence, to the extent practicable, to facilitate Party B’s willingness to submit an improved proposal. After the meeting, representatives of Rothschild & Co coordinated with management consistent with the Special Committee’s direction.
On November 21, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. Representatives of Rothschild & Co advised that they had been working with Company management to provide additional due diligence to Party B and advised that Party G indicated it needed additional time to prepare a proposal. Representatives of Rothschild & Co reported that Searchlight and Abry were eager to commence negotiations and the Special Committee determined that Mr. Donahue would advise Mr. Frey that additional time would be taken to permit third parties to submit their best proposals. The Special Committee also discussed potentially extending the holiday period, which was scheduled to end on November 30, 2025, and related process matters with its advisors. Following further discussion, the Special Committee directed RLF to prepare and send to Wachtell a draft amendment extending the holiday period. Following the meeting, Mr. Donahue spoke with Mr. Frey and advised that the Special Committee was affording other third-party bidders sufficient time to submit their proposals. During the call, Mr. Frey noted that Searchlight may be interested in offering other large stockholders the opportunity to roll over their equity in a Potential Transaction. Mr. Donahue stated he would discuss this request with the Special Committee.
On November 25, 2025, the Special Committee unanimously approved an amendment to the Searchlight Agreement extending the holiday period to December 31, 2025 and all parties thereto executed such amendment.
On November 26, 2025, Searchlight filed a Schedule 13D/A with the SEC that, among other things, disclosed the execution of such amendment.
On November 27, 2025, Party G communicated to Rothschild & Co that it had decided not to submit a proposal.
On December 3, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. Representatives of Rothschild & Co provided an update on due diligence efforts and related matters with both Party B and Searchlight in furtherance of seeking a higher bid and also reported that Party G had determined not to submit a proposal. Mr. Donahue provided an update on his recent discussion with Mr. Frey on November 21, 2025 (as summarized above). The Special Committee discussed contacting several large stockholders of the Company to assess their views of a Potential Transaction, and following discussion requested that Rothschild & Co conduct such outreach.
On December 9, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. Representatives of Rothschild & Co provided an update on the status of discussions with Party B and Searchlight and Abry, including the status of the interested parties’ due diligence. Representatives of Rothschild & Co discussed that, at the Special Committee’s direction, it had conducted outreach to several large stockholders of the Company to assess their views of a Potential Transaction and informed the Special Committee as to their feedback. A discussion ensued regarding the Company’s stockholder base, considerations with respect to the vote required to approve a Potential Transaction and related matters of strategy in maximizing value.
On December 12, 2025, at the direction of Searchlight and Abry, TD Cowen called a representative of Rothschild & Co to request an update and to indicate that Searchlight and Abry remained interested in proceeding with negotiations. Consistent with the Special Committee’s direction, the Rothschild & Co representative responded that the Special Committee intended to give other third-party bidders sufficient time in connection with their proposals. Later on December 12, 2025, representatives of Rothschild & Co were contacted by Party B’s sponsor, who advised that Party B was withdrawing its proposal and had decided not to pursue an acquisition of the Company at this time for reasons including perceived risks associated with the Company’s ability to achieve its business plan.
Later on December 12, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. Representatives of Rothschild & Co provided an update concerning the foregoing conversations had with Searchlight’s financial advisor and Party B’s sponsor. The Special Committee discussed whether Party B could be persuaded to re-enter the process and directed representatives of Rothschild & Co to contact Party B to confirm whether Party B might be willing to re-enter the process. The Special Committee discussed formulating a counteroffer to propose to Searchlight and Abry. After the meeting, representatives of Rothschild & Co contacted Party B, who reconfirmed that it was not interested in pursuing a Potential Transaction at this time, leaving no other potential bidders other than Searchlight and Abry.
On December 15, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. It was noted that Party B had reconfirmed it would not be re-entering the process. Representatives of Rothschild & Co reviewed with the Special Committee Rothschild & Co’s preliminary financial analysis of the Company. Following additional discussion and following the receipt and consideration of advice from its advisors, the Special Committee directed representatives of Rothschild & Co to convey to Searchlight, on the Special Committee’s behalf, a non-binding counterproposal to acquire the Company at a price of $10.00 per share in cash, with any such transaction subject to a Disinterested Vote Condition. On December 16, 2025, representatives of Rothschild & Co conveyed the foregoing counterproposal to Searchlight.
On December 22, 2025, at the direction of the Special Committee, a representative of Rothschild & Co spoke with Mr. Frey, who conveyed that Searchlight and Abry were analyzing the possibility of reaching a price of $7.50 per share in cash, subject to results of diligence and negotiations with lenders, with such transaction not being subject to a Disinterested Vote Condition. Mr. Frey further advised that Searchlight was progressing with securing financing, subject to further negotiation of debt financing commitments. The Company’s stock price closed at $4.45 per share on December 22, 2025.
On December 23, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. Representatives of Rothschild & Co updated the Special Committee as to the conversation held on December 22, 2025, with Mr. Frey. RLF advised the Special Committee as to RLF’s recent discussion of the Disinterested Vote Condition with Wachtell, which had been ongoing since December 17, 2025. The Special Committee discussed various alternatives for maximizing value, including continuing to operate the Company on a stand-alone basis. After further discussion, the Special Committee determined to further deliberate and confer before responding to such conversation.
Following the Special Committee’s December 23 meeting, the Special Committee conferred and determined to respond to the December 22 Proposal with a non-binding counterproposal contemplating a price per share of $9.75, including a Disinterested Vote Condition, which, at the direction of the Special Committee, representatives of Rothschild & Co orally conveyed to Searchlight.
Late on December 23, 2025, Mr. Frey contacted representatives of Rothschild & Co and stated that he could be amenable to consider acquiring the Company at a price of $8.00 per share, with such transaction not subject to a Disinterested Vote Condition, subject to further work on due diligence and financing. The Company’s stock price closed at $4.36 per share on December 23, 2025.
On December 29, 2025, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. Representatives of Rothschild & Co informed the Special Committee of the conversation held on December 23, 2025, with Mr. Frey. The Special Committee discussed the upcoming expiration of the holiday period under the Searchlight Agreement on December 31, 2025, and it was discussed that extending the holiday period would enable Searchlight and Abry to continue to coordinate as necessary to improve their proposal. Following further discussion, the Special Committee directed RLF to prepare the documentation necessary for an extension of the holiday period. RLF reported on RLF’s recent discussions with Wachtell since the last Special Committee meeting regarding the Disinterested Vote Condition and the continued rejection of such condition. The Special Committee discussed with its advisors potential responses to the December 23 Proposal and determined to further confer and deliberate before responding.
On December 31, 2025, the Special Committee held a meeting attended by representatives of Rothschild & Co. The Special Committee discussed potential responses to the December 23 Proposal and determined to continue to encourage Searchlight and Abry to increase their proposal while indicating that the Special Committee may be willing to accept a price slightly below the Special Committee’s prior $9.75 per share counteroffer. The Special Committee further determined to request a Disinterested Vote Condition. The Special Committee requested that representatives of Rothschild & Co convey the foregoing points to Searchlight and Abry on the Special Committee’s behalf. After the meeting, representatives of Rothschild & Co conveyed the Special Committee’s proposal to Mr. Frey.

The Special Committee subsequently unanimously approved another amendment to the Searchlight Agreement and the Company and Searchlight entered into an amendment to the Searchlight Agreement, effective as of December 31, 2025, extending the holiday period to February 15, 2026.
On December 31, 2025, Mr. Donahue had a call with Mr. Frey. Mr. Frey conveyed that Searchlight and Abry’s could be willing to consider a proposal to acquire the Company at $8.75 per share in cash, with such proposal not subject to a Disinterested Vote Condition, and subject to further work on diligence and financing. Mr. Donahue indicated that such price was too low and encouraged Searchlight and Abry to increase the price. The Company’s stock price closed at $4.22 per share on December 31, 2025.
On January 2, 2026, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. At the meeting, Mr. Donahue summarized his recent discussion with Mr. Frey. Representatives of Rothschild & Co reviewed with the Special Committee Rothschild & Co’s preliminary financial analysis of the Company and a possible proposal to acquire the Company at $8.75 per share in cash. A discussion ensued with respect to such proposal not being subject to a Disinterested Vote Condition and the significant implied premium to the Company’s trading price represented by such possible proposal and significant improvement in the price contemplated by such possible proposal relative to the November 3 Proposal. The Special Committee and its advisors also discussed the robust sales process undertaken to date, including that the Company had been publicly “in play” for some time based upon Searchlight’s public offer and filings, the fact that representatives of Rothschild & Co had contacted 21 potential strategic buyers to gauge interest, the fact that only one other party submitted an initial non-binding indication of interest and that such other party indicated interest at an $8.00 price only to subsequently withdraw from the process following additional due diligence. The Special Committee discussed alternatives to a Potential Transaction with Searchlight and Abry, including continuing to operate the business on a standalone basis or re-launching a sale process at a later time. Following discussion and the receipt and consideration of advice from its advisors, the Special Committee determined that relative to these alternatives, it was attractive to the Company and its stockholders to pursue a transaction with Searchlight and Abry at a material premium to the Company’s current trading price. The Special Committee and the representatives of each of RLF and Rothschild & Co discussed next steps for responding. After discussion, the Special Committee determined to encourage Searchlight to increase to $9.25 per share, provided that Searchlight and Abry agree to standstill restrictions preventing them from purchasing any additional shares and preventing Searchlight from exercising its warrants before closing the transaction so that a Potential Transaction would still require meaningful support from the Company’s disinterested stockholders. After the meeting, at the direction of the Special Committee, representatives of Rothschild & Co orally conveyed the Special Committee’s non-binding counterproposal to Searchlight.
On January 5, 2026, Searchlight filed a Schedule 13D/A with the SEC that, among other things, disclosed the execution of an amendment to the Searchlight Agreement, effective as of December 31, 2025, extending the holiday period to February 15, 2026.
Also on January 5, 2026, Mr. Frey contacted a representative of Rothschild & Co and conveyed that Searchlight and Abry would consider increasing their proposal to $9.25 per share and would agree to standstill restrictions on acquiring additional shares of Company stock and exercising any warrants. However, Searchlight and Abry would require the ability to engage in discussions to pursue rollovers with other Company stockholders (the “January 5 Proposal”). The Company’s stock price closed at $4.77 per share on January 5.
On January 6, 2026, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. Representatives of Rothschild & Co provided an update on recent discussions among representatives of Rothschild & Co and Mr. Frey and informed the Special Committee of the January 5 Proposal. The Special Committee and its advisors discussed the January 5 Proposal, noting that it reflected a favorable valuation and almost a 100% increase to Searchlight and Abry’s initial non-binding proposal of $5.00 per share, and following discussion determined that it presented a sufficient basis for the Special Committee to proceed to negotiate terms of a draft merger agreement. RLF advised that a draft merger agreement was in process. However, the Special Committee determined to further consider the Disinterested Vote Condition in light of Searchlight’s request to be able to offer additional stockholders an opportunity to roll their equity.
On January 9, 2026, the Special Committee held a meeting attended by Mr. Kennedy and representatives of each of RLF, Rothschild & Co and Troutman. During the meeting, Mr. Kennedy, RLF and Troutman reviewed the terms and provisions of a draft merger agreement that had been shared with the Special Committee, which draft contained the Disinterested Vote Condition and contemplated the execution by Searchlight and Abry of support agreements containing standstill restrictions. Following Mr. Kennedy’s and Troutman’s departure from the meeting, the Special Committee and RLF engaged in further discussion concerning the terms and provisions of the draft merger agreement. RLF reported on its recent discussions with Wachtell. The Committee discussed its preference that, if there is a possibility of a rollover involving additional stockholders, there be a Disinterested Vote Condition. After the meeting, Troutman shared the draft merger agreement with Wachtell.
On January 14, 2026, Wachtell, Troutman, and RLF convened by videoconference to discuss the draft merger agreement and Searchlight’s positions on various issues. Wachtell advised, among other things, that Searchlight was opposed to the Disinterested Vote Condition; would agree to execute a support agreement containing standstill restrictions; requested the ability to engage in discussions with Company stockholders concerning rollovers; requested that the holiday period be extended so that waivers remain in force during the period between signing and closing; and requested a company termination fee amounting to 4% of the aggregate equity value of the Company’s common and preferred stock.
On January 15, 2026, the Special Committee held a meeting attended by Mr. Kennedy and representatives of each of RLF, Rothschild & Co and Troutman. RLF and Troutman advised as to the status of the merger agreement and recent discussions with Wachtell. The Special Committee discussed these points. After Mr. Kennedy and Troutman left the meeting, the Special Committee discussed with its advisors the Disinterested Vote Condition. The Special Committee discussed the possibility that Searchlight might agree to the Disinterested Vote Condition if Cerberus were in support of the Potential Transaction. Following discussion, the Special Committee directed representatives of Rothschild & Co to engage in further discussions with Mr. Frey to confirm Searchlight’s views.
On January 16, 2026, Mr. Frey communicated to representatives of Rothschild & Co that Searchlight would be unwilling to proceed if the transaction had the Disinterested Vote Condition.
Also on January 16, 2026, RLF, Troutman and Wachtell spoke by videoconference and continued to negotiate the open points in the merger agreement.
On January 19, 2026, at the direction of the Special Committee, representatives of Rothschild & Co had a discussion with Mr. Frey, during which they engaged in discussion concerning the Potential Transaction and the Disinterested Vote Condition. Following further discussion, Mr. Frey indicated that Searchlight might be amenable to the Disinterested Vote Condition if Cerberus agreed to support the merger.
On January 20, 2026, at the direction of the Special Committee, representatives of Rothschild & Co spoke with Mr. Frey, who confirmed that Searchlight would be amenable to the Disinterested Vote Condition if Cerberus executed a support agreement to vote in favor of the merger.
On January 22, 2026, the Special Committee held a meeting attended by representatives of each of RLF and Rothschild & Co. Representatives of each of Rothschild & Co and RLF informed the Special Committee that regulatory approvals analysis was ongoing. Representatives of Rothschild & Co informed the Special Committee of Mr. Frey’s willingness to subject a Potential Transaction to the Disinterested Vote Condition subject to Cerberus’s entry into a support agreement. Among other things, the Special Committee and its advisors discussed that a contractual commitment to support the merger by Cerberus, a large investor receiving the same consideration as disinterested stockholders, would send a positive signal to the market. Following discussion, the Special Committee directed RLF to coordinate with Troutman to prepare a draft support agreement to be shared with Cerberus.
On January 30, 2026, Wachtell sent a revised draft of the merger agreement. The draft provided, among other things, that there would be a limited post-signing period during which additional rollovers could occur; that Searchlight would have the ability to exercise its warrants before closing; a Company termination fee equal to 3.75% of the equity value of the Company’s common stock; a reverse termination fee of 4.5% of the equity value of the Company’s common stock; and a “maximum liability amount” for which Parent could be liable for certain breaches and other obligations under the merger agreement that would be equal to the reverse termination fee plus $1.5 million. The draft included the Disinterested Vote Condition.
On February 3, 2026, the Special Committee held a meeting attended by Mr. Kennedy and representatives of each of RLF, Rothschild & Co, and Troutman, during which the attendees discussed the open issues in the merger agreement presented by Searchlight’s latest draft. It was noted that regulatory approvals analysis was ongoing. The Special Committee determined that Searchlight could be allowed to exercise its warrants, provided that a Potential

Transaction was subject to the Disinterested Vote Condition. Following further discussion and the receipt of feedback from the Special Committee, the Special Committee directed RLF and Troutman to coordinate and produce a draft of the merger agreement consistent with discussion at the meeting.
On February 6, 2026, Troutman sent a revised draft merger agreement to Wachtell that, among other things, permitted a limited period during which Searchlight and Abry could engage in discussions concerning rollovers with other Company stockholders, such period to end no later than the 15th day prior to the date the proxy statement is required to be filed; accepted the previously contemplated Company termination fee of 3.75% of common equity value; proposed a reverse termination fee equal to 7% of common equity value; and proposed increasing the maximum liability amount threshold to equal the reverse termination fee plus $5.5 million.
On February 10, 2026, RLF, Troutman, and Wachtell held a videoconference to discuss the merger agreement.
On February 11, 2026, the Special Committee held a meeting attended by representatives of each of RLF, Rothschild & Co, and Troutman. RLF provided an update on the status of the draft merger agreement and other draft transaction documents, as well as recent related discussions previously had with Wachtell. It was noted that the parties were in alignment on providing for a post-signing rollover period and a company termination fee of 3.75% of the Company’s common equity value. Discussion ensued regarding regulatory approvals and related anticipated approval timelines. After the Troutman representatives left the meeting, representatives of Rothschild & Co reviewed with the Special Committee Rothschild & Co’s preliminary financial analysis of the Company. The Special Committee discussed the upcoming expiration of the holiday period on February 15, 2026 and, following discussion, the Special Committee directed RLF to prepare an amendment to the Searchlight Agreement contemplating an extension.
On February 12, 2026, Wachtell sent RLF and Troutman a revised draft of the merger agreement. The draft, among other things, contemplated a 15-day rollover period, during which Parent could discuss and negotiate potential rollovers with other stockholders of the Company; proposed a reverse termination fee of 4.75% of common equity value; and proposed reducing the maximum liability amount threshold to an amount equal to the parent termination fee plus $3.5 million.
On February 13, 2026, the Special Committee unanimously approved a further amendment to the Searchlight Agreement and the Company and Searchlight entered into such amendment to the Searchlight Agreement extending the holiday period to March 15, 2026.
By letter dated February 13, 2026, representatives of Rothschild & Co provided RLF and the Special Committee with updated relationships disclosure with respect to the Company, Searchlight and Abry.
On February 16, 2026, the Special Committee held a meeting attended by Mr. Kennedy, Mr. Bellomo, and representatives of each of RLF, Rothschild & Co, and Troutman. Representatives of Rothschild & Co reported that Mr. Frey had recently indicated that debt financing commitments could be finalized shortly. RLF and Troutman provided an update on negotiations concerning the merger agreement and other transaction documents. The Special Committee discussed open points in the merger agreement and potential counterproposals. After representatives from Troutman and Company management left the meeting, the Special Committee discussed with representatives of each of RLF and Rothschild & Co process matters and anticipated timing with respect to various workstreams. Following discussion, the Special Committee directed RLF to work with Troutman to revise the merger agreement in a manner consistent with discussion at the meeting and to send a revised draft to Wachtell.
Also on February 16, following consultation with RLF, Troutman sent a revised draft of the merger agreement to Wachtell that, among other things, indicated that the amount of the reverse termination fee and maximum liability amount threshold were open points subject to further discussion.
On February 17, 2026, Searchlight filed a Schedule 13D/A with the SEC that, among other things, disclosed the execution of the amendment to the Searchlight Agreement, executed on February 13, 2026.
On February 18, 2026, a revised version of the October Projections, which had been updated by Company management to reflect 2025 year-end figures and other minor changes (the “February Projections”), was approved by the Special Committee following the Special Committee’s review thereof.
On February 18, 2026, RLF sent a draft support agreement to Kirkland & Ellis LLP (“K&E”), counsel to Cerberus.

Also on February 18, 2026, representatives of RLF, Troutman, and Wachtell spoke by videoconference concerning the draft merger agreement and related transaction documents.
On February 19, 2026, representatives RLF, Troutman, and Wachtell spoke by videoconference concerning certain litigation and intellectual property matters implicated by the Potential Transaction.
On February 20, 2026, Wachtell sent a revised draft of the merger agreement to RLF and Troutman. The draft, among other things, proposed a reverse termination fee of 4.75% of common equity value and proposed a maximum liability amount threshold equal to the reverse termination fee plus $3.5 million.
On February 21, 2026, K&E circulated a revised draft of the Cerberus Support Agreement, which was shared with RLF and Troutman, who in turn shared a further revised draft with Wachtell.
Also on February 21, 2026, following consultation with RLF, Troutman sent a revised draft of the merger agreement to Wachtell that, among other things, proposed a reverse termination fee equal to $15 million and a maximum liability amount equal to the reverse termination fee plus $3.5 million.
On February 22, 2026, representatives RLF, Troutman, and Wachtell spoke by videoconference concerning outstanding issues in the draft merger agreement and related draft transaction documents.
Also on February 22, 2026, the Special Committee held a meeting attended by Ms. Bo-Linn, Mr. Palmer, and Ms. Eberhart, who together with the Special Committee constituted all directors who were not affiliated with Searchlight or Abry. Mr. Kennedy and representatives of each of RLF, Rothschild & Co, and Troutman were also in attendance. Representatives of Rothschild & Co discussed the background of the sale process, Rothschild & Co’s outreach, due diligence conducted by interested parties, and the Special Committee’s consideration and negotiation of proposals. Representatives from Troutman and RLF discussed the key terms and provisions of the draft merger agreement and other transaction documents, noting that certain terms were still subject to negotiation. After Mr. Kennedy and representatives from Troutman left the meeting, representatives of Rothschild & Co reviewed with the Special Committee and Ms. Bo-Linn, Mr. Palmer and Ms. Eberhart Rothschild & Co’s preliminary financial analysis of the Company. After Ms. Bo-Linn, Ms. Eberhart, and Mr. Palmer left the meeting, the Special Committee discussed the status of the draft merger agreement and transaction documents with representatives of RLF and Rothschild & Co.
On February 23, 2026, at the direction of the Special Committee, representatives of Rothschild & Co spoke with Mr. Frey, who had indicated a willingness to proceed with a $12 million reverse termination fee and a maximum liability amount of approximately $17 million.
Also on February 23, 2026, Wachtell circulated a revised draft of the Cerberus Support Agreement, which was shared with RLF and K&E. On February 24, 2026, K&E circulated a revised draft of the Cerberus Support Agreement, which was shared with RLF and Wachtell. On February 25, 2026, Wachtell advised that Searchlight had no further changes to the latest draft of the Cerberus Support Agreement.
On February 25, 2026, RLF, Troutman, Wachtell, Mr. Kennedy, and Mr. Bellomo spoke by videoconference concerning the merger agreement and related transaction documents. Afterwards, Wachtell sent a revised draft of the merger agreement that, among other things, proposed a $12 million reverse termination fee and a maximum liability amount equal to $18.5 million.
On February 26, 2026, RLF, Troutman, Wachtell, Mr. Kennedy, and Mr. Bellomo spoke by videoconference concerning the merger agreement and related transaction documents and resolved the remaining open items.
Also on February 26, 2026, the Special Committee held a meeting attended by Mr. Kennedy and representatives of each of RLF, Rothschild & Co and Troutman. Representatives from RLF and Troutman provided a summary of the merger agreement and related transaction documents. After Mr. Kennedy and representatives from Troutman left the meeting, representatives of Rothschild & Co reviewed with the Special Committee Rothschild & Co’s valuation analysis of the Company and the merger. Rothschild & Co delivered to the Special Committee its oral opinion, which was subsequently confirmed in writing, to the effect that, as of February 26, 2026 and based upon and subject to the various qualifications, limitations and assumptions set forth therein, the merger consideration payable to the holders of shares of Company common stock (other than shares of Company common stock (i) held by the Rollover Stockholders that are contributed to Parent pursuant to the Rollover Agreements or any Additional Rollover Agreements immediately prior to the effective time and (ii) that are Excluded Shares) in the merger pursuant to the merger agreement, was fair, from a financial point of view, to the Disinterested Stockholders (the

“Fairness Opinion”). After further discussion, and following the receipt and consideration of advice and reports from its advisors, the Special Committee unanimously approved the merger agreement, the related transaction documents and the transactions contemplated thereby and recommended that the Board (a) determine that the merger agreement, the related transaction documents and the transactions contemplated thereby are fair, advisable and in the best interests of the Company and its stockholders (including the Disinterested Stockholders); (b) approve, adopt and declare advisable the merger agreement, the related transaction documents and the transactions contemplated thereby; (c) approve the execution and delivery of the merger agreement and the related transaction documents, the performance by the Company of its covenants and other obligations contained therein, and the consummation of the merger and the other transactions upon the terms and subject to the conditions contained therein, including approval and adoption of the merger agreement by the stockholders of the Company; (d) direct that the adoption of the merger agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company; and (e) subject to the terms and conditions of the merger agreement, recommend that the stockholders of the Company vote in favor of the adoption of the merger agreement in accordance with the DGCL (collectively, the “Special Committee Recommendation”).
Later on February 26, 2026, following the conclusion of the meeting of the Special Committee, the Board held a meeting attended by Ms. Bo-Linn, Mr. Donahue, Ms. Eberhart, Mr. Geisler, Mr. Palmer, Mr. Kennedy, Mr. Bellomo, and representatives of each of Troutman, RLF, and Rothschild & Co. During the meeting, Mr. Donahue presented to the Board a report summarizing the process conducted by the Special Committee and advised that the Special Committee had adopted resolutions making the Special Committee Recommendation. Representatives of Rothschild & Co informed the Board that Rothschild & Co had rendered the Fairness Opinion to the Special Committee. Representatives of Troutman provided a summary of the merger agreement and the other transaction documents. After further discussion, directors present at the meeting unanimously adopted resolutions, among other things, (A) determining that the merger agreement and the transactions contemplated thereby, including the merger, are fair, advisable and in the best interests of the Company and its stockholders (including the Disinterested Stockholders); (B) approving, adopting and declaring advisable the merger agreement and the transactions contemplated thereby, including the merger; (C) approving the execution and delivery of the merger agreement by the Company, the performance by the Company of its covenants and other obligations contained therein, and the consummation of the merger and the other transactions contemplated thereby upon the terms and subject to the conditions contained therein, including approval and adoption of the merger agreement by the stockholders of the Company; (D) directing that the adoption of the merger agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company; (E) recommending that the stockholders of the Company vote in favor of the adoption of the merger agreement in accordance with the DGCL (the “Company Recommendation”); (F) authorizing officers of the Company to execute and deliver any amendments or supplements to the merger agreement, and the transaction documents; and (G) authorizing officers of the Company to take all such further action and to execute and deliver all such further agreements, instruments and documents as is deemed to be necessary, desirable, advisable or appropriate to consummate, effectuate carry out or further the actions contemplated by and the intent and purposes of the other resolutions adopted by the Board.
Later on February 26, 2026, the merger agreement and the other transaction documents were executed by all parties thereto.
On February 27, 2026, the Company filed with the SEC a copy of the merger agreement, the Support Agreements (as defined below) and the press release announcing the merger as exhibits to a Current Report on Form 8-K.
On March 2, 2026, Searchlight filed a Schedule 13D/A with respect to the Company to disclose Searchlight’s entry into the merger agreement with the Company.
On March 17, 2026, the Company and Parent entered into (i) the Dotmar Rollover Agreement with Dotmar Investments Limited, which, beneficially owns approximately 5% of the outstanding shares of Company common stock, pursuant to which, among other things, Dotmar Investments Limited has agreed to vote (or cause to be voted) all of its shares of Company common stock in favor of the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement and to contribute all of such shares to Parent immediately prior to the effective time of the merger; (ii) the Burston Rollover Agreement with Richard Burston, who, beneficially owns approximately 1% of the outstanding shares of Company common stock, pursuant to which, among other things, Richard Burston has agreed to vote (or cause to be voted) all of his shares of Company Common Stock in favor of the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement and to contribute all of such shares to Parent immediately prior to the effective time of the merger; and (iii) the Terrdian Rollover Agreement with Terrdian Holdings Inc., which, beneficially owns approximately 7% of the outstanding shares of Company Common Stock, pursuant to which, among other things, Terrdian Holdings Inc. has agreed to vote (or cause to be voted) all of its shares of Company common stock in favor of the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement and to contribute all of such shares to Parent immediately prior to the effective time of the merger.
Recommendation of the Special Committee
At the meeting of the Special Committee on February 26, 2026, after due consideration, including consideration of the factors described in the section below entitled “— Reasons for the Merger,” and in consultation with its own independent legal and financial advisors, the Special Committee unanimously determined that the merger agreement, the related transaction documents and the transactions contemplated thereby, including the merger, are advisable, fair to, and in the best interests of the Company and its stockholders (including the Disinterested Stockholders and its “unaffiliated security holders” (as defined in Rule 13e-3(a)(4) under the Exchange Act) and approved the merger agreement, the related transaction documents and the transactions contemplated thereby, including the merger. The Special Committee also unanimously recommended to the Board that the Board:
•
determine that the merger agreement, the related transaction documents and the transactions contemplated thereby, including the merger are fair, advisable and in the best interests of the Company and its stockholders (including the Disinterested Stockholders and its “unaffiliated security holders” (as defined in Rule 13e-3(a)(4) under the Exchange Act);

•	approve, adopt and declare advisable the merger agreement, the related transaction documents and the transactions contemplated thereby, including the merger;
•
approve the execution and delivery of the merger agreement, the related transaction documents, the performance by the Company of its covenants and other obligations contained therein, and the consummation of the merger and the other transactions contemplated thereby upon the terms and subject to the conditions contained therein, including approval and adoption of the merger agreement by the stockholders of the Company at a meeting of the stockholders of the Company;

•	direct that the adoption of the merger agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company; and
•	subject to the terms and conditions of the merger agreement, recommend that the stockholders of the Company vote in favor of the adoption of the merger agreement in accordance with the DGCL.
Recommendation of the Board
At the special meeting of the Board held on February 26, 2026, after consideration of the unanimous recommendation and analysis of the Special Committee, which the Board adopts as its own, including of the material factors described in the section below entitled “— Reasons for the Merger,” and detailed discussions with its outside legal counsel and financial advisor, at such meeting and prior meetings of the Board, the Board, by unanimous vote of those directors present at such special meeting of the Board (excluding the Searchlight and Abry directors, who were not present at such special meeting of the Board):
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determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair, advisable and in the best interests of the Company and its stockholders (including the Disinterested Stockholders and its “unaffiliated security holders” (as defined in Rule 13e-3(a)(4) under the Exchange Act);

•	approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger
•
approved the execution and delivery of the merger agreement by the Company, the performance by the Company of its covenants and other obligations contained therein, and the consummation of the merger and the other transactions contemplated thereby upon the terms and subject to the conditions contained therein, including approval and adoption of the merger agreement by the stockholders of the Company;

•	directed that the adoption of the merger agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company; and
•	recommended that the stockholders of the Company vote in favor of the adoption of the merger agreement in accordance with the DGCL.
Reasons for the Merger
Special Committee
As described in the section of this proxy statement entitled “— Background of the Merger” above, on February 26, 2026, the Special Committee, after due consideration of all the factors the Special Committee deemed to be relevant, unanimously (i) determined that the merger agreement and the transactions contemplated thereby, including the merger are advisable, fair to, and in the best interests of the Company and its stockholders and approved the merger agreement and the transactions contemplated thereby, including the merger and (ii) recommended that the Board (a) determine that merger agreement and the transactions contemplated thereby, including the merger are fair, advisable and in the best interests of the Company and its stockholders (including the Disinterested Stockholders and its “unaffiliated security holders” (as defined in Rule 13e-3(a)(4) under the Exchange Act); (b) approve, adopt and declare advisable the merger agreement and the transactions contemplated thereby, including the merger; (c) approve the execution and delivery of the merger agreement, the performance by the Company of its covenants and other obligations contained therein, and the consummation of the merger and the other transactions contemplated by the merger agreement upon the terms and subject to the conditions contained therein, including approval and adoption of the merger agreement by the stockholders of the Company at a meeting of the stockholders of the Company; (d) direct that the adoption of the merger agreement be submitted to a vote of the stockholders of Company at a meeting of the stockholders of the Company; and (e) subject to the terms and conditions of the merger agreement, recommend that the stockholders of the Company vote in favor of the adoption of the merger agreement in accordance with the DGCL.
Throughout the Special Committee’s process and in connection with making its determinations, approvals and recommendations with respect to the merger and related matters, the Special Committee consulted with its advisors, including Rothschild & Co and RLF, and considered the following non-exhaustive list of factors, which are not presented in any relative order of importance. The Special Committee viewed the following factors as being generally supportive of its determination, approvals and recommendations:
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The Special Committee’s process for soliciting and responding to offers from potential bidders in an effort to obtain the best value reasonably available to the common stockholders, including the fact that 22 parties (including Searchlight and Abry) were contacted in such process to solicit interest in a Potential Transaction with the Company, seven of which entered into non-disclosure agreements with the Company and were provided with an opportunity to conduct due diligence. The Special Committee also considered the fact that the Special Committee had only received indications of interest from two bidders (including Searchlight and Abry, together as joint bidder) and the other potential bidder had withdrawn from the process following its submission of an indication of interest (as described in the section of this proxy statement entitled “— Background of the Merger”). The Special Committee further considered that, despite the fact that public disclosures have been made regarding Searchlight and Abry’s consideration of a potential acquisition to acquire the Company since December 19, 2024, and Searchlight and Abry made a public, non-binding offer dated November 3, 2025 regarding a potential acquisition of all of the Company’s outstanding shares, no other proposals to acquire the Company emerged during that time.

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The assessment of the Special Committee that none of the possible alternatives to the merger (including continuing to operate the Company as a stand-alone public company or pursuing a different transaction, and the desirability and perceived risks of those alternatives, as well as the potential benefits and risks to the common stockholders of those alternatives and the timing and likelihood of effecting such alternatives) were reasonably likely to present superior opportunities for the Company to create greater value for the unaffiliated holders of Company common stock, taking into account execution risks as well as business, financial, industry, competitive and regulatory risks.

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The consideration to be received by the unaffiliated holders of Company common stock in the merger consists entirely of cash, which provides the unaffiliated holders of Company common stock certainty of value and immediate liquidity at an attractive price measured against the ongoing business and financial execution risks of the Company’s business plan and its continued operations as a stand-alone public company and allows the unaffiliated holders of Company common stock to realize that value immediately upon the consummation of the merger, while eliminating long-term business and execution risk. In that regard, the Special Committee noted that the amount of cash to be received for each outstanding share of Company common stock is fixed and will not be reduced if the share price of the Company common stock declines prior to the effective time.
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The belief of the Special Committee that the $9.25 per share price represented Searchlight and Abry’s best and final offer and the best value that the Company could reasonably obtain for the shares of the Company common stock from Searchlight or Abry or otherwise, taking into account (1) the Special Committee’s assessment, upon consultation with its advisors, that other parties did not have sufficient interest in, or capability to, acquire the Company at a higher price, including based on the regulatory, financing and other execution risks applicable to each party and (2) the Special Committee’s familiarity with the business, operations, prospects, business strategy, assets, liabilities and general financial condition of the Company on a historical and prospective basis and its assessment of associated risks, including execution risks with respect to the Company’s business plan.

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The Special Committee believed that, measured against the longer-term execution risks for the Company’s business plan described above, the $9.25 per share price reflects a fair and favorable price for the shares of common stock. The Special Committee also considered that the $9.25 per share price constitutes (1) a premium of approximately 691% to the unaffected price of the Common Stock on December 18, 2024 of $1.17 per share, the date prior to the filing of Searchlight’s December 19 Schedule 13D/A indicating it may seek to further invest in or evaluate a take-private of the Company; and (2) a premium of approximately 138% over the Company’s closing stock price of $3.98 on November 3, 2025, the date prior to the date on which Searchlight and Abry’s initial offer was made public.

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The possibility that, if the Special Committee declined to recommend that the Board approve the merger agreement, there may not be another opportunity for the holders of Company common stock to receive a comparably priced offer with a comparable level of closing certainty. The Special Committee also considered that Searchlight and Abry had been the most engaged potential bidder throughout the Special Committee’s process and the only bidder that submitted an offer (other than a preliminary, nonbinding proposal from one bidder that was withdrawn).

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The Special Committee considered the current, historical and projected financial condition, results of operations and business of the Company, as well as the Company’s prospects and risks if it were to remain a stand-alone public company. The Special Committee considered the Company’s then-current business plan, including management’s then-current estimated projections of the Company’s financial prospects, as reflected in the Financial Forecasts. In this regard, the Committee received regular reports from Company management regarding the Company’s financial condition. The Special Committee’s assessment included, among other things, consideration of the Company’s financial performance across business segments, existing leverage, the Company’s current stock price and the challenges the stock price created with respect to equity financing opportunities and the Company’s low public float and trading volume. The Special Committee also considered the Company’s then-current business plan and the potential opportunities and risks to achieving the business plan, including, among other things: (1) the nature of the IoT connectivity business, and the business of providing connectivity solutions, on both historical and prospective bases; and (2) the Company’s relationship with its customers and vendors. The Special Committee considered the assumptions underlying the business plan, as well as the estimated projections of the Company’s financial prospects, all as reflected in the Financial Forecasts. In this regard, it was noted that remaining a standalone company would entail significant risk, including due to risks associated with the execution of the Company’s business plan, risks associated with remaining a public company, the risk that potential acquirors may not be interested in a transaction in the future, and the risk that Searchlight and Abry could withdraw their pending proposal which represented a significant premium to the Company’s unaffected stock price.

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The financial analysis reviewed by Rothschild & Co with the Special Committee and the opinion of Rothschild & Co rendered to the Special Committee on February 26, 2026 that, as of such date and based upon and subject to the various qualifications, limitations and assumptions set forth therein, the merger consideration payable to the holders of shares of Company common stock (other than shares of Company common stock (i) held by the Rollover Stockholders that are contributed to Parent pursuant to the Rollover

Agreements or any Additional Rollover Agreements immediately prior to the effective time and (ii) that are Excluded Shares) in the Merger pursuant to the merger agreement, was fair, from a financial point of view, to the Disinterested Stockholders (which financial analysis and opinion the Special Committee has adopted as its own) (as more fully described below in the section entitled “Special Factors — Opinion of Rothschild & Co US Inc.” beginning on page 44). The Special Committee considered the Disinterested Stockholders to include the Company’s “unaffiliated security holders” (as defined in Rule 13e-3(a)(4) under the Exchange Act).
•	The terms and conditions of the merger agreement, which was the product of arm’s-length negotiations, including:
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That the merger is conditioned upon obtaining (1) the affirmative vote of the holders of a majority of the voting power represented by the outstanding shares of Company common stock, and (2) a majority of the votes cast by the Disinterested Stockholders of the Company.

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The Company’s ability, under certain circumstances, to enter into discussions with, furnish information to, and conduct negotiations with, third parties submitting unsolicited alternative acquisition proposals if the Board (upon a prior recommendation by the Special Committee) or the Special Committee determines in good faith (after consultation with its financial advisor and legal counsel) that the proposal(s) constitutes, or is reasonably expected to lead to, a Superior Proposal.

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The Special Committee’s belief that if any other parties exist that are motivated and interested in acquiring the Company and are willing and able to make a superior proposal, the terms of the merger agreement would be unlikely to deter such third parties from making such a Superior Proposal.

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The ability of the Board, acting upon the recommendation of the Special Committee, and the Special Committee’s ability, in each case under certain circumstances, to change, withdraw or modify the recommendation that the Company’s stockholders vote in favor of the adoption of the merger agreement.

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The Board’s ability, acting upon the recommendation of the Special Committee, under certain circumstances, to terminate the merger agreement to enter into a definitive agreement with respect to a Superior Proposal. In that regard, the Special Committee believed that the termination fee payable by the Company in such instance in accordance with the terms of the merger agreement was reasonable, consistent with similar fees payable in comparable transactions, and not preclusive of other potential offers.

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The remedies available to the Company under the merger agreement in the event the merger is not consummated, including monetary damages and the ability of the Company to seek specific performance of Searchlight and Abry’s obligations under the merger agreement under the circumstances set forth in the merger agreement.

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The terms of the merger agreement provide the Company with sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the merger or the termination of the merger agreement.

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The requirement that Parent pay the Company a termination fee of $12 million under certain circumstances following termination of the merger agreement, including if the merger agreement is terminated by the Company as a result of a terminable breach by Parent (as further described in this proxy statement under the section entitled “The Merger Agreement — Termination Fees.”

•
The Company’s stockholders and beneficial owners of the Company common stock held either in voting trust or by a nominee on behalf of such person who would otherwise receive the merger consideration have the right to exercise their statutory appraisal rights under Section 262 of the DGCL and receive payment of the fair value of their shares of the Company common stock in lieu of the $9.25 per share price, subject to and in accordance with the terms and conditions of the merger agreement and the DGCL, unless and until any such person fails to perfect or effectively withdraws or loses such holder’s rights to appraisal and payment under the DGCL.

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The current and historical market prices of the Company common stock, including as set forth in the table under “Other Important Information Regarding the Company — Market Price of Shares and Dividends” taking into account the trading price of the Company’s stock relative to those of other industry participants and general market indices and current industry, regulatory, economic and market conditions, trends and cycles.

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The support of the merger by Cerberus, an unaffiliated stockholder that is receiving the merger consideration, who is party to the Cerberus Support Agreement with the Company pursuant to which it agreed to, among other things, vote in favor of the adoption of the merger agreement subject to the terms and conditions set forth therein.

•	The likelihood that the merger would be completed, based upon, among other things (not in any relative order of importance):
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The entry by the Rollover Stockholders into certain agreements with the Company pursuant to which they agreed to, among other things, vote in favor of the adoption of the merger agreement subject to the terms and conditions set forth therein.

○	The obtaining of equity or debt financing is not a condition to the obligation of Parent or Merger Sub to consummate the merger.
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The Company’s rights to specific performance under the terms of and subject to the conditions set forth in the merger agreement (provided, among other conditions, that the debt financing has been funded or will be funded at the closing if the equity financing is funded at the closing).

○	There being no anticipated substantive issues expected in connection with the required regulatory approvals and the meaningful obligation of Parent to obtain such regulatory approval.
The Special Committee also considered a number of factors relating to the procedural safeguards that it believes were and are present to ensure the fairness of the merger and to permit the Special Committee to represent effectively the interests of the Company’s stockholders. The Special Committee believes these factors support its determinations and recommendations and provide assurance of the procedural fairness of the merger to the Company’s stockholders:
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The Special Committee consisted solely of directors who were determined by the Board to be “disinterested directors” (as defined in Section 144(e)(4) of the DGCL). The Board empowered the Special Committee to, among other things, review, evaluate, negotiate and recommend a possible strategic sale between the Company and a third-party and the Company’s alternatives thereto (including whether the Company should remain a stand-alone entity). The Board resolved not to approve any Potential Transaction without a prior favorable recommendation by the Special Committee. This process was designed to protect against actual or potential conflicts of interest among Board members who were designated by (or otherwise affiliated with) Searchlight and Abry.

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The Special Committee, with the benefit of advice and counsel of its independent legal counsel and independent financial advisor, negotiated, and oversaw negotiation of, the terms of the merger agreement. The Special Committee and its advisors conducted an in-depth analytical review of the proposed merger and held 48 meetings over the course of nearly eleven months to discuss and evaluate, among other things, the process for exploring a potential strategic transaction and the proposals from Searchlight and Abry. The Special Committee was actively engaged in this process on a regular basis and was provided with full access to Company management and its advisors in connection with the evaluation process.

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The fact that the Special Committee adopted procedures in connection with the Special Committee’s strategic review process that set forth certain process rules applicable to the Board, the Special Committee, senior management and their advisors and were structured to ensure that the Special Committee and its advisors would lead the strategic review process. In accordance with the procedures, (1) the Special Committee and its advisors led and oversaw the strategic review process, (2) members of management, the Company and its advisors regularly consulted with the Special Committee and the Special Committee’s advisors to receive direction therefrom with respect to the strategic review process, and (3) members of management followed the Special Committee’s directives with respect to discussions, presentations, negotiations and communications with potential bidders.

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The consummation of the merger is contingent on approval by a majority of the votes cast by the Disinterested Stockholders. Therefore, the merger will not be consummated unless the Disinterested Stockholders vote to approve it – ensuring that, if consummated, the merger will have been supported by the Company stockholders other than Searchlight and Abry and any Additional Rollover Stockholders.

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The Board resolved not to approve any potential acquisition of the Company or recommend for approval any such transaction by the Company’s stockholders without a prior favorable recommendation of the transaction by the Special Committee.

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The Special Committee selected RLF to serve as its independent legal counsel and Rothschild & Co to serve as its independent financial advisor. The Special Committee received and relied upon the advice of RLF and Rothschild & Co throughout its review, evaluation and negotiation of the merger.

•	The Special Committee had no obligation to recommend to the Board the approval of the merger or any other transaction and had the authority to reject any proposals made.
•	The Special Committee made its evaluation of a potential acquisition of the Company by Searchlight and Abry based upon the factors discussed in this proxy statement.
In the course of reaching its determinations and making its recommendations, the Special Committee also considered the following non-exhaustive list of countervailing factors and risks concerning the merger agreement and the merger, which are not presented in any relative order of importance:
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The nature of the merger as a cash transaction means that the holders of Company common stock (other than the Rollover Stockholders and Additional Rollover Stockholders) will not participate in the Company’s future earnings or growth and will not benefit from any appreciation in value of the Company. The Special Committee considered the other potential alternative strategies available to the Company as a stand-alone public company, which, despite significant uncertainty, had the potential to result in a more successful and valuable company.

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The restrictions in the merger agreement on the Company’s ability to solicit competing transactions (subject to certain exceptions to allow the Board, acting upon the recommendation of the Special Committee, or the Special Committee, to exercise their respective fiduciary duties to negotiate with parties who submit an unsolicited Acquisition Proposal) and to accept a Superior Proposal only upon the payment of a termination fee by the Company to Searchlight and Abry. In addition, given that the Searchlight and Abry collectively owns or beneficially owns approximately 40% of the Company’s outstanding stock and are not obligated to accept an Acquisition Proposal, it may be difficult for an alternative Acquisition Proposal to receive Company stockholder approval.

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The possibility that the merger might not be consummated, and if it is not consummated, that: (1) the Company’s directors, management team and other employees will have expended extensive time and effort and will have experienced significant distractions from their work on behalf of the Company during the pendency of the merger; (2) the Company will have incurred significant transaction and other costs; (3) the Company’s continuing business relationships with customers, business partners and employees may be adversely affected, which could include the loss of key personnel; (4) the trading price of the Company’s stock could be adversely affected; (5) the contractual and legal remedies available to the Company in the event of the breach or termination of the merger agreement may be insufficient, costly to pursue, or both; and (6) the failure of the merger to be consummated could result in an adverse perception among our customers, potential customers, employees and investors about the Company and its prospects.

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The possibility that regulatory agencies may delay, object to, challenge or seek to enjoin the merger, or may seek to impose terms and conditions on their approvals that are not acceptable to Searchlight and Abry, notwithstanding its obligations under the merger agreement.

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The restrictions on the conduct of the Company’s business prior to the consummation of the merger, including covenants that the Company use its reasonable best efforts to operate in the ordinary course of business and refrain from taking certain actions without Searchlight and Abry’s consent, which may delay or prevent us from undertaking strategic initiatives before the completion of the merger that, absent the merger agreement, we might have pursued, or from taking certain actions aimed at incentivizing and retaining our employees.

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The possible effects of the public announcement of the merger, including the: (1) effects on our employees, customers, operating results and stock price; (2) impact on our ability to attract and retain key management, sales and marketing, and technical personnel; and (3) potential for litigation in connection with the merger.

•
The requirement that the Company pay Searchlight and Abry a termination fee of $7,209,571 (representing approximately 3.75% of the common equity value implied by the merger) under certain circumstances following termination of the merger agreement, including if the Company terminates the merger agreement to accept a Superior Proposal or if Searchlight and Abry terminates the merger agreement because the Special Committee changes its recommendation (as further described in this proxy statement under the section entitled “The Merger Agreement — Termination Fees”). The Special Committee considered the potentially discouraging impact that this termination fee could have on a third party’s interest in making an unsolicited competing Acquisition Proposal to acquire the Company.

•
That the merger agreement provides that the maximum aggregate liability of Searchlight and Abry for breaches under the merger agreement will not exceed, in the aggregate for all such breaches, an amount equal to $15 million, plus the amount, if any, of enforcement costs due and owing under the merger agreement (not to exceed $3.5 million), plus the amount, if any, of reimbursement obligations due and owing to the Company in connection with its debt financing cooperation.

•
The receipt of cash in exchange for shares of the Company’s common stock in the merger will be a taxable transaction for U.S. federal income tax purposes for many of the unaffiliated holders of common stock.

•
The Rollover Stockholders will participate in the transaction through an equity rollover or reinvestment of a portion of their equity interests in the Company. As a result, such persons will be able to participate in the future growth or earnings of the post-closing company with respect to that portion of their equity that they are rolling over or reinvesting in the post-closing entity.

•	The Company has incurred and will incur substantial costs in connection with the transactions contemplated by the merger agreement, even if such transactions are not consummated.
The Special Committee concluded that the negative factors and potential detriments associated with the proposed transaction with Searchlight and Abry are significantly outweighed by the positive factors and potential benefits that they expect the Company and its stockholders to achieve as a result of the transaction.
The Special Committee did not specifically consider the liquidation value or the net book value of the Company in its evaluation of the merger, because of its belief that neither liquidation value nor net book value presents a meaningful valuation for the Company and its business, as the Company’s value is derived from the cash flows to be generated from its continuing operations rather than from the value of assets that might be realized in a liquidation or from net book value, which is significantly influenced by historical costs and is not a material indicator of the value of the Company as a going concern. In addition, the Special Committee did not conduct a separate going-concern valuation of the Company because the financial analyses presented by Rothschild & Co, as more fully described in the section of this proxy statement entitled “— Opinion of Rothschild & Co US Inc.,” contained financial analyses of the cash flows to be generated by the Company’s continuing operations and the Special Committee believed these analyses to be a form of a going concern valuation.
Although the foregoing discussion sets forth the material factors considered by the Special Committee in reaching its recommendation, it is not intended to be exhaustive and may not include all of the factors considered by the Special Committee, and each director may have considered different factors or given different weight to each factor. The above factors are not presented in any order of priority. In view of the variety of factors, the amount of information and the complexity of the matters considered, the Special Committee did not find it practicable to, and did not, make specific assessments of, or assign relative weights to, the specific factors considered in reaching its recommendation. The explanation of the reasoning of the Special Committee and certain information presented in this section are forward-looking in nature and should be read in light of the factors discussed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” of this proxy statement.
Certain Financial Forecasts
The Company does not, as a matter of course, publicly disclose forecasts as to future performance, revenues, earnings or other results due to, among other things, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. The Company is especially reluctant to disclose projections for extended periods due to the increasing uncertainty, unpredictability and subjectivity of such assumptions and estimates when applied to time periods further in the future. The Company has, however, included in this proxy statement certain financial forecasts of the Company that, to the extent described herein, were furnished to the Special Committee, the Special Committee’s financial advisor, the Board, Searchlight and Abry in connection with the evaluation of, and discussions concerning, the proposed merger.
These Financial Forecasts (as defined below) were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial data, published guidelines of the SEC regarding forward-looking statements or generally accepted accounting principles in the United States (“GAAP”). A summary of this information is presented below.
No assurances can be made regarding future events and the estimates and assumptions underlying these Financial Forecasts involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industries in which the Company operates, and the risk and uncertainties described in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 110, all of which are difficult to predict and many of which are outside the control of the Company and, upon consummation of the merger, will be beyond the control of Searchlight, Abry and the Surviving Corporation, including with respect to industry performance, competitive factors, industry consolidation, general business, economic, regulatory, market and financial conditions, as well as matters specific to the Company’s business, including with respect to future business initiatives and changes to the Company’s business model for which the Company has no historical data, which assumptions may not prove to have been, or may no longer be, accurate. Company stockholders are urged to review the Company’s SEC filings for a description of risk factors with respect to the Company’s business. There can be no assurance that the underlying assumptions will prove to be accurate or that the projected results will be realized. Actual results likely will differ, and may differ materially, from those reflected in the Financial Forecasts, whether or not the merger is consummated. The inclusion in this proxy statement of the Financial Forecasts below should not be regarded as an indication that the Special Committee, the Board, the Company, Parent, Merger Sub, Searchlight, Abry, their respective boards of directors (or equivalent governing bodies) or their respective financial advisors considered, or now consider, these forecasts to be a reliable predictor of future results. The Financial Forecasts are not fact, and neither they nor any underlying assumptions should be relied upon as being indicative of future results. Therefore, readers of this proxy statement are cautioned not to place undue reliance on this information.
The material estimates and assumptions made by the Company’s management in connection with the February Projections include:
•
With respect to the Company’s IoT Connectivity business, a projected revenue growth rate based on the expected growth in average number of connections, both from new customers and the existing customer base, partially offset by a decline average revenue per connection/user (“ARPU”), resulting in a compound annual growth rate (“CAGR”) of 9% from 2025 to 2029;

•
With respect to the Company’s IoT Solutions business, revenue was projected on a customer-by-customer basis for 2026, resulting in a decrease of 6.6% from 2025, followed by moderate growth of 1%-2% from 2027 through 2029;

•	With respect to gross profit and gross margin, increase in gross profit due to higher revenues, as small improvements in gross margin percentage were forecast due to higher volumes;
•
With respect to Adjusted EBITDA, a CAGR of approximately 12% through 2029, resulting from the aforementioned revenue and gross profit trends combined with a decline in operating expenses as a percentage of revenue. For operating expenses, sales-related costs were expected to be variable with sales and remain at a consistent percentage of revenue while other operating costs were expected to be semi-variable with sales and were expected to decrease as a percentage of revenue; and

•	With respect to capital expenditures (“CapEx”), a CAGR of 1% as costs were expected to be in-line with current spend levels.

The Financial Forecasts include certain non-GAAP financial measures, including Adjusted EBITDA (as defined below) and gross profit. Investors should note that these non-GAAP financial measures presented in this proxy statement are not prepared under any comprehensive set of accounting rules or principles and do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. Investors should also note that these non-GAAP financial measures presented in this proxy statement have no standardized meaning prescribed by GAAP and, therefore, have limits in their usefulness to investors. Because of the non-standardized definitions, the non-GAAP financial measures in this proxy statement and the accompanying footnotes may be calculated differently from, and may not be directly comparable to, similarly titled measures used by the Company’s competitors and other companies, or any similarly titled measures used by Searchlight, Abry or any of their respective affiliates.
Due to the inherent limitations of non-GAAP financial measures, investors should consider non-GAAP measures only as a supplement to, not as a substitute for or as a superior measure to, measures of financial performance prepared in accordance with GAAP. The footnotes to the tables below provide certain supplemental information with respect to the calculation of these non-GAAP financial measures.
The Financial Forecasts included in this section were prepared by, and are the responsibility of, the Company’s management. BDO USA, P.C., the independent auditor has not audited, reviewed, examined, compiled nor applied agreed upon procedures with respect to the accompanying Financial Forecasts and, accordingly, BDO USA, P.C. does not express an opinion or any other form of assurance with respect thereto. The BDO USA, P.C. report incorporated by reference in this document relates to the Company’s previously issued financial statements. It does not extend to the Financial Forecasts and should not be read to do so.
The non-GAAP financial measures included in the February Projections were approved by the Special Committee for use by Rothschild & Co in connection with its fairness opinion and financial analysis, each as described in more detail in the section of this proxy statement entitled “— Opinion of Rothschild & Co US Inc.” beginning on page 44, and was used by the Special Committee for its consideration of the merger. Financial measures provided to a financial advisor in connection with a business combination transaction are not subject to SEC rules regarding disclosures of non-GAAP financial measures. In addition, reconciliations of non-GAAP financial measures were not relied upon by the Special Committee, the Board or Rothschild & Co in connection with their respective evaluations of the merger and neither Searchlight nor Abry was provided with any such reconciliation. Accordingly, the Company has not provided a reconciliation of the non-GAAP financial measures included in the Financial Forecasts to the relevant GAAP financial measures in this proxy statement.
By including in this proxy statement the Financial Forecasts below, none of the Company, Searchlight or Abry or any of their respective representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the information contained in the Financial Forecasts. Accordingly, the Financial Forecasts should not be construed as financial guidance, nor relied upon as such. The inclusion of the Financial Forecasts in this proxy statement does not constitute an admission or representation by the Company that the information contained therein is material. The Financial Forecasts summarized in this section reflected the opinions, estimates and judgments of the Company’s management at the time they were prepared and have not been updated to reflect any changes since such Financial Forecasts were prepared. NONE OF THE COMPANY, SEARCHLIGHT, ABRY OR, AFTER CONSUMMATION OF THE MERGER, THE SURVIVING CORPORATION, UNDERTAKES ANY OBLIGATION, EXCEPT AS REQUIRED BY LAW, TO UPDATE OR OTHERWISE REVISE THE FINANCIAL FORECASTS TO REFLECT CIRCUMSTANCES EXISTING SINCE THEIR PREPARATION, CHANGES IN GENERAL ECONOMIC OR INDUSTRY CONDITIONS OR THE OCCURRENCE OF UNANTICIPATED EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE UNDERLYING ASSUMPTIONS ARE SHOWN TO BE IN ERROR. IN LIGHT OF THE FOREGOING FACTORS AND UNCERTAINTIES INHERENT IN THE FINANCIAL FORECASTS, READERS OF THIS PROXY STATEMENT ARE CAUTIONED NOT TO PLACE RELIANCE ON THIS INFORMATION.
To reflect a variety of changed circumstances affecting the Company, its business and its operational and financial performance, the Company’s management prepared and revised various iterations of nonpublic projections. These iterations culminated in the February Projections, nonpublic, unaudited prospective financial information for fiscal years 2026 through 2029 prepared by the Company’s management. The July Projections were initially prepared and adopted in July 2025. The October Projections were adopted and approved by the Special Committee on October 20, 2025. In addition, in connection with the continuing assessment of the proposed merger and at the direction of the Special Committee, the Company’s management updated the October Projections to also reflect the actual financial results for 2025 and to make certain additional minor changes (as updated, the “February Projections”), which projections were reviewed by the Special Committee, and were adopted and approved by the Special Committee on February 18, 2026 for use by Rothschild & Co in connection with its fairness opinion and for purposes of performing Rothschild & Co’s financial analysis in connection with the proposed merger, each as described in more detail in the section of this proxy statement entitled “— Opinion of Rothschild & Co US Inc.” beginning on page 44, and relied upon by the Special Committee on February 26, 2026 in reaching the unanimous determination of the Special Committee described above in the section entitled “— Recommendation of the Special Committee”. The Financial Forecasts assume that the Company would continue to operate as a standalone company and do not reflect any impact of the proposed merger, including any impact of the negotiation or execution of the proposed merger, the expenses that may be incurred in connection with the proposed merger or the consummation thereof or the effect of any business or strategic decision or action that has been or will be taken as a result of the merger agreement having been executed or in anticipation of the proposed merger. The July Projections, the October Projections and the February Projections were made available to members of the Board, and the October Projections and the February Projections, as well as an updated version of the July Projections as described in the section of this proxy statement titled “— Background of the Merger” beginning on page 17, were made available to Searchlight and Abry, in connection with their review of a Potential Transaction with the Company.
The following tables set forth a summary of the July Projections, the October Projections and the February Projections (collectively, the “Financial Forecasts”). This summary information is not included in this proxy statement to influence or induce any Company stockholder to vote in favor of approving the merger agreement proposal or approving any other proposals to be voted on at the special meeting.
July Projections
The following table summarizes the July Projections for the fiscal years 2025 through 2029 ($ in millions, unless otherwise stated):

						CAGR
	2025E	2026E	2027E	2028E	2029E	’25-’29
Total loT Connectivity	$218	$236	$260	$285	$313	10%
Total loT Solutions	59	59	58	59	60	1%
Non-core	14	1	—	—	—	(100%)
Revenue	$290	$295	$318	$344	$373	7%
% growth	1%	2%	8%	8%	8%
Gross profit[1]	$155	$161	$175	$191	$208	8%
% margin	54%	54%	55%	55%	56%
Adj. EBITDA[2]	$63	$67	$78	$90	$103	13%
% margin	22%	23%	24%	26%	28%
(-) One-time items[3]	($15)	($2)	($2)		—
(-) Stock-based compensation (tax deductible)	(1)	(2)	(3)	(4)	(4)
(-) Tax D&A	(36)	(35)	(23)	(22)	(22)
EBIT[4]	$10	$28	$49	$63	$77	66%
% margin	4%	9%	15%	18%	21%
Memo:
Average Connections (in millions)[5]	20.5	22.7	25.5	28.5	31.9	12%
ARPU[5,6]	$0.92	$0.87	$0.85	$0.83	$0.82	(3%)
CapEx[7]	(10)	(10)	(9)	(10)	(10)	(0%)
Unlevered Free Cash Flow[8]	N/A	$43	$45	$53	$62	—
Note: Figures in table may not sum to exact totals due to rounding.

October Projections
The following table summarizes the October Projections for the fiscal years 2025 through 2029 ($ in millions, unless otherwise stated):

						CAGR
	2025E	2026E	2027E	2028E	2029E	’25-’29
Total loT Connectivity	$226	$239	$260	$285	$313	9%
Total loT Solutions	64	57	58	59	60	(2%)
Revenue	$290	$295	$318	$344	$373	7%
% growth	1%	2%	8%	8%	8%
Gross profit[1]	$160	$166	$180	$196	$212	7%
% margin	55%	56%	57%	57%	57%
Adj. EBITDA[2]	$63	$63	$74	$87	$100	12%
% margin	22%	21%	23%	25%	27%
(-) One-time items[3]	($19)	($2)	($2)	—	—
(-) Stock-based compensation (tax deductible)	(1)	(2)	(3)	(4)	(4)
(-) Tax D&A	(41)	(35)	(23)	(22)	(22)
EBIT[4]	$3	$25	$46	$60	$74	130%
% margin	1%	8%	14%	18%	20%
Memo:
Average Connections (in millions)[5]	19.8	21.5	23.7	26.6	29.8	11%
ARPU[5,6]	$0.89	$0.88	$0.89	$0.87	$0.86	(1%)
CapEx[7]	(10)	(9)	(9)	(10)	(10)	0%
Unlevered Free Cash Flow[8]	N/A	$41	$41	$50	$59	—
Note: Figures in table may not sum to exact totals due to rounding.
February Projections
The following table summarizes the February Projections for the fiscal years 2026 through 2029 and actual results for fiscal year 2025 ($ in millions, unless otherwise stated):

						CAGR
	2025A	2026E	2027E	2028E	2029E	’25-’29
Total loT Connectivity	$225	$239	$260	$285	$313	9%
Total loT Solutions	61	57	58	59	60	(0%)
Revenue	$286	$295	$318	$344	$373	7%
% growth	(0%)	3%	8%	8%	8%
Gross profit[1]	$161	$166	$180	$196	$212	7%
% margin	56%	56%	57%	57%	57%
Adj. EBITDA[2]	$63	$63	$74	$87	$100	12%
% margin	22%	21%	23%	25%	27%
(-) One-time items[3]		($2)	($2)	—	—
(-) Stock-based compensation (tax deductible)		(2)	(3)	(4)	(4)
(-) Tax D&A		(24)	(24)	(23)	(23)
EBIT[4]		$35	$45	$59	$73
% margin		12%	14%	17%	20%
Memo:
Average Connections (in millions)[5]		21.5	23.7	26.6	29.8	11%
ARPU[5,6]		$0.88	$0.89	$0.87	$0.86	(1%)
CapEx[7]		(9)	(9)	(10)	(10)	1%
Unlevered Free Cash Flow[8]	N/A	$39	$42	$50	$59	—

Note: Figures in table may not sum to exact totals due to rounding.
(1)	Excludes integration and acquisition-related charges.
(2)	“EBITDA” is defined as net income (loss) before other non-operating expenses or income, income tax expense or benefit, and depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for unusual and other significant items that management views as distorting the operating results from period to period. Such adjustments may include stock-based compensation, integration and acquisition-related charges, tangible and intangible asset impairment charges, certain contingent liability reversals, transformation, and foreign currency transaction gains and losses.
(3)	One-time items include integration-related costs and other one-time items.
(4)	“EBIT” is defined as net income (loss) before other non-operating expenses or income and income tax expense or benefit.
(5)
“Total Number of Connections” or “Total Connections” with respect to any financial period constitutes the total of all our IoT Connectivity services connections for such period, which includes the contribution of eSIMs but excludes certain connections where mobile carriers license our subscription management platform from us. The “Average Connections” with respect to any financial period is the simple average of the Total Number of Connections for such period.

(6)	Average Revenue Per User (“ARPU”) is calculated as (loT Connectivity Revenue / 12) / Average Connections.
(7)	Inclusive of CapEx and capitalized labor.
(8)
“Unlevered Free Cash Flow” is defined as NOPAT plus tax depreciation, less stock-based compensation (non-tax deductible), minus capital expenditures, less increases (or plus decreases) in net working capital. “NOPAT” is defined as Adjusted EBITDA minus certain one-time items, less stock-based compensation (non-tax deductible), minus tax depreciation, minus taxes. Unlevered Free Cash Flow was not computed for 2025E for the purposes of forward-looking valuation analysis which assumed a transaction date of December 31, 2025.

Opinion of Rothschild & Co US Inc.
The Special Committee retained Rothschild & Co as its financial advisor in connection with advising the Special Committee with respect to the potential sale, merger or other business/strategic combination involving the Company, including, without limitation, the transactions contemplated by the merger agreement. The Special Committee selected Rothschild & Co based on its qualifications, experience, reputation, and independence. As part of its investment banking business, Rothschild & Co regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, restructurings, capital raises and other transactions.
On February 26, 2026, at a meeting of the Special Committee held to evaluate the proposed merger and other transactions contemplated by the merger agreement, Rothschild & Co delivered to the Special Committee its oral opinion, which was subsequently confirmed by delivery of a written opinion dated February 26, 2026, to the effect that, as of such date and on the basis of and subject to the qualifications, limitations and assumptions set forth in the written opinion, the merger consideration payable to the holders of shares of Company common stock (other than shares of Company common stock (i) held by the Rollover Stockholders that are contributed to Parent pursuant to the Rollover Agreements or any Additional Rollover Agreements immediately prior to the effective time and (ii) that are Excluded Shares) in the merger pursuant to the merger agreement was fair, from a financial point of view, to the Disinterested Stockholders.
The full text of Rothschild & Co’s written opinion, dated February 26, 2026, which describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex I to this proxy statement and is incorporated herein by reference. The summary of Rothschild & Co’s opinion contained herein is qualified in its entirety by reference to the full text of such opinion.
Rothschild & Co’s opinion was provided for the benefit of the Special Committee in connection with and for the purpose of its evaluation of the merger. Rothschild & Co’s opinion should not be construed as creating any fiduciary duty on Rothschild & Co’s part to any party. Rothschild & Co’s opinion was limited to the fairness, from a financial point of view, to the Disinterested Stockholders of the merger consideration payable to the holders of shares of Company common stock (other than shares of Company common stock (i) held by the Rollover Stockholders that are contributed to Parent pursuant to the Rollover Agreements or any Additional Rollover Agreements immediately prior to the effective time and (ii) that are Excluded Shares) in the merger pursuant to the merger agreement, and Rothschild & Co was not asked to, nor did it, offer any opinion as to the terms, other than the merger consideration to the extent expressly set forth in its opinion, of the merger, the merger agreement or any other agreement entered into in connection with the merger. Rothschild & Co expressed no opinion as to the price at which the shares of Company common stock would trade at any future time. In addition, Rothschild & Co did not express any opinion as to the Company’s, the Board’s or the Special Committee’s underlying business decisions to engage in the merger or the relative merits of the merger as compared to any alternative transaction. Rothschild & Co’s opinion did not constitute a recommendation to the Special Committee as to whether to approve the merger or a recommendation as to whether or not any holder of shares of Company common stock should vote or otherwise act with respect to the merger or any other matter. In addition, Rothschild & Co was not asked by the Special Committee to address, nor did Rothschild & Co’s opinion address, (i) the fairness to, or any other consideration of, the holders of any class of securities (other than the Disinterested Stockholders and then only to the extent expressly set forth in Rothschild & Co’s opinion), including the holders of Series A-1 Preferred Stock or creditors or other constituencies of the Company, (ii) the fairness to, or any other consideration of, the holders of the Rollover Shares or the Penny Warrants, (iii) the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Parent, the Company, or any class of such persons, whether relative to the merger consideration pursuant to the merger agreement or otherwise or (iv) any Additional Rollover Agreements or Additional Rollover Stockholders.
In connection with its opinion, Rothschild & Co, among other things:
•	reviewed a draft of the merger agreement, dated February 26, 2026;
•
reviewed certain publicly available business and financial information that Rothschild & Co deemed to be generally relevant concerning the Company and the industry in which it operates, including certain publicly available research analyst reports and the reported price and historical trading activity for the Company common stock;

•
compared the proposed financial terms of the merger with the publicly available financial terms of certain transactions involving companies Rothschild & Co deemed generally relevant and the consideration received in such transactions;

•
compared the financial and operating performance of the Company with publicly available information concerning certain other public companies Rothschild & Co deemed generally relevant, including data relating to public market trading levels and implied trading multiples;

•
reviewed certain internal financial and operating information with respect to the business, operations and prospects of the Company, including certain financial forecasts relating to the Company prepared by the management of the Company and approved for Rothschild & Co’s use by the Special Committee that is referred to in this proxy statement as the February Projections; and

•	performed such other financial studies and analyses and considered such other information as Rothschild & Co deemed appropriate for the purposes of its opinion.
In addition, Rothschild & Co held discussions with certain members of the management of the Company regarding the merger, the past and current business operations and financial condition and prospects of the Company, the February Projections and certain other matters Rothschild & Co believed necessary or appropriate to its inquiry.
In arriving at its opinion, with the Special Committee’s consent, Rothschild & Co relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished or made available to Rothschild & Co by the Company and its associates, affiliates and advisors, or otherwise reviewed by or for it, and Rothschild & Co did not assume any responsibility or liability therefor. Rothschild & Co did not conduct any valuation or appraisal of any assets or liabilities of the Company, nor were any such valuations or appraisals provided to Rothschild & Co, and Rothschild & Co did not express any opinion as to the value of such assets or liabilities. Rothschild & Co did not evaluate the solvency or fair value of the Company or Parent under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. In addition, Rothschild & Co did not assume any obligation to conduct any physical inspection of the properties or the facilities of the Company or Parent. At the direction of the Special Committee, Rothschild & Co used and relied upon the February Projections for purposes of its opinion. In relying on the February Projections, Rothschild & Co assumed, at the direction of the Special Committee and at the direction of the Company, that they were reasonably prepared by the management of the Company based on assumptions reflecting the best currently available estimates and judgments by the Company’s management and by the Special Committee as to the expected future results of operations and financial condition of the Company and that the financial results reflected in such February Projections would be achieved at the times and in the amounts projected. Rothschild & Co did not express any view as to the reasonableness of the February Projections and the assumptions on which they are based.
For purposes of rendering its opinion, Rothschild & Co assumed that the transactions contemplated by the merger agreement would be consummated as contemplated in the merger agreement without any waiver or amendment of any terms or conditions, including, among other things, that the parties would comply with all material terms of the merger agreement and that in connection with the receipt of all necessary governmental, regulatory or other approvals and consents required for the merger, no material delays, limitations, conditions or restrictions would be imposed. For purposes of rendering its opinion, Rothschild & Co assumed that there had not occurred any material change in the assets, financial condition, results of operations, business or prospects of the Company since the date of the most recent financial statements and other information, financial or otherwise, relating to the Company made available to Rothschild & Co, and that there was no information or any facts that would make any of the information reviewed by Rothschild & Co incomplete or misleading. Rothschild & Co did not express any opinion as to any tax or other consequences that may result from the merger, nor did its opinion address any legal, tax, regulatory or accounting matters. Rothschild & Co relied as to all legal, tax and regulatory matters relevant to rendering its opinion upon the assessments made by the Company and its other advisors with respect to such issues. In arriving at its opinion, Rothschild & Co did not take into account any litigation, regulatory or other proceeding that was pending or may be brought against the Company or any of its affiliates. In addition, Rothschild & Co relied upon and assumed, without independent verification, that the final form of the merger agreement would not differ in any material respect from the draft of the merger agreement reviewed by it. Rothschild & Co’s opinion was necessarily based on securities markets, economic, monetary, financial and other general business and financial conditions as they existed and could be evaluated on, and the information made available to Rothschild & Co as of, the date of the opinion and the conditions and prospects, financial and otherwise, of the Company as they were reflected in the information provided to Rothschild & Co and as they were represented to Rothschild & Co in discussions with the management of the Company. Although subsequent developments may affect Rothschild & Co’s opinion and the assumptions used in preparing it, Rothschild & Co does not have any obligation to update, revise or reaffirm its opinion.
Summary of Rothschild & Co’s Financial Analyses
The following represents a summary of the material financial analyses performed by Rothschild & Co, each of which is a standard valuation methodology customarily undertaken in transactions of this type, in connection with providing its opinion, dated February 26, 2026, to the Special Committee. The summary of these analyses is not a comprehensive description of all analyses and factors considered by Rothschild & Co. The preparation of a fairness opinion is a complex analytical process that involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. No one method of analysis should be regarded as critical to the overall conclusion reached by Rothschild & Co. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The conclusion reached by Rothschild & Co was based on all analyses and factors taken as a whole and also on application of Rothschild & Co’s experience and judgment, which conclusion may involve significant elements of subjective judgment and qualitative analysis. Some of the summaries of financial analyses performed by Rothschild & Co include information presented in tabular format. In order to fully understand the financial analyses performed by Rothschild & Co, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data set forth in the tables without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Rothschild & Co. The order of analyses described below does not represent the relative importance or weight given to the analysis by Rothschild & Co.
As used in this section, (a) all references to “fully diluted” shares and phrases of similar import, when used in relation to the Company, mean the number of fully diluted outstanding shares of Company common stock, including all shares subject to outstanding restricted stock units and performance stock units (assuming for this purpose that all applicable performance goals are achieved at the target level but excluding additional shares issuable pursuant to outstanding performance stock units if all applicable performance goals are achieved at the maximum level) and excluding the Penny Warrants, based on the most recently available information as of February 25, 2026, as provided and approved for Rothschild & Co’s use by the management of the Company; (b) the “EV” of a company as of any given time refers to the enterprise value of such company (calculated as further discussed below) at such time and (c) the “Adjusted EBITDA” or “Adj. EBITDA” of a company for any given period means the earnings before interest, taxes, depreciation and amortization of such company during such period and excludes the expense of stock-based compensation other tax deductible expenses including integration-related costs and other one-time items and tax depreciation and amortization.

Selected Public Company Analysis
Rothschild & Co performed a selected public companies analysis in order to derive an implied per share equity value reference range for the Company from the market value and trading multiples of other publicly traded companies and then compared this implied per share equity value reference range with the merger consideration provided for in the merger agreement. Rothschild & Co selected the publicly traded companies that Rothschild & Co deemed most relevant to consider in relation to the Company, based on its professional judgment and experience, because they are publicly traded companies in the “Internet of Things (“IoT”) solution sector that for purposes of this analysis Rothschild & Co considered similar to the operations of one or more of the business lines of the Company. However, because of inherent differences in businesses, operations and prospects, none of the publicly traded companies listed below are directly comparable to the Company. The publicly traded companies selected by Rothschild & Co for purposes of this analysis included the following companies listed in the chart below, which Rothschild & Co refers to, collectively, as the “selected public companies”:
For purposes of its analysis of the selected public companies, Rothschild & Co (i) reviewed, among other things, for each of the selected public companies, the per share stock price of such selected public companies as of February 25, 2026, public filings made by such selected public companies for certain historical financial information and data for such selected public companies that Rothschild & Co obtained from broker research and, where applicable, adjusted to account for certain events such as acquisitions and divestitures and (ii) calculated the EV of each of the selected public companies as a multiple of the estimated Adj. EBITDA for the calendarized fiscal years ending December 31, 2025 and December 31, 2026, which multiple Rothschild & Co refers to as “EV/Adj. EBITDA.”
“EV” was calculated as fully diluted equity market value based on per share stock prices as of February 25, 2026, (a) with respect to each of the selected public companies, plus such company’s most recently disclosed net debt and other adjustments or (b) with respect to the Company, plus the Company’s debt, plus the Company’s preferred equity (valued at liquidation value of 1.8x minimum return inclusive of accumulated PIK interest and value of the Penny Warrants), less the Company’s cash, each as of December 31, 2025 and as provided and approved for Rothschild & Co’s use by the management of the Company.
The results of Rothschild & Co’s review of the EV/Adj. EBITDA multiples are summarized in the chart below:

EV/Adj. EBITDA Multiples
Company	2025E	2026E
Digi International Inc.	18.2x	15.5x
Ituran Location and Control Ltd.	9.0x	8.1x
Powerfleet, Inc.	7.7x	6.2x
Overall Mean	11.7x	9.9x
Overall Median	9.0x	8.1x

Based on the 2025E EV/Adj. EBITDA and 2026E EV/Adj. EBITDA multiples calculated above and on Rothschild & Co’s professional judgement, Rothschild & Co applied an illustrative range of EV/Adj. EBITDA of 9.0x to 12.0x and 8.0x to 10.0x to the actual Adj. EBITDA of the Company for fiscal year 2025 and estimated Adj. EBITDA of the Company for fiscal year 2026, each as provided in the February Projections, to reach a range of implied EVs for the Company for fiscal years 2025 and 2026. To calculate implied equity values, Rothschild & Co then subtracted from such implied EVs (i) the amount of the Company’s debt and (ii) the Company’s preferred equity (valued at liquidation value of 1.8x minimum return inclusive of accumulated PIK interest and value of the Penny Warrants) and added the Company’s (iii) cash and cash equivalents, each as provided and approved for Rothschild & Co’s use by the management of the Company, and each as of December 31, 2025. Rothschild & Co then divided such implied equity values by the number of fully diluted outstanding shares of Company common stock, as provided and approved for Rothschild & Co’s use by the management of the Company, to reach the following implied per share equity value reference ranges for the Company, rounded to the nearest $0.05, as compared to the merger consideration:

Implied Value Reference Range Per Fully Diluted Share			Merger Consideration
2025A EV/Adj. EBITDA	$1.10	$11.05	$9.25
2026E EV/Adj. EBITDA	$n.m1	$4.30

(1)	“n.m.” denotes implied per-share price of less than $0.00

Rothschild & Co also noted, for information purposes only, that the Company’s closing share price of $5.09 on February 25, 2026, the last trading day prior to the rendering of Rothschild & Co’s verbal opinion, implied a 2026E EV/Adj. EBITDA multiple of approximately 10.2x, falling outside of the corresponding illustrative range.
Selected Precedent Transactions Analysis
Rothschild & Co performed a selected precedent transactions analysis in order to derive an implied per share equity value reference range for the Company from implied transaction EV multiples in merger or acquisition transactions involving other companies that occurred since 2019 and then compared this implied per share equity value reference range with the merger consideration provided for in the merger agreement. Using publicly available information, Rothschild & Co analyzed the EV multiples in the nine selected transactions listed in the tables below involving target companies in the IoT solutions sector that in Rothschild & Co’s view, based on its professional judgment and experience, generally reflected similar characteristics to the Company’s business operations. In the tables and descriptions below, Rothschild & Co refers to “last twelve months” as “LTM”.

EV / LTM Adj. EBITDA
Date Announced	Target	Acquirer	Unsynergized	Synergized
September 2024	Fleet Complete, Inc.	Powerfleet, Inc.	18.7x	7.8x
September 2024	Inseego Corp.	Convergence Partners	6.8x
October 2023	MiX Telematics Limited	Powerfleet, Inc.	3.9x	2.1x
August 2022	Sierra Wireless, Inc.	Semtech Corporation	40.9x	17.7x
May 2021	Telit Cinterion	DBAY Advisors Limited	9.2x
April 2021	ORBCOMM Inc.	GI Partners	22.9x
April 2019	BSM Technologies Inc.	Geotab Inc.	16.2x
March 2019	Pointer Telocation Ltd.	Powerfleet, Inc.[1]	10.0x	8.0x
January 2019	TomTom Telematics	Bridgestone Corporation	12.7x
Gross Mean[2]	15.7x
Gross Median[2]	12.7x
Synergized Mean[3]	8.9x
Synergized Median[3]	7.9x

(1)	Acquisition completed under the name I.D. Systems (rebranded as Powerfleet, Inc. on October 3, 2019)
(2)	Unsynergized multiples calculated based on LTM Adj. EBITDA of target
(3)	Synergized multiples calculated based on LTM Adj. EBITDA of target plus reported synergies, if any
Based on its professional judgment and experience, Rothschild & Co deemed these transactions relevant to consider in relation to the Company and the merger. No company, business or transaction used in this analysis is identical or directly comparable to the Company or the merger. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in ﬁnancial and operating characteristics and other factors that could affect the acquisition or other values of the companies, business segments or transactions to which the Company or the merger was compared.
For purposes of this analysis, Rothschild & Co calculated the EV of each of the target companies in the selected precedent transactions based on the market and financial data of the target companies as well as the implied EV of the target company of the selected transaction as a multiple of (i) the LTM Adj. EBITDA of the target company that was publicly disclosed at the time each such selected transaction was announced, (ii) where available, the LTM Adj. EBITDA of the target company during the 12-month period ending closest to the date of announcement of the merger or acquisition for which such information was publicly available or (iii) for companies for which LTM financial information was not available, the annual Adj. EBITDA of the target company for the period closest to the date of announcement of the merger or acquisition for which such information was publicly available, which multiples Rothschild & Co refers to as “EV/LTM Adj. EBITDA.”
Based on the EV/LTM Adj. EBITDA multiples calculated for the selected transactions and on Rothschild & Co’s professional judgment, Rothschild & Co applied an illustrative range of 9.0x to 13.0x to the LTM Adj. EBITDA of the Company for the period ended December 31, 2025 of $63 million, as provided by the management of the Company and approved for Rothschild & Co’s use by the Special Committee, to reach a range of implied EVs for the Company. To calculate implied equity values, Rothschild & Co then subtracted from such implied EVs (i) the amount of the Company’s debt and (ii) the Company’s preferred equity (valued at liquidation value of 1.8x minimum return inclusive of accumulated PIK interest and value of the Penny Warrants) and added the Company’s (iii) cash and cash equivalents, each as provided and approved for Rothschild & Co’s use by the management of the Company and each as of December 31, 2025. Rothschild & Co then divided such implied equity values by the number of fully diluted outstanding shares of Company common stock, as provided and approved for Rothschild & Co’s use by the management of the Company, to reach the following implied per share equity value reference ranges for the Company, rounded to the nearest $0.05, as compared to the merger consideration:

Implied Value Reference Range Per Fully Diluted Share			Merger Consideration
EV / LTM 2025A Adj. EBITDA	$1.10	$14.35	$9.25

Discounted Cash Flow Analysis
Rothschild & Co performed a discounted cash flow (“DCF”) analysis for the Company in order to derive an implied per share equity value reference range for the Company if it were to remain an independent public company, and then compared this implied per share equity value reference range with the merger consideration provided for in the merger agreement. In this analysis, Rothschild & Co calculated a range of implied EVs for the Company by adding (i) the estimated unlevered, after-tax free cash flows that the Company was forecasted to generate for fiscal year 2026 through the end of fiscal year 2029 based on the February Projections provided by the management of the Company, discounted to present value, as of December 31, 2025, after the application of a range of illustrative discount rates, which were based on the estimated WACC for the Company and (ii) the present value, as of December 31, 2025, of the implied terminal value of the Company, after the application of a range of illustrative discount rates, which were based on the estimated WACC for the Company. Utilizing the terminal multiple methodology, Rothschild & Co estimated the terminal value of the Company by applying an illustrative range of EV / EBITDA terminal multiples of 8.0x to 10.0x, which Rothschild & Co selected using its professional judgment and experience, to the projected Adj. EBITDA included in the February Projections for the terminal period. Rothschild & Co used the mid-year discounting convention and applied a range of illustrative discount rates of 14.5% to 16.5%, based on an estimated WACC, which Rothschild & Co calculated using the traditional capital asset pricing model.
To calculate implied equity values, Rothschild & Co then subtracted from such implied EVs (i) the amount of the Company’s debt and (ii) the Company’s preferred equity (valued at liquidation value of 1.8x minimum return inclusive of accumulated PIK interest and value of the Penny Warrants) and added the Company’s (iii) cash and cash equivalents, each as of December 31, 2025 and as provided and approved for Rothschild & Co’s use by the management of the Company. Rothschild & Co then divided such implied equity values by the number of fully diluted outstanding shares of Company common stock, as provided and approved for Rothschild & Co’s use by the management of the Company, to reach the following implied per share equity value reference ranges for the Company, rounded to the nearest $0.05, as compared to the merger consideration:

Implied Value Reference Range Per Fully Diluted Share	Merger Consideration
$3.15-$11.80	$9.25

Other Factors
In rendering its opinion, for illustrative purposes only and not relied upon in reaching its conclusion, Rothschild & Co also reviewed and considered other factors, including:
•
the premia paid in selected precedent take private transactions, involving targets announced since 2017 with implied EVs greater than $250 million, excluding target businesses in financial services, real estate, energy, biotechnology and pharmaceutical sectors, noting that the first and third quartile of premia paid in these selected transactions relative to the target company’s (i) closing price one day prior to announcement of the transaction ranged from 20% to 53% and when applied to (a) the closing price of $1.17 per share of Company common stock on December 18, 2024 (the day prior to Searchlight’s 13D filing) (the “Unaffected Date”), the resulting range of implied prices was $1.40 to $1.80 per fully diluted share, rounded to the nearest $0.05, and (b) the closing price of $3.98 per share of Company common stock on November 3, 2025 (the last day prior to the public announcement of the initial Searchlight/Abry offer) (the “Pre-Offer Date”), the resulting range of implied prices was $4.80 to $6.10 per fully diluted share, rounded to the nearest $0.05, and (ii) closing price 30 days prior to announcement of the transaction ranged from 22% to 56% and when applied to (a) the closing price of $1.97 per share of Company common stock on the date 30 days prior to the Unaffected Date, the resulting range of implied prices was $2.40 to $3.05 per fully diluted share, rounded to the nearest $0.05, and (b) the closing price of $2.57 per share of Company common stock on the date 30 days prior to the Pre-Offer Date, the resulting range of implied prices was $3.15 to $4.00 per fully diluted share, rounded to the nearest $0.05;
•	historical closing prices of Company common stock, noting, as a reference point, that the closing price of shares ranged from $2.00 to $5.29 in the 52-week period preceding February 25, 2026;
•
based on information Rothschild & Co obtained from FactSet and from Wall Street equity research reports, four selected equity analyst per share target prices for Company common stock as of the Unaffected Date, noting that the range of these target prices was $1.50 to $12.00; and

•
based on information Rothschild & Co obtained from FactSet and from Wall Street equity research reports, two selected equity analyst per share target prices for Company common stock as of February 25, 2026, each of which was $5.00.

The valuation and ﬁnancial analyses set out above are not a comprehensive description of all analyses and examinations actually conducted by Rothschild & Co in connection with its opinion and are qualiﬁed in their entirety by reference to the full text of the written opinion of Rothschild & Co attached herein as Annex I to this proxy statement.
Preliminary Presentations
In addition to the presentation made to the Special Committee on February 26, 2026, the date on which Rothschild & Co delivered its oral opinion, as described above, Rothschild & Co made other presentations to the Special Committee on April 9, 2025, July 29, 2025, September 30, 2025, October 19, 2025, November 4, 2025, November 14, 2025, December 15, 2025, January 2, 2026, February 11, 2026 and February 22, 2026 which are referred to as the “preliminary Rothschild & Co presentations.” Copies of the preliminary Rothschild & Co presentations provided to the Special Committee by Rothschild & Co have been attached as exhibits to the Schedule 13E-3. These written presentations and the written opinion will be available for any interested holder of shares of Company common stock to inspect and copy at the Company’s executive offices during regular business hours. None of the various preliminary Rothschild & Co presentations, alone or together, constitutes, or forms the basis of, an opinion of Rothschild & Co with respect to the merger consideration. Information contained in the various preliminary Rothschild & Co presentations is substantially similar to the information provided in Rothschild & Co’s presentation to the Special Committee on February 26, 2026, as described above. A summary of the preliminary Rothschild & Co presentations is provided below. The following summary, however, does not purport to be a complete description of the written preliminary Rothschild & Co presentations or of the preliminary financial analyses performed by Rothschild & Co.
The April 9, 2025 materials included (a) the Company’s historical trading performance, (b) the Company’s implied valuation at various illustrative share prices, (c) a preliminary review of potential alternatives the Special Committee could consider, (d) an illustrative action plan for an immediate sale process, (e) a preliminary review of potential strategic and financial buyers, (f) an illustrative analysis of sponsor investment requirements, (g) a preliminary premia paid analyses similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Other Factors,” (h) an overview of the Company’s capital structure and (i) an overview of the shareholder base of the Company.
The July 29, 2025 materials included:
(a)	a situation update;
(b)	the Company’s historical trading performance;
(c)	an illustrative analysis at various prices and implied multiples;
(d)	an overview of an early version of the business plan prepared by Company management;
(e)(i)	a preliminary discounted cash flow analysis similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Discounted Cash Flow Analysis”;
(e)(ii)	a preliminary selected public company analysis similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Selected Public Company Analysis”;

(e)(iii)	a preliminary selected precedent transactions analysis similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Selected Precedent Transactions Analysis”;
(e)(iv)	a preliminary premia paid analyses similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Other Factors”;
(f)
an analysis, prepared upon the instruction of the Special Committee, which reflected the preliminary DCF’s sensitivity to various inputs to the financial projections comprising the Company’s management’s business plan;

(g)
other non-core analyses prepared for the Special Committee’s reference only, at the direction of the Special Committee, including an illustrative present value of future share price analysis and an analysis of the illustrative present value of future share price sensitivity to various inputs to the financial projections comprising the Company’s management’s business plan;

(h)	an analysis of the Company’s historical trading volume;
(i)	an overview of the Company’s capital structure; and
(j)	an overview of the shareholder base of the Company.
The September 30, 2025, October 19, 2025 and November 4, 2025 materials included (a) updates to the business plan prepared by Company management and (b) an illustrative analysis at various prices and implied multiples.
The November 14, 2025 materials included:
(a)	the Company’s historical trading performance;
(b)	an illustrative analysis at various prices and implied multiples;
(c)	an overview of the updated business plan prepared by the Company’s management and approved by the Special Committee for Rothschild & Co’s use in its analyses;
(d)(i)	a preliminary discounted cash flow analysis similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Discounted Cash Flow Analysis”;
(d)(ii)	a preliminary selected public company analysis similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Selected Public Company Analysis”;
(d)(iii)	a preliminary selected precedent transactions analysis similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Selected Precedent Transactions Analysis”;
(d)(iv)	preliminary premia paid analyses similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Other Factors”;
(e)
an analysis, prepared upon the instruction of the Special Committee, which reflected the preliminary DCF’s sensitivity to various inputs to the financial projections comprising the Company’s management’s business plan;

(f)
other non-core analyses prepared for the Special Committee’s reference only, at the direction of the Special Committee, including an illustrative present value of future share price analysis and an analysis of the illustrative present value of future share price sensitivity to various inputs to the financial projections comprising the Company’s management’s business plan;

(g)	an analysis of the Company’s historical trading volume;
(h)	an overview of the Company’s capital structure; and
(i)	an overview of the shareholder base of the Company.
The December 15, 2025 materials included:
(a)	the Company’s historical trading performance;
(b)	an illustrative analysis at various prices and implied multiples;

(c)	an overview of the updated business plan prepared by the Company’s management and approved by the Special Committee for Rothschild & Co’s use in its analyses;
(d)(i)	a preliminary discounted cash flow analysis similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Discounted Cash Flow Analysis”;
(d)(ii)	a preliminary selected public company analysis similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Selected Public Company Analysis”;
(d)(iii)	a preliminary selected precedent transactions analysis similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Selected Precedent Transactions Analysis”;
(d)(iv)	preliminary premia paid analyses similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Other Factors”;
(e)
an analysis, prepared upon the instruction of the Special Committee, which reflected the preliminary DCF’s sensitivity to various inputs to the financial projections comprising the Company’s management’s business plan;

(f)
other non-core analyses prepared for the Special Committee’s reference only, at the direction of the Special Committee, including an illustrative present value of future share price analysis and an analysis of the illustrative present value of future share price sensitivity to various inputs to the financial projections comprising the Company’s management’s business plan;

(g)	an illustrative assessment of transaction economics;
(h)	an overview of the Company’s capital structure; and
(i)	an overview of the shareholder base of the Company.
The January 2, 2026 materials included:
(a)	an illustrative analysis at various prices and implied multiples;
(b)(1)	a preliminary discounted cash flow analysis similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Discounted Cash Flow Analysis”;
(b)(2)	a preliminary selected public company analysis similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Selected Public Company Analysis”;
(b)(3)	a preliminary selected precedent transactions analysis similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Selected Precedent Transactions Analysis”; and
(c)	an illustrative assessment of transaction economics.
The February 11, 2026 materials included:
(a)	a situation update
(b)	an overview of the revised Searchlight/Abry offer
(c)	an overview of the updated business plan prepared by the Company’s management and approved by the Special Committee for Rothschild & Co’s use in its analyses;
(d)(i)	a preliminary selected public company analysis similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Selected Public Company Analysis”;
(d)(ii)	a preliminary selected precedent transactions analysis similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc.— Selected Precedent Transactions Analysis”;
(d)(iii)	a preliminary discounted cash flow analysis similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Discounted Cash Flow Analysis”;
(d)(iv)	preliminary premia paid analyses similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Other Factors”;

(d)(v)	a preliminary analysis of selected equity analyst per share price targets similar to that described above in the section entitled “Opinion of Rothschild & Co US Inc. — Other Factors”; and
(e)	detail on the Company’s WACC.
The February 22, 2026 materials included an updated version of the February 11, 2026 materials reflecting an updated share count and price refresh.
Each of the analyses performed and included in these preliminary Rothschild & Co presentations was subject to further updating and subject to the final analyses presented to the Special Committee on February 26, 2026 by Rothschild & Co. These analyses were completed based on financial information provided by the Company’s management as well as financial projections prepared by the Company’s management and approved for Rothschild & Co’s use at the time by the Special Committee that were current as of the dates on which Rothschild & Co performed such analyses. Such information and projections were subject to change and were subsequently refined from meeting to meeting. Additionally, each of these analyses was necessarily based on financial, economic, monetary, market, regulatory and other conditions and circumstances as they existed and as could be evaluated by Rothschild & Co as of the dates on which Rothschild & Co performed such analyses. Accordingly, the results of the financial analyses may have differed due to changes in those conditions and other information, and not all of the written and oral presentations contained all of the financial analyses included in the February 26, 2026 presentation.
Miscellaneous
The preparation of a fairness opinion is a complex process and involves various judgments and determinations as to the most appropriate and relevant valuation and financial analyses and the application of those methods to the particular circumstances involved, and therefore a fairness opinion necessarily is not susceptible to partial analysis or summary description. Rothschild & Co believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses and of the factors considered, without considering all of the described analyses and factors, would create an incomplete view of the process underlying Rothschild & Co’s analyses and opinion. In arriving at its fairness determination, Rothschild & Co considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered. Rather, Rothschild & Co made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the analyses described above as a comparison is directly comparable to the Company or the merger.
In performing its analyses, Rothschild & Co made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. Rothschild & Co’s analyses were based in part on the February Projections and other third party research analyst estimates, which are not necessarily indicative of actual values or actual future results and which may be significantly more or less favorable than those suggested by Rothschild & Co’s analyses. These analyses were prepared solely as part of the analysis performed by Rothschild & Co with respect to the fairness, from a financial point of view, to the Disinterested Stockholders of the merger consideration payable to the holders of shares of Company common stock (other than shares of Company common stock (i) held by the Rollover Stockholders that are contributed to Parent pursuant to the Rollover Agreements or any Additional Rollover Agreements immediately prior to the Effective Time and (ii) that are Excluded Shares) in the merger pursuant to the merger agreement, and were provided to the Special Committee in connection with the delivery of Rothschild & Co’s opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at any time in the future.
As described above, Rothschild & Co’s opinion, together with the financial analyses performed by Rothschild & Co in connection with its opinion and reviewed by the Special Committee, were among the many factors that the Special Committee took into consideration in making the recommendation of the Special Committee described in the section entitled “Special Factors — Reasons for the Merger” beginning on page 34. Rothschild & Co was not requested to, and did not, recommend any specific amount of consideration to the Special Committee or that any specific amount of consideration constituted the only appropriate consideration in the merger. The amount and type of consideration payable in the merger was determined through arm’s-length negotiations between the Special Committee, on the one hand, and Parent, on the other hand. Consequently, Rothschild & Co’s opinion should not be viewed as determinative of the views of the Special Committee, the Board or the management of the Company with respect to the merger consideration or the merger, including whether the Special Committee would have been willing to determine that a different merger consideration was fair.

Rothschild & Co is acting as financial advisor to the Special Committee with respect to the merger and will receive an aggregate fee of $5.0 million from the Company for its services, $500,000 of which was paid as a retainer fee in two equal installments of $250,000, $1.5 million of which became payable upon delivery of Rothschild & Co’s opinion and $3.0 million of which is contingent upon the consummation of the merger. The Company has also agreed to reimburse Rothschild & Co for certain expenses and to indemnify Rothschild & Co against certain liabilities arising out of its engagement.
In the ordinary course of their asset management, merchant banking and other business activities, Rothschild & Co’s affiliates in the future may trade in the securities of the Company, Parent, Abry, an affiliate of Parent and affiliates of which are stockholders of the Company, Searchlight, an affiliate of Parent and affiliates of which are stockholders of the Company, and any of their respective affiliates, for their own accounts or for the accounts of their affiliates and customers, and in the future may at any time hold a long or short position in such securities. During the two-year period ending on February 26, 2026, Rothschild & Co did not provide financial advisory services to the Company, Parent, Abry, or any of their respective affiliates other than, (a) in the case of the Company, Rothschild & Co’s financial advisory services to the Special Committee in connection with the evaluation of the potential sale, merger or other business/strategic combination involving the Company, including, without limitation, with respect to the merger contemplated by the merger agreement and (b) in the case of Parent, Rothschild & Co’s financial advisory services to Searchlight and/or its affiliates and portfolio companies, as further described below. During the two-year period ending on February 26, 2026, Rothschild & Co and its affiliates have provided, and as of February 26, 2026, Rothschild & Co and its affiliates are currently providing, certain financial advisory services to Searchlight and/or its affiliates and portfolio companies with respect to mergers and acquisitions, debt advisory and other investment banking matters that, to Rothschild & Co’s knowledge, are unrelated to the merger, for which Rothschild & Co and its affiliates have received aggregate fees for their services in the range of approximately $5.5 million to $6.0 million and expect to receive customary compensation in connection with such services which, considered in the aggregate and assuming all the transactions are actually completed, are expected by Rothschild & Co to be less than the aggregate fee of $5.0 million for financial advisory services that Rothschild & Co expects to receive from the Company in connection with the merger. Rothschild & Co and its affiliates are engaged in a wide range of financial advisory and investment banking activities. Rothschild & Co and its affiliates may in the future provide financial services to the Company, Parent, Abry, Searchlight and/or their respective affiliates in the ordinary course of their businesses from time to time and may receive fees for the rendering of such services.
Rothschild & Co’s opinion was given and speaks only as of its date. Subsequent developments may affect Rothschild & Co’s opinion and the assumptions used in preparing it, and Rothschild & Co does not have any obligation to update, revise, or reaffirm its opinion. Rothschild & Co’s opinion was approved by the Global Advisory Commitment Committee of Rothschild & Co.
TD Cowen Preliminary and Illustrative Discussion Materials Provided to or on Behalf of Searchlight and Abry
Searchlight and Abry engaged TD Cowen to provide certain financial advisory services in connection with the Potential Transaction. In connection with TD Cowen’s engagement, TD Cowen provided, for informational and illustrative purposes, certain preliminary discussion materials to or on behalf of representatives of Searchlight and Abry, including preliminary discussion materials in August 2025, September 2025 and October 2025, prior to delivery to the Company of Searchlight’s and Abry’s initial joint proposal for the Potential Transaction (collectively, the “Initial Discussion Materials”), and additional preliminary discussion materials in November 2025, December 2025 and January 2026, after delivery to the Company of Searchlight’s and Abry’s initial joint proposal for the Potential Transaction and prior to delivery to the Company of Searchlight’s and Abry’s revised joint proposal for the Potential Transaction (collectively, the “Additional Discussion Materials” and, together with the Initial Discussion Materials, the “Discussion Materials”).
The Discussion Materials are included as exhibits to the Transaction Statement on Schedule 13E-3 of which this proxy statement forms a part and are incorporated herein by reference. The description of the Discussion Materials set forth below is qualified in its entirety by reference to the full text of such Discussion Materials. The Discussion Materials were provided for the information and benefit of Searchlight and Abry in connection with the Potential Transaction. TD Cowen was not requested to, and it did not, among other things, provide to Searchlight, Abry or any other person (i) any opinion (whether as to the fairness of any consideration, including, without limitation, the merger consideration, from a financial point of view or otherwise) or (ii) any recommendation as to how to vote or act on any matters relating to the Potential Transaction or otherwise.

TD Cowen did not address the underlying business decision of any party to the Potential Transaction to effect or enter into the Potential Transaction, the relative merits of the Potential Transaction as compared to any alternative business strategies that might exist for any such party or the effect of any other transaction which any such party might engage in or consider. The Discussion Materials were not intended to and do not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matters relating to the Potential Transaction or otherwise. The Discussion Materials were preliminary and informational, were not based on financial forecasts or other information or data as of a date proximate to the execution of the merger agreement and are not reflective of certain procedures typically applicable to materials or presentations in connection with delivering an opinion.
While the Discussion Materials include certain financial considerations and observations (as described below), Searchlight and Abry believe that those considerations and observations were preliminary and illustrative only and did not take into account all relevant factors; therefore, Searchlight and Abry did not rely on the Discussion Materials in negotiating the consideration payable in, or other terms of, the Potential Transaction or in deciding whether to enter into the merger agreement or related transactions. The Discussion Materials nevertheless have been provided and summarized to address certain regulations governing Rule 13e-3 transactions.
In preparing the Discussion Materials, TD Cowen reviewed and considered, among other things, certain publicly available and other business and financial information concerning the Company, Searchlight and Abry and other factors TD Cowen deemed appropriate. TD Cowen assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and did not undertake any responsibility for the accuracy, completeness or reasonableness, or independent verification, of any such information. TD Cowen also assumed, with respect to financial forecasts, estimates and other data and information provided to or otherwise obtained by TD Cowen, that such financial forecasts, estimates and other data and information were reasonably prepared on bases reflecting the best currently available estimates and judgments of the preparer thereof as to, and were an appropriate basis upon which to evaluate, the matters covered thereby. TD Cowen expressed no view as to any such financial forecasts, estimates and other data and information or the assumptions on which they were based. In addition, no representation or warranty, express or implied, was made by TD Cowen in relation to the accuracy or completeness of the information presented in the Discussion Materials or as to the suitability of the Discussion Materials (or any information contained therein) for any particular purpose. TD Cowen did not make or obtain any independent evaluations, valuations or appraisals of any assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of the Company or any other entity, nor did TD Cowen conduct or assume any obligation to conduct any physical inspection of the properties or facilities of the Company or any other entity. TD Cowen also did not evaluate the solvency or fair value of the Company or any other entity under any state, federal or foreign laws relating to bankruptcy, insolvency or similar matters. In addition, TD Cowen did not undertake an independent evaluation of any actual or potential litigation, settlements, governmental or regulatory proceedings or investigations, possible unasserted claims or other contingent liabilities to which the Company or any other entity may be a party or subject. Except for limited observations reflected in the Discussion Materials, TD Cowen expressed no view as to any term, aspect or implication of the merger. The Discussion Materials did not address the value of Company common stock or the Company taken as a whole or the prices at which Company common stock or other securities of the Company may trade or otherwise be transferable at any time, including following announcement or consummation of the Potential Transaction or any other transaction. TD Cowen did not express any view with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, as to accounting, tax or other consequences resulting from the Potential Transaction or otherwise or changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting the Company, its business or any other entity or business or the Potential Transaction, and TD Cowen relied upon the assessments of Searchlight and Abry as to such matters.
The preliminary financial considerations and other information in the Discussion Materials were necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and information made available to TD Cowen as of, the date of such Discussion Materials, including assumptions concerning general business, economic and capital markets conditions and industry-specific and company-specific factors as in effect on, and information made available to, TD Cowen as of the date of such Discussion Materials, many of which are beyond the control of the Company, Searchlight, Abry and TD Cowen. In particular, financial forecasts and other information and data utilized in certain Discussion Materials were limited in nature, reflective of information proximate to the dates of the Discussion Materials and subsequently superseded by updated information not available as of, and not reflected in, such Discussion Materials. Additionally, the industry in which the Company operates and the business and securities of the Company have experienced and may continue to experience volatility and disruptions, and TD Cowen expressed no view as to any potential effects of such volatility on the Company or the Potential Transaction. Although subsequent developments may affect the information included in the Discussion Materials, TD Cowen has no obligation to update, revise or reaffirm the Discussion Materials or information contained therein based on circumstances, developments or events occurring after the date of such Discussion Materials.
The information included in the Discussion Materials is inherently subject to uncertainty, and neither TD Cowen nor any other person assumes responsibility if future results differ from those indicated. With respect to certain financial considerations and other information included in the Discussion Materials: (i) such financial considerations and other information, particularly those based on estimates and projections and related assumptions, are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than indicated; (ii) none of the companies reviewed by TD Cowen are identical or directly comparable to the Company, nor was such review entirely mathematical; rather, such review involved complex considerations and judgments concerning differences in historical and projected financial and operating characteristics and other factors that could affect the public trading or other values of the companies reviewed or the results observed; and (iii) the estimates or results used in or derived from a financial review of a company or its businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities may actually be sold or acquired and are not necessarily indicative of actual values or predictive of future results or values; accordingly, the estimates used and results reflected in the Discussion Materials are inherently subject to substantial uncertainty.
TD Cowen was not requested to, and it did not, recommend or determine the consideration payable in the Potential Transaction. The type and amount of consideration payable in the Potential Transaction were determined through negotiations among the Searchlight Persons and the Abry Entities, on the one hand, and the Company, the Special Committee and the Board (other than the Searchlight directors and the Abry directors), on the other hand, and the decision to enter into the merger agreement was that of the parties to the merger agreement. The Discussion Materials were viewed by Searchlight and Abry as having limited relevance and were not relied on by the Searchlight Persons or the Abry Entities in arriving at the decision to enter into the merger agreement or the transactions contemplated thereby, and the Discussion Materials had no influence on the Searchlight Persons’ or the Abry Entities’ analysis or negotiation of the consideration payable in connection with the merger agreement or the transactions contemplated thereby or otherwise.
The summary set forth below does not purport to be a complete description of TD Cowen’s financial review or observations or the underlying assumptions made, procedures followed, matters considered and limitations and qualifications with respect to the matters contained in the Discussion Materials. In general, the preparation of financial information and data as contained in the Discussion Materials is a complex analytical process involving various determinations as to the most appropriate and relevant methods of a financial evaluation and the application of those methods to the particular circumstances and, therefore, such financial information and data are not readily susceptible to summary description. Future results may be different from those described and such differences may be material.
Summary of TD Cowen Preliminary and Illustrative Discussion Materials Prepared for or on behalf of Searchlight Capital and Abry.
Initial Discussion Materials
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August 2025 Materials. August 2025 materials included, among other things, based on or derived from publicly available and/or financial and other information and data provided by or on behalf of Searchlight and/or Abry:

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an illustrative transaction overview, including sources and uses of funds for the Potential Transaction assuming an acquisition price for the Company of $4.00 per share and certain related assumptions, pro forma ownership overview and balance sheet information, an illustrative overview of implied premiums, assuming acquisition prices for the Company of $3.50 per share to $5.50 per share relative to share prices and/or volume weighted average prices of Company common stock over various periods ranging from $2.40 per share to $3.22 per share, of approximately 8.7% to 140.6% and, under the same acquisition price assumptions, an illustrative overview of implied transaction multiples, which indicated implied calendar year 2025 estimated revenue and calendar year 2025 estimated adjusted EBITDA multiples for the Company of 1.9x to 2.0x and 8.7x to 9.3x, respectively, and calendar year 2026 estimated revenue and implied calendar year 2026 estimated EBITDA multiples for the Company of 1.8x to 1.9x and 7.9x to 8.5x, respectively.
•
an illustrative overview of the potential impact of the minimum multiple of invested capital (“MOIC”) requirement resulting from the Company’s outstanding preferred stock on the Company’s implied enterprise and equity values.

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an illustrative overview of certain trading metrics as of August 8, 2025 of six selected public companies, Itron Inc., Alarm.com Holdings, Inc., RingCentral Inc., Digi International Inc., Bandwidth Inc. and 8x8, Inc., in the IoT and communications industries, which indicated implied calendar year 2025 estimated revenue and calendar year 2026 estimated revenue multiples of the selected companies of 0.8x to 2.8x (with a mean of 1.9x and a median of 2.0x) and 0.8x to 2.8x (with a mean of 1.8x and a median of 1.9x), respectively, and implied calendar year 2025 estimated adjusted EBITDA and calendar year 2026 estimated adjusted EBITDA multiples of the selected companies of 6.0x to 16.1x (with a mean of 10.6x and a median of 10.3x) and 5.5x to 14.6x (with a mean of 9.6x and a median of 9.1x), respectively, as compared to implied calendar year 2025 and calendar year 2026 estimated revenue multiples of the Company of 1.8x and 1.7x, respectively, and implied calendar year 2025 and calendar year 2026 estimated adjusted EBITDA multiples of the Company of 8.1x and 7.4x, respectively.

•
an illustrative overview of implied change-of-control premiums in 190 selected transactions with transaction values of $100 million to $5 billion announced during the period January 1, 2015 to August 10, 2025 involving target companies in the U.S. technology industry, which indicated implied 25th percentile to 75th percentile one-day premiums prior to the applicable announcement dates of such transactions of approximately 18.7% to 48.2% (with a mean of 38.3% and a median of 32.0%) and implied 25th percentile to 75th percentile 30-day premiums prior to the applicable announcement dates of such transactions of approximately 25.9% to 54.0% (with a mean of 42.5% and a median of 38.6%), noting that, in a majority of such transactions, implied one-day and 30-day premiums were approximately 30% to 40%.

•
an illustrative overview of implied transaction metrics assuming an implied calendar year 2025 estimated adjusted EBITDA acquisition multiple for the Company of 8.5x to 9.5x, which indicated implied acquisition prices for the Company of $3.01 per share to $6.27 per share, implied premiums, based on share prices of Company common stock over various periods of $2.40 per share to $3.22 per share, of approximately (6.6)% to 174.2%, and implied calendar year 2026 estimated revenue and calendar year 2026 estimated adjusted EBITDA multiples for the Company of 1.8x to 2.0x and 7.8x to 8.7x, respectively.

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September 2025 Materials. September 2025 materials included, among other things, based on or derived from publicly available information and/or financial and other information and data provided by or on behalf of Company management, Searchlight and/or Abry:

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an illustrative transaction overview, including sources and uses for the Potential Transaction assuming an acquisition price for the Company of $4.00 per share and certain related assumptions, pro forma ownership overview, and overview of Company management forecasts received on September 4, 2025, sensitized forecasts for the Company reflecting more moderate growth relative to the Company management forecasts for calendar years 2026 through 2029 and certain historical data of the Company for calendar years 2022 through 2024 and public company costs.

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an illustrative overview of MOIC multiples and rates of return, based both on Company management forecasts and sensitized forecasts, assuming acquisition prices for the Company of $3.00 per share to $6.00 per share (implying calendar year 2025 estimated adjusted EBITDA acquisition multiples of 8.5x to 9.4x) and assuming calendar year 2029 estimated adjusted EBITDA exit multiples of 9.0x to 13.0x, which indicated implied MOIC multiples of 3.3x to 11.5x and corresponding rates of return of 34.9% to 84.2% (based on Company management forecasts) and implied MOIC multiples of 1.6x to 7.2x and corresponding rates of return of 11.6% to 63.6% (based on sensitized forecasts).

•
an illustrative overview of implied premiums, assuming acquisition prices for the Company of $3.00 per share to $5.00 per share relative to share prices and/or volume weighted average prices of Company common stock over various periods ranging from $2.26 per share to $3.22 per share, of approximately (6.8)% to 121.4% and, under the same acquisition price assumptions, an illustrative overview of implied transaction multiples, which indicated implied calendar year 2025 estimated revenue and calendar year 2025 estimated adjusted EBITDA multiples for the Company of 1.8x to 2.0x and 8.5x to 9.1x, respectively, and implied calendar year 2026 estimated revenue and calendar year 2026 estimated adjusted EBITDA multiples for the Company of 1.8x to 1.9x and 8.3x to 8.9x, respectively.

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an updated illustrative overview of trading metrics as of September 8, 2025 of the six selected companies included in the August 2025 materials, which indicated calendar year 2025 and calendar year 2026 estimated revenue multiples for such selected companies of 0.8x to 3.0x (with a mean and median of 2.0x) and 0.8x to 2.8x (with a mean and median of 1.9x), respectively, and calendar year 2025 and calendar year 2026 estimated adjusted EBITDA multiples for such selected companies of 6.5x to 15.4x (with a mean and median of 11.0x) and 6.0x to 14.0x (with a mean of 9.8x and a median of 9.3x), respectively.

•	the illustrative implied premiums overview as previously included in the August 2025 materials.
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an updated illustrative overview of MOIC multiples and rates of returns for Abry since its initial investment in the Company, both including and excluding Abry senior equity (“ASE”) shares, based on Company management forecasts and sensitized forecasts for the Company, assuming acquisition prices for the Company of $3.00 per share to $6.00 per share (implying calendar year 2025 estimated adjusted EBITDA acquisition multiples for the Company of 8.5x to 9.4x) and assuming calendar year 2029 estimated adjusted EBITDA exit multiples of 9.0x to 15.0x, which indicated, based on Company management forecasts, implied MOIC multiples of 1.1x to 2.8x (including ASE shares) and 1.1x to 2.7x (excluding ASE shares) and corresponding rates of return of 0.7% to 7.5% (including ASE shares) and 0.4% to 7.3% (excluding ASE shares) and, based on sensitized forecasts, implied MOIC multiples of 0.5x to 1.8x (both including and excluding ASE shares) and corresponding rates of return of (5.2)% to 4.4%, (including ASE shares) and (5.4%) to 4.1% (excluding ASE shares), and an overview of Abry’s investment amounts in the Company from the period September 12, 2014 through December 21, 2018.

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October 2025 Materials. October 2025 materials included, among other things, based on or derived from publicly available information and/or financial and other information and data provided by or on behalf of Company management, Searchlight and/or Abry:

•
an updated illustrative overview of MOIC multiples and rates of returns for Abry since its initial investment in the Company, based both on financial forecasts for the Company as prepared by or on behalf of Searchlight and Abry and provided to lenders in connection with the Potential Transaction and sensitized forecasts for the Company, assuming acquisition prices for the Company of $4.00 per share to $7.00 per share (implying calendar year 2025 estimated adjusted EBITDA acquisition multiples of 8.8x to 9.7x) and assuming calendar year 2029 estimated adjusted EBITDA exit multiples of 9.0x to 15.0x, which indicated implied MOIC multiples of 0.9x to 2.2x corresponding rates of return of (0.9)% to 5.9% (based on the lender forecasts) and implied MOIC multiples of 0.5x to 1.6x and corresponding rates of return of (5.0)% to 3.5% (based on the sensitized forecasts).

•
an illustrative overview of implied equity contributions of Abry and Searchlight, assuming acquisition prices for the Company of $5.00 per share to $10.00 per share, to achieve parity ownership upon consummation of the Potential Transaction.

•
an investor presentation, prepared by Searchlight and Abry with TD Cowen’s assistance in connection with a refinancing of the Company’s existing indebtedness in connection with the Potential Transaction, which included a business overview of the Company, an overview of the Company’s value creation and transformation over the period 2023 through 2025, including the Company’s transformation to a pure-play IoT company, revamped leadership team, restructuring and costs rationalization program, reduction in future non-recurring expenses, certain investment highlights and a financial overview of the Company.

Additional Discussion Materials.
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November 2025 Materials. November 2025 materials included, among other things, based on or derived from publicly available information and/or, in the case of the Company, financial and other information and data provided by or on behalf of the Company, an illustrative overview of certain trading metrics as of November 17, 2025 of seven selected public companies, NICE Ltd., RingCentral, Inc., Five9, Inc., PowerFleet, Inc., Ribbon Communications, Inc., Bandwidth Inc. and 8x8, Inc. in the IoT and communications industries, which indicated implied calendar year 2025 and calendar year 2026 estimated revenue multiples of such selected companies of 0.7x to 2.7x (with a mean of 1.4x and a median of 1.3x) and 0.7x to 2.5x (with a mean of 1.3x and a median of 1.2x), respectively, and calendar year 2025 and calendar year 2026 estimated adjusted EBITDA multiples of such selected companies of 5.5x to 9.1x (with a mean of 6.8x and a median of 6.7x) and 5.1x to 7.9x (with a mean of 6.0x and a median of 5.6x), respectively, as compared to implied calendar year 2025 and calendar year 2026 estimated revenue multiples of the Company of 2.0x and 1.9x, respectively, and implied calendar year 2025 and calendar year 2026 estimated adjusted EBITDA multiples of the Company of 9.1x and 9.1x, respectively (based on the Company’s closing stock price on November 17, 2025 of $4.13 per share), implied calendar year 2025 and calendar year 2026 estimated revenue multiples of the Company of 1.8x and 1.7x, respectively, and implied calendar year 2025 and calendar year 2026 estimated adjusted EBITDA multiples of the Company of 8.2x and 8.1x, respectively (based on the Company’s unaffected stock price on December 18, 2024 of $1.17 per share), and implied calendar year 2025 and calendar year 2026 estimated revenue and implied calendar year 2025 and calendar year 2026 estimated adjusted EBITDA multiples for the Company of 2.0x to 2.2x, 2.0x to 2.1x, 9.4x to 10.0x and 9.3x to 10.0x, respectively (based on illustrative acquisition prices for the Company of $5.00 per share to $7.00 per share).

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December 2025 Materials. December 2025 materials included, among other things, based on or derived from publicly available information and/or financial and other information and data provided by or on behalf of Searchlight and/or Abry:

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an updated illustrative transaction overview, including sources and uses of funds for the Potential Transaction assuming an acquisition price for the Company of $7.00 per share and certain related assumptions, pro forma ownership overview, and illustrative overview of MOIC multiples and rates of returns, based on financial forecasts for the Company as prepared by or on behalf of Searchlight and Abry and provided to lenders in connection with the Potential Transaction, assuming acquisition prices for the Company of $6.00 per share to $10.00 per share (implying calendar year 2026 estimated adjusted EBITDA acquisition multiples of 8.7x to 9.8x) and assuming calendar year 2029 estimated adjusted EBITDA exit multiples of 9.0x to 13.0x, which indicated implied MOIC multiples of 2.1x to 6.7x and corresponding rates of return of 29.8% to 99.6%.

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an updated illustrative overview of implied premiums, assuming acquisition prices for the Company of $6.00 per share to $10.00 per share relative to share prices and/or volume weighted average prices of Company common stock over various periods ranging from $2.65 per share to $4.60 per share, of approximately 30.4% to 277.0% and, under the same acquisition price assumptions, an updated illustrative overview of implied transactions multiples, which indicated implied calendar year 2025 estimated revenue and calendar year 2025 estimated adjusted EBITDA multiples for the Company of 2.1x to 2.3x and 9.1x to 10.3x, respectively, and calendar year 2026 estimated revenue and calendar year 2026 estimated adjusted EBITDA multiples for the Company of 2.0x to 2.2x and 8.4x to 9.5x, respectively.

•
an updated illustrative overview of certain trading metrics as of December 15, 2025 of the seven selected companies included in the November 2025 materials, which indicated implied calendar year 2025 and calendar year 2026 estimated revenue multiples for such selected companies of 0.7x to 2.2x (with a mean of 1.4x and a median of 1.5x) and 0.7x to 2.0x (with a mean and median of 1.3x), respectively, and calendar year 2025 and calendar year 2026 estimated adjusted EBITDA multiples for such selected companies of 5.9x to 10.1x (with a mean of 6.9x and a median of 6.4x) and 5.4x to 7.9x (with a mean of 6.0x and a median of 5.6x), respectively, as compared to implied calendar year 2025 and calendar 2026 estimated revenue multiples of the Company of 2.0x and 1.9x, respectively, and implied calendar year 2025 and calendar year 2026 estimated adjusted EBITDA multiples of the Company of 8.6x and 8.0x, respectively (based on the Company’s closing stock price on

December 15, 2025 of $4.53 per share), implied calendar year 2025 and calendar year 2026 estimated revenue multiples of the Company of 1.7x and 1.6x, respectively, and implied calendar year 2025 and calendar year 2026 estimated adjusted EBITDA multiples of the Company of 7.6x and 7.0x, respectively (based on the Company’s unaffected stock price on December 18, 2024 of $1.17 per share), and implied calendar year 2025 and calendar year 2026 estimated revenue and calendar year 2025 and calendar year 2026 estimated adjusted EBITDA multiples for the Company of 2.1x to 2.3x, 2.0x to 2.2x, 9.1x to 10.3x and 8.4x to 9.5x, respectively (based on illustrative acquisition prices for the Company of $6.00 per share to $10.00 per share).
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January 2026 Materials. January 2026 materials included, among other things, based on or derived from publicly available information and/or financial and other information and data provided by or on behalf of Searchlight and/or Abry:

•
an updated illustrative transaction overview, including sources and uses of funds for the Potential Transaction assuming an acquisition price for the Company of $9.25 per share and certain related assumptions, pro forma ownership overview, and illustrative overview of MOIC multiples and rates of returns, based on financial forecasts for the Company provided to lenders in connection with the Potential Transaction, assuming acquisition prices for the Company of $6.00 per share to $11.00 per share (implying calendar year 2026 estimated adjusted EBITDA acquisition multiples of 8.7x to 10.1x) and assuming calendar year 2029 estimated adjusted EBITDA exit multiples of 9.0x to 13.0x, which indicated implied MOIC multiples of 1.9x to 6.7x and corresponding rates of return of 25.4% to 99.6%.

•
an updated illustrative overview of implied premiums, assuming acquisition prices for the Company of $6.00 per share to $10.00 per share relative to share prices and/or volume weighted average prices of Company common stock over various periods of $2.77 per share to $4.60 per share, of approximately 30.4% to 261.4% and, under the same acquisition price assumptions, an updated illustrative overview of implied transaction multiples, which indicated implied calendar year 2025 estimated revenue and calendar year 2025 estimated adjusted EBITDA multiples for the Company of 2.1x to 2.3x and 9.1x to 10.3x, respectively, and implied calendar year 2026 estimated revenue and calendar year 2026 estimated adjusted EBITDA multiples for the Company of 2.0x to 2.2x and 8.4x to 9.5x, respectively.

•
an updated illustrative overview of certain trading metrics as of January 2, 2026 of the seven selected companies included in the November 2025 and December 2025 materials, which indicated implied calendar year 2025 and calendar year 2026 estimated revenue multiples for such selected companies of 0.7x to 2.2x (with a mean of 1.4x and a median of 1.3x) and 0.7x to 2.1x (with a mean of 1.3x and a median of 1.2x), respectively, and calendar year 2025 and calendar year 2026 estimated adjusted EBITDA multiples for such selected companies of 5.6x to 10.2x (with a mean of 6.8x and a median of 6.4x) and 5.1x to 8.0x (with a mean of 5.9x and a median of 5.6x), respectively, as compared to implied calendar year 2025 and calendar 2026 estimated revenue multiples of the Company of 2.0x and 1.9x, respectively, and implied calendar year 2025 and calendar year 2026 estimated adjusted EBITDA multiples of the Company of 8.6x and 7.9x, respectively (based on the Company’s closing stock price on January 2, 2026 of $4.45 per share), implied calendar year 2025 and calendar year 2026 estimated revenue multiples of the Company of 1.7x and 1.6x, respectively, and implied calendar year 2025 and calendar year 2026 estimated adjusted EBITDA multiples of the Company of 7.6x and 7.0x, respectively (based on the Company’s unaffected stock price on December 18, 2024 of $1.17 per share), and implied calendar year 2025 and calendar year 2026 estimated revenue and calendar year 2025 and calendar year 2026 estimated adjusted EBITDA multiples for the Company of 2.1x to 2.3x, 2.0x to 2.2x, 9.4x to 10.3x and 8.7x to 9.5x, respectively (based on illustrative acquisition prices for the Company of $7.00 per share to $10.00 per share).

•	an updated illustrative pro forma ownership overview of the Company upon consummation of the Potential Transaction.
Miscellaneous
Searchlight and Abry selected TD Cowen as their financial advisor in connection with the Potential Transaction because TD Cowen is an internationally recognized investment banking firm with substantial experience in transactions similar to the merger and TD Cowen’s familiarity with the Company’s business and industry. As a part of its investment banking business, TD Cowen is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. For its financial advisory services to Searchlight and Abry in connection with the Potential Transaction, TD Cowen will receive an aggregate fee of $6 million contingent upon consummation of the Potential Transaction. In addition, Searchlight and Abry have agreed to reimburse TD Cowen for certain expenses, including fees and expenses of counsel, and to indemnify TD Cowen for certain liabilities, including liabilities under federal and other securities laws, that may arise out of TD Cowen’s engagement.
TD Cowen and/or its affiliates in the past have provided, currently are providing and in the future may provide, financial advisory and/or other investment banking services to Searchlight and/or its affiliates or portfolio companies unrelated to the Potential Transaction, including, during the two-year period ending on February 26, 2026, in connection with an acquisition transaction and as a lender under certain credit facilities, for which services during such two-year period TD Cowen and/or its affiliates received aggregate fees of less than $3 million. TD Cowen and/or its affiliates in the past have provided, currently are providing and in the future may provide, financial advisory and/or other investment banking services to Abry and/or its affiliates or portfolio companies unrelated to the Potential Transaction, including, during the two-year period ending on February 26, 2026, as a lender under certain credit facilities of a portfolio company of Abry, for which services during such two-year period TD Cowen and/or its affiliates received an aggregate fee of less than $300,000. Although TD Cowen in the past two-year period ending on February 26, 2026 had not provided and currently is not providing financial advisory and/or other investment banking services to the Company for which TD Cowen received or expects to receive compensation, TD Cowen and/or its affiliates may provide such services in the future for which services TD Cowen and/or such affiliates would expect to receive compensation.
TD Cowen and its affiliates provide investment and commercial banking, lending, asset management and other financial and non-financial services to a wide range of corporations and individuals and, as part of their investment banking business, are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of business, TD Cowen and/or its affiliates or employees may at any time hold long or short positions, and trade or otherwise effect transactions, in debt, equity, equity-linked and/or other securities or loans of the Company, Searchlight, Abry and/or their respective affiliates or portfolio companies, as applicable, for the accounts of TD Cowen and/or its affiliates or employees and for the accounts of customers.
Purpose and Reasons of the Company for the Merger
On March 31, 2025, the Board established the Special Committee, comprised of Mr. Donahue and Mr. Geisler, with the power and authority to, among other things, review, evaluate, negotiate, and recommend a Potential Transaction. The Board further resolved, among other things, that the Board shall not approve a Potential Transaction or any alternative thereto, or recommend a Potential Transaction or any modification, variation, supplement or waiver thereof or any alternative thereto for approval by the Company’s stockholders, without a prior favorable recommendation of the Potential Transaction by the Special Committee.
On February 26, 2026, the Special Committee met, together with representatives of each of RLF and Rothschild & Co, to discuss and deliberate on the proposed merger. After careful consideration, the Special Committee unanimously approved the merger agreement, the related transaction documents and the transactions contemplated thereby and recommended that the Board (a) determine that the merger agreement, the related transaction documents and the transactions contemplated thereby are fair, advisable and in the best interests of the Company and its stockholders (including the Disinterested Stockholders); (b) approve, adopt and declare advisable the merger agreement, the related transaction documents and the transactions contemplated thereby; (c) approve the execution and delivery of the merger agreement and the related transaction documents, the performance by the Company of its covenants and other obligations contained therein, and the consummation of the merger and the other transactions upon the terms and subject to the conditions contained therein, including approval and adoption of the merger agreement by the stockholders of the Company; (d) direct that the adoption of the merger agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company; and (e) subject to the terms and conditions of the merger agreement, recommend that the stockholders of the Company vote in favor of the adoption of the merger agreement in accordance with the DGCL.

Later on February 26, 2026, the Board met, together with representatives of each of Troutman, RLF and Rothschild & Co, to discuss and deliberate on the proposed merger. The Searchlight and Abry directors were not in attendance at the Board meeting. Thereafter, the Board (acting upon the recommendation of the Special Committee) has by unanimous vote of the directors present at a special meeting of the Board held on February 26, 2026, (A) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair, advisable and in the best interests of the Company and its stockholders (including the Disinterested Stockholders); (B) approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the merger; (C) approved the execution and delivery of the merger agreement by the Company, the performance by the Company of its covenants and other obligations contained therein, and the consummation of the merger and the other transactions contemplated thereby upon the terms and subject to the conditions contained therein, including approval and adoption of the merger agreement by the stockholders of the Company; (D) directed that the adoption of the merger agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company; and (E) recommended that the stockholders of the Company vote in favor of the adoption of the merger agreement in accordance with the DGCL.
The Special Committee’s and the Board’s determinations were based on, among other factors, the factors set forth in the sections of this proxy statement entitled “— Recommendation of the Special Committee”, “— Reasons for the Merger” and “— Recommendation of the Board” beginning on page 33.
For more information, see the sections of this proxy statement entitled “— Recommendation of the Special Committee”, “— Reasons for the Merger” and “— Recommendation of the Board” beginning on page 33.
Position of the Company as to the Fairness of the Merger
On February 26, 2026, the Board, acting at a special meeting of the Board by unanimous vote of the directors present (excluding the Searchlight and Abry directors, who were not present at such special meeting of the Board) and acting, at least in part, based upon the unanimous recommendation of the Special Committee, adopted resolutions (i) (A) determining that the merger agreement and the transactions contemplated thereby, including the merger, are fair, advisable and in the best interests of the Company and its stockholders (including the Disinterested Stockholders and its “unaffiliated security holders” (as defined in Rule 13e-3(a)(4) under the Exchange Act); (B) approving, adopting and declaring advisable the merger agreement and the transactions contemplated thereby, including the merger; (C) approving the execution and delivery of the merger agreement by the Company, the performance by the Company of its covenants and other obligations contained therein, and the consummation of the merger and the other transactions contemplated thereby upon the terms and subject to the conditions contained therein, including approval and adoption of the merger agreement by the stockholders of the Company; (D) directing that the adoption of the merger agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company; and (E) recommending that the stockholders of the Company vote in favor of the adoption of the merger agreement in accordance with the DGCL, (ii) approving and adopting the form, terms and provisions of the merger agreement, and authorizing officers of the Company to execute and deliver the merger agreement for and on behalf of the Company, (iii) subject to the specific limitations in the Merger Agreement for actions of the Company that require the approval or recommendation of the Special Committee, authorizing officers of the Company to execute and deliver any transaction documents, and authorizing officers of the Company to do or cause to be done any and all acts and things, acting under the advice of counsel or otherwise, as they deem necessary, appropriate or desirable for the performance in full of all of the obligations of the Company under the merger agreement, and (iv) subject to the conditions set forth in the merger agreement having been satisfied or waived, authorizing officers of the Company, for and on behalf of the Company, to execute and file a certificate of merger in connection with the consummation of the merger, and all other filings or recordings required by the DGCL or other applicable law to be made in connection with the merger.
Purpose and Reasons of the Searchlight Persons and Abry Entities for the Merger
Under the SEC rules governing “going private” transactions, each of the Searchlight Persons and the Abry Entities is an affiliate of the Company and engaged in the going-private transaction and, therefore, required to express their reasons for the merger to the unaffiliated security holders. The Searchlight Persons and the Abry Entities are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.
For the Searchlight Persons and the Abry Entities, the primary purpose of the merger is to allow the Rollover Stockholders, to own all of the equity interests in the Company and to bear the rewards and risks of such ownership without the Company common stock being publicly traded or the Company being subject to public company reporting obligations. The Searchlight Persons and the Abry Entities believe that structuring the transaction in such manner is preferable to other transaction structures because it (i) will enable Parent to acquire all of the shares of Company common stock (other than the shares owned by Abry and the Additional Rollover Stockholders) at the same time, (ii) will allow the Company to cease to be a publicly registered and reporting company, and (iii) represents an opportunity for the Disinterested Stockholders to receive the merger consideration of $9.25 per share of Company common stock (other than the Excluded Shares) in cash, without interest and subject to any applicable tax withholding, in accordance with the terms and conditions of the merger agreement.
Position of the Searchlight Persons and Abry Entities as to the Fairness of the Merger
Under the SEC rules governing “going-private” transactions, each of the Searchlight Persons and the Abry Entities is an affiliate of the Company and engaged in the going-private transaction and, therefore, required to express their beliefs as to the fairness of the merger to the unaffiliated security holders. The Searchlight Persons and the Abry Entities are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. The view of the Searchlight Persons and the Abry Entities as to the fairness of the merger, however, should not be construed as a recommendation to any Company stockholder as to how that stockholder should vote on the merger agreement proposal. The Searchlight Persons and the Abry Entities have interests in the merger that are different from, and in addition to, those of the other stockholders of the Company.
The Searchlight Persons and the Abry Entities believe that the interests of the unaffiliated security holders were properly represented by the Special Committee, which negotiated the terms and conditions of the merger agreement, with the assistance of the Special Committee’s independent legal and financial advisors. The Searchlight Persons and the Abry Entities did not participate in the deliberations of the Special Committee or the Board regarding, nor did they receive advice from the respective legal or financial advisors to the Special Committee or the Board as to, the fairness of the merger. The Searchlight Persons and the Abry Entities have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purposes of assessing the fairness of the merger to the Company’s unaffiliated security holders. Based on, among other things, the factors considered by, and the analysis and resulting conclusions of, the Board and the Special Committee discussed in “— Purpose and Reasons of the Company for the Merger;”“— Recommendation of the Special Committee; “ “— Reasons for the Merger; “ “— Recommendation of the Board;” and “— Position of the Company as to the Fairness of the Merger” (which analysis and resulting conclusions the Searchlight Persons and the Abry Entities adopt), the Searchlight Persons and the Abry Entities believe that the merger is fair to the Company’s unaffiliated security holders.
The Searchlight Persons and the Abry Entities believe that these factors provide a reasonable basis for their belief that the merger is fair to the unaffiliated security holders. This belief should not, however, be construed as a recommendation to any of the Company stockholders to approve the merger agreement. The Searchlight Persons and the Abry Entities do not make any recommendation as to how Company stockholders should vote their shares of Company common stock relating to the merger. The Searchlight Persons and the Abry Entities attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the other stockholders of the Company, and, accordingly, did not negotiate the merger agreement with a goal of obtaining terms that were fair to such stockholders.
The Searchlight Persons and the Abry Entities were not aware of any firm offer for a merger, sale of all or a substantial part of the Company’s assets, or a purchase of a controlling amount of the Company’s securities having been received by the Company from anyone other than a filing person in the two years preceding the signing of the merger agreement.
Plans for the Company After the Merger
Following consummation of the merger, Merger Sub will have been merged with and into the Company, with the Company surviving the merger as a subsidiary of an affiliate of the Searchlight Entities and the Abry Entities. The shares of Company common stock are currently listed on NYSE and registered under the Exchange Act, and the Public Warrants are currently listed on the OTC Pink Marketplace and registered under the Exchange Act.
Following consummation of the merger, there will be no further market for the shares of Company common stock and Public Warrants and, as promptly as practicable following the effective time and in compliance with applicable law, (i) the Company’s common stock will be delisted from NYSE, (ii) the Public Warrants will be delisted from the OTC Pink Marketplace, and both the Company’s common stock and the Public Warrants will be deregistered under the Exchange Act and will cease to be publicly traded.
The Searchlight Entities and the Abry Entities currently anticipate that the Company’s operations following consummation of the merger will initially be conducted substantially as they are currently being conducted, except that the Company will cease to be a public company and will instead be a subsidiary of an affiliate of the Searchlight Entities and the Abry Entities.
At the effective time, the initial directors of the Company will be the directors of Merger Sub as of immediately prior to the effective time, and the initial officers of the Company will be the officers of the Company as of immediately prior to the effective time, in each case to hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the certificate of incorporation, and the bylaws of the surviving corporation.
Certain Effects of the Merger
If the Requisite Company Stockholder Approval is obtained, the other conditions to the closing of the merger are either satisfied or waived (to the extent permitted by applicable law) and the merger is consummated, Merger Sub will be merged with and into the Company upon the terms set forth in the merger agreement and in accordance with the DGCL, the separate corporate existence of Merger Sub will thereupon cease and the Company will be the surviving corporation in the merger. As the surviving corporation, the Company will continue to exist following the merger as a subsidiary of Parent.
Immediately prior to the effective time the Rollover Stockholders will transfer or contribute the shares of Company common stock or Penny Warrants (in the case of Searchlight) to Parent, in exchange for shares of Parent’s common stock, on the terms and subject to the conditions set forth in the applicable rollover agreement.
Except for the shares of Company common stock and the Penny Warrants held by the Rollover Stockholders that are contributed to Parent pursuant to the Rollover Agreements and the Additional Rollover Agreements immediately prior to the effective time of the merger, at the effective time, each share of Company common stock issued and outstanding immediately prior to the effective time of the merger (other than (i) shares of Company common stock held by Parent or Merger Sub, (ii) shares of Company common stock held by the Company as treasury shares or (iii) shares of Company common stock held by any person who properly exercises appraisal rights under Delaware law) will be converted automatically into the right to receive the merger consideration subject to any applicable tax withholding. Company stockholders who properly and validly exercise and do not withdraw their appraisal rights will have a right to receive payment of the appraised value of their shares in accordance with the provisions of Section 262 of the DGCL. For more information, please see the section below entitled “Special Factors — Appraisal Rights”.
Each share of the Company’s Series A-1 Preferred Stock will remain issued and outstanding in accordance with the terms of the Certificate of Designations of Preferences, Rights and Limitations for the Series A-1 Preferred Stock, and shall represent shares of Series A-1 Preferred Stock of the surviving corporation on such terms. Each share of Company common stock held by the Company as treasury stock and not held on behalf of third parties, and any shares of Company stock and Penny Warrants owned by Parent or Merger Sub, in each case, that are issued and outstanding immediately prior to the effective time, shall, without any action on the part of the holder of such shares of Company stock, cease to exist, cease to be outstanding, and be automatically canceled without payment of any consideration therefor or any conversion thereof. Any shares of Company common stock that are held by any direct or indirect wholly owned subsidiary of the Company that are issued and outstanding immediately prior to the effective time, shall, without any action on the part of the holder of such shares of Company common stock, be automatically converted into such number of common shares of the surviving corporation so as to maintain relative ownership percentages.
Please see the section of this proxy statement entitled “The Merger Agreement — Consideration To Be Received in the Merger” beginning on page 86.
For information regarding the effects of the merger on the Company’s outstanding equity awards, please see the section below entitled “— Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 74 and the section of this proxy statement entitled “The Merger Agreement — Treatment of Company Equity Awards and Cash Awards” beginning on page 87.

Shares of Company common stock are currently registered under the Exchange Act and listed on NYSE under the trading symbol “KORE.” The Company’s Public Warrants are listed on the OTC Pink Marketplace. Following the consummation of the merger, shares of Company common stock are expected to be delisted and will no longer be traded on NYSE or any other public market, and the Public Warrants are expected to be delisted and will no longer be traded on the OTC Pink Marketplace or any other public market. In addition, the registration of Company common stock and the Public Warrants under the Exchange Act is expected to be terminated, and, upon such termination, the Company will no longer be required to file periodic and other reports with the SEC with respect to such securities.
If the merger is completed, all of the shares of Company common stock will be beneficially owned, indirectly through Parent, by the Rollover Stockholders and Additional Rollover Stockholders. The benefits of the merger to the Rollover Stockholders and Additional Rollover Stockholders include the fact that, following the completion of the merger, Parent will indirectly own 100% of the Company common stock and will be the beneficiary of future earnings, growth and value of the Company, including its net book value and net earnings, and will control the voting on corporate matters affecting the Company.
The table below sets forth the beneficial ownership of Company common stock and resulting interests in the Company’s net book value and net earnings of the Rollover Stockholders and Additional Rollover Stockholders prior to and immediately after the consummation of the merger, based on the Company’s net book value as of December 31, 2025 and net earnings for the year ended December 31, 2025 as if the merger were completed on such date.

	Company Prior to the Merger(1)			Company After the Merger(1)
Entity	% Beneficial Ownership	Beneficial Ownership of Net Book Value as of December 31, 2025(2) ($ in millions)	Beneficial Ownership of Net Loss for the year ended December 31, 2025(3) ($ in millions)	% Beneficial Ownership	Beneficial Ownership of Net Book Value as of December 31, 2025(2) ($ in millions)	Beneficial Ownership of Net Loss for the year ended December 31, 2025(3) ($ in millions)
Parent	—	—	—	100%	(163.78)	(62.98)
Searchlight	12.0%	(19.70)	(7.58)	66.3%	(108.66)	(41.78)
Abry Partners VII, L.P.(4)	24.4%	(40.04)	(15.40)	24.4%	(40.04)	(15.40)
Abry Partners VII Co Investment Fund, L.P.(4)	1.4%	(2.31)	(0.89)	1.4%	(2.31)	(0.89)
Dotmar Investments Limited	4.8%	(7.89)	(3.03)	4.8%	(7.89)	(3.03)
Richard Burston	1.0%	(1.58)	(0.61)	1.0%	(1.58)	(0.61)
Terrdian Holdings, Inc.	6.6%	(10.83)	(4.17)	6.6%	(10.83)	(4.17)

(1)
Based on 17,587,851 shares of Company common stock issued and outstanding as of April 3, 2026. Shares of Company common stock subject to Company warrants to purchase Company common stock currently exercisable or that will be settled or exercisable within 60 days after April 3, 2026 are deemed to be outstanding and beneficially owned by the person holding the Company warrants for the purpose of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person.

(2)	Based on total stockholders’ deficit of $163.78 million as of December 31, 2025.
(3)	Based on net loss of $62.976 million for the year ended December 31, 2025.
(4)	Only includes shares owned directly.
In addition, Parent will benefit from the savings associated with the Company no longer being required to file reports under or otherwise having to comply with provisions of the Exchange Act. Detriments of the merger to Parent include the lack of liquidity for Company common stock following the merger and the risk that the Company will decrease in value following the merger.
Effects on the Company if the Merger Is Not Consummated
In the event that the Requisite Company Stockholder Approval is not obtained or if the merger is not consummated for any other reason, the Company stockholders will not receive any payment for their shares of Company common stock in connection with the merger. Instead, the Company will remain an independent public company, the Company common stock will continue to be listed and traded on NYSE, the Company’s Public

Warrants will continue to be listed and traded on the OTC Pink Marketplace, the Company common stock and Public Warrants will continue to be registered under the Exchange Act, the Company will continue to file periodic reports with the SEC and the Company stockholders and warrant holders will continue to own those securities and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of those securities.
If the merger is not consummated, there is no assurance as to the effect of these risks and opportunities on the future value of your Company common stock, including the risk that the market price of Company common stock may decline to the extent that the current market price of the Company common stock reflects a market assumption that the merger will be consummated. If the merger is not consummated, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition, earnings or prospects of the Company will not be adversely impacted. Pursuant to the merger agreement, under certain circumstances the Company is permitted to terminate the merger agreement in order to enter into an alternative transaction. Please see the section of this proxy statement entitled “The Merger Agreement — Termination of the Merger Agreement” beginning on page 103.
Under certain circumstances, if the merger is not consummated, the Company may be obligated to pay to Parent a termination fee of approximately $7.2 million, and under certain circumstances, Parent may be obligated to pay to the Company a $12 million termination fee. Please see the section of this proxy statement entitled “The Merger Agreement — Termination Fees” beginning on page 105.
Alternatives to the Merger
The Board delegated to the Special Committee the power and authority of the Board to, among other things, review, evaluate, negotiate and recommend a possible strategic sale of the Company and the Company’s alternatives thereto, including whether the Company should remain a stand-alone entity. The Special Committee considered several such alternatives to the transaction with Searchlight and Abry. With advice and assistance from Rothschild & Co, the Special Committee conducted outreach to 21 potential third-party strategic buyers (which number does not include Searchlight and Abry). In addition, Searchlight amended its Schedule 13D on December 19, 2024 to disclose its intention to explore a further investment in or full acquisition of the Company, further amended its Schedule 13D on November 4, 2025 to, among other things, disclose its letter to the Special Committee containing Searchlight and Abry’s non-binding proposal to acquire the Company at a price of $5.00 per share in cash, and amended its Schedule 13D multiple times in connection with the initial adoption of, and each subsequent amendment to, the Searchlight Agreement (as described in further detail in the section entitled “— Background to the Merger”), which generally permitted Searchlight and Abry to engage in discussions concerning a Potential Transaction to acquire the Company. Through the course of the Special Committee’s process, seven third-parties—all of whom were among the 21 third-party strategic buyers contacted by Rothschild & Co on behalf of the Special Committee—entered into confidentiality agreements with the Company, and one of which, Party B, sent the Special Committee a non-binding proposal to acquire the Company at a price of $8.00 per share of Common Stock in cash. However, Party B ultimately withdrew its proposal, all other parties contacted determined either not to submit a proposal or otherwise not participate in the process, and the Company received no other proposals (aside from those submitted by Searchlight and Abry). In addition, the Special Committee considered and discussed, with advice and assistance from its advisors, remaining a standalone company and continuing to execute management’s long-range plan or re-launching a process to explore a potential sale of the Company at a later time. In this regard, it was noted that these approaches would entail significant risk, including due to risks associated with the execution of the Company’s business plan, risks associated with remaining a public company, the risk that potential acquirors may not be interested in a transaction in the future, and the risk that Searchlight and Abry could withdraw their pending proposal which represented a significant premium to the Company’s unaffected stock price. Following discussion and the receipt and consideration of advice from its advisors, the Special Committee determined that relative to these alternatives, it was in the best interests of the Company and its stockholders to pursue a transaction with Searchlight and Abry at a material premium to market price. For more information on the alternatives to the merger, see the sections above entitled “— Background of the Merger” beginning on page 17, “— Recommendation of the Special Committee” beginning on page 33, “— Reasons for the Merger” beginning on page 34 and “— Position of the Company as to the Fairness of the Merger” beginning on page 62.
Financing of the Merger
The Company anticipates that the total funds needed to consummate the merger (which includes the funds that will be used to pay the aggregate merger consideration and pay all fees, costs and expenses required to be paid by

Parent or Merger Sub at or prior to the closing of the merger in connection with the transactions), which is expected to be approximately $[  ] million (including the Company’s net debt), will be funded through a combination of the following:
•
Equity commitments from Searchlight Capital IV, L.P., Searchlight Capital IV PV-A, L.P., and Searchlight Capital IV PV-B, L.P. (together, the “Equity Investors” or “Guarantors”) in an aggregate amount of up to $175 million. For more information, see the section of this proxy statement captioned “Financing of the Merger — Equity Financing.”

•
Debt financing in an aggregate principal amount of up to $300 million in the form of a senior secured first lien term loan as well as a committed $25 million senior secured revolving facility (a portion of which will be available to be drawn at closing of the merger). Parent has obtained commitments from WhiteHorse Capital Origination, LLC and Fortress Credit Corp., together with certain of their affiliates and/or managed funds and accounts (“WhiteHorse” and “Fortress”, respectively, and collectively, the “debt commitment parties”), to provide the debt financing, which includes the revolving credit facility. For more information, see the section of this proxy statement captioned “Financing of the Merger — Debt Financing.”

•	Cash of the Company and its subsidiaries available to be utilized in respect of the payment of the merger consideration, and to repay debt.
The consummation of the merger is not conditioned on Parent’s receipt of any financing.
Equity Financing
Pursuant to the equity commitment letters, the Equity Investors have committed to contribute or cause to be contributed to Parent an aggregate amount in cash up to $175 million, severally and not jointly, solely to fund the obligations thereunder.
Funding of the equity commitment by each Equity Investor is subject to the terms of the equity commitment letter, including, in each case, the requirements that the following occur: (a) the satisfaction or waiver of all the conditions precedent to the obligations of Parent and Merger Sub and the conditions precedent to each party’s obligations to the merger agreement (other than those conditions that by their nature are to be satisfied at closing, but subject to the substantially concurrent satisfaction of such conditions) and (b) the substantially concurrent occurrence of the closing of the merger.
The obligation of each Equity Investor to fund all or any portion of the equity financing will terminate automatically and immediately and cease to be of any further force or effect without the need for any further action of any person upon the earliest to occur of (a) the consummation of the closing of the merger (including the payment of the merger consideration); (b) the valid termination of the merger agreement in accordance with its terms; (c) the payment by a Guarantor of any amount in respect of its guaranteed obligation pursuant to the limited guaranty on the terms and subject to the conditions thereof or the award of any monetary damages in accordance with the merger agreement or (d) the assertion, directly or indirectly, by the Company, any of its subsidiaries or any of their respective officers, directors or affiliates in any action of any claim against any Equity Investor, Parent, Merger Sub or certain related parties of the foregoing or certain related parties of any such related party in connection with the merger agreement, the limited guaranty, the equity commitment letter and any other document, certificate or instrument delivered in connection therewith or any of the transactions contemplated thereby, except, in the case of clause (d), for a claim brought by the Company (i) solely against any Equity Investor as a third party beneficiary of the equity commitment letter agreement and solely as and to the extent specified in, and on the terms and subject to the conditions of, the equity commitment letter seeking (A) to enjoin the assignment or amendment of the equity commitment letter agreement without the consent of the Company to the extent such consent is expressly required under the equity commitment letter or (B) specific performance of an Equity Investor’s obligation to cause such Equity Investor’s commitment thereunder to be funded at the closing of the merger if and when required under the equity commitment letter, and then only to the extent specific performance of that obligation is granted pursuant to the merger agreement, (ii) against Parent or Merger Sub solely to the extent expressly provided under the merger agreement of Parent’s and Merger Sub’s obligation to consummate the merger and such Equity Investor’s obligation to cause such Equity Investor’s commitment to be funded at the consummation of the merger, (iii) against Parent or Merger Sub, (iv) against certain affiliates of Searchlight and Abry for breach by such affiliates of Searchlight and Abry of the applicable Rollover Agreements, and then only to the extent permitted under the merger agreement, or

(v) a claim brought by the Company solely against the Equity Investors in their capacity as guarantors seeking payment of the guaranteed obligations (as defined in the limited guaranty, by the Equity Investors in favor of the Company) and solely as and to the extent specified in, and on the terms and subject to the conditions of, the limited guaranty.
The merger agreement does not include any financing-related closing condition.
The Company is an express third party beneficiary of the right granted to Parent to specific performance under the equity commitment letters and is entitled (a) to seek to enjoin the assignment or amendment or waiver of either of the equity commitment letter without the consent of the Company to the extent such consent is expressly required under the applicable equity commitment letter and (b) to enforce Parent’s rights to specific performance of the Equity Investors to fund their respective equity financing obligations under the equity commitment letters, subject to the terms thereof, if the Company is entitled to specific performance of Parent’s obligation to cause the equity commitment to be funded pursuant to the merger agreement.
Debt Financing
In connection with the entry into the merger agreement, Parent has entered into a commitment letter, as amended or modified from time to time (which we refer to as the “debt commitment letter”), with the debt commitment parties to provide to KORE Wireless Group Inc., a Delaware corporation (the “Borrower”), severally but not jointly, upon the terms and subject to the conditions set forth in the debt commitment letter, in the aggregate up to $300 million in debt financing in the form of a senior secured first lien term loan as well as a $25 million senior secured revolving facility (a portion of which is available to be drawn at the closing of the merger). Each of the senior secured first lien term loan and senior secured revolving facility has a maturity date that is six (6) years after the closing date of the merger and accrues interest at a rate per annum equal to, at the option of the Borrower, either base rate (subject to 2.00% agreed floor) plus 4.50% or term SOFR (subject to a 1.00% agreed floor) plus 5.50%.
Parent is the direct parent of Merger Sub. Company will merge into Merger Sub, with Company surviving as a subsidiary of Parent. Company is the direct parent of a U.S. intermediate holding company, King LLC Merger Sub LLC, a Delaware corporation (“Holdings”). Holdings is the direct parent of the Borrower. All obligations of the Borrower under the senior secured first lien term loan and senior secured revolving facility are expected to be guaranteed by Holdings and certain wholly-owned U.S. subsidiaries of the Borrower (collectively, the “guarantors”). The obligations of the Borrower and each guarantor under the senior secured first lien term loan and senior secured revolving facility are expected to be secured by a first priority security interest in substantially all of their respective tangible and intangible assets.
The proceeds of the debt financing will be used (1) to finance, in part, the payment of the amounts payable under the merger agreement and any fees, costs and expenses incurred in connection therewith; (2) to repay certain existing indebtedness of the Company; and (3) for general corporate purposes.
The obligations of the debt commitment parties to provide the debt financing under the debt commitment letter are subject to a number of conditions, including: (1) the execution and delivery of definitive documentation consistent with the terms of the debt commitment letter; (2) the substantially concurrent consummation of the merger in accordance with the merger agreement (without giving effect to any amendments, waivers, consents or other modifications to the merger agreement that in the aggregate are material and adverse to the lenders in their capacities as such unless it is approved by the debt commitment parties); (3) the consummation of the equity financing, prior to, or substantially simultaneously with, the closing under the debt facilities; (4) since February 26, 2026, no Material Adverse Effect having occurred; (5) the delivery of certain audited and unaudited financial statements; (6) the payment of all applicable invoiced fees and expenses; (7) the repayment of certain outstanding debt of the Borrower; (8) the delivery of all documentation and other information about the Borrower and guarantors required under applicable “know your customer” or anti-money laundering rules and regulations (including the PATRIOT Act); (9) the execution of guarantees by the guarantors and the taking of certain actions necessary to establish and perfect a security interest in specified items of collateral; (10) the accuracy in all material respects of specified representations and warranties in the loan documents under which the debt financing will be provided and of certain representations and warranties in the merger agreement; and (11) the delivery of certain customary closing documents.
The obligations of the debt commitment parties to provide the debt financing under the debt commitment letter will terminate at the earlier of (1) the consummation of the merger with or without the funding of the applicable debt financing, (2) the termination of the merger agreement by Parent in accordance with its terms, (3) the initial funding under the debt commitment letter and (4) five (5) business days after the Outside Date.
Parent and Merger Sub are required under the merger agreement to use their reasonable best efforts to consummate and obtain the debt financing on the terms and conditions contemplated by the debt commitment letter. In the event any portion of the debt financing becomes unavailable on the terms and conditions contemplated in the debt commitment letter and such portion is necessary to fund the Required Amount (as defined in the merger agreement), Parent is required under the merger agreement to use its reasonable best efforts to obtain alternative financing commitments from the same or alternative sources on terms, taken as a whole, no less materially favorable to Parent as promptly as practicable following the occurrence of such event. As of the last practicable date before the printing of this proxy statement, the debt commitment letter remains in effect, and Parent has not notified us of any plans to utilize financing in lieu of the financing described above. The documentation governing the debt financing contemplated by the debt commitment letter has not been finalized and, accordingly, the actual terms of the debt financing may differ from those described in this proxy statement.
Limited Guaranty
Subject to the terms and conditions set forth in the limited guaranty provided by the Guarantors, the Guarantors have guaranteed certain payment obligations of Parent under the merger agreement, subject to a maximum cap of $10,253,514.00 for Searchlight Capital IV, L.P., a maximum cap of $7,299,600.50 for Searchlight Capital IV PV-A, L.P. and a maximum cap of $946,885.50 for Searchlight Capital IV PV-B, L.P., for payment of any amount for which Parent or Merger Sub is determined by a court of competent jurisdiction to be liable pursuant to any final, binding and non-appealable judgment thereof in respect of any claim for monetary damages made by the Company in accordance with, and on the terms and subject to the conditions set forth in, the merger agreement and the applicable limited guarantee.
The limited guaranty will terminate as of the earliest to occur of (a) the consummation of the merger and the closing of the merger in accordance with the terms of the merger agreement; (b) the payment of the maximum aggregate amount in respect of the guaranteed obligations; (c) the valid termination of the merger agreement in accordance with its terms in any circumstances other than pursuant to which Parent or Merger Sub would be obligated to make any payment of any guaranteed obligations; and (d) the termination of the limited guarantee by mutual written agreement of the Guarantors and the Company.
The Company’s recourse under the limited guarantees is the Company’s sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) against the Guarantors, Parent, Merger Sub and certain related persons of any of the foregoing in respect of any breaches, losses or damages arising under, or in connection with, the merger agreement or the transactions contemplated thereby, including in respect of any written or oral representations made or alleged to be made in connection therewith, other than with respect to certain excluded claims as identified in the limited guaranty.
Fees and Expenses
The estimated fees and expenses incurred by the Company in connection with the merger are as follows:

Description	Amount
Financial advisory fees and expenses, including success-based fees	$5,225,000
Legal, accounting and other professional fees and expenses, including success-based fees	$4,026,000
SEC filing fees	$25,000
Printing and mailing costs	$50,000
Miscellaneous	$2,482,000
Total	$11,808,000

It is also expected that Parent and/or Merger Sub will incur approximately $[ ] million of financial, legal and other advisory fees in connection with the merger.
The estimate for legal fees set forth in this proxy statement does not include any amounts attributable to any existing or future litigation challenging the merger. Whether or not the transactions contemplated by the merger agreement are consummated, all fees, costs and expenses incurred in connection with the merger agreement and the transactions contemplated therein will be paid by the party incurring or required to incur such fees, costs or expenses, except as otherwise expressly set forth in the merger agreement; provided that Parent will pay for and be responsible for any and all filing fees incurred by the parties to the merger agreement and payable to any governmental entity in connection with any antitrust filing, clearance from CFIUS and any applicable state public utility commission approvals or approvals required by any local franchise.
Appraisal Rights
If the merger is consummated, holders of record and beneficial owners of shares of Company common stock who do not wish to accept the merger consideration and who do not withdraw, waive, or otherwise lose their rights to seek appraisal are entitled to seek appraisal of their shares of Company common stock under Section 262 and, if all procedures described in Section 262 are strictly complied with, to receive payment in cash for the fair value of their shares of Company common stock exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your shares of Company common stock as determined by the Delaware Court may be more or less than, or the same as, the merger consideration that you are otherwise entitled to receive under the merger agreement. These rights are known as “appraisal rights.” This proxy statement serves as a notice of such appraisal rights pursuant to Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” mean a record holder of Company common stock, all references in Section 262 and in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of Company common stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity.
Persons who validly exercise appraisal rights under Section 262 and do not withdraw, waive, or otherwise lose their rights to seek appraisal will not receive the merger consideration they would otherwise be entitled to receive pursuant to the merger agreement. They will instead receive an amount determined to be the “fair value” of their shares of Company common stock following petition to, and an appraisal by, the Delaware Court. Persons considering seeking appraisal should recognize that the fair value of their shares of Company common stock determined under Section 262 could be more than, the same as or less than the merger consideration they would otherwise be entitled to receive pursuant to the merger agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 will result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
A holder of record or a beneficial owner of shares of Company common stock who (i) continuously holds such shares on and from the date of the making of the demand through the effective date of the merger, (ii) has not consented to or otherwise voted in favor of the merger or otherwise withdrawn, lost or waived appraisal rights, (iii) strictly complies with all other procedures for exercising appraisal rights under Section 262, (iv) does not thereafter withdraw his, her or its demand for appraisal of such shares or otherwise lose his, her or its rights to seek appraisal and (v) in the case of a beneficial owner, a person who (A) reasonably identifies in his, her or its demand the holder of record of the shares for which the demand is made, (B) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (C) provides an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the Chancery List (as defined below), will be entitled to receive the fair value of his, her or its shares of Company common stock exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court, together with interest, if any, to be paid upon the amount determined to be the fair value. The following summary does not constitute legal or other advice, nor does it constitute a recommendation that persons seek to exercise their appraisal rights under Section 262. Failure to comply timely and properly with the requirements of Section 262 will result in the loss of a person’s appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will be entitled to receive the merger consideration, without interest, under the merger agreement.
Section 262 requires that where a merger agreement is to be submitted for adoption at a meeting of stockholders, the stockholders be notified that appraisal rights will be available not less than 20 days before the meeting to vote on the merger. Such notice must include either a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes the Company’s notice to our stockholders that appraisal rights are available in connection with the merger, in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. Failure to comply timely and properly with the requirements of Section 262 will result in the loss of your appraisal rights under the DGCL.
If you elect to demand appraisal of your shares of Company common stock, you must satisfy each of the following conditions: you must deliver to the Company a written demand for appraisal of your shares of Company common stock before the taking of the vote on the merger. In the case of a stockholder, such demand must reasonably inform us of the identity of the holder of record of shares of Company common stock who intends to demand appraisal of his, her or its shares of Company common stock and that such stockholder intends thereby to demand the appraisal of such stockholder’s shares of Company common stock. In the case of beneficial owners only, such demand must reasonably identify the holder of record of the shares for which the demand is made, must be accompanied by documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be, and must provide an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the Chancery List. In addition, you must not vote or submit a proxy in favor of the proposal to adopt the merger agreement; you must hold (or in the case of a beneficial owner, continuously beneficially own) your shares of Company common stock continuously through the effective time; and you must comply with the other applicable requirements of Section 262.
A Company stockholder or beneficial owner who elects to exercise appraisal rights must mail his, her or its written demand for appraisal to the following address:
KORE Group Holdings, Inc.
1155 Perimeter Center West, 11th Floor
Atlanta, Georgia 30338
Attention: Executive Vice President, Chief Legal Officer and Secretary
A record holder who holds shares of Company common stock as a nominee for others, such as a broker, fiduciary, depositary or other nominee, may exercise appraisal rights with respect to the shares held for all or less than all beneficial owners of shares as to which such person is the record owner. In such case, the demand must set forth the number of shares of Company common stock covered by such demand. Where the number of shares of Company common stock is not expressly stated, the demand will be presumed to cover all shares of Company common stock outstanding in the name of such record owner. If you hold shares through a bank, broker or other nominee and you wish such holder, as the holder of record of your shares, to exercise appraisal rights on your behalf, you should either exercise your appraisal rights following the steps to perfect appraisal rights as a beneficial owner as summarized herein or consult with your bank, broker or other nominee to determine the appropriate procedures for such bank, broker or other nominee to make a demand for appraisal on your behalf.
Within ten days after the effective date of the merger, the surviving corporation must give written notice that the merger has become effective to (i) each Company stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the proposal to adopt the merger agreement and (ii) any beneficial owner who has demanded appraisal under Section 262. At any time within 60 days after the effective date of the merger, any person who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the demand and accept the merger consideration specified by the merger agreement for that person’s shares of Company common stock by delivering to the surviving corporation a written withdrawal of the demand for appraisal.
Within 120 days after the effective date of the merger, but not thereafter, the surviving corporation and any person who has properly and timely demanded appraisal and otherwise complied with Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court, with a copy served on the surviving corporation in the case of a petition filed by a person other than the surviving company, demanding a determination of the fair value of the shares of Company common stock held by all persons entitled to appraisal. There is no present intent on the part of the Company or the surviving corporation to file an appraisal petition and persons seeking to exercise appraisal rights should assume that the Company and the surviving corporation will not file such a petition or initiate any negotiations with respect to the fair value of shares of Company common stock. Accordingly, persons who desire to have their shares of Company common stock appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262. If, within 120 days after the effective date of the merger, no petition has been filed as provided above, all rights to appraisal will cease and any person that previously demanded appraisal will become entitled only to the merger consideration, without interest, under the merger agreement.
In addition, within 120 days after the effective date of the merger, any person who has theretofore complied with the applicable provisions of Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares of Company common stock not voted in favor of the merger agreement proposal and with respect to which demands for appraisal were received by the surviving corporation and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand for appraisal, the record holder will not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement must be given within ten days after the written request therefor has been received by the surviving corporation or within ten days after the expiration of the period for the delivery of demands as described above, whichever is later.
Upon the filing of a petition by a person, service of a copy of such petition shall be made upon the surviving corporation. The surviving corporation shall be required to, within 20 days after such service, file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal of their shares of Company common stock and with whom the surviving corporation has not reached agreements as to the value of such shares (the “Chancery List”). The Register in Chancery, if so ordered by the Delaware Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving corporation and to all such persons set forth on the Chancery List.
At the hearing on such petition, the Delaware Court will determine which persons have complied with Section 262 and have become entitled to appraisal rights thereunder. The Delaware Court may require the persons who have demanded an appraisal of their shares of Company common stock and who hold shares represented by certificates to submit their certificates of shares of Company common stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Delaware Court may dismiss the proceedings as to such person. If immediately before the effective time, the shares of the class or series of stock of the corporation as to which appraisal rights are available were listed on a national securities exchange, the Delaware Court will dismiss the appraisal proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (i) the total number of shares entitled to appraisal exceeds one percent (1%) of the outstanding shares of the class or series eligible for appraisal or (ii) the value of the consideration provided in the merger for such total number of shares exceeds $1 million.
Upon application by the surviving corporation or any person entitled to participate in the appraisal proceedings, the Delaware Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to appraisal. Any person whose name appears on the Chancery List may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
Where proceedings are not dismissed, the appraisal proceeding shall be conducted in accordance with the rules of the Delaware Court, including any rules specifically governing appraisal proceedings. Through such proceedings the Delaware Court shall determine the fair value of shares of Company common stock held or beneficially owned by the persons who have properly demanded their appraisal rights, taking into account all relevant factors, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the effective time through the date the judgment is paid at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue after such payment only on the sum of (i) the difference, if any, between the amount so paid and the fair value of the shares of Company common stock as determined by the Delaware Court, and (ii) interest theretofore accrued, unless paid by the surviving corporation as part of the pre judgment payment to the person.

When the fair value of the shares of Company common stock is determined, the Delaware Court will direct the payment of such value, together with interest, if any, on the amount determined to be the fair value, to the persons entitled to receive the same. The surviving corporation is under no obligation to make a voluntary cash payment to each eligible person prior to such entry of judgement.
Although the Company believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court and persons should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration. Moreover, the surviving corporation does not anticipate offering more than the merger consideration to any person exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of the relevant shares of Company common stock is less than the merger consideration.
In determining “fair value,” the Delaware Court will take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which were known or could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting person’s exclusive remedy.
The cost of the appraisal proceeding may be determined by the Delaware Court and taxed upon the parties as the Delaware Court deems equitable in the circumstances. However, costs do not include attorneys’ and expert witness fees. Each person is responsible for his, her or its attorneys’ and expert witness fees, although, upon application of a person whose name appears on the Chancery List who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court may order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ and expert witness fees, be charged pro rata against the value of all shares of Company common stock entitled to appraisal not dismissed pursuant to Section 262(k) of the DGCL or subject to such an award pursuant to a reservation of jurisdiction under Section 262(k) of the DGCL. Determinations by the Delaware Court are subject to appellate review by the Delaware Supreme Court.
From and after the effective date of the merger, any person who has duly demanded appraisal in compliance with Section 262 will not be entitled to vote for any purpose any shares of Company common stock subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to Company holders of record at a date prior to the effective time.
No appraisal proceeding in the Delaware Court shall be dismissed as to any person without the approval of the Delaware Court, and such approval may be conditioned upon such terms as the Delaware Court deems just, including without limitation, a reservation of jurisdiction for any application to the Delaware Court made under Section 262(j) of the DGCL; provided, however, that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined such a proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger within 60 days after the effective date of the merger. If no petition for appraisal is filed with the Delaware Court within 120 days after the effective date of the merger, all rights to appraisal will cease and any person that previously demanded appraisal will become entitled only to the merger consideration, without interest under the merger agreement.
To the extent there are any inconsistencies between the foregoing summary, on the one hand, and Section 262, on the other hand, Section 262 will govern.

A copy of Section 262 may be accessed without subscription or cost at the following publicly available website and is incorporated by reference in its entirety: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The summary included herein is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to the full text of Section 262 any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 and is urged to consult his, her or its legal and financial advisors before electing or attempting to exercise such rights.
Interests of the Company’s Directors and Executive Officers in the Merger
The Company’s directors and executive officers have financial interests in the merger that may be different from, or in addition to, the interests of the Company stockholders generally and that may create potential conflicts of interest. The members of the Board were aware of and considered these interests in reaching the determination to adopt the merger agreement and to recommend that Company stockholders approve the merger agreement proposal and the advisory compensation proposal.
The Company’s executive officers who are named executive officers for purposes of the discussion below are Ronald Totton (President, Chief Executive Officer, and Director), Jack W. Kennedy Jr. (Executive Vice President, Chief Legal Officer and Secretary) and Jared Deith, (Executive Vice President and Chief Revenue Officer). The Company has two executive officers who are not named executive officers for purposes of the discussion below: Anthony Bellomo and Bruce Gordon. Jason Dietrich and Paul Holtz, who were executive officers following the Company’s last fiscal year, ceased employment with the Company on January 31, 2025 and June 30, 2025, respectively and will not receive any payment or benefit that is payable or may become payable that is based on, or otherwise relates to, the transaction, and is therefore not included in the disclosure below.
Treatment of Company Equity Awards
At the effective time, each Company RSU granted under the KORE Group Holdings, Inc. 2021 Long-Term Stock Incentive Plan (the “Equity Plan”), that is outstanding and has not been settled as of the effective date will be converted into a Parent Equity Cash Award equal to the product of (A) the number of shares of common stock corresponding to such Company RSUs immediately prior to the effective time, multiplied by (B) the merger consideration. Payments in respect of the Parent Equity Cash Award will generally be made, subject to applicable tax withholding, within 30 days of the applicable vesting date, subject to the holder’s continued employment with the surviving corporation through such date. Pursuant to the terms of the Equity Plan, each Parent Equity Cash Award will also become vested and payable in full if the holder’s employment is terminated on or within two years after the closing by the Parent, the surviving corporation or any affiliate without “cause” or by the holder for “good reason” (each as defined in the Equity Plan). Additionally, each Parent Equity Cash Award will also become vested and payable in full if the holder’s employment is terminated on or after the closing on account of the holder’s death or disability.
The following table sets forth, for our current and former executive officers and non-employee directors, the aggregate number and value of shares of Company common stock subject to outstanding Company RSU awards, in each case as of April 3, 2026.

Name	Company RSUs (#)	Value of Company RSUs ($)(1)
Current or Former Non-Employee Directors
Timothy M. Donahue	58,139	537,785.75
Robert P. MacInnis	—	—
Cheemin Bo-Linn	58,139	537,785.75
Michael K. Palmer	—	—
Jay M. Grossman	—	—
H. Paulett Eberhart	58,139	537,785.75
James Geisler	58,139	537,785.75
Andrew Frey	—	—
David Fuller	—	—
Current or Former Executive Officers
Ronald Totton	323,333	2,990,830.25

Name	Company RSUs (#)	Value of Company RSUs ($)(1)
Jack W. Kennedy Jr.	31,000	286,750.00
Anthony Bellomo	90,000	832,500.00
Jason Dietrich	—	—
Paul Holtz	—	—
Jared Deith	91,000	841,750.00
Bruce Gordon	215,000	1,988,750.00

(1)	Dollar values are calculated based on the merger consideration of $9.25 per share.
Treatment of Company Cash Awards
At the effective time, each Company Cash Performance Award will remain outstanding and remain eligible to vest based on actual achievement of the performance-based vesting requirements through the full performance period applicable to such award, subject to all applicable withholdings and the holder’s continued employment with the surviving corporation through the payment date. The determination of the actual achievement of the performance-based vesting requirements for each Company Cash Performance Award will be made by the surviving corporation in good faith and consistent with the Company’s historical practices in determining performance-based compensation and will be payable on the same terms, including vesting, acceleration and payment timing provisions, as were applicable to the award prior to the effective time. Pursuant to the terms of the Company Cash Performance Award agreements, in the event that the employment of a holder is terminated on or after the closing by the Parent, the surviving corporation or any affiliate without “cause” or by the holder for “good reason” (each as defined in the Equity Plan), such awards will remain outstanding and will be eligible to vest based on actual achievement of the performance-based vesting requirements through the full performance period applicable to such award, subject to the holder’s non-revocation of a release of claims in favor of the Company. Additionally, each Company Cash Performance Award will also remain outstanding and eligible if the holder’s employment is terminated on or after the closing on account of the holder’s death of disability. Payments in respect of any Company Cash Performance Award will generally be made, subject to applicable tax withholding, within 30 days following the determination of performance achievement.
At the effective time, each Company Cash Service Award will remain outstanding and eligible to vest on the same service-based vesting requirements applicable to such Company Cash Service Award as of immediately prior to the effective time, generally including any applicable vesting, acceleration and payment timing provisions. Payments in respect of the Company Cash Service Awards will generally be made, subject to applicable tax withholding, within 30 days of the applicable vesting date. Pursuant to the terms of the Company Cash Service Award , in the event that the holder’s employment with the Company is terminated on or after the closing by the Parent, the surviving corporation or any affiliate thereof without “cause” or by the holder for “good reason” (each as defined in the Equity Plan), such awards will become vested and payable in full, subject to the holder’s non-revocation of a release of claims in favor of the Company. Additionally, each Company Cash Service Award will also become vested and payable in full if the holder’s employment is terminated on or after the closing on account of the holder’s death or disability.
Retention Awards
In consideration of a Potential Transaction, in October 2025, the Company granted retention awards to certain key employees, including its executive officers (each, a “Retention Award”). The aggregate value of Retention Awards granted to the Company’s executive officers was $3.2 million. Eligibility to receive a Retention Award is subject to continued compliance with the terms of the participant’s employment agreement and continued employment with the Company or one of its subsidiaries through the 18-month anniversary of the grant date (the “Retention Period”). If a participant’s employment ends prior to the end of the Retention Period, the participant will forfeit the right to receive the Retention Award; provided, however, that if a participant’s employment is terminated by the Company without “cause” or, for executive officers of the Company, such participant resigns for “good reason” (in each case, as defined in the participant’s Retention Award letter), the Retention Award will become due and payable no later than 60 days after such termination without cause or resignation for good reason. Otherwise, the Retention Award will become due and payable no later than 60 days after the end of the Retention Period.

Employment Agreements
Each of Messrs. Totton, Kennedy, Bellomo, Deith and Gordon is party to an employment agreement with the Company (each an “Employment Agreement”). Under their respective Employment Agreements, an executive officer will be eligible for severance benefits if the executive officer’s employment is terminated by the Company without “cause” or by the executive officer for “good reason” (in each case, as defined in their respective Employment Agreements and at any time following a change in control) consisting of the following, in addition to accrued benefits:
•
payment of the executive officer’s base salary in effect immediately preceding the date of termination for the period equal to 12 months, payable in accordance with the established payroll practices of the Company (but no less frequently than monthly);

•
a prorated annual bonus for the fiscal year in which the termination occurs, calculated based on actual achievement and paid at the same time annual bonuses are generally paid to other executives for the relevant year;

•
continuation of any health care (medical, dental and vision) plan coverage provided to the executive and his dependents for up to 12 months (or cash payments in lieu of such benefits), provided that such continued coverage will terminate in the event the executive becomes eligible for coverage under another employer’s plans;

•
all unvested equity or equity-based awards in the Company or its affiliates that vest solely based on passage of time will automatically vest (for Mr. Gordon only, vesting of equity or equity-based awards that would have vested in the year of termination and the following calendar year); and

•	solely for Mr. Totton, payment of one year of outplacement services from an outplacement service provider of Mr. Totton’s choice, limited to $20,000 in total.
The receipt of the severance benefits described above is conditioned on the executive officer’s execution and non-revocation of a release of claims in favor of the Company. Pursuant to the Employment Agreements, while employed by the Company (or any subsidiary or affiliate of the Company) and during the 24-month period following termination (or, for Mr. Totton, a 12-month period if he is terminated by the Company without “cause” or resigns for “good reason”), each executive officer is subject to non-competition and non-solicitation of customers and employees covenants, as well as a perpetual confidentiality covenant. Based on the assumptions described below under “Quantification of Potential Payments and Benefits” the estimated aggregate value of the severance benefits that the executive officers who are not named executive officers would receive under the Employment Agreements upon a qualifying termination of employment following the effective time is $3,470,324.
Arrangements with Parent
Prior to the effective time, the Company’s directors or executive officers may enter into discussions with Parent or its affiliates regarding future compensation arrangements. As of the date of this proxy statement, none of the Company’s directors or executive officers has entered into any such agreement, arrangement or understanding with Parent or any of its affiliates regarding employment, or providing for any compensation or benefits, following the effective time, and the merger is not conditioned upon any such agreement, arrangement or understanding being entered into.
Quantification of Potential Payments and Benefits
In accordance with Item 402(t) of Regulation S-K, the table below sets forth for each of the Company’s named executive officers estimates of the amounts of compensation that are payable in connection with or otherwise relate to the merger.
The Company stockholders are being asked to approve, on a non-binding, advisory basis, such compensation. Because the vote to approve such compensation is advisory only, it will not be binding on either the Company, the Board, Parent or the surviving corporation. Accordingly, if the merger agreement proposal is approved by the Company stockholders and the merger is consummated, the compensation will be payable regardless of the outcome of the vote to approve such compensation, subject only to the conditions applicable thereto, which are described in this proxy statement.

Please note that the amounts indicated below are estimates based on the material assumptions described in the notes to the table below, which may or may not actually occur. Some of these assumptions are based on information currently available and, as a result, the actual amounts, if any, that may become payable to a named executive officer may differ in material respects from the amounts set forth below. Furthermore, for purposes of calculating such amounts, we have assumed:
•	a closing date of the merger on April 3, 2026 (which is the latest practicable date prior to the filing of this proxy statement) (the “Assumed Closing Date”);
•
the employment of each named executive officer is terminated by the Company or one of its subsidiaries without “cause” or by the named executive officer for “good reason” (each such term as defined in the applicable Employment Agreement), in either case, on the Assumed Closing Date;

•	the value of the accelerated vesting of any equity award is calculated based on a price per share of Company common stock equal to the merger consideration of $9.25; and
•	no additional grants or forfeitures of Company RSUs or long-term cash awards.
Golden Parachute Compensation

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Other ($)(4)	Total ($)(5)
Ronald Totton	713,424.66	2,990,830.25	43,472.72	1,388,890.00	5,136,617.63
Jack W. Kennedy Jr.	457,780.82	286,750.00	13,348.56	550,000.00	1,307,879.38
Jared Deith	475,616.44	841,750.00	22,385.00	750,000.00	2,067,366.44

(1)
The amounts shown in this column represent the estimated value of the cash severance each executive is eligible to receive upon a termination without “cause” or for “good reason” (as defined in each named executive officer’s Employment Agreement) on the Assumed Closing Date, and consists of (i) one times the named executive officer’s base salary and (ii) a pro-rated annual bonus for the year of termination based on actual performance (assuming, for purposes of this quantification, actual performance at target). The cash severance is “double-trigger” (i.e., triggered by a change in control for which payment is conditioned upon the executive officer’s termination without cause or resignation for good reason at any time following the change in control). See “-Employment Agreements” above for additional details.

The estimated amount of each such payment is shown in the following table:

Name	Base Salary Severance ($)	Pro-Rata Bonus($)
Ronald Totton	600,000.00	113,424.66
Jack W. Kennedy Jr.	385,000.00	72,780.82
Jared Deith	400,000.00	75,616.44

(2)
The amounts shown in this column represent the estimated aggregate value of the executive’s unvested Parent Equity Cash Award that would accelerate in connection with a qualifying termination of employment on the Assumed Termination Date. As described in the section entitled “— Treatment of Company Equity Awards” at the effective time, each Company RSU will be cancelled in exchange for a Parent Equity Cash Award equal to the merger consideration multiplied by the number of shares subject to such Company RSU. The equity acceleration is “double-trigger” (i.e., triggered by a change in control for which payment is conditioned upon the executive officer’s termination without cause or resignation for good reason during the remaining vesting period following the change in control).

The following table quantifies the number of shares of Company common stock subject to unvested Company RSUs held by the named executive officers and quantifies the value of such awards based on the merger consideration. Depending on when the effective time occurs, certain equity awards shown in the table may vest in accordance with their terms prior to the effective time.

Name	Accelerated Company RSUs (#)	Value of Accelerated Company RSUs ($)
Ronald Totton	323,333	2,990,830.25
Jack W. Kennedy Jr.	31,000	286,750.00
Jared Deith	91,000	841,750.00

(3)
The amounts shown in this column represent an estimate of the value of continued health benefits that would be provided to a named executive officer following a qualifying termination and, for Mr. Totton only, the maximum $20,000 value of the outplacement services, as described more fully in the section entitled “— Employment Agreements.” As described under “—Employment Agreements,” each named executive officer is entitled to receive continued health benefits until the one-year anniversary of termination and Mr. Totton is entitled to receive outplacement services. Each named executive officer’s continued health benefits and Mr. Totton’s outplacement benefits are “double-trigger,” as such payments will not be payable solely as a result of the occurrence of the effective time, but would also require a qualifying termination of employment.
(4)
The amounts shown in this column represent the value of the Company Cash Performance Awards, the Company Cash Service Awards and the Retention Awards as more fully described in the sections entitled “— Treatment of Company Cash Awards” and “— Retention Awards.” Upon a qualifying termination of employment following a change in control, these awards will vest. Such payments are “double-trigger” benefits.

The following table quantifies the value of the outstanding Company Cash Performance Awards, Company Cash Service Awards and Retention Awards held by the named executive officers. For the purposes of this quantification, the value of the Company Cash Performance Awards was calculated assuming that actual performance is equal to target performance.

Name	Company Cash Performance Awards ($)	Company Cash Service Awards ($)	Retention Awards ($)
Ronald Totton	833,334.00	155,556.00	400,000.00
Jack W. Kennedy Jr.	320,000.00	80,000.00	150,000.00
Jared Deith	420,000.00	80,000.00	250,000.00

(5)
This column shows the sum of the estimated value of (i) the cash severance the executive is eligible to receive upon a termination without “cause” or for “good reason,” (ii) the executive’s unvested Parent Equity Cash Award that would accelerate in connection with a qualifying termination of employment, (iii) the continued health benefits that would be provided to the executive following a qualifying termination, and (iv) the Company Cash Performance Awards, the Company Cash Service Awards and the Retention Awards the executive would receive following a qualifying termination (assuming performance at target). All such payments are “double trigger” benefits. None of them are payable solely as a result of the occurrence of the effective time.

Director and Officer Indemnification
Pursuant to the terms of the merger agreement, present and former members of the Board and officers of the Company will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies following the merger. For a more detailed description of the provisions of the merger agreement relating to director and officer indemnification, please see the section of this proxy statement entitled “The Merger Agreement — Indemnification and Insurance” beginning on page 100.
Material U.S. Federal Income Tax Consequences of the Merger
The following is a general discussion of certain anticipated material U.S. federal income tax consequences to U.S. holders and non-U.S. holders (each as defined below) with respect to the disposition of Company common stock in exchange for cash pursuant to the merger. This discussion is for general informational purposes only, does not constitute tax advice and is not intended to be a complete analysis or description of all potential U.S. federal income tax consequences of the merger and does not address consequences to holders of Company equity awards, including Company RSUs. This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), court decisions and published rulings of the Internal Revenue Service (the “IRS”), each as in effect as of the date of this proxy statement, all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such change or varying interpretation could affect the accuracy of the statements and conclusions set forth herein. This discussion is not binding on the IRS or a court and there can be no assurance that the tax consequences described in this discussion will not be challenged by the IRS or that they would be sustained by a court if so challenged. No ruling has been or will be sought from the IRS, and no opinion of counsel has been or will be rendered, as to the U.S. federal income tax consequences of the merger.
This discussion is limited to holders of Company common stock who hold their shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of Company common stock in light of such holder’s particular circumstances, nor does it discuss any special considerations applicable to holders of Company common stock subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions, broker-dealers, mutual funds, partnerships, S corporations or other pass-through entities and their partners, members or owners, governmental entities, tax-exempt organizations, retirement or other tax-deferred accounts, insurance companies, dealers in securities or non-U.S. currencies, traders in securities who elect mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, U.S. expatriates, holders subject to special rules applicable to former citizens or residents of the United States, hybrid entities, holders of Company RSUs, holders who acquired their shares of Company common stock as a result of the exercise of options, vesting of units or otherwise as compensation, holders subject to any alternative minimum tax, holders who hold their shares of Company common stock as part of a hedge, straddle, constructive sale, conversion transaction or other integrated or risk reduction transaction, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, holders of any class of stock other than Company common stock, real estate investment trusts, regulated investment companies, holders who prepare an “applicable financial statement” (as defined in Section 451 of the Code), holders who own or have owned (directly, indirectly or constructively) 5% or more of the Company common stock (by vote or value) at any time, holders that exercise appraisal rights, and any of the Rollover Stockholders and their respective affiliates, and any person that actually or constructively holds an interest in any of them. In addition, this discussion does not address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction or U.S. federal non-income tax consequences (e.g., the federal estate or gift tax or the application of the Medicare tax on net investment income under Section 1411 of the Code) or any treaty. This discussion does not address the impact of Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”). This discussion does not address the tax consequences of any transaction other than the merger.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Company common stock, the tax treatment of a person treated as a partner in such partnership generally will depend on the status of the partner and activities of the partnership. If you are a partner of a partnership for U.S. federal income tax purposes that holds Company common stock, you should consult your own tax advisor.
All holders should consult their own tax advisors to determine the particular tax consequences of the merger and related transactions to them (including the application and effect of any state, local or non-U.S. income and other tax laws or any tax treaty, or any changes in such laws or treaties).
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Company common stock, that is (or is treated as), for U.S. federal income tax purposes:
•	an individual citizen or resident of the United States;
•
a corporation (including any entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons, within the meaning of Section 7701(a)(30) of the Code, have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source.
A “non-U.S. holder” is a beneficial owner (other than a partnership or an entity or arrangement classified as a partnership) of Company common stock that is not a U.S. holder.
U.S. Holders
The receipt of cash in exchange for Company common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes on the exchange equal to the difference, if any, between the amount of cash received pursuant to the merger and such U.S. holder’s adjusted tax basis in the shares of Company common stock converted into cash pursuant to the merger. Such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if the holder’s holding period for such shares exceeds one year as of the date of the merger. Long-term capital gains of certain non-corporate U.S. holders, including individuals, are generally eligible for a reduced rate of U.S. federal income taxation. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of Company common stock at different times or at different prices, such U.S. holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of Company common stock.
A U.S. holder may, under certain circumstances, be subject to information reporting and backup withholding (currently at a rate of 24%) with respect to the cash received pursuant to the merger, unless such holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules (generally, by furnishing a properly completed and executed IRS Form W-9 to the applicable withholding agent). Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules can be refunded or credited against a U.S. holder’s U.S. federal income tax liability, if any, provided that such U.S. holder furnishes the required information to the Internal Revenue Service in a timely manner.
Non-U.S. Holders
Any gain recognized on the receipt of cash pursuant to the merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:
•
the gain is effectively connected with the conduct of a trade or business by such non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or a fixed base in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such gain in the same manner as a U.S. holder and, if the non-U.S. holder is a non-U.S. corporation, such non-U.S. holder may also be subject to branch profits tax at the rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on its effectively connected earnings and profits, subject to certain adjustments;

•
the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met, in which case the non-U.S. holder generally will be subject to tax at a 30% rate (or a lower applicable income tax treaty rate) on any gain derived from the disposition of the Company common stock pursuant to the merger (other than gain effectively connected with a U.S. trade or business), which may be offset by U.S. source capital losses of the non-U.S. holder, if any, provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses; or

•
the Company common stock constitutes a “United States real property interest” (“USRPI”) for U.S. federal income tax purposes under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) by reason of its status as a U.S. real property holding corporation (“USRPHC”).

If shares of Company common stock constitute USRPIs under FIRPTA by reason of its status as a USRPHC, the tax consequences to a non-U.S. holder will depend upon whether the Company common stock is regularly traded on an established securities market and the amount of such stock that is held by the non-U.S. holder. The Company believes that its common stock is regularly traded on an established securities market in the United States within the meaning of FIRPTA and the applicable Treasury Regulations. If the Company common stock is so traded, a non-U.S. holder of Company common stock will generally not be treated as owning a USRPI if such holder has not owned, actually or constructively, more than 5% of the Company common stock at any time within the last five years. Generally, a corporation is a USRPHC if the fair market value of its USRPIs equals or exceeds 50% of the sum of the fair market value of its worldwide property interests plus certain other assets used or held for use in a trade or business. The Company does not believe that as of the date of this information statement, nor for any of the five tax years preceding this information statement, it is or has been a USRPHC. The Company does not anticipate becoming a USRPHC prior to the Merger. Because the determination of whether the Company is a USRPHC depends on the fair market value of the Company’s real property interests and other business assets, there can be no assurance that the Company currently is not a USRPHC or has not been a USRPHC in the past or will not become a USRPHC prior to the consummation of the merger. Non-U.S. holders should consult their own tax advisors regarding the particular tax consequences of their Company common shares being treated as a USRPI within the meaning of FIRPTA.
If a non-U.S. holder’s gain on the receipt of cash in exchange for Company common stock pursuant to the merger were subject to taxation under FIRPTA, such non-U.S. holder would be required to file a U.S. federal income tax return and would generally be subject to regular U.S. federal income tax with respect to such gain in the same manner as a taxable U.S. holder. In addition, if the receipt of cash in exchange for Company common stock were subject to taxation under FIRPTA, and if, contrary to expectations, shares of Company common stock were not regularly traded on an established securities market within the meaning of FIRPTA and the applicable Treasury Regulations, any cash proceeds payable to such non-U.S. holder in respect of its shares of Company common stock would be subject to U.S. federal tax withholding at a rate of 15% (or a lower applicable income tax treaty rate).
Non-U.S. holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances, including the consequences that could result if the Company is or were to become a USRPHC and the procedures for claiming treaty benefits or otherwise establishing an exemption from U.S. withholding tax with respect to any portion of the cash consideration payable to them pursuant to the merger.
A non-U.S. holder will be subject to information reporting and, in certain circumstances, backup withholding with respect to the cash received by such holder pursuant to the merger, unless such non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such holder otherwise establishes an exemption from backup withholding. In general, a non-U.S. holder will not be subject to backup withholding with respect to cash payments to the non-U.S. holder pursuant to the merger if the non-U.S. holder has provided an Internal Revenue Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E, as applicable (or an Internal Revenue Service Form W-8ECI if the non-U.S. holder’s gain is effectively connected with the conduct of a U.S. trade or business). Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. holder’s U.S. federal income tax liability, if any, provided that such non-U.S. holder furnishes the required information to the Internal Revenue Service in a timely manner.
This discussion of material U.S. federal income tax consequences is not tax advice. Holders of Company common stock should consult their tax advisors with respect to the particular tax consequences to them of the merger and any related transactions, including the applicability and effect of any federal estate or gift tax rules, alternative minimum tax and any U.S. state or local, non-U.S. or other tax laws and of changes in those laws.
Regulatory Approvals in Connection with the Merger
Each of the parties to the merger agreement intends to, and has obligations to, use reasonable best efforts to obtain any consent, authorization, approval, order, waiting period expiration or termination from, or exemption by, any governmental entity necessary to be obtained prior to the effective time and the Company and Parent intend to make all required filings as promptly as practicable, in each case, as described in the section of this proxy statement entitled “The Merger Agreement — Reasonable Best Efforts.” The Company and Parent currently believe that the necessary regulatory approvals will be obtained by the second or third quarter of 2026; however, there can be no assurances that such approvals will be obtained in accordance with this timing or at all.
HSR Act Clearance
Consummation of the merger is subject to the requirements of the HSR Act and the rules promulgated by the FTC, which prevent transactions such as the merger from being consummated until (i) Notification and Report Forms are filed with the DOJ and FTC and (ii) the applicable waiting period is terminated early or expires.
At any time before or after consummation of the merger, notwithstanding the termination or expiration of the waiting period under the HSR Act, the DOJ or FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the merger, seeking divestiture of substantial assets of the parties or requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights. At any time before or after the consummation of the merger, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot be certain that a challenge to the merger will not be made or that, if a challenge is made, we will prevail.
The Parties filed their respective forms under the HSR Act on March 26, 2026. The HSR waiting period was earlier terminated on April 15, 2026.
Australian Competition and Consumer Commission Approval
Consummation of the merger is subject to Section 50 of the Competition and Consumer Act 2010 (Cth) (the “CCA”), which prohibits the acquisition of shares or assets that would have the effect, or be likely to have the effect, of substantially lessening competition in any Australian market. The ACCC is responsible for enforcing Section 50 of the CCA. Parent and the Company filed a waiver application of the CCA with the ACCC on April 1, 2026, which the ACCC granted on April 22, 2026, satisfying this condition to closing.

CFIUS Clearance
Consummation of the merger is also subject to receipt of approval from CFIUS, which, pursuant to Section 721 of the DPA, has authority over national security reviews and, where appropriate, investigations of transactions in which a foreign person or entity acquires control of a U.S. business (a “covered transaction”). The parties submitted a draft joint voluntary notice to CFIUS on March 26, 2026, submitted the final notice on April 24, 2026, and CFIUS accepted the final notice on May 13, 2026
CFIUS’s review of a covered transaction is subject to an initial 45 day review period that may be followed by an additional 45 day investigation period. Both the initial review period and the investigation period may be suspended if the parties fail to respond promptly to additional questions or requests from CFIUS. As a result of its review or investigation, CFIUS may determine that the acquisition is not a covered transaction; may conclude that the covered transaction presents no unresolved national security concerns; may propose mitigation terms to resolve any national security concerns presented by the covered transaction; may send a report to the President of the United States recommending that the merger be suspended or prohibited; or may send a report notifying the President of the United States that CFIUS cannot agree on a recommendation related to the covered transaction. In some circumstances, CFIUS may allow the parties to withdraw and refile the notice if additional time is needed to reach a conclusion, which would restart the statutory review and/or investigation period. Should CFIUS send a report to the President of the United States, the President of the United States then has 15 days to decide whether to block the merger or to take other action.
Under the terms of the merger agreement, consummation of the merger is subject to the satisfaction or waiver of the condition that one of the following will have occurred prior to the closing of the merger: (i) the parties have received written notice that CFIUS has concluded that the transactions contemplated by the merger agreement are not a “covered transaction” (as such term is defined in CFIUS’ regulations); (ii) the parties have received written notice that all action under the DPA with respect to the merger and the other transactions contemplated by the merger agreement has been concluded and there are no unresolved national security concerns with respect to the merger and the other transactions contemplated by the merger agreement; or (iii) the President of the United States shall have announced a decision not to take any action to suspend, prohibit or place any limitations on the merger or the time permitted for such action under the DPA shall have expired without any such action being threatened, announced or taken.
Additional Approvals
The Company and Parent intend to make all required filings under the Exchange Act relating to the merger and obtain all other approvals and consents that may be necessary to give effect to the merger.
Delisting and Deregistration of Company Common Stock
If the merger is consummated, there will be no further market for the shares of Company common stock, and the surviving corporation will cause the shares of Company common stock to be de-listed from NYSE and de-registered under the Exchange Act as promptly as practicable following the effective time, and, prior to the effective time, the Company will reasonably cooperate with Parent with respect thereto.
Litigation Relating to the Merger and the Transactions Contemplated Thereby
Lawsuits may be filed against the Company, the Board or the Company’s officers in connection with the merger or the transactions contemplated by the merger agreement, which could prevent or delay consummation of the merger and result in substantial costs to the Company, including any costs associated with indemnification obligations of the Company. As of the date of the preliminary version of this proxy statement, no such lawsuits have been filed.
Provisions for Disinterested Stockholders
No provision has been made to grant the Disinterested Stockholders access to the corporate files of the Company, any other party to the merger agreement or any of their respective affiliates or to obtain counsel or appraisal services at the expense of the Company or any other such party or affiliate.
Accounting Treatment
It is anticipated that Parent will be considered the acquiror for accounting purposes. The accounting, however, is preliminary and subject to change.

DEFINITIONS
Defined Terms
Unless stated otherwise, whenever used in this proxy statement, the following terms have the meaning set forth below:
“Abry” means Abry Partners, LLC, Abry Partners II, LLC and/or certain of their respective controlled funds.
“Abry Entities” means ABRY Partners VII, L.P., ABRY Partners VII Co-Investment Fund, L.P., ABRY Investment Partnership, L.P., ABRY Senior Equity IV, L.P. and ABRY Senior Equity Co-Investment Fund IV, L.P.
“Additional Rollover Agreements” means rollover or reinvestment arrangements with any direct or indirect holder of common stock of the Company and/or Company Warrants entered into from and after the date of the merger agreement until the 15th business day after the date of the merger agreement.
“Additional Rollover Stockholders” means such holders who execute Additional Rollover Agreements.
“Affiliate” means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with a second Person, provided each Guarantor and its controlled Affiliates shall be deemed Affiliates of Parent and Merger Sub. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.
“Backstop Notes” means the 5.50% Exchangeable Senior Notes due 2028, issued to a lender and its affiliates by KORE Wireless Group, Inc. and guaranteed by the Company, in an aggregate principal amount of $120.0 million.
“Backstop Notes Indenture” means that certain Amended and Restated Indenture, dated as of November 15, 2021, by and among the Company, KORE Wireless Group, Inc. and Wilmington Trust, National Association.
“Company” means KORE Group Holdings, Inc., a Delaware corporation.
“Company Warrants” means the Penny Warrants, Private Placement Warrants and Public Warrants.
“Disinterested Stockholders” means all holders of outstanding shares of the Company’s common stock other than (a) Searchlight IV KOR, L.P. and its Affiliates, (b) Abry Partners, LLC and its Affiliates, (c) the other Rollover Stockholders, (d) all Persons that the Company has determined to be “officers” of the Company within the meaning of Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended, and (e) all members of the Company Board who are affiliated with Searchlight or Abry or any of the other Rollover Stockholders.
“Equity Investors” means Searchlight Capital IV, L.P., a Cayman Islands exempted limited partnership, Searchlight Capital IV PV-A, L.P., a Cayman Islands exempted limited partnership, and Searchlight Capital IV PV-B, L.P., an Ontario limited partnership.
“Existing Credit Document” means that certain Credit Agreement, dated as of November 9, 2023 by and among KORE Wireless Group Inc., the Company, King LLC Merger Sub LLC (as successor to Maple Intermediate Holdings Inc.), WhiteHorse Capital Management, LLC and the lenders party thereto (and as amended, supplemented, waived or otherwise modified from time to time prior to the date of the merger agreement).
“Guarantors” means Searchlight Capital IV, L.P., a Cayman Islands exempted limited partnership, Searchlight Capital IV PV-A, L.P., a Cayman Islands exempted limited partnership, and Searchlight Capital IV PV-B, L.P., an Ontario limited partnership.
“Merger Sub” means KONA Merger Sub Co., a Delaware corporation and a wholly owned subsidiary of Parent.
“NYSE” means the New York Stock Exchange.
“Parent” means KONA Parent L.P., a Delaware limited partnership.
“Penny Warrants” means the warrants issued by the Company to Searchlight IV KOR, L.P. on November 15, 2023, and December 13, 2023.

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, governmental authority or other entity of any kind or nature.
“Private Placement Warrants” means the warrants to purchase one share of the common stock of the Company at an adjusted exercise price of $57.50 per share, subject to further adjustment, on the terms and conditions set forth in the Warrant Agreement, issued by the Company to Affiliates of Cerberus Telecom Acquisition Corp. pursuant to the Private Placement Units Purchase Agreement by and between Cerberus Telecom Acquisition Corp. and Cerberus Telecom Acquisition Holdings, LLC, dated as of October 21, 2020.
“Public Warrants” means the warrants to purchase one share of the common stock of the Company at an exercise price of $57.50 per share, subject to adjustment, on the terms and conditions set forth in the Warrant Agreement, other than the Private Placement Warrants.
“Rollover Agreements” means a voting, support and rollover agreement, on terms mutually agreeable among Parent and the parties to such agreement, entered into by and among Parent, the Company and certain of the Company’s stockholders concurrently with the execution and delivery the merger agreement and following the date of the merger agreement with one or more of the Company’s other stockholders.
“Rollover Stockholders” means (a) certain affiliates of Searchlight and Abry that executed Rollover Agreements and (b) the Additional Rollover Stockholders.
“Searchlight” means Searchlight IV KOR, L.P., a Delaware limited partnership.
“Searchlight Capital” means Searchlight Capital Partners, L.P.
“Searchlight Entities” means Parent, Merger Sub, Searchlight Capital, and Searchlight.
“Searchlight Persons” means the Searchlight Entities and Andrew Frey.
“Special Committee” means the special committee consisting of only independent and disinterested members of the Board with the power and authority to, among other things, review, evaluate, negotiate, and recommend a Potential Transaction and the Company’s alternatives thereto (including whether the Company should remain a stand-alone entity).

THE MERGER AGREEMENT
Explanatory Note Regarding the Merger Agreement
The following summarizes certain material provisions of the merger agreement. This summary does not purport to be complete, may not contain all of the information about the merger agreement that is important to you, and is qualified in its entirety by the full merger agreement, as attached to this proxy statement as Annex A. We recommend that you read the merger agreement carefully and in its entirety, as the rights and obligations of the parties are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement.
The merger agreement is included with this proxy statement only to provide you with information regarding the terms of the merger agreement and is not intended to provide you with any factual information regarding the Company, Parent, Merger Sub or their respective subsidiaries, affiliates or businesses or to modify or supplement any factual disclosures about us contained in this proxy statement or in our public reports filed with the SEC. In particular, the merger agreement and this summary are not intended to be, and should not be relied upon as, disclosures regarding the actual state of any facts and circumstances relating to the Company. The merger agreement contains representations, warranties and covenants by each of the parties to the merger agreement. These representations, warranties and covenants have been made solely for the benefit of the parties to the merger agreement and:
•	have been made only for purposes of the merger agreement;
•	have been qualified by certain documents filed with, or furnished to, the SEC by the Company on and after January 1, 2024 and prior to February 26, 2026;
•	have been qualified by confidential disclosures made by the Company and Parent in connection with the merger agreement, which disclosures are not reflected in the merger agreement itself;
•	may be subject to materiality qualifications contained in the merger agreement that may differ from what may be viewed as material by investors; and
•
were made only as of February 26, 2026 or such other date as is specified in the merger agreement; and have been included in the merger agreement for the purpose of allocating risk between the Company, on the one hand, and Parent and Merger Sub, on the other hand, rather than establishing matters as facts.

You should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Merger Sub or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed (and may continue to change) after February 26, 2026, which subsequent developments or new information may or may not be fully reflected in the Company’s public disclosures. In addition, you should not rely on the covenants in the merger agreement as actual limitations on the respective businesses of the Company, Parent or Merger Sub because the parties may take certain actions that are either expressly permitted pursuant to confidential disclosures made by the Company and Parent or as otherwise consented to by the appropriate party, which consent may be given without notice to the public.
Accordingly, the representations, warranties, covenants and other provisions of the merger agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement. The Company will provide additional disclosure in its public reports of any material information necessary to provide Company stockholders with a materially complete understanding of the disclosures relating to the merger agreement. See “Where You Can Find Additional Information” beginning on page 136 of this proxy statement.
Effects of the Merger
Upon the terms and subject to the conditions set forth in the merger agreement, at the effective time, Merger Sub will be merged with and into the Company, the separate corporate existence of Merger Sub will thereupon cease, and the Company will be the surviving corporation in the merger and a subsidiary of Parent.

Closing and Effective Time of the Merger
Unless Parent and the Company mutually agree in writing otherwise, the closing of the merger will take place at 9 a.m., Eastern Time, on the third business day following the satisfaction or waiver (to the extent permitted by applicable law and the merger agreement) of the applicable conditions set forth in the merger agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions at the closing).
On the closing date, Parent and the Company will cause all necessary documentation including a certificate of merger to be executed and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and will make all other filings required under the DGCL. The merger will become effective at the time the certificate of merger is duly filed with the Secretary of State of the State of Delaware, or such later date and time as is agreed upon by the parties and specified in the certificate of merger.
At the effective time, the certificate of incorporation of the Company will be amended and restated in the form agreed by Parent and the Company and set forth as Exhibit B to the merger agreement, and, as so amended and restated, will be the certificate of incorporation of the surviving corporation until thereafter amended as provided therein or by applicable law. At the effective time, the bylaws of the Company will be amended and restated in their entirety to read as the bylaws of Merger Sub read immediately prior to the effective time (except that references to Merger Sub’s name shall be replaced with references to the name of the Company) until thereafter changed or amended as provided therein or by applicable law.
The Company and Parent currently expect to consummate the merger during the second or third quarter of 2026, subject to receipt of the Requisite Company Stockholder Approval and the required regulatory approvals and the satisfaction or waiver (to the extent permitted by applicable law) of the other conditions to the merger described under the section entitled “— Conditions of the Merger” below. For additional information, please see the section of this proxy statement entitled “Special Factors — Regulatory Approvals in Connection with the Merger” beginning on page 81.
Directors and Officers of the Surviving Corporation
The directors of Merger Sub immediately prior to the effective time will be the directors of the surviving corporation immediately following the effective time, until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the certificate of incorporation and the bylaws of the surviving corporation.
The officers of the Company immediately prior to the effective time will be the officers of the surviving corporation until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the certificate of incorporation and bylaws of the surviving corporation.
Consideration To Be Received in the Merger
Treatment of Company Common Stock
The merger agreement provides that, at the effective time, each share of Company common stock issued and outstanding immediately prior to the effective time, other than the Excluded Shares, will be converted automatically into the right to receive $9.25 per share (the “merger consideration”), in cash, without interest, subject to any applicable tax withholding. At the effective time, all such shares of Company common stock will no longer be outstanding and will be automatically cancelled and will cease to exist, and will thereafter represent only the right to receive the merger consideration to be paid in consideration therefor.
If, between February 26, 2026 and the effective time, any change in the outstanding shares of Company common stock or securities convertible or exchangeable into or exercisable for shares of Company common stock occurs as a result of any reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, exchange, subdivision, combination or other similar transaction, the merger consideration will be equitably adjusted to provide the holders of Company common stock the same economic effect as contemplated by the merger agreement prior to such event.
Excluded Shares
Any shares of Company common stock that are held by the Company as treasury stock and not held on behalf of third parties, and any shares of Company common stock and Penny Warrants owned by Parent or Merger Sub, in each case, that are issued and outstanding immediately prior to the effective time, shall, without any action on the part of the holder of such shares of Company common stock, cease to exist, cease to be outstanding, and be automatically cancelled without payment of any consideration therefor or any conversion thereof. Any shares of Company common stock that are held by any direct or indirect wholly owned subsidiary of the Company that are issued and outstanding immediately prior to the effective time, shall, without any action on the part of the holder of such shares of Company common stock, be automatically converted into such number of common shares of the surviving corporation so as to maintain relative ownership percentages.
All such shares, along with Dissenting Shares (as defined below) are collectively referred to as “Excluded Shares.”
Rollover Shares and Rollover Warrants
Concurrently with the execution of the merger agreement, certain stockholders of the Company entered into rollover agreements with Parent and the Company pursuant to which, immediately prior to the effective time, such Rollover Stockholders will contribute to Parent or an affiliate of Parent (i) a specified number of shares of Company common stock (the “Rollover Shares”) and (ii) the Penny Warrants (in the case of Searchlight), in exchange for equity interests in Parent or such affiliate, on the terms set forth in such rollover agreements.
At the effective time, the Rollover Shares and any unexercised Penny Warrants will be cancelled for no consideration in the merger.
Treatment of Series A Preferred Stock
Each share of the Company’s Series A-1 Preferred Stock, will remain issued and outstanding in accordance with the terms of the Certificate of Designations of Preferences, Rights and Limitations for the Series A-1 Preferred Stock, and shall represent shares of Series A-1 Preferred Stock of the surviving corporation on such terms.
Treatment of Company Equity Awards and Cash Awards
Company RSUs
At the effective time, each Company RSU granted under the Company’s Equity Plan that is outstanding immediately prior to the effective time will be automatically converted into a Parent Equity Cash Award equal to the product of (i) the number of shares of common stock corresponding to such Company RSUs immediately prior to the effective, multiplied by (ii) the merger consideration. Each Parent Equity Cash Award will remain outstanding after the effective time and will otherwise continue to be subject to the same terms and conditions as applied to the corresponding Company RSU immediately prior to the effective time, including any vesting, acceleration and payment timing provisions. Notwithstanding the foregoing, each Parent Equity Cash Award will become vested and payable in full if, and at such time, the holder’s employment is terminated after the effective time by the surviving corporation without “cause”, by the holder for “good reason” (each as defined in the Equity Plan) or on account of the holder’s death or disability.
Company Cash Awards
At the effective time, each Company Cash Performance Award will remain outstanding and remain eligible to vest based on actual achievement of the performance-based vesting requirements through the full performance period applicable to such award, subject to all applicable withholdings and the holder’s continued employment with the surviving corporation through the payment date. The determination of the actual achievement of the performance-based vesting requirements for each Company Cash Performance Award will be made by the surviving corporation in good faith and consistent with the Company’s historical practices in determining performance-based compensation and will be payable on the same terms, including vesting, acceleration and payment timing provisions, as were applicable to the award prior to the effective time. In the event that the employment of a holder of a Company Cash Performance Award is terminated on or after the closing by the Parent, the surviving corporation or any affiliate without “cause,” by the holder for “good reason” (each as defined in the Equity Plan) or on account of the holder’s death or disability, such awards will remain outstanding and will be eligible to vest based on actual achievement of the performance-based vesting requirements through the full performance period applicable to such award. Payments in respect of any Company Cash Performance Award will generally be made within 30 days following the determination of performance achievement.

At the effective time, each Company Cash Service Award will remain outstanding and eligible to vest on the same service-based vesting terms and conditions applicable to such Company Cash Service Award as of immediately prior to the effective time, generally including any applicable vesting, acceleration and payment timing provisions. Payments in respect of the Company Cash Service Awards will generally be made, subject to applicable withholdings, within 30 days of the applicable vesting date. Each Company Cash Service Award will become vested and payable in full if the holder’s employment is terminated on or after the closing by the Parent, the surviving corporation or any affiliate there without “cause,” by the holder for “good reason” (each as defined in the Equity Plan) or on account of the holder’s death or disability; in such case, payment in respect of the Company Cash Service Award will be payable at the time of the holder’s termination of employment.
Treatment of Company Warrants
Each Company Warrant (other than the Penny Warrants) that has not been exercised as of the effective time shall remain outstanding in accordance with its terms after the effective time.
Payment for Securities; Surrender of Certificates
Prior to the effective time, Parent will appoint the Company’s transfer agent or another bank or trust company reasonably acceptable to the Company to serve as the paying agent for purposes of effecting the payment of the merger consideration in connection with the transactions contemplated by the merger agreement and will enter into an agreement reasonably acceptable to the Company relating to the paying agent’s responsibilities.
At or prior to the effective time, Parent will deposit, or cause to be deposited, with the paying agent the aggregate merger consideration to which holders of shares of Company common stock will be entitled at the effective time. In the event such deposited funds are insufficient to make the payments for the purposes of effecting the payment of the merger consideration, Parent will or will cause the surviving corporation to promptly replace or restore the cash in the payment fund so as to ensure that the payment fund is at all times maintained at a level sufficient for the paying agent to make all payments of merger consideration in accordance with the merger agreement.
Parent and the Company shall cooperate to establish procedures with the paying agent, The Depository Trust Company (“DTC”), DTC’s nominees and such other necessary or desirable third-party intermediaries to ensure that the paying agent will transmit to DTC or its nominees as promptly as practicable after the effective time, upon surrender of shares of Company common stock held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the paying agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the merger consideration to which the beneficial owners thereof are entitled to receive as a result of the merger.
Upon surrender to the paying agent of shares of Company common stock that (A) are not held through DTC, by book receipt of an “agent’s message” in customary form by the paying agent in connection with the surrender of shares of Company common stock (or such other reasonable evidence, if any, of surrender with respect to such shares of Company common stock, as the paying agent may reasonably request), and (B) are shares of Company common stock held, directly or indirectly, through DTC, in accordance with DTC’s customary surrender procedures and such other procedures as agreed to by the Company, Parent, the paying agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the holder of such shares of Company common stock shall be entitled to receive in exchange therefor, and Parent shall cause the paying agent to deliver to each such holder, as promptly as reasonably practicable after the effective time, by wire transfer or a check in the amount (after giving effect to any applicable tax withholdings) of cash that such holder has the right to receive pursuant to the merger agreement.
No interest will be paid or accrued on any amount payable upon surrender of any shares of Company common stock.
Payment of the merger consideration with respect to shares of Company common stock shall only be made to the Persons in whose name such shares of Company common stock are registered in the stock transfer records of the Company.
HOLDERS OF STOCK CERTIFICATES SHOULD NOT FORWARD THEIR STOCK CERTIFICATES TO THE PAYING AGENT WITHOUT A LETTER OF TRANSMITTAL AND SHOULD NOT RETURN THEIR STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD.

Transfers
At the effective time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the surviving corporation of the shares of Company common stock that were outstanding immediately prior to the effective time. From and after the effective time, there shall be no transfers on the stock transfer books of the Company of the shares of Company common stock that were outstanding immediately prior to the effective time. If, after the effective time, any acceptable evidence of a share of Company common stock is presented to the surviving corporation, Parent or the Paying Agent for transfer, it shall be cancelled and exchanged for the cash amount in immediately-available funds to which the holder thereof is entitled to receive as a result of the merger.
Termination of Payment Fund
Any portion of the payment fund (including the proceeds of any investments of the payment fund) that remains unclaimed by, or otherwise undistributed to, the holders of shares of Company common stock by the nine-month anniversary of the effective time shall be delivered to Parent or an affiliate thereof designated by Parent. Any holder of shares of Company common stock (other than Excluded Shares) who has not theretofore complied with the provisions of the merger agreement regarding surrender of shares shall thereafter look only to Parent for payment of the merger consideration (after giving effect to any applicable tax withholding) upon delivery of the shares of Company common stock, without any interest thereon. Notwithstanding the foregoing, none of the surviving corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of shares of Company common stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws. To the fullest extent permitted by law, immediately prior to the date any merger consideration would otherwise escheat to or become the property of any governmental authority, such merger consideration shall become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.
Dissenting Shares (Appraisal Rights)
Any shares of Company common stock outstanding immediately prior to the effective time and held by Company stockholders or owned by beneficial owners who have not voted in favor of the adoption of the merger agreement, are entitled to and have properly demanded appraisal for such shares of Company common stock in accordance with, and who have otherwise complied with, Section 262 of the DGCL (such shares, the “Dissenting Shares”) shall not be converted into the right to receive the merger consideration. At the effective time, all Dissenting Shares shall be cancelled and cease to exist, and the holders or beneficial owners, as the case may be, of Dissenting Shares shall only be entitled to the right to receive the appraised value of such Dissenting Shares to the extent afforded by Section 262 of the DGCL. If any such holder or beneficial owner fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or waives or otherwise loses such right to appraisal of such Dissenting Shares pursuant to Section 262 of the DGCL or a court of competent jurisdiction determines that such person is not entitled to the relief provided by Section 262 of the DGCL, then such Dissenting Shares shall be deemed to have been converted into, and have become exchangeable for, as of the effective time, the right to receive the applicable merger consideration, without any interest thereon, and shall not thereafter be deemed to be Dissenting Shares.
Representations and Warranties
The merger agreement contains representations and warranties that the Company, on the one hand, and Parent and Merger Sub, on the other hand, have made to one another, which are qualified in many cases by knowledge, materiality or Material Adverse Effect or Parent Material Adverse Effect standards and, with respect to the disclosures made by the Company or Parent and Merger Sub, by (i) certain exceptions and qualifications set forth in the merger agreement, (ii) confidential disclosures made by the Company to Parent and Merger Sub or by Parent and Merger Sub to the Company and (iii) certain documents filed with, or furnished to, the SEC by the Company, on and after January 1, 2024 and prior to February 26, 2026. The representations and warranties in the merger agreement do not survive the closing of the merger.
For purposes of the merger agreement, a “Material Adverse Effect” means any change, effect, event, occurrence, circumstance, fact or development that (x) has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, financial condition or results of operations of the Company and its subsidiaries, taken as a whole or (y) has prevented, materially delayed or materially impaired the ability of the Company to consummate the transactions contemplated by the merger agreement; provided, however, that in the case of clause (x) of this definition, no change, effect, event, occurrence, circumstance, fact or development resulting from the following shall constitute a Material Adverse Effect or be taken into account in determining whether a Material Adverse Effect has occurred, is occurring or would be occurring: (a) changes in the economy or financial, debt, credit or securities markets generally in the United States or any other country or region in the world, or changes in conditions in the global economy generally; (b) changes generally affecting the industries in which the Company and its subsidiaries operate; (c) changes in United States generally accepted accounting principles or in any law, or the official interpretations thereof; (d) changes in any political or geopolitical, regulatory, legislative or social conditions, acts of war (whether or not declared), hostilities, military actions or acts of terrorism, or any escalation or worsening of the foregoing; (e) weather conditions or acts of God (including storms, earthquakes, tsunamis, tornados, hurricanes, pandemics, epidemics or other outbreaks of disease, quarantine restrictions, floods, droughts or other natural disasters and force majeure events) (or escalation or worsening of any such events or occurrences, including, as applicable, subsequent wave(s)); (f) a decline, in and of itself, in the market price or trading volume of the shares of Company common stock on NYSE or any other securities market or in the trading price of any other securities of the Company or any of its subsidiaries; provided that the underlying causes of any such decline may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; (g) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings, cash flow or cash position or other financial metrics (whether such projections, forecasts, estimates or predictions were made by the Company or independent third parties) for any period; provided that the underlying causes of any such failure may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; (h) the execution, announcement or performance of the merger agreement or the consummation of the transactions contemplated by the merger agreement, including the merger, including, in each case the impact thereof on relationships with lenders, employees, customers, suppliers, distributors, partners, vendors or other Persons (provided, that this clause (h) shall not apply to the Company’s and its subsidiaries compliance with the covenants regarding interim operations in the merger agreement or any representation or warranty contained in the merger agreement to the extent that such representation or warranty is intended to address the consequences of the negotiation, execution or delivery of the merger agreement, the performance of the requirements of the merger agreement or the announcement, pendency or consummation of the merger agreement or the transactions contemplated by the merger agreement or for the purpose of the condition set forth in the merger agreement regarding the accuracy of the Company’s representations and warranties as it relates to such representations and warranties on or prior to the closing shall be taken into account for determining whether a Material Adverse Effect has occurred); (i) any action or claim made or brought by any of the current or former stockholders of the Company (or on their behalf or on behalf of the Company) (in their capacity as such) against the Company or any of its directors, officers or employees solely to the extent arising out of the merger agreement or the transactions contemplated by the merger agreement, including the merger; or (j) actions specifically required by the terms of the merger agreement to be taken by the Company, or the failure of the Company to take any action that the Company is specifically prohibited by the terms of the merger agreement from taking or the CFIUS approval; except, in the case of clause (a) through clause (e), to the extent the Company and its subsidiaries, taken as a whole, are materially disproportionately adversely affected by such changes, effects, events, occurrences or developments, compared to other participants in the industry in which the Company operates and then solely to the extent of any such disproportionality.
A “Parent Material Adverse Effect” would occur if the ability of Parent or Merger Sub, as applicable, to consummate the merger would be (or would reasonably be expected to be), individually or in the aggregate, prevented, materially delayed or materially impaired.
The representations and warranties made by the Company relate to, among other topics, the following:
•	the organization, valid existence, good standing, authority and qualification to conduct business with respect to the Company and each of its subsidiaries;
•	capitalization of the Company;
•	authority to enter into the merger agreement and to consummate the merger and the other transactions contemplated by the merger agreement, and the binding nature of the merger agreement;

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the absence of any conflict with or violation of the Company’s or its subsidiaries’ organizational documents or applicable laws resulting from execution of the merger agreement and consummation of the merger;

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the absence of required consents or approvals under, or breach, violation, loss of benefit, change of control or default under, the Company’s or its subsidiaries’ contracts or permits resulting from execution of the merger agreement and consummation of the merger;

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compliance with SEC filing requirements, including the accuracy of information contained in such documents and compliance with GAAP and the rules and regulations of the SEC with respect to the consolidated financial statements contained therein;

•	no undisclosed liabilities;
•	the absence of certain actions or circumstances, and the absence of any Material Adverse Effect, since September 30, 2025;
•	the absence of certain legal proceedings;
•	certain employee benefit plans matters;
•	compliance with applicable laws, including international trade and anti-corruption matters, and the holding of, and compliance with, required permits;
•	matters with respect to certain material contracts;
•	matters relating to real property;
•	matters relating to takeover statutes;
•	certain environmental matters;
•	certain tax matters;
•	certain employee and labor matters;
•	intellectual property and privacy matters;
•	insurance coverage;
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receipt of an opinion from the Special Committee’s financial advisor regarding the fairness, from a financial point of view, of the merger consideration payable to holders of shares of Company common stock;

•	brokers and other advisors;
•	affiliate transactions;
•	the accuracy of information contained in this proxy statement, as it may be amended or supplemented from time to time; and
•	the absence of any other representations or warranties.
The representations and warranties made by the Parent and Merger Sub relate to, among other topics, the following:
•	the organization, valid existence, good standing, authority and qualification to conduct their respective businesses;
•	authority to enter into the merger agreement and to consummate the merger and the other transactions contemplated by the merger agreement, and the binding nature of the merger agreement;
•	the absence of any conflict with or violation of Parent’s or Merger Sub’s organizational documents or applicable laws resulting from execution of the merger agreement and consummation of the merger;
•
the absence of required consents or approvals under, or breach, violation, loss of benefit, change of control or default under, Parent’s or Merger Sub’s contracts or permits resulting from execution of the merger agreement and consummation of the merger;

•	the absence of certain legal proceedings;
•
the equity commitment letter and debt commitment letter made available by Parent to the Company and the limited guaranty delivered to the Company, including, in each case, the enforceability thereof and that such financing will be sufficient to pay the required amount to consummate the merger assuming all conditions to the merger are satisfied and the accuracy of the Company’s representations and warranties;

•	ownership and operations of Merger Sub;
•	the solvency of the surviving corporation after giving effect to the consummation of the merger;
•	compliance with applicable laws;
•	brokers and other advisors;
•	the accuracy of information supplied for inclusion in this proxy statement, as it may be amended or supplemented from time to time;
•	the ownership of Company stock by Searchlight, Abry, and their respective affiliates and representatives; and
•	the absence of any other representations or warranties.
Covenants Regarding Conduct of Business by the Company Pending the Closing
Under the merger agreement, subject to certain exceptions and unless Parent otherwise approves in writing, during the period from February 26, 2026 until the earlier of the closing date and the termination of the merger agreement, the Company will and will cause its subsidiaries to (i) conduct their businesses in the ordinary course of business consistent with past practice and (ii) use its and their commercially reasonable efforts to maintain and preserve intact in all material respects their respective assets, properties, business organizations and relationships with partners, clients, suppliers, distributors and other Persons with which it has material business dealings.
The Company has also agreed under the merger agreement, subject to certain exceptions (including as expressly required by the merger agreement, as required by applicable law and as set forth in the confidential disclosure schedules to the merger agreement) and unless Parent otherwise approves in writing, to certain restrictions on its and its subsidiaries’ activities during the period from February 26, 2026 until the earlier of the closing date and the termination of the merger agreement. These restrictions on the Company’s and its subsidiaries’ activities are summarized below. In general, subject to certain exceptions, the Company will not, and will not permit any of its subsidiaries to, without Parent’s approval in writing:
•
(A) amend, restate, supplement or otherwise change the certificate of incorporation or bylaws of the Company, (B) amend, restate, supplement or otherwise change the comparable organizational documents of any of the Company’s subsidiaries or (C) amend, restate, supplement or otherwise change that certain warrant agreement dated October 26, 2020 by and between Cerberus Telecom Acquisition Corp. and Continental Stock Transfer & Trust Company, as amended by that certain Assignment, Assumption and Amendment Agreement, dated as of September 30, 2021, by and among Cerberus Telecom Acquisition Corp., the Company, and Continental Stock Transfer & Trust Company;

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merge or consolidate the Company or any of its subsidiaries with any other Person, or restructure, reorganize, recapitalize or completely or partially liquidate or dissolve or otherwise enter into any agreement or arrangement imposing restrictions on the assets, operations or business of the Company or any of its subsidiaries, other than any restructuring, reorganization, recapitalization, liquidation or dissolution of any wholly owned subsidiary of the Company that is immaterial to the Company and its subsidiaries, taken as a whole, and to the extent such actions are not expected to be adverse to Parent (subject to certain exceptions);

•	create or form any subsidiary other than a direct or indirect wholly owned subsidiary;
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issue, sell, pledge, encumber, dispose of or grant, or authorize the issuance, sale, pledge, encumbrance, disposition or grant of, any shares of capital stock of the Company or any of its subsidiaries, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants, restricted shares, restricted share units, performance share units, stock appreciation rights, phantom stock or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities, in each case, other than (A) any such transaction among the Company and its wholly-owned subsidiaries or among the Company’s wholly-owned subsidiaries, or (B) any grant or issuance of shares of Company stock in accordance with the terms of obligations outstanding as of the date of the merger agreement (1) in respect of any exercise of Company Warrants, (2) in settlement of any Company RSUs or (3) as required by the Backstop Notes Indenture;
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make any loans, advances or capital contributions to or investments in any Person (other than (A) to the Company or any of its wholly-owned subsidiaries, (B) pursuant to advancement rights in the Company’s or any of its subsidiaries’ respective certificate of incorporation or bylaws (or comparable organizational or governing documents) or in any Contract, (C) to any employee or director in accordance with obligations that existed prior to the date of the merger agreement or (D) routine travel and business expense advances made to employees or directors in the ordinary course of business) if the aggregate amount of consideration paid or transferred by the Company and its subsidiaries would exceed $250,000 individually or $1,000,000 in the aggregate;

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declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise with respect to any of its capital stock, except for dividends or other distributions paid by any wholly-owned subsidiary of the Company to the Company or to any other wholly-owned subsidiary of the Company;

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reclassify, split, combine, subdivide or redeem, purchase, repurchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock except for (A) any such transaction solely among any of the Company’s wholly-owned subsidiaries, (B) acquisitions of shares of Company common stock in satisfaction of withholding obligations in respect of Company Equity Awards or (C) exchange of the Backstop Notes in accordance with the Backstop Notes Indenture;

•
create, incur, assume or guarantee more than $1,000,000 of Indebtedness (as defined in the merger agreement) except for (A) borrowings in the ordinary course of business under the Company’s Existing Credit Document in the form of a Revolving Credit Loan or Letter of Credit (each as defined in the Existing Credit Document as of the date of the merger agreement); (B) guarantees or credit support provided by the Company or any of its wholly-owned subsidiaries of the obligations of the Company or any of its wholly-owned subsidiaries in the ordinary course of business consistent with past practice to the extent such Indebtedness is in existence on the date of the merger agreement or incurred in compliance with clause (A) of this item; and (C) any Indebtedness solely among the Company and its wholly-owned subsidiaries or among the Company’s wholly-owned subsidiaries in the ordinary course of business;

•
(A) enter into any contract that would have been a material contract had it been entered into prior to the date of the merger agreement, (B) amend, modify or waive in a manner adverse (other than in any de minimis respects) to the Company or any of its subsidiaries or terminate any material contract (other than expirations of any such Contract in accordance with its terms), (C) amend, modify or waive any contract containing a minimum purchase, “earnout” or other contingent or deferred payment obligation of the Company and its subsidiaries or (D) voluntarily increase the Exchange Rate (as defined in the Backstop Notes Indenture) subject to certain exceptions;

•
make any material changes with respect to financial accounting policies or procedures, except as required by law or by U.S. GAAP or official interpretations with respect thereto or by any governmental authority or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization);

•
settle any action (other than any action in respect of taxes, which shall be governed by a separate clause of the interim operating covenant) for an amount in excess of $250,000 individually or $1,000,000 in the aggregate other than (A) any settlement or compromise where the amount paid or to be paid by the Company or any of its subsidiaries is fully covered (less retention or deductible under the applicable insurance policy) by insurance coverage amounts maintained by the Company or any of its subsidiaries, (B) settlements or compromises of any action for an amount not in excess of the amount, if any, reflected or specifically reserved in the balance sheet (or the notes thereto) of the Company included in the Company reports (with materiality measured relative to the amount so reflected or reserved, if any) filed prior to the date of the merger agreement, and (C) settlements or compromises of any action where the

Company or any of its subsidiaries is the plaintiff and is receiving payment in connection with such settlement or compromise; provided that, in the case of each of the foregoing clauses (A), (B) and (C), the settlement or compromise of such action does not (x) impose any restriction on the business or operations of the Company or any of its subsidiaries (or Parent or any of its subsidiaries after the closing) and (y) include any non-monetary or injunctive relief, or the admission of wrongdoing, by the Company or any of its subsidiaries or any of their respective officers or directors;
•
assign, transfer, sell, lease, license, encumber (other than permitted liens), abandon, permit to lapse, or otherwise dispose of any material assets or property (including any intellectual property Rights) having a value in excess of $250,000 individually or $1,000,000 in the aggregate except (A) as may be required by a governmental authority to permit or facilitate the consummation of the merger or any of the other transactions contemplated in the merger agreement solely to the extent required pursuant to the section of the merger agreement related to efforts used in connection with obtaining regulatory approvals or (B) transactions among the Company and its wholly-owned subsidiaries or among the Company’s wholly-owned subsidiaries;

•
except for any such actions required by Company benefit plans in existence as of the date of the merger agreement or required by applicable laws or otherwise reasonably necessary to renew broad-based, nondiscriminatory health care welfare benefit plans in the ordinary course of business consistent with market conditions that do not increase the cost of maintaining such health care welfare benefit plans by more than $250,000 annually or regular merit and cost of living increases in the wages, salaries or base compensation of Company service providers in the ordinary course of business consistent with past practice, which increases shall not exceed 10% for any Company service provider and 3% in the aggregate for all Company service providers on an annualized basis: (A) grant any Company service provider (including members of the Special Committee) any increase in compensation or benefits; (B) increase or accelerate or commit to increase or accelerate the funding, payment or vesting of any benefits provided under any benefit plan or otherwise; (C) grant or promise to grant or increase any cash or equity or equity-based incentive awards, bonus, change of control, severance or retention award to any Company service provider (including members of the Special Committee), except for the Company’s 2026 Short Term Incentive Plan, to the extent already approved by the Compensation Committee of the Board; (D) establish, adopt, enter into, terminate or amend any benefit plan or any plan, agreement, program, policy, trust, fund or other arrangement that would be a benefit plan if it were in existence as of the date of the merger agreement; or (E) hire, engage, promote or terminate (other than for cause or poor performance documented in accordance with the Company’s past practices and excluding contractors whose term of service expires or is not renewed) the employment or engagement of any Company service provider with annual base compensation of $150,000 or more, other than to replace existing Company service providers who terminate employment or service with the Company and its subsidiaries (provided that such replacement Company service provider does not receive compensation and benefits that are materially more favorable than that previously provided to the terminated Company service provider and, for the avoidance of doubt, such compensation shall not include any equity or equity-based compensation, long-term awards or severance entitlements);

•
acquire any business, assets or capital stock of any Person or division thereof if the aggregate amount of consideration paid or transferred by the Company and its subsidiaries would exceed $250,000 individually or $1,000,000 in the aggregate; whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation or otherwise), other than (A) the acquisition of assets from vendors or suppliers of the Company or any of its subsidiaries in the ordinary course of business, or (B) (x) any pending acquisition of any Person, business or assets (whether by merger, sale of stock, sale of assets or otherwise) with an executed letter of intent or purchase agreement that is set forth on the Company disclosure schedule or (y) any other acquisition of any Person, business or assets (whether by merger, sale of stock, sale of assets or otherwise) that is disclosed on the Company disclosure schedule;

•
(A) make, change or revoke any material tax election; (B) adopt or change any tax accounting period or any material method of tax accounting, (C) file any material amended tax return, (D) settle or compromise any material claim, action or other proceeding for a material amount of taxes, (E) enter into any “closing agreement” or other agreement with a taxing authority with respect to taxes, (F) surrender any right to claim a material tax refund, (G) request any private letter ruling or other written advise or determination from a tax authority with respect to taxes or tax matters, or (H) extend or waive any statute of limitations with respect to the assessment or collection of any material taxes of the Company or any of its subsidiaries (other than any such waiver or extension that is automatic or automatically granted and obtained in the ordinary course of business);
•
other than in accordance with the Company’s capital expenditure budget made available to Parent, incur or commit to any capital expenditure or expenditures, except capital expenditures of less than $250,000 individually or $1,000,000 in the aggregate;

•
implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that, in any such case, trigger notice requirements pursuant to the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar laws;

•	enter into any new line of business;
•	fail to comply with certain requirements set forth on the Company disclosure schedule; or
•	agree, authorize or commit to do any of the foregoing.
Nothing contained in the merger agreement is intended to give Parent or Merger Sub, or any of their affiliates, directly or indirectly, the right to control or direct the operations of the Company or any of its subsidiaries prior to the closing of the merger. Prior to the closing of the merger, and subject to the foregoing list of prohibited actions, the Company will exercise, consistent with the terms and conditions of the merger agreement, complete control and supervision over the operations of itself and its subsidiaries.
No Solicitation; Change in Board Recommendation
Except as described below, from February 26, 2026 until the earlier of the closing date or the termination of the merger agreement in accordance with its terms, the Company agreed that it will not, and will cause its representatives not to, directly or indirectly:
•
initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal (as defined below);

•
engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any Person or group relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of the non-solicitation covenant in the merger agreement prohibit such discussions); or

•
furnish to any Person (other than Parent or any of its affiliates) any non-public information relating to the Company or any of its subsidiaries or afford to any such Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its subsidiaries, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal.

In addition, from February 26, 2026 until the earlier of the closing date or the termination of the merger agreement in accordance with its terms, the Company and its subsidiaries are required to enforce, and may not waive, terminate or modify, any provision of any standstill or confidentiality agreement unless the Board or the Special Committee has determined in good faith, after consultation with its outside counsel, that failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable law.
Notwithstanding the foregoing, prior to receipt of the Requisite Company Stockholder Approval, if (i) the Company or any of its representatives receives a bona fide written Acquisition Proposal that does not result from a breach of the non-solicitation restrictions under the merger agreement and (ii) the Board (upon the recommendation of the Special Committee) or the Special Committee determines in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal either constitutes a Superior Proposal (as defined below) or would reasonably be expected to result in a Superior Proposal and the failure to take the following actions would reasonably be expected to be inconsistent with its fiduciary obligations under applicable law, the Company and its representatives may (x) provide information to a Person or group who has made such an unsolicited bona fide written Acquisition Proposal if the Company receives from such Person or group an acceptable confidentiality agreement and (y) engage or participate in any discussions or negotiations with any Person or group who has made such an unsolicited bona fide written Acquisition Proposal.
The Company must (i) promptly, and in any event within 24 hours, notify Parent in writing if any inquiries, proposals or offers with respect to an Acquisition Proposal are received by the Company, its subsidiaries or any of their respective Representatives, including with such notice the identity of the Person or Persons making such requests, inquiries, proposals or offers, unredacted copies of any proposed definitive agreements memorializing the terms of such Acquisition Proposal, and a summary of the material terms and conditions of such requests, inquiries, proposals or offers, and thereafter shall keep Parent informed, on a reasonably current basis of the status and terms and conditions of any such Acquisition Proposal (and in each case including by furnishing copies of any further amendments thereto on a reasonably prompt basis (and in any event within 24 hours of such material development, discussion or negotiation) and the status of any such discussions or negotiations.
Except as described below, the Board or any committee thereof (including the Special Committee) may not take the following actions:
(i)
withhold, withdraw, qualify or modify (in a manner adverse to Parent) (or publicly propose or resolve to withhold, withdraw, qualify or modify (in a manner adverse to Parent)) the Company Recommendation;

(ii)
authorize, adopt, approve, endorse, recommend or publicly declare advisable (or publicly propose to authorize, adopt, approve, endorse, recommend or otherwise declare advisable), any Acquisition Proposal;

(iii)	fail to include the Company Recommendation in the Proxy Statement;
(iv)
fail to publicly recommend against acceptance by the holders of Shares of a tender or exchange offer that constitutes an Acquisition Proposal within ten Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act, or publicly recommend in favor of any such offer;

(v)
except as expressly permitted by, and after compliance with, the non-solicitation provisions of the merger agreement, approve or recommend, or declare advisable or propose to enter into, or cause or permit the Company to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, joint venture agreement, share exchange agreement or other similar definitive agreement with respect to any Acquisition Proposal (other than an acceptable confidentiality agreement relating to any Acquisition Proposal) (an “Alternative Acquisition Agreement”);

(vi)
within seven Business Days of Parent’s written request, fail to make or reaffirm the Company Recommendation following the date any Acquisition Proposal or any material modification thereto is first publicly disclosed or distributed to the stockholders of the Company; provided that Parent may not make any such request on more than two occasions in respect of any Acquisition Proposal or any material modification of an Acquisition Proposal; or

(vii)	publicly propose or agree to any of the foregoing (and any of the actions set forth in the foregoing items (i)-(vi), a “Change of Recommendation”).
Notwithstanding the foregoing, prior to obtaining the Requisite Company Stockholder Approval, if the Company receives a bona fide written Acquisition Proposal, which did not result from a breach of the non-solicitation restrictions under the merger agreement and that has not been withdrawn, that the Board (upon the recommendation of the Special Committee) or the Special Committee determines in good faith (after consultation with its financial advisor and outside legal counsel) is a Superior Proposal, then the Board (upon the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation with respect to such Superior Proposal or authorize and cause the Company to terminate the merger agreement and enter into an Alternative Acquisition Agreement with respect to such Superior Proposal. However, neither the Board nor any committee thereof (including the Special Committee) will make a Change of Recommendation in response to, or terminate the merger agreement and enter into an Alternative Acquisition Agreement with respect to, a Superior Proposal unless (i) the Company has provided to Parent at least five business days’ prior notice that the Company has received such proposal, which notice will specify the identity of the Person or group making the applicable Acquisition Proposal and the material terms and conditions thereof and include copies of the most recent versions of all proposed agreements relating to such proposal, and that the Company intends to take such action, (ii) during the five-business-day notice period described in the preceding clause (i), if requested by Parent, the Company has engaged (and caused the Company’s officers, financial advisors, outside legal counsel and other

Representatives to engage) in good faith negotiations with Parent and Merger Sub regarding any adjustments or revisions to the terms and conditions of the merger agreement, the financing letters or the guaranty offered by Parent and Merger Sub and (iii) after such notice period, the Board (upon the recommendation of the Special Committee) or the Special Committee, having taken into account any adjustments to the terms and conditions of the merger agreement, the financing letters or the guaranty committed to in writing by Parent and Merger Sub during the match period, has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the Acquisition Proposal remains a Superior Proposal and that the failure to effect a Change of Recommendation in response to such Superior Proposal would be reasonably likely to be inconsistent with its fiduciary obligations under applicable Law. In the event of any material change to the financial terms of, or any other material amendment or material modification to, any Superior Proposal, the Company is required to deliver a new written notice to Parent and to again comply with the obligations described above for three business days following such new notice.
In addition, prior to obtaining the Requisite Company Stockholder Approval, the Board (upon the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation in response to any Intervening Event (as defined below). However, neither the Board nor any committee thereof (including the Special Committee) will make a Change of Recommendation in response to an Intervening Event unless (i) the Board (upon the recommendation of the Special Committee) or the Special Committee determines in good faith (after consultation with its financial advisors and outside legal counsel) that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable law, (ii) the Company provides five business days’ prior written notice to Parent that the Company has determined that an Intervening Event has occurred or arisen (which notice will describe such Intervening Event in reasonable detail) and that the Company intends to effect a Change of Recommendation, (iii) during the five-business-day notice period described in the preceding clause (ii), the Company negotiates (and directs the Company’s officers, financial advisors, outside legal counsel and other Representatives to negotiate) in good faith with Parent and its representatives (to the extent Parent wishes to negotiate) to make such adjustments or revisions to the terms and conditions of the merger agreement, the financing letters or the guaranty in response thereto and (iv) after such notice period, the Board (upon the recommendation of the Special Committee) or the Special Committee (after consultation with its financial advisor and outside legal counsel), having taken into account any adjustments to the terms and conditions of the merger agreement, the financing letters or the guarantee proposed in writing by Parent and Merger Sub during such five-business-day notice period, will have determined in good faith, after consultation with its financial advisors and outside legal counsel that the failure of the Board or the Special Committee to make such Change of Recommendation would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable law. In the event of any material modifications regarding such Intervening Event, the Company is required to deliver a new written notice to Parent describing such modifications and to again comply with the obligations described above for three business days following such new notice.
Nothing in the merger agreement limits the Company’s or its subsidiaries or the Board’s or the Special Committee’s ability, to the extent applicable, to disclose to the Company’s stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or make any “stop, look and listen” communication (without more) to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act so long as any such disclosure does not include any statement that constitutes, and does not otherwise constitute, a Change of Recommendation; provided that nothing in the foregoing will be deemed to permit the Company, its subsidiaries, the Board or the Special Committee to effect a Change of Recommendation other than in accordance with the terms and conditions of the merger agreement.
For purposes of the merger agreement, “acceptable confidentiality agreement” means an agreement with the Company that is either (a) in effect as of February 26, 2026; or (b) executed, delivered and effective after February 26, 2026, in either case (i) containing provisions that require any counterparty thereto (and any of its affiliates and Representatives named therein) that receive non-public information of or with respect to the Company to keep such information confidential (subject to customary exceptions), (ii) other than with respect to any immaterial provisions, containing confidentiality provisions not less favorable to the Company in any material respect than the terms of the Confidentiality Agreements and (iii) that does not (A) prohibit the Company from providing any information to Parent in accordance with, or otherwise complying with the non-solicitation provisions of the merger agreement or (B) provide for the reimbursement by the Company or any of its subsidiaries of any of the counterparty’s costs or expense.

For purposes of the merger agreement, “Acquisition Proposal” means any proposal or offer from a Third Person relating to any transaction or series of related transactions that, if consummated, would result in (a) a direct or indirect purchase or acquisition by a Third Person of the assets of the Company constituting 25 percent or more of the consolidated net revenues, net income or total assets (including equity securities of the subsidiaries of the Company) of the Company and its subsidiaries, taken as a whole; (b) any direct or indirect purchase or acquisition by a Third Person of beneficial ownership of 25 percent or more of the total outstanding voting power of the Company; or (c) a direct or indirect merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or other similar transaction involving the Company pursuant to which such Third Person (or its equityholders) would hold securities representing 25 percent or more of the total outstanding voting power of the Company (or the surviving or resulting entity) after giving effect to such transaction.
For purposes of the merger agreement, “Superior Proposal” means a bona fide written Acquisition Proposal (with references to “25 percent or more” being deemed to be replaced with references to “50 percent”) by a Person or group (other than Parent, Merger Sub and their respective affiliates) that the Company Board (upon the recommendation of the Special Committee) or the Special Committee determines in its good faith judgment, after consultation with its financial advisors and outside legal counsel, would, if consummated, result in a transaction that is more favorable from a financial point of view to the stockholders of the Company (in their capacities as such) than the merger, and after taking into account (x) any revisions to the merger agreement, the Guaranty and the financing committed to by Parent in writing prior to the time of such determination proposed by Parent in a manner that would be binding if accepted; and (y) those factors and matters deemed relevant by the Company Board (upon the recommendation of the Special Committee) or the Special Committee.
For purposes of the merger agreement, “Intervening Event” means any material change, effect, event, occurrence or development that was not known to, or reasonably foreseeable by, the Company Board (or the Special Committee) as of February 26, 2026 (or, if known or reasonably foreseeable, only the portion of such change, effect, event, occurrence or development of which the material consequences were not known or reasonably foreseeable by the Company Board (or the Special Committee) as of the date of the merger agreement); provided, however, that in no event shall (x) an Acquisition Proposal (or any proposal or inquiry that constitutes, or is reasonably expected to lead to, an Acquisition Proposal), (y) any change, in and of itself, in the price or trading volume of the shares of Company common stock (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition) or (z) the fact, in and of itself, that the Company exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition), constitute or be deemed to contribute to an Intervening Event.
Company Stockholder Meeting; Proxy Statement
The Company will, in accordance with applicable law and the Company’s organizational documents, establish the record date and convene a meeting of Company stockholders as promptly as reasonably practicable after February 26, 2026 for the purpose of voting on the adoption of the merger agreement. Pursuant to the merger agreement, the Company may (and if requested by Parent on no more than two occasions, shall for a reasonable period of time not to exceed 45 business days in the aggregate and not for any period beyond the Outside Date) adjourn, recess, postpone or otherwise delay the Company Stockholders Meeting (as defined in the merger agreement) for a reasonable period to solicit additional proxies, if the Company or Parent, as applicable, reasonably believes there will be insufficient shares of Company common stock represented (either in person or by proxy) to constitute a quorum necessary either to conduct the business of the Company Stockholders Meeting or to obtain the Requisite Company Stockholder Approval and (b) the Company may adjourn, recess, postpone or otherwise delay the Company Stockholders Meeting to the extent necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable law is provided to the stockholders of the Company within a reasonable amount of time in advance of the Company Stockholders Meeting.
The Company has agreed to include in this proxy statement (x) the Board’s recommendation that the Company stockholders vote in favor of the merger agreement proposal and (y) the written opinion of Rothschild & Co, dated as of February 26, 2026, that, as of such date and, based upon and subject to the various qualifications, limitations and assumptions set forth therein, the merger consideration payable to the holders of shares of Company common stock (other than shares of Company common stock (i) held by the Rollover Stockholders that are contributed to Parent pursuant to the Rollover Agreements or any Additional Rollover Agreements immediately prior to the effective time and (ii) that are Excluded Shares) in the merger pursuant to the merger agreement, was fair, from a financial point of view, to the Disinterested Stockholders. The Company has further agreed to use its reasonable best efforts to solicit proxies from the holders of Company common stock to obtain the Requisite Company Stockholder Approval.
Reasonable Best Efforts; Regulatory Approvals
Each of Parent and Merger Sub have agreed to use its reasonable best efforts to take all actions, and to promptly do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable under applicable laws to cause the conditions to the merger to be satisfied and to consummate and make effective the merger and the other transactions contemplated by the merger agreement as promptly as reasonably practicable and in any event prior to the Outside Date. In connection therewith, Parent and Merger Sub have agreed to:
•
obtain from any governmental authority (including CFIUS) any consents (including CFIUS), licenses, permits, waivers, approvals, authorizations, clearances or Orders advisable or required to be obtained by Parent or any of its controlled affiliates, including under the antitrust laws (including by making an appropriate response to requests from any such governmental authorities);

•
avoid or defend against, as applicable, any action by any governmental authority, in connection with the authorization, execution and delivery of the merger agreement and the consummation of the merger or any other transactions contemplated by the merger agreement;

•
as promptly as reasonably practicable, and in any event within 20 business days after the date of the merger agreement, make or cause to be made all necessary filings under the HSR Act, and as promptly as reasonably practicable after the date of the merger agreement submit all other notifications, filings and registrations required or advisable under the antitrust laws, and thereafter promptly make an appropriate response to any requests for additional information and documentary material that may be requested pursuant to any antitrust law;

•
as promptly as reasonably practicable, and in any event within 20 business days after the date of the merger agreement, file a joint voluntary notice (or draft thereof) in respect of the merger and the other transactions contemplated by the merger agreement under Section 721 of the Defense Production Act of 1950, as amended, and 31 C.F.R. Part 800 (the “DPA”); and

•
as promptly as reasonably practicable, make or cause to be made any other required or advisable registrations, declarations, submissions and filings with respect to the merger or any other transactions contemplated by the merger agreement required under the Exchange Act, any other applicable federal or state securities laws, and any other applicable law.

If any objections are asserted with respect to the transactions contemplated by the merger agreement under the HSR Act or any other applicable antitrust laws, or if any lawsuit or other proceeding, whether judicial or administrative, is instituted (or threatened to be instituted), including any proceeding by any governmental authority or private party, challenging the merger or any other transactions contemplated by the merger agreement as violative of any antitrust law or which would otherwise prohibit or materially impair or delay in connection with any antitrust law the consummation of the merger or any other transactions contemplated by the merger agreement, each of Parent and the Company shall (and shall cause their respective subsidiaries to) use their respective reasonable best efforts to resolve any such objections, subject to the limitations provided in the merger agreement.
Parent will (and if, and only if, requested by Parent, the Company will) take all such further action as may be necessary to avoid or eliminate each and every impediment under any antitrust law so as to enable the closing to occur as promptly as practicable (and in any event no later than the Outside Date), including proposing, negotiating, committing and effecting, by consent decree, hold separate Order, or otherwise, to (x) sell, divest, dispose of or otherwise hold separate (including by establishing a trust or otherwise), any of the businesses, assets or properties of Parent, the Company or their respective subsidiaries and (y) otherwise take or commit to take actions that after the closing would limit Parent’s, the Company’s or any of its subsidiaries’ freedom of action with respect to, or its ability to operate or retain any of the businesses, assets or properties of Parent, the Company or any of their respective subsidiaries; provided, however, that notwithstanding anything to the contrary in the merger agreement, nothing in the merger agreement shall require Parent, Merger Sub or the Company to take or agree to take any action of the types referred to in the foregoing clause (x) and clause (y) that would, individually or in the aggregate, reasonably be expected to (1) materially diminish the value (commercial or otherwise) of the Company and its subsidiaries, taken as a whole, or (2) result in an impact that is materially adverse to, or cost that is material to, the business, results of operations, assets or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, in each case following the closing (disregarding for this purpose any action to the extent consistent with Parent’s or its affiliates’ plans for developing the business of the Company and its subsidiaries as of the date of the merger agreement or proposed or offered by Parent in its discretion in an initial application for an order approving the transactions contemplated by the merger agreement); provided, further, that, notwithstanding anything to the contrary in the merger agreement, (i) nothing in the merger agreement shall permit, or be deemed to permit, the Company or any of its subsidiaries, without the prior written consent of Parent, to take, agree to take, or consent to the taking of any action of the type described in clauses (x) and (y), (ii) at the request of Parent, the Company shall, and shall cause its subsidiaries to, enter into one or more agreements prior to the closing with respect to any action of the type described in clauses (x) and (y) (provided such agreements are conditioned upon the closing) and (iii) nothing in the merger agreement shall require Parent, the Company or any of their respective affiliates to take any action of the type described in clauses (x) and (y) unless the effectiveness of such action is conditioned upon the closing.
Parent shall not, and shall cause its subsidiaries not to, take any action that would reasonably be expected to hinder, delay or prevent the obtaining of clearance or any consent or the expiration of the required waiting periods under any antitrust law or other applicable law or otherwise hinder, delay or prevent the consummation of any of the transactions contemplated by the merger agreement.
Indemnification and Insurance
`The merger agreement provides that all rights to indemnification, advancement of expenses and exculpation by the Company or any of its subsidiaries existing in favor of those persons who were directors or officers of the Company or any of its subsidiaries as of the date of the merger agreement or have been directors or officers of the Company or any of its subsidiaries in the past (each an “Indemnified Party” and collectively, the “Indemnified Parties”) for their acts and omissions occurring at or prior to the effective time, as provided in the certificate of incorporation and bylaws of the Company or the organizational or governing documents of the applicable subsidiary (in each case as in effect as of the date of the merger agreement) and as provided in the written indemnification agreements between the Company or a subsidiary and said Indemnified Persons in effect as of the date of the merger agreement, shall survive the merger and shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of such Indemnified Persons, and shall be observed by the surviving corporation and its subsidiaries to the fullest extent available under Delaware or other applicable laws for a period of six years from the effective time, and any claim made pursuant to such rights within such six-year period shall continue to be subject to the applicable provision of the merger agreement until disposition of such claim.
Subject to the last sentence of this paragraph, from the effective time until the sixth anniversary of the date on which the effective time occurs, the surviving corporation (together with its successors and assigns, the “Indemnifying Parties”) shall, and Parent shall cause the surviving corporation to, to the fullest extent permitted under applicable laws, indemnify and hold harmless each Indemnified Person against all losses, claims, damages, liabilities, fees, expenses (including reasonable and documented attorneys’ fees and out-of-pocket expenses), judgments or fines and amounts paid in settlement incurred by such Indemnified Person as an officer or director of the Company or any of its subsidiaries (or serving as a director, employee or agent of another Person at the request of the Company or any of its subsidiaries) in connection with any pending or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, based on, arising out of or related to, in whole or in part, the fact that such Indemnified Person is or was a director or officer of the Company or any of its subsidiaries (or serving as a director, employee or agent of another Person at the request of the Company or any of its subsidiaries) at or prior to the effective time and pertaining to any and all matters pending, existing or occurring at or prior to the effective time, whether asserted or claimed prior to, at or after the effective time, including any such matter arising under any claim with respect to the transactions contemplated by the merger agreement. Without limiting the foregoing, from and after the effective time until the sixth anniversary of the date on which the effective time occurs (but subject to the last sentence of this paragraph), the Indemnifying Parties shall also, to the fullest extent permitted under applicable laws, advance reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by the Indemnified Persons in connection with matters for which such Indemnified Persons are eligible to be indemnified pursuant to the applicable provision of the merger agreement within 15 days after receipt by Parent of a written request for such advance, subject to the execution by such Indemnified Persons of any undertakings required under Delaware or other applicable laws in favor of the Indemnifying Parties to repay such advanced costs and expenses if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Person is not entitled to be indemnified under the applicable provision of the merger agreement. All obligations to provide indemnification and advancement of expenses set forth in the applicable provision of the merger agreement shall continue in effect for any pending or threatened claim, action, suit, proceeding or investigation initiated before the sixth anniversary of the effective time and shall not terminate until such pending or threatened claim, action, suit, proceeding or investigation concludes.
Prior to the effective time, the Company shall, and if the Company is unable to, Parent shall cause the surviving corporation as of the effective time to, obtain and fully pay the premium for “tail” insurance policies for the extension of (i) the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and (ii) the Company’s existing fiduciary liability insurance policies, in each case, for a claims reporting or discovery period of at least six years from and after the effective time (the “Tail Period”) from one or more insurance carriers with the same or better credit rating as the Company’s insurance carrier as of the date of the merger agreement (or, if no such policies are available from insurance carriers with such credit rating, from insurance carriers with the next-highest credit rating then capable of providing such policies) with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director, officer or principal of the Company or any of its subsidiaries by reason of his or her serving in such capacity that existed or occurred at or prior to the effective time (including in connection with the merger agreement or the transactions or actions contemplated thereby); provided that in no event shall the Company expend, and in no event shall Parent or the surviving corporation be required to expend, for such “tail” insurance policy an annual amount in excess of 300% of the annual premium paid by the Company for the policy period immediately preceding the date of the merger agreement (such 300% amount, the “Maximum Premium”); provided, further, that if the amount of such “tail” insurance policy exceeds the Maximum Premium, the surviving corporation shall obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Premium.
Employee Benefits Matters
For a period of one year following the effective time, Parent has agreed that each employee of the Company and/or its subsidiaries who continues to be employed by Parent, the surviving corporation or any of their affiliates following the closing (each, a “Continuing Employee”) be provided with (i) an annual base salary or base wage, as applicable, that is no less than the annual base salary or base wage provided to such Continuing Employee immediately prior to the effective time; (ii) target short-term (annual or less) cash incentive compensation opportunities that are no less favorable than the target short-term (annual or less) cash incentive compensation opportunities provided to such Continuing Employee immediately prior to the effective time and (iii) employee benefits (excluding any equity or equity-based or other long-term incentives (including any long-term cash awards), retention, change in control or similar one-time or special benefits and arrangements and severance, defined benefit pension benefits, or post-employment or retiree health and welfare benefits other than as required by applicable laws (collectively, “Excluded Benefits”)) that are substantially comparable in the aggregate to those (other than the Excluded Benefits) provided to such Continuing Employee immediately prior to the effective time. Additionally, without limiting the generality of the foregoing, during such one-year period, Parent shall provide, or shall cause the Company or any of their subsidiaries to provide, severance payments and benefits to each Continuing Employee whose employment is terminated by the surviving corporation without cause during such period that are no less than those that would have been provided to the Continuing Employee upon a qualifying termination under the applicable benefit plan (taking into account the service of the Continuing Employee after the closing and giving full effect to any provision relating to a “change in control,” “change of control” or term or concept of similar import).
Parent has also agreed to use commercially reasonable efforts to cause (i) any pre-existing conditions or limitations, exclusions, eligibility waiting periods, evidence of insurability, and actively-at-work requirements under any welfare plans of Parent or its affiliates in which continuing employees participate after the merger to be waived with respect to the continuing employees and their eligible dependents to the extent such conditions or limitations were waived or satisfied under the comparable Company benefit plan prior to the merger, (ii) the amount of eligible expenses paid by each continuing employee and his or her eligible dependents during the portion of the plan year ending prior to participation in any plans of Parent or its affiliates that were credited to co-payments, deductibles, maximum out-of-pocket co-insurance and similar expenses under the Company benefit plans to be credited for purposes of satisfying the corresponding co-payments, deductibles, maximum out-of-pocket co-insurance and similar expenses under the comparable benefit plans of Parent and its affiliates for the applicable plan year in which continuing employees and their dependents commence participation, and (iii) any of its (or its affiliates’) employee benefit plans (including disability pay continuation plans but excluding Excluded Benefits) in which the continuing employees are entitled to participate after the merger to take into account for purposes of eligibility, level of benefits, vesting and, solely for purposes of vacation and paid time off, benefit accruals, service by such continuing employees to Company and its subsidiaries or their predecessors as if such service were with Parent and its affiliates, to the same extent and for the same purpose as such service was credited under a comparable Company benefit plan, in each case, except to the extent it would result in a duplication of compensation or benefits.
With respect to any bonus plans or arrangements in respect of any fiscal year or performance period that includes the closing Date, Parent shall cause the surviving corporation to pay bonuses to participants in such bonus plans or arrangements following the end of the fiscal year or performance period that includes the closing date, based upon actual performance achieved for the fiscal year or performance period, in accordance with the terms of such bonus plans or arrangements as in effect as of the closing date. The determination of actual performance for any such fiscal year or other performance period shall be made by the surviving corporation in good faith and consistent with the Company’s historical practices in determining performance-based compensation.
The merger agreement provides that the consummation of the merger and the other transactions contemplated by the merger agreement will constitute a “change in control,” “change of control” or term or concept of similar import under the terms of the Company’s benefit plans and arrangements to the extent provided therein.
Nothing in the merger agreement will be treated as (i) an establishment or amendment of any particular benefit plan; (ii) preventing Parent, the surviving corporation or any of their affiliates from amending or terminating any of their benefit or compensation plans, programs, policies, agreements or arrangements or, after the effective time, any benefit plan, in each case, in accordance with their terms and applicable laws, (iii) obligating Parent, the surviving corporation or any of their affiliates to retain the employment of any particular employee or (iv) creating any third-party beneficiary rights, including for the benefit of any service provider, any beneficiary or dependent thereof, or any collective bargaining representative thereof.
Merger Sub Shareholder Consent
Parent, in its capacity as the sole stockholder of Merger Sub, duly executed and delivered to Merger Sub (with a copy also sent to the Company) a written consent, which became effective by its terms immediately following the execution of the merger agreement adopting the merger agreement in accordance with the DGCL.
Certain Additional Covenants and Agreements
The merger agreement also contains additional covenants between the Company, Parent and Merger Sub relating to, among other things, (i) public announcements with respect to the transactions; (ii) access to information and confidentiality; (iii) coordination with respect to litigation relating to the merger; (iv) covenants relating to the de-listing of (i) the shares of Company common stock from NYSE and (ii) the Public Warrants from the OTC Pink Marketplace and deregistering such Company common stock and Public Warrants under the Exchange Act; (v) state takeover laws or state laws that purport to limit or restrict business combinations or the ability to acquire or vote shares of Company common stock; and (vi) customary and commercially reasonable cooperation in connection with financing arrangements.

Conditions of the Merger
Each party’s obligations to effect the merger are subject to the satisfaction (or waiver, if permissible under applicable law), at or prior to the effective time, of each of the following conditions:
•	the receipt of the Requisite Company Stockholder Approval;
•
that no court or other governmental authority of competent jurisdiction shall have enacted, announced, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) (collectively, an “Order”) that is then in effect and that restrains, enjoins, renders illegal or otherwise prohibits consummation of the merger; and

•
the expiration or termination of the waiting period (and any extension thereof) applicable to the consummation of the merger under the HSR Act and the receipt of any waivers, approvals or clearances under applicable antitrust laws in Australia; and

•	the receipt of clearance from CFIUS in connection with the consummation of the merger and other transactions contemplated by the merger agreement.
The obligations of Parent and Merger Sub to effect the merger are subject to the satisfaction (or waiver by Parent and Merger Sub), at or prior to the effective time, of the following additional conditions:
•	the truthfulness and correctness of representations and warranties of the Company to the extent specified in the merger agreement, subject in certain instances to materiality or other qualifications;
•	the Company having performed in all material respects the obligations and agreements required to be performed by it under the merger agreement at or prior to consummation of the merger;
•	the absence of a Material Adverse Effect since February 26, 2026; and
•
the receipt by Parent of a certificate signed by the chief executive officer or the chief financial officer of the Company certifying that the closing conditions described in the first, second and third bullets of this paragraph have been satisfied.

The consummation of the merger is not conditioned upon Parent’s receipt of financing. The obligation of the Company to effect the merger is subject to the satisfaction (or waiver by the Company), at or prior to the effective time, of the following additional conditions:
•
the truthfulness and correctness of representations and warranties of Parent and Merger Sub to the extent specified in the merger agreement, except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect;

•	Parent and Merger Sub having performed in all material respects the obligations and agreements required to be performed by it under the merger agreement at or prior to consummation of the merger; and
•	the receipt by the Company of a certificate signed by an executive officer of Parent certifying that the above-listed closing conditions have been satisfied.
Each party may waive any of the conditions to its obligations to consummate the merger except where waiver is not permitted by law.
Termination of the Merger Agreement
The merger agreement may be terminated, and the transactions contemplated thereby abandoned, at any time prior to the effective time, whether before or after receipt of the Requisite Company Stockholder Approval, by the mutual written consent of the Company (upon approval by the Special Committee) and Parent.
Termination by Either the Company or Parent
In addition, the Company (upon approval by the Special Committee), on the one hand, or Parent (on behalf of itself and Merger Sub), on the other hand, may terminate the merger agreement and abandon the transactions at any time prior to the effective time, whether before or after receipt of the Requisite Company Stockholder Approval, if:
•
the merger has not been consummated on or before August 26, 2026 (as may be extended, the “Outside Date”) so long as breach of the merger agreement by the terminating party (and, in the case of Parent,

Merger Sub) has not been the proximate cause of the failure of the merger to be consummated by such time; provided that if, as of August 26, 2026, all of the conditions to closing have been satisfied or waived, as applicable, or for conditions that by their nature are to be satisfied at the closing, shall then be capable of being satisfied (except for any condition related to obtaining required regulatory approvals or the absence of an Order restraining/prohibiting consummation of the merger then the Outside Date shall automatically be extended to November 27, 2026 (and if so extended, such later date being the Outside Date).
•
any court or other governmental authority of competent jurisdiction shall have enacted, issued, promulgated or entered any Order that permanently restrains, enjoins, renders illegal or otherwise permanently prohibits consummation of the merger and such Order shall have become final and non-appealable, so long as breach of the merger agreement by the terminating party (and, in the case of Parent, Merger Sub) has not been the proximate cause of such Order; or

•
the special meeting of Company stockholders (including any adjournments, recessions or postponements thereof) has concluded and the Requisite Company Stockholder Approval is not obtained, so long as breach of the merger agreement by the terminating party (and, in the case of Parent, Merger Sub) has not been the proximate cause of the failure to obtain the Requisite Company Stockholder Approval.

Termination by Parent
Parent may also terminate the merger agreement and abandon the transactions by written notice to the Company at any time prior to the effective time, whether before or after receipt of the Requisite Company Stockholder Approval (except as otherwise noted), if:
•
the Company has breached any of its representations, warranties, covenants or agreements set forth in the merger agreement, such that any of the conditions described under the first or second paragraph of the section above entitled “— Conditions of the Merger” would not be satisfied (and such breach is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) 30 days after the giving of notice thereof by Parent to the Company describing such breach in reasonable detail and stating Parent’s intention to terminate the merger agreement and abandon the merger and any other transactions contemplated by the merger agreement and (ii) three business days prior to the Outside Date; provided, however, that Parent may not terminate the merger agreement in this way if the Company is then entitled to terminate the merger agreement due to a terminable breach by Parent; or

•
the Company or any of its subsidiaries has entered into any Alternative Acquisition Agreement or, prior to the time the Requisite Company Stockholder Approval is obtained and whether or not the Company is in compliance with the non-solicitation provisions of the merger agreement, if a Change of Recommendation shall have been made or occurred.

Termination by the Company
The Company (upon approval of the Special Committee) may also terminate the merger agreement and abandon the transactions by written notice to Parent at any time prior to the effective time, whether before or after receipt of the Requisite Company Stockholder Approval (except as otherwise noted), if:
•
either of Parent or Merger Sub has breached any of its representations, warranties covenants or agreements in the merger agreement, such that any of the conditions described under the first or third paragraph of the section above entitled “— Conditions of the Merger” would not be satisfied (and such breach is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) 30 days after the giving of notice thereof by the Company to the breaching party describing such breach in reasonable detail and stating the Company’s intention to terminate the merger agreement and abandon the merger and any other transactions contemplated by the merger agreement and (ii) three business days prior to the Outside Date; provided, however, that the Company may not terminate the merger agreement in this way if Parent is then entitled to terminate the merger agreement due to a terminable breach by the Company;

•
prior to receipt of the Requisite Company Stockholder Approval, in connection with entering into an Alternative Acquisition Agreement in accordance with the applicable terms of the merger agreement; provided that prior to or substantially concurrently with such termination the Company pays or causes to be paid the Company termination fee; or

•
(A) all of the conditions described under the first and second paragraphs of the section above entitled “— Conditions of the Merger” have been, and continue to be, satisfied (other than those conditions that by their terms are to be satisfied by actions taken at the closing, each of which is capable of being and would be satisfied at the closing) or, to the extent permitted by law, waived; (B) Parent and Merger Sub shall have failed to consummate the merger by the time the closing was required to occur pursuant to the terms of the merger agreement; (C) the Company has irrevocably notified Parent in writing that the Company stands ready, willing and able to consummate the merger on the date such notice is delivered and through the end of the next succeeding three business days and, if Parent and Merger Sub are ready, willing and able to consummate the merger, it will consummate the merger; and (D) the merger has not been consummated by the end of the third business day following receipt of such notice, it being understood that the Company will not be entitled to terminate the merger agreement in this way if Parent has the valid right to terminate the merger agreement due to a terminable breach by the Company.

Termination Fees
The Company will be required to pay to Parent a termination fee of $7,209,571 under the following circumstances (as described more fully above):
•	the Company terminates the merger agreement to enter into an alternative acquisition agreement providing for a Superior Proposal;
•	Parent terminates the merger agreement as a result of a Change of Recommendation (or had the right to do so at the time of termination); or
•
(A) the Company or Parent terminates the merger agreement due to reaching the Outside Date; (B) Parent terminates the merger agreement due to a breach by the Company following a breach by the Company of the non-solicitation provisions or covenants related to filing the proxy statement, holding the Company Stockholders Meeting or regulatory efforts or (C) the Company or Parent terminates the merger agreement as a result of the Requisite Company Stockholder Approval not being obtained at the Company Stockholders Meeting, and, in the case of either (A), (B) or (C), (i) a bona fide Acquisition Proposal was publicly made or announced or confidentially made and not irrevocably withdrawn at least four business days prior to Company Stockholders Meeting, or (1) prior to the Outside Date (in the case of item (A)), (2) prior to Company Stockholders Meeting (in the case of item (C)), or (3) prior to the applicable breach (in the case of item (B)), and (ii) within 12 months after termination, the Company consummates an Acquisition Proposal or enters into a definitive agreement with respect to an Acquisition Proposal and subsequently consummates a transaction contemplated by such Acquisition Proposal (with references to “25 percent or more” in the definition of “Acquisition Proposal” deemed to be references to “more than 50 percent”).

Parent will be required to pay to the Company a termination fee of $12 million under the following circumstances (as described more fully above):
•	the merger agreement is terminated by the Company as a result of a terminable breach by Parent;
•
the merger agreement is terminated by the Company due to Parent’s failure to close and at the time of such termination all conditions precedent have been satisfied, are capable of being satisfied at closing or have been waived; or

•
the merger agreement is terminated by Parent due to not obtaining the Requisite Company Stockholder Approval at the Company Stockholders Meeting, and at such time of such termination the Company could have terminated the merger agreement for a terminable breach by Parent

In the event that a party fails to promptly pay the termination fee when due and the other party commences a suit in order to obtain such payment and such suit results in a judgment for payment of the applicable termination fee, the failing party will pay to such other party its reasonable, documented and out-of-pocket costs and expenses (including the reasonable, documented and out-of-pocket attorneys’ fees of outside counsel) in connection with such suit, together with interest thereon compounded annually; provided that no party will be required to pay an aggregate amount of such costs exceeding $3.5 million.

Limitation of Liability
The parties to the merger agreement have agreed that the maximum aggregate liability, whether in equity or at law, in contract, in tort or otherwise, of Parent and its related parties collectively (including the Parent termination fee and monetary damages for breach of the merger agreement) (i) under the merger agreement or any other agreement entered into in connection with the merger agreement; (ii) in connection with the failure of the transactions contemplated thereby (including the financing of the merger) or under the or other agreements entered into in connection with the merger agreement to be consummated; or (iii) in respect of any representation or warranty made or alleged to have been made in connection with the merger agreement or any other agreement entered into in connection with the merger agreement, will not exceed under any circumstances, including with respect to the Parent termination fee, if any, due and owing to the Company or damages sought by the Company for any fraud or willful breach, (A) an amount not to exceed $15 million, plus (B) the amount, if any, of enforcement costs due and owing not to exceed $3.5 million, plus the amount, if any, of reimbursement obligations due and owing (collectively, the “Maximum Liability Amount”). In no event shall the maximum aggregate liability of the applicable Parent related parties exceed the Maximum Liability Amount; and in no event will the Company, its affiliates or any of the foregoing’s respective representatives seek, directly or indirectly, to recover against or compel payment from Parent’s related parties or any non-recourse party, seek directly or indirectly to recover or compel payment of, any damages or other payments whatsoever in excess of the Maximum Liability Amount.
Subject to the terms and conditions set forth in the limited guaranty provided by the Guarantors, the Guarantors have each provided a limited guaranty with respect to the payment of their pro rata portion of (a) the Parent termination fee, if and when the Parent termination fee is due and payable, (b) the enforcement costs related to the Parent termination fee, if and when such costs due and payable (up to $3.5 million), and (c) the reimbursement obligations under the merger agreement, together with any amount for which Parent or Merger Sub is determined by a court of competent jurisdiction to be liable pursuant to any final, binding and non-appealable judgment thereof in respect of any claim for monetary damages made by the Company in accordance with, and on the terms and subject to the conditions set forth in, the merger agreement and the Guaranty, up to a maximum aggregate amount equal to $18.5 million. For a more detailed description of the provisions of the limited guarantees, please see the section of this proxy statement entitled “Special Factors — Limited Guaranty” beginning on page 69.
Fees and Expenses
Except as otherwise expressly provided in the merger agreement (including with respect to the payment (and costs to enforce payment) of the Company termination fee and the Parent termination fee and Parent’s reimbursement of the Company’s out-of-pocket fees and expenses in connection with its cooperation in obtaining debt financing), all fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such fees and expenses, whether or not the merger is consummated.
Withholding Taxes
Each of Parent, the Company, Merger Sub, the surviving corporation and the paying agent (and any affiliates and designees of the foregoing and any other withholding agent), as applicable, shall be entitled to deduct or withhold, or cause to be deducted or withheld, from the amounts otherwise payable pursuant to the merger agreement such amounts as are required to be deducted or withheld with respect to the making of such payment under the Code, or any other applicable U.S. federal, state or local or non-U.S. law. To the extent that amounts are so deducted or withheld and remitted to the applicable governmental authority, such deducted or withheld amounts shall be treated for all purposes of the merger agreement as having been paid to the Person in respect of which such deduction or withholding was made.
Amendment and Waiver
The merger agreement may be amended, modified or waived by the parties at any time prior to the effective time, if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by Parent, Merger Sub and the Company, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided that after the receipt of the Requisite Company Stockholder Approval, no amendment shall be made that by applicable law requires further approval by the holders of shares of Company Stock without obtaining such further approval.

Other than the conditions described under the first paragraph of the section above entitled “— Conditions of the Merger”, the conditions to each of the respective Parties’ obligations to consummate the merger and any other transactions contemplated by the merger agreement are for the sole benefit of such Party. All conditions described in the section above entitled “— Conditions of the Merger” may be waived in whole or in part to the extent permitted by applicable law, except that the condition that the Requisite Company Stockholder Approval be obtained is not waivable. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law (except to the extent specifically provided otherwise in the merger agreement).
Governing Law; Jurisdiction
The merger agreement is governed by, and will be construed in accordance with, the laws of the State of Delaware applicable to agreements executed and performed entirely within that state, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction), that would cause the application of the laws of any jurisdiction other than the State of Delaware.
Specific Performance
The parties acknowledged and agreed that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party does not perform any of the provisions of the merger agreement (including failing to take such actions as are required of it hereunder to consummate the transactions contemplated by the merger agreement) in accordance with their specific terms or otherwise breach or threaten to breach any such provisions.
Accordingly, subject to certain limitations, the parties are entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of the provisions of the merger agreement, in addition to any other remedy to which they may be entitled pursuant thereto or at law or equity. Each of the parties further acknowledged and agreed that it will not assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law, or inequitable or not appropriate on the basis that a remedy of monetary damages would provide an adequate remedy for any such breach.
Notwithstanding anything in the merger agreement to the contrary, Parent has a right to cause the Equity Financing to be funded, including by exercising its rights under the Equity Commitment Letters, and such right of Parent, and the right of the Company to specific performance in connection with enforcing the Equity Commitment Letter and the obligation of Parent and Merger Sub to consummate the closing, will be subject to the requirements that (i) all of the conditions described under the first and second paragraphs of the section above entitled “— Conditions of the Merger” have been, and continue to be, satisfied or waived (other than those conditions that by their terms are to be satisfied by actions taken at the closing each of which is capable of being and shall be satisfied at the closing), or, to the extent permitted by law, waived, (ii) the debt financing has been funded or will be funded in full at the closing if the equity financing is funded at the closing, (iii) the Company has irrevocably notified Parent in writing that (x) all conditions described under the first and second paragraphs of the section above entitled “— Conditions of the Merger” have been satisfied (other than those conditions that by their terms are to be satisfied by actions taken at the closing each of which is capable of being and shall be satisfied at the closing) or, to the extent permitted by law, waived, and (y) the Company stands ready, willing and able to consummate the merger if the equity financing were funded, and (iv) the merger has not been consummated within three (3) business days of the occurrence of the foregoing. In no event will the Company be entitled to enforce or seek to enforce specifically Parent’s obligation to cause the equity financing to be funded or to consummate the merger if the debt financing would not be funded in full at the closing substantially concurrently with the funding of the equity financing.

THE VOTING AND SUPPORT AND ROLLOVER AGREEMENTS
The following summarizes the material provisions of Voting and Support Agreements (the “Voting Agreements”), the Rollover Agreements and the Additional Rollover Agreements (collectively with the Voting Agreements, the “Support Agreements”) entered into by the Company, Parent and certain parties. This summary does not purport to be complete, may not contain all of the information about the Support Agreements that is important to you and is qualified in its entirety by the Support Agreements, attached to this proxy statement as Annexes B through H, which we incorporate by reference into this proxy statement. We recommend that you read the Support Agreements carefully and in their entirety, as the rights and obligations of the parties thereto are governed by the express terms of the applicable Support Agreement and not by this summary or any other information contained in this proxy statement.
On February 26, 2026, concurrently with the execution of the merger agreement, the Company and Parent entered into the Cerberus Support Agreement with Cerberus, which beneficially owns approximately 8% of the outstanding shares of Company common stock, pursuant to which, among other things, Cerberus has agreed to vote (or cause to be voted) all of the shares of Company common stock held by it in favor of the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement.
On February 26, 2026, concurrently with the execution of the merger agreement, the Company and Parent also entered into the Searchlight Rollover Agreement with Searchlight, which beneficially owns all of the Company’s issued and outstanding Series A-1 preferred stock (with a present liquidation preference of approximately $275 million) and the Penny Warrants to purchase approximately 12% of the shares of Company common stock, pursuant to which, among other things, Searchlight has agreed to vote (or cause to be voted) all shares of Company common stock that may have been issued to them upon exercise of the Penny Warrants in favor of the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement and to contribute any unexercised Penny Warrants and any shares of Company common stock issued upon exercise of the Penny Warrants to Parent immediately prior to the effective time. Neither the Company’s Series A-1 preferred stock nor the Penny Warrants (unless exercised for the underlying shares of Company common stock) are entitled to vote on the merger agreement or approval of the merger or the other transactions contemplated by the merger agreement.
Additionally, on February 26, 2026, concurrently with the execution of the merger agreement, the Company and Parent entered into Voting Agreements with affiliates of Abry and Rollover Agreements with affiliates of Abry, which beneficially own approximately 28% of the outstanding shares of Company common stock, pursuant to which, among other things, such affiliates of Abry have agreed to vote (or cause to be voted) all of the shares of Company common stock held by such affiliates in favor of the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement and to contribute shares representing approximately 27% of the outstanding shares of Company common stock to Parent immediately prior to the effective time.
On March 17, 2026, the Company and Parent entered into the Dotmar Rollover Agreement with Dotmar Investments Limited, which beneficially owns approximately 5% of the outstanding shares of Company common stock, pursuant to which, among other things, Dotmar Investments Limited has agreed to vote (or cause to be voted) all of the shares of Company common stock in favor of the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement and to contribute all of such shares to Parent immediately prior to the effective time.
On March 17, 2026, the Company and Parent entered into the Burston Rollover Agreement with Richard Burston, who, beneficially owns approximately 1% of the outstanding shares of Company common stock, pursuant to which, among other things, Richard Burston has agreed to vote (or cause to be voted) all of the shares of Company common stock in favor of the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement and to contribute all of such shares to Parent immediately prior to the effective time.
Additionally, On March 17, 2026, the Company and Parent entered into the Terrdian Rollover Agreement with Terrdian Holdings Inc., which, beneficially owns approximately 7% of the outstanding shares of Company common stock, pursuant to which, among other things, Terrdian Holdings Inc. has agreed to vote (or cause to be voted) all of the shares of Company common stock in favor of the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement and to contribute all of such shares to Parent immediately prior to the effective time.

Each Support Agreement terminates automatically upon the earliest to occur of certain events: (a) the effective time, (b) the valid termination of the merger agreement in accordance with its terms and (c) such date and time as any amendment or change to the merger agreement is effected without the Support Agreement counterparty’s consent that (A) decreases the amount, or changes the form, of consideration payable to in respect of the shares owned by such counterparty pursuant to the terms of the merger agreement, or that imposes conditions to the receipt of such consideration or (B) otherwise amends the merger agreement in a manner materially adverse to the Support Agreement counterparty (and, in the case of the Cerberus Support Agreement, (d) the Board’s or the Special Committee’s public announcement of a Change of Recommendation, (e) the Outside Date and (f) receipt by the Company of the Requisite Company Stockholder Approval).
Each Support Agreement is governed by the laws of the State of Delaware.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains statements that, in our opinion, may constitute forward-looking statements. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would” and similar expressions or variations. Forward-looking statements include, without limitation, statements regarding the proposed merger and related matters; the expected timetable for completing the proposed merger; prospective performance and opportunities; general business outlook; filings and approvals relating to the transactions; pending and future regulatory orders; the ability to complete the transactions considering the various closing conditions; and any assumptions underlying any of the foregoing.
Such forward-looking statements speak only as of the date as of this proxy statement, and are based on the beliefs and assumptions of the Company’s management based on information currently available to management. Such forward-looking statements are and will be, as the case may be, subject to risks, uncertainties and other important factors that may cause the actual results of the Company or its subsidiaries and the timing of certain events to differ materially from any future results expressed or implied by such forward-looking statements.
Factors that could cause or contribute to such differences include, but are not limited to, the following: (i) the risk that the proposed merger may not be consummated in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed merger by Company stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed merger, including in circumstances which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed merger on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; (viii) the amount of costs, fees and expenses related to the proposed merger; (ix) the risk that the Company’s stock price may decline significantly if the merger is not consummated; (x) the risk of shareholder litigation in connection with the merger, including resulting expense or delay; and (xi) (A) any other risks discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) filed by the Company with the SEC, and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and (B) the other risk factors identified from time to time in the Company’s other filings with the SEC. Filings with the SEC are available on the SEC’s website at www.sec.gov. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.
Other factors and assumptions not identified above may also affect the forward-looking statements, and these other factors and assumptions may also cause actual results to differ materially from those anticipated in such forward-looking statements.
The Company assumes no obligation to update such statements to reflect actual results, changes in assumptions or changes in other factors affecting such statements, and expressly disclaims any obligation to revise or update publicly any forward-looking statements, except as required by applicable law.
All information contained in this proxy statement exclusively concerning Parent, Merger Sub and their affiliates has been supplied by Parent and Merger Sub and has not been independently verified by us.

THE PARTIES TO THE MERGER
KORE Group Holdings, Inc.
The Company is a Delaware corporation with operating subsidiaries that provides advanced connectivity services, location-based services, device solutions, managed and professional services used in the development and support of the “Internet of Things” (“IoT”) technology for the business market. The Company’s IoT platform is delivered in partnership with the world’s largest mobile network operators and provides secure, reliable, wireless connectivity to mobile and fixed devices. This technology enables the Company to expand its global technology platform by transferring capabilities across new and existing vertical markets and delivers complementary products to channel partners and resellers worldwide.
The Company was incorporated under the laws of Delaware in 2003. The Company’s principal executive offices are located at 1155 Perimeter Center West, 11th Floor Atlanta, Georgia 30338, and its telephone number is 877-710-5673. Shares of Company common stock are listed on NYSE under the trading symbol “KORE.”
KONA Parent, L.P.
Parent is a Delaware limited partnership and a subsidiary of Searchlight and KONA Parent GP, LLC that was formed solely for the purpose of entering into the merger agreement and related agreements and consummating the transactions contemplated thereby. Parent has not conducted any business operations other than in connection with its formation and the transactions and related agreements. Upon the consummation of the transactions contemplated by the merger agreement and related agreements, the Company will be a subsidiary of Parent.
The principal executive offices of Parent are c/o Searchlight Capital Partners, L.P., 745 Fifth Avenue, 27th Floor, New York, New York 10151 with a telephone number of (212) 293-3730.
KONA Merger Sub Co.
Merger Sub is a Delaware corporation and a wholly owned subsidiary of Parent that was formed solely for the purpose of entering into the merger agreement and related agreements and consummating the transactions contemplated thereby. Merger Sub has not conducted any business operations other than in connection with its formation and the transactions contemplated by the merger agreement and related agreements. Upon the consummation of the transactions contemplated by the merger agreement and related agreements, Merger Sub will cease to exist.
The principal executive offices of Merger Sub are c/o Searchlight Capital Partners, L.P., 745 Fifth Avenue, 27th Floor, New York, New York 10151 with a telephone number of (212) 293-3730.

THE SPECIAL MEETING
We are furnishing this proxy statement to the holders of Company common stock as part of the solicitation of proxies by the Board for exercise at the special meeting or at any postponements or adjournments thereof.
Date, Time and Place
The special meeting of Company stockholders will be held in a virtual meeting format on [   ], 2026 at [      ] Eastern Time (unless the special meeting is adjourned or postponed). To access the special meeting, you should visit www.virtualshareholdermeeting.com/KORE2026SM. All shareholders are entitled to attend the special meeting; however, you are entitled to participate, meaning you are entitled to vote and submit questions, at the special meeting only if you were a shareholder of record as of the close of business on the record date, or if you were a beneficial owner of Company shares as of the record date and you register in accordance with the instructions below.
Purpose of the Special Meeting
The special meeting is being held for the following purposes:
•	to consider and vote on the merger agreement proposal;
•	to consider and vote on the advisory compensation proposal; and
•	to consider and vote on the adjournment proposal.
A copy of the merger agreement is attached as Annex A to this proxy statement.
Recommendation of the Board
The Board (acting upon the recommendation of the Special Committee) has by unanimous vote of the directors present at a special meeting of the Board held on February 26, 2026, determined that it was fair, advisable and in the best interests of the Company and its stockholders (including the Disinterested Stockholders) for the Company to enter into the merger agreement and (i) approved the execution and delivery of the merger agreement by the Company, the performance by the Company of its covenants and other obligations contained in the merger agreement, and the consummation of the merger and other transactions contemplated by the merger agreement, (ii) directed that the merger agreement be submitted to the stockholders of the Company entitled to vote thereon for its adoption and (iii) recommended that the stockholders of the Company vote in favor of the adoption of the merger agreement. Accordingly, the Board recommends a vote “FOR” the merger agreement proposal, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal. For a discussion of the factors that the Board considered in determining to recommend the approval of the merger agreement proposal, please see the section of this proxy statement entitled “Special Factors — Reasons for the Merger” beginning on page 34.
Registering for the Special Meeting
Stockholders of Record
If you are a record holder of Company common stock (in other words, you held Company common stock in your own name in the stock register maintained by our transfer agent, Continental Stock Transfer & Trust Company), then you do not need to register to virtually attend and participate in the special meeting. You may attend and participate by accessing www.virtualshareholdermeeting.com/KORE2026SM and selecting “I have a Control Number.” Enter the 16-digit control number shown on your proxy card. If you lose your 16-digit control number, you may join the special meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the record date.
Beneficial (“Street Name”), Stockholders
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf. If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker.

Record Date and Stockholders Entitled to Vote
Each outstanding share of Company common stock entitles its holder to cast one vote on each of the proposals presented in this proxy statement. Only holders of outstanding Company common stock at the close of business on [       ], 2026 (the “record date”) are entitled to notice of, and to vote at, the special meeting and any postponement or adjournment thereof.
A complete list of the Company stockholders entitled to vote at the special meeting will be available for examination by any stockholder, for any purpose germane to the special meeting, at our corporate headquarters, 1155 Perimeter Center West, 11th Floor, Atlanta, GA 30338, during ordinary business hours for a period of ten days before the special meeting and at the special meeting.
Quorum
The presence at the special meeting, in person or by proxy, of the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote will constitute a quorum. Virtual attendance at the special meeting constitutes presence in person for quorum purposes at the special meeting. Proxies executed and delivered without voting instructions and abstentions will be included in the calculation of the number of shares considered present at the special meeting for purposes of establishing a quorum.
If a quorum is not present or represented at the special meeting of the Company stockholders, then either the person presiding over the meeting or a majority in voting power of the Company stockholders entitled to vote thereat, present in person or represented by proxy, may adjourn or recess the special meeting, without notice other than announcement at the special meeting, until a quorum is present or represented; provided that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the special meeting. In addition, if after the adjournment a new record date is fixed for the adjourned meeting, we will provide a notice of the adjourned meeting to each Company stockholder of record entitled to vote at the special meeting. In the event that a quorum is not present at the special meeting, or if there are insufficient votes to adopt the merger agreement at the time of the special meeting, we expect that the special meeting will be postponed or adjourned to solicit additional proxies.
Vote Required
Approval of the Merger Agreement Proposal
The approval of the merger agreement proposal requires the receipt of the Requisite Company Stockholder Approval, the receipt of which is a condition to the consummation of the merger. Note that you may vote to approve the merger agreement proposal and vote not to approve the advisory compensation proposal or adjournment proposal and vice versa.
Abstentions and failures to vote (including a failure to authorize a proxy to vote on a Company stockholder’s behalf) will have the same effect as a vote “AGAINST” the merger agreement proposal for purposes of obtaining the Company Stockholder Approval, but will have no effect on the Disinterested Stockholder Approval.
Approval of the Advisory Compensation Proposal
The approval of the advisory compensation proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter. An abstention will have no effect on the advisory compensation proposal.
The vote on the advisory compensation proposal is a vote separate and apart from the vote to approve the merger agreement proposal. Because the vote on the advisory compensation proposal is advisory only, it will not be binding on the Company, the Board, Parent or the surviving corporation. Accordingly, because the Company is contractually obligated to pay the compensation that may be paid or become payable to our named executive officers in connection with the consummation of the merger, if the merger is approved by our stockholders, such compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the vote on the advisory compensation proposal.
Approval of the Adjournment Proposal
Assuming a quorum is present, the approval of the adjournment proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.

An abstention will have no effect on the adjournment proposal. The Company does not intend to call a vote on this proposal if the merger agreement proposal is approved at the special meeting.
Assuming a quorum is present, the vote on the adjournment proposal is a vote separate and apart from the vote to approve the merger agreement proposal. Accordingly, you may vote to approve the merger agreement proposal and vote not to approve the adjournment proposal and vice versa.
Approval of the advisory compensation proposal and the adjournment proposal is not a condition to the consummation of the merger.
A broker “non-vote” occurs on a proposal when a broker is permitted to vote shares on “routine” (or “discretionary”) proposals without instructions from the beneficial holder of the shares but the broker is not permitted to vote on “non-routine” (or “non-discretionary”) proposals without instructions from the beneficial owner of the shares and no instruction has been given. A broker has discretionary authority to vote on a routine matter, even if the broker does not receive voting instructions from the beneficial owners. The Company does not expect any broker non-votes at the special meeting because the rules applicable to banks, brokers and other nominees only provide banks, brokers and other nominees with discretionary authority to vote on proposals that are considered “routine,” whereas each of the proposals to be presented at the special meeting is considered “non-routine.” As a result, no bank, broker or other nominee will be permitted to vote your shares of Company common stock at the special meeting without receiving instructions and we do not expect broker non-votes to occur.
Voting Procedures
Whether or not you plan to attend the special meeting and regardless of the number of shares of Company common stock you own, your careful consideration of, and vote on, the merger agreement is important and we encourage you to vote promptly.
If you are a record holder of Company common stock (in other words, you held Company common stock in your own name in the stock register maintained by our transfer agent, Continental Stock Transfer & Trust Company ) and to ensure that your shares of Company common stock are voted at the special meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the special meeting.
Vote on the Internet. If you are a record holder of Company common stock, you may submit your proxy via the internet by following the instructions provided set forth on the enclosed proxy card. If, as of the record date, you are the beneficial owner of Company common stock held in “street name” by your broker, bank or other nominee, you will need to go to the website provided on the enclosed voting instruction form. Have your proxy card or voting instruction form in hand when you access the voting website. On the internet voting site, you can confirm that your instructions have been properly recorded.
Vote by Telephone. If you are a record holder of Company common stock, you can also submit a proxy to vote by following the instructions set forth on your enclosed proxy card. If, as of the record date, you are the beneficial owner of Company common stock held in “street name” by your broker, bank or other nominee, you can submit a proxy to vote by telephone by dialing the number specified on your enclosed voting instruction form. Voice prompts will allow you to vote your Company common stock and confirm that your instructions have been properly recorded. Have your proxy card or voting instruction form in hand when you call.
Vote by Mail. If you are a record holder of Company common stock or if, as of the record date, you are the beneficial owner of Company common stock held in “street name” by your broker, bank or other nominee, and you have requested printed proxy materials, you may choose to vote by mail, by marking your enclosed proxy card or voting instruction form, dating and signing it, and returning in the accompanying prepaid reply envelope. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and you are the beneficial owner of Company common stock held in “street name” by your broker, bank or other nominee, please mail your completed voting instruction form to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail.
Voting at the Special Meeting. If you are a record holder of Company common stock, you may vote by attending the Special meeting on-line and casting your vote electronically. The method or timing of your vote by proxy will not limit your right to vote at the special meeting if you attend the special meeting virtually and vote electronically. If you hold your shares in “street name” as of the record date (in other words, your Company common stock is held in the name of your bank, broker or other nominee), you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. In order to vote, complete and mail the proxy card received from your broker, bank or other nominee to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker. To vote at the special meeting, which will have the same effect as revoking any previously submitted voting instructions, you will need to register in advance. Please see “— Registering for the Special Meeting” above for information on how to register in advance. Without following the voting and/or registration instructions, your common stock held in “street name” will not be voted, which will have the same effect as a vote “AGAINST” the merger agreement proposal for purposes of the Company Stockholder Approval and will not have any effect on the Disinterested Stockholder Approval, the advisory compensation proposal, or the adjournment proposal.
For additional questions about the merger, assistance in submitting proxies or voting or to request additional copies of this proxy statement or the enclosed proxy card, please contact send an email to Vik Vijayvergiya, VP, Investor Relations, at vvijayvergiya@korewireless.com stating the purpose of the request and providing proof of ownership of common stock.
How Proxies Are Voted
If you complete and submit your proxy card or voting instructions, the persons named as proxies will follow your instructions. If you are a holder of record and you submit a proxy card but do not direct how to vote, the persons named as proxies therein will vote in favor of the merger agreement proposal, the advisory compensation proposal and the adjournment proposal.
Revocation of Proxies
For Company stockholders of record, any time after you have submitted a proxy card and before the proxy card is exercised, you may revoke or change your vote in one of three ways:
•
you may submit a new proxy card bearing a later date (which automatically revokes the earlier proxy or voting instructions) in accordance with the instructions detailed in the section of this proxy statement entitled “The Special Meeting — Voting Procedures”;

•	you may submit a written notice of revocation to the Company’s Secretary at 1155 Perimeter Center West, 11th Floor Atlanta, Georgia 30338; or
•	you may attend the special meeting and vote during the live webcast. Attendance at the special meeting will not, in itself, constitute revocation of a previously granted proxy.
Please note that if you want to revoke your proxy by sending a new proxy card or a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company prior to the special meeting.
If you hold your shares in “street name,” you will need to revoke or resubmit your proxy through your broker, bank or other nominee and in accordance with its procedures. If your broker, bank or other nominee allows you to submit a proxy via the internet or by telephone, you may be able to change your vote by submitting a new proxy via the internet or by telephone (or by mail). In order to attend the special meeting and vote during the webcast, which will have the same effect as revoking any previously submitted voting instructions, you will need to obtain a legal proxy issued in your name from your broker, bank or other nominee, who is the Company stockholder of record. To vote at the special meeting, which will have the same effect as revoking any previously submitted voting instructions, you will need to register in advance. Please see “The Special Meeting — Registering for the Special Meeting” beginning on page 112 for information on how to register in advance.
Solicitation of Proxies
The Company will bear the cost of soliciting proxies, including the expense of preparing, printing and distributing this proxy statement. In addition to soliciting proxies by mail, telephone or electronic means, we may request brokers to solicit their customers and will, upon request, reimburse them for the reasonable, out-of-pocket costs of forwarding proxy materials in accordance with customary practice and SEC and NYSE regulations. We may also use the services of our directors, officers and other employees to solicit proxies, personally or by telephone, without additional compensation.

Adjournments
Although it is not currently expected, the special meeting may be adjourned for the purpose of soliciting additional proxies. In addition, if a quorum is not present or represented at the special meeting, then either the person presiding over the meeting or a majority in voting power of the Company stockholders entitled to vote thereat, present in person or represented by proxy, may adjourn or recess the special meeting, without notice other than announcement at the special meeting, until a quorum is present or represented; provided that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the special meeting. In addition,if after the adjournment a new record date is fixed for the adjourned meeting, we will provide a notice of the adjourned meeting to each Company stockholder of record entitled to vote at the special meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the special meeting as originally noticed.
Voting by Company Directors, Executive Officers and Principal Securityholders
As of April 3, 2026, the directors and executive officers of the Company beneficially owned in the aggregate 5,300,614 shares of Company common stock, or approximately 30% of the outstanding shares of Company common stock. Although none of the directors or executive officers is obligated to vote to approve the merger agreement proposal, we currently expect that each of these individuals will vote all of his or her shares “FOR” each of the proposals to be presented at the special meeting. The votes cast in respect of any shares owned by the directors affiliated with Searchlight or Abry or any “officers” of the Company within the meaning of Rule 16a-1(f) of the Exchange Act, will not count for the Disinterested Stockholder Approval.
The Company’s directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of the Company stockholders generally. For more information, please see the section of this proxy statement entitled “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 74.
Appraisal Rights
If the merger is consummated, persons who do not wish to accept the merger consideration are entitled to seek appraisal of their shares of Company common stock under Section 262 and, if all procedures described in Section 262 are strictly complied with, to receive payment in cash for the fair value of their shares of Company common stock exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your shares of Company common stock as determined by the Delaware Court may be more or less than, or the same as, the merger consideration that you are otherwise entitled to receive under the merger agreement. These rights are known as “appraisal rights.” This proxy statement serves as a notice of such appraisal rights pursuant to Section 262.
Persons who exercise appraisal rights under Section 262 will not receive the merger consideration they would otherwise be entitled to receive pursuant to the merger agreement. They will receive an amount determined to be the “fair value” of their shares of Company common stock following petition to, and an appraisal by, the Delaware Court. Persons considering seeking appraisal should recognize that the fair value of their shares of Company common stock determined under Section 262 could be more than, the same as or less than the merger consideration they would otherwise be entitled to receive pursuant to the merger agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
A holder of record or a beneficial owner of shares of Company common stock who (i) continuously holds such shares on and from the date of the making of the demand through the effective time, (ii) has not consented to or otherwise voted in favor of the merger or otherwise withdrawn, lost or waived appraisal rights, (iii) strictly complies with all other procedures for exercising appraisal rights under Section 262, (iv) does not thereafter withdraw his, her or its demand for appraisal of such shares or otherwise lose his, her or its rights to seek appraisal and (v) in the case of a beneficial owner, a person who (A) reasonably identifies in his, her or its demand the holder of record of the shares for which the demand is made, (B) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and

(C) provides an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the Chancery List, will be entitled to receive the fair value of his, her or its shares of Company common stock exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court, together with interest, if any, to be paid upon the amount determined to be the fair value. The summary included herein does not constitute legal or other advice, nor does it constitute a recommendation that persons seek to exercise their appraisal rights under Section 262. Failure to comply timely and properly with the requirements of Section 262 will result in the loss of a person’s appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will be entitled to receive the merger consideration under the merger agreement.
A copy of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. Any summary of Section 262 included herein is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to the full text of Section 262 and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 and is urged to consult his, her or its legal and financial advisors before electing or attempting to exercise such rights. For more information, please see the section of this proxy statement entitled “Special Factors — Appraisal Rights,” beginning on page 70.
Householding
The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. In accordance with such rules, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. (“Broadridge”) at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address. We will promptly deliver an additional copy of the proxy statement to any stockholder who so requests. For more information, see “Questions and Answers About the Special Meeting and the Merger” above or “Where You Can Find Additional Information” beginning on page 136.
Other Matters
Pursuant to the DGCL and the Company’s Amended and Restated Certificate of Incorporation, only the matters set forth in the notice of the special meeting may be brought before the special meeting.
Assistance
If you have any questions or need assistance in registering, completing your proxy card or have questions regarding the special meeting, please contact send an email to Vik Vijayvergiya, VP, Investor Relations, at vvijayvergiya@korewireless.com stating the purpose of the request and providing proof of ownership of common stock.

PROPOSAL 1: MERGER AGREEMENT PROPOSAL
The Proposal
The Company is asking you to approve the merger agreement proposal. A copy of the merger agreement is attached as Annex A to this proxy statement and is incorporated by reference in this proxy statement in its entirety.
General
We are asking our stockholders to consider and vote on the adoption of the merger agreement and the transactions contemplated thereby, including the merger. Pursuant to the merger agreement, subject to the terms and conditions thereof, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a subsidiary of Parent. If the merger is consummated, holders of Company common stock will be entitled to receive $9.25 in cash, without interest and subject to any withholding of taxes, in exchange for each share of Company common stock (other than the Excluded Shares) such holder owns at the effective time of the merger. For a detailed description of the merger agreement and the transactions contemplated thereby, including the merger, see the section of this proxy statement entitled “The Merger Agreement” beginning on page 85.
As discussed in the sections of this proxy statement entitled “Special Factors — Recommendation of the Special Committee”; “Special Factors — Reasons for the Merger” and “Special Factors — Recommendation of the Board” the Board, acting upon the recommendation of the Special Committee, by unanimous vote of those directors present at a special meeting of the Board held on February 26, 2026 (excluding the Searchlight and Abry directors, who were not present at such special meeting of the Board), determined that it was fair, advisable and in the best interests of the Company and its stockholders (including the Disinterested Stockholders) for the Company to enter into the merger agreement and approved, adopted and declared advisable the merger agreement and the transactions contemplated by the merger agreement.
Our stockholders must approve the merger agreement proposal in order for the merger to occur. If our stockholders fail to approve the merger agreement proposal, the merger will not occur.
Vote Required
Approval of the merger agreement requires the affirmative vote (in person or by proxy) of the holders of (a) a majority of the outstanding shares of Company common stock entitled to vote thereon and (b) a majority of votes cast by the Disinterested Stockholders at the special meeting.
Each Company stockholder is entitled to one vote per share of Company common stock held by such stockholder on the record date.
Appraisal Rights
If the merger is consummated, stockholders who continuously hold Company common stock through the effective time, who do not vote such Company common stock in favor of the adoption of the merger agreement and who properly demand appraisal of such Company common stock and do not effectively withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to an appraisal of such Company common stock in connection with the merger under Section 262. This means that Company stockholders who perfect their appraisal rights, who do not thereafter effectively withdraw their demand for appraisal and who follow the procedures in the manner prescribed by Section 262 will be entitled to have such Company common stock appraised by the Delaware Court and to receive payment in cash of the “fair value” of such Company common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with interest to be paid on the amount determined to be fair value, if any, as determined by the Delaware Court (or in certain circumstances described in further detail in the section of this proxy statement entitled “The Special Meeting — Appraisal Rights,” on the difference between the amount determined to be the fair value and the amount paid by the surviving corporation in the merger to each stockholder entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, Company stockholders who wish to seek appraisal of their Company common stock are encouraged to review Section 262 carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Company stockholders considering seeking appraisal should be aware that the fair value of their Company common stock as determined pursuant to Section 262 could be more than, the same as or less than the value of the consideration that they would receive pursuant to the merger agreement if they did not seek appraisal of their Company common stock. The following summary does not constitute legal or other advice, nor does it constitute a recommendation that persons seek to exercise their appraisal rights under Section 262. Failure to comply timely and properly with the requirements of Section 262 will result in the loss of a person’s appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will be entitled to receive the merger consideration under the merger agreement.
To exercise your appraisal rights, you must: (i) submit a written demand for appraisal to the Company before the vote is taken on the adoption of the merger agreement; (ii) not submit a proxy with respect to, or otherwise vote, the Company common stock for which you seek appraisal in favor of the proposal to adopt the merger agreement; (iii) continue to hold such Company common stock on and from the date of the making of the demand through the effective time; and (iv) strictly comply with all other procedures for exercising appraisal rights under Section 262. Your failure to follow exactly the procedures specified under Section 262 will result in the loss of your appraisal rights. In addition, the Delaware Court will dismiss appraisal proceedings in respect of the merger unless certain stock ownership conditions are satisfied by the stockholders seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in the section of this proxy statement entitled “The Special Meeting — Appraisal Rights,” which is qualified in its entirety by Section 262, the relevant section of the DGCL regarding appraisal rights, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. If, as of the record date, you are the beneficial owner of Company common stock held in “street name” by your broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with such broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such broker, bank or other nominee.
Vote Recommendation
The Board recommends a vote “FOR” the approval of the merger agreement proposal.

PROPOSAL 2: ADVISORY COMPENSATION PROPOSAL
The Proposal
The Company is asking you to approve the advisory compensation proposal.
General
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21(c) under the Exchange Act, we are asking holders of Company common stock to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to our named executive officers in connection with the consummation of the merger. This proposal is commonly known as a “say on golden parachute” proposal.
The compensation arrangements of our named executive officers that are described in the section entitled “Special Factors — Interests of the Company’s Directors and Executive Officers in the Merger” of this proxy statement are incorporated herein by reference, including the information set forth in the “Golden Parachute Compensation” table, which is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about compensation for each of our named executive officers that is based on or otherwise relates to the merger and assuming the merger is consummated on the latest practicable date prior to the filing of this proxy statement, April 3, 2026.
As required by those rules, the Company is asking holders of Company common stock to vote on the approval of the following resolution:
“RESOLVED, that the Company stockholders approve, on an advisory (non-binding) basis, the compensation that will or may become payable by the Company to its named executive officers in connection with the merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation table and the related narrative disclosures.”
The vote on this advisory compensation proposal is a vote separate and apart from the vote to approve the merger agreement proposal. Accordingly, you may vote to approve the merger agreement proposal and vote not to approve this advisory compensation proposal or vice versa. Because the vote is advisory in nature only, it will not be binding on the Company or the Board; as the Company is contractually obligated to pay such compensation, such compensation will be paid or become payable, subject only to the conditions applicable thereto, if the merger is consummated and regardless of the outcome of the advisory vote.
Vote Required
The approval of the advisory compensation proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.
Each Company stockholder is entitled to one vote per share of Company common stock held by such stockholder on the record date.
Vote Recommendation
The Board recommends a vote “FOR” the approval of the advisory compensation proposal.

PROPOSAL 3: ADJOURNMENT PROPOSAL
The Proposal
The Company is asking you to approve the adjournment proposal.
General
The Company is asking you to approve one or more proposals to adjourn the special meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger agreement proposal.
If the Company stockholders approve the adjournment proposal, the Company could, subject to the terms and provisions of the merger agreement, adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Company stockholders that have previously returned properly executed proxies voting against the approval of the merger agreement proposal (other than in respect of any proposal for which the vote has been taken and the polls have been closed at the special meeting). Among other things, approval of the adjournment proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against the merger agreement proposal such that the merger agreement proposal would be defeated, the Company could adjourn the special meeting without a vote on the merger agreement proposal and seek to convince the holders of that Company common stock to change their votes to votes in favor of any such proposal. Additionally, the Company may seek to adjourn the special meeting if a quorum is not present at the special meeting.
Vote Required
Assuming a quorum is present, the approval of the adjournment proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.
Each Company stockholder is entitled to one vote per share of Company common stock held by such stockholder on the record date.
Vote Recommendation
The Board recommends a vote “FOR” the approval of the adjournment proposal.

OTHER IMPORTANT INFORMATION REGARDING THE COMPANY
Selected Historical Consolidated Financial Data
Set forth below is certain selected historical consolidated financial data relating to the Company. The historical audited selected financial data as of and for the fiscal years ended December 31, 2025 and December 31, 2024 has been derived from the Company’s consolidated financial statements.
This information is only a summary. The selected historical consolidated financial data as of December 31, 2025 and 2024 should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and the selected historical financial data as of and for the three months ended March 31, 2026 and 2025 should be read in conjunction with the Company’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2026, each of which is incorporated by reference into this proxy statement in its entirety. More comprehensive financial information is included in such report, including management’s discussion and analysis of financial condition and results of operations, and other documents filed by the Company with the SEC, and the following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and notes contained therein. See the section of this proxy statement entitled “Where You Can Find Additional Information” beginning on page 136.
Consolidated Statement of Operations Data and Balance Sheet Data

	Three Months Ended March 31,		Year Ended December 31,
	2026	2025	2025	2024
	(in thousands, except per share information)		(in thousands, except per share information)
Consolidated Statement of Operations Data
Net loss	$(28,456)	$(14,908)	$(62,976)	$(146,076)
Operating loss	$(4,107)	$(2,456)	$(12,489)	$(102,793)
Loss per basic and diluted share	$(1.43)	$(0.77)	$(3.19)	$(7.59)

	March 31,	December 31,
	2026	2025	2024
	(in thousands)	(in thousands)
Consolidated Balance Sheet Data
Current assets	$83,095	$85,925	$79,963
Non-current assets	$313,017	$324,620	$375,870
Current liabilities	$79,278	$72,003	$66,090
Non-current liabilities	$508,339	$502,322	$489,343
Stockholders’ (deficit)	$(191,505)	$(163,780)	$(99,600)

Book Value per Share
As of December 31, 2025, the book value per share of Company common stock was $(9.34). Book value per share of Company common stock is computed by dividing total deficit at December 31, 2025 by the total shares of outstanding Company common stock on that date.

Market Price of Shares and Dividends
Shares of Company common stock are listed on NYSE under the trading symbol “KORE.” The table below provides the high and low intra-day trading prices for shares of common stock, as reported by NYSE.

	High	Low
2026
First quarter	$9.07	$4.74
April 1, 2026 through [ ],[ ]	$[ ]	$[ ]
2025
Fourth quarter	$4.60	$2.82
Third quarter	$2.81	$2.11
Second quarter	$2.75	$2.07
First quarter	$2.69	$1.94
2024
Fourth quarter	$4.88	$1.10
Third quarter(1)	$3.71	$1.30
Second quarter	$4.70	$1.40
First quarter	$6.45	$3.30
2023
Fourth quarter	$6.45	$1.60
Third quarter	$7.95	$2.62
Second quarter	$8.80	$0.60
First quarter	$12.80	$5.30

(1)	The Company announced a 1 for 5 reverse stock split that took effect July 1, 2024.
On November 3, 2025, the last full trading day prior to the non-binding public proposal by Searchlight and Abry to acquire all of the outstanding common stock not already owned by Searchlight or Abry for cash consideration of $5.00 per share, the closing price for shares of common stock was $3.98 per share. The $9.25 per share to be paid for each share of Company common stock pursuant to the merger agreement represents a premium of approximately 138% over the closing price on November 3, 2025. On [  ], [  ], the latest practicable trading day before the filing of this proxy statement, the reported closing price for shares of common stock on NYSE was $[  ]. You are encouraged to obtain current market quotations for shares of Company common stock in connection with voting your common stock.
As of the close of business on the record date, there were [  ] shares of Company common stock outstanding and entitled to vote, held [  ] Company stockholders of record. The number of holders is based upon the actual number of holders registered in our records at such date and excludes holders of shares in “street name” or persons, partnerships, associations, corporations or other entities identified in security positions listings maintained by depository trust companies.
Future dividend payments, if any, are at the discretion of the Board. The Company intends to retain all future earnings, if any, generated by operations to finance the business for the foreseeable future, and under the terms of the merger agreement, subject to limited exceptions, the Company is prohibited from making, declaring or paying any dividend, or any other distribution on, or directly or indirectly redeeming, purchasing or otherwise acquiring, any of its capital stock, or any other securities or obligations (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock.
Beneficial Ownership of Common Stock by Management, Directors and Holders of 5% or More of Common Stock
The following table sets forth, as of April 3, 2026, certain information based on filings with the SEC and information that has been provided to the Company with respect to the beneficial ownership of shares of the Company common stock for (i) each stockholder who is known by the Company to own beneficially more than five percent of the outstanding shares of Company common stock, (ii) each of the Company’s directors, (iii) each of the Company’s named executive officers and (iv) all of the Company’s current directors and executive officers as a group.

Beneficial ownership of common stock is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated by footnote, the Company believes that each Company stockholder shown on the table below has sole voting and dispositive power with respect to all shares shown as beneficially owned by that Company stockholder. The applicable percentage of beneficial ownership is based on 17,587,851 shares of Company common stock issued and outstanding on April 3, 2026. Shares of Company common stock subject to Company equity awards and warrants to purchase Company common stock currently exercisable or that will be settled or exercisable within 60 days after April 3, 2026 are deemed to be outstanding and beneficially owned by the person holding the Company equity awards or warrants for the purpose of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person.
Unless otherwise indicated, the address of all individuals listed in the table is as follows: KORE Group Holdings, Inc., 1155 Perimeter Center West, 11th Floor, Atlanta, Georgia 30338.

Name of Beneficial Owner	Number of Shares of Company Common Stock Beneficially Owned	Percentage (%) of Shares of Company Common Stock Beneficially Owned
Five Percent Stockholders (other than Directors and Named Executive Officers):
Abry(1)(2)	4,850,587	27.6%
Searchlight(3)	2,404,942	12.0%
Wood River Capital, LLC(4)	2,000,000	11.4%
Fortress(5)	1,698,846	9.7%
Cerberus(6)	1,374,069	6.9%
Twilio, Inc.(7)	1,000,000	5.7%
Terrdian Holdings Inc.(8)	1,163,205	6.6%
Dotmar Investments Limited(9)	1,017,241	5.8%
Directors and Named Executive Officers:
Ronald Totton(10)	46,601	*
Jack Kennedy(10)	52,662	*
Timothy M. Donahue	83,366	*
Cheemin Bo-Linn	83,366	*
H. Paulett Eberhart	81,566	*
Andrew Frey	—	*
David Fuller	—	*
James Geisler	81,566	*
Jay M. Grossman(1)(2)	4,850,587	27.6%
Robert P. MacInnis	20,900	*
Michael K. Palmer	—	*
Romil Bahl(11)	1,468,157	8.3%
Bryan Lubel(11)	179,968	1.0%
Jason Dietrich(11)	153,949	*
All current KORE directors and executive officers as a group (11 individuals)	5,300,614	30.1%

*	Less than one percent
(1)
4,300,157 of the shares reported herein are owned directly by ABRY Partners VII, L.P. 248,042 of the shares reported herein are owned directly by ABRY Partners VII Co-Investment Fund, L.P. 4,864 of the shares reported herein are owned directly by ABRY Investment Partnership, L.P. 257,702 of the shares reported herein are owned directly by ABRY Senior Equity IV, L.P. and 39,822 of the shares reported herein are owned directly by ABRY Senior Equity Co-Investment Fund IV, L.P.

(2)
ABRY Partners VII, L.P., ABRY Partners VII Co-Investment Fund, L.P., ABRY Investment Partnership, L.P., ABRY Senior Equity IV, L.P. and ABRY Senior Equity Co-Investment Fund IV, L.P. (collectively the “ABRY Funds”) are managed and/or controlled by ABRY Partners, LLC (“ABRY I”) and ABRY Partners II, LLC (“ABRY II”) and/or their respective affiliates. ABRY I and ABRY II are investment advisors registered with the SEC. Royce Yudkoff, as managing member of ABRY I and sole member of certain of its affiliates, has the right to exercise investment and voting power on behalf of ABRY Investment Partnership, L.P. Peggy Koenig and Jay M. Grossman, as equal members of ABRY II and of certain of its affiliates, have the right to exercise investment and voting power on behalf of the ABRY Funds. The business address of ABRY is 888 Boylston Street, Suite 1600, Boston, Massachusetts.

(3)
Searchlight shares reported herein consist of common stock issuable to Searchlight upon the exercise of the Penny Warrants to purchase 2,404,942 shares of Company common stock at an exercise price of $0.05 per share, assuming that the Penny Warrants are exercised for the $0.05 per share exercise price, and not exercised via a cashless exercise formula. Searchlight is a Delaware limited partnership that was formed to effect the investment in the Company’s securities in connection with that certain Investment Agreement, dated as of November 9, 2023, by and between the Company and Searchlight, as amended (the “Investment Agreement”). The general partner of Searchlight is Searchlight Capital Partners IV GP AGG, LLC, a Delaware limited liability company (“Searchlight IV GP AGG”). The sole member of Searchlight IV GP AGG is Searchlight Capital Partners IV GP, L.P., a Cayman limited partnership (“Searchlight IV GP LP”). The general partner of Searchlight IV GP LP is Searchlight Capital Partners IV GP, LLC, a Delaware limited liability company (“Searchlight IV GP”). The reported securities may be deemed to be owned directly by Searchlight and indirectly by Searchlight IV GP AGG, Searchlight IV GP LP and Searchlight IV GP. The business address of each of the foregoing entities is 745 Fifth Avenue - 27th Floor, New York, NY 10151.

(4)
Wood River Capital, LLC (“Wood River”) is beneficially owned by SCC Holdings, LLC (“SCC”), SCC is beneficially owned by KIM, LLC (“KIM”), KIM is beneficially owned by Koch Investments Group, LLC (“KIG”), KIG is beneficially owned by Koch Investments Group Holdings, LLC (“KIGH”). KIGH is beneficially owned by Koch Companies, LLC. (“KCLLC”) and KCLLC is beneficially owned by Koch, Inc., in each case by means of ownership of all voting equity instruments. SCC, KIM, KIG, KIGH, KCLLC, and Koch, Inc. may be deemed to beneficially own the shares held by Wood River by virtue of (i) Koch Inc.s’ beneficial ownership of KLLC, (ii) KCLLC’s beneficial ownership of KIGH, (iii) KIGH’s beneficial ownership of KIG, (iv) KIG’s beneficial ownership of KIM and (v) KIM’s beneficial ownership of SCC and (vi) SCC’s beneficial ownership of Wood River. The business address of each of the foregoing entities and persons is 4111 E. 37th Street North, Wichita, KS 67220.

(5)
The shares reported herein consist of shares of common stock into which certain Exchangeable Notes held by affiliates of Fortress Investment Group LLC (“Fortress”) are convertible. Under the terms of the Exchangeable Notes, the holder thereof may not exercise the option to exchange the Exchangeable Notes for common stock to the extent that such exercise would cause such holder to beneficially own a number of shares of common stock with would exceed 9.99% of our then outstanding common stock following such exercise (the “Blocker”), excluding for purposes of such determination shares of common stock issuable upon exercise of such Exchangeable Notes with have not been exercised. The table above sets forth the number of shares of common stock underlying the Exchangeable Notes currently exercisable in light of the Blocker and excludes 221,161 shares of common stock underlying the Exchangeable Notes that cannot be exercised at this time in light of the Blocker. The business address of Fortress is 1345 Avenue of the Americas, 46th Floor, New York, NY 10105.

(6)
Includes 54,556 shares beneficially owned through the ownership of 272,778 warrants exercisable within 60 days of the April 3, 2026. Cerberus Telecom Acquisition Corp. (“CTAC”) is controlled by a board of managers comprised of Frank W. Bruno. Pursuant to the Schedule 13D/A filed with the SEC on March 18, 2025, CTAC and Mr. Bruno have shared voting and dispositive power over the shares of common stock issuable upon exercised of the warrants. The business address of CTAC is 875 Third Avenue, New York, New York 10022.

(7)	Twilio, Inc. is the recordholder of the shares reported herein. The business address of Twilio, Inc. is 101 Spear Street, Fifth Floor, San Francisco, CA 94105.
(8)
Terrdian Holdings Inc. is the recordholder of the shares reported herein. Terrdian Holdings Inc.is a corporation controlled by Terence Jarman as President and Director. and has the right to exercise investment and voting power on behalf of Terrdian Holdings Inc. The business address of the foregoing persons is 10 High Point Rd, Toronto, Ontario M3B 2A4, Canada.

(9)
The number of shares reported herein consists of both shares of common stock held of record by Dotmar Investments Limited and Richard Burston. Richard Burston, as Chairman of Dotmar Investments Limited, has the right to exercise investment and voting power on behalf of Dotmar Investments Limited. The business address of Dotmar Investments Limited is First Floor, 7 Esplanade, St Helier, Jersey JE2 3QA Channel Islands.

(10)	Includes 8,000 RSUs granted to Mr. Kennedy that vest within 60 days of April 3, 2026.
(11)
The number of shares reported herein is based on the Company’s records. Romil Bahl, Bryan Lubel and Jason Dietrich are also deemed to be named executive officers for the purposes of this disclosure due to their inclusion as such in the Company’s most recent annual proxy filing. Messrs. Bahl, Lubel and Dietrich ceased their employment with the Company as of May 3, 2024, August 14, 2024 and January 31, 2025, respectively. Accordingly, Messrs. Bahl, Lubel and Dietrich are not included in “All current KORE directors and executive officers as a group (11 individuals).”

Prior Public Offerings
During the past three years, neither the Company, Parent, Merger Sub nor any of their respective affiliates has made an underwritten public offering of shares of Company common stock for cash that was registered under the Securities Act of 1933, as amended, or exempt from registration under Regulation A promulgated thereunder.
Certain Transactions in the Shares of Company Common Stock
Other than the merger agreement and the agreements entered into in connection therewith, including the Support Agreements (as described in the section of this proxy statement entitled “The Voting and Support and Rollover Agreements” beginning on page 108), the Company, Parent, and Merger Sub and their respective affiliates have not executed any transactions with respect to the shares of Company common stock during the past 60 days. As discussed in the section of this proxy statement entitled “— Background of the Merger” beginning on page 17, on November 9, 2023, Searchlight invested $150 million into the Company and received 150,000 shares of the Series A-1 Preferred Stock and Penny Warrants to purchase up to an aggregate of 2,360,000 shares of Common Stock and on December 13, 2023, the Company issued to Searchlight an additional 2,857 shares of Series A-1 Preferred Stock and Penny Warrants to purchase an additional 44,942 shares of Common Stock for an aggregate purchase price of approximately $2.9 million.

Past Contracts, Transactions, Negotiations, and Agreements
Second Amended and Restated Investor Rights Agreement
On October 30, 2024, we entered into the Second Amended and Restated Investor Rights Agreement with Cerberus, Abry and Searchlight setting forth the parties’ rights and obligations with respect to the designation, removal, and replacement of directors of the Company and the registration for resale of certain shares of our common stock and other equity securities of the Company that are held by the parties thereto from time to time.
A&R Searchlight Agreement
On August 1, 2025, the Company and Searchlight entered into an agreement, which agreement was amended effective as of November 25, 2025, December 31, 2025, and February 13, 2026, and amended and restated on February 26, 2026 (as amended, the “A&R Searchlight Agreement”).
Pursuant to the A&R Searchlight Agreement, among other things, (a) during the Holiday Period (as defined below), Searchlight and any Permitted Group (as defined below) were given an waiver under Article IX of the Charter and a holiday of relief from any restrictions and/or obligations that apply under Article IX of the Charter as of February 26, 2026 in respect of an offer for a potential transaction and any actions required or permitted to be taken by them under the merger agreement and the other agreements contemplated by the merger agreement, whether individually or together with Abry and the other Additional Rollover Stockholders, (b) during the Holiday Period (as defined below), Searchlight, Abry and any Potential Rollover Party (as defined below) were given a waiver under Article IX of the Charter and a holiday of relief from any restrictions and/or obligations that apply under Article IX of the Charter with respect to any discussions regarding, and the negotiation and entry into, any Additional Rollover Agreements with any direct or indirect holder of Company common stock and/or Company warrants (including employees of the Company and its subsidiaries) (any such holder, a “Potential Rollover Party”) permitted by Section 6.20 of the merger agreement (any Potential Rollover Party who enters into an Additional Rollover Agreement during the 15 business day period after the date hereof (the “Rollover Period”) in accordance with Section 6.20 of the merger agreement, the “Holiday Rollover Stockholders”), and (c) during the Holiday Period, Searchlight (i) shall not be restricted by the Investment Agreement from exercising its Penny Warrants, (ii) shall not be restricted by Section 5.05(d) of the Investment Agreement with respect to Abry and any Holiday Rollover Stockholders and may confer and consult with and reach agreements and understandings with, and potentially be considered a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with, Abry and any Additional Rollover Stockholders (any such “group,” a “Permitted Group”) and (iii) shall not be deemed to violate Section 5.05(a) of the Investment Agreement by virtue of forming a Permitted Group with Abry and/or any Additional Rollover Stockholders, subject to additional terms and provisions.
Pursuant to the A&R Searchlight Agreement, the restrictions and obligations under Article IX of the Charter and the Investment Agreement in effect immediately prior to the execution of the A&R Searchlight Agreement (the “Status Quo”) shall once again apply to (x) any Potential Rollover Party other than Searchlight, Abry and any Additional Rollover Stockholders after the Rollover Period and (y) Searchlight, Abry and any Additional Rollover Stockholders after the Holiday Period; provided that no action taken during the Holiday Period which is permitted to be taken during the Holiday Period shall result in adverse consequences to Searchlight, Abry or any Additional Rollover Stockholders under Article IX of the Charter or be deemed to constitute a breach of the Investment Agreement.
For purposes of the A&R Searchlight Agreement, the “Holiday Period” means the period commencing on the date of the A&R Searchlight Agreement until the earlier to occur of (i) the effective time of the merger and (ii) valid termination of the merger agreement in accordance with its terms.
Directors and Executive Officers of the Company
The Board consists of ten members. The persons listed below are the directors and executive officers of the Company as of the date of this proxy statement.
The merger agreement provides that the directors of Merger Sub immediately prior to the effective time will be the directors of the surviving corporation immediately following the effective time, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the DGCL, certificate of incorporation and bylaws of the surviving corporation. The officers of the Company immediately prior to the effective time will be the officers of the surviving corporation until their respective successors are duly appointed and qualified or their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the surviving corporation.

Name	Age	Position
Ronald Totton	54	President, Chief Executive Officer, and Director
Timothy M. Donahue	77	Director (Chair)
Cheemin Bo-Linn	72	Director
H. Paulett Eberhart	72	Director
Andrew Frey	51	Director
David Fuller	59	Director
James Geisler	59	Director
Jay M. Grossman	66	Director
Robert P. MacInnis	59	Director
Michael K. Palmer	40	Director

The name, position, business address, present principal occupation or employment and material occupations, positions, offices or employment for the past five years of each of the company’s directors and executive officers are set forth below.
Neither the Company, nor any of the Company’s directors or executive officers listed below has, to the knowledge of the Company, been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). In addition, neither the Company, nor any of the Company’s directors or executive officers listed below has, to the knowledge of the Company, during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
All directors and executive officers can be reached c/o KORE Group Holdings, Inc., 1155 Perimeter Center West, 11th Floor, 877-710-5673 and each of the directors and executive officers is a citizen of the United States, except for David Fuller, Ronald Totton and Anthony Bellomo. David Fuller, Ronald Totton and Anthony Bellomo are citizens of Canada.
Directors
Ronald Totton. Mr. Totton has served as our President and Chief Executive Officer, and a member of our Board since August 14, 2024. Prior to this, Mr. Totton had served as the Company’s Interim President and Chief Executive Officer since May 3, 2024, and prior to this had served as an executive officer at the Company from April 29, 2024 to May 3, 2024. Prior to joining the Company, Mr. Totton served as an advisor to Indigo Telecom, a provider of engineering services for owners and operators of digital and network infrastructure, from January 2022 to April 2024. Prior to that, from May 2020 to January 2021, Mr. Totton served as Operating Partner for Financial Services Capital Partners LLP, a private equity firm. From October 2017 to November 2019, Mr. Totton served as Chief Executive Officer for STT Cloud, a public cloud solution provider, and, from September 2010 to October 2017, held various roles at British Telecommunications plc, a telecommunications company. From January 2021 to January 2022 and November 2019 to May 2020, Mr. Totton was an independent management consultant. Mr. Totton studied Economics at McMaster University in Hamilton, Ontario, Canada. Mr. Totton’s qualifications to serve as a member of our Board include his significant experience in the telecommunications industry.
Timothy M. Donahue. Mr. Donahue has served as a member of our Board since 2021. Mr. Donahue served as the Chief Executive Officer of Nextel Communications Inc., a nationwide wireless telecommunications company, from 1999 until 2005, when Nextel was merged with Sprint Corporation to form Sprint Nextel Corporation. Thereafter, and until 2006, Mr. Donahue was the Executive Chairman of Sprint Nextel and the Chairman of the Sprint Nextel Corporation. From 1996 until his appointment as Chief Executive Officer, Mr. Donahue served as the President and Chief Operating Officer of Nextel. During his tenure at Nextel, Nextel experienced significant improvements in financial performance, including significant growth in revenue and EBITDA. Over that same period, the market capitalization of the company increased from approximately $16 billion to approximately $40 billion. Mr. Donahue started his telecommunications career with McCaw Cellular in 1986 as president of its paging division. Mr. Donahue is currently a member of the board of managers of Ligado Networks, a wireless network provider. Mr. Donahue is a former director of AURA Network Systems, a communications company, NVR Inc., a home builder company, ADT Corporation, a home security provider; Covidien plc, a medical devices company; Eastman Kodak Company, an imaging company; Nextel Partners Inc., a telecommunications company; and Tyco International Ltd., a diversified company. Mr. Donahue also served on the board of John Carroll University and is the former chairman of the Cellular Telecommunications & Internet Association. In 2004, Institutional Investor Magazine honored Mr. Donahue as the best chief executive officer in the telecommunications services and wireless sector based on ratings by investors and brokerage firm analysts. Mr. Donahue received his BA in English Literature from John Carroll University. Mr. Donahue’s qualifications to serve as a member of our Board include his deep IoT industry knowledge and experience in leadership roles at numerous wireless and telecommunications companies.
Cheemin Bo-Linn. Dr. Bo-Linn has served as a member of our Board since 2021. She has operational experience as a Chief Executive Officer, and in multiple Vice President roles at a Fortune 100 company. Her governance expertise includes her previous election as a director of eight public companies, including as Lead Independent Director and Chair of every major committee including Chair of the Audit Committee at three publicly traded companies. From January 2013 through 2024, Dr. Bo-Linn was the Chairperson and Chief Executive Officer of Peritus Partners Inc., a global analytics and valuation accelerator company, which provides strategy and operations expertise in technology, cybersecurity, financial structures, and digital transformation. From September 2010 to November 2012, Dr. Bo-Linn was Chief Marketing Officer and Chief Revenue Officer at NetLine Corporation, the largest B2B internet digital content syndication network, and mobile applications company. Prior to NetLine Corporation, Dr. Bo-Linn held multiple C-suite and M&A partner roles at various companies, including at IBM as Vice-President growing multi-billion-dollar P&L businesses. Dr. Bo-Linn presently serves as Lead Independent Director at Blackline Safety Corp., an IoT SaaS connected worker technologies and gas detection company. She is a former member of the Board of Directors at Flux Power, an energy commerce electrification company, Lake Resources, a lithium technology company, BMCH (now Builders FirstSource), Data IO, a security company, Sphere 3d, an enterprise data services and cryptocurrency mining company, and Violin Memory, a technology company. Dr. Bo-Linn has been recognized with the “Top Women Leaders in the Boardroom” by Board Prospects, “Top 50” Directors award from the National Association of Corporate Directors, was inducted into the 2015 “Hall of Fame for Women in Technology”, and recognized as a Financial Times 2021 “Top 100 Diverse Director”. Dr. Bo-Linn holds a Doctorate of Education in “Computer-based Management Information Systems and Organizational Change” from the University of Houston and is a graduate of Stanford University Graduate School of Business Executive Certificate Program. Dr. Bo-Linn’s qualifications to serve as a member of our Board include her extensive knowledge of the IoT industry and experience as audit chair and executive and director of private and public high growth technology and SaaS companies.
H. Paulett Eberhart. Ms. Eberhart has served as a member of our Board since 2022. Ms. Eberhart has served as the Chairman and Chief Executive Officer of HMS Ventures, a privately-held business involved with technology services and the acquisition and management of real estate, since 2014. Previously, she was President and Chief Executive Officer of CDI Corp., a provider of engineering and information technology outsourcing and professional staffing services, from 2011 through 2014; Chairman and Chief Executive Officers of HMS Ventures from 2009 to 2011; and President and Chief Executive Officer from Invensys Process Systems, Inc., a process automation company, from 2007 to 2009. Ms. Eberhart had an extensive career at Electronic Data Systems (EDS) serving in various executive, financial, and operational roles. Ms. Eberhart is a Certified Public Accountant and is also a director of LPL Financial Holdings Inc., Valero Energy Corporation and Fluor Corporation. She is a former director of Anadarko Petroleum Corporation, serving as lead director, Advanced Micro Devices (AMD) and Cameron International Corporation. Ms. Eberhart’s qualifications to serve as a member of our Board include her significant experience as an executive and director of technology companies.
Andrew Frey. Mr. Frey has served as a member of our Board since November 2023. Mr. Frey is a partner at Searchlight Capital, a global private equity firm. Prior to joining Searchlight Capital, in 2011, Mr. Frey was a managing principal at Quadrangle Group, where he primarily focused on telecommunications and technology investments. Mr. Frey has previously served on the board of directors for Mitel Networks Corporation and currently serves on the board of directors of each of Consolidated Communications Holdings, Inc. and Ziply Fiber, LLC. Mr. Frey received a B.S. in finance and B.A.S. in systems engineering from the University of Pennsylvania. Mr. Frey’s qualifications to serve as a member of our Board include his significant experience as a director of technology companies.

David Fuller. Mr. Fuller has served as a member of our Board since November 2023. Mr. Fuller is currently an Operating Partner at Searchlight Capital, and previously served as a Senior Advisor to the Technology, Media and Telecom practice at Boston Consulting Group, a global management consulting firm. From March 2021 to January 2022, Mr. Fuller was the President of Rogers Wireless at Rogers Communications Inc., a Canadian communications and media company. Previous to this, from 2014 to January 2019, Mr. Fuller was Executive Vice President of TELUS Corporation (“TELUS”), a Canadian telecommunications company, where he held the role of President, TELUS Consumer and Small Business Solutions. He also served as the Chief Marketing Officer of TELUS from 2009 to 2014 and the Senior Vice President, Business Solutions Marketing from 2004 to 2009. Prior to joining TELUS, Mr. Fuller spent almost 15 years in the management consulting industry with a number of firms, culminating in the country managing partner role at KPMG Consulting. He has also previously served as a director for Great-West Lifeco, Canada Life, Mitel Networks Corporation and currently serves as a director on the boards of directors of Consolidated Communications Holdings, Inc. and Ziply Fiber LLC. Mr. Fuller is a professional engineer and holds an MBA from the Schulich School of Business at York University and a Bachelor of Applied Science in Engineering from Queen’s University. Mr. Fuller’s qualifications to serve as a member of our Board include his significant experience as a director of technology companies.
James Geisler. Mr. Geisler has served as a member of our Board since 2022. Mr. Geisler has been an independent consultant since May 2021. From 2014 through May 2021, Mr. Geisler was a Senior Operating Partner of Cerberus Operations & Advisory Company, a management and advisory company (“COAC”), where he led due diligence matters and operational initiatives. Mr. Geisler is co-Chairman of Stratolaunch and Resonant Sciences and Audit Committee Chairman of SubCom. Mr. Geisler has previously been a member of the board of directors of DynCorp International, PaxVax, Keane Group and Your Community Bank. Prior to joining COAC, Mr. Geisler was co-Chief Financial Officer for United Technologies Corporation, a technology company (“UTC”), from 2004 to 2008 and responsible for UTC’s acquisition strategy and activity. Mr. Geisler graduated summa cum laude from the University of Kentucky with a B.B.A. in finance and earned an MBA at the University of Virginia’s Darden Graduate School of Business Administration. Mr. Geisler’s qualifications to serve as a member of the Board include his long-term previous experience as a public company director.
Jay M. Grossman. Mr. Grossman has served as a member of our Board since 2023. Mr. Grossman is the Chair of ABRY Partners, LLC, a private equity fund, which he joined in 1996. Prior to joining ABRY Partners, Mr. Grossman was Managing Director and co-head of the Media and Entertainment Group at Prudential Securities, Inc., a financial services company, and a member of the corporate finance department of Kidder, Peabody & Company, a securities firm. Mr. Grossman is currently a director of Nexstar, where he has served since 1997, and was its Vice President and Assistant Secretary from 1997 until March 2002. He has been Chair of Nexstar’s Compensation Committee since September 2022. Previously, Mr. Grossman served on the board of directors of a wide variety of companies including Atlantic Broadband, Q9 Networks, Sidera Networks, WideOpenWest Holdings, Consolidated Theaters, Country Road Communications, Monitronics International, Caprock Communications, Cyrus One Networks, Executive Health Resources and Hosted Solutions. Mr. Grossman received an MBA from Harvard Business School and is an honors graduate of Dickinson College. Mr. Grossman’s qualifications to serve as a member of the Board include his long-term experience as a public company director with Nexstar and his service on the boards of various private companies in diverse industries.
Robert P. MacInnis. Mr. MacInnis has served as a member of our Board since 2021. Mr. MacInnis has worked at ABRY Partners since December 1998, where he is currently a Senior Advisor. Mr. MacInnis also currently serves on the board of directors of Aegis Sciences Corp. In the past, Mr. MacInnis has served on the board of Consolidated Theatres, RCN Cable, Sidera Networks, Network Communications, Inc., XAnd, Datapipe, North American Dental Group, Muzak LLC, Proquest, Psychological Services, Inc., and several others. Prior to working at ABRY Partners, Mr. MacInnis was a senior manager at PricewaterhouseCoopers LLP from June 1991 through May 1997. Mr. MacInnis graduated summa cum laude from Merrimack College with a B.S. in business and received an M.B.A. summa cum laude from Boston University. Mr. MacInnis’ qualifications to serve as a member of our Board include his significant transactional and management experience developed over his career with ABRY Partners.
Michael K. Palmer. Mr. Palmer has served as a member of our Board since 2021. Mr. Palmer has served as a Managing Director at Cerberus within Cerberus’ private equity platform, which invests in global companies across various industries and geographies. In this role, Mr. Palmer helps support Cerberus’ private equity investments in healthcare, telecommunications and technology companies. Mr. Palmer has assisted in the identification of opportunities to collaborate with innovative managers and invest in sectors undergoing transformation. Mr. Palmer has also contributed to the development of Cerberus’ investing practice in emerging markets and he currently serves on Cerberus’ Emerging Markets Investment Committee. Mr. Palmer is also on the board of directors of Stratolaunch, an American aerospace company that develops and operates technologies to fulfill national priorities; and AURA Network Systems, a company focused on developing a dedicated nationwide air-to-ground wireless communications network. Mr. Palmer previously served on the board of directors of Steward Health Care, an accountable care organization, Covis Pharma, a specialty pharmaceuticals company, PaxVax Global, a global specialty vaccines business, and Print Media Holdings, a division of YP Holdings, which was an advertising solutions platform that Cerberus carved out of AT&T. Mr. Palmer is a graduate of Duke University. Mr. Palmer’s qualifications to serve as a member of our Board include his significant management experience developed over his career with Cerberus and prior service on the boards of various companies.
Executive Officers

Name	Age	Position
Ronald Totton	54	President, Chief Executive Officer, and Director
Anthony Bellomo	48	Executive Vice President, Chief Financial Officer and Treasurer
Jared Deith	36	Executive Vice President and Chief Revenue Officer
Bruce Gordon	70	Executive Vice President and Chief Operating Officer
Jack W. Kennedy Jr.	50	Executive Vice President, Chief Legal Officer and Secretary

Ronald Totton’s biography is included above under the heading “— Directors.”
Anthony Bellomo. Mr. Bellomo has served as our Executive Vice President, Chief Financial Officer and Treasurer since June 2025. Prior to this, Mr. Bellomo spent fifteen years at Mitel Networks Corporation, where he served in financial roles of increasing responsibility, including having served as Group Vice-President, Finance M&A and Chief Accounting Officer since 2018. Previously, he served in a senior financial role at Onex Corporation and as Audit Manager at Deloitte & Touche LLP. He is a Chartered Accountant in Ontario, Canada, Certified Public Accountant in the State of Illinois and CFA charterholder. Mr. Bellomo has a Bachelor of Mathematics and Master of Accounting from the University of Waterloo in Waterloo, Ontario, Canada.
Jared Deith. Mr. Deith has served as our Executive Vice President and Chief Revenue Officer since January 31, 2025. Prior to this, Mr. Deith served as the Company’s Executive Vice President, Connected Health since August 2024. Prior to this, Mr. Deith had been serving as contracted advisor to the Company and its subsidiaries since April 2024. Previously, Mr. Deith had served as Senior Vice President, Indirect Channels and E-Commerce for the Company from January 2023 through April 2024 and as Senior Vice President, Integration from February 2022 through January 2023. Mr. Deith joined the Company in February 2022 after the Company’s acquisition of Business Mobility Partners, Inc. and Simon IoT LLC, where he served as President and Founder from July 2016 to February 2022 and as CEO and Co-Founder from September 2018 through February 2022, respectively.
Bruce Gordon. Mr. Gordon has served as our Executive Vice President and Chief Operating Officer since July 2024. Mr. Gordon also serves as Executive Chairman to GeoDigital, a provider of 3D services and geospatial intelligence software, since January 2021, where he previously served as Chief Executive officer from June 2016 to December 2020. He has also held senior roles at USHR, Pegasus PTY LTD, Infor and Descartes Systems Group. Mr. Gordon has a B.Sc. degree in Computer Information Systems.
Jack W. Kennedy Jr. Mr. Kennedy has served as our Executive Vice President, Chief Legal Officer and Secretary since December 2021. Mr. Kennedy joined KORE in October 2021. From 2009 to 2013 and from November 2016 to October 2021, Mr. Kennedy was Vice President and Corporate Counsel for PRGX, where he provided legal advice on all aspects of the company’s operations. In 2013, Mr. Kennedy started as Senior Vice President & Chief Legal Officer at Streamline Health Solutions, Inc., a provider of healthcare information technology services, where he later became Senior Vice President, Administration and served until 2016. Mr. Kennedy has also served as in-house counsel for Stiefel Laboratories, Inc., a specialty pharmaceutical company. Prior to his in-house legal career, Mr. Kennedy practiced at the law firms of Troutman Sanders LLP in Atlanta, Georgia and Akin Gump Strauss Hauer & Feld LLP in Houston, Texas. He received a JD from Tulane University and a BA and BS from Mercer University and is admitted to the state bars of Texas and Georgia.

IMPORTANT INFORMATION REGARDING SEARCHLIGHT AND ABRY
Searchlight Persons
Parent. Parent was formed on February 25, 2026, as a Delaware limited partnership, solely for the purpose of entering into the merger agreement and related agreements and consummating the transactions contemplated thereby. Parent has not conducted any business operations other than in connection with its formation and the transactions and related agreements. Parent is controlled by KONA Parent GP, LLC, its general partner, and has not engaged in any business except as contemplated by the merger agreement. The principal office address of Parent is c/o Searchlight Capital Partners, 745 Fifth Avenue, 27th Floor, New York, NY 10151. The telephone number at the principal office is (212) 293-3730.
Merger Sub. Merger Sub was formed on February 25, 2026, as a Delaware corporation, solely for the purpose of entering into the merger agreement and related agreements and consummating the transactions contemplated thereby. Merger Sub has not conducted any business operations other than in connection with its formation and the transactions contemplated by the merger agreement and related agreements. Merger Sub is a direct, wholly owned subsidiary of Parent and has not engaged in any business except as contemplated by the merger agreement. The principal office address of Merger Sub is c/o Searchlight Capital Partners, 745 Fifth Avenue, 27th Floor, New York, NY 10151. The telephone number at the principal office is (212) 293-3730.
Searchlight IV KOR L.P. Searchlight IV KOR L.P. was formed on October 26, 2023, as a Delaware limited partnership. Searchlight IV KOR L.P. is controlled by Searchlight Capital Partners IV GP AGG, LLC, its general partner. The principal office address of Searchlight IV KOR L.P. is c/o Searchlight Capital Partners, 745 Fifth Avenue, 27th Floor, New York, NY 10151. The telephone number at the principal office is (212) 293-3730.
KONA Parent GP, LLC. KONA Parent GP, LLC was formed on February 25, 2026, as a Delaware limited liability company for the purpose of serving as the general partner of Parent. The principal office address of KONA Parent GP, LLC is c/o Searchlight Capital Partners, 745 Fifth Avenue, 27th Floor, New York, NY 10151. The telephone number at the principal office is (212) 293-3730.
Andrew Frey. Mr. Frey is an a citizen of the United States of America and has served as Chief Executive Officer and Secretary of Parent and Merger Sub, as a director of Merger Sub and a manager of KONA Parent GP, LLC since their formation. Mr. Frey is a Partner and Chief Investment Officer of Searchlight Capital and has worked at Searchlight Capital since 2011. Mr. Frey’s business address is c/o Searchlight Capital Partners, 745 Fifth Avenue, 27th Floor, New York, NY 10151, and his business telephone number is (212) 293-3730
None of the Searchlight Persons listed above has, to the knowledge of the Searchlight Persons, during the past five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). None of the Searchlight Persons listed above has, to the knowledge of the Searchlight Persons, during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Abry Entities
Abry Partners VII, L.P. Abry Partners VII, L.P. was formed on January 18, 2011, as a Delaware limited partnership for the purpose of making private equity investments in middle market companies in the communications, media, information and business services industries and related businesses. The principal office address of Abry Partners VII, L.P. is c/o Abry Partners, LLC, 888 Boylston Street, Suite 1600, Boston, MA 02199. The telephone number at the principal office is (617) 859-2959.
ABRY Partners VII Co-Investment Fund, L.P. ABRY Partners VII Co-Investment Fund, L.P. was formed on July 20, 2011, as a Delaware limited partnership for the purpose of making private equity investments in middle market companies in the communications, media, information and business services industries and related businesses. The principal office address of ABRY Partners VII Co-Investment Fund, L.P. is c/o Abry Partners, LLC, 888 Boylston Street, Suite 1600, Boston, MA 02199. The telephone number at the principal office is (617) 859-2959.

ABRY Investment Partnership, L.P. ABRY Investment Partnership, L.P. was formed on September 13, 1999, as a Delaware limited partnership for the purpose of making private equity investments in middle market companies in the communications, media, information and business services industries and related businesses. The principal office address of ABRY Investment Partnership, L.P. is c/o Abry Partners, LLC, 888 Boylston Street, Suite 1600, Boston, MA 02199. The telephone number at the principal office is (617) 859-2959.
ABRY Senior Equity IV, L.P. ABRY Senior Equity IV, L.P. was formed on August 29, 2012, as a Delaware limited partnership for the purpose of making private equity investments in middle market companies in the communications, media, information and business services industries and related businesses. The principal office address of ABRY Senior Equity IV, L.P. is c/o Abry Partners, LLC, 888 Boylston Street, Suite 1600, Boston, MA 02199. The telephone number at the principal office is (617) 859-2959.
ABRY Senior Equity Co-Investment Fund IV, L.P. ABRY Senior Equity Co-Investment Fund IV, L.P. was formed on September 14, 2012, as a Delaware limited partnership for the purpose of making private equity investments in middle market companies in the communications, media, information and business services industries and related businesses. The principal office address of ABRY Senior Equity Co-Investment Fund IV, L.P. is c/o Abry Partners, LLC, 888 Boylston Street, Suite 1600, Boston, MA 02199. The telephone number at the principal office is (617) 859-2959.
None of the Abry Entities listed above has, to the knowledge of the Abry Entities, during the past five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). None of the Abry Entities listed above has, to the knowledge of the Abry Entities, during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Directors, Executive Officers and Controlling Persons of the Searchlight Entities
The name, position, business address, citizenship, present principal occupation or employment and material occupations, positions, offices or employment for the past five years of each of the directors, executive officers and controlling persons of the Searchlight Entities are set forth below. All directors, executive officers and controlling persons listed below are citizens of the United States. The business address of Searchlight Capital Partners is 745 Fifth Avenue, 27th Floor, New York, NY 10151.
None of the persons listed below has, to the knowledge of the Searchlight Entities, during the past five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). None of the persons listed below has, to the knowledge of the Searchlight Entities, during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
John Yantsulis. Mr. Yantsulis has served as manager of KONA Parent GP, LLC since its formation. Mr. Yantsulis is a Partner and Chief Financial Officer of Searchlight Capital and has worked at Searchlight Capital since 2010.
Nadir Nurmohamed. Mr. Nurmohamed has served as manager of KONA Parent GP, LLC since its formation. Mr. Nurmohamed is General Counsel and Chief Compliance Officer of Searchlight Capital and has worked at Searchlight Capital since 2014.
Andrew Frey. Mr. Frey has served as Chief Executive Officer and Secretary of Parent and Merger Sub, as a director of Merger Sub and a manager of KONA Parent GP, LLC since their formation. Mr. Frey is a Partner and Chief Investment Officer of Searchlight Capital and has worked at Searchlight Capital since 2011.
Directors, Executive Officers and Controlling Persons of the Abry Entities
The name, position, business address, citizenship, present principal occupation or employment and material occupations, positions, offices or employment for the past five years of each of the directors, executive officers and controlling persons of the Abry Entities are set forth below. All directors, executive officers and controlling persons listed below are citizens of the United States. The business address of Abry Partners, LLC is 888 Boylston Street, Suite 1600, Boston, MA 02199.

None of the persons listed below has, to the knowledge of the Abry Entities, during the past five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). None of the persons listed below has, to the knowledge of the Abry Entities, during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
The Abry Entities are managed and/or controlled by ABRY Partners, LLC (“ABRY I”) and ABRY Partners II, LLC (“ABRY II”) and/or their respective affiliates. ABRY I and ABRY II are investment advisors registered with the SEC.
Royce Yudkoff. Royce Yudkoff has served as managing member of ABRY I and sole member of certain of its affiliates since March 1989 and has the right to exercise investment and voting power on behalf of ABRY Investment Partnership, L.P.
Peggy Koenig. Peggy Koenig has served as a member of ABRY II and of certain of its affiliates since April 2011 and has the right to exercise investment and voting power on behalf of the Abry Entities.
Jay Grossman. Jay Grossman has served as a member of ABRY II and of certain of its affiliates since April 2011 and has the right to exercise investment and voting power on behalf of the Abry Entities.

DELISTING AND DEREGISTRATION OF COMMON STOCK
If the merger is consummated, there will be no further market for the shares of Company common stock and, as promptly as practicable following the effective time and in compliance with applicable law, the shares of Company common stock will be delisted from NYSE, deregistered under the Exchange Act and cease to be publicly traded. As a result, the Company would no longer file periodic reports with the SEC on account of the shares of Company common stock.

STOCKHOLDER PROPOSALS
If the merger is consummated, we will not have public stockholders and there will be no public participation in any future stockholder meetings. Until the merger is consummated, you will continue to be entitled to attend and participate in stockholders meetings, including the Company’s annual meetings of Company stockholders, and we will provide notice of or otherwise publicly disclose the date on which the 2026 annual meeting of Company stockholders (“2026 Annual Meeting of Stockholders”) will be held.
Stockholders who intended to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must have submitted their proposal to our Secretary at our offices at 1155 Perimeter Center West, 11th Floor, Atlanta, Georgia 30338 in writing not later than December 31, 2025. No stockholder proposals were submitted for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders.
Stockholders who intended to present a proposal at the 2026 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must have complied with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. Therefore, we must have received notice of such a proposal or nomination for the 2026 Annual Meeting of Stockholders no earlier than February 10 and no later than March 12, 2026. The notice must have contained the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 10, 2026, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting of Stockholders and not later than the close of business on the 90th day prior to the 2026 Annual Meeting of Stockholders or, if later, the close of business on the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intended to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to our Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than April 11, 2026. If the date of the 2026 Annual Meeting of Stockholders changes by more than 30 calendar days from the date of the first anniversary of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting of Stockholders or the 10th calendar day following public announcement by the Company of the date of the 2026 Annual Meeting of Stockholders. No notice of such a proposal or nomination were submitted.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
We are subject to the information and reporting requirements of the Exchange Act, and, accordingly, file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available over the Internet at the SEC’s website at http://www.sec.gov.
Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” information we file with the SEC into this proxy statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement. This proxy statement incorporates by reference the following documents filed by us with the SEC under the Exchange Act:
•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed on March 31, 2026, as amended by the Amendment No. 1 on Form 10-K/A filed on April 29, 2026;
•	our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026 filed on May 11, 2026; and
•	our Current Reports on Form 8-K filed on February 27, 2026, March 13, 2026 and March 20, 2026.
Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement, unless expressly stated otherwise therein.
The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies.
You may obtain any of the documents we file, without charge, by requesting them in writing or by telephone from us:
KORE Group Holdings, Inc.
Attention: Secretary
1155 Perimeter Center West, 11th Floor
Atlanta, Georgia 30338
Phone: 877-710-5673
In order for you to receive timely delivery of documents in advance of the special meeting, you must make such request no later than [    ]. Please note that you will be able to obtain the documents (if and when available) free of charge on the SEC’s website at https://www.sec.gov. In addition, as soon as reasonably practicable after such materials are furnished to the SEC, we make copies of these documents available to the public, free of charge, through our investor relations page. Our investor relations website address is https://ir.korewireless.com/.
Because the merger is a “going private” transaction, the Company, Parent and Merger Sub have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the proposed merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT IN VOTING YOUR SHARES OF COMPANY COMMON STOCK AT THE SPECIAL MEETING. THE COMPANY HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT OR IN THE DOCUMENTS WE HAVE PUBLICLY FILED WITH THE SEC. THIS
PROXY STATEMENT IS DATED [    ], 2026. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT), AND THE SENDING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

Annex A
AGREEMENT AND PLAN OF MERGER

by and among

KONA PARENT, L.P.,

KONA MERGER SUB CO.

and

KORE GROUP HOLDINGS, INC.

Dated as of February 26, 2026

A-i

A-ii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of February 26, 2026, is by and among KONA Parent L.P., a Delaware limited partnership (“Parent”), KONA Merger Sub Co., a Delaware corporation and a wholly-owned Subsidiary of Parent (“Merger Sub”), and KORE Group Holdings, Inc., a Delaware corporation (the “Company”). Parent, Merger Sub and the Company are referred to herein as the “Parties” and each, a “Party.”
RECITALS
WHEREAS, the Parties intend that, on the terms and subject to the conditions set forth in this Agreement, Merger Sub shall merge with and into the Company (the “Merger”), with the Company surviving the Merger, pursuant to and in accordance with the provisions of the General Corporation Law of the State of Delaware, as may be amended from time to time (the “DGCL”);
WHEREAS, the board of directors of the Company (the “Company Board”) duly established a special committee thereof consisting of only independent and disinterested directors (the “Company Special Committee”), and the Company Special Committee has unanimously (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair, advisable and in the best interests of the Company and its stockholders (including the Disinterested Stockholders); and (b) recommended that the Company Board approve, adopt and declare advisable this Agreement and the transactions contemplated hereby, including the Merger, and submit and, subject to the terms and conditions hereof, recommend this Agreement to the Company’s stockholders (including the Disinterested Stockholders) for approval and adoption thereby;
WHEREAS, the Company Board (acting upon the recommendation of the Company Special Committee) has by unanimous vote of the directors present (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair, advisable and in the best interests of, the Company and its stockholders (including the Disinterested Stockholders); (b) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Merger; (c) approved the execution and delivery of this Agreement, the performance by the Company of its covenants and other obligations contained herein, and the consummation of the Merger and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein, including approval and adoption of this Agreement by the stockholders of the Company; (d) directed that the adoption of this Agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company; and (e) recommended that the stockholders of the Company vote in favor of the adoption of this Agreement in accordance with the DGCL;
WHEREAS, the board of directors of Parent and Merger Sub have approved the execution and delivery of this Agreement, the performance by Parent and Merger Sub of their respective covenants and other obligations contained herein, and the consummation of the Merger and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein, and declared that it is in the best interests of and advisable for Parent and Merger Sub, respectively, to enter into this Agreement;
WHEREAS, Parent, in its capacity as the sole stockholder of Merger Sub, has duly executed and delivered to Merger Sub (with a copy also sent to the Company) a written consent, to be effective by its terms immediately following the execution of this Agreement adopting this Agreement in accordance with the DGCL;
WHEREAS, as a condition and inducement to the Company’s willingness to enter into this Agreement, Parent and Merger Sub have executed and delivered to the Company, and the Company has executed, concurrently with the execution of this Agreement (a) a limited guarantee (the “Guaranty”) from Searchlight Capital IV, L.P., a Delaware limited partnership, Searchlight Capital IV PV-A, L.P., a Delaware limited partnership, and Searchlight Capital IV PV-B, L.P., a Delaware limited partnership, (each, a “Guarantor” and collectively, the “Guarantors”), in favor of the Company and pursuant to which, subject to the terms and conditions contained therein, Guarantors are guaranteeing certain obligations of Parent and Merger Sub in connection with this Agreement; and (b) the Financing Letters, subject to the terms and conditions contained therein;
WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Company’s willingness to enter into this Agreement, Cerberus Telecom Acquisition Holdings, LLC is

executing a voting and support agreement in substantially the form attached hereto as Exhibit A (the “Voting Agreement”), pursuant to which such Persons have, subject to the terms and conditions set forth therein, agreed to take certain actions to support and vote in favor of this Agreement and the transactions contemplated hereby, including the Merger;
WHEREAS, (a) concurrently with the execution and delivery of this Agreement, certain of the Company’s stockholders are executing a voting, support and rollover agreement by and among Parent, the Company and such stockholders, dated as of the date of this Agreement and (b) following the date of this Agreement, one or more of the Company’s other stockholders (collectively with the Company’s stockholders referenced in clause (a), the “Rollover Stockholders”) may, subject to the requirements of Section 6.20 hereof, enter into a voting, support and rollover agreement, on terms mutually agreeable among Parent and the parties to such agreement (collectively with the agreement referenced in clause (a), the “Rollover Agreements”), in each case pursuant to which, among other things, each such Rollover Stockholder will take certain actions to support and vote in favor of this Agreement and the transactions contemplated hereby, including the Merger and will, immediately prior to the Closing, transfer or contribute shares of Common Stock or Penny Warrants to Parent in exchange for shares of Parent’s common stock, on the terms and subject to the conditions set forth in the applicable Rollover Agreement;
WHEREAS, concurrently with the execution and delivery of this Agreement, Searchlight IV KOR, L.P., the holder of all of the issued and outstanding shares of Series A-1 Preferred Stock of the Company, executed and delivered to the Company a written consent approving, consenting to, ratifying, and confirming for all purposes, including for purposes of Section 11 of the Series A-1 Certificate of Designations, (a) the Company’s approval and entry into this Agreement and (b) the amendments to the Company certificate of incorporation and bylaws as contemplated by this Agreement; and
WHEREAS, Parent, Merger Sub, and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and to set forth certain conditions to the Merger.
NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and agreements set forth in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
ARTICLE I
The Merger; Closing; Effective Time
1.1. The Merger. At the Effective Time, by virtue of the Merger and automatically without any action on the part of the Parties hereto, upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall continue as the surviving corporation of the Merger (sometimes hereinafter referred to as the “Surviving Corporation”). From and after the Effective Time, the Merger will have the effects as set forth in this Agreement, the Certificate of Merger, and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, by virtue of the Merger and automatically without any action on the part of the Parties hereto, all (a) of the property, rights, privileges, and powers of the Company and Merger Sub shall vest in the Surviving Corporation; and (b) debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.
1.2. Closing. Unless otherwise mutually agreed in writing between the Company and Parent, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Wachtell, Lipton, Rosen & Katz, 51 W 52nd Street, New York, New York 10019 (or at the request of either Party, by means of a virtual Closing through electronic exchange of documents and signatures), at 9:00 a.m. (Eastern Standard time) on the third Business Day following the day on which the last to be satisfied or waived (to the extent waivable under applicable Law and this Agreement) of the conditions set forth in ARTICLE VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent waivable under applicable Law and this Agreement) of those conditions) shall be satisfied or waived in accordance with this Agreement. The date on which the Closing actually occurs is referred to as the “Closing Date.”
1.3. Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Company and Parent will cause the Merger to be consummated by filing all necessary documentation, including a certificate of merger in customary form and substance (the “Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware in accordance with the DGCL. The Merger shall become effective at the time when the Certificate of Merger has been filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by the Parties in writing and specified in the Certificate of Merger (the “Effective Time”).
ARTICLE II
Organizational Documents of the Surviving Corporation
2.1. Certificate of Incorporation of the Surviving Corporation. At the Effective Time, the certificate of incorporation of the Company as in effect immediately prior to the Effective Time shall be amended and restated in its entirety to read as set forth in Exhibit B to this Agreement and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation (the “Charter”) until thereafter amended as provided therein or as provided by applicable Law and consistent with the obligations set forth in Section 6.11.
2.2. Bylaws of the Surviving Corporation. At the Effective Time, the bylaws of the Company shall be amended and restated in their entirety to read as the bylaws of Merger Sub read immediately prior to the Effective Time (the “Bylaws”), except that references to Merger Sub’s name shall be replaced with references to the name of the Company, until thereafter amended as provided therein, pursuant to the Charter or as provided by applicable Law and consistent with the obligations set forth in Section 6.11.
ARTICLE III
Directors and Officers of the Surviving Corporation
3.1. Directors of the Surviving Corporation. At the Effective Time, the initial directors of the Surviving Corporation will be the directors of Merger Sub as of immediately prior to the Effective Time, to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Charter, and the Bylaws.
3.2. Officers of the Surviving Corporation. At the Effective Time, the initial officers of the Surviving Corporation will be the officers of the Company as of immediately prior to the Effective Time, to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Charter, and the Bylaws.
ARTICLE IV
Effect of the Merger; Exchange of Shares
4.1. Effect of the Merger; Conversion of Securities. Immediately prior to the Effective Time, the Rollover Stockholders shall contribute to Parent that number of shares of Common Stock and the Penny Warrants held by the Rollover Stockholders that are to be contributed to Parent pursuant to the Rollover Agreements and Additional Rollover Agreements. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, as a result of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holder of any capital stock of the Company:
(a) Common Stock. Except for the shares of Common Stock and the Penny Warrants held by the Rollover Stockholders that are contributed to Parent pursuant to the Rollover Agreements and the Additional Rollover Agreements immediately prior to the Effective Time (which shall be cancelled in accordance with Section 4.1(b)), each share of Common Stock issued and outstanding immediately prior to the Effective Time, other than (i) shares of Common Stock that are to be cancelled or converted in accordance with Section 4.1(b), and (ii) shares of Common Stock that are issued and outstanding as of immediately prior to the Effective Time and held by stockholders of record and beneficial owners Common Stock of the Company who have not voted in favor of the adoption of this Agreement (or consented thereto in writing), who are entitled to and who have properly demanded appraisal of such shares of Common Stock in accordance with, and who have otherwise complied with, Section 262 of the DGCL (the shares of Common Stock referred to in clause (ii), “Dissenting Shares,” and, the shares of Common Stock referred to in clause (i) and clause (ii), collectively, “Excluded Shares”) shall be automatically converted into the right to receive $9.25 per share of Common Stock (the “Merger Consideration”) in cash, without interest. Without prejudice to any remedies in respect of a breach of any rollover or other agreement: if any shares of Common Stock that are contemplated to be contributed to Parent pursuant to the foregoing are not so contributed prior to a scheduled Closing in proper form, for any reason, then (X) Parent and Merger Sub, at the election of Parent’s largest stockholder shall be entitled to adjourn the Closing for up to twelve (12) Business Days (or such lesser period of time as exists prior to the

Outside Date) to arrange requisite funding and (Y) for purposes of the Merger, such shares of Common Stock shall be treated instead as shares of Common Stock not held by a Rollover Stockholder thereafter for all purposes under this Agreement including the following sentence. At the Effective Time, all of the shares of Common Stock converted into the right to receive the Merger Consideration pursuant to this Section 4.1(a) shall cease to be outstanding, shall be cancelled and shall cease to exist, and each share of Common Stock (other than Excluded Shares) shall thereafter represent only the right to receive the Merger Consideration.
(b) Cancellation or Conversion of Certain Shares. Any shares of Common Stock that are held by the Company as treasury stock and not held on behalf of third parties, and any shares of Company Stock and Penny Warrants owned by Parent or Merger Sub, in each case, that are issued and outstanding immediately prior to the Effective Time, shall, without any action on the part of the holder of such shares of Company Stock, cease to exist, cease to be outstanding, and be automatically cancelled without payment of any consideration therefor or any conversion thereof. Any shares of Common Stock that are held by any direct or indirect wholly owned subsidiary of the Company that are issued and outstanding immediately prior to the Effective Time, shall, without any action on the part of the holder of such shares of Common Stock, be automatically converted into such number of common shares of the Surviving Corporation so as to maintain relative ownership percentages.
(c) Merger Sub. Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall, as a result of the Merger and without any action on the part of the holder of such shares, be automatically converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.
(d) Series A-1 Preferred Stock. Each share of Series A-1 Preferred Stock shall remain outstanding in accordance with the terms of the Series A-1 Certificate of Designations, and shall represent shares of Series A-1 Preferred Stock of the Surviving Corporation on such terms.
4.2. Exchange of Shares.
(a) Appointment of Paying Agent. Prior to the Effective Time, Parent shall appoint the Company’s transfer agent or another bank or trust company reasonably acceptable to the Company to serve as the paying agent (the “Paying Agent”) and shall enter into an agreement reasonably acceptable to the Company relating to the Paying Agent’s responsibilities with respect to this Agreement.
(b) Deposit of Merger Consideration. At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent cash in U.S. Dollars sufficient to pay the aggregate Merger Consideration in accordance with Section 4.1(a) (such cash being hereinafter referred to as the “Payment Fund”) (provided that Parent shall not be required to make available to the Paying Agent Merger Consideration for Dissenting Shares prior to the Effective Time, it being understood, however, that promptly following such time that any formerly Dissenting Shares cease to be considered Dissenting Shares under this Agreement, Parent shall be required to make arrangements to pay, or cause to be paid, the applicable Merger Consideration with respect to such formerly Dissenting Shares). The Payment Fund shall not be used for any purpose other than a purpose expressly provided for in this Agreement. Pending its disbursement in accordance with this Section 4.2, the Payment Fund shall be invested by the Paying Agent, if so directed by Parent. Any such investment, if made, must be made in (i) short-term direct obligations of the United States of America, (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion. Any interest and other income resulting from such investments shall be paid to the Surviving Corporation pursuant to Section 4.2(e). If the Payment Fund diminishes for any reason below the level required for the Paying Agent to promptly pay the Merger Consideration in accordance herewith, including upon shares of Common Stock ceasing to qualify as Dissenting Shares, Parent shall or shall cause the Surviving Corporation to promptly replace or restore the cash in the Payment Fund so as to ensure that the Payment Fund is at all times maintained at a level sufficient for the Paying Agent to make all payments of Merger Consideration in accordance herewith. No investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any holder of shares of Common Stock to receive the Merger Consideration as provided herein. Payments to holders in respect of each Company RSU to be paid pursuant to Section 4.3(b)

and each Company Cash Award to be paid pursuant to Section 4.3(c) shall be paid, subject to applicable Tax withholdings, through the Company’s, the Surviving Corporation’s or any of their Subsidiaries’ applicable payroll procedures following the Effective Time at such time as such awards are payable as set forth in this Agreement.
(c) Procedures for Surrender.
(i) With respect to shares of Common Stock held, directly or indirectly, through The Depository Trust Company (“DTC”), Parent and the Company shall cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries to ensure that the Paying Agent will transmit to DTC or its nominees as promptly as practicable after the Effective Time, upon surrender of shares of Common Stock held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Merger pursuant to this ARTICLE IV.
(ii) Upon surrender to the Paying Agent of shares of Common Stock that (A) are not held through DTC, by book receipt of an “agent’s message” in customary form by the Paying Agent in connection with the surrender of shares of Common Stock (or such other reasonable evidence, if any, of surrender with respect to such shares of Common Stock, as the Paying Agent may reasonably request), and (B) are shares of Common Stock held, directly or indirectly, through DTC, in accordance with DTC’s customary surrender procedures and such other procedures as agreed to by the Company, Parent, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the holder of such shares of Common Stock shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to deliver to each such holder, as promptly as reasonably practicable after the Effective Time, by wire transfer or a check in the amount (after giving effect to any required Tax withholdings as provided in Section 4.2(g)) of cash that such holder has the right to receive pursuant to Section 4.1(a).
(iii) No interest will be paid or accrued on any amount payable upon surrender of any shares of Common Stock.
(iv) Payment of the Merger Consideration with respect to shares of Common Stock shall only be made to the Persons in whose name such shares of Common Stock are registered in the stock transfer records of the Company.
(d) Transfers. At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any acceptable evidence of a share of Company Stock is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it shall be cancelled and exchanged for the cash amount in immediately-available funds to which the holder thereof is entitled to receive as a result of the Merger pursuant to this ARTICLE IV.
(e) Termination of Payment Fund. Any portion of the Payment Fund (including the proceeds of any investments of the Payment Fund) that remains unclaimed by, or otherwise undistributed to, the holders of shares of Common Stock by the nine-month anniversary of the Effective Time shall be delivered to Parent or an Affiliate thereof designated by Parent. Any holder of shares of Common Stock (other than Excluded Shares) who has not theretofore complied with this ARTICLE IV shall thereafter look only to Parent for payment of the Merger Consideration (after giving effect to any required Tax withholdings as provided in Section 4.2(g)) upon delivery of the shares of Common Stock, without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of shares of Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. To the fullest extent permitted by Law, immediately prior to the date any Merger Consideration would otherwise escheat to or become the property of any Governmental Authority, such Merger Consideration shall become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.

(f) Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, Dissenting Shares shall not be converted into the right to receive the applicable Merger Consideration but instead will be entitled to only such rights as are granted by Section 262 of the DGCL. The holders of record and beneficial owners (as defined in Section 262 of the DGCL) of Dissenting Shares shall be entitled to receive payment of the appraised value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL, unless and until such holder of record or beneficial owner of Dissenting Shares fails to perfect or otherwise fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or waives or otherwise loses such person’s rights to appraisal of such Dissenting Shares pursuant to Section 262 of the DGCL, or a court of competent jurisdiction determines that such person is not entitled to the relief provided by Section 262 of the DGCL (it being agreed that such Dissenting Shares shall no longer be outstanding, shall automatically be cancelled and shall cease to exist, and such holder of record or beneficial owner shall cease to have any rights with respect thereto other than the right to receive the appraised value of such Dissenting Shares to the extent afforded by Section 262 of the DGCL). If any such holder of record or beneficial owner of Dissenting Shares fails to perfect or otherwise fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or waives or otherwise loses such right to appraisal of such Dissenting Shares pursuant to Section 262 of the DGCL or a court of competent jurisdiction determines that such person is not entitled to the relief provided by Section 262 of the DGCL, such Dissenting Shares shall be deemed to have been converted into, and have become exchangeable for, as of the Effective Time, the right to receive the applicable Merger Consideration, without any interest thereon, and shall not thereafter be deemed to be Dissenting Shares. The Company shall (i) give Parent prompt notice of any demands for appraisal of shares of Common Stock, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company with respect to the Dissenting Shares promptly after receipt by the Company and (ii) give Parent the right, at Parent’s sole expense, to direct and participate in all negotiations and proceedings with respect to such demands for appraisal pursuant to the DGCL in respect of such Dissenting Shares. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any such demands for appraisal or offer to settle or settle any such demands. Prior to the Closing, Parent shall not, except with the prior written consent of the Company, require the Company to make any payment with respect to any such demands for appraisal or offer to settle or settle any such demands.
(g) Withholding Rights. Each of Parent, the Company, Merger Sub, the Surviving Corporation and the Paying Agent (and any Affiliates and designees of the foregoing and any other withholding agent), as applicable, shall be entitled to deduct or withhold, or cause to be deducted or withheld, from the amounts otherwise payable pursuant to this Agreement such amounts as are required to be deducted or withheld with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable U.S. federal, state or local or non-U.S. Law. To the extent that amounts are so deducted or withheld and remitted to the applicable Governmental Authority, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.
4.3. Treatment of Company Warrants; Company RSUs; Company Cash Awards.
(a) Treatment of Company Warrants. Each Company Warrant (other than the Penny Warrants) that has not been exercised as of the Effective Time shall remain outstanding in accordance with its terms after the Effective Time.
(b) Treatment of Company RSUs.
(i) At the Effective Time, each restricted stock unit award corresponding to shares of Common Stock granted under the Company Equity Plan that is outstanding and has not been settled as of the Effective Time (whether vested or unvested) (a “Company RSU”) shall, automatically and without any further action on the part of Parent, Merger Sub, the Company, or the holder thereof, cease to relate to or represent any right to receive any Common Stock and shall be converted, immediately prior to the Effective Time, into the right of the holder of such Company RSU to receive, from the Surviving Corporation or Parent (on behalf of the Surviving Corporation) (each, a “Parent Equity Cash Award”) an amount in cash (rounded to the nearest cent) equal to the product of (A) the number of shares of Common Stock corresponding to such Company RSUs immediately prior to the Effective Time, multiplied by (B) the Merger Consideration, which Parent Equity Cash Award shall otherwise be subject to the same terms and conditions as were applicable to the corresponding converted Company RSU as of immediately prior to the Effective Time, including any applicable vesting, acceleration and payment timing provisions, but excluding any terms rendered inoperative by reason of the Merger and other administrative or ministerial changes that are appropriate to conform the converted award, in each case through the Surviving Corporation’s or Parent’s regular payroll processes applicable to such holder. Each holder of a Parent Equity Cash Award will receive at the Effective Time a written notice in the form set forth in Section 4.3(b)(i) of the Company Disclosure Schedule. Following the Effective Time, each unvested Parent Equity Cash Award issued in respect of a Company RSU converted pursuant to the terms of this Section 4.3(b)(i) shall be treated in accordance with Section 4.3(b)(i) of the Company Disclosure Schedule.
(ii) The Surviving Corporation or Parent (on behalf of the Surviving Corporation) shall pay the vested portion of each Parent Equity Cash Award, in each case less such amounts as are required to be withheld or deducted under the Code or any provisions of state, local or international Tax Law with respect to the making of such payment, promptly but in any event within 30 days following the applicable vesting date (to the extent not previously forfeited) or at such later date required to avoid the imposition of any taxes or penalties under Section 409A of the Code.
(c) Treatment of Company Cash Awards.
(i) At the Effective Time, each long-term cash award that is outstanding and has not been settled as of the Effective Time (whether vested or unvested) that is subject to performance-based vesting requirements (each, a “Company Cash Performance Award”) shall remain outstanding and eligible to vest based on actual achievement of the performance-based vesting requirements (for clarity, through the full performance period) applicable to such Company Cash Performance Award as of immediately prior to the Effective Time automatically and without any further action on the part of Parent, Merger Sub, the Company, or the holder thereof. The determination of the actual achievement of the performance-based vesting requirements applicable to such Company Cash Performance Award shall be made by the Surviving Corporation in good faith and consistent with the Company’s historical practices in determining performance-based compensation. Such cash amount shall be payable to the holder of such Company Cash Performance Awards on the same terms and conditions applicable to such Company Cash Performance Award as of immediately prior to the Effective Time, including any applicable vesting, acceleration and payment timing provisions, but excluding any terms rendered inoperative by reason of the Merger and other administrative or ministerial changes that are appropriate to conform the converted award, in each case through the Surviving Corporation’s or Parent’s regular payroll processes applicable to such holder. Each holder of a Company Cash Performance Award will receive at the Effective Time a written notice in the form set forth in Section 4.3(c)(i) of the Company Disclosure Schedule. Following the Effective Time, each unvested Company Cash Performance Award shall be treated in accordance with Section 4.3(c)(i) of the Company Disclosure Schedule. The Surviving Corporation or Parent (on behalf of the Surviving Corporation) shall pay to the holders of such Company Cash Performance Awards the cash amounts described in the immediately preceding sentences, less such amounts as are required to be withheld or deducted under the Code or any provisions of state, local or international Tax Law with respect to the making of such payment, promptly but in any event within 30 days following the end of the applicable performance period (to the extent not previously forfeited and subject to achievement of the performance-based vesting requirements applicable to such Company Cash Performance Award) or at such later date required to avoid the imposition of taxes or penalties under Section 409A of the Code.
(ii) At the Effective Time, each long-term cash award that is outstanding and has not been settled as of the Effective Time (whether vested or unvested) that is subject only to service-based vesting requirements or that was subject to performance-based vesting requirements with respect to which the performance period has ended prior to the Effective Time (each, a “Company Cash Service Award”) shall, automatically and without any further action on the part of Parent, Merger Sub, the Company, or the holder thereof, remain outstanding and eligible to vest on the same service-based vesting terms and conditions applicable to such Company Cash Service Award as of immediately prior to the Effective Time, including any applicable vesting, acceleration and payment timing provisions, but excluding any terms rendered inoperative by reason of the Merger and other administrative or ministerial changes that are appropriate to conform the converted award, in each case through the Surviving Corporation’s or Parent’s regular payroll processes applicable to such holder. Each holder of a Company Cash Service Award will receive at the Effective Time a written notice in the form set forth in Section 4.3(c)(ii) of the Company Disclosure Schedule. Following the Effective Time, each unvested Company Cash Service Award shall be treated in accordance with Section 4.3(c)(ii) of the Company Disclosure Schedule. The Surviving Corporation or Parent (on behalf of the Surviving Corporation) shall pay to the holders of such Company Cash Service Awards the cash amounts described in the immediately preceding sentences, less such amounts as are required to be withheld or deducted under the Code or any provisions of state, local or international Tax Law with respect to the making of such payment, promptly but in any event within 30 days following the applicable vesting date (subject to achievement of the service-based vesting requirements, if any) or at such later date required to avoid the imposition of taxes or penalties under Section 409A of the Code.
(d) Corporate Actions. Prior to and contingent upon the Effective Time, the Company, the Company Board and/or the Compensation Committee of the Company Board, as applicable, shall adopt any resolutions and take any other actions that are reasonably necessary to effectuate the treatment of the Company Warrants, Company RSUs, Company Cash Performance Awards and Company Cash Service Awards pursuant to this Section 4.3, and amend the Company Equity Plan, such that, following the Effective Time, there shall be no further awards of Company RSUs or other awards granted under the Company Equity Plan (whether vested or unvested) after the Effective Time, and the Company Equity Plan will terminate at such time that no Company RSUs or other awards granted under the Company Equity Plan remain outstanding and no participant in the Company Equity Plan will have any right thereunder to acquire any equity securities or equity-based awards of the Company, the Surviving Corporation or one of its Subsidiaries. The Company shall provide Parent with a reasonable opportunity to review drafts of all resolutions and any other documents effectuating the actions set forth in this Section 4.3 prior to the adoption of such resolutions or other documents and will give due consideration to all reasonable comments provided by Parent in connection with such review. Parent shall use its reasonable best efforts to promptly provide any comments it may have on drafts of such resolutions or other documents.
4.4. Adjustments to Prevent Dilution. Notwithstanding anything in this Agreement to the contrary, if, from the date of this Agreement to the earlier of the Effective Time and termination of this Agreement in accordance with ARTICLE VIII, the number of shares of Common Stock or securities convertible or exchangeable into or exercisable for shares of Common Stock shall have been changed into a different number of shares of Common Stock or securities, or a different class, by reason of any reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, exchange, subdivision, combination or other similar transaction, the Merger Consideration shall be equitably adjusted to provide the holders of shares of Common Stock the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Section 4.4 shall be construed to permit the Company or any Subsidiary of the Company to take any action otherwise prohibited by the terms of this Agreement.
ARTICLE V
Representations and Warranties
5.1. Representations and Warranties of the Company. Except :(x) as set forth in the Company Reports filed with, or furnished to, the United States Securities and Exchange Commission (the “SEC”) on or after January 1, 2024 and prior to the date of this Agreement (including, in each case, all exhibits and schedules thereto and documents incorporated by reference therein, but excluding, in each case, any disclosures set forth in any risk factor or “forward-looking statements” section or any similar section, and provided that this clause (x) shall not apply to any of the representations and warranties set forth in Section 5.1(a) (Organization, Good Standing and Qualification), Section 5.1(b)(i) (Capital Structure), Section 5.1(b)(ii) (Capital Structure), the first sentence of Section 5.1(b)(iii) (Capital Structure), Section 5.1(c) (Corporate Authority; Approval and Fairness), Section 5.1(g)(ii) (Absence of Material Adverse Effect), Section 5.1(m) (Takeover Statutes) and Section 5.1(t) (Brokers and Finders)); or (y) in the section or subsection of Section 5.1 of the disclosure schedule delivered to Parent and Merger Sub by the Company concurrently with the execution of this Agreement (the “Company Disclosure Schedule”) corresponding to the particular Section or subsection in this Section 5.1 or any disclosure set forth in any other section or subsection of the Company Disclosure Schedule to the extent that the relevance of such disclosure is reasonably apparent on its face to qualify such representation and warranty), the Company hereby represents and warrants to Parent and Merger Sub that:

(a) Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to be in good standing or have such power or authority would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. The Company is qualified to do business and is in good standing (with respect to jurisdictions that recognize such concept or a similar concept) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. Each of the Company’s Subsidiaries is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept or a similar concept) under the Laws of its jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation or other legal entity with respect to jurisdictions that recognize such concept or a similar concept) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, existing, qualified or in good standing, or to have such power or authority, would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.
(b) Capital Structure.
(i) As of the date of this Agreement, the authorized capital stock of the Company consists of 350,000,000 shares of capital stock, consisting of (A) 35,000,000 shares of Preferred Stock, of which 170,000 shares were designated as Series A-1 Preferred Stock and 170,000 shares were designated as Series A-2 Preferred Stock and (B) 315,000,000 shares of Common Stock. As of the close of business on February 25, 2026 (the “Capitalization Date”): (1) 152,857 shares of Series A-1 Preferred Stock were issued and outstanding and no shares of Series A-2 Preferred Stock were issued and outstanding, (2) 17,576,136 shares of Common Stock were issued and outstanding, (3) 1,534,832 shares of Common Stock were subject to outstanding Company RSUs, (4) no shares of Common Stock were subject to outstanding restricted stock awards and (5) 6,107,300 shares of Common Stock were subject to outstanding Company Warrants. Since the Capitalization Date and prior to the date of this Agreement, the Company has not issued any securities (including derivative or convertible securities).
(ii) The Company has made available a complete and accurate list as of the Capitalization Date of all outstanding Company RSUs or other awards granted as equity awards under the Company Equity Plan or otherwise (the “Company Equity Awards”), indicating, with respect to each Company Equity Award then outstanding, the type of award granted, the number of shares of Common Stock subject to such Company Equity Award, the plan, if any, under which such Company Equity Award was granted, the date of grant, the vesting schedule, any performance targets or similar conditions in connection with the vesting, exercisability or settlement thereof, and the vested status of the Company Equity Award. All outstanding Company Equity Awards have been granted pursuant to award agreements substantially in the forms filed as exhibits to the Company’s Form 10-K for the fiscal year ended December 31, 2024.
(iii) All of the outstanding shares of Company Stock are duly authorized and validly issued in accordance with the Company’s organizational documents, as applicable, and are fully paid and nonassessable. None of the outstanding shares of Company Stock have been issued in violation of any applicable securities Laws or preemptive rights, rights of first refusal or other similar rights of any Person. Section 5.1(b)(iii) of the Company Disclosure Schedule sets forth a complete and accurate list of all of the Company’s Subsidiaries as of the date hereof. All of the issued and outstanding equity interests in each of the Company’s Subsidiaries are authorized and validly issued in accordance with the respective organizational documents of such Subsidiaries and are fully paid (to the extent required under such Subsidiaries’ organizational documents) and nonassessable and have not been issued in violation of any applicable securities Laws or preemptive rights, rights of first refusal or other similar rights of any Person. As of the date hereof, the Company owns, directly or indirectly, all of the outstanding equity interests in each of its Subsidiaries free and clear of all Liens other than (A) transfer restrictions imposed by federal and state securities Laws, (B) those arising under the Existing Credit Document and (C) any transfer restrictions contained in the organizational documents of the Company and its Subsidiaries.

(iv) Except as set forth in the Backstop Notes Indenture, the organizational documents of the Company, or as otherwise provided in Section 5.1(b)(i) or Section 5.1(b)(iv) of the Company Disclosure Schedule, there are no preemptive rights or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, restricted stock units, restricted stock awards, phantom equity interests, redemption rights, repurchase rights, agreements, arrangements, calls, subscription agreements, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue or sell any equity interests or any securities or obligations convertible or exchangeable into or exercisable for, giving any Person a right to subscribe for or acquire or measured by reference to, any equity interests in the Company or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. Since the date of this Agreement, there have been no issuances by the Company or any of its Subsidiaries of any securities (other than (A) issuances of Common Stock in connection with (A) any exercise of Company Warrants and (2) the vesting or settlement of Company RSUs that were outstanding as of the date hereof and in accordance with their respective terms and (B) issuances of securities pursuant to Section 6.1(b)(iv)).
(v) Except as set forth in the Backstop Notes or Section 5.1(b)(v) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the holders of equity interests in the Company or any of its Subsidiaries on any matter. From and after July 1, 2024, no event or circumstance has occurred that has resulted in an adjustment to the Exchange Rate (as defined in the Backstop Notes Indenture) from 16 shares of Common Stock (as defined in the Backstop Notes Indenture) per $1,000 principal amount of Backstop Notes.
(vi) Section 5.1(b)(vi) of the Company Disclosure Schedule sets forth a complete and accurate list as of the Capitalization Date of all voting trusts, voting proxies or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting or registration of the shares of Company Stock or other equity interest of the Company or any of its Subsidiaries.
(vii) Except as set forth in Section 5.1(b)(vii) of the Company Disclosure Schedule and except with respect to the ownership of any equity securities between or among the Company or any of its Subsidiaries, none of the Company or any of its Subsidiaries owns, directly or indirectly, any equity securities of any Person.
(c) Corporate Authority; Approval.
(i) Assuming the accuracy of the representations and warranties of Parent and Merger Sub made in Section 5.2(l) of this Agreement, the Company has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its covenants and obligations under this Agreement in accordance with the terms hereof and to consummate the Merger and any other transactions contemplated by this Agreement, subject only to the Requisite Company Stockholder Approval. Assuming the accuracy of the representations and warranties of Parent and Merger Sub made in Section 5.2(l) of this Agreement, except for the Requisite Company Stockholder Approval, no other corporate action by the Company (other than, in the case of the Merger, the filing of the Certificate of Merger with the Secretary of State of the State of Delaware) or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement and to consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by Parent and Merger Sub and the accuracy of the representations and warranties of Parent and Merger Sub made in Section 5.2(l) of this Agreement, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles regardless of whether such enforceability is considered in a proceeding in equity or at law (the “Bankruptcy and Equity Exception”).
(ii) The Company Special Committee has (A) received the Fairness Opinion, (B) unanimously determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair, advisable and in the best interests of, the Company and its stockholders (including the Disinterested

Stockholders) and (C) unanimously recommended that the Company Board approve, adopt and declare advisable this Agreement and the transactions contemplated hereby, including the Merger, and submit and, subject to the terms and conditions hereof, recommend this Agreement to the Company’s stockholders for approval and adoption thereby.
(iii) The Company Board (acting upon the recommendation of the Company Special Committee) has by unanimous vote of the directors present (A) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair, advisable and in the best interests of, the Company and its stockholders (including the Disinterested Stockholders); (B) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Merger; (C) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations contained herein and the consummation of the Merger and the other transactions contemplated by this Agreement upon the terms and subject to the conditions contained herein, including approval and adoption of this Agreement by the stockholders of the Company; (D) directed that the adoption of this Agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company; and (E) as of the date hereof, recommended that the stockholders of the Company vote in favor of the adoption of this Agreement (the “Company Recommendation”), which Company Recommendation has not been withdrawn, rescinded or modified in any way as of the date hereof.
(d) Governmental Filings; No Violations.
(i) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby require no permit or other action by or in respect of, or filing with any (A) federal, state, local, municipal, foreign or other government; (B) governmental, quasi-governmental, supranational or regulatory authority (including any governmental division, department, agency, commission, instrumentality, organization, unit or body and any court or other tribunal); (C) regulatory or self-regulatory organization (including the SEC, the New York Stock Exchange and any other Exchange); or (D) arbitral tribunal (public or private) (each, a “Governmental Authority”), other than (1) the filing of the Certificate of Merger with respect to the Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (2) compliance with any applicable requirements of the DPA; (3) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), (4) compliance with any applicable requirements of any other Antitrust Laws set forth on Section 5.1(d)(i) of the Company Disclosure Schedule, (5) compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Securities Act of 1933, as amended (the “Securities Act”) and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, (6) compliance with any applicable rules of the New York Stock Exchange, (7) the applications, filings, consents and notices, as applicable, set forth in Section 5.1(d)(i) of the Company Disclosure Schedule, and (8) any permits, or other actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(ii) Other than as disclosed on Section 5.1(d)(ii) of the Company Disclosure Schedule and assuming the accuracy of the representations and warranties of Parent and Merger Sub made in Section 5.2(l) of this Agreement, the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (A) assuming compliance with the matters referred to in Section 5.1(d)(i), conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (B) assuming compliance with the matters referred to in Section 5.1(d)(i), conflict with or result in a violation or breach of any applicable Law, (C) assuming compliance with the matters referred to in Section 5.1(d)(i), upon the consummation by the Company of the transactions contemplated in this Agreement, require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Material Contract or (D) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clause (B) and clause (D), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(e) Company Reports; Financial Statements; Internal Controls.
(i) The Company has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by it with the SEC pursuant to the Exchange Act or the Securities Act since January 1, 2023 (the “Applicable Date”) (the forms, statements, certifications, reports and documents filed or furnished to the SEC since the Applicable Date and those filed or furnished to the SEC subsequent to the date of this Agreement, including any amendments thereto, the “Company Reports”). Each of the Company Reports, at the time of its filing or being furnished (and, if amended, as of the date of such amendment), complied in all material respects or, if not yet filed or furnished, will comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 and any rules and regulations promulgated thereunder applicable to the Company Reports. As of their respective dates (and, if amended, as of the date of each such amendment), the Company Reports did not, and any of the Company Reports filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Other than as disclosed on Section 5.1(e)(i) of the Company Disclosure Schedule, since January 1, 2023, the Company and its Subsidiaries have not received any comments, including in comment letters or written inquiries, from the SEC or its staff, that are not publicly available on the SEC’s EDGAR system. As of the date of this Agreement, (A) there are no outstanding or unresolved comments in comment letters with respect to the Company Reports received by the Company from the SEC or its staff and (B) the Company is in compliance in all material respects with the applicable listing and corporate governance requirements of the New York Stock Exchange.
(ii) The Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) or 15d-15(e), as applicable, under the Exchange Act) as required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules of the SEC. The Company maintains a system of internal controls over financial reporting (as defined in Rule 13a-15(f) or 15d-15(f), as applicable, under the Exchange Act) reasonably designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP, including policies and procedures that (A) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management of the Company and the Company Board and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company that could have a material effect on its financial statements. As of the date hereof, the Company has disclosed, based on the most recent evaluation of its chief executive officer and its chief financial officer prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (x) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information or (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” have the meanings assigned to such terms in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement.

(iii) The consolidated financial statements included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly present, or, in the case of consolidated financial statements included in or incorporated by reference into the Company Reports filed after the date of this Agreement, will fairly present, in each case, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and their consolidated statements of operations, comprehensive income, Company stockholders’ equity and cash flows for the respective periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments), in each case in conformity with U.S. GAAP (except, in the case of the unaudited statements, subject to normal and recurring year-end adjustments) applied on a consistent basis during the periods involved, except as may be noted therein or in the notes thereto. Since January 1, 2023, neither the Company nor any of its Subsidiaries has received any material written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or one of its Subsidiaries or their respective internal accounting controls, including any credible complaint, allegation, assertion or claim that the Company or one of its Subsidiaries has engaged in questionable accounting or auditing practices.
(f) Liabilities. There are no obligations or liabilities of the Company or any of its Subsidiaries (whether accrued, contingent or otherwise) that would be required by U.S. GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries, other than (i) obligations or liabilities to the extent disclosed, reflected or reserved against in the consolidated financial statements of the Company included in the Company Reports filed prior to the date hereof (or any notes thereto); (ii) obligations or liabilities arising in connection with the transactions contemplated by this Agreement; (iii) obligations or liabilities incurred in the ordinary course of business since September 30, 2025; (iv) executory obligations arising from any Contract entered into in the ordinary course of business (none of which results from or was caused by a breach or acceleration of any such Contract); and (v) obligations or liabilities that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(g) Absence of Certain Changes.
(i) Since September 30, 2025, through the date of this Agreement, the Company and its Subsidiaries have, except in connection with the Company’s sale process, this Agreement and the transactions contemplated hereby, conducted their businesses in all material respects in the ordinary course of business.
(ii) Since September 30, 2025, there has not been any change, effect, occurrence, event or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(iii) Since September 30, 2025 through the date of this Agreement, the Company and its Subsidiaries have not taken any action that, if taken after the date of this Agreement without Parent’s consent, would constitute a breach of the covenants set forth in subsections (ii), (iv), (v), (vii), (viii), (xvi) or (xviii) of Section 6.1(b).
(h) Litigation. Except as set forth in Section 5.1(h) of the Company Disclosure Schedule, since the Applicable Date, no civil, criminal or administrative actions, suits, claims, charges, complaints, hearings, arbitrations, investigations, enforcement actions, disciplinary actions, Orders, examinations, inquiries or proceedings before any Governmental Authority (each, an “Action”) have been commenced to which the Company or any of its Subsidiaries is a party and no Action has been commenced by any Governmental Authority against or involving the Company or its Subsidiaries or any of their respective assets or properties or directors or officers (in the case of the directors or officers, which relates to the business of the Company or applicable Subsidiary), in each case that would reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.
(i) Employee Benefits.
(i) Section 5.1(i)(i) of the Company Disclosure Schedule sets forth an accurate and complete list, as of the date of this Agreement, of all material Benefit Plans. For purposes of this Agreement, “Benefit Plans” means all compensation or benefit plans, contracts, policies, agreements or arrangements that are sponsored, maintained, contributed to or required to be contributed to by the Company or any of its Subsidiaries, and covering current or former employees, officers, directors, individual consultants or other individual service providers of any such entities who are natural persons (each, a “Service Provider”) or with respect to which the Company or any of its Subsidiaries has or could reasonably be expected to have any current or contingent liability, in each case including any “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to ERISA, the Company Equity Plan and all other employment, consulting (to the extent related to an individual natural person), retirement, termination or change in control or transaction agreements, supplemental retirement, profit sharing, deferred compensation, severance, separation pay, stock option, stock purchase, stock appreciation rights, restricted stock unit, stock-based incentive, bonus, commissions, retention, insurance, medical, welfare, fringe or other plans, contracts, policies or arrangements providing for benefits of any kind. With respect to each such material Benefit Plan, the Company has provided or made available to Parent, to the extent applicable, true and complete copies of (A) the current plan document and all material amendments thereto, (B) any related trust agreements, insurance contracts or other funding arrangements, (C) the most recent audited financial statements and actuarial or other valuation report prepared with respect thereto, if any, (D) the most recent annual reports on Form 5500 required to be filed with the Internal Revenue Service (the “IRS”) with respect thereto, (E) the most recent IRS determination or opinion letter and (F) all non-routine material correspondence with any Governmental Authority within the last two years.
(ii) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (A) all Benefit Plans have been established, maintained, funded, operated and administered in accordance with their terms and in compliance with ERISA, the Code and other applicable Laws, (B) all contributions, premiums, and other payments required to be made under any Benefit Plan have been made when due or, if not due, accrued to the extent required by GAAP, in accordance with applicable Laws and the terms of the applicable Benefit Plan, (C) neither the Company nor any of its Subsidiaries has engaged in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code with respect to any Benefit Plan, and (D) each Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS or has applied to the IRS for such favorable determination letter within the applicable remedial amendment period under Section 401(b) of the Code, or may rely upon a favorable opinion letter from the IRS issues with respect to the prototype plan on which the Benefit Plan is based, and, to the Knowledge of the Company, there are no circumstances reasonably expected to adversely affect the qualification of such plan under Section 401(a) of the Code.
(iii) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, there are no pending or, to the Knowledge of the Company, threatened Actions, audits, investigations, claims (other than routine claims for benefits) or proceedings, including by a Governmental Authority, by, on behalf of, against or relating to any Benefit Plan. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, none of the Company or any of its Subsidiaries has incurred (whether or not assessed), or is reasonably expected to incur or be subject to, any Tax or penalty under Section 4975, 4980B, 4980D, 4980H, 6055, 6056, 6721 or 6722 of the Code.
(iv) No Benefit Plan is a “multiemployer plan” within the meaning of Section 3(37) of ERISA (a “Multiemployer Plan”) or is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, and neither the Company nor any of its Subsidiaries has any current or contingent liability or obligation under or with respect to any such plans, including on account of any ERISA Affiliate. No Benefit Plan is a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA), a “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code) or a plan or arrangement that provides post-employment, post-ownership, post-service or retiree health, life or other welfare benefits to any Person other than as required under Section 4980B of the Code or applicable Law (or for death benefits in accordance with the terms of such Benefit Plan).
(v) Except as set forth in Section 5.1(i)(v) of the Company Disclosure Schedule, neither the execution of this Agreement, nor the consummation of the Merger or any other transactions contemplated hereby could, whether alone or in combination with another event, (A) entitle any Service Provider to severance pay or any other payment or benefit or any increase in severance pay upon any termination of employment after the date of this Agreement, (B) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or result in any other obligation pursuant to any of the Benefit Plans, (C) result in any payment (whether in cash or property or the vesting of property) that, in any of the circumstances described in (A), (B) and/or (C), would reasonably be expected to, individually or in combination with any other such payment, constitute an “excess parachute payment” (within the meaning of Section 280G of the Code) to any Service Provider, or (D) result in any restriction on the right of the Company or its Subsidiaries to amend or terminate any Benefit Plan other than as set forth in the applicable Benefit Plan or as prohibited by applicable Laws. The Company and its Subsidiaries do not have any obligation to gross-up or otherwise reimburse or compensate any Service Provider for any Taxes incurred by such individual under or pursuant to Section 409A, Section 4999 or otherwise.
(vi) Each Benefit Plan that is nonqualified benefit plan subject to, and not otherwise exempt from, Section 409A of the Code has been operated and maintained in all material respects in compliance with Section 409A of the Code and the applicable guidance thereunder.
(vii) Section 5.1(i)(vii) of the Company Disclosure Schedule sets forth each Benefit Plan that is maintained for Service Providers working in any jurisdiction outside the United States excluding any Benefit Plan mandated by a jurisdiction outside the United States to which the Company’s and its Subsidiaries’ sole obligation is to make required contributions on behalf of covered Service Providers.
(j) Compliance with Laws; Company Permits.
(i) Compliance with Laws. Except as set forth in Section 5.1(j)(i) of the Company Disclosure Schedule and except as has not had, and would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, since the Applicable Date (A) the businesses of each of the Company and its Subsidiaries have been conducted in compliance with applicable federal, state, local, territorial, provincial, municipal, regional, foreign or supranational laws, acts, statutes, codes, Orders, treaties and ordinances, common law, and any rules, rulings, regulations, standards, judgments, Orders, writs, injunctions, decrees, awards, arbitration awards and agency requirements of any Governmental Authority (collectively, “Laws”) and (B) neither the Company nor any of its Subsidiaries has received any written notice or written communication, or to the Knowledge of the Company, oral notice or oral communication, from any Governmental Authority that the Company, such Subsidiary or any of their respective directors or officers, as applicable, is not in compliance with any applicable Law related to the business of the Company or its applicable Subsidiary or that the Company, such Subsidiary or any of their respective directors or officers, as applicable, is under investigation by any Governmental Authority for potential non-compliance with any applicable Law relating to the business of the Company or applicable Subsidiary, in each case, that has not been cured.
(ii) Permits. Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries hold all permits, licenses, certifications, approvals, registrations, identification numbers, consents, authorizations, franchises, variances, exemptions, certificates, qualifications, grants of membership and Orders (including all product certifications) issued or granted by any Governmental Authority (the “Company Permits”) required or necessary for the Company and its Subsidiaries to use, own, occupy and operate their assets and conduct the business of the Company and its Subsidiaries. Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, (A) the Company Permits are in full force and effect, (B) no written notice has been received by the Company or any of its Subsidiaries regarding any (x) violation of, or failure to comply with, any term or requirement of any Company Permit or (y) revocation, cancellation, suspension, invalidation or termination of or refusal to renew any Company Permit, (C) there is no Action pending, or, to the Knowledge of the Company, threatened, that seeks to effect, or, to the Knowledge of the Company, any existing condition, situation or set of circumstances that would reasonably be expected to result in, the revocation, cancellation, termination, suspension, non-renewal or adverse modification of any Company Permit and (D) no application or notice relating to a Company Permit, including in respect of any individual authorizations required by a Governmental Authority in respect of a director, officer, employee, contractor or agent of the Company or its Subsidiaries, has been refused nor has there been an indication that it would be refused if not withdrawn.
(iii) International Trade. Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its officers or directors,

nor to the Knowledge of the Company, any of its Subsidiaries, employees, any agent or other third-party Representative acting on behalf of the Company or any of its Subsidiaries, is currently, or has since the Applicable Date: (A) been a Sanctioned Person, (B) engaged in any dealings or transactions with or for the benefit of any Sanctioned Person or in any Sanctioned Country, (C) made or accepted any unlawful payment or given, received, offered, promised, or authorized or agreed to give or receive, any money, advantage or thing of value, directly or indirectly, to or from any employee or official of any Governmental Authority or any other Person in violation of Anti-Corruption Laws, or (D) otherwise been in violation of Sanctions, Ex-Im Laws, or U.S. anti-boycott Laws (collectively, “Trade Controls”) or any Anti-Corruption Laws.
(iv) Anti-Corruption. Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries has (A) received from any Governmental Authority or any Person any notice, inquiry, or internal or external allegation; (B) made any voluntary or involuntary disclosure to a Governmental Authority; or (C) conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing, in each case of (A), (B) and (C), related to Trade Controls or Anti-Corruption Laws. The Company and its Subsidiaries have implemented, maintain in effect and enforce written policies, procedures and internal controls, including an internal accounting controls system, which are reasonably designed to prevent, deter and detect violations of applicable Trade Controls and Anti-Corruption Laws.
(k) Material Contracts.
(i) Except for Contracts (including all amendments and modifications thereto) filed as exhibits to the Company Reports as of the date of this Agreement or as set forth on Section 5.1(k)(i) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to or bound by any Contract (other than the Benefit Plan or relating to the Benefit Plan):
(A) that is required to be filed by the Company as a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Exchange Act);
(B) that contains any noncompete or exclusivity provisions to which the Company or any of its Subsidiaries is subject that materially restrict the Company or any of its Subsidiaries to compete in any line of business or geographic area that, in each case, are material to the Company and its Subsidiaries taken as a whole;
(C) that provides for a material partnership, joint venture, collaboration or similar material arrangement (other than a contract entered into between the Company or any its Subsidiaries, on the one hand, and another Subsidiary of the Company, on the other hand);
(D) that is (1) an indenture, credit agreement, loan agreement, security agreement, guarantee, note, mortgage or other agreement providing for or guaranteeing Indebtedness of any Person in excess of $1,000,000, except for any Contract solely among or between the Company and any of its wholly-owned Subsidiaries, or (2) a hedging, derivative, swap or other similar Contract;
(E) that relates to an acquisition or disposition of any Person, business, assets (other than client lists) or real property (whether by merger, sale of stock, sale of assets or otherwise) and includes a deferred payment obligation of the Company and its Subsidiaries in excess of $250,000 that has not been satisfied in full;
(F) that is a settlement agreement that (1) requires payment by the Company or any of its Subsidiaries after the date hereof in excess of $250,000 or (2) imposes material non-monetary obligations or restrictions on the Company or any of its Subsidiaries after the date of this Agreement which material obligations or restrictions would apply to Parent or its Affiliates (including the Company and its Subsidiaries) following the Closing;
(G) relating to an acquisition or disposition during the last three years of any Person, business, assets or real property (whether by merger, sale of stock, sale of assets or otherwise) for consideration in excess of $1,000,000;
(H) that grants to any Person (other than the Company) a right of first refusal, first offer or similar preferential right to purchase or acquire equity interests in the Company;

(I) with any Governmental Authority that (A) has resulted in the last twelve (12) months or is reasonably expected to result in the next twelve (12) months in revenues to the Company in excess of $50,000 or (B) was entered into outside of the ordinary course of business consistent with past practice;
(J) that is a lease or master lease of personal or real property reasonably likely to result in annual payments of $1,000,000 or more in a twelve (12)-month period;
(K) that is between the Company or any of its Subsidiaries, on the one hand, and any director or officer of the Company or its Subsidiaries or any person beneficially owning 5% or more of the outstanding Shares, on the other hand;
(L) each Contract requiring capital expenditures by the Company or any of its Subsidiaries in an amount in excess of $1,000,000 in a twelve (12)-month period;
(M) pursuant to which the Company licenses or grants rights to any Person, or licenses or receives a grant of right from any Person with respect to any material Intellectual Property Right, other than non-exclusive licenses entered in the ordinary course of business;
(N) the ten (10) largest Contracts with carriers (measured by spend based on the fiscal year ended December 31, 2025);
(O) the ten (10) largest Contracts with suppliers of the Company (measured by dollar spend based on the fiscal year ended December 31, 2025); or
(P) the twenty-five (25) largest Contracts with customers of the Company (measured by dollar spend based on the fiscal year ended December 31, 2025).
(ii) The Company has made available to Parent accurate and complete copies of all agreements that are required to be set forth in Section 5.1(k)(i) of the Company Disclosure Schedule (collectively, the “Material Contracts”), including all amendments, waiver or other changes thereto, as in effect.
(iii) Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, each Material Contract is a valid and binding agreement of the Company or any of its Subsidiaries party thereto, enforceable against the Company or any of its Subsidiaries and, to the Knowledge of the Company, each other party thereto in accordance with its terms, and is in full force and effect, subject in each case to the Bankruptcy and Equity Exception (and subject to the termination or expiration of any such Material Contract after the date of this Agreement in accordance with its terms). Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries and, to the Knowledge of the Company, no other party thereto is (or with or without notice or lapse of time would be) in default or breach under the terms of any such Material Contract and no event has occurred (with respect to defaults or breaches by any other party thereto, to the Knowledge of the Company) that (with or without notice or lapse of time) will, or would reasonably be expected to, (A) constitute such a violation or breach, (B) give any Person the right to accelerate the maturity or performance of any Material Contract or (C) give any Person the right to cancel, terminate or modify in a manner adverse to the Company or any Subsidiary thereof any Material Contract.
(l) Real Property.
(i) Leased Real Property. Except as would not be reasonably expected to be material to the Company and its Subsidiaries, taken as a whole, (A) the Company or its applicable Subsidiary has a valid leasehold interest in all Leased Real Property that is material to the Company and its Subsidiaries, taken as a whole, free and clear of all Liens, except Permitted Liens; (B) to the Knowledge of the Company, there exists no default or event of default under any of the Real Property Leases that are material to the Company and its Subsidiaries, taken as a whole, (or any event that with notice or lapse of time or both would become a default) on the part of the Company or any of its Subsidiaries (as applicable) or, to the Knowledge of the Company, any other party thereto; and (C) the Company or its applicable Subsidiary has not subleased, licensed, or otherwise granted any Person the right to use or occupy any Leased Real Property that is material to the Company and its Subsidiaries, taken as a whole, or any portion thereof.

(ii) Owned Real Property. No real property is owned by the Company or any of its Subsidiaries.
(m) Takeover Statutes. Assuming the accuracy of the representations and warranties of Parent and Merger Sub made in Section 5.2(l), neither the restrictions of Section 203 of the DGCL, any “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover Law (each, a “Takeover Law”) nor ARTICLE IX of the certificate of incorporation of the Company shall apply to the Company, Parent, Merger Sub, the shares of Company Stock, this Agreement, the Voting Agreement, the Rollover Agreements, the Additional Rollover Agreements, the Merger or any other transactions contemplated by this Agreement.
(n) Environmental Matters. Except as set forth in Section 5.1(n) of the Company Disclosure Schedule and except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, (i) the Company and each of its Subsidiaries have, since the Applicable Date, been in compliance with all applicable Environmental Laws, (ii) the Company and each of its Subsidiaries possess and maintain, and since the Applicable Date have been, in compliance with all Company Permits required under Environmental Laws, (iii) neither the Company nor any of its Subsidiaries has received any written claim, notice of violation, citation, governmental directive or Order since the Applicable Date concerning any actual violation or alleged violation of, or liability under, any Environmental Law, (iv) there are no Actions, suits or proceedings pending or, to the Knowledge of the Company, threatened alleging noncompliance by the Company or any of its Subsidiaries with, or liability of the Company or any of its Subsidiaries under, any Environmental Law, (v) neither the Company nor any Subsidiary is subject to any Order, decree, injunction or other binding agreement with any Governmental Authority imposing obligations or liability under applicable Environmental Laws, and (vi) neither the Company nor any of its Subsidiaries have treated, stored disposed of, arranged for the disposal of, transported, handled, manufactured, distributed, sold, or released any Hazardous Substances to the environment, except as in compliance with applicable Environmental Laws.
(o) Taxes. Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole:
(i) The Company and each of its Subsidiaries (A) has duly and timely filed (taking into account any valid extension of time within which to file) all Tax Returns required to be filed by it, and each such filed Tax Returns is true, correct and complete, (B) has timely paid in full all Taxes due and payable (whether or not shown as due on such Tax Returns) to the appropriate Governmental Authority, (C) has established adequate accruals and reserves in accordance with GAAP for the payment of all Taxes not yet due and payable; and (D) has complied with all applicable Laws relating to the payment, collection, withholding and remittance of Taxes by it (including information reporting requirements), including with respect to amounts owing to or from any of its employees, creditors, customers, or other third parties.
(ii) There are no Liens for Taxes upon any property or assets of the Company or any of its Subsidiaries except for Permitted Liens described in clause (a)(i) of the definition thereof.
(iii) No deficiency for any amount of Taxes has been proposed or asserted in writing or assessed by any Governmental Authority against the Company or any of its Subsidiaries that remains unpaid or unresolved in whole or in part.
(iv) (A) There are no audits, suits, claims, examinations, investigations, or other proceedings in respect of Taxes or Tax matters (including Tax Returns) pending or threatened in writing against the Company or any of its Subsidiaries and (B) neither the Company nor any of its Subsidiaries has waived, extended or requested to waive or extend any statute of limitations with respect to any period for the collection or assessment of any Tax, other than any such waiver or extension that is automatic or automatically granted and obtained in the ordinary course of business.
(v) Neither the Company nor any of its Subsidiaries (A) has any liability for Taxes of any other Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 or any analogous or similar provision of U.S. state or local or non-U.S. Tax Law; (B) has liability as a transferee, successor or otherwise by operation of Law for Taxes of any other Person (other than the Company or any of its Subsidiaries); or (C) is a party to any Tax sharing, allocation, reimbursement or indemnification agreement other than (1) any agreement or arrangement solely among the Company and its Subsidiaries, or (2) any Tax sharing or indemnification provisions contained in any agreement entered into in the ordinary course of business and not primarily relating to Tax.
(vi) In the last two (2) years, neither the Company nor any of its Subsidiaries has been either a “distributing corporation” or a “controlled corporation” in a transaction purported or intended to qualify for tax-free treatment under Section 355(a) of the Code (or any similar provision of U.S. state, or local Law).
(vii) Neither the Company nor any of its Subsidiaries has “participated” in a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any similar provision of U.S. state, or local Law).
(viii) No written claim has been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns of a particular type that the Company or any of its Subsidiaries is or may become subject to Tax of such type, or required to file a Tax Return of such type in, that jurisdiction. Neither the Company nor any of its Subsidiaries is or has been subject to Tax in any country other than the country in which it is organized by virtue of having a permanent establishment (within the meaning of any applicable tax treaty) or other place of business or taxable presence in that country.
(ix) Neither the Company nor any of its Subsidiaries is or will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) adjustment pursuant to Section 481 of the Code (or any similar or analogous provision of state, local or non-U.S. Law) with respect to a change in accounting method or use of an improper accounting method that occurred at or prior to the Closing, (ii) installment sale or open transaction made or entered into at or prior to the Closing, (iii) deferred revenue or prepaid amount received or accrued at or prior to the Closing, (iv) closing agreement (within the meaning of Section 7121 of the Code (or any similar or analogous provision of state, local, or non-U.S. Law)) entered into at or prior to the Closing, or (v) any intercompany transaction entered into or effected, or an “excess loss account” described in Treasury Regulations under Section 1502 of the Code existing, prior to the Closing.
(x) For U.S. federal income tax purposes, the Company is and has since formation been properly classified as a corporation taxed under subchapter C of the Code. Section 5.1(o)(x) of the Company Disclosure Schedule sets forth each Subsidiary of the Company and its U.S. federal income Tax classification.
(xi) Neither the Company nor any of its Subsidiaries is the beneficiary of any material Tax exemption, Tax holiday or other Tax reduction contract or order.
(xii) The Company and each of its Subsidiaries have at all times complied in all respects with all applicable Laws regarding the registration for, and collection and remittance of, sales, goods and services, value-added, and similar Taxes.
(xiii) Neither the Company nor any of its Subsidiaries is a party to, or in receipt of, any “closing agreement” (within the meaning of Section 7121(a) of the Code (or any similar or analogous provision of state, local or non-U.S. Law)) or other ruling or written agreement with a Governmental Authority in respect of Taxes.
(p) Labor Matters.
(i) Except as set forth in Section 5.1(p)(i) of the Company Disclosure Schedule, the Company and its Subsidiaries are neither party to, nor bound by, any Contract that is a collective bargaining agreement or other Contract with any labor union, works council or similar labor organization representing employees (each a “Labor Agreement”) and no employees of the Company or any of its Subsidiaries are represented by any labor union, works council, or similar labor organization. Since the Applicable Date, no labor union, works council, other similar labor organization, or group of employees of the Company or any of its Subsidiaries has made a demand for recognition or certification of a labor union or other labor organization as the collective bargaining representative of any employees of the Company or its

Subsidiaries, and there are no representation or certification proceedings presently pending or, to the Knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority with respect to such employees. To the Knowledge of the Company, since the Applicable Date, there have been no labor organizing activities with respect to employees of the Company or any of its Subsidiaries. Since the Applicable Date, there have been no unfair labor practice charges, material labor grievances, labor arbitrations, strikes, slowdowns, work stoppages, picketing, handbilling, lockouts or other material labor disputes pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries.
(ii) Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries are, and since the Applicable Date, have been, in compliance with all, and since the Applicable Date there have been no Actions concerning compliance with any, applicable Laws respecting labor, employment and fair employment practices (including equal employment opportunity Laws), including all Laws respecting terms and conditions of employment, occupational safety and health, wages and hours (including the classification of independent contractors and exempt and non-exempt employees, overtime, and meal and rest breaks), immigration (including the completion of Forms I-9 for all employees and the proper confirmation of employee visas), harassment, discrimination, retaliation, whistleblowing, disability rights or benefits, plant closures and layoffs (including the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Laws (“WARN Act”)), workers’ compensation, labor relations, leaves of absence, and unemployment insurance.
(iii) The Company and its Subsidiaries have investigated all sexual harassment or other discrimination or retaliation allegations that have been reported through the Company’s or any Subsidiary’s complaint procedures or of which the Company has Knowledge. With respect to each such allegation with potential merit, the Company and its Subsidiaries have taken corrective action that is reasonably calculated to prevent further improper action. To the Knowledge of the Company, there are currently no pending, or, to the Company’s Knowledge, threatened, harassment, discrimination or retaliation allegations relating to officers, directors, employees, contractors, or agents of the Company or its Subsidiaries.
(q) Intellectual Property.
(i) Section 5.1(q)(i) of the Company Disclosure Schedule sets forth a complete and accurate list, as of the date hereof, of all material Registered Intellectual Property. Except as would not be reasonably expected to be material to the Company and its Subsidiaries, taken as a whole, all items of material Registered Intellectual Property and material Owned IP are exclusively owned by the Company or a Subsidiary thereof, as applicable, and the Company or a Subsidiary thereof has a valid and sufficient license to all material Business IP, in each case, free and clear of all Liens other than Permitted Liens, and to the extent issued or registered, all such Registered Intellectual Property is subsisting and, to the Knowledge of the Company, valid and enforceable. Except as would not be reasonably expected to be material to the Company and its Subsidiaries, the Company and its Subsidiaries have taken commercially reasonable steps to protect and preserve the rights of the Company and its Subsidiaries in its Confidential Information and trade secrets that they reasonably wish to protect and preserve.
(ii) Except as otherwise set forth on Section 5.1(q)(ii) of the Company Disclosure Schedule, to the Knowledge of the Company, the Company and its Subsidiaries (A) have not, in the past six (6) years, infringed, misappropriated or otherwise violated, and do not currently infringe, misappropriate or otherwise violate, the Intellectual Property Rights of any third party or (B) are not party to any Action alleging, and have not since the Applicable Date, sent or received any written notices of any infringement or misappropriation with, any Intellectual Property Rights by, from or to any third party. No Action is or, since the Applicable Date, has been pending or threatened in writing that challenges the legality, validity, enforceability, use or ownership of any Intellectual Property Rights owned by the Company or any of its Subsidiaries, except as would not be reasonably expected to be material to the Company and its Subsidiaries, taken as a whole. Since the Applicable Date, to the Knowledge of the Company, no Person has infringed, misappropriated or otherwise violated or currently infringes, misappropriates or otherwise violates any Intellectual Property Rights owned by the Company or any of its Subsidiaries.

(iii) Except as (x) would not be material to the Company and its Subsidiaries, taken as a whole, or (y) as set forth in Section 5.1(q)(iii) of the Company Disclosure Schedule, the Company is, and its Subsidiaries are, and have since the Applicable Date, been, in compliance with the Company’s and its Subsidiaries’ policies, Contracts (to the extent relating to data privacy or data security), and all applicable Laws relating to data privacy or data security (“Data Security Requirements”). To the Knowledge of the Company, since the Applicable Date, except as set forth in Section 5.1(q)(iii) of the Company Disclosure Schedule, there has been no unauthorized access or processing of or to any Company System, or any unauthorized use, disclosure, losses or theft of, or security breaches relating to, Protected Information received, or transmitted, by, or in the possession, custody or control of any the Company or its commercial clients (“Security Incident”). Except as set forth in Section 5.1(q)(iii) of the Company Disclosure Schedule or as would not be reasonably expected to be material to the Company and its Subsidiaries, taken as a whole: (1) since the Applicable Date, the Company and its Subsidiaries have not (and have not been required to) notified any Person of any Security Incident; (2) to the Knowledge of the Company, the transactions contemplated by this Agreement do not and will not violate or breach any Data Security Requirement; (3) the Company and its Subsidiaries maintain commercially reasonable policies, procedures and rules regarding data processing, privacy, protection, and security; (4) the Company Systems are sufficient for the current operations of the business of the Company and its Subsidiaries; and (5) the Company and its Subsidiaries have: (x) taken commercially reasonable measures to protect the integrity of the Company Systems, and (y) implemented and maintained commercially reasonable disaster recovery procedures for the business and all data material to the business of the Company or any of its Subsidiaries.
(iv) The Company and each of its Subsidiaries have taken commercially reasonable steps to protect, preserve and maintain the Owned IP, except as would not be reasonably expected to be material to the Company and its Subsidiaries, taken as a whole. To the Knowledge of the Company, each Person that has had or currently has access to any such trade secrets or Confidential Information is subject to appropriate written obligations regarding confidentiality and non-disclosure of such trade secrets or Confidential Information.
(r) Insurance. Except as would not be reasonably expected to be material to the Company and its Subsidiaries, taken as a whole, (i) all fire and casualty, general liability, business interruption, product liability, sprinkler and water damage, workers’ compensation and employer liability, directors, officers and fiduciaries policies and other liability insurance policies (“Insurance Policies”) maintained by the Company or any of its Subsidiaries are in full force and effect and all premiums due with respect to all Insurance Policies have been paid, and (ii) neither the Company nor any Subsidiary thereof has taken any action or failed to take any action that, with notice or lapse of time or both, would constitute a breach or default, or permit a termination of any of the Insurance Policies. The Company has delivered or made available to Parent an accurate and complete copy of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets and operations of the Company and its Subsidiaries.
(s) Fairness Opinion. The Company Special Committee has received the opinion of its outside financial advisor, Rothschild & Co US Inc. (“Rothschild”), to the effect that, as of the date of such opinion and based on and subject to the assumptions, qualifications, limitations and other matters considered in the preparation thereof, the Merger Consideration payable to the holders of shares of Common Stock (other than shares of Common Stock (i) held by the Rollover Stockholders that are contributed to Parent pursuant to the Rollover Agreements or any Additional Rollover Agreements immediately prior to the Effective Time and (ii) that are Excluded Shares) pursuant to this Agreement is fair, from a financial point of view, to the Disinterested Stockholders (the “Fairness Opinion”), and as of the date of this Agreement, the foregoing opinion has not been withdrawn, revoked or modified in any respect.
(t) Brokers and Finders. Except for the Company’s obligations to Rothschild, no broker, investment banker, financial advisor or other Person is entitled to any brokerage, finders’, financial advisory or similar fee in connection with the transactions contemplated by this Agreement, including the Merger, based upon arrangements made by or on behalf of the Company (including on behalf of the Company Special Committee) or any Subsidiary of the Company. Section 5.1(t) of the Company Disclosure Schedules sets forth a good faith estimate as of the date of this Agreement of the aggregate amount of fees and expenses of any brokerage, finder, financial advisor, investment banker, legal counsel, accountant or other advisor or consultant payable by the Company or any Subsidiary in connection with this Agreement or the transactions contemplated by this Agreement.
(u) Affiliate Transactions. Since the Applicable Date, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404(a) of Regulation S-K promulgated under the Exchange Act that have not been otherwise disclosed in the Company Reports filed prior to the date hereof, in each case.
(v) Proxy Statement; Other Information. The Proxy Statement will not, at the time it is filed with the SEC, or at the time it is first mailed to the stockholders of the Company, at the time of any amendment or supplement thereof, or at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. No representation is made by the Company with respect to statements made in the Proxy Statement based on information supplied, or required to be supplied, by or on behalf of Parent, Merger Sub or any of their Affiliates for inclusion or incorporation by reference therein. The Proxy Statement, at the time first sent or given to the stockholders of the Company, at the time of the Company Stockholder Meeting and at the time of any amendment or supplement thereof, will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.
(w) No Other Representations or Warranties. Except for the representations and warranties contained in Section 5.2 or in any closing certificate delivered pursuant to Section 7.3(c) and the representations of Guarantors under the Guaranty, the Company agrees and acknowledges that neither Parent nor any Person on behalf of Parent makes any other express or implied representation or warranty with respect to Parent or any of its Subsidiaries or with respect to any other information provided or made available to the Company in connection with this Agreement or the Merger, including information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, including any estimates, projections, predictions or other forward-looking information, and Parent shall not have any liability to the Company resulting from the Company’s reliance on any such information.
5.2. Representations and Warranties of Parent and Merger Sub. Each of Parent and Merger Sub hereby represents and warrants to the Company that:
(a) Organization, Good Standing and Qualification. (i) Parent is a limited partnership duly formed and in good standing under the Laws of the State of Delaware, (ii) Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, (iii) each of Parent and Merger Sub has all requisite power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and (iv) each of Parent and Merger Sub is qualified to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business require such qualification, in the case of each of clause (iii) and clause (iv), except as does not and would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent or Merger Sub, as applicable, to consummate the Merger (“Parent Material Adverse Effect”).
(b) Corporate Authority. No vote of holders of capital stock of Parent is necessary to approve this Agreement or the Merger or any other transactions contemplated by this Agreement. Each of Parent and Merger Sub has all requisite corporate and authority and has taken all corporate action necessary to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and any other transactions contemplated by this Agreement, subject only to the adoption of this Agreement by Parent as the sole stockholder of Merger Sub, which such approval shall be effective immediately following the execution of this Agreement. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and constitutes a valid and binding agreement of Parent and Merger Sub (assuming due authorization, execution and delivery by the Company), enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(c) Governmental Filings; No Violations.
(i) The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any Governmental Authority other than (A) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (B) compliance with any applicable requirements of the DPA; (C) compliance with any applicable requirements of the HSR Act, (D) compliance with any applicable requirements of any other Antitrust Laws set forth on Section 5.1(d)(i) of the Company Disclosure Schedule, (E) compliance with any applicable requirements of the Exchange Act, the Securities Act and any other applicable U.S. state or federal securities, takeover or “blue sky” Laws, (F) compliance with any applicable stock exchange rules, and (G) where the failure to take such actions or obtain such authorization would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger and any other transactions contemplated by this Agreement.
(ii) The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated in this Agreement do not and will not (A) assuming compliance with the matters referred to in Section 5.2(c)(i), conflict with or result in any violation or breach of any provision of the organizational documents of Parent, Merger Sub or any of their respective Subsidiaries, (B) assuming compliance with the matters referred to in Section 5.2(c)(i), conflict with or result in a violation or breach of any applicable Law, (C) assuming compliance with the matters referred to in Section 5.2(c)(i), require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, acceleration of any right or obligation or the loss of any benefit to which the Parent, Merger Sub or any of their respective Subsidiaries are entitled, under any Contract binding upon Parent, Merger Sub or any of their respective Subsidiaries, or to which any of their respective properties, rights or other assets are subject, or any Company Permit necessary to conduct the business of Parent, Merger Sub or any of their Subsidiaries as currently conducted or (D) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent, Merger Sub or any of their Subsidiaries, except in the case of clause (B) and clause (D), any such violation, breach or conflict that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger and any other transactions contemplated by this Agreement.
(d) Litigation. As of the date of this Agreement, there are no pending or, to the Knowledge of Parent, threatened, Actions against Parent or Merger Sub, except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent and Merger Sub to consummate the Merger or any other transactions contemplated by this Agreement.
(e) Guaranty. Concurrently with the execution of this Agreement, Guarantors have delivered to the Company a true, complete and correct copy of the duly executed Guaranty. The Guaranty is in full force and effect, has not been amended or modified and constitutes a legal, valid and binding obligation of each Guarantor, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception. No event has occurred that, with or without notice or lapse of time or both, would, or would reasonably be expected to, constitute a default on the part of a Guarantor pursuant to the Guaranty.
(f) Financing.
(i) Equity Commitment Letter. Parent has delivered to the Company a true, correct and complete copy of a fully executed equity commitment letter of even date herewith (together with all exhibits, annexes, schedules and term sheets attached thereto and as amended, modified, supplemented, replaced or extended from time to time after the date hereof, the “Equity Commitment Letter”) from Guarantors pursuant to which Guarantors have agreed to make equity investments in Parent, subject to the terms and conditions therein, in cash in the aggregate amount set forth therein (the “Equity Financing”). The Equity Commitment Letter provides that the Company is an express third-party beneficiary of, and is entitled to specifically enforce performance of the Guarantors’ obligations to fund the Equity Financing in accordance with, and subject to the terms of, the Equity Commitment Letter and that, subject in all respects to Section 9.5(b), Parent and Guarantors will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that there is adequate remedy at Law in connection with the exercise of such third-party beneficiary rights.
(ii) Debt Commitment Letter. Parent has delivered to the Company a true, correct and complete copy of: (A) a fully executed debt commitment letter of even date herewith from the Financing Sources (together with all exhibits, annexes, schedules and term sheets attached thereto and with the Redacted Fee Letter, in each case as amended, modified, supplemented, replaced or extended from time to time after the date of this Agreement in accordance with Section 6.13, collectively, the “Debt Commitment Letter” and, together with the Equity Commitment Letter, the “Financing Letters”); and (B) the Redacted Fee Letter, pursuant to which such financial institutions party thereto have agreed to provide, subject to the terms and conditions therein, debt financing in the amounts set forth therein (being collectively referred to as the “Debt Financing” and, together with the Equity Financing, collectively referred to as the “Financing”).
(iii) Validity. As of the date of the Agreement, the Financing Letters are in full force and effect and constitute the valid, binding and enforceable obligation of Parent, Merger Sub and Guarantors, as applicable, and, to the Knowledge of Parent, the other parties thereto, enforceable in accordance with their terms (subject to the Bankruptcy and Equity Exception). As of the date of this Agreement, there are no conditions precedent related to the funding of the full amount of the Financing contemplated by the Financing Letters, other than the conditions precedent set forth in the Financing Letters (such conditions precedent, the “Financing Conditions”). As of the date of this Agreement and assuming (x) satisfaction of the conditions set forth in Section 7.1 and Section 7.2 and (y) the accuracy in all material respects of the representations and warranties set forth in Section 5.1, Parent is not aware of any reason that: (A) any of the Financing Conditions are not capable of being satisfied on or before the Closing Date; or (B) the Financing contemplated by the Financing Letters will not be available to Parent on the Closing Date. As of the date of this Agreement, neither Parent nor Merger Sub are in default or breach under the terms of the Financing Letters and no event has occurred that, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach or a failure to satisfy a Financing Condition, in each case on the part of the Parent, Merger Sub or Guarantors, as applicable. Parent, or an Affiliate thereof on its behalf, has fully paid any and all commitment or other fees and amounts required by the Financing Letters to be paid on or before the date of this Agreement.
(iv) No Amendments. As of the date of this Agreement, the Financing Letters have not been amended or modified in any manner, and the respective commitments contained therein have not been terminated, reduced, withdrawn or rescinded in any respect by Parent, Merger Sub or Guarantors or, to the Knowledge of Parent, any other party thereto.
(v) No Other Arrangements. As of the date of this Agreement, other than the Redacted Fee Letter, there are no side letters or other written agreements or arrangements relating to the Financing Letters or the Financing to which Parent or any of its Affiliates is a party that impose conditions to the Financing or reduce the amount of the Debt Financing below the amount required to satisfy the Required Amount.
(vi) Sufficiency of Financing. Assuming (x) satisfaction of the conditions set forth in Section 7.1 and Section 7.2 and (y) the accuracy in all material respects of the representations and warranties set forth in Section 5.1, the Financing, when funded in accordance with the Financing Letters, will provide Parent and Merger Sub at and as of the Closing Date with sufficient available funds (after netting out original issue discount and similar premiums and charges provided under the Financing Letters) to consummate the Merger and all other transactions contemplated by this Agreement and to make all payments required to be made in connection therewith, including (A) payment of the aggregate consideration to which the holders of Company Stock, Company RSUs and Company Cash Awards become entitled pursuant to Section 4.1(a) and Section 4.3, (B) the payment of all Indebtedness contemplated to be repaid by this Agreement, and any premiums and fees required to be paid in connection therewith, and (C) all other amounts to be paid by Parent and Merger Sub pursuant to this Agreement in connection with the Closing and associated costs and expenses of the Merger, in each case regardless of whether payable before or after the Closing (such amounts, collectively, the “Required Amount”).

(vii) No Conditionality. Notwithstanding anything in this Agreement to the contrary, in no event shall the receipt or availability of any funds or financing (including, for the avoidance of doubt, the Financing) by Parent or any Affiliate thereof be a condition to any of the obligations of Parent or Merger Sub hereunder; provided that the foregoing representation and warranty shall not limit the express conditions set forth in (A) Section 9.5 required in order for the Company to seek specific performance to cause Parent to enforce Parent’s and Merger Sub’s obligations to cause the Equity Financing to be funded and to consummate the Merger and other transactions contemplated by this Agreement and (B) Section 2 of the Equity Commitment Letter required in order for the Company, as an express third-party beneficiary, to enforce the terms of the Equity Commitment Letter against Guarantors as if the Company were a party thereto.
(g) Ownership of Merger Sub; No Prior Activities. As of the date hereof, the authorized capital stock of Merger Sub consists solely of 100 shares of common stock, par value $0.01 per share, all of which are duly authorized, validly issued and outstanding. All of the issued and outstanding shares of capital stock Merger Sub are, and at the Effective Time will be, owned by Parent, and, other than equity interests owned by Parent, there are (i) no other outstanding equity interests, shares of capital stock or voting securities of Merger Sub, (ii) no outstanding securities of Merger Sub convertible into or exchangeable for equity interests, shares of capital stock or voting securities of Merger Sub and (iii) no outstanding options or other rights to acquire from Merger Sub, and no obligations of Merger Sub to issue, any equity interests, capital stock, voting securities or securities convertible into or exchangeable for equity interests, capital stock or voting securities of Merger Sub. Merger Sub has not conducted any business prior to the date of this Agreement and has no, and prior to the Effective Time will have no, business activities, assets, liabilities or obligations of any nature other than those incident to its formation or pursuant to this Agreement and the Merger and any other transactions contemplated by this Agreement.
(h) Solvency. Parent is not entering into this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of itself or any of its Affiliates. Assuming that (i) the conditions to the obligation of Parent and Merger Sub to consummate the Merger have been satisfied or waived and (ii) the representations and warranties set forth in Section 5.1, are, subject to the terms and limitations set forth therein, true and correct, then immediately after giving effect to the transactions contemplated by this Agreement (including consummation of the Financing) the Surviving Corporation and its Subsidiaries, on a consolidated basis, will be Solvent.
(i) Compliance with Laws. Except as would not reasonably be expected, individually or in the aggregate, to prevent, materially delay or materially impair the ability of Parent or Merger Sub, as applicable, to consummate the Merger or any other transactions contemplated by this Agreement by the Outside Date, (i) the businesses of Parent and Merger Sub are being, conducted in compliance with applicable Laws and (ii) Parent has not received any written notice or written communication, or to the Knowledge of Parent, oral notice or oral communication, from any Governmental Authority that Parent or Merger Sub is not in compliance with any applicable Law or that Parent or Merger Sub or any of their respective directors or officers, as applicable, is under investigation by any Governmental Authority for potential non-compliance with any applicable Law relating to the business of Parent or Merger Sub, in each case, that has not been cured as of the date of this Agreement.
(j) Brokers and Finders. Except for TD Securities (USA) LLC whose fees and expenses will be paid by Parent, neither Parent nor Merger Sub has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder’s fees for which the Company would be responsible in connection with the Merger or any other transactions contemplated by this Agreement.
(k) Information Supplied. None of the information supplied or to be supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement or Schedule 13E-3, and any amendment or supplement thereto will, at the date of mailing the Proxy Statement to stockholders and at the time of the Company Stockholder Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading.
(l) Ownership of Shares of Company Stock. As of the date hereof, Searchlight, Abry and each of their respective Affiliates and Representatives hold Company Stock as set forth on Section 5.2(l) of the disclosure schedule delivered to the Company by Parent and Merger Sub concurrently with the execution of this Agreement (the “Parent Disclosure Schedule”). Other than as set forth on Section 5.2(l) of the Parent Disclosure Schedule, none of Parent, Merger Sub or any of their “affiliates” or “associates” (as such terms are used in ARTICLE IX of the certificate of incorporation of the Company) beneficially owns or has beneficially owned in the past three years (or otherwise “owns” or has “beneficially owned” in the past three years for purposes of the Company’s certificate of incorporation) any shares of Company Stock or other securities of, or economic interests in, the Company.
(m) No Other Representations or Warranties. Except for the representations and warranties contained in Section 5.1 or in any closing certificate delivered pursuant to Section 7.2(d), Parent and Merger Sub agree and acknowledge that neither the Company nor any Person on behalf of the Company or otherwise makes any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries, with respect to any other information provided or made available to Parent or Merger Sub in connection with this Agreement or the Merger, including information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, including any estimates, projections, predictions or other forward-looking information, or any other matter and neither the Company nor any other Person shall have any liability to Parent or Merger Sub or any other Person resulting from Parent’s or Merger Sub’s reliance on any such information. Each of Parent and Merger Sub, and each of their respective Affiliates and Representatives, specifically disclaims that it is relying on or has relied on any representations or warranties, other than those representations and warranties contained in Section 5.1, that may have been made by any Person, acknowledges and agrees that it is not relying on and has not relied on any such other representations or warranties, and acknowledges and agrees that the Company and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties. Each of Parent and Merger Sub, on behalf of itself and its Subsidiaries, acknowledges and agrees that it has had reasonable access to, and has been afforded the opportunity to request and review, the books and records of the Company and its Subsidiaries (including in the possession of the Company’s Representatives).
ARTICLE VI
Covenants
6.1. Interim Operations.
(a) During the period commencing on the date hereof and running until the earlier of the Closing Date and the termination of this Agreement in accordance with ARTICLE VIII (the “Pre-Closing Period”), except (i) as expressly contemplated or required by this Agreement, (ii) as required by applicable Law, (iii) as approved in writing by Parent, (iv) as required by the Backstop Notes Indenture, or (v) as set forth on Section 6.1 of the Company Disclosure Schedule, the Company will, and will cause its Subsidiaries to (A) conduct their businesses in the ordinary course of business consistent with past practice and (B) use its and their commercially reasonable efforts to maintain and preserve intact in all material respects their respective assets, properties, business organizations and relationships with partners, clients, suppliers, distributors and other Persons with which it has material business dealings; provided that no action by the Company or its Subsidiaries with respect to matters specifically permitted by any provision of Section 6.1(b) shall be deemed a breach of this sentence unless such action would otherwise constitute a breach of such provision of Section 6.1(b).
(b) During the Pre-Closing Period, except (1) as expressly contemplated or required by this Agreement, (2) as required by applicable Law, (3) as approved in writing by Parent, or (4) as set forth on Section 6.1 of the Company Disclosure Schedule, the Company will not, and will cause its Subsidiaries not to:
(i) (A) amend, restate, supplement or otherwise change the certificate of incorporation or bylaws of the Company, (B) amend, restate, supplement or otherwise change the comparable organizational documents of any of the Company’s Subsidiaries or (C) amend, restate, supplement or otherwise change the Warrant Agreement;
(ii) merge or consolidate the Company or any of its Subsidiaries with any other Person, or restructure, reorganize, recapitalize or completely or partially liquidate or dissolve or otherwise enter into any agreement or arrangement imposing restrictions on the assets, operations or business of the Company or any of its Subsidiaries, other than any restructuring, reorganization, recapitalization, liquidation or dissolution of any wholly owned Subsidiary of the Company that is immaterial to the Company and its

Subsidiaries, taken as a whole, and to the extent such actions are not expected to be adverse to Parent (provided that this Section 6.1(b)(ii) shall not prevent the structuring of a transaction specifically permitted by Section 6.1(b)(xiv) in the form of a merger or consolidation; provided, further, that (A) the use of such structure is consistent with past practice and (B) the Company is not merging or consolidating with any other Person);
(iii) create or form any Subsidiary other than a direct or indirect wholly owned Subsidiary;
(iv) issue, sell, pledge, encumber, dispose of or grant, or authorize the issuance, sale, pledge, encumbrance, disposition or grant of, any shares of capital stock of the Company or any of its Subsidiaries, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants, restricted shares, restricted share units, performance share units, stock appreciation rights, phantom stock or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities, in each case, other than (A) any such transaction among the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries, or (B) any grant or issuance of shares of Company Stock in accordance with the terms of obligations outstanding as of the date hereof (1) in respect of any exercise of Company Warrants, (2) in settlement of any Company RSUs or (3) as required by the Backstop Notes Indenture;
(v) make any loans, advances or capital contributions to or investments in any Person (other than (A) to the Company or any of its wholly-owned Subsidiaries, (B) pursuant to advancement rights in the Company’s or any of its Subsidiaries’ respective certificate of incorporation or bylaws (or comparable organizational or governing documents) or in any Contract, (C) to any employee or director in accordance with obligations that existed prior to the date hereof or (D) routine travel and business expense advances made to employees or directors in the ordinary course of business) if the aggregate amount of consideration paid or transferred by the Company and its Subsidiaries would exceed $250,000 individually or $1,000,000 in the aggregate;
(vi) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise with respect to any of its capital stock, except for dividends or other distributions paid by any wholly-owned Subsidiary of the Company to the Company or to any other wholly-owned Subsidiary of the Company;
(vii) reclassify, split, combine, subdivide or redeem, purchase, repurchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock except for (A) any such transaction solely among any of the Company’s wholly-owned Subsidiaries, (B) acquisitions of shares of Common Stock in satisfaction of withholding obligations in respect of Company Equity Awards or (C) exchange of the Backstop Notes in accordance with the Backstop Notes Indenture;
(viii) create, incur, assume or guarantee more than $1,000,000 of Indebtedness except for (A) borrowings in the ordinary course of business under the Company’s Existing Credit Document in the form of a Revolving Credit Loan or Letter of Credit (each as defined in the Existing Credit Document as of the date hereof); (B) guarantees or credit support provided by the Company or any of its wholly-owned Subsidiaries of the obligations of the Company or any of its wholly-owned Subsidiaries in the ordinary course of business consistent with past practice to the extent such Indebtedness is in existence on the date of this Agreement or incurred in compliance with clause (A) of this Section 6.1(b)(viii); and (C) any Indebtedness solely among the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries in the ordinary course of business;
(ix) (A)enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement, (B) amend, modify or waive in a manner adverse (other than in any de minimis respects) to the Company or any of its Subsidiaries or terminate any Material Contract (other than expirations of any such Contract in accordance with its terms), (C) amend, modify or waive any Contract containing a minimum purchase, “earnout” or other contingent or deferred payment obligation of the Company and its Subsidiaries or (D) voluntarily increase the Exchange Rate (as defined in the Backstop Notes Indenture) from that set forth in Section 5.1(b)(v) (other than as contemplated pursuant to Section 6.19);

(x) make any material changes with respect to financial accounting policies or procedures, except as required by Law or by U.S. GAAP or official interpretations with respect thereto or by any Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization);
(xi) settle any Action (other than any Action in respect of Taxes, which shall be governed by clause (xv) below) for an amount in excess of $250,000 individually or $1,000,000 in the aggregate other than (A) any settlement or compromise where the amount paid or to be paid by the Company or any of its Subsidiaries is fully covered (less retention or deductible under the applicable insurance policy) by insurance coverage amounts maintained by the Company or any of its Subsidiaries, (B) settlements or compromises of any Action for an amount not in excess of the amount, if any, reflected or specifically reserved in the balance sheet (or the notes thereto) of the Company included in the Company Reports (with materiality measured relative to the amount so reflected or reserved, if any) filed prior to the date hereof, and (C) settlements or compromises of any Action where the Company or any of its Subsidiaries is the plaintiff and is receiving payment in connection with such settlement or compromise; provided that, in the case of each of the foregoing clauses (A), (B) and (C), the settlement or compromise of such Action does not (x) impose any restriction on the business or operations of the Company or any of its Subsidiaries (or Parent or any of its Subsidiaries after the Closing) and (y) include any non-monetary or injunctive relief, or the admission of wrongdoing, by the Company or any of its Subsidiaries or any of their respective officers or directors;
(xii) assign, transfer, sell, lease, license, encumber (other than Permitted Liens), abandon, permit to lapse, or otherwise dispose of any material assets or property (including any Intellectual Property Rights) having a value in excess of $250,000 individually or $1,000,000 in the aggregate except (A) as may be required by a Governmental Authority to permit or facilitate the consummation of the Merger or any of the other transactions contemplated in this Agreement solely to the extent required pursuant to Section 6.5 or (B) transactions among the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries;
(xiii) except for any such actions required by Benefit Plans in existence as of the date hereof or required by applicable laws or otherwise reasonably necessary to renew broad-based, nondiscriminatory health care welfare benefit plans in the ordinary course of business consistent with market conditions that do not increase the cost of maintaining such health care welfare benefit plans by more than $250,000 annually or regular merit and cost of living increases in the wages, salaries or base compensation of Service Providers in the ordinary course of business consistent with past practice, which increases shall not exceed 10% for any Service Provider and 3% in the aggregate for all Service Providers on an annualized basis: (A) grant any Service Provider (including members of the Company Special Committee) any increase in compensation or benefits; (B) increase or accelerate or commit to increase or accelerate the funding, payment or vesting of any benefits provided under any Benefit Plan or otherwise; (C) grant or promise to grant or increase any cash or equity or equity-based incentive awards, bonus, change of control, severance or retention award to any Service Provider (including members of the Company Special Committee), except for the 2026 Short Term Incentive Plan, to the extent already approved by the Compensation Committee; (D) establish, adopt, enter into, terminate or amend any Benefit Plan or any plan, agreement, program, policy, trust, fund or other arrangement that would be a Benefit Plan if it were in existence as of the date of this Agreement; or (E) hire, engage, promote or terminate (other than for cause or poor performance documented in accordance with the Company’s past practices and excluding contractors whose term of service expires or is not renewed) the employment or engagement of any Service Provider with annual base compensation of $150,000 or more, other than to replace existing Service Providers who terminate employment or service with the Company and its Subsidiaries (provided that such replacement Service Provider does not receive compensation and benefits that are materially more favorable than that previously provided to the terminated Service Provider and, for the avoidance of doubt, such compensation shall not include any equity or equity-based compensation, long-term awards or severance entitlements);
(xiv) acquire any business, assets or capital stock of any Person or division thereof if the aggregate amount of consideration paid or transferred by the Company and its Subsidiaries would exceed $250,000 individually or $1,000,000 in the aggregate; whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation or otherwise), other than (A) the acquisition of assets from vendors or suppliers of the Company or any of its Subsidiaries in the ordinary course of business, or (B) (x) any pending acquisition of any Person, business or assets (whether by merger, sale of stock, sale of assets or otherwise) with an executed letter of intent or purchase agreement that is set forth on Section 6.1(b)(xiv) of the Company Disclosure Schedule or (y) any other acquisition of any Person, business or assets (whether by merger, sale of stock, sale of assets or otherwise) that is disclosed on Section 6.1(b)(xiv) of the Company Disclosure Schedule;
(xv) (A) make, change or revoke any material Tax election; (B) adopt or change any Tax accounting period or any material method of Tax accounting, (C) file any material amended Tax Return, (D) settle or compromise any material claim, Action or other proceeding for a material amount of Taxes, (E) enter into any “closing agreement” or other agreement with a taxing authority with respect to Taxes, (F) surrender any right to claim a material Tax refund, (G) request any private letter ruling or other written advise or determination from a tax authority with respect to Taxes or Tax matters, or (H) extend or waive any statute of limitations with respect to the assessment or collection of any material Taxes of the Company or any of its Subsidiaries (other than any such waiver or extension that is automatic or automatically granted and obtained in the ordinary course of business);
(xvi) other than in accordance with the Company’s capital expenditure budget made available to Parent, incur or commit to any capital expenditure or expenditures, except capital expenditures of less than $250,000 individually or $1,000,000 in the aggregate;
(xvii) implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that, in any such case, trigger notice requirements pursuant to the WARN Act;
(xviii) enter into any new line of business;
(xix) fail to comply with Section 6.1(b)(xix) of the Company Disclosure Schedule; or
(xx) agree, authorize or commit to do any of the foregoing.
Nothing contained in this Agreement is intended to give Parent or Merger Sub or any of their Affiliates, directly or indirectly, the right to control or direct the operations of the Company and its Subsidiaries during the Pre-Closing Period. During the Pre-Closing Period, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.
(c) Subject to the terms of this Agreement, including Section 6.5 and Section 6.13, during the Pre-Closing Period, none of Parent, Merger Sub or their respective Subsidiaries shall (i) acquire or agree to acquire by merging or consolidating with, or by purchasing a material portion of the assets of or equity in, any Person (a “Specified Acquisition”), if the entering into of a definitive agreement relating to or the consummation of such a Specified Acquisition, as applicable, would reasonably be expected to (A) prevent, materially delay or materially impair the obtaining of, or adversely affect in any material respect the ability of Parent or its Affiliates to procure, any authorizations, consents, Orders, declarations or approvals of any Governmental Authority or the expiration or termination of any applicable waiting period necessary to consummate the transactions contemplated by this Agreement, including the Merger, or (B) materially increase the risk of any Governmental Authority entering an Order, ruling, judgment or injunction prohibiting or materially delaying or impairing the consummation of the transactions contemplated by this Agreement, including the Merger; or (ii) take any action that would reasonably be expected to prevent, materially impair or materially delay the consummation of the Merger or the satisfaction of any of the closing conditions thereto.
6.2. Acquisition Proposals; Change of Recommendation.
(a) No Solicitation or Negotiation. As soon as reasonably practicable (and in any event within one Business Day) after the date of this Agreement, the Company shall deliver a written notice to each Person that entered into a confidentiality agreement in anticipation of potentially making an Acquisition Proposal within the twelve months prior to the date of this Agreement, to the effect that the Company is requesting the prompt return or destruction of all confidential information concerning the Company and its Subsidiaries in such Person’s possession or control. The Company shall, and within one Business Day following the date hereof, shall cause its Subsidiaries to, terminate access by any third Person who has made or could reasonably be expected to make an Acquisition Proposal (other than Parent and its Representatives) to any data room (virtual or actual) containing any confidential information of the Company or any of its Subsidiaries. The Company and its Subsidiaries will, and will cause their Representatives to, immediately cease any solicitation, encouragement, discussions or negotiations with any Persons that may be ongoing with respect to an Acquisition Proposal as of the date hereof. During the Pre-Closing Period, the Company agrees that, except as expressly permitted by Section 6.2, neither it nor any of its Subsidiaries shall, and they shall cause their respective Representatives not to:
(i) initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;
(ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any Person or Group relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of this Section 6.2 prohibit such discussions); or
(iii) furnish to any Person (other than Parent or any of its Affiliates) any non-public information relating to the Company or any of its Subsidiaries or afford to any such Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its Subsidiaries, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal.
(b) Exceptions to No Solicitation. Notwithstanding anything in Section 6.2(a), but subject to compliance with this Section 6.2(b), prior to the receipt of the Requisite Company Stockholder Approval, in response to an unsolicited bona fide written Acquisition Proposal received after the date of this Agreement that did not result from a breach of this Section 6.2 and that has not been withdrawn, the Company may, or may authorize its Representatives to, (i) provide information to a Person or Group who has made such an unsolicited bona fide written Acquisition Proposal if the Company receives from such Person or Group an Acceptable Confidentiality Agreement; provided that such Acceptable Confidentiality Agreement need not prohibit the making, or amendment, of an Acquisition Proposal; and provided further that the Company shall substantially concurrently disclose (and, if applicable, provide copies of) any such information to Parent to the extent not previously disclosed or provided; and (ii) engage or participate in any discussions or negotiations with any Person or Group who has made such an unsolicited bona fide written Acquisition Proposal, if and only to the extent that, in each such case referred to in clause (i) or clause (ii), the Company Board (upon the prior recommendation of the Company Special Committee) or the Company Special Committee determines in good faith after consultation with its financial advisor and outside legal counsel that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal and that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary obligations under applicable Law. During the Pre-Closing Period, the Company shall not terminate, amend or otherwise modify or waive any provision of any confidentiality, “standstill” or similar agreement to which the Company or any of its Subsidiaries is a party and shall enforce, to the fullest extent permitted under applicable Law, the provisions of any such agreement; provided that, notwithstanding anything herein to the contrary, the Company shall be permitted to terminate, amend or otherwise modify, waive or fail to enforce any provision of any such agreement if the Company Board (upon the recommendation of the Company Special Committee) or the Company Special Committee determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be reasonably expected to be inconsistent with its fiduciary obligations under applicable Law.
(c) Notice of Acquisition Proposal. During the Pre-Closing Period, the Company shall promptly (but in any event within 24 hours) give notice to Parent in writing if any inquiries, proposals or offers with respect to an Acquisition Proposal is received by the Company, its Subsidiaries or any of their respective Representatives, including with such notice the identity of the Person or Persons making such requests, inquiries, proposals or offers, unredacted copies of any proposed definitive agreements memorializing the terms of such Acquisition Proposal, and a summary of the material terms and conditions of such requests, inquiries, proposals or offers, and thereafter shall keep Parent informed, on a reasonably current basis of the status and terms and conditions of any such Acquisition Proposal (and in each case including by furnishing copies of any further amendments thereto on a reasonably prompt basis (and in any event within twenty-four (24) hours of such material development, discussion or negotiation) and the status of any such discussions or negotiations.
(d) No Change in Recommendation or Alternative Acquisition Agreement. Except as expressly permitted by Section 6.2(e), the Company Board (or any committee thereof, including the Company Special Committee) shall not:
(i) withhold, withdraw, qualify or modify (in a manner adverse to Parent) (or publicly propose or resolve to withhold, withdraw, qualify or modify (in a manner adverse to Parent)) the Company Recommendation;
(ii) authorize, adopt, approve, endorse, recommend or publicly declare advisable (or publicly propose to authorize, adopt, approve, endorse, recommend or otherwise declare advisable), any Acquisition Proposal;
(iii) fail to include the Company Recommendation in the Proxy Statement;
(iv) fail to publicly recommend against acceptance by the holders of Shares of a tender or exchange offer that constitutes an Acquisition Proposal within ten (10) Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act, or publicly recommend in favor of any such offer;
(v) except as expressly permitted by, and after compliance with, this Section 6.2, approve or recommend, or declare advisable or propose to enter into, or cause or permit the Company to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, joint venture agreement, share exchange agreement or other similar definitive agreement with respect to any Acquisition Proposal (other than an Acceptable Confidentiality Agreement in accordance with Section 6.2(b) relating to any Acquisition Proposal) (an “Alternative Acquisition Agreement”);
(vi) within seven (7) Business Days of Parent’s written request, fail to make or reaffirm the Company Recommendation following the date any Acquisition Proposal or any material modification thereto is first publicly disclosed or distributed to the stockholders of the Company; provided that Parent may not make any such request on more than two occasions in respect of any Acquisition Proposal or any material modification of an Acquisition Proposal; or
(vii) publicly propose or agree to any of the foregoing (and any of the actions set forth in the foregoing Section 6.2(d)(i) through Section 6.2(d)(vii), a “Change of Recommendation”).
(e) Superior Proposal Termination; Change of Recommendation.
(i) Notwithstanding anything in this Agreement to the contrary, prior to the receipt of the Requisite Company Stockholder Approval, in response to a bona fide written Acquisition Proposal that did not result from a breach of this Section 6.2 and that has not been withdrawn, the Company Board (upon the recommendation of the Company Special Committee) or the Company Special Committee may effect a Change of Recommendation or cause the Company to terminate this Agreement pursuant to Section 8.1(h), if prior to taking either such action (A) the Company Board (upon the recommendation of the Company Special Committee) or the Company Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is a Superior Proposal and (B) the Company shall have given five Business Days’ prior notice to Parent that the Company has received such proposal, specifying the material terms and conditions of such proposal (including the identity of the Person or Group making such proposal) and providing copies of the most recent versions of all proposed agreements relating to such proposal, and that the Company intends to take such action, and during such five Business Day period (the “Match Period”), the Company shall have (and shall have caused the Company’s officers, financial advisors, outside legal counsel and other Representatives to) negotiate in good faith with Parent and its Representatives to allow Parent or Merger Sub to offer such adjustments or revisions to the terms and conditions of this Agreement, the Financing Letters or the Guaranty; and at the end of the Match Period, prior to taking action to effect a Change of Recommendation or terminate this Agreement pursuant to Section 8.1(h), the Company Board (upon the recommendation of the Company Special Committee) or the Company Special Committee determines (taking into account any adjustment to the terms and conditions of this Agreement, the Financing Letters or the Guaranty committed to by Parent in writing in a manner that would be binding if accepted in response to such Acquisition Proposal, if any) in good faith, after consultation with its financial advisors and outside legal counsel, that the Acquisition Proposal remains a Superior Proposal and that the failure to effect a Change of Recommendation in response to such Superior Proposal would be reasonably likely to be inconsistent with its fiduciary obligations under applicable Law; provided that in the event of any material change to the financial terms of, or any other material amendment or material modification to, any Superior Proposal, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.2(e)(i) with respect to such new written notice, except that the advance written notice obligation set forth in this Section 6.2(e)(i) shall be reduced to three Business Days and the Match Period in respect of such new written notice shall be three Business Days.
(ii) Notwithstanding anything in this Agreement to the contrary, prior to the receipt of the Requisite Company Stockholder Approval, in response to an Intervening Event, the Company Board (upon the recommendation of the Company Special Committee) or the Company Special Committee may effect a Change of Recommendation if prior to taking such action (A) the Company Board (upon the recommendation of the Company Special Committee) or the Company Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations under applicable Law, (B) the Company shall have given five Business Days’ prior notice to Parent that the Company has determined that an Intervening Event has occurred or arisen (which notice will describe such Intervening Event in reasonable detail) and that the Company intends to effect a Change of Recommendation, and after giving such notice and prior to effecting such Change of Recommendation, the Company negotiates (and directs the Company’s officers, financial advisors, outside legal counsel and other Representatives to negotiate) in good faith with Parent and its Representatives (to the extent Parent wishes to negotiate) to make such adjustments or revisions to the terms and conditions of this Agreement, the Financing Letters or the Guaranty in response thereto; and at the end of the five Business Day period, prior to taking action to effect a Change of Recommendation, the Company Board (upon the recommendation of the Company Special Committee) or the Company Special Committee takes into account any adjustments or revisions to the terms and conditions of this Agreement, the Financing Letters or the Guaranty proposed by Parent in writing in response to such notice, and determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to effect a Change of Recommendation in response to such Intervening Event would be reasonably likely to be inconsistent with its fiduciary obligations under applicable Law; provided that in the event of any material changes regarding any Intervening Event, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.2(e)(ii) with respect to such new written notice, except that the advance written notice obligation set forth in Section 6.2(e)(ii) shall be reduced to three Business Days. “Intervening Event” means any material change, effect, event, occurrence or development that was not known to, or reasonably foreseeable by, the Company Board (or the Company Special Committee) as of the date of this Agreement (or, if known or reasonably foreseeable, only the portion of such change, effect, event, occurrence or development of which the material consequences were not known or reasonably foreseeable by the Company Board (or the Company Special Committee) as of the date of this Agreement); provided, however, that in no event shall (x) an Acquisition Proposal (or any proposal or inquiry that constitutes, or is reasonably expected to lead to, an Acquisition Proposal), (y) any change, in and of itself, in the price or trading volume of the shares of Common Stock (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition) or (z) the fact, in and of itself, that the Company exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition), constitute or be deemed to contribute to an Intervening Event.
(f) Certain Permitted Disclosure. Anything in this Agreement to the contrary notwithstanding, the Company, the Company Board or the Company Special Committee may, to the extent applicable, disclose to the Company’s stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or make any “stop, look and listen” communication (without more) to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act so long as any such disclosure does not include any statement that constitutes, and does not otherwise constitute, a Change of Recommendation; provided, however, that nothing in this Section 6.2(f) or any other provision of this Agreement shall be construed to permit the Company, the Company Board or the Company Special Committee to effect any Change of Recommendation other than in accordance with and to the extent expressly permitted by Section 6.2(e).
(g) Breach. It is agreed and understood that any breach of this Section 6.2 by any director, officer or other Representative of the Company or any of its Subsidiaries will be deemed to be a breach of this Agreement by the Company; provided, however, that for purposes of this Section 6.2, none of Parent, any Rollover Stockholder or any Additional Rollover Stockholder or any of their Affiliates or any Representative of any of the foregoing shall be deemed a Representative of the Company or any Subsidiary thereof.
6.3. Proxy Statement Filing; Information Supplied.
(a) The Company shall prepare and file with the SEC, as promptly as reasonably practicable after the date of this Agreement (but in no event shall the Company be obligated to do so sooner than the later to occur of (i) eight (8) days after Parent provides written notice to the Company that the last Additional Rollover Agreement has been executed and (ii) thirty (30) Business Days after the date hereof), a proxy statement in preliminary form relating to the Company Stockholders Meeting (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”) and the Company and Parent shall jointly prepare and file with the SEC the Rule 13E-3 Transaction Statement on Schedule 13E-3 (including any amendments or supplements thereto, the “Schedule 13E-3”).
(b) The Company shall promptly notify Parent, and Parent shall promptly notify the Company, as applicable, of the receipt of all comments from the SEC with respect to the Proxy Statement or Schedule 13E-3 and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to the other Party copies of all correspondence between such Party or any of its Representatives and the SEC with respect to the Proxy Statement or Schedule 13E-3. Each of the Company and Parent shall provide Parent and the Company, as applicable, and their respective outside legal counsel and other Representatives a reasonable opportunity to participate in any discussions or meetings with the SEC. The Company and Parent shall use their respective reasonable best efforts to promptly provide responses to the SEC with respect to all comments received on the Proxy Statement and Schedule 13E-3 from the SEC, and the Company shall cause the definitive Proxy Statement to be mailed to the stockholders of the Company as promptly as possible after confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement and Schedule 13E-3, which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the tenth calendar day after filing the Proxy Statement and Schedule 13E-3 that the SEC will or will not be reviewing the Proxy Statement or Schedule 13E-3 (such date, the “SEC Clearance Date”).
(c) The Company agrees, as to itself and its Subsidiaries, that the Proxy Statement and Schedule 13E-3 will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. The Company, Parent and Merger Sub shall ensure that none of the information supplied by it for inclusion in the Proxy Statement or Schedule 13E-3 will, at the date of mailing of the Proxy Statement to stockholders of the Company or at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company assumes no responsibility with respect to information supplied in writing by or on behalf of Parent, its Affiliates or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement or Schedule 13E-3. If at any time prior to the Company Stockholders Meeting, any information relating to the Company or Parent, or any of their respective Affiliates or its or their respective Representatives, should be discovered by a Party, which information should be set forth in an amendment or supplement to the Proxy Statement or Schedule 13E-3 so that the Proxy Statement or Schedule 13E-3 would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall as promptly as practicable following such discovery notify the other Party or Parties (as the case may be) and after such notification, as and to the extent required by applicable Law, (i) the Company shall promptly prepare (with the assistance of Parent as provided for in this Section 6.3) an amendment or supplement to the Proxy Statement or Schedule 13E-3, as applicable, or (ii) the Company shall cause the Proxy Statement or Schedule 13E-3, as applicable, as so amended or supplemented to be filed with the SEC and the Proxy Statement, as applicable, to be disseminated to its stockholders.
(d) The Company shall provide Parent with a reasonable opportunity to review drafts of Schedule 13E-3 and the Proxy Statement and any other documents related to the Company Stockholders Meeting and will consider in good faith any comments provided by Parent in connection with such review; provided that the Company may amend or supplement the Proxy Statement and Schedule 13E-3 without the review or comment of Parent from and after any Change of Recommendation.
(e) Unless a Change of Recommendation was made in accordance with Section 6.2(e), the Company shall include in the Proxy Statement (and any supplement or amendment thereto) the Company Recommendation and the Fairness Opinion, and shall use its reasonable best efforts to solicit proxies from the holders of Common Stock to obtain the Requisite Company Stockholder Approval.
(f) If any event occurs with respect to the Company or its Subsidiaries, or any change occurs with respect to other information supplied by the Company for inclusion in the Schedule 13E-3 or the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Schedule 13E-3 or the Proxy Statement, the Company shall promptly notify Parent of such event, and the Company and Parent shall reasonably cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Schedule 13E-3 or the Proxy Statement and, as required by Law, in disseminating the information contained in such amendment or supplement to the holders of Common Stock. If any event occurs with respect to Parent, Merger Sub or any Rollover Stockholder, or any change occurs with respect to other information supplied by Parent or Merger Sub for inclusion in the Schedule 13E-3 or the Proxy Statement (including with respect to any Rollover Stockholder), which is required to be described in an amendment of, or a supplement to, the Schedule 13E-3 or the Proxy Statement, Parent shall promptly notify the Company of such event, and Parent and the Company shall reasonably cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Schedule 13E-3 or the Proxy Statement and, as required by Law, in disseminating the information contained in such amendment or supplement to the holders of Common Stock.
6.4. Company Stockholders Meeting. The Company will take, in accordance with applicable Law and its certificate of incorporation and bylaws, all action necessary establish a record date and to convene a meeting of its stockholders (including any adjournment, recess, postponement or other delay thereof, the “Company Stockholders Meeting”) as promptly as reasonably practicable after the date hereof (which Company Stockholders Meeting shall in no event be scheduled initially for a date that is later than the 40th day following the first mailing of the Proxy Statement to the holders of the shares of Common Stock without the prior written consent of Parent), to consider and vote upon the adoption of this Agreement and to cause such vote to be taken, and shall not postpone or adjourn such meeting, except to the extent required under Law or pursuant to the following sentence. Notwithstanding anything to the contrary in this Agreement, (a) the Company may (and if requested by Parent on no more than two occasions, shall for a reasonable period of time not to exceed 45 Business Days in the aggregate and not for any period beyond the Outside Date) adjourn, recess, postpone or otherwise delay the Company Stockholders Meeting for a reasonable period to solicit additional proxies, if the Company or Parent, as applicable, reasonably believes there will be insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary either to conduct the business of the Company Stockholders Meeting or to obtain the Requisite Company Stockholder Approval and (b) the Company may adjourn, recess, postpone or otherwise delay the Company Stockholders Meeting to the extent necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Law is provided to the stockholders of the Company within a reasonable amount of time in advance of the Company Stockholders Meeting. Subject to Section 6.2(e), the Company Board shall include the Company Recommendation in the Proxy Statement and shall use reasonable best efforts to obtain the Requisite Company Stockholder Approval. Subject to the provisions of this Agreement, the Company will conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act in a manner to enable the record date for the Company Stockholder Meeting to be set so that the Company Stockholder Meeting can be held promptly following the effectiveness of the Proxy Statement.
6.5. Efforts; Cooperation; Antitrust Matters.
(a) Subject to the terms of this Agreement, Parent and Merger Sub shall use their reasonable best efforts to: (i) take, or cause to be taken, all actions, and to promptly do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable under applicable Laws to cause the conditions precedent set forth in ARTICLE VII to be satisfied and consummate and make effective the Merger and any other transactions contemplated by this Agreement when required in accordance with ARTICLE VII as promptly as reasonably practicable and in any event prior to the Outside Date; (ii) obtain from any Governmental Authority (including CFIUS) any consents (including CFIUS), licenses, permits, waivers, approvals, authorizations, clearances or Orders advisable or required to be obtained by Parent or any of its controlled Affiliates, including under the Antitrust Laws (including by making an appropriate response to requests from any such Governmental Authorities); (iii) avoid or defend against, as applicable, any Action by any Governmental Authority, in connection with the authorization, execution and delivery of this Agreement and the consummation of the Merger or any other transactions contemplated by this Agreement; (iv) as promptly as reasonably practicable, and in any event within twenty (20) Business Days after the date of this Agreement, make or cause to be made all necessary filings under the HSR Act, and as promptly as reasonably practicable after the date of this Agreement submit all other notifications, filings and registrations required or advisable under the Antitrust Laws, and thereafter promptly make an appropriate response to any requests for additional information and documentary material that may be requested pursuant to any Antitrust Law; (v) as promptly as reasonably practicable, and in any event within 20 Business Days after the date of this Agreement, file a joint voluntary notice (or draft thereof) in respect of the Merger and the other transactions contemplated hereby under Section 721 of the Defense Production Act of 1950, as amended, and 31 C.F.R. Part 800 (the “DPA”); and (vi) as promptly as reasonably practicable, make or cause to be made any other required or advisable registrations, declarations, submissions and filings with respect to the Merger or any other transactions contemplated by this Agreement required under the Exchange Act, any other applicable federal or state securities Laws, and any other applicable Law. The Company and its Subsidiaries shall reasonably cooperate to facilitate the receipt by Parent and its Affiliates of any approvals or to take any other reasonable actions required to permit Parent and its Affiliates (including the Company and its Subsidiaries following the Closing) to operate in compliance with applicable Law following the consummation of the Merger.
(b) Without limiting the generality of anything contained in this Section 6.5, Parent and the Company shall: (i) give the other Parties prompt notice of the making or commencement of any request or proceeding by or before any Governmental Authority with respect to the Merger or any other transactions contemplated by this Agreement; (ii) keep the other Parties informed as to the status of any such request or proceeding; (iii) give the other Parties notice and an opportunity to participate in any substantive communication made to the United States Federal Trade Commission (the “FTC”), the Antitrust Division of the United States Department of Justice (the “DOJ”), CFIUS or any other domestic, foreign or supranational Governmental Authority pursuant to any Antitrust Laws regarding the Merger or any other transactions contemplated by this Agreement and (iv) promptly notify the other Parties of any communication from the FTC, the DOJ, CFIUS or any other domestic, foreign or supranational Governmental Authority pursuant to any Antitrust Laws regarding the Merger or any other transactions contemplated by this Agreement. Subject to applicable Laws relating to the exchange of information, Parent and the Company shall have the right to review in advance, and each will consult with the other on and consider in good faith the views of the other in connection with, any filing made with, or substantive or material written materials submitted or substantive or material communication made to any Governmental Authority pursuant to any Antitrust Laws in connection with the Merger or any other transactions contemplated by this Agreement (including the Proxy Statement). In addition, except as may be prohibited by any Governmental Authority or by any applicable Law, each Party will permit authorized representatives of the other Parties to be present at each non-ministerial meeting, conference, videoconference, or telephone call and to have access to and be consulted in connection with any substantive or material presentation, letter, white paper, or proposal made or submitted to any Governmental Authority pursuant to any Antitrust Laws in connection with such request or proceeding. In exercising the foregoing rights, each of the Company and Parent shall act reasonably and as promptly as practicable. The Company and Parent may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 6.5 as “outside counsel only.” Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient unless express permission is obtained in advance from the source of the materials (the Company or Parent, as the case may be); provided that materials provided pursuant to this Section 6.5 may be redacted (x) to remove references concerning the valuation of the Company, (y) as necessary to comply with contractual obligations and (z) as necessary to address reasonable privilege concerns.

(c) Subject to applicable Laws and as required by any Governmental Authority, the Company, on the one hand, and Parent, on the other hand, each shall keep the other apprised of the status of matters relating to completion of the Merger and the other transactions contemplated hereby, including promptly furnishing the other with copies of (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the other transactions contemplated by this Agreement or (ii) upon receiving any material notice or other material communication from any third party whose consent or approval is required for consummation of the Merger or the other transactions contemplated by this Agreement or any Governmental Authority in each case in connection with such consents or the transactions contemplated by this Agreement.
(d) If any objections are asserted with respect to the transactions contemplated by this Agreement under the HSR Act or any other applicable Antitrust Laws, or if any lawsuit or other proceeding, whether judicial or administrative, is instituted (or threatened to be instituted), including any proceeding by any Governmental Authority or private party, challenging the Merger or any other transactions contemplated by this Agreement as violative of any Antitrust Law or which would otherwise prohibit or materially impair or delay in connection with any Antitrust Law the consummation of the Merger or any other transactions contemplated by this Agreement, each of Parent and the Company shall (and shall cause their respective Subsidiaries to) use their respective reasonable best efforts to resolve any such objections, subject to the limitations provided elsewhere in this Agreement.
(e) In furtherance and not in limitation of the foregoing, Parent shall (and if, and only if, requested by Parent, the Company shall) take all such further action as may be necessary to avoid or eliminate each and every impediment under any Antitrust Law so as to enable the Closing to occur as promptly as practicable (and in any event no later than the Outside Date), including proposing, negotiating, committing and effecting, by consent decree, hold separate Order, or otherwise, to (x) sell, divest, dispose of or otherwise hold separate (including by establishing a trust or otherwise), any of the businesses, assets or properties of Parent, the Company or their respective Subsidiaries and (y) otherwise take or commit to take actions that after the Closing would limit Parent’s, the Company’s or any of its Subsidiaries’ freedom of action with respect to, or its ability to operate or retain any of the businesses, assets or properties of Parent, the Company or any of their respective Subsidiaries; provided, however, that notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall require Parent, Merger Sub or the Company to take or agree to take any action of the types referred to in the foregoing clause (x) and clause (y) that would, individually or in the aggregate, reasonably be expected to (1) materially diminish the value (commercial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (2) result in an impact that is materially adverse to, or cost that is material to, the business, results of operations, assets or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, in each case following the Closing (disregarding for this purpose any action to the extent consistent with Parent’s or its Affiliates’ plans for developing the business of the Company and its Subsidiaries as of the date hereof or proposed or offered by Parent in its discretion in an initial application for an order approving the transactions contemplated by this Agreement); provided, further, that, notwithstanding anything to the contrary in this Agreement, (i) nothing in this Agreement shall permit, or be deemed to permit, the Company or any of its Subsidiaries, without the prior written consent of Parent, to take, agree to take, or consent to the taking of any action of the type described in clauses (x) and (y), (ii) at the request of Parent, the Company shall, and shall cause its Subsidiaries to, enter into one or more agreements prior to the Closing with respect to any action of the type described in clauses (x) and (y) (provided such agreements are conditioned upon the Closing) and (iii) nothing in this Agreement shall require Parent, the Company or any of their respective Affiliates to take any action of the type described in clauses (x) and (y) unless the effectiveness of such action is conditioned upon the Closing.
(f) Parent shall not, and shall cause its Subsidiaries not to, take any action that would reasonably be expected to hinder, delay or prevent the obtaining of clearance or any consent or the expiration of the required waiting periods under any Antitrust Law or other applicable Law or otherwise hinder, delay or prevent the consummation of any of the transactions contemplated hereby.
6.6. Information; Access and Reports.
(a) The Company and Parent each shall, upon request by the other, furnish the other with all information concerning itself, its Affiliates, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Affiliates to any Governmental Authority in connection with the Merger and any other transactions contemplated by this Agreement.
(b) Subject to applicable Law, during the Pre-Closing Period, upon reasonable advance notice, the Company shall (and shall cause its Subsidiaries to) afford Parent’s officers and other authorized Representatives reasonable access, during normal business hours and consistent with applicable Law, to the Company’s management, employees and contracts and other books and records (other than any such matters that relate to the negotiation and execution of this Agreement (including with respect to the consideration or valuation of the Merger or any financial or strategic alternatives thereto) or, subject to Section 6.2, any Acquisition Proposal or Superior Proposal); provided that the Company shall not be required to afford such access or furnish such information if it would unreasonably disrupt the operations of the Company or any of its Subsidiaries or violate any Contracts, and no investigation pursuant to this Section 6.6 shall affect or be deemed to modify any representation or warranty made by the Company herein, and provided, further, that the foregoing shall not require the Company (i) to permit any inspection, or to disclose any information, that would reasonably be expected to result in the disclosure of any trade secrets of third parties or violate any of its obligations with respect to confidentiality or (ii) to disclose any documents or information that would reasonably be expected to result in a waiver of any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; provided that in the event the Company does not disclose certain information pursuant to the foregoing clause (i) or clause (ii), at Parent’s reasonable request the Parties shall use commercially reasonable efforts to implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the non-disclosure to the greatest extent reasonably possible, including by arrangement of appropriate clean room procedures, redaction of text from documents or entry into a customary joint defense agreement with respect to any information to be so provided. The Confidentiality and Nondisclosure Agreement, dated as of May 26, 2023, by and between the Company and Searchlight Capital Partners, L.P., as amended by that certain Amendment to the Confidentiality Agreement, dated October 8, 2025 (the “Confidentiality Agreement”), shall apply with respect to information furnished by the Company, its Subsidiaries and their respective Representatives hereunder.
(c) To the extent that any of the information or material furnished pursuant to this Section 6.6 or otherwise in accordance with the terms of this Agreement may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the Parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and the joint defense doctrine.
6.7. Stock Exchange Delisting. The Company and Parent shall cooperate to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable under applicable Laws and rules and policies of the New York Stock Exchange to enable the delisting by the Surviving Corporation of (a) the shares of Common Stock from the New York Stock Exchange and the deregistration of the shares of Common Stock under the Exchange Act and (b) the Public Warrants from the OTC Pink Marketplace and the deregistration of the Public Warrants under the Exchange Act, in each case as promptly as practicable after the Effective Time.
6.8. Publicity. The initial press release regarding the Merger shall be a joint press release of Parent and the Company in the form mutually agreed upon by Parent and the Company. Thereafter, neither the Company nor Parent, nor any of their respective Affiliates or Representatives, shall issue any press release or make any other public announcement or public statement (to the extent not previously publicly disclosed or made in accordance with this Agreement) with respect to this Agreement or the Merger or any other transactions contemplated by this Agreement without consulting with each other and providing reasonable opportunity for review and giving due consideration to reasonable comment by the other Party, except (a) as such press release or other public announcement may be required by applicable Law, in which case the Party required to issue the release or make the announcement shall use reasonable best efforts to provide the other Party with a reasonable opportunity to review and comment on such release or announcement in advance of its issuance and shall give reasonable and good-faith consideration to any such comments proposed by the other Party, (b) subject to Section 6.2, if applicable under the circumstances, in connection with a Change of Recommendation or Acquisition Proposal or (c) any disclosure of information concerning this Agreement in connection with any dispute between the Parties regarding this Agreement. Notwithstanding anything to the contrary in this Section 6.8, each of the Parties may make public statements in response to questions by the press, analysts, investors, business partners or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made jointly by Parent and the Company or to the extent that they have been reviewed and previously approved by both Parent and the Company. The provisions of this Section 6.8 shall survive the Closing.
6.9. Employee Benefits.
(a) Parent agrees that each employee of the Company and/or any of its Subsidiaries (the “Employer Entities”) employed as of immediately prior to the Closing, including without limitation any such employee on vacation, short or long term disability leave, or any other leave with the legal right to return to employment, who continues to be employed with any of Parent, the Surviving Corporation or any of their Affiliates immediately following the Closing (each such employee, a “Continuing Employee”) shall, during the period commencing on the Closing Date and ending on the first anniversary thereof (or the date of termination of employment of the relevant Continuing Employee, if sooner), be provided with (i) an annual base salary or base wage, as applicable, that is no less than the annual base salary or base wage provided to such Continuing Employee by the Employer Entities immediately prior to the Effective Time, (ii) target short-term (annual or less) cash incentive compensation opportunities that are no less favorable than the target short-term (annual or less) cash incentive compensation opportunities provided to such Continuing Employee by the Employer Entities immediately prior to the Effective Time, and (iii) employee benefits (excluding any equity or equity-based or other long-term incentives (including any long-term cash awards), retention, change in control or similar one-time or special benefits and arrangements and severance, defined benefit pension benefits, or post-employment or retiree health and welfare benefits other than as required by applicable Laws (collectively, the “Excluded Benefits”)) that are substantially comparable in the aggregate to those (other than the Excluded Benefits) provided to such Continuing Employee by the Employer Entities immediately prior to the Effective Time. Additionally, without limiting the generality of the foregoing, during the period commencing on the Closing Date and ending on the first anniversary thereof, Parent shall provide, or shall cause the Company or any of their Subsidiaries to provide, severance payments and benefits to each Continuing Employee whose employment is terminated by the Surviving Corporation without cause during such period that are no less than those that would have been provided to the Continuing Employee upon a qualifying termination under the applicable Benefit Plan as set forth in Section 6.9(a) of the Company Disclosure Schedule (taking into account the service of the Continuing Employee after the Closing and giving full effect to any provision relating to a “change in control,” “change of control” or term or concept of similar import).
(b) Parent shall, or shall cause its Affiliates, including the Employer Entities after the Closing to, use commercially reasonable efforts to cause (i) any pre-existing conditions or limitations, exclusions, eligibility waiting periods, evidence of insurability, and actively-at-work requirements under any welfare benefit plan of Parent or its Affiliates, including the Employer Entities after the Closing, in which Continuing Employees (and their eligible dependents) participate after the Closing Date occurs to be waived with respect to the Continuing Employees and their eligible dependents to the extent such conditions or limitations were waived or satisfied under the comparable Benefit Plan prior to the Effective Time, (ii) the amount of eligible expenses paid by each Continuing Employee and his or her eligible dependents during the portion of the plan year ending prior to participation in any welfare plans of Parent or its Affiliates, including the Employer Entities, after the Closing Date that were credited to co-payments, deductibles, maximum out-of-pocket co-insurance and similar expenses under the comparable Benefit Plans to be credited for purposes of satisfying the corresponding co-payments, deductibles, maximum out-of-pocket co-insurance and similar expenses under the comparable benefit plans of Parent and its Affiliates, including the Employer Entities, for the applicable plan year in which Continuing Employee and his or her dependents commence participation, and (iii) any of its (or its Affiliates’ including the Employer Entities after the Closing) employee benefit plans (including disability pay continuation plans but excluding the Excluded Benefits) in which the Continuing Employees are entitled to participate after the Closing to take into account for purposes of eligibility, level of benefits, vesting and solely for purposes of vacation and paid time-off, benefit accruals, service by such Continuing Employees with the Employer Entities or their predecessors, as reflected in the Company’s records, as if such service were with Parent, or any of Parent’s Affiliates, including the Employer Entities after the Closing, to the same extent and for the same purpose as such service was credited under a comparable Benefit Plan, in each case, except to the extent it would result in a duplication of compensation or benefits.
(c) With respect to any bonus plans or arrangements in respect of any fiscal year or performance period that includes the Closing Date, the Parent shall cause the Surviving Corporation to pay bonuses to participants in such bonus plans or arrangements following the end of the fiscal year or performance period that includes the Closing Date, based upon actual performance achieved for the fiscal year or performance period, in accordance with the terms of such bonus plans or arrangements as in effect as of the Closing Date. The determination of actual performance for any such fiscal year or other performance period shall be made by the Surviving Corporation in good faith and consistent with the Company’s historical practices in determining performance-based compensation.
(d) The Parties hereby acknowledge and agree that the transactions contemplated by this Agreement shall constitute a “change in control,” “change of control” or term or concept of similar import of the Company and its Subsidiaries under the terms of the Benefit Plans.
(e) Notwithstanding the foregoing, nothing contained in this Agreement shall (i) be treated as an establishment or amendment of any particular Benefit Plan or any other benefit or compensation plan, program, policy, agreement or arrangement, (ii) prevent Parent, the Surviving Corporation or any of their Affiliates from amending or terminating any of their benefit or compensation plans, programs, policies, agreements or arrangements or, after the Effective Time, any Benefit Plan, in each case, in accordance with their terms and applicable laws, (iii) obligate Parent, the Surviving Corporation or any of their Affiliates to retain the employment of any particular employee or (iv) create any third-party beneficiary rights, including for the benefit of any Service Provider, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to this Section 6.9 or any compensation, terms and conditions of employment or benefits that may be provided to any Continuing Employee by Parent, the Surviving Corporation or any of their Affiliates or under any benefit plan that Parent, the Surviving Corporation or any of their Affiliates may maintain.
6.10. Expenses. If the Merger is not consummated, all costs and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the Merger and any other transactions contemplated by this Agreement, including all fees and expenses of its Representatives, shall be paid by the Party incurring such expense, except that (a) Parent shall be responsible for and pay the Reimbursement Obligations pursuant to Section 6.14(b) and (b) a Party responsible for paying any Company Termination Fee or Parent Termination Fee under Section 8.2(b) and Section 8.2(c), respectively, shall also be responsible for paying any Enforcement Costs pursuant to Section 8.2(d). The provisions of this Section 6.10 shall survive the Closing.
6.11. Indemnification; Directors’ and Officers’ Insurance.
(a) All rights to indemnification, advancement of expenses and exculpation by the Company or any of its Subsidiaries existing in favor of those Persons who are directors or officers of the Company or any of its Subsidiaries as of the date of this Agreement or have been directors or officers of the Company or any of its Subsidiaries in the past (each an “Indemnified Party” and collectively, the “Indemnified Parties”) for their acts and omissions occurring at or prior to the Effective Time, as provided in the certificate of incorporation and bylaws of the Company or the organizational or governing documents of the applicable Subsidiary (in each case as in effect as of the date of this Agreement) and as provided in the written indemnification agreements between the Company or a Subsidiary and said Indemnified Persons in effect as of the date of this Agreement (as set forth on Section 6.11(a) of the Company Disclosure Schedule) and made available by the Company to Parent or Parent’s Representatives prior to the date of this Agreement, shall survive the Merger and shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of such Indemnified Persons, and shall be observed by the Surviving Corporation and its Subsidiaries to the fullest extent available under Delaware or other applicable Laws for a period of six (6) years from the Effective Time, and any claim made pursuant to such rights within such six (6)-year period shall continue to be subject to this Section 6.11 and the rights provided under this Section 6.11 until disposition of such claim.

(b) Subject to the last sentence of this Section 6.11(b), from the Effective Time until the sixth (6th) anniversary of the date on which the Effective Time occurs, the Surviving Corporation (together with its successors and assigns, the “Indemnifying Parties”) shall, and Parent shall cause the Surviving Corporation to, to the fullest extent permitted under applicable Laws, indemnify and hold harmless each Indemnified Person against all losses, claims, damages, liabilities, fees, expenses (including reasonable and documented attorneys’ fees and out-of-pocket expenses), judgments or fines and amounts paid in settlement incurred by such Indemnified Person as an officer or director of the Company or any of its Subsidiaries (or serving as a director, employee or agent of another Person at the request of the Company or any of its Subsidiaries) in connection with any pending or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, based on, arising out of or related to, in whole or in part, the fact that such Indemnified Person is or was a director or officer of the Company or any of its Subsidiaries (or serving as a director, employee or agent of another Person at the request of the Company or any of its Subsidiaries) at or prior to the Effective Time and pertaining to any and all matters pending, existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including any such matter arising under any claim with respect to the Transactions. Without limiting the foregoing, from and after the Effective Time until the sixth anniversary of the date on which the Effective Time occurs (but subject to the last sentence of this Section 6.11(b)), the Indemnifying Parties shall also, to the fullest extent permitted under applicable Laws, advance reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by the Indemnified Persons in connection with matters for which such Indemnified Persons are eligible to be indemnified pursuant to this Section 6.11(b) within 15 days after receipt by Parent of a written request for such advance, subject to the execution by such Indemnified Persons of any undertakings required under Delaware or other applicable Laws in favor of the Indemnifying Parties to repay such advanced costs and expenses if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Person is not entitled to be indemnified under this Section 6.11(b). All obligations to provide indemnification and advancement of expenses set forth in this Section 6.11(b) shall continue in effect for any pending or threatened claim, action, suit, proceeding or investigation initiated before the sixth (6th) anniversary of the Effective Time and shall not terminate until such pending or threatened claim, action, suit, proceeding or investigation concludes.
(c) Prior to the Effective Time, the Company shall, and if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for “tail” insurance policies for the extension of (i) the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and (ii) the Company’s existing fiduciary liability insurance policies, in each case, for a claims reporting or discovery period of at least six years from and after the Effective Time (the “Tail Period”) from one or more insurance carriers with the same or better credit rating as the Company’s insurance carrier as of the date of this Agreement (or, if no such policies are available from insurance carriers with such credit rating, from insurance carriers with the next-highest credit rating then capable of providing such policies) with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director, officer or principal of the Company or any of its Subsidiaries by reason of his or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby); provided that in no event shall the Company expend, and in no event shall Parent or the Surviving Corporation be required to expend, for such “tail” insurance policy an annual amount in excess of 300% of the annual premium paid by the Company for the policy period immediately preceding the date of this Agreement (such 300% amount, the “Maximum Premium”); provided, further, that if the amount of such “tail” insurance policy exceeds the Maximum Premium, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Premium.
(d) The provisions of this Section 6.11 shall survive the Closing and are intended to be for the benefit of, and enforceable by, each Indemnified Party (and the heirs, executors, trustees, administrators and personal representatives of each Indemnified Party) and nothing in this Agreement shall affect, and the rights of each Indemnified Party under this Section 6.11 shall be in addition to, any indemnification, advancement and exculpation rights that any such Indemnified Party may have under the certificates of incorporation or bylaws of the Company or any of its Subsidiaries or any Contract or applicable Law. Notwithstanding anything in this Agreement to the contrary, the obligations under this Section 6.11 shall not be terminated, amended, waived or otherwise modified in such a manner as to adversely affect any Indemnified Party without the consent of such Indemnified Party, unless required by applicable Law. The obligations of the Surviving Corporation, Parent, and their respective Subsidiaries pursuant to this Section 6.11 are joint and several. The rights of the Indemnified Parties pursuant to this Section 6.11 will be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Charter and Bylaws, (ii) the similar organizational documents of the Subsidiaries of the Company, (iii) any and all indemnification agreements entered into with the Company or any of its Subsidiaries or (iv) applicable Law.
(e) In the event that Parent or the Surviving Corporation or its Subsidiaries (or any of their respective successors or assigns) shall consolidate or merge with any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, or transfers or otherwise disposes of at least 50% of its properties and assets to any other Person (whether by merger, consolidation, division, conversion, transfer, continuance, operation of law or otherwise), then in each case, proper provision shall be made so that the continuing or surviving corporation or entity (or its successors or assigns, if applicable), or transferee of such assets, as the case may be, shall assume the obligations set forth in this Section 6.11.
6.12. Stockholder Litigation. The Company shall promptly notify Parent of any stockholder litigation against it or any of its Representatives arising out of or relating to this Agreement, the Merger or any other transactions contemplated by this Agreement (including by providing copies of all litigation documents served on the Company) and shall keep Parent reasonably informed regarding any such stockholder litigation. Until the termination of this Agreement in accordance with ARTICLE VIII, the Company shall (a) provide Parent an opportunity to review and to propose comments to all filings or written responses to be made by the Company in connection with any stockholder litigation against the Company and its directors relating to any transaction contemplated by this Agreement and consult with Parent with respect to the defense, settlement or compromise of any such stockholder litigation, and the Company shall give reasonable and good-faith consideration to any comments proposed by Parent and (b) give Parent the opportunity to participate (but not to control), at Parent’s expense, in the defense, settlement or prosecution of any such stockholder litigation as it relates to claims against the Company or its Representatives. In no event shall the Company enter into or agree to any settlement with respect to such stockholder litigation without Parent’s consent, such consent not to be unreasonably withheld, delayed or conditioned. Notwithstanding anything to the contrary in this Section 6.12, any Action relating to the Dissenting Shares will be governed by Section 4.2(f).
6.13. Financing.
(a) Each of Parent and Merger Sub shall use, and shall cause their respective Subsidiaries to use, reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the Financing contemplated by the Financing Letters on or prior to the Closing Date on the terms and subject to the conditions set forth in the Financing Letters (or on other terms that, with respect to conditionality, are the same as or are less than the conditions set forth in the Financing Letters, and, with respect to amount, are in an amount not below the Required Amount (“Acceptable Financing Terms”)), including using reasonable best efforts to: (i) maintain in effect the Financing Letters; (ii) negotiate and enter into definitive agreements with respect to the Debt Financing on the terms and subject to the conditions set forth in the Debt Commitment Letter (or on Acceptable Financing Terms, without any Prohibited Financing Modification) (the “Definitive Debt Financing Agreements”); (iii) satisfy (or obtain a waiver of) all conditions applicable to (and within control of) Parent and Merger Sub in the Financing Letters and, to the extent entered into before the Closing, the Definitive Debt Financing Agreements; and (iv) upon the satisfaction or waiver of the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger, consummate the Financing pursuant to the Financing Letters (or on Acceptable Financing Terms, without any Prohibited Financing Modification).
(b) Prior to the Closing, Parent and Merger Sub shall not, without the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed): (i) agree to or permit any termination of, or amendment, supplement or modification to be made to, or grant any waiver of any provision under, the Equity Commitment Letter; or (ii) agree to or permit any termination of, or amendment, supplement or modification to be made to, or grant any waiver of any provision under, the Debt Commitment Letter or the Redacted Fee Letter if, in the case of this clause (ii), such termination, amendment, supplement, modification or waiver would (A) reduce the aggregate amount of the Debt Financing (including by increasing the amount of fees to be paid or original issue discount as compared to the fees and original issue discount contemplated by the Debt Commitment Letter on the date of this Agreement unless the amount of the Equity Financing is increased by a corresponding amount) such that the aggregate amount of the Financing (after netting out original issue discount and similar premiums and charges provided under the Financing Letters), taken together with cash of the Company and its Subsidiaries that is available at the Effective Time, would be less than the amount required to pay the Required Amount, (B) impose new (or expand or otherwise adversely modify existing) conditions precedent to the availability of the Debt Financing, (C) materially and adversely impact the ability of Parent or Merger Sub, as applicable, to enforce its rights against other parties to the Debt Commitment Letter or (D) otherwise reasonably be expected to materially delay or prevent the Closing (the foregoing clauses (A) through (D), collectively, the “Prohibited Financing Modifications”). Parent shall promptly deliver to the Company copies of any written amendment, modification, supplement, consent or waiver to or under any Financing Letter promptly upon execution thereof.
(c) Parent, upon written request of the Company, shall keep the Company informed on a reasonably current basis and in reasonable detail of the status of its efforts to arrange the Debt Financing and, upon the Company’s reasonable request, provide to the Company substantially final drafts of, and prior to Closing, complete, correct and executed copies of, the material definitive documents for the Debt Financing. Parent and Merger Sub shall give the Company prompt notice: (i) of any material breach, default, termination, cancellation or repudiation under any of the Financing Letters of which Parent or Merger Sub become aware; and (ii) of the receipt by Parent or Merger Sub of any written notice or other written communication from any Financing Source with respect to any actual or alleged (in writing) material breach, default, termination, cancellation or repudiation by any party to the Financing Letters and (iii) of the occurrence of any event or development that would reasonably be expected to materially and adversely impact the ability of Parent or Merger Sub to obtain all or any portion of the Debt Financing under the Financing Letters.
(d) If all or any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated by the Debt Commitment Letter and such portion is necessary to fund the Required Amount, Parent shall promptly notify the Company in writing and Parent and Merger Sub shall use their reasonable best efforts to arrange and obtain, as promptly as practicable, alternative financing from the same or alternative sources in an amount sufficient to fund the Required Amount on Acceptable Financing Terms (“Alternative Debt Financing”). Nothing in this Section 6.13(d) shall require, and in no event shall the “reasonable best efforts” of Parent and Merger Sub be deemed or construed to require, Parent or Merger Sub to (i) seek or accept financing on terms, taken as a whole, that are materially less favorable to Parent and Merger Sub than those set forth in the Debt Commitment Letter as in effect on the date hereof, taken as a whole, or (ii) waive any term or condition of this Agreement. For purposes of this Agreement, references to: (A) the “Financing” shall include the financing contemplated by the Financing Letters as permitted to be amended, modified, supplemented or replaced by this Section 6.13 and any Alternative Debt Financing; (B) the “Debt Commitment Letter” shall include such documents as permitted to be amended, modified, supplemented or replaced by this Section 6.13 and any commitment letter or other binding documentation with respect to any Alternative Debt Financing; and (C) “Debt Financing” shall include the debt financing contemplated by the Debt Commitment Letter as permitted to be amended, modified, supplemented or replaced by this Section 6.13 and any Alternative Debt Financing.
(e) For the avoidance of doubt, compliance by Parent and Merger Sub with this Section 6.13 shall not relieve Parent or Merger Sub of their obligations to consummate the transactions whether or not the Financing is available.
6.14. Cooperation with Debt Financing.
(a) The Company shall use commercially reasonable efforts, and shall cause its Subsidiaries to use commercially reasonable efforts, and each of them shall use their commercially reasonable efforts to cause their respective Representatives, to provide such cooperation as is reasonably requested by Parent in connection with such financing arrangements as Parent may reasonably determine necessary or advisable in connection with the consummation of the Merger or the other transactions contemplated by this Agreement (including the Debt Financing). Such cooperation shall include the following:

(i) providing information that is reasonably necessary for Parent’s ability to prepare and negotiate credit agreements, guarantees, pledge and security documents (and, in each case, the disclosure schedules and exhibits thereto), closing certificates, and similar documents in connection with such financing arrangements;
(ii) (A) executing and delivering any pledge and security documents, currency or interest hedging arrangements, other definitive financing documents, or other certificates or documents as may be reasonably requested by Parent (including a certificate of the chief financial officer of the Company with respect to solvency matters in the form set forth as Annex I to Exhibit C to the Debt Commitment Letter); (B) assisting Parent in obtaining environmental assessments, surveys and title insurance; (C) assisting with the provision of the insurance certificates and endorsements, provided that neither the Company nor its Subsidiaries shall be obligated to obtain additional insurance that is effective prior to the Effective Time; and (D) otherwise reasonably facilitating the pledging of collateral and the granting of security interests in respect of such financing arrangements, in each case, solely to the extent reasonably necessary to consummate such financing;
(iii) furnishing Parent with the Required Financing Information and such other information reasonably requested in connection with such financing arrangements;
(iv) at the request of Parent, assisting with the migration, cash collateralization, backstopping, or other treatment determined by Parent of any letters of credit, bank guarantees, or similar instruments or arrangements of the Company and its Subsidiaries in connection with Closing, provided that any such actions may be planned prior to the Effective Time but shall not take effect prior to the Effective Time;
(v) cooperating with providers of such financing arrangements in performing reasonable due diligence; and
(vi) to the extent requested at least eight (8) Business Days prior to the Closing Date, promptly furnishing Parent and the providers of such financing arrangements at least three (3) Business Days prior to the Closing Date with all documentation and other information relating to the Company and its Subsidiaries that any lender providing or arranging such financing arrangements has determined is required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and beneficial ownership Laws, including a beneficial ownership certification in relation to the Company, which certification shall be substantially similar to the form of Certification Regarding Beneficial Owners of Legal Entity Customers, published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.
Notwithstanding the forgoing: (i) the effectiveness of documents or certificates in connection with such financing arrangements shall be conditioned upon the occurrence of the Closing and any execution of such documents prior to the Effective Time shall be held in escrow until the occurrence of the Effective Time and the Company’s authorization to release such executed documents from escrow and (ii) no liability shall be imposed on the Company or any of its Subsidiaries or any of their respective officers or employees before the Closing Date; provided that: (A) in no event shall the Company or any of its Subsidiaries be required to provide any such cooperation to the extent it would, in such party’s reasonable judgment, cause (1) the failure of any closing condition set forth in Article VII to be satisfied or any material delay in the satisfaction of any such condition, (2) a breach of any representation, warranty, covenant or agreement in this Agreement, or (3) any unreasonable interference with the ongoing operations of the Company or its Subsidiaries; (B) no obligation of the Company or any of its Subsidiaries or any of their respective Representatives on account of such financing arrangements shall be effective until the Effective Time; (C) prior to the Effective Time, in no event shall the Company or any of its Subsidiaries be required to pay any commitment or other fee or any out-of-pocket expense (other than customary expenses in connection with the cooperation described in this Section 6.14, all of which shall be reimbursed by Parent pursuant to Section 6.14(b)), enter into any definitive agreement or agree to provide any indemnity in connection with the Financing before the Effective Time; (D) nothing in this Section 6.14 shall require any action that would materially conflict with or violate the Company’s or any of its Subsidiaries’ organizational documents or any Laws or result in, before the Effective Time, the material contravention of any Material Contract to which the Company or its Subsidiaries is a party; (E) neither the Company nor its Subsidiaries nor any Person who is a director, officer or employee of the Company or its

Subsidiaries (and who will not remain officers, directors or employees immediately after the Effective Time) shall be required to: (1) pass resolutions or consents; or (2) execute any document or Contract that will become effective before the occurrence of the Closing in connection with the Financing (other than any notices, certificates, opinions, payoff letters, release documentation or other agreements executed pursuant to Section 6.19); (F) none of the Company or its Subsidiaries or any of their respective Representatives shall be required to provide access to, disclose or provide any information in connection with the Financing, which, in the reasonable judgment of the Company, is subject to attorney-client privilege, work product doctrine or other privilege applicable to such documents or information or would result in the disclosure of any trade secrets or the violation of any confidentiality obligation; provided that the Company or such Subsidiary shall use commercially reasonable efforts to provide an alternative means of disclosing or providing such information, and in the case of any confidentiality obligation, Company shall, to the extent permitted by such confidentiality obligations, notify Parent if any such information that Parent, Merger Sub or any Financing Source has specifically identified and requested is being withheld as a result of any such obligation of confidentiality; (G) none of the Company or its Subsidiaries or any of their respective Representatives shall be required to: (1) deliver any financial statements not otherwise publicly available or to provide (a) any such additional financial information that is not customarily prepared by the Company or its Subsidiaries in the ordinary course of business or (b) any pro forma financial information or projections, or (2) issue any offering or information documents or provide or to deliver (other than pursuant to Section 6.19) any legal opinion in connection with such debt arrangements; and (H) none of the Company or its Subsidiaries or any of their respective Representatives shall be required to take any action that would cause any director, officer, employee or other Representative of the Company or any of its Subsidiaries or any stockholder of the Company to incur personal liability. The Company will use its commercially reasonable efforts, and will cause each of its Subsidiaries to use its respective commercially reasonable efforts, to update any Required Financing Information provided to Parent and providers of such financing arrangements as may be necessary so that such Required Financing Information (1) is Compliant and (2) meets the applicable requirements set forth in the definition of “Required Financing Information.” The Company will notify Parent if the Company obtains any Knowledge that any of the Required Financing Information or any other information provided pursuant to this Section 6.14 contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not materially misleading.
(b) Parent shall: (x) promptly, upon written request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs and expenses (including (A) reasonable and documented out-of-pocket attorneys’ fees and (B) reasonable and documented out-of-pocket fees and expenses of the Company’s accounting firms engaged to assist in connection with the Financing, including performing additional requested procedures, reviewing any offering documents, participating in any meetings and providing any comfort letters) incurred by the Company or any of its Subsidiaries or their respective Representatives in connection with the cooperation of the Company and its Subsidiaries and Representatives contemplated by this Section 6.14 (the Parties understanding that the reimbursement set forth in this paragraph shall not apply to any fees, costs and expenses incurred by, or on behalf of, the Company in connection with its ordinary course financial reporting requirements); and (y) indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives from and against any and all losses, damages, claims, costs or expenses suffered or incurred by any of them in connection with the arrangement of the Financing (including the performance of their respective obligations under this Section 6.14) and any information used in connection therewith, in each case other than to the extent any of the foregoing was suffered or incurred as a result of (i) the fraud or willful misconduct of the Company or any of its Subsidiaries, or, in each case, their respective Representatives as determined in a final, non-appealable judgment of a court of competent jurisdiction, (ii) the material breach of this Agreement by the Company or (iii) any information provided to Parent in writing by the Company or any of its Subsidiaries for inclusion in any materials relating to the Financing (the “Reimbursement Obligations”).
(c) Parent and Merger Sub acknowledge and agree that the obtaining of the Financing is not a condition to Closing.
(d) The parties hereto acknowledge and agree that, notwithstanding anything to the contrary herein, the Company’s obligations under this Section 6.14 shall be deemed satisfied unless (i) the Company or its

Subsidiaries shall have materially breached their obligations under this Section 6.14 and (ii) such breach is the proximate cause of Parent being unable to obtain the proceeds of the Debt Financing at the Closing as a result of a failure of any condition to the availability of the Debt Financing (or Alternative Debt Financing, if applicable).
6.15. Other Actions by the Company.
(a) Takeover Laws. The Company, the Company Board and the Company Special Committee shall (i) take all actions necessary or appropriate so that no Takeover Law or restriction on “business combinations” (as defined in Article IX of the certificate of incorporation of the Company) in ARTICLE IX of the certificate of incorporation of the Company is or becomes applicable to this Agreement, the Merger or the other transactions contemplated by this Agreement; (ii) not take any action that would cause any Takeover Law or restrictions on “business combinations” (as defined in Article IX of the certificate of incorporation of the Company) in ARTICLE IX of the certificate of incorporation of the Company to become applicable to this Agreement, the Merger or the other transactions contemplated by this Agreement; and (iii) if the restrictions of any Takeover Law or the restrictions on “business combinations” (as defined in Article IX of the certificate of incorporation of the Company) in ARTICLE IX of the certificate of incorporation of the Company become applicable to this Agreement, the Merger or the other transactions contemplated by this Agreement, the Company, the Company Board and the Company Special Committee shall take all actions necessary or appropriate so that the Merger or such other transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effects of such Law or provision of the Company’s certificate of incorporation.
(b) Section 16 Matters. The Company and the Company Board (or a duly formed committee thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 promulgated under the Exchange Act)), shall, prior to the Effective Time, take all such actions as may be necessary or appropriate to cause the transactions contemplated by this Agreement and any other dispositions of equity securities of the Company (including derivative securities) in connection with the transactions contemplated by this Agreement by any individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable Law.
(c) Prior to the Effective Time, Merger Sub shall not engage in any activity of any nature except for activities related to or in furtherance of the transactions contemplated by this Agreement (including enforcement of its rights under this Agreement).
6.16. Obligations of Parent.
(a) Prior to the Effective Time, without the prior written consent of the Company, Parent shall not permit or agree to permit any Person to obtain any equity interests (or rights to obtain any equity interests) in Parent, except (i) as would not reasonably be expected to have a Parent Material Adverse Effect or (ii) as provided on Section 6.16(a) of the Parent Disclosure Schedule.
(b) Parent hereby (i) guarantees the due, prompt and faithful payment performance and discharge by Merger Sub of, and compliance by Merger Sub with, all of the covenants and agreements of Merger Sub under this Agreement and (ii) agrees to take all actions necessary, proper or advisable to ensure such payment, performance and discharge by Merger Sub and the Surviving Corporation hereunder.
6.17. FIRPTA Certificate and IRS Form. At or prior to the Closing, the Company shall deliver to Parent and Merger Sub a certificate and IRS notice in form and substance required under Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c) stating that the Company is not and has not been during the relevant period a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code. The Company hereby authorizes Parent to deliver such certificate and notice to the IRS on behalf of the Company upon the Closing. Notwithstanding anything to the contrary in this Agreement, (a) a breach of the obligations of the Company under this Section 6.17 will not be taken into account for purposes of determining whether any conditions set forth in ARTICLE VII have been satisfied and (b) Parent’s and Merger Sub’s sole recourse in the event of the breach of the obligations of the Company under this Section 6.17 will be to deduct or withhold, or cause to be deducted or withheld, from any amounts otherwise payable pursuant to this Agreement as provided in Section 4.2(g).

6.18. Notification of Certain Matters.
(a) During the Pre-Closing Period, the Company will give prompt notice to Parent upon becoming aware that any representation or warranty made by it in this Agreement has become untrue or inaccurate in any material respect, or of any failure by the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy, or failure would reasonably be expected to cause any of the conditions to the obligations of Parent and Merger Sub to consummate the Merger set forth in Section 7.2(a) or Section 7.2(b) or Section 7.2(c) to fail to be satisfied at the Closing. No such notification will affect or be deemed to modify any representation or warranty of the Company that is set forth in this Agreement or the conditions to the obligations of Parent and Merger Sub to consummate the Merger or the remedies available to the Parties under this Agreement.
(b) During the Pre-Closing Period, Parent will give prompt notice to the Company upon becoming aware that any representation or warranty made by Parent or Merger Sub in this Agreement has become untrue or inaccurate in any material respect, or of any failure by Parent or Merger Sub to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy or failure would reasonably be expected to cause any of the conditions to the obligations of the Company to consummate the Merger set forth in Section 7.3(a) or Section 7.3(b) to fail to be satisfied at the Closing. No such notification will affect or be deemed to modify any representation or warranty of Parent or Merger Sub that is set forth in this Agreement or the conditions to the obligations of the Company to consummate the Merger or the remedies available to the Parties under this Agreement.
(c) Notwithstanding anything to the contrary in this Agreement, a breach of the obligations of the Company or Parent under this Section 6.18 will not be taken into account for purposes of determining whether any conditions set forth in ARTICLE VII have been satisfied.
6.19. Treatment of Company Indebtedness.
(a) Unless otherwise directed by Parent, the Company shall (and shall cause its Subsidiaries to) deliver all notices and take all other actions required to facilitate at the Effective Time the termination of all commitments outstanding under the Existing Credit Document, the repayment in full of all obligations outstanding thereunder, the release of all Liens securing such obligations, and the release of all guarantees in connection therewith. In furtherance and not in limitation of the foregoing, the Company shall, and shall cause its Subsidiaries to, (A) use commercially reasonable efforts to deliver to Parent at least five (5) Business Days prior to the Closing Date, a draft payoff letter and draft related release documentation and (B) deliver to Parent at least one (1) Business Day prior to the Closing Date, an executed payoff letter and executed related release documentation, in each case, with respect to the Existing Credit Document (the “Payoff Letter”) in form and substance customary for transactions of this type, from the agent on behalf of the Persons to whom such Indebtedness is owed, which Payoff Letter together with any related release documentation shall, among other things, include the payoff amount and provide that all guarantees and Liens granted in connection therewith relating to the assets, rights and properties of the Company and its Subsidiaries securing such Indebtedness and any other obligations secured thereby, shall, upon the payment of the amount set forth in the Payoff Letter at the Effective Time, be released and terminated.
(b) Prior to the Effective Time, at Parent’s written request, the Company shall deliver any notices and documents and take all other actions that may be required under the terms of the Backstop Notes Indenture or under applicable Law, including in connection with transactions contemplated by this Agreement (including the consummation of the Merger); provided that the Company (or the applicable Subsidiary thereof) shall deliver a copy of any such notice or other document to Parent at least three (3) Business Days prior to delivering or entering into such notice or other document in accordance with the terms of the Backstop Notes Indenture (and the Company shall consider in good faith comments of Parent and its counsel thereon).
(c) Prior to the Effective Time, the Company shall, and shall cause its Subsidiaries to, take all necessary actions to ensure compliance with the Backstop Notes and the Backstop Notes Indenture. In furtherance of the foregoing, and in addition to the Company’s obligations under Section 6.19(b), within the time periods required by the terms of the Backstop Notes Indenture, the Company shall, and shall cause its Subsidiaries to, cooperate with Parent, at Parent’s request, by executing and delivering to the trustee under the Backstop Notes Indenture

(i) one or more supplemental indentures to the Backstop Notes Indenture in connection with the transactions contemplated by this Agreement (including the consummation of the Merger), as and to the extent required by the terms of the Backstop Notes Indenture, and (ii) one or more Officer’s Certificates and Opinions of Counsel (as such terms are defined in the Backstop Notes Indenture) and any other related documentation required by the Backstop Notes Indenture in connection with any such supplemental indenture or otherwise in connection with the transactions contemplated by this Agreement (including consummation of the Merger). Parent and its counsel will be responsible for preparing any such supplemental indenture.
(d) Notwithstanding anything to the contrary in the foregoing, the Company and its Subsidiaries shall not be required to (i) execute and deliver any supplemental indenture, Officer’s Certificate or Opinion of Counsel under this Section 6.18, the effectiveness of which is not conditioned upon consummation of the Merger or (ii) pay any commitment or other similar fee or incur or assume any liability or other obligation in connection with the actions contemplated by this Section 6.19 or be required to take any action that would subject it to actual or potential liability, bear any cost or expense or make any other payment or agree to provide any indemnity in connection with such actions, in each case prior to, or that is not conditioned upon the occurrence of, the Closing.
6.20. Rollover. From and after the date hereof until the fifteenth (15th) Business Day after the date hereof, Parent and its Affiliates shall be permitted to discuss with any direct or indirect holder of Common Stock and/or Company Warrants (including employees of the Company and its Subsidiaries) potential rollover or reinvestment arrangements (and to negotiate the terms of, and enter into definitive arrangements regarding, the same, which shall be in substantially the form attached hereto as Exhibit C) (such definitive arrangements shall be “Additional Rollover Agreements” and such holders who execute such Additional Rollover Agreements shall constitute “Additional Rollover Stockholders”); provided that Additional Rollover Stockholders shall not, in the aggregate, hold more than 2,500,000 shares of Common Stock on an as-converted basis; provided, further, that neither Parent nor any Affiliate thereof nor the Company shall enter into, any Additional Rollover Agreement that would, or be reasonably likely to (a) result in a filing required by Antitrust Laws or any other filing with a Governmental Authority that would not otherwise have been required absent such Additional Rollover Agreement, or (b) result in the conditions set forth in Section 7.1(b), Section 7.1(c) or Section 7.1(d) not being satisfied on or prior to the Outside Date.
ARTICLE VII
Conditions
7.1. Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each Party to effect the Merger is subject to the satisfaction or waiver (except with respect to Section 7.1(a), which shall not be waivable) at or prior to the Closing of each of the following conditions:
(a) Requisite Company Stockholder Approval. The Requisite Company Stockholder Approval shall have been obtained.
(b) Regulatory Approvals. The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated and the approvals, clearances or expirations of waiting periods under the other Antitrust Laws set forth on Section 7.1(b) of the Company Disclosure Schedule shall have been obtained or deemed obtained as a result of the expiry of applicable waiting periods.
(c) Laws or Orders. No court or other Governmental Authority of competent jurisdiction shall have enacted, announced, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) (collectively, an “Order”) that is then in effect and that restrains, enjoins, renders illegal or otherwise prohibits consummation of the Merger.
(d) CFIUS Approval. (i) The Parties shall have received written notice from CFIUS stating that: (A) CFIUS has concluded that the consummation of the Merger and the other transactions contemplated by this Agreement, as contemplated by this Agreement, are not “covered transactions” and not subject to review under the DPA; or (B) CFIUS has concluded a review or investigation of the notification voluntarily provided pursuant to the DPA with respect to the Merger and the other transactions contemplated by this Agreement and has concluded that there are no unresolved national security concerns, and has therefore terminated all action under the DPA; or (ii) if CFIUS has sent a report to the President of the United States (the “President”) requesting the President’s decision, then (1) the President has announced a decision not to take any action to suspend or prohibit the Merger or the other transactions contemplated by this Agreement, or (2) having received a report from CFIUS requesting the President’s decision, the President has not taken any action to suspend or prohibit the Merger or the other transactions contemplated by this Agreement after 15 days from the date the President received such report from CFIUS (“CFIUS Approval”).
7.2. Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Closing of the following conditions:
(a) Representations and Warranties. (i) The representation and warranty of the Company set forth in Section 5.1(b)(i) (Capital Structure), Section 5.1(g)(ii) (Absence of Material Adverse Effect) and Section 5.1(m) (Takeover Statutes) shall be true and correct as of date hereof and as of the Closing Date as though made as of such date; (ii) each of the representations and warranties of the Company set forth in Section 5.1(b)(iv) and Section 5.1(b)(v) (Capital Structure) shall be true and correct as of the date hereof and as of the Closing Date as though made as of such date (except to the extent that any such representation or warranty expressly speaks as of a particular date or period of time, in which case as of such particular date or period of time), except for any inaccuracies that would result in no more than a de minimis increase in the aggregate amount of the Merger Consideration; (iii) each of the representations and warranties of the Company set forth in the first sentence of Section 5.1(a) (Organization, Good Standing and Qualification), Section 5.1(b)(ii) (Capital Structure), the first sentence of Section 5.1(b)(iii) (Capital Structure), Section 5.1(c) (Corporate Authority; Approval and Fairness), and Section 5.1(t) (Brokers and Finders) shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made as of such date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct in all material respects as of such particular date or period of time); and (iv) the other representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date hereof and as of the Closing Date as though made as of such date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except, in the case of this clause (iv), for any failures of such representations and warranties to be so true and correct (without giving effect to any materiality limitations, such as “material,” “in all material respects” and “Material Adverse Effect” set forth therein) that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations and agreements required to be performed by it under this Agreement at or prior to the Closing.
(c) No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Material Adverse Effect.
(d) Company Closing Certificate. Parent and Merger Sub shall have received at the Closing a certificate signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) are satisfied.
7.3. Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following conditions:
(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct (disregarding all qualifications or limitations as to “materiality” and words of similar import set forth therein) as of the date hereof and as of the Closing Date as though made as of such date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(b) Performance of Obligations of Parent and Merger Sub. Each of Parent and Merger Sub shall have performed in all material respects all obligations and agreements required to be performed by it under this Agreement at or prior to the Closing.

(c) Parent Closing Certificate. The Company shall have received at the Closing a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) are satisfied.
ARTICLE VIII
Termination
8.1. Termination. This Agreement may be terminated and the Merger and any other transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time, whether before or (subject to the terms hereof) after receipt of the Requisite Company Stockholder Approval:
(a) by mutual written consent of the Company (upon approval of or prior favorable recommendation by the Company Special Committee) and Parent;
(b) by either Parent or the Company (upon approval of or prior favorable recommendation by the Company Special Committee) if the Merger shall not have been consummated on or before August 26, 2026 (the “Outside Date”); provided, however, that if, prior to the Outside Date, all of the conditions to the Closing set forth in ARTICLE VII have been satisfied or waived, as applicable, or for conditions that by their nature are to be satisfied at the Closing, shall then be capable of being satisfied (except for any condition set forth in Section 7.1(b) (Regulatory Approvals), Section 7.1(c) (No Orders), or Section 7.1(d) (CFIUS Approval)), then the Outside Date shall automatically be extended to November 27, 2026 (and if so extended, such later date being the Outside Date); provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to the Party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the proximate cause of the failure of the Merger to be consummated by such time (it being understood that Parent and Merger Sub shall be deemed a single Party for purposes of this provision);
(c) by either Parent or the Company (upon approval of or prior favorable recommendation by the Company Special Committee), if the Company Stockholders Meeting (as it may be postponed, recessed or adjourned in accordance with this Agreement) shall have concluded and the Requisite Company Stockholder Approval shall not have been obtained at such meeting; provided that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to the Party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the proximate cause of the failure to obtain the Requisite Company Stockholder Approval (it being understood that Parent and Merger Sub shall be deemed a single Party for purposes of this provision);
(d) by either Parent or the Company (upon approval of or prior favorable recommendation by the Company Special Committee), if any court or other Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated or entered any Order that permanently restrains, enjoins, renders illegal or otherwise permanently prohibits consummation of the Merger and such Order shall have become final and non-appealable; provided that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to the Party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the proximate cause of such Order (it being understood that Parent and Merger Sub shall be deemed a single Party for purposes of this provision);
(e) by Parent, if there has been a breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement such that any condition set forth in Section 7.2(a) or Section 7.2(b) would not be satisfied (and such breach is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) 30 days after the giving of notice thereof by Parent to the Company describing such breach in reasonable detail and stating Parent’s intention to terminate this Agreement and abandon the Merger and any other transactions contemplated by this Agreement or (ii) three Business Days prior to the Outside Date); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(e) shall not be available to Parent if at the time of such termination the Company would be entitled to terminate this Agreement pursuant to Section 8.1(f);
(f) by the Company (upon approval of or prior favorable recommendation by the Company Special Committee) if there has been a breach by Parent or Merger Sub of any representation, warranty, covenant or agreement set forth in this Agreement such that any condition set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied (and such breach is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) 30 days after the giving of notice thereof by the

Company to the breaching Party describing such breach in reasonable detail and stating the Company’s intention to terminate this Agreement and abandon the Merger and any other transactions contemplated by this Agreement or (ii) three Business Days prior to the Outside Date); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(f) shall not be available to the Company if at the time of such termination Parent would be entitled to terminate this Agreement pursuant to Section 8.1(e);
(g) by Parent, if the Company or any of its Subsidiaries has entered into any Alternative Acquisition Agreement or, prior to the time the Requisite Company Stockholder Approval is obtained and whether or not the Company is in compliance with Section 6.2, if a Change of Recommendation shall have been made or occurred;
(h) by the Company (upon approval of or prior favorable recommendation by the Company Special Committee) prior to the time the Requisite Company Stockholder Approval is obtained, in connection with entering into an Alternative Acquisition Agreement providing for a Superior Proposal in accordance with Section 6.2(e)(i); provided that prior to or substantially concurrently with such termination, the Company pays or causes to be paid to Parent the Company Termination Fee due to Parent in accordance with Section 8.2(b)(iii); or
(i) by the Company (upon approval of or prior favorable recommendation by the Company Special Committee), at any time before the Effective Time, if: (A) all of the conditions set forth in Section 7.1 and Section 7.2 have been, and continue to be, satisfied (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, each of which is capable of being and would be satisfied at the Closing) or, to the extent permitted by Law, waived; (B) Parent and Merger Sub shall have failed to consummate the Merger by the time the Closing was required to occur under Section 1.2; (C) the Company has irrevocably notified Parent in writing that, the Company stands ready, willing and able to consummate the Merger on the date such notice is delivered and through the end of the next succeeding three Business Days and, if Parent and Merger Sub are ready, willing and able to consummate the Merger, it will consummate the Merger; and (D) the Merger shall not have been consummated by the end of the third Business Day following receipt of such notice, it being understood that the Company will not be entitled to terminate this Agreement pursuant to this Section 8.1(i) if Parent has the valid right to terminate this Agreement pursuant to Section 8.1(e).
8.2. Effect of Termination and Abandonment.
(a) The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties specifying the provision of Section 8.1 pursuant to which this Agreement is being terminated. Except to the extent provided in this Section 8.2, in the event of termination of this Agreement in accordance with Section 8.1, this Agreement shall become void and of no effect with no liability to any Person on the part of any Party (or of any of its Representatives or Affiliates); provided that (i) the provisions set forth in this Section 8.2 and Article IX (other than Section 9.5(b)) shall survive the termination of this Agreement. and (ii) the Confidentiality Agreement shall survive the termination of this Agreement and remain in full force and effect in accordance with its terms. Notwithstanding the previous sentence, nothing in this Agreement will relieve any Party from any liability for damages resulting from any fraud or Willful Breach of this Agreement prior to the termination of this Agreement. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement and the Guaranty, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.
(b) Subject to Section 8.2(e), in the event that this Agreement is terminated:
(i) (A) (1) by either the Company or Parent pursuant to Section 8.1(b) (Outside Date), (2) by either the Company or Parent pursuant to Section 8.1(c) (Requisite Company Stockholder Approval Not Obtained) or (3) by Parent pursuant to Section 8.1(e) (Company Breach) following a breach by the Company of Section 6.2 (Acquisition Proposals; Change in Recommendation), Section 6.3 (Proxy Statement Filing), Section 6.4 (Company Stockholders Meeting) or Section 6.5 (Efforts);
(B) a bona fide Acquisition Proposal shall have been made publicly (or otherwise become publicly known) or announced or confidentially made to the Company or the Company Board which

Acquisition Proposal has not been irrevocably withdrawn at least four Business Days prior to the Company Stockholders Meeting or prior to (1) the Outside Date (in the case of clause (A)(1) above), (2) the Company Stockholders Meeting (in the case of clause (A)(2) above) and (3) the applicable breach (in the case of clause (A)(3) above); and
(C) within 12 months after such termination, the Company shall have consummated a transaction contemplated by an Acquisition Proposal or shall have entered into an Alternative Acquisition Agreement with respect to any Acquisition Proposal that is subsequently consummated; provided that, for purposes of this Section 8.2(b)(i)(C), the references to “25 percent or more” in the definition of “Acquisition Proposal” shall be deemed to be references to “more than 50 percent”;
(ii) by Parent pursuant to Section 8.1(g) (Change of Recommendation) (or at the time this Agreement is terminated under any section, Parent had the right to terminate this Agreement pursuant to Section 8.1(g) (Change of Recommendation)); or
(iii) by the Company pursuant to Section 8.1(h) (Superior Proposal); then, (1) in the case of Section 8.2(b)(i), substantially concurrently with consummation of or entry into an agreement with respect to such Acquisition Proposal, (2) in the case of Section 8.2(b)(ii), within two Business Days after termination of this Agreement and (3) in the case of Section 8.2(b)(iii), substantially concurrently with termination of this Agreement, the Company shall pay or cause to be paid a termination fee of $7,209,571 (the “Company Termination Fee”) to Parent by wire transfer of immediately available funds to an account designated in writing by Parent.
(c) If this Agreement is terminated pursuant to Section 8.1(f) (Parent or Merger Sub Breach) or Section 8.1(i) (Parent and Merger Sub Failure to Close) or Parent shall terminate this Agreement pursuant to Section 8.1(c) (Requisite Company Stockholder Approval Not Obtained) and at such time the Company could have validly terminated this Agreement pursuant to Section 8.1(f), (Parent or Merger Sub Breach), then Parent shall promptly (and in any event within five Business Days) after termination of this Agreement pay to the Company $12,000,000 in cash (the “Parent Termination Fee”) by wire transfer of immediately available funds in accordance with the payment instructions that have been provided to Parent by the Company as of the date hereof, or as provided or further updated by written notice by the Company from time to time.
(d) Each Party acknowledges that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, no Party would have entered into this Agreement; accordingly, if any Party fails to timely pay the other Party any amount due pursuant to Section 8.2(b) or Section 8.2(c), and, to obtain such payment, such other Party commences a suit that results in a judgment against the failing Party, the failing Party shall pay to such other Party its reasonable, documented and out-of-pocket costs and expenses (including the reasonable, documented and out-of-pocket attorneys’ fees of outside counsel, provided, that, in no event shall attorneys’ fees that are based on a contingency fee, “success” fee or any other type of fee arrangement that is dependent on the outcome of the proceedings be deemed to constitute reasonable, documented and out-of-pocket attorneys’ fees) in connection with such suit, together with interest thereon compounded annually at the prime rate as published in The Wall Street Journal (or if not reported therein, as reported in another authoritative source reasonably selected by the owed Party) in effect on the date such termination fee was required to be paid from such date through the date of full payment thereof (any such amounts of costs, expenses and interest, the “Enforcement Costs”); provided, that in no event shall any Party be required to pay Enforcement Costs in an aggregate amount exceeding $3,500,000.
(e) Limitations on Remedies.
(i) In no event shall the Company be required to pay a Company Termination Fee or Parent be required to pay the Parent Termination Fee on more than one occasion.
(ii) If this Agreement is validly terminated pursuant to Section 8.1, in circumstances where the Company Termination Fee (if any) is paid pursuant to and in accordance with Section 8.2(b), Parent and Merger Sub’s receipt of the Company Termination Fee, and any Enforcement Costs pursuant to and in accordance with Section 8.2(d), shall be the sole and exclusive remedies of Parent, Merger Sub and their respective Related Parties against the Company and its Related Parties pursuant to this Agreement and the transactions contemplated hereby (other than in respect of fraud or Willful Breach), including for any loss or monetary damages suffered as a result of any breach of any covenant or agreement in this Agreement or the failure of the Merger or any other transactions contemplated by this Agreement to be consummated (other than in respect of fraud or Willful Breach). Other than the obligations of the Company under this Agreement and the Confidentiality Agreement, in no event will the Company or any Company Related Party or any other Person have any liability for monetary damages to Parent or any other Person relating to or arising out of this Agreement or the Merger.
(iii) If this Agreement is validly terminated pursuant to Section 8.1, in circumstances where the Parent Termination Fee (if any) is paid pursuant to and in accordance with Section 8.2(c), the Company’s receipt of the Parent Termination Fee, any Enforcement Costs pursuant to and in accordance with Section 8.2(d), and any Reimbursement Obligations pursuant to Section 6.14(b), shall be the sole and exclusive remedies of the Company and its respective Related Parties against Parent, Merger Sub and their Related Parties pursuant to this Agreement and the transactions contemplated hereby (other than in respect of fraud or Willful Breach), including for any loss or monetary damages suffered as a result of any breach of any covenant or agreement in this Agreement or the failure of the Merger or any other transactions contemplated by this Agreement to be consummated (other than in respect of fraud or Willful Breach).
(f) Each of the Parties acknowledges and agrees that the Company Termination Fee and the Parent Termination Fee are not intended to be penalties, but rather are liquidated damages in a reasonable amount that will compensate a Party in the circumstances in which such fee is due and payable, for the efforts and resources expended and opportunities forgone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger and any other transactions contemplated by this Agreement, which amount would otherwise be impossible to calculate with precision.
(g) Following the termination of this Agreement in accordance with this ARTICLE VIII, Parent shall reimburse the Company as and to the extent provided by the Reimbursement Obligations (if any) and any reimbursable costs related to the Proxy Statement pursuant to Section 6.10.
(h) Notwithstanding anything to the contrary in Section 8.2(e)(iii), it is agreed that Parent, Merger Sub and the Company will be entitled to an injunction, specific performance or other equitable relief as provided in Section 9.5, except that, although the Company, in its sole discretion, may determine its choice of remedies hereunder, including by pursuing specific performance in accordance with, but subject to the limitations of, Section 9.5 (and, if the Company elects, doing so concurrently with seeking monetary damages and/or payment of the Parent Termination Fee), under no circumstances will the Company be permitted or entitled to receive both specific performance of the type contemplated by Section 9.5, on the one hand, and payment of the Parent Termination Fee and Reimbursement Obligations as and when due, pursuant to this Section 8.2, on the other hand.
ARTICLE IX
Miscellaneous and General
9.1. Survival. The representations, warranties, covenants and agreements of the Parties contained in this Agreement shall not survive the Closing except that this Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time, which shall survive to the extent expressly provided for herein.
9.2. Modification or Amendment. Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by Parent, Merger Sub and the Company, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided that after the receipt of the Requisite Company Stockholder Approval, no amendment shall be made that by applicable Law requires further approval by the holders of shares of Company Stock without obtaining such further approval.
9.3. Waiver. Other than Section 7.1, the conditions to each of the respective Parties’ obligations to consummate the Merger and any other transactions contemplated by this Agreement are for the sole benefit of such Party and may be waived by such Party in whole or in part to the extent permitted by applicable Law. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law (except to the extent specifically provided otherwise in Section 8.2).

9.4. Counterparts. This Agreement and any amendments to this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
9.5. Governing Law and Venue; Waiver of Jury Trial; Specific Performance.
(a) This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the Parties (i) irrevocably and unconditionally submits to the personal jurisdiction and exclusive venue of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, solely if jurisdiction is not then available in the Court of Chancery of the State of Delaware or the United States District Court for the District of Delaware, then the Complex Commercial Litigation Division of the Superior Court of the State of Delaware) (the “Chosen Courts”), in the event of any claim, action or proceeding between the Parties (whether in contract, tort or otherwise) arises out of or relating to this Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim and (iii) agrees that it shall not bring any claim, action or proceeding against any other Parties arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law, and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each Party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 9.6, such service to become effective 10 days after such mailing. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY LEGAL ACTION AGAINST ANY FINANCING SOURCE ARISING OUT OF OR RELATED TO THE DEBT FINANCING. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5, (1) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (2) MAKES THIS WAIVER VOLUNTARILY. Notwithstanding anything to the contrary in this Agreement, each Party expressly and irrevocably agrees that any action (whether at law, in contract or in tort) to which any Financing Source is party arising out of or in any way relating to the transactions contemplated hereby shall be brought exclusively in the Supreme Court of New York, County of New York (unless the Supreme Court of the State of New York, County of New York declines to accept jurisdiction over a particular matter, in which case, the United States District Court for the Southern District of New York) (together with the appellate courts thereof, the “New York Courts”), and each of the Parties hereby submits to the exclusive jurisdiction of the New York Courts for the purpose of any such action. Each Party irrevocably and unconditionally agrees not to assert (i) any objection which it may ever have to the laying of venue of any such litigation in any New York Court, (ii) any claim that any such action brought in any New York Court has been brought in an inconvenient form and (iii) any claim that any New York Court does not have jurisdiction with respect to such action.
(b) The Parties acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach or threaten to breach any such provisions. It is accordingly agreed that, at any time prior to the valid termination of this Agreement pursuant to ARTICLE VIII, subject to the limitations set forth therein and in this Section 9.5, the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement in any court referred to in Section 9.5(a) without proof of actual damages (and each Party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The Parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable or not appropriate on the basis that a remedy of monetary damages would provide an adequate remedy for any such breach. Under no circumstances will Parent or the Company be permitted or entitled to receive both specific performance that results in the occurrence of the Closing and any monetary damages.
(c) Notwithstanding anything in this Agreement to the contrary, and subject in all respects to this Section 9.5(c), it is acknowledged and agreed that Parent has a right to cause the Equity Financing to be funded, including by exercising its rights under the Equity Commitment Letters, and such right of Parent, and the right of the Company to specific performance in connection with enforcing such the Equity Commitment Letter and the obligation of Parent and Merger Sub to consummate the Closing, will be subject to the requirements that (i) all of the conditions set forth in Section 7.1 and Section 7.2 have been, and continue to be, satisfied or waived (other than those conditions that by their terms are to be satisfied by actions taken at the Closing each of which is capable of being and shall be satisfied at the Closing), or, to the extent permitted by Law, waived, (ii) the Debt Financing has been funded or will be funded in full at the Closing if the Equity Financing is funded at the Closing, (iii) the Company has irrevocably notified Parent in writing that (x) all conditions set forth in Section 7.1 and Section 7.2 have been satisfied (other than those conditions that by their terms are to be satisfied by actions taken at the Closing each of which is capable of being and shall be satisfied at the Closing) or, to the extent permitted by Law, waived, and (y) the Company stands ready, willing and able to consummate the Merger if the Equity Financing were funded, and (iv) the Merger has not been consummated within three (3) Business Days of the occurrence of the foregoing. In no event will the Company be entitled to enforce or seek to enforce specifically Parent’s obligation to cause the Equity Financing to be funded or to consummate the Merger if the Debt Financing would not be funded in full at the Closing substantially concurrently with the funding of the Equity Financing.
(d) Notwithstanding anything to the contrary in this Agreement or any other agreement entered into in connection with this Agreement, without limiting the Company’s right to obtain specific performance in accordance with Section 9.5(a) through Section 9.5(c), the maximum aggregate liability, whether in equity or at law, in Contract, in tort or otherwise, of the applicable Parent Related Parties (as provided in Section 9.14) collectively (including the Parent Termination Fee and monetary damages for breach of this Agreement) (i) under this Agreement or any other agreement entered into in connection with this Agreement; (ii) in connection with the failure of the transactions contemplated hereby (including the Financing) or under the or other agreements entered into in connection with this Agreement to be consummated; or (iii) in respect of any representation or warranty made or alleged to have been made in connection with this Agreement or any other agreement entered into in connection with this Agreement, will not exceed under any circumstances, including with respect to the Parent Termination Fee, if any, due and owing to the Company or damages sought by the Company for any fraud or Willful Breach, (A) an amount equal to exceed $15,000,000, plus (B) the amount, if any, of Enforcement Costs due and owing under Section 8.2(d) not to exceed $3,500,000, plus the amount, if any, of Reimbursement Obligations due and owing (collectively, the “Maximum Liability Amount”). In no event shall the maximum aggregate liability of the applicable Parent Related Parties (as provided in Section 9.14) exceed the Maximum Liability Amount; and in no event will the Company, its Affiliates or any of the foregoing’s respective Representatives seek, directly or indirectly, to recover against or compel payment from Parent’s Related Parties or any non-recourse party, seek directly or indirectly to recover or compel payment of, any damages or other payments whatsoever in excess of the Maximum Liability Amount.
9.6. Notices. All notices, requests, instructions or other communications or documents to be given or made hereunder by any Party to the other Parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the Party for whom it is intended, (b) served by an internationally-recognized overnight courier service upon the Party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:

If to Parent or Merger Sub:

c/o Searchlight Capital Partners, L.P.
745 Fifth Avenue, 27th Floor
New York, New York 10151
Attention:	Nadir Nurmohamed

with a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:	Steven A. Cohen

If to the Company:

KORE Group Holdings, Inc.
1155 Perimeter Center West, 11th Floor
Atlanta, GA 30338
Attention:	Jack W. Kennedy Jr.; Anthony Bellomo

with a copy to (which shall not constitute notice):

Troutman Pepper Locke LLP
600 Peachtree Street NE, Suite 3000
Atlanta, Georgia 30308
Attention:	Paul Davis Fancher; Coburn R. Beck

If to the Company Special Committee:

KORE Group Holdings, Inc.
1155 Perimeter Center West, 11th Floor
Atlanta, GA 30338
Attention:	Jack W. Kennedy Jr.; Anthony Bellomo

with a copy to (which shall not constitute notice):

Richards, Layton & Finger, P.A.
920 N. King Street
Wilmington, Delaware 19801
Attention:	Michael D. Allen; Robert B. Greco

or to such other Person or addressees as has or have been designated in writing by the Party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving Party (w) upon actual receipt, if delivered personally, (x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three Business Days after deposit in the mail, if sent by registered or certified mail or (z) when transmitted by email (so long as no notice of failure of delivery is received by the sender). Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 9.6. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 9.6 as of the date of rejection, refusal or inability to deliver.
9.7. Entire Agreement. This Agreement (including any exhibits, annexes and schedules hereto, but excluding all disclosure letters, disclosure schedules or similar documents or instruments to be delivered in connection with this Agreement that modify, supplement, qualify, or make exceptions to representations, warranties, covenants or conditions contained in this Agreement (which shall not be deemed part of this Agreement for purposes of any provision of the DGCL, but which shall have the effects provided in this Agreement)), the Confidentiality Agreement and the documents and other agreements among the Parties, or any of them, as contemplated by or referred to herein, including the Company Disclosure Schedule, the Parent Disclosure Schedule, the Voting Agreement, the Rollover Agreements, the Additional Rollover Agreements, the Financing Letters and the Guaranty, together with each other agreement entered into by or among any of the Parties as of the date of this Agreement, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the Parties with respect to the subject matter hereof.
9.8. No Third-Party Beneficiaries. Except as provided in this Section 9.8, Parent and the Company hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided that if, and only if, the Effective Time occurs, (a) the holders of shares of Company Stock and the holders of Company Warrants, Company RSUs and Company Cash Awards shall be third-party beneficiaries of, and entitled to rely on, the provisions of ARTICLE IV (Effect of the Merger; Exchange of Shares) and (b) the Indemnified Parties shall be third-party beneficiaries of, and entitled to rely on, Section 6.11 (Indemnification; Directors’ and Officers’ Insurance). The Parties further agree that the rights of third-party beneficiaries under the first proviso of this Section 9.8 shall not arise unless and until the Effective Time occurs. Notwithstanding anything in this Agreement to the contrary, (a) the provisions of Section 8.2(e)(i) and Section 8.2(e)(ii) will inure to the benefit of the Company Related Parties, each of whom are intended to be third-party beneficiaries thereof (it being understood and agreed that the provisions of such Section will be enforceable by the Company Related Parties), (b) the provisions of Section 8.2(e)(i) and Section 8.2(e)(iii) will inure to the benefit of the Parent Related Parties, each of whom are intended to be third-party beneficiaries thereof (it being understood and agreed that the provisions of such Sections will be enforceable by the Parent Related Parties), and (c) subject to Section 8.2 (if this Agreement has been terminated pursuant to Section 8.1) and the last sentence of this Section 9.8, the Company shall have the right to recover, in accordance with Section 261(a)(1) of the DGCL, to the extent proven, any damages based on loss of the economic benefit of the bargain of the transactions contemplated by this Agreement to the stockholders of the Company and holders of Company Warrants, Company RSUs and Company Cash Awards (taking into consideration other transaction opportunities available to the Company). Notwithstanding anything herein to the contrary, the rights granted pursuant to clause (c) of the preceding sentence of this Section 9.8 with respect to the recovery of damages based on the loss of the economic benefit of the bargain of the transactions contemplated by this Agreement to the stockholders of the Company (taking into consideration other transaction opportunities available to the Company) shall only be enforceable by the Company, and not by the stockholders or other securityholders of the Company, and the Company shall be entitled to retain the amount of any such payment so received.
9.9. Obligations of Parent and of the Company. Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action.

9.10. Definitions. Capitalized terms used in this Agreement have the meanings specified in Annex A.
9.11. Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
9.12. Interpretation; Construction.
(a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated.
(b) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or Article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in any representation or warranty in this Agreement shall mean such Law as in effect as of the date of this Agreement (or if such representation or warranty expressly speaks as of a particular date or period of time, then as of such particular date or period of time). References to “$” and “dollars” are to the currency of the United States of America. Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee). The terms “provided to” or “made available to,” with respect to documents required to be provided by the Company to Parent or Merger Sub, include documents filed or furnished by the Company with the SEC or in the virtual data room titled “Project Kona” located at Datasite at least 24 hours prior to the date hereof. The word “or” shall not be exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” “Writing,” “written” and comparable terms refer to printing, typing, and other means of reproducing in a visible form. Any reference to any particular Code section or any other Law will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified.
(c) The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.
9.13. Successors and Assigns. No Party may assign either this Agreement or any of its rights, interests or obligations under this Agreement without the prior written approval of the other Parties. This Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment, to the extent permitted hereunder, by any Party will relieve such Party of any of its obligations under this Agreement. Any purported assignment in violation of this Agreement is void.
9.14. No Recourse. In no event will the Company, whether prior to or after termination of this Agreement, seek or obtain, nor will it permit any of its Representatives to seek or obtain, nor will any other Person be entitled to seek or obtain, any monetary recovery or monetary award of any kind (including consequential, special, indirect or punitive damages) against any Parent Related Party with respect to this Agreement, the Equity Commitment Letter or the Guaranty or the transactions contemplated hereby and thereby (including any breach by Guarantors, Parent or

Merger Sub), the termination of this Agreement, the failure to consummate the transactions contemplated hereby or any claims or actions under applicable Laws arising out of any such breach, termination or failure, except, in each case, for claims that the Company may assert (a) against any Person that is a party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement; (b) against Parent or Merger Sub to the extent expressly provided for in this Agreement, the Guaranty or the Equity Commitment Letter, (c) against Guarantors to the extent expressly provided for in this Agreement, the Guaranty or the Equity Commitment Letter or (d) against any Person that is a party to, and solely pursuant to the terms and conditions of, the Voting Agreement. Notwithstanding anything to the contrary in this Agreement, no Affiliate of any party hereto or of any party to the Guaranty or any former, current or future officers, employees, directors, partners, shareholders, equity holders, managers, members, clients, attorneys, agents, advisors or other Representatives of any party hereto or of any party to the Guaranties or the Equity Commitment Letter or of any such Affiliate (each, a “Non-Recourse Party”) shall have any Liability for any Liabilities of any party hereto under this Agreement or for any claim or proceeding (whether in contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) based on, in respect of or by reason of the transactions contemplated by this Agreement (including in respect of any written or oral representation made or alleged to be made in connection herewith), the termination of this Agreement (or any matter forming the basis for such termination), the failure to consummate the Merger or the other transactions contemplated by this Agreement or any claims or actions under applicable Law arising out of any such breach, termination or failure. Notwithstanding anything to the contrary in this Agreement or any other agreement referenced herein but subject to Section 9.8, no Party hereto will be responsible or liable for any multiple, consequential, indirect, special, statutory, exemplary or punitive damages that may be alleged as a result of this Agreement, any other agreement referenced herein or the transactions contemplated by this Agreement, or the termination or abandonment of any of the foregoing.
9.15. Necessary Further Actions. If, at any time after the Effective Time, any further action is determined by Parent or the Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest in the Surviving Corporation the full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.
9.16. Financing Provisions. Notwithstanding anything in this Agreement to the contrary, the Company, on behalf of itself, its Subsidiaries and each of its controlled Affiliates, hereby: (a) agrees that any legal action, whether in law or in equity, whether in contract or in tort or otherwise, involving the Financing Sources, arising out of or relating to, this Agreement or the Debt Financing, shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, so long as such forum is and remains available, and any appellate court thereof and each party hereto irrevocably submits itself and its property with respect to any such legal action to the exclusive jurisdiction of such court, (b) agrees that any such legal action shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise provided in any agreement relating to the Debt Financing and except to the extent relating to the interpretation of any provisions in this Agreement (including any provision in the Debt Commitment Letter or in any Definitive Debt Financing Agreements that expressly specifies that the interpretation of such provisions shall be governed by and construed in accordance with the law of the State of Delaware), (c) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable law trial by jury in any such legal action brought against the Financing Sources in any way arising out of or relating to, this Agreement or the Debt Financing, (d) agrees that none of the Financing Sources shall have any liability to the Company or any of its Subsidiaries or any of their respective controlled Affiliates or Representatives relating to or arising out of this Agreement or the Debt Financing (subject to the last sentence of this Section 9.17) and (e) agrees that the Financing Sources are express third party beneficiaries of, and may enforce, any of the provisions of this Section 9.17 and that this Section 9.17 may not be amended in a manner materially adverse to the Financing Sources without the written consent of the Financing Entities (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, nothing in this Section 9.17 shall in any way limit or modify the rights and obligations of Parent under this Agreement or any Financing Source’s obligations to Parent under the Debt Commitment Letter or the rights of the Company and its Subsidiaries against the Financing Sources with respect to the Debt Financing or any of the transactions contemplated thereby or any services thereunder following the Closing Date.
[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first written above.

KONA PARENT, L.P.

By:	KONA Parent GP, LLC, its general partner

By:	/s/Andrew Frey
Name:	Andrew Frey
Title:	Authorized Person

KONA MERGER SUB CO.

By:	/s/Andrew Frey
Name:	Andrew Frey
Title:	Chief Executive Officer, Secretary

KORE GROUP HOLDINGS, INC.

By:	/s/Ronald Totton
Name:	Ronald Totton
Title:	President and Chief Executive Officer

ANNEX A
DEFINED TERMS
“Acceptable Confidentiality Agreement” means an agreement with the Company that is either (a) in effect as of the date hereof; or (b) executed, delivered and effective after the date hereof, in either case (i) containing provisions that require any counterparty thereto (and any of its Affiliates and Representatives named therein) that receive non-public information of or with respect to the Company to keep such information confidential (subject to customary exceptions), (ii) other than with respect to any immaterial provisions, containing confidentiality provisions not less favorable to the Company in any material respect than the terms of the Confidentiality Agreements and (iii) that does not (A) prohibit the Company from providing any information to Parent in accordance with, or otherwise complying with Section 6.2 or (B) provide for the reimbursement by the Company or any of its Subsidiaries of any of the counterparty’s costs or expenses.
“Acquisition Proposal” means any proposal or offer from a Third Person relating to any transaction or series of related transactions that, if consummated, would result in (a) a direct or indirect purchase or acquisition by a Third Person of the assets of the Company constituting 25 percent or more of the consolidated net revenues, net income or total assets (including equity securities of the Subsidiaries of the Company) of the Company and its Subsidiaries, taken as a whole; (b) any direct or indirect purchase or acquisition by a Third Person of beneficial ownership of 25 percent or more of the total outstanding voting power of the Company; or (c) a direct or indirect merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or other similar transaction involving the Company pursuant to which such Third Person (or its equityholders) would hold securities representing 25 percent or more of the total outstanding voting power of the Company (or the surviving or resulting entity) after giving effect to such transaction.
“Affiliate” means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with a second Person, provided each Guarantor and its controlled Affiliates shall be deemed Affiliates of Parent and Merger Sub. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.
“Anti-Corruption Laws” means all U.S. and applicable non-U.S. Laws relating to the prevention of corruption, money laundering, and bribery, including the U.S. Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010, 18 U.S.C. §§ 1956 and 1957 and the Bank Secrecy Act, as amended by the USA PATRIOT Act, 31 U.S.C. §§ 5311 et seq., and its implementing regulations, 31 C.F.R. Chapter X.
“Antitrust Law” means the Sherman Antitrust Act of 1890, as amended, the Clayton Antitrust Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act of 1914, as amended, and all other federal, state, foreign or supranational statutes, rules, regulations, Orders, decrees, administrative and judicial doctrines and other Laws, including any antitrust, competition, trade or foreign investment Laws and regulations that are designed or intended to (i) prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, or (ii) regulate foreign investments.
“Backstop Notes” means the 5.50% Exchangeable Senior Notes due 2028, issued to a lender and its affiliates by KORE Wireless Group, Inc. and guaranteed by the Company, in an aggregate principal amount of $120.0 million.
“Backstop Notes Indenture” means that certain Amended and Restated Indenture, dated as of November 15, 2021, by and among the Company, KORE Wireless Group, Inc. and Wilmington Trust, National Association.
“Business Day” means any day ending at 11:59 p.m. (New York time) other than a Saturday or Sunday or a day on which banks in the County of New York, New York are required or authorized to close.
“Business IP” means (a) Owned IP, and (b) Intellectual Property Rights used in or necessary for the operation of the business of the Company or any of its Subsidiaries.
“CFIUS” means the interagency Committee on Foreign Investments in the United States.
“Common Stock” means the shares of common stock, par value $0.0001 per share, of the Company.
A-1-1

“Company Equity Plan” means the KORE Group Holdings, Inc. 2021 Long-Term Stock Incentive Plan, as amended or restated.
“Company Related Party” means any Related Party of the Company.
“Company Stock” means the Common Stock and the Preferred Stock.
“Company System” means the software, hardware, networks and other computer systems administered, controlled, owned, licensed or leased by the Company or any of its Subsidiaries.
“Company Warrants” means the Penny Warrants, Private Placement Warrants and Public Warrants.
“Compliant” means, with respect to the Required Financing Information, without giving effect to any supplements or updates, that: (a) such Required Financing Information does not contain any untrue statement of a material fact regarding the Company and its Subsidiaries or omit to state any material fact regarding the Company and its Subsidiaries necessary in order to make such Required Financing Information not misleading; (b) no audit opinion or authorization letter with respect to any financial statements (or any portion thereof) contained in the Required Financing Information shall have been withdrawn, amended or qualified; and (c) the Company shall not have indicated its intent to restate any historical financial statement (or any portion thereof) contained in the Required Financing Information, and no such restatement shall be under active consideration or a possibility.
“Confidential Information” means confidential information and proprietary information, including financial and business information.
“Contract” means any agreement, lease, license, contract, note, bond, mortgage, indenture, arrangement or other obligation.
“Disinterested Stockholders” means all holders of outstanding shares of Common Stock other than (a) Searchlight IV KOR, L.P. and its Affiliates (“Searchlight”), (b) Abry Partners, LLC and its Affiliates (“Abry”), (c) the other Rollover Stockholders, (d) all Persons that the Company has determined to be “officers” of the Company within the meaning of Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended, and (d) all members of the Company Board who are affiliated with Searchlight or Abry or any of the other Rollover Stockholders.
“Environmental Law” means any Law relating to pollution, the protection of the environment, or human health and safety.
“ERISA Affiliate” means each Person that, at any relevant time, would be treated together with the Company or any of its Subsidiaries as a “single employer” within the meaning of Section 4001(b) of ERISA or Section 414(b), (c), (m) or (o) of the Code.
“Exchange” means with respect to any Person, any U.S. or non-U.S. securities, commodities, futures, options, derivatives or other financial product exchange, transaction facility or other financial market or system (and its clearinghouse, if any) through which such Person or any of its Affiliates conducts trading.
“Existing Credit Document” means that certain Credit Agreement, dated as of November 9, 2023 by and among KORE Wireless Group Inc., the Company, King LLC Merger Sub LLC (as successor to Maple Intermediate Holdings Inc.), WhiteHorse Capital Management, LLC and the lenders party thereto(and as amended, supplemented, waived or otherwise modified from time to time prior to the date hereof).
“Financing Sources” means the debt providers, agents, arrangers and lenders that provide or arrange the Debt Financing, including the debt providers, agents, arrangers and lenders party to the Debt Commitment Letter (the “Financing Entities”), any joinder agreements, credit agreements or other definitive documentations relating thereto entered into in connection therewith, together with their respective Representatives and Affiliates and their respective Representatives’ and Affiliates’ officers, directors, general or limited partners, shareholders, members, employees, controlling Persons, agents and representatives and their respective permitted successors and assigns; provided, that neither Parent nor Merger Sub shall be a Financing Source.
“Group” shall have the meaning given to such term under Section 13 of the Exchange Act.
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“Hazardous Substance” means any material, substance, chemical, contaminant or waste that is listed, regulated, classified or defined as hazardous, toxic or as a pollutant, or for which liability or standards of conduct may be imposed, under any Environmental Law, including any petroleum constituents, radioactive materials, radon, asbestos and asbestos containing materials, per- and polyfluoroalkyl substances, pesticides, regulated levels of mold or polychlorinated biphenyls.
“Indebtedness” of any Person means, without duplication: (i) the principal of and accrued and unpaid interest in respect of (A) indebtedness of such Person for money borrowed, and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments; (ii) all obligations under capital or direct financing leases or any lease that is required to be classified as a finance lease on the face of a balance sheet prepared in accordance with GAAP (but excluding any operating leases); (iii) to the extent drawn, reimbursement obligations under letters of credit or similar credit, performance, or surety transactions; (iv) all obligations of such Person under any swap, hedging, or similar agreement or arrangement that would be payable to terminate such arrangements, calculated, as of the date Indebtedness is determined, as the amount of any payments that would be required to be paid by such Person, as applicable, to the counterparty banks in the event of an early unwind or early termination of such instruments transactions on such date less any amount payable to such Person in connection to such unwind or termination; (v) all obligations for the deferred purchase price of property, services, equity, or other assets (including all seller notes, “earn-out” or similar contingent payment obligations (with respect to “earn-outs” and similar contingent payment obligations, solely to the extent that such obligations have become due and payable)); (vi) all obligations of the type referred to in the foregoing clauses (i) through (v) of another Person secured by any Lien on any property or asset of such first Person; and (vii) all guarantees or similar arrangements by such Person, as applicable, of obligations of the type referred to in the foregoing clauses (i) through (vi) in respect of any other Person, it being understood that the amount of any of the foregoing Indebtedness described in clauses (i) through (vii) shall include any and all accrued interest, prepayment, breakage, and make-whole fees, expenses, premiums or penalties, related thereto, and any other fees and expenses required to be paid by such Person upon repayment thereof, in each case, including as a result of or in connection with the Closing.
“Intellectual Property Rights” means, in any and all jurisdictions throughout the world, all intellectual property and proprietary rights, including all (a) patents, divisionals, continuations, renewals, extensions, reexaminations, inventions, trademarks, trade names, trade dress, domain names, copyrights, designs and trade secrets, (b) applications for and registrations of patents, trademarks, service marks, trade names, trade dress, domain names, copyrights and designs, (c) processes, formulae, methods, schematics, technology, know-how, computer software programs (including source code and object code) and applications, data and databases and (d) other intangible proprietary or confidential information.
“Knowledge” of any Person that is not an individual means the actual knowledge of, for the Company, the individuals set forth in Section 5.1.A of the Company Disclosure Schedules, and for Parent, the individuals set forth in Section 5.2.A of the Parent Disclosure Schedules.
“Leased Real Property” means the leasehold or subleasehold interests and any other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interests in real property held by the Company or any of its Subsidiaries under the Real Property Leases.
“Lien” means any mortgage, lien, license, pledge, charge, security interest, deed of trust, U.S. Uniform Commercial Code lien, right of first refusal, easement, restriction, or similar encumbrance in respect of any property (real or personal) or asset, including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset.
“Material Adverse Effect” means any change, effect, event, occurrence, circumstance, fact or development that (x) has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole or (y) has prevented, materially delayed or materially impaired the ability of the Company to consummate the transactions contemplated by this Agreement; provided, however, that in the case of clause (x) of this definition, no change, effect, event, occurrence, circumstance, fact or development resulting from the following shall constitute a Material Adverse Effect or be taken into account in determining whether a Material Adverse Effect has occurred, is occurring or would be occurring: (a) changes in the economy or financial, debt, credit or securities markets generally
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in the United States or any other country or region in the world, or changes in conditions in the global economy generally; (b) changes generally affecting the industries in which the Company and its Subsidiaries operate; (c) changes in United States generally accepted accounting principles (“U.S. GAAP”) or in any Law, or the official interpretations thereof; (d) changes in any political or geopolitical, regulatory, legislative or social conditions, acts of war (whether or not declared), hostilities, military actions or acts of terrorism, or any escalation or worsening of the foregoing; (e) weather conditions or acts of God (including storms, earthquakes, tsunamis, tornados, hurricanes, pandemics, epidemics or other outbreaks of disease, quarantine restrictions, floods, droughts or other natural disasters and force majeure events) (or escalation or worsening of any such events or occurrences, including, as applicable, subsequent wave(s)); (f) a decline, in and of itself, in the market price or trading volume of the shares of Common Stock on the New York Stock Exchange or any other securities market or in the trading price of any other securities of the Company or any of its Subsidiaries; provided that the underlying causes of any such decline may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; (g) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings, cash flow or cash position or other financial metrics (whether such projections, forecasts, estimates or predictions were made by the Company or independent third parties) for any period; provided that the underlying causes of any such failure may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; (h) the execution, announcement or performance of this Agreement or the consummation of the transactions contemplated hereby, including the Merger, including, in each case the impact thereof on relationships with lenders, employees, customers, suppliers, distributors, partners, vendors or other Persons (provided, that this clause (h) shall not apply to the Company’s and its Subsidiaries compliance with Section 6.1 or any representation or warranty contained in this Agreement to the extent that such representation or warranty is intended to address the consequences of the negotiation, execution or delivery of this Agreement, the performance of the requirements of this Agreement or the announcement, pendency or consummation of this Agreement or the transactions contemplated hereby or for the purpose of the condition set forth in Section 7.2(a) as it relates to such representations and warranties on or prior to the Closing shall be taken into account for determining whether a Material Adverse Effect has occurred); (i) any action or claim made or brought by any of the current or former stockholders of the Company (or on their behalf or on behalf of the Company) (in their capacity as such) against the Company or any of its directors, officers or employees solely to the extent arising out of this Agreement or the transactions contemplated hereby, including the Merger; or (j) actions specifically required by the terms of this Agreement to be taken by the Company, or the failure of the Company to take any action that the Company is specifically prohibited by the terms of this Agreement from taking or the CFIUS Approval; except, in the case of clause (a) through clause (e), to the extent the Company and its Subsidiaries, taken as a whole, are materially disproportionately adversely affected by such changes, effects, events, occurrences or developments, compared to other participants in the industry in which the Company operates and then solely to the extent of any such disproportionality.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Owned IP” means any Intellectual Property Rights owned by the Company or any of its Subsidiaries, which shall include the Registered Intellectual Property.
“Parent Related Party” means any Related Party of Parent.
“Penny Warrants” means the warrants issued by the Company to Searchlight IV KOR, L.P. on November 15, 2023, and December 13, 2023.
“Permitted Liens” means: (a) Liens for Taxes or assessments that are (i) not yet due or delinquent or (ii) being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with U.S. GAAP; (b) statutory liens or landlords’, carriers’, warehousemen’s, mechanics’, suppliers’, workmen’s, materialmen’s or repairmen’s liens or other like Liens arising or incurred in the ordinary course of business; (c) with respect to the Leased Real Property, (i) easements, covenants, conditions, restrictions or other similar matters of record that do not materially impair the use, occupancy or value of such Leased Real Property, including any other agreements, conditions or restrictions that are shown by a current title report or other similar report or listing or implied by law, including easements for streets, alleys, highways, telephone lines, power lines, and railways, and all matters of public record, (ii) zoning, building, subdivision or other similar requirements or restrictions which are imposed by any Governmental Authority of competent jurisdiction which are not violated by the current use or occupancy of such Leased Real Property or the operation of the business thereon and (iii) mechanics liens and similar liens for labor, materials or supplies provided with respect to such Leased Real
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Property incurred in the ordinary course of business for amounts which are not due and payable, are being contested in good faith, and are not, individually or in the aggregate, material; (d) pledges or deposits under workmen’s compensation Laws, unemployment insurance Laws, social security, retirement or similar legislation, or good-faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business; (e) non-exclusive licenses and similar non-exclusive rights granted by the Company with respect to Intellectual Property Rights granted in the ordinary course of business; and (f) Liens, charges, fees or assessments for business parks, industrial parks or other similar organizations not yet due or delinquent.
“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Authority or other entity of any kind or nature.
“Preferred Stock” means the shares of preferred stock, par value $0.0001 per share, of the Company.
“Private Placement Warrants” means the warrants to purchase one (1) share of Common Stock at an adjusted exercise price of $57.50 per share, subject to further adjustment, on the terms and conditions set forth in the Warrant Agreement, issued by the Company to Affiliates of Cerberus Telecom Acquisition Corp. pursuant to the Private Placement Units Purchase Agreement by and between Cerberus Telecom Acquisition Corp. and Cerberus Telecom Acquisition Holdings, LLC, dated as of October 21, 2020.
“Protected Information” means personally identifying or other information and data that is subject to any applicable Law or defined as “personal information” or a similar term under applicable Law (whether of employees, contractors, consultants, customers, consumers, or other Persons and whether in electronic or any other form or medium) or that is accessed, collected, used, processed, stored, shared, distributed, transferred, disclosed, destroyed, modified, compromised, transmitted or disposed of by or on behalf of the Company or any of its Subsidiaries.
“Public Warrants” means the warrants to purchase one (1) share of Common Stock at an exercise price of $57.50 per share, subject to adjustment, on the terms and conditions set forth in the Warrant Agreement, other than the Private Placement Warrants.
“Real Property Leases” means the leases, subleases, licenses or other agreements, including all amendments, extensions, renewals, guaranties or other agreements with respect thereto, under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy any real property.
“Redacted Fee Letter” means the fee letter referred to in the Debt Commitment Letter with a Financing Source with respect to the Debt Financing in which the only redactions are pricing, fee amounts, and other economic provisions that are customarily redacted in connection with merger agreements of this type; provided that, in each case, such redactions do not relate to any terms that would be reasonably likely to adversely affect the conditionality, enforceability, availability, termination or aggregate principal amount of the Debt Financing.
“Registered Intellectual Property” means all Intellectual Property Rights owned or purported to be owned by the Company or any of its Subsidiaries and issued by, registered with, renewed by or the subject of a pending application before any Governmental Authority and, with respect to domain name registrations owned or purported to be owned by the Company, domain name register.
“Regulation S-K” shall mean Regulation S-K promulgated under the Securities Act.
“Regulation S-X” shall mean Regulation S-X promulgated under the Securities Act.
“Related Party” means, with respect to a Party, such Party and any of such Party’s respective former, current or future Affiliates and any of the foregoing’s respective former, current or future, direct or indirect, officers, directors, employees, Affiliates, shareholders, equity holders, managers, members, partners, agents, attorneys, advisors, financing sources or other Representatives or any of the foregoing’s respective successors or assigns.
“Representative” means, with respect to any Person, its directors (including the employees and Affiliates of such Person), officers, employees, Affiliates, investment bankers, financial advisors, attorneys, accountants, and other representatives and advisors.
“Required Financing Information” means the financial statements provided pursuant to Section 6.14(a)(iii) and the financial information required by Section 4 of Exhibit C of the Debt Commitment Letter.
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“Requisite Company Stockholder Approval” means the adoption of this Agreement by (a) the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon and (b) the holders of a majority of votes cast by the Disinterested Stockholders at the Company Stockholders Meeting.
“Sanctioned Country” means any country or region or government thereof that is, or has been in the last five years, the subject or target of a comprehensive embargo under Trade Controls (including Cuba, Iran, North Korea, Syria, Venezuela, and the Crimea, the so-called “Donetsk People’s Republic,” and the so-called “Luhansk People’s Republic” regions of Ukraine).
“Sanctioned Person” means any Person that is the subject or target of Sanctions or restrictions under Trade Controls including: (a) any Person listed on any U.S. or non-U.S. Sanctions- or export-related restricted party list, including the OFAC List of Specially Designated Nationals and Blocked Persons, or any other OFAC, U.S. Department of Commerce Bureau of Industry and Security, or U.S. Department of State Sanctions- or export-related restricted party list; (b) any Person that is, in the aggregate, 50 percent or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (a); or (c) any Person located, organized, or resident in or a national of a Sanctioned Country.
“Sanctions” means all U.S. and applicable non-U.S. Laws relating to economic or trade sanctions, including the Laws administered or enforced by the United States (including by OFAC or the U.S. Department of State) and the United Nations Security Council.
“Series A-1 Certificate of Designations” means the Certificate of Designations of Preferences, Rights and Limitations for the Series A-1 Preferred Stock.
“Series A-1 Preferred Stock” means the shares of Preferred Stock, designated as Series A-1 Preferred Stock, of the Company.
“Series A-2 Preferred Stock” means the shares of Preferred Stock, designated as Series A-2 Preferred Stock, of the Company.
“Solvent” means, with respect to any Person, that (a) the then present fair saleable value (determined on a going concern basis) of the assets of such Person, together with its Subsidiaries, taken as a whole, is greater than the total amount of such Person’s, together with its Subsidiaries’, probable liabilities and Indebtedness as such liabilities and Indebtedness become absolute or matured; (b) such Person is able to pay its Indebtedness and liabilities as they become absolute and matured; and (c) such Person, together with its Subsidiaries, taken as a whole, will not have an unreasonably small amount of capital to carry on its businesses as presently conducted or as proposed to be conducted.
“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is directly or indirectly owned or controlled by such Person or by one or more of its Subsidiaries.
“Superior Proposal” means a bona fide written Acquisition Proposal (with references to “25 percent or more” being deemed to be replaced with references to “50 percent”) by a Person or Group (other than Parent, Merger Sub and their respective Affiliates) that the Company Board (upon the recommendation of the Company Special Committee) or the Company Special Committee determines in its good faith judgment, after consultation with its financial advisors and outside legal counsel, would, if consummated, result in a transaction that is more favorable from a financial point of view to the stockholders of the Company (in their capacities as such) than the Merger, and after taking into account (x) any revisions to this Agreement, the Guaranty and the financing committed to by Parent in writing prior to the time of such determination proposed by Parent in a manner that would be binding if accepted; and (y) those factors and matters deemed relevant by the Company Board (upon the recommendation of the Company Special Committee) or the Company Special Committee.
“Tax” or “Taxes” means any and all U.S. federal, state, local and non-U.S. taxes, customs, duties, tariffs, imposts, fees, levies, assessments or any other governmental charges in the nature of a tax, including, but not limited to, income, corporate, profits, capital, excise, franchise, property (real or personal property), sales, use, inventory, gross receipts, wealth, welfare, license, fuel, natural resources, production, payroll, social security, workers’
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compensation, employment turnover, occupancy, gift, estate, recording, lease, user, stamp, transfer, environmental, value added and franchise taxes, deductions and withholdings, together with all interest, penalties, and additions to tax imposed with respect to such amounts by any Governmental Authority, whether disputed or not, and any interest in respect of such penalties and additions.
“Tax Return” means any return, report, declaration, claim for refund, information return or other similar document filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Tax, including any schedule, attachment or supplement thereto, and including any amendment thereof.
“Third Person” means any Person or Group, other than (a) the Company or any of its controlled Affiliates or (b) Parent, Merger Sub, Guarantors or any their respective Affiliates or any Group including Parent, Merger Sub, Guarantors or any their respective Affiliates.
“Warrant Agreement” means that certain warrant agreement dated October 26, 2020 by and between Cerberus Telecom Acquisition Corp. and Continental Stock Transfer & Trust Company, as amended by that certain Assignment, Assumption and Amendment Agreement, dated as of September 30, 2021, by and among Cerberus Telecom Acquisition Corp., the Company, and Continental Stock Transfer & Trust Company.
“Willful Breach” means a material breach of this Agreement that is a consequence of a willful or deliberate act or failure to act by a Party that knows that the taking of such act or failure to act would, or would reasonably be expected to, cause a breach of this Agreement.

Term	Section
Acceptable Financing Terms	6.13(a)
Action	5.1(h)
Additional Rollover Agreements	6.20
Additional Rollover Stockholders	6.20
Agreement	Preamble
Alternative Acquisition Agreement	6.2(d)(v)
Alternative Debt Financing	6.13(d)
Antitrust Law	6.5(f)
Applicable Date	5.1(e)(i)
Bankruptcy and Equity Exception	5.1(c)(i)
Benefit Plans	5.1(i)(i)
Bylaws	2.2
Capitalization Date	5.1(b)
Certificate of Merger	1.3
CFIUS Approval	7.1(d)
Change of Recommendation	6.2(d)(v)
Charter	2.1
Chosen Courts	9.5(a)
Closing	1.2
Closing Date	1.2
Code	4.2(g)
Company	Preamble
Company Board	Recitals
Company Cash Award	4.3(c)
Company Disclosure Schedule	5.1
Company Equity Awards	5.1(b)(ii)
Company Permits	5.1(j)(ii)
Company Recommendation	5.1(c)(ii)
Company Reports	5.1(e)(i)
Company RSU	4.3(b)
Company Special Committee	Recitals

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Term	Section
Company Stockholders Meeting	6.4
Company Termination Fee	8.2(b)
Confidentiality Agreement	6.6(b)
Continuing Employee	6.9(a)
Contract	5.1(d)(ii)
D&O Insurance	6.11(c)
Data Security Requirements	5.1(q)(iii)
Debt Commitment Letter	5.2(f)(ii)
Debt Financing	5.2(f)(ii)
Definitive Debt Financing Agreements	6.13(a)
DGCL	Recitals
Dissenting Shares	4.1(a)
DOJ	6.5(b)
DPA	6.5(a)
DTC	4.2(c)(i)
Effective Time	1.3
Employer Entities	6.9(a)
Enforcement Costs	8.2(d)
Equity Commitment Letter	5.2(f)(i)
Equity Financing	5.2(f)(i)
Equity Financing Conditions	5.2(f)(iii)
ERISA	5.1(i)(i)
Exchange Act	5.1(d)(i)
Excluded Benefits	6.9(a)
Excluded Shares	4.1(a)
Existing Stockholders	Recitals
Fairness Opinion	5.1(s)
Financing	5.2(f)(ii)
Financing Conditions	5.2(f)(iii)
Financing Letters	5.2(f)(ii)
FTC	6.5(b)
Governmental Authority	5.1(d)(i)
Guarantor or Guarantors	Recitals
Guaranty	Recitals
HSR Act	5.1(d)(i)
Indemnified Party or Indemnified Parties	6.11(a)
Indemnifying Parties	6.11(b)
Insurance Policies	5.1(r)
Intervening Event	6.2(e)(ii)
IRS	5.1(i)(i)
Labor Agreement	5.1(p)(i)
Laws	5.1(j)(i)
Match Period	6.2(e)(i)
Material Contract	5.1(k)(i)
Maximum Liability Amount	9.5(d)
Maximum Premium	6.11(c)
Merger	Recitals
Merger Consideration	4.1(a)
Merger Sub	Preamble
Multiemployer Plan	5.1(i)(ii)

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Term	Section
New York Courts	9.5(a)
Order	7.1(c)
Outside Date	8.1(b)
Parent	Preamble
Parent Disclosure Schedule	5.2(l)
Parent Material Adverse Effect	5.2(a)
Parent Termination Fee	8.2(c)
Parties or Party	Preamble
Paying Agent	4.2(a)
Payment Fund	4.2(b)
Pre-Closing Period	6.1(a)
President	7.1(d)
Prohibited Financing Modifications	6.13(b)
Proxy Statement	6.3(a)
Reimbursement Obligations	6.14(b)
Required Amount	5.2(f)(vi)
Rollover Agreements	Recitals
Rollover Stockholders	Recitals
Rothschild	5.1(s)
Schedule 13E-3	6.3(a)
SEC	5.1
SEC Clearance Date	6.3(b)
Securities Act	5.1(d)(i)
Security Incident	5.1(q)(iii)
Service Provider	5.1(i)(i)
Specified Acquisition	6.1(c)
Surviving Corporation	1.1
Tail Period	6.11(c)
Takeover Law	5.1(m)
Trade Controls	5.1(j)(iii)
Trustee	6.19(c)
Voting Agreement	Recitals
WARN Act	5.1(p)(ii)

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Annex B
VOTING AND SUPPORT AGREEMENT
THIS VOTING AND SUPPORT AGREEMENT, dated as of February 26, 2026 (this “Agreement”), is entered into by and among KORE Group Holdings, Inc., a Delaware corporation (“Company”), KONA Parent L.P., a Delaware limited partnership (“Parent”), Cerberus Telecom Acquisition Holdings, LLC, a Delaware limited liability company (the “Stockholder”). All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).
WHEREAS, Parent, KONA Merger Sub Co., a Delaware corporation and a wholly owned Subsidiary of Parent, and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”);
WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, the Stockholder has agreed to enter into this Agreement; and
WHEREAS, as of the date hereof, Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Common Stock, Preferred Stock and Company Warrants set forth on Exhibit A hereto, being all of the Common Stock, Preferred Stock and Company Warrants owned of record or beneficially by Stockholder as of the date hereof (the “Existing Common Shares”, the “Existing Preferred Shares” and the “Existing Company Warrants” respectively, and together, the “Securities”);
NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:
1. Certain Covenants.
1.1 Lock-Up. Stockholder hereby covenants and agrees that between the date hereof and the Closing or, if earlier, the Termination Date (as defined below), Stockholder will not, except as expressly contemplated by the Merger Agreement (a) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit, whether by merger, consolidation, conversion, division, transfer, domestication, continuance, operation of law or otherwise, the Securities or its right to vote the Securities, or agree to do any of the foregoing (each a “Transfer”); (b) enter into any agreement, Contract, option or other arrangement or otherwise knowingly take any action which would prevent Stockholder’s ability to satisfy its obligations under this Agreement or (c) take any action that would have the effect of preventing Stockholder from performing its obligations under this Agreement. Notwithstanding the foregoing, Stockholder may Transfer any or all of such Securities to Parent or any wholly-owned Subsidiary or Affiliate of Stockholder; provided, however, that in any such case, prior to and as a condition to the effectiveness of such Transfer, each Person to which any of such Securities or any interest in any of such Securities is Transferred shall have executed and delivered to Company a counterpart to this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement. Nothing herein will limit or restrict Transfers by direct and indirect equityholders of Stockholder to any Person who as of the date hereof is, or hereafter becomes, a member of such direct or indirect equityholder’s family group (i.e., (i) such equityholder’s spouse, parents, siblings and descendants (whether natural or adopted), (ii) such equityholder’s executor or legal representative and (iii) such equityholder’s customary estate planning vehicles).
1.2 Standstill. From and after the date of this Agreement until the Closing or, if earlier, the Termination Date, without the prior written consent of the Company, Stockholder shall not, except as expressly contemplated by the Merger Agreement or this Agreement: acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) or record ownership of any additional shares of Common Stock, Preferred Stock or any other securities of the Company.
1.3 Voting Agreement. Subject to the terms of this Agreement, Stockholder hereby irrevocably and unconditionally covenants and agrees that, during the Voting Period (as hereinafter defined), at the Company Stockholders Meeting or at any adjournment or postponement thereof, or in any other circumstances (including an action by written consent) upon which a vote or other approval with respect to the Merger Agreement or the Merger is sought, Stockholder shall: (i) appear at such meeting or otherwise be counted as present thereat for the purpose of establishing a quorum; (ii) be present and vote (or cause to be voted), in person or by proxy at the Company Stockholders Meeting (or deliver or cause to be delivered a written consent, if applicable), the Existing Common Shares in favor of (A) the adoption of the Merger Agreement, (B) the approval of the Merger and the approval of any proposal to adjourn the meeting to a later date if there are not sufficient affirmative votes to obtain the Requisite Company Stockholder Approval, and (C) any amendment, alteration, modification, repeal or waiver of Company’s certificate of incorporation, as amended, or bylaws, as amended, contemplated by the Merger Agreement, as well as any agreement or commitment to do the same; (iii) vote (or cause to be voted), in person or by proxy at the Company Stockholders Meeting (or deliver or cause to be delivered a written consent, if applicable), the Existing Common Shares against (A) any extraordinary corporate transaction (other than the Merger), such as a merger, consolidation, business combination, tender or exchange offer, reorganization, recapitalization, liquidation, or sale or transfer of all or substantially all of the assets or securities of the Company or any of its Subsidiaries, (B) any amendment of the Company’s certificate of incorporation or by-laws other than as contemplated by the Merger Agreement, (C) any other proposal, action or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal, action or transaction would reasonably be expected to in any manner impede, frustrate, prevent, delay, postpone, or nullify the Merger or the Merger Agreement, (D) any extraordinary dividend, distribution or recapitalization by the Company or change in capital structure of the Company (other than pursuant to the Merger Agreement), (E) any change in the Board (unless such proposed change in the Board was proposed by the Board and is not in connection with or in support of any actual or potential Acquisition Proposal) and (F) any Acquisition Proposal (the matters described in the foregoing clauses (A) through (F) being referred to as “Competing Actions”); and (iv) not take any action by written consent to approve any Competing Action; in each case to the extent such Existing Common Shares are entitled to vote on the respective matter set forth above. For purposes of this Agreement, “Voting Period” means the period commencing on the date hereof and ending on the earlier of the Closing and the termination of this Agreement.
1.4 Publicity. No Stockholder, nor any of its respective Affiliates, shall issue any press release or make any other public announcement or public statement (to the extent not previously publicly disclosed or made in accordance with the Merger Agreement) with respect to this Agreement or the Merger or any other transactions contemplated by the Merger Agreement without the prior written consent of Parent, except as such press release or other public announcement may be required by applicable Law.
2. Representations and Warranties of Stockholder. Stockholder, on behalf of itself, hereby represents and warrants to Company, as of the date hereof, severally and not jointly, that:
2.1 Ownership. Stockholder is the record and/or Beneficial Owner of the Securities, and the Securities constitute Stockholder’s entire interest in the outstanding capital stock of the Company. The Securities are, and (except as otherwise permitted by this Agreement) prior to the Effective Time will be, Beneficially Owned and/or owned of record by Stockholder, free and clear of any Liens, of any nature whatsoever, except for restrictions on transfer under securities Laws and except for those created by this Agreement. Except for the Existing Company Warrants (as applicable to Stockholder), as of the date hereof, Stockholder does not hold any options, warrants or other rights to purchase any shares of Company Stock. As of the date hereof, the Existing Common Shares and Existing Preferred Shares (as applicable to Stockholder) constitute all of the shares of Company Stock Beneficially Owned or owned of record by Stockholder. As of the date hereof, all of the Securities have been held by Stockholder for a period of at least three years, except to the extent a more recent acquisition date is specified on Exhibit A. Stockholder has and (except as otherwise expressly provided by this Agreement) will have at all times through the Effective Time sole voting power (including the right to control such vote as contemplated herein) with respect to the matters set forth in this Agreement, sole power of disposition, sole power to issue instructions with respect to the matters set forth in this Agreement, and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of Stockholder’s Shares and with respect to all of the Shares owned by Stockholder at all times through the Effective Time. “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficially Own” and “Beneficially Owned” shall have a correlative meaning.
2.2 Organization. Stockholder is duly incorporated or organized and validly existing under the Laws of the jurisdiction of its incorporation or organization.
2.3 Authorization. No vote of holders of capital stock of Stockholder is necessary to approve this Agreement or to satisfy its obligations under this Agreement. Stockholder has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its obligations under this Agreement and to satisfy its obligations under this Agreement. This Agreement has been duly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder (assuming due authorization, execution and delivery by the Company), enforceable against Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.
2.4 No Violation.
(a) The execution, delivery and performance of this Agreement by Stockholder do not and will not (a) conflict with or result in any violation or breach of any provision of the organizational documents of Stockholder, (b) conflict with or result in any violation or breach of any applicable Law or (c) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, acceleration of any right or obligation or the loss of any benefit to which Stockholder is entitled under, any Contract binding upon Stockholder, or to which any of Stockholder’s respective properties, rights or other assets are subject, or any Company Permit necessary to conduct the business of Parent, Merger Sub or any of their Subsidiaries as currently conducted, except in the case of clauses (b) and (c), any such violation, breach or conflict that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Stockholder to satisfy its obligations under this Agreement.
(b) The execution, delivery and performance of this Agreement by Stockholder do not and, at the time of the Closing will not, require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Authority or any other Person, except for applicable requirements of the Exchange Act and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Stockholder’s ability to satisfy its obligations under this Agreement.
2.5 Reliance by Company. Stockholder understands and acknowledges that Company is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement and the representations and warranties of Stockholder herein.
3. Representations and Warranties of Company. Company hereby represents and warrants to Stockholder, as of the date hereof that:
3.1 Authorization. Company has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its covenants and obligations under this Agreement in accordance with the terms hereof and to perform its obligations hereunder and to satisfy its obligations under this Agreement. No other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement and to satisfy its obligations under this Agreement. This Agreement has been duly executed and delivered by Company and, assuming the due authorization, execution and delivery by Stockholder, this Agreement constitutes a legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.
3.2  No Violation. The execution, delivery and performance of this Agreement by the Company do not and will not (a) require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Authority or any other Person, except for applicable requirements of the Exchange Act, “blue sky” Laws, CFIUS, the HSR Act, any applicable non-U.S.

competition, antitrust or investment Laws, filing and recordation of appropriate merger documents as required by the DGCL and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on the Company’s ability to satisfy its obligations under this Agreement, (b) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (c) conflict with or result in a violation or breach of any applicable Law, (d) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject, except in the case of clause (d), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
4. Appraisal Rights. To the fullest extent permitted by applicable Law, Stockholder hereby unconditionally and irrevocably waives, and shall cause to be waived, any rights of appraisal or rights to dissent from the Merger or the other transactions contemplated by the Merger that Stockholder may have under applicable Law.
5. Survival. The representations, warranties, covenants and agreements of the parties contained in this Agreement shall not survive the Effective Time.
6. Miscellaneous.
6.1 Term. Notwithstanding any other provision of this Agreement or any other agreement, this Agreement and all obligations hereunder shall terminate automatically, without any notice or other action by any Person, and cease to have any force or effect upon the earliest to occur of (a) the Effective Time, (b) the valid termination of the Merger Agreement in accordance with its terms, (c) the Company Board’s or the Company Special Committee’s public announcement of a Change of Recommendation, (d) such date and time as any amendment or change to the Merger Agreement is effected without the Stockholder’s consent that (A) decreases the amount, or changes the form, of consideration payable to in respect of the Shares pursuant to the terms of the Merger Agreement, or that imposes conditions to the receipt of such consideration or (B) otherwise amends the Merger Agreement in a manner materially adverse to the Stockholder, (e) the Outside Date and (f) receipt by the Company of the Requisite Company Stockholder Approval (the earliest date, the “Termination Date”). Upon termination of this Agreement, this Agreement shall forthwith become void and have no effect and no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 6.1 shall relieve any party from liability for any willful and material breach of this Agreement prior to termination hereof and (y) the provisions of this Section 6 shall survive any valid termination of this Agreement in accordance with Section 6.1.
6.2 Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (a) Stockholder makes no agreement or understanding herein in any capacity other than in Stockholder’s capacity as a record holder and Beneficial Owner of Securities, and (b) nothing herein will be construed to limit or affect any action or inaction by Stockholder or any Representative of Stockholder, as applicable, serving on the Company Board or on the board of directors of any Subsidiary of the Company or as an officer of the Company or any of Subsidiary of the Company, acting in such Person’s capacity as a director or officer of the Company or any Subsidiary of the Company, and any such action shall not constitute a breach of this Agreement.
6.3 Amendment and Waiver. Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective and by Searchlight IV KOR, L.P. (“Searchlight”) and Abry Partners, LLC (“Abry”) (as third party beneficiaries hereunder). The conditions to each of the respective parties’ obligations contemplated by this Agreement are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

6.4 Costs and Expenses. Each party shall bear its own costs and expenses (including all legal, accounting, audit, due diligence and other out-of-pocket expenses) incurred in connection with this Agreement and the transactions contemplated hereby, whether or not the Merger is consummated.
6.5 Entire Agreement; Third Party Beneficiaries. This Agreement and the Merger Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. The parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided that Searchlight and Abry shall be third party beneficiaries hereunder.
6.6 Assignments. No party may assign either this Agreement or any of its rights, interests or obligations under this Agreement without the prior written approval of the other parties and of Searchlight and Abry (as third party beneficiaries hereunder); provided, however, that Stockholder may assign its rights and obligations without such prior written approval solely in connection with a Transfer of Shares permitted under, and effected in compliance with, the second sentence of Section 1.1. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the parties and their respective successors and permitted assigns. No assignment, to the extent permitted hereunder, by any party will relieve such party of any of its obligations under this Agreement. Any purported assignment in violation of this Agreement is void.
6.7 Execution in Counterparts. This Agreement and any amendments to this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
6.8 Notices. All notices, requests, instructions or other communications to be given or made hereunder by any party to the other parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the party for whom it is intended, (b) served by an internationally-recognized overnight courier service upon the party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:

if to Company, to:

KORE Group Holdings, Inc.
1155 Perimeter Center West, 11th Floor
Atlanta, GA 30338
Attention:	Jack W. Kennedy Jr.; Anthony Bellomo

with a copy to:

Troutman Pepper Locke LLP
600 Peachtree Street NE, Suite 3000
Atlanta, Georgia 30308
Attention:	Paul Davis Fancher; Coburn R. Beck

if to Stockholder, to:

Cerberus Telecom Acquisition Holdings, LLC
c/o Cerberus Capital Management, L.P.
875 Third Avenue, 11th Floor
New York, NY 10022
Attention:	Christopher Holt

with a copy to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:	Douglas Ryder, P.C.; Ryan Brissette, P.C.; Peter Seligson, P.C.; Aidan S. Murphy

if to Parent, to:

c/o Searchlight Capital Partners, L.P.
745 Fifth Avenue, 27th Floor
New York, New York 10151
Attention:	Nadir Nurmohamed

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:	Steven A. Cohen

or to such other Person or addressees as has or have been designated in writing by the party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving party (w) upon actual receipt, if delivered personally, (x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three Business Days after deposit in the mail, if sent by registered or certified mail or (z) when transmitted by email (so long as no notice of failure of delivery is received by the sender). Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 6.8. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 6.8 as of the date of rejection, refusal or inability to deliver.
6.9 Governing Law and Venue; Waiver of Jury Trial; Specific Performance.
(a) This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the parties (i) irrevocably and unconditionally submits to the personal jurisdiction and exclusive venue of the Chosen Courts, in the event of any claim, action or proceeding between the parties (whether in contract, tort or otherwise) arises out of or relating to this Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim and (iii) agrees that it shall not bring any claim, action or proceeding against any other Parties arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law, and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 6.8, such service to become effective 10 days after such mailing. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT

TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY LEGAL ACTION AGAINST ANY FINANCING SOURCE ARISING OUT OF OR RELATED TO THE DEBT FINANCING. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.9, (1) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (2) MAKES THIS WAIVER VOLUNTARILY.
(b) The parties acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party does not perform any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach or threaten to breach any such provisions. It is accordingly agreed that, at any time prior to the valid termination of this Agreement pursuant to Section 6.1, subject to the limitations set forth therein and in this Section 6.9, the parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement in any court referred to in Section 6.9(a) without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable or not appropriate on the basis that a remedy of monetary damages would provide an adequate remedy for any such breach. Under no circumstances will either party be permitted or entitled to receive both specific performance that results in the occurrence of the Closing and any monetary damages.
6.10 Further Assurances. The parties to this Agreement agree to execute and deliver all further instruments and use its reasonable efforts to take such further actions as reasonably necessary to perform its obligations under this Agreement, as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.
6.11 Interpretation. (a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. (b) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or Article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in any representation or warranty in this Agreement shall mean such Law as in effect as of the date of this Agreement (or if such representation or warranty expressly speaks as of a particular date or period of time, then as of such particular date or period of time). Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee). The word “or” shall not be exclusive. The phrase “ordinary course” or “ordinary course of business” (or similar references) means “ordinary course of business consistent with past practice.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” “Writing,” “written” and comparable terms refer to printing, typing, and other means of reproducing in a visible form. Any reference to any particular Code section or any other Law will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified. The term “parties” means Company, Parent and Stockholder, and “party” means either of them. (c) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
6.12 Relationship of Parties. Nothing contained herein shall establish any fiduciary, partnership, joint venture or similar relationship between or among the parties hereto except to the extent otherwise expressly stated herein or therein.
6.13 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
[Signature page follows.]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

KORE GROUP HOLDINGS, INC.

By:	/s/ Jack W. Kennedy Jr.
Name:	Jack W. Kennedy Jr.
Title:	Executive Vice President, Chief Legal Officer, and Secretary

[Signature Page to Voting and Support Agreement]

STOCKHOLDER:

CERBERUS TELECOM ACQUISITION HOLDINGS, LLC

By:	/s/ Frank W. Bruno
Name:	Frank W. Bruno
Title:	Chief Executive Officer

[Signature Page to Voting and Support Agreement]

PARENT:

KONA PARENT L.P.
By: KONA Parent GP, LLC, its general partner

By:	/s/ Andrew Frey
Name:	Andrew Frey
Title:	Authorized Person

[Signature Page to Voting and Support Agreement]

Annex C
ROLLOVER, VOTING AND SUPPORT AGREEMENT
THIS ROLLOVER, VOTING AND SUPPORT AGREEMENT, dated as of February 26, 2026 (this “Agreement”), is entered into by and among KORE Group Holdings, Inc., a Delaware corporation (“Company”), KONA Parent, L.P., a Delaware limited partnership (“Parent”) and Searchlight IV KOR, L.P. (the “Stockholder”). All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).
WHEREAS, Parent, KONA Merger Sub Co., a Delaware corporation and a wholly owned Subsidiary of Parent, and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”);
WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, the Stockholder has agreed to enter into this Agreement;
WHEREAS, as of the date hereof, Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Common Stock, Preferred Stock and warrants issued by the Company set forth on Exhibit A hereto, being all of the Common Stock, Preferred Stock and warrants issued by the Company owned of record or beneficially by Stockholder as of the date hereof (the “Existing Common Shares,” the “Existing Preferred Shares” and the “Existing Company Warrants” respectively, and together, the “Securities”); and
WHEREAS, immediately prior to but contingent upon the Closing in accordance with the Merger Agreement, Stockholder desires to transfer, contribute and deliver its Existing Common Shares to Parent in exchange for Class A Partnership Interests of Parent (the “Parent Partnership Interests”), as determined in accordance with this Agreement;
NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:
1. Rollover Transaction.
1.1 General. At the Rollover Closing (as defined below), automatically upon the terms and subject to the conditions of this Agreement, Stockholder shall, without any further action by any Person, transfer, contribute and deliver the Existing Common Shares, the Existing Company Warrants (if any) and any Common Stock resulting from the exercise of the Existing Company Warrants between the date hereof and the Rollover Closing (the “Exercised Common Shares”) to Parent, in each case, free and clear of any Liens (other than restrictions under the Securities Act and applicable state and securities Laws) (the “Rollover Contribution”) in exchange for a number of Parent Partnership Interests that have an aggregate value (determined based on the number of Parent Partnership Interests issued multiplied by the price per Parent Partnership Interest (the “Issue Price”)) equal to the aggregate amount of Merger Consideration that the Stockholder would have received as of the Effective Time if (a) such Existing Common Shares and Exercised Common Shares were converted into the right to receive the Merger Consideration in accordance with the Merger Agreement and (b) such Existing Company Warrants (if any) had been exercised and any resulting Common Stock were converted into the right to receive the Merger Consideration in accordance with the Merger Agreement, discounted by the exercise price of such Existing Company Warrants (the “Rolled Value”).
1.2 Merger Consideration. The Stockholder acknowledges that this Agreement is governed by Section 4.1 of the Merger Agreement with respect to the treatment of Existing Common Shares and the impact of any failure to deliver such shares at the Rollover Closing. Subject to the foregoing, Stockholder acknowledges and agrees that it shall not receive any cash payments under the Merger Agreement for the Existing Common Shares delivered by Stockholder pursuant to the Rollover Contribution, including the Merger Consideration or any payments under Section 4.1 of the Merger Agreement.
1.3 Rollover Closing. Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 1.4, the closing of the transactions contemplated hereby (the “Rollover Closing”) will take place immediately prior to, but subject to the substantially simultaneous occurrence of, the Closing.

1.4 Conditions to Obligations. The obligations of Parent and Stockholder to consummate the Rollover Closing shall be subject only to the substantially simultaneous, but subsequent, consummation of the Merger in accordance with the terms and conditions of the Merger Agreement.
1.5 Stockholders Agreement. After the date hereof, Parent and Stockholder shall negotiate in good faith to enter into, concurrently with the Closing, an amended and restated agreement of limited partnership (or other appropriate definitive agreements) in relation to Parent that will contain terms consistent with Exhibit B (the “Term Sheet”) hereto and such additional or modified terms as are not inconsistent with the Term Sheet mutually agreed to by Stockholder (the “Partnership Agreement”) which the parties intend to be executed at and effective as of the Closing. If for any reason Parent and Stockholder have not entered into the Partnership Agreement at or prior to the Closing, Parent shall operate in accordance with the Term Sheet until such time as the Partnership Agreement is in effect.
1.6 Tax Treatment. The parties to this Agreement intend that for U.S. federal and applicable state and local income tax purposes, the Rollover Contribution shall be treated as a tax-deferred contribution of property to a partnership pursuant to Section 721(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Each of the parties shall report (and shall cause their Affiliates to report) the transactions in a manner consistent with such treatment for all U.S. federal and applicable state and local income tax purposes and shall not take (and shall cause their Affiliates not to take) any inconsistent position for tax purposes except to the extent otherwise required pursuant to a final determination within the meaning of Section 1313(a) of the Code (or any similar provision of state or local tax law).
2. Certain Covenants.
2.1 Lock-Up. Stockholder hereby covenants and agrees that between the date hereof and the Closing or, if earlier, the Termination Date (as defined below), Stockholder will not, except as expressly contemplated by the Merger Agreement (a) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit, whether by merger, consolidation, conversion, division, transfer, domestication, continuance, operation of law or otherwise, the Securities or its right to vote the Securities, or agree to do any of the foregoing (each a “Transfer”); (b) enter into any agreement, Contract, option or other arrangement or otherwise knowingly take any action which would prevent Stockholder’s ability to satisfy its obligations under this Agreement or (c) take any action that would have the effect of preventing Stockholder from performing its obligations under this Agreement. Notwithstanding the foregoing, Stockholder may Transfer any or all of such Securities to Parent or any wholly-owned Subsidiary or Affiliate of Stockholder; provided, however, that in any such case, prior to and as a condition to the effectiveness of such Transfer, each Person to which any of such Securities or any interest in any of such Securities is Transferred shall have executed and delivered to Company a counterpart to this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement. Nothing herein will limit or restrict Transfers by direct and indirect equityholders of Stockholder to any Person who as of the date hereof is, or hereafter becomes, a member of such direct or indirect equityholder’s family group (i.e., (i) such equityholder’s spouse, parents, siblings and descendants (whether natural or adopted), (ii) such equityholder’s executor or legal representative and (iii) such equityholder’s customary estate planning vehicles).
2.2 Standstill. From and after the date of this Agreement until the Closing or, if earlier, the Termination Date, without the prior written consent of the Company, Stockholder shall not, except as expressly contemplated by the Merger Agreement or this Agreement: acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) or record ownership of any additional shares of Common Stock, Preferred Stock or any other securities of the Company.
2.3 Voting Agreement. Subject to the terms of this Agreement, Stockholder hereby irrevocably and unconditionally covenants and agrees that, during the Voting Period (as hereinafter defined), at the Company Stockholders Meeting or at any adjournment or postponement thereof, or in any other circumstances (including an action by written consent) upon which a vote or other approval with respect to the Merger Agreement or the Merger is sought, Stockholder shall: (i) appear at such meeting or otherwise be counted as present thereat for the purpose of establishing a quorum; (ii) be present and vote (or cause to be voted), in person or by proxy at the Company Stockholders Meeting (or deliver or cause to be delivered a written consent, if applicable), the Existing Common Shares and Exercised Common Shares (if any) in favor of (A) the adoption of the Merger Agreement, (B) the approval of the Merger and the approval of any proposal to adjourn the meeting to a later date if there are not sufficient affirmative votes to obtain the Requisite Company Stockholder Approval, and (C) any amendment, alteration, modification, repeal or waiver of the Company’s certificate of incorporation, as amended, or bylaws, as amended, contemplated by the Merger Agreement, as well as any agreement or commitment to do the same; (iii) vote (or cause to be voted), in person or by proxy at the Company Stockholders Meeting (or deliver or cause to be delivered a written consent, if applicable), the Existing Common Shares and Exercised Common Shares (if any) against (A) any extraordinary corporate transaction (other than the Merger), such as a merger, consolidation, business combination, tender or exchange offer, reorganization, recapitalization, liquidation, or sale or transfer of all or substantially all of the assets or securities of the Company or any of its Subsidiaries, (B) any amendment of the Company’s certificate of incorporation or by-laws other than as contemplated by the Merger Agreement, (C) any other proposal, action or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal, action or transaction would reasonably be expected to in any manner impede, frustrate, prevent, delay, postpone, or nullify the Merger or the Merger Agreement, (D) any extraordinary dividend, distribution or recapitalization by the Company or change in capital structure of the Company (other than pursuant to the Merger Agreement), (E) any change in the Board (unless such proposed change in the Board was proposed by the Board and is not in connection with or in support of any actual or potential Acquisition Proposal) and (F) any Acquisition Proposal (the matters described in the foregoing clauses (A) through (F) being referred to as “Competing Actions”); and (iv) not take any action by written consent to approve any Competing Action; in each case to the extent such Existing Common Shares and Exercised Common Shares (if any) are entitled to vote on the respective matter set forth above. For purposes of this Agreement, “Voting Period” means the period commencing on the date hereof and ending on the earlier of the Closing and the termination of this Agreement.
2.4 Publicity. No Stockholder, nor any of its respective Affiliates, shall issue any press release or make any other public announcement or public statement (to the extent not previously publicly disclosed or made in accordance with the Merger Agreement) with respect to this Agreement or the Merger or any other transactions contemplated by the Merger Agreement without the prior written consent of Parent, except as such press release or other public announcement may be required by applicable Law.
2.5 Release. Stockholder hereby irrevocably grants the Company and its Subsidiaries effective as of Closing, a general release of any and all claims that Stockholder may have, solely in its capacity as an equityholder of the Company, relating to periods prior to the Closing. The Company on behalf of itself and its Subsidiaries, hereby irrevocably grants Stockholder effective as of Closing, a general release of any and all claims that the Company and its Subsidiaries may have against Stockholder, solely in its capacity as an equityholder of the Company, relating to periods prior to the Closing. Notwithstanding the foregoing, each party hereto retains, and does not release, their rights and interests under the terms of this Agreement, the Merger Agreement and the documents and other agreements referred to herein and therein. Any claim that cannot be waived under applicable law shall not be waived solely to the extent such claim cannot be waived under applicable Law.
3. Representations and Warranties of Stockholder. Stockholder, on behalf of itself, hereby represents and warrants to Company, as of the date hereof, severally and not jointly, that:
3.1 Ownership. Stockholder is the record and/or Beneficial Owner of the Securities, and the Securities constitute Stockholder’s entire interest in the outstanding capital stock of the Company. The Securities are, and (except as otherwise permitted by this Agreement) prior to the Effective Time will be, Beneficially Owned and/or owned of record by Stockholder, free and clear of any Liens, of any nature whatsoever, except for restrictions on transfer under securities Laws and except for those created by this Agreement. Except for the Existing Company Warrants (as applicable to Stockholder), as of the date hereof, Stockholder does not hold any options, warrants or other rights to purchase any shares of Company Stock. As of the date hereof, the Existing Common Shares and Existing Preferred Shares (as applicable to Stockholder) constitute all of the shares of Company Stock Beneficially Owned or owned of record by Stockholder. As of the date hereof, all of the Securities have been held by Stockholder for a period of at least three years, except to the extent a more recent acquisition date is specified on Exhibit A. Stockholder has and (except as otherwise expressly provided by this Agreement) will have at all times through the Effective Time sole voting power (including the right to control such vote as contemplated herein) with respect to the matters set forth in this Agreement, sole power of disposition, sole power to issue instructions with respect to the matters set forth in this Agreement, and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of Stockholder’s

Shares and with respect to all of the Shares owned by Stockholder at all times through the Effective Time. “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficially Own” and “Beneficially Owned” shall have a correlative meaning.
3.2 Organization. Stockholder is duly incorporated or organized and validly existing under the Laws of the jurisdiction of its incorporation or organization.
3.3 Authorization. No vote of holders of capital stock of Stockholder is necessary to approve this Agreement or to satisfy its obligations under this Agreement. Stockholder has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its obligations under this Agreement and to satisfy its obligations under this Agreement. This Agreement has been duly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder (assuming due authorization, execution and delivery by the Company), enforceable against Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.
3.4 No Violation.
(a) The execution, delivery and performance of this Agreement by Stockholder do not and will not (a) conflict with or result in any violation or breach of any provision of the organizational documents of Stockholder, (b) conflict with or result in any violation or breach of any applicable Law or (c) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, acceleration of any right or obligation or the loss of any benefit to which Stockholder is entitled under, any Contract binding upon Stockholder, or to which any of Stockholder’s respective properties, rights or other assets are subject, or any Company Permit necessary to conduct the business of Parent, Merger Sub or any of their Subsidiaries as currently conducted, except in the case of clauses (b) and (c), any such violation, breach or conflict that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Stockholder to satisfy its obligations under this Agreement.
(b) The execution, delivery and performance of this Agreement by Stockholder do not and, at the time of the Closing will not, require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Authority or any other Person, except for applicable requirements of the Exchange Act and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Stockholder’s ability to satisfy its obligations under this Agreement.
3.5 Reliance by Company. Stockholder understands and acknowledges that Company is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement and the representations and warranties of Stockholder herein.
3.6 Company and Parent Unregistered. Stockholder has been advised by Parent that following the consummation of the Merger:
(a) Both the Securities (to the extent any remain outstanding) and Parent Partnership Interests will not be registered under the Securities Act or under any state securities Law;

(b) Stockholder must continue to bear the economic risk of the investment in the Parent Partnership Interests unless and until the offer and sale of such Parent Partnership Interests are subsequently registered under the Securities Act and all applicable state securities Laws or an exemption from such registration is available;
(c) It is not anticipated that there will be any public market for the Parent Partnership Interests in the foreseeable future; and
(d) A notation shall be made in the appropriate records of the applicable entity indicating that the Parent Partnership Interests are subject to restrictions on transfer and, if the applicable entity should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Parent Partnership Interests.
3.7 Governmental Filings. The execution, delivery and performance of this Agreement by Stockholder does not, would not, and is not reasonably likely to (a) result in a filing required by Antitrust Laws (as defined in the Merger Agreement) or any other filing with a Governmental Authority (as defined in the Merger Agreement) that would not otherwise have been required absent this Agreement, or (b) result in the conditions set forth in Section 7.1(b), Section 7.1(c) or Section 7.1(d) of the Merger Agreement not being satisfied on or prior to the Outside Date (as defined in the Merger Agreement).
4. Representations and Warranties of Parent and Company. Parent and Company, as applicable, hereby represents and warrants to Stockholder, as of the date hereof that:
4.1  Authorization. Each of Parent and the Company has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its covenants and obligations under this Agreement in accordance with the terms hereof and to perform its obligations hereunder and to satisfy its obligations under this Agreement. No other corporate action by Parent or the Company or vote of holders of any class of the capital stock of Parent or the Company is necessary to approve and adopt this Agreement and to satisfy its obligations under this Agreement. This Agreement has been duly executed and delivered by Parent and the Company and, assuming the due authorization, execution and delivery by Stockholder, this Agreement constitutes a legal, valid and binding obligation of Parent and the Company, respectively, enforceable against Parent and the Company, respectively, in accordance with its terms, subject to the Bankruptcy and Equity Exception.
4.2 No Violation. The execution, delivery and performance of this Agreement by Parent and the Company do not and will not (a) require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Authority or any other Person, except for applicable requirements of the Exchange Act, “blue sky” Laws, CFIUS, the HSR Act, any applicable non-U.S. competition, antitrust or investment Laws, filing and recordation of appropriate merger documents as required by the DGCL and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Parent or the Company’s ability to satisfy its obligations under this Agreement, (b) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of Parent or any of its Subsidiaries, (c) conflict with or result in a violation or breach of any applicable Law, (d) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent or the Company and any of its Subsidiaries are entitled, under any Contract binding upon Parent or the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject, except in the case of clause (d), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or Parent Material Adverse Effect, as applicable.
4.3 Parent Partnership Interests Duly Authorized; Capitalization. All of the Parent Partnership Interests to be issued to Stockholder under this Agreement, when issued and delivered in accordance with the terms of this Agreement at the Rollover Closing, will be duly authorized, validly issued and free and clear of any Liens (other than restrictions under the Securities Act and applicable state securities laws). All of the outstanding partnership interests of Parent have been, and after the Closing will be, duly authorized and were issued in compliance with all applicable federal and state securities laws. As of the Rollover Closing, except to the extent set forth in the Partnership Agreement, there shall be no statutory or contractual preemptive rights, rights of first refusal or similar restrictions with respect to the issuance of the Parent Partnership Interests.
5. Appraisal Rights. To the fullest extent permitted by applicable Law, Stockholder hereby unconditionally and irrevocably waives, and shall cause to be waived, any rights of appraisal or rights to dissent from the Merger or the other transactions contemplated by the Merger that Stockholder may have under applicable Law.
6. Survival. The representations, warranties, covenants and agreements of the parties contained in this Agreement shall not survive the Effective Time.
7. Miscellaneous.
7.1 Term. Notwithstanding any other provision of this Agreement or any other agreement, this Agreement and all obligations hereunder shall terminate automatically, without any notice or other action by any Person, and cease to have any force or effect upon the earliest to occur of (a) the Effective Time, (b) the valid termination of the Merger Agreement in accordance with its terms and (c) such date and time as any amendment or change to the Merger Agreement is effected without the Stockholder’s consent that (A) decreases the amount, or changes the form, of consideration payable to in respect of the Shares pursuant to the terms of the Merger Agreement, or that imposes conditions to the receipt of such consideration or (B) otherwise amends the Merger Agreement in a manner materially adverse to the Stockholder (the earliest date, the “Termination Date”). Upon termination of this Agreement, this Agreement shall forthwith become void and have no effect and no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 7.1 shall relieve any party from liability for any willful and material breach of this Agreement prior to termination hereof and (y) the provisions of this Section 7 shall survive any valid termination of this Agreement in accordance with Section 7.1.
7.2 Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (a) Stockholder makes no agreement or understanding herein in any capacity other than in Stockholder’s capacity as a record holder and Beneficial Owner of Securities, and (b) nothing herein will be construed to limit or affect any action or inaction by Stockholder or any Representative of Stockholder, as applicable, serving on the Company Board or on the board of directors of any Subsidiary of the Company or as an officer of the Company or any of Subsidiary of the Company, acting in such Person’s capacity as a director or officer of the Company or any Subsidiary of the Company, and any such action shall not constitute a breach of this Agreement.
7.3 Amendment and Waiver. Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective and by ABRY (as a third party beneficiary hereunder). The conditions to each of the respective parties’ obligations contemplated by this Agreement are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
7.4 Costs and Expenses. Each party shall bear its own costs and expenses (including all legal, accounting, audit, due diligence and other out-of-pocket expenses) incurred in connection with this Agreement and the transactions contemplated hereby, whether or not the Merger is consummated.
7.5 Entire Agreement; Third Party Beneficiaries. This Agreement and the Merger Agreement, and the Amended and Restated Agreement dated as of February 26, 2026 between and among the Stockholder and the Company constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. The parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided that ABRY shall be a third party beneficiary hereunder, provided further that the Company shall be a third party beneficiary with respect to Section 2.3.

7.6 Assignments. No party may assign either this Agreement or any of its rights, interests or obligations under this Agreement without the prior written approval of the other parties and of ABRY (as a third party beneficiary hereunder); provided, however, that Stockholder may assign its rights and obligations without such prior written approval solely in connection with a Transfer of Shares permitted under, and effected in compliance with, the second sentence of Section 2.1. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the parties and their respective successors and permitted assigns. No assignment, to the extent permitted hereunder, by any party will relieve such party of any of its obligations under this Agreement. Any purported assignment in violation of this Agreement is void.
7.7 Execution in Counterparts. This Agreement and any amendments to this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
7.8 Notices. All notices, requests, instructions or other communications to be given or made hereunder by any party to the other parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the party for whom it is intended, (b) served by an internationally-recognized overnight courier service upon the party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:

if to Company, to:

KORE Group Holdings, Inc.
1155 Perimeter Center West, 11th Floor
Atlanta, GA 30338
Attention:	Jack W. Kennedy Jr.; Anthony Bellomo

with a copy to:

Troutman Pepper Locke LLP
600 Peachtree Street NE, Suite 3000
Atlanta, Georgia 30308
Attention:	Paul Davis Fancher; Coburn R. Beck

if to Stockholder, to:
c/o Searchlight Capital Partners, L.P.
745 Fifth Avenue, 27th Floor
New York, New York 10151
Attention:	Nadir Nurmohamed

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:	Steven A. Cohen

if to Parent, to:
c/o Searchlight Capital Partners, L.P.
745 Fifth Avenue, 27th Floor
New York, New York 10151
Attention:	Nadir Nurmohamed

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:	Steven A. Cohen

or to such other Person or addressees as has or have been designated in writing by the party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving party (w) upon actual receipt, if delivered personally, (x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three Business Days after deposit in the mail, if sent by registered or certified mail or (z) when transmitted by email (so long as no notice of failure of delivery is received by the sender). Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 7.8. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 7.8 as of the date of rejection, refusal or inability to deliver.
7.9 Governing Law and Venue; Waiver of Jury Trial; Specific Performance.
(a) This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the parties (i) irrevocably and unconditionally submits to the personal jurisdiction and exclusive venue of the Chosen Courts, in the event of any claim, action or proceeding between the parties (whether in contract, tort or otherwise) arises out of or relating to this Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim and (iii) agrees that it shall not bring any claim, action or proceeding against any other Parties arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law, and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 7.8, such service to become effective 10 days after such mailing. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY LEGAL ACTION AGAINST ANY FINANCING SOURCE ARISING OUT OF OR RELATED TO THE DEBT FINANCING. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT

IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.9, (1) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (2) MAKES THIS WAIVER VOLUNTARILY.
(b) The parties acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party does not perform any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach or threaten to breach any such provisions. It is accordingly agreed that, at any time prior to the valid termination of this Agreement pursuant to Section 7.1, subject to the limitations set forth therein and in this Section 7.9, the parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement in any court referred to in Section 7.9(a) without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable or not appropriate on the basis that a remedy of monetary damages would provide an adequate remedy for any such breach. Under no circumstances will either party be permitted or entitled to receive both specific performance that results in the occurrence of the Closing and any monetary damages.
7.10 Further Assurances. The parties to this Agreement agree to execute and deliver all further instruments and use its reasonable efforts to take such further actions as reasonably necessary to perform its obligations under this Agreement, as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.
7.11 Interpretation. (a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. (b) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or Article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in any representation or warranty in this Agreement shall mean such Law as in effect as of the date of this Agreement (or if such representation or warranty expressly speaks as of a particular date or period of time, then as of such particular date or period of time). Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee). The word “or” shall not be exclusive. The phrase “ordinary course” or “ordinary course of business” (or similar references) means “ordinary course of business consistent with past practice.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” “Writing,” “written” and comparable terms refer to printing, typing, and other means of reproducing in a visible form. Any reference to any particular Code section or any other Law will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified. The term “parties” means Company, Parent and Stockholder, and “party” means either of them. (c) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

7.12 Relationship of Parties. Nothing contained herein shall establish any fiduciary, partnership, joint venture or similar relationship between or among the parties hereto except to the extent otherwise expressly stated herein or therein.
7.13 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
[Signature page follows.]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

KORE GROUP HOLDINGS, INC.

By:	/s/ Jack W. Kennedy Jr.
Name:	Jack W. Kennedy Jr.
Title:	Executive Vice President, Chief Legal Officer, and Secretary

STOCKHOLDER:

SEARCHLIGHT IV KOR, L.P.

By:	/s/ Andrew Frey
Name:	Andrew Frey
Title:	Authorized Person

[Signature Page to Rollover, Voting and Support Agreement]

PARENT:

KONA PARENT, L.P. By: KONA Parent GP, LLC, its general partner

By:	/s/ Andrew Frey
Name:	Andrew Frey
Title:	Authorized Person

[Signature Page to Rollover, Voting and Support Agreement]

Annex D
VOTING AND SUPPORT AGREEMENT
THIS VOTING AND SUPPORT AGREEMENT, dated as of February 26, 2026 (this “Agreement”), is entered into by and among KORE Group Holdings, Inc., a Delaware corporation (“Company”), KONA Parent, L.P., a Delaware limited partnership (“Parent”) and [ABRY] (the “Stockholder”). All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).
WHEREAS, Parent, KONA Merger Sub Co., a Delaware corporation and a wholly owned Subsidiary of Parent, and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”);
WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, the Stockholder has agreed to enter into this Agreement; and
WHEREAS, as of the date hereof, Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Common Stock, Preferred Stock and warrants issued by the Company set forth on Exhibit A hereto, being all of the Common Stock, Preferred Stock and warrants issued by the Company owned of record or beneficially by Stockholder as of the date hereof (the “Existing Common Shares,” the “Existing Preferred Shares” and the “Existing Company Warrants” respectively, and together, the “Securities”);
NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:
1. Certain Covenants.
1.1 Lock-Up. Stockholder hereby covenants and agrees that between the date hereof and the Closing or, if earlier, the Termination Date (as defined below), Stockholder will not, except as expressly contemplated by the Merger Agreement (a) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit, whether by merger, consolidation, conversion, division, transfer, domestication, continuance, operation of law or otherwise, the Securities or its right to vote the Securities, or agree to do any of the foregoing (each a “Transfer”); (b) enter into any agreement, Contract, option or other arrangement or otherwise knowingly take any action which would prevent Stockholder’s ability to satisfy its obligations under this Agreement or (c) take any action that would have the effect of preventing Stockholder from performing its obligations under this Agreement. Notwithstanding the foregoing, Stockholder may Transfer any or all of such Securities to Parent or any wholly-owned Subsidiary or Affiliate of Stockholder; provided, however, that in any such case, prior to and as a condition to the effectiveness of such Transfer, each Person to which any of such Securities or any interest in any of such Securities is Transferred shall have executed and delivered to Company a counterpart to this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement. Nothing herein will limit or restrict Transfers by direct and indirect equityholders of Stockholder to any Person who as of the date hereof is, or hereafter becomes, a member of such direct or indirect equityholder’s family group (i.e., (i) such equityholder’s spouse, parents, siblings and descendants (whether natural or adopted), (ii) such equityholder’s executor or legal representative and (iii) such equityholder’s customary estate planning vehicles).
1.2 Standstill. From and after the date of this Agreement until the Closing or, if earlier, the Termination Date, without the prior written consent of the Company, Stockholder shall not, except as expressly contemplated by the Merger Agreement or this Agreement: acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) or record ownership of any additional shares of Common Stock, Preferred Stock or any other securities of the Company.
1.3 Voting Agreement. Subject to the terms of this Agreement, Stockholder hereby irrevocably and unconditionally covenants and agrees that, during the Voting Period (as hereinafter defined), at the Company Stockholders Meeting or at any adjournment or postponement thereof, or in any other circumstances (including an action by written consent) upon which a vote or other approval with respect to the Merger Agreement or the Merger is sought, Stockholder shall: (i) appear at such meeting or otherwise be counted as present thereat for the purpose of establishing a quorum; (ii) be present and vote (or cause to be voted), in person or by proxy at the Company Stockholders Meeting (or deliver or cause to be delivered a written consent, if applicable), the Existing Common Shares and Exercised Common Shares (if any) in favor of (A) the adoption of the Merger Agreement, (B) the approval of the Merger and the approval of any proposal to adjourn the meeting to a later date if there are not sufficient affirmative votes to obtain the Requisite Company Stockholder Approval, and (C) any amendment, alteration, modification, repeal or waiver of the Company’s certificate of incorporation, as amended, or bylaws, as amended, contemplated by the Merger Agreement, as well as any agreement or commitment to do the same; (iii) vote (or cause to be voted), in person or by proxy at the Company Stockholders Meeting (or deliver or cause to be delivered a written consent, if applicable), the Existing Common Shares and Exercised Common Shares (if any) against (A) any extraordinary corporate transaction (other than the Merger), such as a merger, consolidation, business combination, tender or exchange offer, reorganization, recapitalization, liquidation, or sale or transfer of all or substantially all of the assets or securities of the Company or any of its Subsidiaries, (B) any amendment of the Company’s certificate of incorporation or by-laws other than as contemplated by the Merger Agreement, (C) any other proposal, action or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal, action or transaction would reasonably be expected to in any manner impede, frustrate, prevent, delay, postpone, or nullify the Merger or the Merger Agreement, (D) any extraordinary dividend, distribution or recapitalization by the Company or change in capital structure of the Company (other than pursuant to the Merger Agreement), (E) any change in the Board (unless such proposed change in the Board was proposed by the Board and is not in connection with or in support of any actual or potential Acquisition Proposal) and (F) any Acquisition Proposal (the matters described in the foregoing clauses (A) through (F) being referred to as “Competing Actions”); and (iv) not take any action by written consent to approve any Competing Action; in each case to the extent such Existing Common Shares and Exercised Common Shares (if any) are entitled to vote on the respective matter set forth above. For purposes of this Agreement, “Voting Period” means the period commencing on the date hereof and ending on the earlier of the Closing and the termination of this Agreement.
1.4 Publicity. No Stockholder, nor any of its respective Affiliates, shall issue any press release or make any other public announcement or public statement (to the extent not previously publicly disclosed or made in accordance with the Merger Agreement) with respect to this Agreement or the Merger or any other transactions contemplated by the Merger Agreement without the prior written consent of Parent, except as such press release or other public announcement may be required by applicable Law.
1.5 Release. Stockholder hereby irrevocably grants the Company and its Subsidiaries effective as of Closing, a general release of any and all claims that Stockholder may have, solely in its capacity as an equityholder of the Company, relating to periods prior to the Closing. The Company on behalf of itself and its Subsidiaries, hereby irrevocably grants Stockholder effective as of Closing, a general release of any and all claims that the Company and its Subsidiaries may have against Stockholder, solely in its capacity as an equityholder of the Company, relating to periods prior to the Closing. Notwithstanding the foregoing, each party hereto retains, and does not release, their rights and interests under the terms of this Agreement, the Merger Agreement and the documents and other agreements referred to herein and therein. Any claim that cannot be waived under applicable law shall not be waived solely to the extent such claim cannot be waived under applicable Law.
2. Representations and Warranties of Stockholder. Stockholder, on behalf of itself, hereby represents and warrants to Company, as of the date hereof, severally and not jointly, that:
2.1 Ownership. Stockholder is the record and/or Beneficial Owner of the Securities, and the Securities constitute Stockholder’s entire interest in the outstanding capital stock of the Company. The Securities are, and (except as otherwise permitted by this Agreement) prior to the Effective Time will be, Beneficially Owned and/or owned of record by Stockholder, free and clear of any Liens, of any nature whatsoever, except for restrictions on transfer under securities Laws and except for those created by this Agreement. Except for the Existing Company Warrants (as applicable to Stockholder), as of the date hereof, Stockholder does not hold any options, warrants or other rights to purchase any shares of Company Stock. As of the date hereof, the Existing Common Shares and Existing Preferred Shares (as applicable to Stockholder) constitute all of the shares of Company Stock Beneficially Owned or owned of record by Stockholder. As of the date hereof, all of the Securities have been held by Stockholder for a period of at least three years, except to the extent a more recent acquisition date is specified on Exhibit A. Stockholder has and (except as otherwise expressly provided by this Agreement) will have at all times through the Effective Time sole voting power (including the right to control such vote as contemplated herein) with respect to the matters set forth in this Agreement, sole power of disposition, sole power to issue instructions with respect to the matters set forth in this Agreement, and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of Stockholder’s Shares and with respect to all of the Shares owned by Stockholder at all times through the Effective Time. “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficially Own” and “Beneficially Owned” shall have a correlative meaning.
2.2 Organization. Stockholder is duly incorporated or organized and validly existing under the Laws of the jurisdiction of its incorporation or organization.
2.3 Authorization. No vote of holders of capital stock of Stockholder is necessary to approve this Agreement or to satisfy its obligations under this Agreement. Stockholder has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its obligations under this Agreement and to satisfy its obligations under this Agreement. This Agreement has been duly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder (assuming due authorization, execution and delivery by the Company), enforceable against Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.
2.4 No Violation.
(a) The execution, delivery and performance of this Agreement by Stockholder do not and will not (a) conflict with or result in any violation or breach of any provision of the organizational documents of Stockholder, (b) conflict with or result in any violation or breach of any applicable Law or (c) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, acceleration of any right or obligation or the loss of any benefit to which Stockholder is entitled under, any Contract binding upon Stockholder, or to which any of Stockholder’s respective properties, rights or other assets are subject, or any Company Permit necessary to conduct the business of Parent, Merger Sub or any of their Subsidiaries as currently conducted, except in the case of clauses (b) and (c), any such violation, breach or conflict that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Stockholder to satisfy its obligations under this Agreement.
(b) The execution, delivery and performance of this Agreement by Stockholder do not and, at the time of the Closing will not, require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Authority or any other Person, except for applicable requirements of the Exchange Act and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Stockholder’s ability to satisfy its obligations under this Agreement.
2.5 Reliance by Company. Stockholder understands and acknowledges that Company is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement and the representations and warranties of Stockholder herein.
2.6 Governmental Filings. The execution, delivery and performance of this Agreement by Stockholder does not, would not, and is not reasonably likely to (a) result in a filing required by Antitrust Laws (as defined in the Merger Agreement) or any other filing with a Governmental Authority (as defined in the Merger

Agreement) that would not otherwise have been required absent this Agreement, or (b) result in the conditions set forth in Section 7.1(b), Section 7.1(c) or Section 7.1(d) of the Merger Agreement not being satisfied on or prior to the Outside Date (as defined in the Merger Agreement).
3. Representations and Warranties of Parent and Company. Parent and Company, as applicable, hereby represents and warrants to Stockholder, as of the date hereof that:
3.1 Authorization. Each of Parent and the Company has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its covenants and obligations under this Agreement in accordance with the terms hereof and to perform its obligations hereunder and to satisfy its obligations under this Agreement. No other corporate action by Parent or the Company or vote of holders of any class of the capital stock of Parent or the Company is necessary to approve and adopt this Agreement and to satisfy its obligations under this Agreement. This Agreement has been duly executed and delivered by Parent and the Company and, assuming the due authorization, execution and delivery by Stockholder, this Agreement constitutes a legal, valid and binding obligation of Parent and the Company, respectively, enforceable against Parent and the Company, respectively, in accordance with its terms, subject to the Bankruptcy and Equity Exception.
3.2 No Violation. The execution, delivery and performance of this Agreement by Parent and the Company do not and will not (a) require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Authority or any other Person, except for applicable requirements of the Exchange Act, “blue sky” Laws, CFIUS, the HSR Act, any applicable non-U.S. competition, antitrust or investment Laws, filing and recordation of appropriate merger documents as required by the DGCL and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Parent or the Company’s ability to satisfy its obligations under this Agreement, (b) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of Parent or any of its Subsidiaries, (c) conflict with or result in a violation or breach of any applicable Law, (d) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent or the Company and any of its Subsidiaries are entitled, under any Contract binding upon Parent or the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject, except in the case of clause (d), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or Parent Material Adverse Effect, as applicable.
4. Appraisal Rights. To the fullest extent permitted by applicable Law, Stockholder hereby unconditionally and irrevocably waives, and shall cause to be waived, any rights of appraisal or rights to dissent from the Merger or the other transactions contemplated by the Merger that Stockholder may have under applicable Law.
5. Survival. The representations, warranties, covenants and agreements of the parties contained in this Agreement shall not survive the Effective Time.
6. Miscellaneous.
6.1 Term. Notwithstanding any other provision of this Agreement or any other agreement, this Agreement and all obligations hereunder shall terminate automatically, without any notice or other action by any Person, and cease to have any force or effect upon the earliest to occur of (a) the Effective Time, (b) the valid termination of the Merger Agreement in accordance with its terms and (c) such date and time as any amendment or change to the Merger Agreement is effected without the Stockholder’s consent that (A) decreases the amount, or changes the form, of consideration payable to in respect of the Shares pursuant to the terms of the Merger Agreement, or that imposes conditions to the receipt of such consideration or (B) otherwise amends the Merger Agreement in a manner materially adverse to the Stockholder (the earliest date, the “Termination Date”). Upon termination of this Agreement, this Agreement shall forthwith become void and have no effect and no party shall have any further obligations or liabilities under this Agreement;

provided, however, that (x) nothing set forth in this Section 7.1 shall relieve any party from liability for any willful and material breach of this Agreement prior to termination hereof and (y) the provisions of this Section 7 shall survive any valid termination of this Agreement in accordance with Section 7.1.
6.2 Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (a) Stockholder makes no agreement or understanding herein in any capacity other than in Stockholder’s capacity as a record holder and Beneficial Owner of Securities, and (b) nothing herein will be construed to limit or affect any action or inaction by Stockholder or any Representative of Stockholder, as applicable, serving on the Company Board or on the board of directors of any Subsidiary of the Company or as an officer of the Company or any of Subsidiary of the Company, acting in such Person’s capacity as a director or officer of the Company or any Subsidiary of the Company, and any such action shall not constitute a breach of this Agreement.
6.3 Amendment and Waiver. Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective and by Searchlight (as a third party beneficiary hereunder). The conditions to each of the respective parties’ obligations contemplated by this Agreement are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
6.4 Costs and Expenses. Each party shall bear its own costs and expenses (including all legal, accounting, audit, due diligence and other out-of-pocket expenses) incurred in connection with this Agreement and the transactions contemplated hereby, whether or not the Merger is consummated.
6.5 Entire Agreement; Third Party Beneficiaries. This Agreement and the Merger Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. The parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided that Searchlight shall be a third party beneficiary hereunder, provided further that the Company shall be a third party beneficiary with respect to Section 1.3.
6.6 Assignments. No party may assign either this Agreement or any of its rights, interests or obligations under this Agreement without the prior written approval of the other parties and of Searchlight (as a third party beneficiary hereunder); provided, however, that Stockholder may assign its rights and obligations without such prior written approval solely in connection with a Transfer of Shares permitted under, and effected in compliance with, the second sentence of Section 1.1. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the parties and their respective successors and permitted assigns. No assignment, to the extent permitted hereunder, by any party will relieve such party of any of its obligations under this Agreement. Any purported assignment in violation of this Agreement is void.
6.7 Execution in Counterparts. This Agreement and any amendments to this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
6.8 Notices. All notices, requests, instructions or other communications to be given or made hereunder by any party to the other parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the party for whom it is intended, (b) served by an internationally-recognized overnight courier service upon the party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:

if to Company, to:

KORE Group Holdings, Inc.
1155 Perimeter Center West, 11th Floor
Atlanta, GA 30338
Attention:	Jack W. Kennedy Jr.; Anthony Bellomo

with a copy to:

Troutman Pepper Locke LLP
600 Peachtree Street NE, Suite 3000
Atlanta, Georgia 30308
Attention:	Paul Davis Fancher; Coburn R. Beck

if to Stockholder, to:

[ABRY]
888 Boylston Street, Floor 16
Boston, MA 02199
Attention:	Rob MacInnis

with a copy to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:	Joshua Korff, P.C.

if to Parent, to:

c/o Searchlight Capital Partners, L.P.
745 Fifth Avenue, 27th Floor
New York, New York 10151
Attention:	Nadir Nurmohamed

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:	Steven A. Cohen

or to such other Person or addressees as has or have been designated in writing by the party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving party (w) upon actual receipt, if delivered personally, (x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three Business Days after deposit in the mail, if sent by registered or certified mail or (z) when transmitted by email (so long as no notice of failure of delivery is received by the sender). Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 6.8. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 6.8 as of the date of rejection, refusal or inability to deliver.

6.9 Governing Law and Venue; Waiver of Jury Trial; Specific Performance.
(a) This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the parties (i) irrevocably and unconditionally submits to the personal jurisdiction and exclusive venue of the Chosen Courts, in the event of any claim, action or proceeding between the parties (whether in contract, tort or otherwise) arises out of or relating to this Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim and (iii) agrees that it shall not bring any claim, action or proceeding against any other Parties arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law, and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 6.8, such service to become effective 10 days after such mailing. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY LEGAL ACTION AGAINST ANY FINANCING SOURCE ARISING OUT OF OR RELATED TO THE DEBT FINANCING. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.9, (1) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (2) MAKES THIS WAIVER VOLUNTARILY.
(b) The parties acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party does not perform any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach or threaten to breach any such provisions. It is accordingly agreed that, at any time prior to the valid termination of this Agreement pursuant to Section 6.1, subject to the limitations set forth therein and in this Section 6.9, the parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement in any court referred to in Section 6.9(a) without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable or not appropriate on the basis that a remedy of monetary damages would provide an adequate remedy for any such breach. Under no circumstances will either party be permitted or entitled to receive both specific performance that results in the occurrence of the Closing and any monetary damages.

6.10 Further Assurances. The parties to this Agreement agree to execute and deliver all further instruments and use its reasonable efforts to take such further actions as reasonably necessary to perform its obligations under this Agreement, as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.
6.11 Interpretation. (a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. (b) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or Article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in any representation or warranty in this Agreement shall mean such Law as in effect as of the date of this Agreement (or if such representation or warranty expressly speaks as of a particular date or period of time, then as of such particular date or period of time). Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee). The word “or” shall not be exclusive. The phrase “ordinary course” or “ordinary course of business” (or similar references) means “ordinary course of business consistent with past practice.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” “Writing,” “written” and comparable terms refer to printing, typing, and other means of reproducing in a visible form. Any reference to any particular Code section or any other Law will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified. The term “parties” means Company, Parent and Stockholder, and “party” means either of them. (c) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
6.12 Relationship of Parties. Nothing contained herein shall establish any fiduciary, partnership, joint venture or similar relationship between or among the parties hereto except to the extent otherwise expressly stated herein or therein.
6.13 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
[Signature page follows.]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

KORE GROUP HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

STOCKHOLDER:

[ABRY]

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

PARENT:

KONA PARENT, L.P.
By:	KONA Parent GP, LLC, its general partner

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

Exhibit A
Securities

	Number of Securities	Dates of Acquisition During Past Three Years (if any)
[ABRY]
Number of Existing Common Shares

Annex E
ROLLOVER, VOTING AND SUPPORT AGREEMENT
THIS ROLLOVER, VOTING AND SUPPORT AGREEMENT, dated as of February 26, 2026 (this “Agreement”), is entered into by and among KORE Group Holdings, Inc., a Delaware corporation (“Company”), KONA Parent, L.P., a Delaware limited partnership (“Parent”) and [ABRY] (the “Stockholder”). All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).
WHEREAS, Parent, KONA Merger Sub Co., a Delaware corporation and a wholly owned Subsidiary of Parent, and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”);
WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, the Stockholder has agreed to enter into this Agreement;
WHEREAS, as of the date hereof, Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Common Stock, Preferred Stock and warrants issued by the Company set forth on Exhibit A hereto, being all of the Common Stock, Preferred Stock and warrants issued by the Company owned of record or beneficially by Stockholder as of the date hereof (the “Existing Common Shares,” the “Existing Preferred Shares” and the “Existing Company Warrants” respectively, and together, the “Securities”); and
WHEREAS, immediately prior to but contingent upon the Closing in accordance with the Merger Agreement, Stockholder desires to transfer, contribute and deliver its Existing Common Shares to Parent in exchange for Class A Partnership Interests of Parent (the “Parent Partnership Interests”), as determined in accordance with this Agreement;
NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:
1. Rollover Transaction.
1.1 General. At the Rollover Closing (as defined below), automatically upon the terms and subject to the conditions of this Agreement, Stockholder shall, without any further action by any Person, transfer, contribute and deliver the Existing Common Shares, the Existing Company Warrants (if any) and any Common Stock resulting from the exercise of the Existing Company Warrants between the date hereof and the Rollover Closing (the “Exercised Common Shares”) to Parent, in each case, free and clear of any Liens (other than restrictions under the Securities Act and applicable state and securities Laws) (the “Rollover Contribution”) in exchange for a number of Parent Partnership Interests that have an aggregate value (determined based on the number of Parent Partnership Interests issued multiplied by the price per Parent Partnership Interest (the “Issue Price”)) equal to the aggregate amount of Merger Consideration that the Stockholder would have received as of the Effective Time if (a) such Existing Common Shares and Exercised Common Shares were converted into the right to receive the Merger Consideration in accordance with the Merger Agreement and (b) such Existing Company Warrants (if any) had been exercised and any resulting Common Stock were converted into the right to receive the Merger Consideration in accordance with the Merger Agreement, discounted by the exercise price of such Existing Company Warrants (the “Rolled Value”).
1.2 Merger Consideration. The Stockholder acknowledges that this Agreement is governed by Section 4.1 of the Merger Agreement with respect to the treatment of Existing Common Shares and the impact of any failure to deliver such shares at the Rollover Closing. Subject to the foregoing, Stockholder acknowledges and agrees that it shall not receive any cash payments under the Merger Agreement for the Existing Common Shares delivered by Stockholder pursuant to the Rollover Contribution, including the Merger Consideration or any payments under Section 4.1 of the Merger Agreement.
1.3 Rollover Closing. Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 1.4, the closing of the transactions contemplated hereby (the “Rollover Closing”) will take place immediately prior to, but subject to the substantially simultaneous occurrence of, the Closing.

1.4 Conditions to Obligations. The obligations of Parent and Stockholder to consummate the Rollover Closing shall be subject only to the substantially simultaneous, but subsequent, consummation of the Merger in accordance with the terms and conditions of the Merger Agreement.
1.5 Stockholders Agreement. After the date hereof, Parent and Stockholder shall negotiate in good faith to enter into, concurrently with the Closing, an amended and restated agreement of limited partnership (or other appropriate definitive agreements) in relation to Parent that will contain terms consistent with Exhibit B (the “Term Sheet”) hereto and such additional or modified terms as are not inconsistent with the Term Sheet mutually agreed to by Stockholder (the “Partnership Agreement”) which the parties intend to be executed at and effective as of the Closing. If for any reason Parent and Stockholder have not entered into the Partnership Agreement at or prior to the Closing, Parent shall operate in accordance with the Term Sheet until such time as the Partnership Agreement is in effect.
1.6 Tax Treatment. The parties to this Agreement intend that for U.S. federal and applicable state and local income tax purposes, the Rollover Contribution shall be treated as a tax-deferred contribution of property to a partnership pursuant to Section 721(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Each of the parties shall report (and shall cause their Affiliates to report) the transactions in a manner consistent with such treatment for all U.S. federal and applicable state and local income tax purposes and shall not take (and shall cause their Affiliates not to take) any inconsistent position for tax purposes except to the extent otherwise required pursuant to a final determination within the meaning of Section 1313(a) of the Code (or any similar provision of state or local tax law).
2. Certain Covenants.
2.1 Lock-Up. Stockholder hereby covenants and agrees that between the date hereof and the Closing or, if earlier, the Termination Date (as defined below), Stockholder will not, except as expressly contemplated by the Merger Agreement (a) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit, whether by merger, consolidation, conversion, division, transfer, domestication, continuance, operation of law or otherwise, the Securities or its right to vote the Securities, or agree to do any of the foregoing (each a “Transfer”); (b) enter into any agreement, Contract, option or other arrangement or otherwise knowingly take any action which would prevent Stockholder’s ability to satisfy its obligations under this Agreement or (c) take any action that would have the effect of preventing Stockholder from performing its obligations under this Agreement. Notwithstanding the foregoing, Stockholder may Transfer any or all of such Securities to Parent or any wholly-owned Subsidiary or Affiliate of Stockholder; provided, however, that in any such case, prior to and as a condition to the effectiveness of such Transfer, each Person to which any of such Securities or any interest in any of such Securities is Transferred shall have executed and delivered to Company a counterpart to this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement. Nothing herein will limit or restrict Transfers by direct and indirect equityholders of Stockholder to any Person who as of the date hereof is, or hereafter becomes, a member of such direct or indirect equityholder’s family group (i.e., (i) such equityholder’s spouse, parents, siblings and descendants (whether natural or adopted), (ii) such equityholder’s executor or legal representative and (iii) such equityholder’s customary estate planning vehicles).
2.2 Standstill. From and after the date of this Agreement until the Closing or, if earlier, the Termination Date, without the prior written consent of the Company, Stockholder shall not, except as expressly contemplated by the Merger Agreement or this Agreement: acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) or record ownership of any additional shares of Common Stock, Preferred Stock or any other securities of the Company.
2.3 Voting Agreement. Subject to the terms of this Agreement, Stockholder hereby irrevocably and unconditionally covenants and agrees that, during the Voting Period (as hereinafter defined), at the Company Stockholders Meeting or at any adjournment or postponement thereof, or in any other circumstances (including an action by written consent) upon which a vote or other approval with respect to the Merger Agreement or the Merger is sought, Stockholder shall: (i) appear at such meeting or otherwise be counted as present thereat for the purpose of establishing a quorum; (ii) be present and vote (or cause to be voted), in person or by proxy at the Company Stockholders Meeting (or deliver or cause to be delivered a written consent, if applicable), the Existing Common Shares and Exercised Common Shares (if any) in favor of (A) the adoption of the Merger Agreement, (B) the approval of the Merger and the approval of any proposal to adjourn the meeting to a later date if there are not sufficient affirmative votes to obtain the Requisite Company Stockholder Approval, and (C) any amendment, alteration, modification, repeal or waiver of the Company’s certificate of incorporation, as amended, or bylaws, as amended, contemplated by the Merger Agreement, as well as any agreement or commitment to do the same; (iii) vote (or cause to be voted), in person or by proxy at the Company Stockholders Meeting (or deliver or cause to be delivered a written consent, if applicable), the Existing Common Shares and Exercised Common Shares (if any) against (A) any extraordinary corporate transaction (other than the Merger), such as a merger, consolidation, business combination, tender or exchange offer, reorganization, recapitalization, liquidation, or sale or transfer of all or substantially all of the assets or securities of the Company or any of its Subsidiaries, (B) any amendment of the Company’s certificate of incorporation or by-laws other than as contemplated by the Merger Agreement, (C) any other proposal, action or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal, action or transaction would reasonably be expected to in any manner impede, frustrate, prevent, delay, postpone, or nullify the Merger or the Merger Agreement, (D) any extraordinary dividend, distribution or recapitalization by the Company or change in capital structure of the Company (other than pursuant to the Merger Agreement), (E) any change in the Board (unless such proposed change in the Board was proposed by the Board and is not in connection with or in support of any actual or potential Acquisition Proposal) and (F) any Acquisition Proposal (the matters described in the foregoing clauses (A) through (F) being referred to as “Competing Actions”); and (iv) not take any action by written consent to approve any Competing Action; in each case to the extent such Existing Common Shares and Exercised Common Shares (if any) are entitled to vote on the respective matter set forth above. For purposes of this Agreement, “Voting Period” means the period commencing on the date hereof and ending on the earlier of the Closing and the termination of this Agreement.
2.4 Publicity. No Stockholder, nor any of its respective Affiliates, shall issue any press release or make any other public announcement or public statement (to the extent not previously publicly disclosed or made in accordance with the Merger Agreement) with respect to this Agreement or the Merger or any other transactions contemplated by the Merger Agreement without the prior written consent of Parent, except as such press release or other public announcement may be required by applicable Law.
2.5 Release. Stockholder hereby irrevocably grants the Company and its Subsidiaries effective as of Closing, a general release of any and all claims that Stockholder may have, solely in its capacity as an equityholder of the Company, relating to periods prior to the Closing. The Company on behalf of itself and its Subsidiaries, hereby irrevocably grants Stockholder effective as of Closing, a general release of any and all claims that the Company and its Subsidiaries may have against Stockholder, solely in its capacity as an equityholder of the Company, relating to periods prior to the Closing. Notwithstanding the foregoing, each party hereto retains, and does not release, their rights and interests under the terms of this Agreement, the Merger Agreement and the documents and other agreements referred to herein and therein. Any claim that cannot be waived under applicable law shall not be waived solely to the extent such claim cannot be waived under applicable Law.
3. Representations and Warranties of Stockholder. Stockholder, on behalf of itself, hereby represents and warrants to Company, as of the date hereof, severally and not jointly, that:
3.1 Ownership. Stockholder is the record and/or Beneficial Owner of the Securities, and the Securities constitute Stockholder’s entire interest in the outstanding capital stock of the Company. The Securities are, and (except as otherwise permitted by this Agreement) prior to the Effective Time will be, Beneficially Owned and/or owned of record by Stockholder, free and clear of any Liens, of any nature whatsoever, except for restrictions on transfer under securities Laws and except for those created by this Agreement. Except for the Existing Company Warrants (as applicable to Stockholder), as of the date hereof, Stockholder does not hold any options, warrants or other rights to purchase any shares of Company Stock. As of the date hereof, the Existing Common Shares and Existing Preferred Shares (as applicable to Stockholder) constitute all of the shares of Company Stock Beneficially Owned or owned of record by Stockholder. As of the date hereof, all of the Securities have been held by Stockholder for a period of at least three years, except to the extent a more recent acquisition date is specified on Exhibit A. Stockholder has and (except as otherwise expressly provided by this Agreement) will have at all times through the Effective Time sole voting power (including the right to control such vote as contemplated herein) with respect to the matters set forth in this Agreement, sole power of disposition, sole power to issue instructions with respect to the matters set forth in this Agreement, and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of Stockholder’s

Shares and with respect to all of the Shares owned by Stockholder at all times through the Effective Time. “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficially Own” and “Beneficially Owned” shall have a correlative meaning.
3.2 Organization. Stockholder is duly incorporated or organized and validly existing under the Laws of the jurisdiction of its incorporation or organization.
3.3 Authorization. No vote of holders of capital stock of Stockholder is necessary to approve this Agreement or to satisfy its obligations under this Agreement. Stockholder has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its obligations under this Agreement and to satisfy its obligations under this Agreement. This Agreement has been duly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder (assuming due authorization, execution and delivery by the Company), enforceable against Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.
3.4 No Violation.
(a) The execution, delivery and performance of this Agreement by Stockholder do not and will not (a) conflict with or result in any violation or breach of any provision of the organizational documents of Stockholder, (b) conflict with or result in any violation or breach of any applicable Law or (c) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, acceleration of any right or obligation or the loss of any benefit to which Stockholder is entitled under, any Contract binding upon Stockholder, or to which any of Stockholder’s respective properties, rights or other assets are subject, or any Company Permit necessary to conduct the business of Parent, Merger Sub or any of their Subsidiaries as currently conducted, except in the case of clauses (b) and (c), any such violation, breach or conflict that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Stockholder to satisfy its obligations under this Agreement.
(b) The execution, delivery and performance of this Agreement by Stockholder do not and, at the time of the Closing will not, require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Authority or any other Person, except for applicable requirements of the Exchange Act and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Stockholder’s ability to satisfy its obligations under this Agreement.
3.5 Reliance by Company. Stockholder understands and acknowledges that Company is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement and the representations and warranties of Stockholder herein.
3.6 Company and Parent Unregistered. Stockholder has been advised by Parent that following the consummation of the Merger:
(a) Both the Securities (to the extent any remain outstanding) and Parent Partnership Interests will not be registered under the Securities Act or under any state securities Law;

(b) Stockholder must continue to bear the economic risk of the investment in the Parent Partnership Interests unless and until the offer and sale of such Parent Partnership Interests are subsequently registered under the Securities Act and all applicable state securities Laws or an exemption from such registration is available;
(c) It is not anticipated that there will be any public market for the Parent Partnership Interests in the foreseeable future; and
(d) A notation shall be made in the appropriate records of the applicable entity indicating that the Parent Partnership Interests are subject to restrictions on transfer and, if the applicable entity should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Parent Partnership Interests.
3.7 Governmental Filings. The execution, delivery and performance of this Agreement by Stockholder does not, would not, and is not reasonably likely to (a) result in a filing required by Antitrust Laws (as defined in the Merger Agreement) or any other filing with a Governmental Authority (as defined in the Merger Agreement) that would not otherwise have been required absent this Agreement, or (b) result in the conditions set forth in Section 7.1(b), Section 7.1(c) or Section 7.1(d) of the Merger Agreement not being satisfied on or prior to the Outside Date (as defined in the Merger Agreement).
4. Representations and Warranties of Parent and Company. Parent and Company, as applicable, hereby represents and warrants to Stockholder, as of the date hereof that:
4.1 Authorization. Each of Parent and the Company has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its covenants and obligations under this Agreement in accordance with the terms hereof and to perform its obligations hereunder and to satisfy its obligations under this Agreement. No other corporate action by Parent or the Company or vote of holders of any class of the capital stock of Parent or the Company is necessary to approve and adopt this Agreement and to satisfy its obligations under this Agreement. This Agreement has been duly executed and delivered by Parent and the Company and, assuming the due authorization, execution and delivery by Stockholder, this Agreement constitutes a legal, valid and binding obligation of Parent and the Company, respectively, enforceable against Parent and the Company, respectively, in accordance with its terms, subject to the Bankruptcy and Equity Exception.
4.2 No Violation. The execution, delivery and performance of this Agreement by Parent and the Company do not and will not (a) require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Authority or any other Person, except for applicable requirements of the Exchange Act, “blue sky” Laws, CFIUS, the HSR Act, any applicable non-U.S. competition, antitrust or investment Laws, filing and recordation of appropriate merger documents as required by the DGCL and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Parent or the Company’s ability to satisfy its obligations under this Agreement, (b) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of Parent or any of its Subsidiaries, (c) conflict with or result in a violation or breach of any applicable Law, (d) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent or the Company and any of its Subsidiaries are entitled, under any Contract binding upon Parent or the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject, except in the case of clause (d), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or Parent Material Adverse Effect, as applicable.
4.3 Parent Partnership Interests Duly Authorized; Capitalization. All of the Parent Partnership Interests to be issued to Stockholder under this Agreement, when issued and delivered in accordance with the terms of this Agreement at the Rollover Closing, will be duly authorized, validly issued and free and clear of any Liens (other than restrictions under the Securities Act and applicable state securities laws). All of the outstanding partnership interests of Parent have been, and after the Closing will be, duly authorized and were issued in compliance with all applicable federal and state securities laws. As of the Rollover Closing, except to the extent set forth in the Partnership Agreement, there shall be no statutory or contractual preemptive rights, rights of first refusal or similar restrictions with respect to the issuance of the Parent Partnership Interests.
5. Appraisal Rights. To the fullest extent permitted by applicable Law, Stockholder hereby unconditionally and irrevocably waives, and shall cause to be waived, any rights of appraisal or rights to dissent from the Merger or the other transactions contemplated by the Merger that Stockholder may have under applicable Law.
6. Survival. The representations, warranties, covenants and agreements of the parties contained in this Agreement shall not survive the Effective Time.
7. Miscellaneous.
7.1 Term. Notwithstanding any other provision of this Agreement or any other agreement, this Agreement and all obligations hereunder shall terminate automatically, without any notice or other action by any Person, and cease to have any force or effect upon the earliest to occur of (a) the Effective Time, (b) the valid termination of the Merger Agreement in accordance with its terms and (c) such date and time as any amendment or change to the Merger Agreement is effected without the Stockholder’s consent that (A) decreases the amount, or changes the form, of consideration payable to in respect of the Shares pursuant to the terms of the Merger Agreement, or that imposes conditions to the receipt of such consideration or (B) otherwise amends the Merger Agreement in a manner materially adverse to the Stockholder (the earliest date, the “Termination Date”). Upon termination of this Agreement, this Agreement shall forthwith become void and have no effect and no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 7.1 shall relieve any party from liability for any willful and material breach of this Agreement prior to termination hereof and (y) the provisions of this Section 7 shall survive any valid termination of this Agreement in accordance with Section 7.1.
7.2 Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (a) Stockholder makes no agreement or understanding herein in any capacity other than in Stockholder’s capacity as a record holder and Beneficial Owner of Securities, and (b) nothing herein will be construed to limit or affect any action or inaction by Stockholder or any Representative of Stockholder, as applicable, serving on the Company Board or on the board of directors of any Subsidiary of the Company or as an officer of the Company or any of Subsidiary of the Company, acting in such Person’s capacity as a director or officer of the Company or any Subsidiary of the Company, and any such action shall not constitute a breach of this Agreement.
7.3 Amendment and Waiver. Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective and by Searchlight (as a third party beneficiary hereunder). The conditions to each of the respective parties’ obligations contemplated by this Agreement are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
7.4 Costs and Expenses. Each party shall bear its own costs and expenses (including all legal, accounting, audit, due diligence and other out-of-pocket expenses) incurred in connection with this Agreement and the transactions contemplated hereby, whether or not the Merger is consummated.
7.5 Entire Agreement; Third Party Beneficiaries. This Agreement and the Merger Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. The parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided that Searchlight shall be a third party beneficiary hereunder, provided further that the Company shall be a third party beneficiary with respect to Section 2.3.

7.6 Assignments. No party may assign either this Agreement or any of its rights, interests or obligations under this Agreement without the prior written approval of the other parties and of Searchlight (as a third party beneficiary hereunder); provided, however, that Stockholder may assign its rights and obligations without such prior written approval solely in connection with a Transfer of Shares permitted under, and effected in compliance with, the second sentence of Section 2.1. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the parties and their respective successors and permitted assigns. No assignment, to the extent permitted hereunder, by any party will relieve such party of any of its obligations under this Agreement. Any purported assignment in violation of this Agreement is void.
7.7 Execution in Counterparts. This Agreement and any amendments to this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
7.8 Notices. All notices, requests, instructions or other communications to be given or made hereunder by any party to the other parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the party for whom it is intended, (b) served by an internationally-recognized overnight courier service upon the party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:

if to Company, to:

KORE Group Holdings, Inc.
1155 Perimeter Center West, 11th Floor
Atlanta, GA 30338
Attention:	Jack W. Kennedy Jr.; Anthony Bellomo

with a copy to:

Troutman Pepper Locke LLP
600 Peachtree Street NE, Suite 3000
Atlanta, Georgia 30308
Attention:	Paul Davis Fancher; Coburn R. Beck

if to Stockholder, to:

[ABRY]
888 Boylston Street, Floor 16
Boston, MA 02199
Attention:	Rob MacInnis

with a copy to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:	Joshua Korff, P.C.

if to Parent, to:

c/o Searchlight Capital Partners, L.P.
745 Fifth Avenue, 27th Floor
New York, New York 10151
Attention:	Nadir Nurmohamed

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:	Steven A. Cohen

or to such other Person or addressees as has or have been designated in writing by the party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving party (w) upon actual receipt, if delivered personally, (x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three Business Days after deposit in the mail, if sent by registered or certified mail or (z) when transmitted by email (so long as no notice of failure of delivery is received by the sender). Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 7.8. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 7.8 as of the date of rejection, refusal or inability to deliver.
7.9 Governing Law and Venue; Waiver of Jury Trial; Specific Performance.
(a) This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the parties (i) irrevocably and unconditionally submits to the personal jurisdiction and exclusive venue of the Chosen Courts, in the event of any claim, action or proceeding between the parties (whether in contract, tort or otherwise) arises out of or relating to this Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim and (iii) agrees that it shall not bring any claim, action or proceeding against any other Parties arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law, and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 7.8, such service to become effective 10 days after such mailing. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY LEGAL ACTION AGAINST ANY FINANCING SOURCE ARISING OUT OF OR RELATED TO THE DEBT FINANCING. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.9, (1) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (2) MAKES THIS WAIVER VOLUNTARILY.

(b) The parties acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party does not perform any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach or threaten to breach any such provisions. It is accordingly agreed that, at any time prior to the valid termination of this Agreement pursuant to Section 7.1, subject to the limitations set forth therein and in this Section 7.9, the parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement in any court referred to in Section 7.9(a) without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable or not appropriate on the basis that a remedy of monetary damages would provide an adequate remedy for any such breach. Under no circumstances will either party be permitted or entitled to receive both specific performance that results in the occurrence of the Closing and any monetary damages.
7.10 Further Assurances. The parties to this Agreement agree to execute and deliver all further instruments and use its reasonable efforts to take such further actions as reasonably necessary to perform its obligations under this Agreement, as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.
7.11 Interpretation. (a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. (b) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or Article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in any representation or warranty in this Agreement shall mean such Law as in effect as of the date of this Agreement (or if such representation or warranty expressly speaks as of a particular date or period of time, then as of such particular date or period of time). Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee). The word “or” shall not be exclusive. The phrase “ordinary course” or “ordinary course of business” (or similar references) means “ordinary course of business consistent with past practice.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” “Writing,” “written” and comparable terms refer to printing, typing, and other means of reproducing in a visible form. Any reference to any particular Code section or any other Law will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified. The term “parties” means Company, Parent and Stockholder, and “party” means either of them. (c) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
7.12 Relationship of Parties. Nothing contained herein shall establish any fiduciary, partnership, joint venture or similar relationship between or among the parties hereto except to the extent otherwise expressly stated herein or therein.
7.13 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
[Signature page follows.]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

KORE GROUP HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Rollover, Voting and Support Agreement]

STOCKHOLDER:

[ABRY]

By:
Name:
Title:

[Signature Page to Rollover, Voting and Support Agreement]

PARENT:

KONA PARENT, L.P.
By:	KONA Parent GP, LLC, its general partner

By:
Name:
Title:

[Signature Page to Rollover, Voting and Support Agreement]

Exhibit A
Securities

	Number of Securities	Dates of Acquisition During Past Three Years (if any)
[ABRY]
Number of Existing Common Shares

Annex F

EXECUTION VERSION
ROLLOVER, VOTING AND SUPPORT AGREEMENT
THIS ROLLOVER, VOTING AND SUPPORT AGREEMENT, dated as of March 17, 2026 (this “Agreement”), is entered into by and among KORE Group Holdings, Inc., a Delaware corporation (“Company”), KONA Parent, L.P., a Delaware limited partnership (“Parent”) and Dotmar Investments Limited (the “Stockholder”). All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).
WHEREAS, Parent, KONA Merger Sub Co., a Delaware corporation and a wholly owned Subsidiary of Parent, and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”);
WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, the Stockholder has agreed to enter into this Agreement;
WHEREAS, as of the date hereof, Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Common Stock, Preferred Stock and warrants issued by the Company set forth on Exhibit A hereto, being all of the Common Stock, Preferred Stock and warrants issued by the Company owned of record or beneficially by Stockholder as of the date hereof (the “Existing Common Shares,” the “Existing Preferred Shares” and the “Existing Company Warrants” respectively, and together, the “Securities”); and
WHEREAS, immediately prior to but contingent upon the Closing in accordance with the Merger Agreement, Stockholder desires to transfer, contribute and deliver its Existing Common Shares to Parent in exchange for Class A Partnership Interests of Parent (the “Parent Partnership Interests”), as determined in accordance with this Agreement;
NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:
1. Rollover Transaction.
1.1 General. At the Rollover Closing (as defined below), automatically upon the terms and subject to the conditions of this Agreement, Stockholder shall, without any further action by any Person, transfer, contribute and deliver the Existing Common Shares, the Existing Company Warrants (if any) and any Common Stock resulting from the exercise of the Existing Company Warrants between the date hereof and the Rollover Closing (the “Exercised Common Shares”) to Parent, in each case, free and clear of any Liens (other than restrictions under the Securities Act and applicable state and securities Laws) (the “Rollover Contribution”) in exchange for a number of Parent Partnership Interests that have an aggregate value (determined based on the number of Parent Partnership Interests issued multiplied by the price per Parent Partnership Interest (the “Issue Price”)) equal to the aggregate amount of Merger Consideration that the Stockholder would have received as of the Effective Time if (a) such Existing Common Shares and Exercised Common Shares were converted into the right to receive the Merger Consideration in accordance with the Merger Agreement and (b) such Existing Company Warrants (if any) had been exercised and any resulting Common Stock were converted into the right to receive the Merger Consideration in accordance with the Merger Agreement, discounted by the exercise price of such Existing Company Warrants (the “Rolled Value”).
1.2 Merger Consideration. The Stockholder acknowledges that this Agreement is governed by Section 4.1 of the Merger Agreement with respect to the treatment of Existing Common Shares and the impact of any failure to deliver such shares at the Rollover Closing. Subject to the foregoing, Stockholder acknowledges and agrees that it shall not receive any cash payments under the Merger Agreement for the Existing Common Shares delivered by Stockholder pursuant to the Rollover Contribution, including the Merger Consideration or any payments under Section 4.1 of the Merger Agreement.

1.3 Rollover Closing. Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 1.4, the closing of the transactions contemplated hereby (the “Rollover Closing”) will take place immediately prior to, but subject to the substantially simultaneous occurrence of, the Closing.
1.4 Conditions to Obligations. The obligations of Parent and Stockholder to consummate the Rollover Closing shall be subject only to the substantially simultaneous, but subsequent, consummation of the Merger in accordance with the terms and conditions of the Merger Agreement.
1.5 Stockholders Agreement. After the date hereof, Parent and Stockholder shall negotiate in good faith to enter into, concurrently with the Closing, an amended and restated agreement of limited partnership (or other appropriate definitive agreements) in relation to Parent that will contain terms consistent with Exhibit B (the “Term Sheet”) hereto and such additional or modified terms as are not inconsistent with the Term Sheet mutually agreed to by Stockholder (the “Partnership Agreement”) which the parties intend to be executed at and effective as of the Closing. If for any reason Parent and Stockholder have not entered into the Partnership Agreement at or prior to the Closing, Parent shall operate in accordance with the Term Sheet until such time as the Partnership Agreement is in effect.
1.6 Tax Treatment. The parties to this Agreement intend that for U.S. federal and applicable state and local income tax purposes, the Rollover Contribution shall be treated as a tax-deferred contribution of property to a partnership pursuant to Section 721(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Each of the parties shall report (and shall cause their Affiliates to report) the transactions in a manner consistent with such treatment for all U.S. federal and applicable state and local income tax purposes and shall not take (and shall cause their Affiliates not to take) any inconsistent position for tax purposes except to the extent otherwise required pursuant to a final determination within the meaning of Section 1313(a) of the Code (or any similar provision of state or local tax law).
2. Certain Covenants.
2.1 Lock-Up. Stockholder hereby covenants and agrees that between the date hereof and the Closing or, if earlier, the Termination Date (as defined below), Stockholder will not, except as expressly contemplated by the Merger Agreement (a) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit, whether by merger, consolidation, conversion, division, transfer, domestication, continuance, operation of law or otherwise, the Securities or its right to vote the Securities, or agree to do any of the foregoing (each a “Transfer”); (b) enter into any agreement, Contract, option or other arrangement or otherwise knowingly take any action which would prevent Stockholder’s ability to satisfy its obligations under this Agreement or (c) take any action that would have the effect of preventing Stockholder from performing its obligations under this Agreement. Notwithstanding the foregoing, Stockholder may Transfer any or all of such Securities to Parent or any wholly-owned Subsidiary or Affiliate of Stockholder; provided, however, that in any such case, prior to and as a condition to the effectiveness of such Transfer, each Person to which any of such Securities or any interest in any of such Securities is Transferred shall have executed and delivered to Company a counterpart to this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement. Nothing herein will limit or restrict Transfers by direct and indirect equityholders of Stockholder to any Person who as of the date hereof is, or hereafter becomes, a member of such direct or indirect equityholder’s family group (i.e., (i) such equityholder’s spouse, parents, siblings and descendants (whether natural or adopted), (ii) such equityholder’s executor or legal representative and (iii) such equityholder’s customary estate planning vehicles).
2.2 Standstill. From and after the date of this Agreement until the Closing or, if earlier, the Termination Date, without the prior written consent of the Company, Stockholder shall not, except as expressly contemplated by the Merger Agreement or this Agreement: acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) or record ownership of any additional shares of Common Stock, Preferred Stock or any other securities of the Company.
2.3 Voting Agreement. Subject to the terms of this Agreement, Stockholder hereby irrevocably and unconditionally covenants and agrees that, during the Voting Period (as hereinafter defined), at the Company Stockholders Meeting or at any adjournment or postponement thereof, or in any other circumstances (including an action by written consent) upon which a vote or other approval with respect to the Merger Agreement or the Merger is sought, Stockholder shall: (i) appear at such meeting or otherwise be counted as present thereat for the purpose of establishing a quorum; (ii) be present and vote (or cause to be voted), in person or by proxy at the Company Stockholders Meeting (or deliver or cause to be delivered a written consent, if applicable), the Existing Common Shares and Exercised Common Shares (if any) in favor of (A) the adoption of the Merger Agreement, (B) the approval of the Merger and the approval of any proposal to adjourn the meeting to a later date if there are not sufficient affirmative votes to obtain the Requisite Company Stockholder Approval, and (C) any amendment, alteration, modification, repeal or waiver of the Company’s certificate of incorporation, as amended, or bylaws, as amended, contemplated by the Merger Agreement, as well as any agreement or commitment to do the same; (iii) vote (or cause to be voted), in person or by proxy at the Company Stockholders Meeting (or deliver or cause to be delivered a written consent, if applicable), the Existing Common Shares and Exercised Common Shares (if any) against (A) any extraordinary corporate transaction (other than the Merger), such as a merger, consolidation, business combination, tender or exchange offer, reorganization, recapitalization, liquidation, or sale or transfer of all or substantially all of the assets or securities of the Company or any of its Subsidiaries, (B) any amendment of the Company’s certificate of incorporation or by-laws other than as contemplated by the Merger Agreement, (C) any other proposal, action or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal, action or transaction would reasonably be expected to in any manner impede, frustrate, prevent, delay, postpone, or nullify the Merger or the Merger Agreement, (D) any extraordinary dividend, distribution or recapitalization by the Company or change in capital structure of the Company (other than pursuant to the Merger Agreement), (E) any change in the Board (unless such proposed change in the Board was proposed by the Board and is not in connection with or in support of any actual or potential Acquisition Proposal) and (F) any Acquisition Proposal (the matters described in the foregoing clauses (A) through (F) being referred to as “Competing Actions”); and (iv) not take any action by written consent to approve any Competing Action; in each case to the extent such Existing Common Shares and Exercised Common Shares (if any) are entitled to vote on the respective matter set forth above. For purposes of this Agreement, “Voting Period” means the period commencing on the date hereof and ending on the earlier of the Closing and the termination of this Agreement.
2.4 Publicity. No Stockholder, nor any of its respective Affiliates, shall issue any press release or make any other public announcement or public statement (to the extent not previously publicly disclosed or made in accordance with the Merger Agreement) with respect to this Agreement or the Merger or any other transactions contemplated by the Merger Agreement without the prior written consent of Parent, except as such press release or other public announcement may be required by applicable Law.
2.5 Release. Stockholder hereby irrevocably grants the Company and its Subsidiaries effective as of Closing, a general release of any and all claims that Stockholder may have, solely in its capacity as an equityholder of the Company, relating to periods prior to the Closing. The Company on behalf of itself and its Subsidiaries, hereby irrevocably grants Stockholder effective as of Closing, a general release of any and all claims that the Company and its Subsidiaries may have against Stockholder, solely in its capacity as an equityholder of the Company, relating to periods prior to the Closing. Notwithstanding the foregoing, each party hereto retains, and does not release, their rights and interests under the terms of this Agreement, the Merger Agreement and the documents and other agreements referred to herein and therein. Any claim that cannot be waived under applicable law shall not be waived solely to the extent such claim cannot be waived under applicable Law.
2.6 Cooperation. Stockholder shall act to promote and in furtherance of the transactions contemplated by the Merger Agreement and the binding term sheet executed by the Stockholder and the other parties thereto on the date hereof. Stockholder shall comply with Section 6.3, and Section 6.5 of the Merger Agreement to the extent applicable to Stockholder and shall provide all information reasonably necessary to satisfy the applicable disclosure requirements of Searchlight IV KOR, L.P. and ABRY Partners VII, L.P. under Section 13(d) of the Exchange Act, Rule 13e-3 or otherwise under the federal securities laws.
3. Representations and Warranties of Stockholder. Stockholder, on behalf of itself, hereby represents and warrants to Company, as of the date hereof, severally and not jointly, that:
3.1 Ownership. Stockholder is the record and/or Beneficial Owner of the Securities, and the Securities constitute Stockholder’s entire interest in the outstanding capital stock of the Company. The Securities are, and (except as otherwise permitted by this Agreement) prior to the Effective Time will be, Beneficially Owned and/or owned of record by Stockholder, free and clear of any Liens, of any nature whatsoever, except for restrictions on transfer under securities Laws and except for those created by this Agreement. Except for the

Existing Company Warrants (as applicable to Stockholder), as of the date hereof, Stockholder does not hold any options, warrants or other rights to purchase any shares of Company Stock. As of the date hereof, the Existing Common Shares and Existing Preferred Shares (as applicable to Stockholder) constitute all of the shares of Company Stock Beneficially Owned or owned of record by Stockholder. As of the date hereof, all of the Securities have been held by Stockholder for a period of at least three years, except to the extent a more recent acquisition date is specified on Exhibit A. Stockholder has and (except as otherwise expressly provided by this Agreement) will have at all times through the Effective Time sole voting power (including the right to control such vote as contemplated herein) with respect to the matters set forth in this Agreement, sole power of disposition, sole power to issue instructions with respect to the matters set forth in this Agreement, and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of Stockholder’s Shares and with respect to all of the Shares owned by Stockholder at all times through the Effective Time. “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficially Own” and “Beneficially Owned” shall have a correlative meaning.
3.2 Organization. Stockholder is duly incorporated or organized and validly existing under the Laws of the jurisdiction of its incorporation or organization.
3.3 Authorization. No vote of holders of capital stock of Stockholder is necessary to approve this Agreement or to satisfy its obligations under this Agreement. Stockholder has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its obligations under this Agreement and to satisfy its obligations under this Agreement. This Agreement has been duly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder (assuming due authorization, execution and delivery by the Company), enforceable against Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.
3.4 No Violation.
(a) The execution, delivery and performance of this Agreement by Stockholder do not and will not (a) conflict with or result in any violation or breach of any provision of the organizational documents of Stockholder, (b) conflict with or result in any violation or breach of any applicable Law or (c) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, acceleration of any right or obligation or the loss of any benefit to which Stockholder is entitled under, any Contract binding upon Stockholder, or to which any of Stockholder’s respective properties, rights or other assets are subject, or any Company Permit necessary to conduct the business of Parent, Merger Sub or any of their Subsidiaries as currently conducted, except in the case of clauses (b) and (c), any such violation, breach or conflict that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Stockholder to satisfy its obligations under this Agreement.
(b) The execution, delivery and performance of this Agreement by Stockholder do not and, at the time of the Closing will not, require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Authority or any other Person, except for applicable requirements of the Exchange Act and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Stockholder’s ability to satisfy its obligations under this Agreement.

3.5 Reliance by Company. Stockholder understands and acknowledges that Company is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement and the representations and warranties of Stockholder herein.
3.6 Company and Parent Unregistered. Stockholder has been advised by Parent that following the consummation of the Merger:
(a) Both the Securities (to the extent any remain outstanding) and Parent Partnership Interests will not be registered under the Securities Act or under any state securities Law;
(b) Stockholder must continue to bear the economic risk of the investment in the Parent Partnership Interests unless and until the offer and sale of such Parent Partnership Interests are subsequently registered under the Securities Act and all applicable state securities Laws or an exemption from such registration is available;
(c) It is not anticipated that there will be any public market for the Parent Partnership Interests in the foreseeable future; and
(d) A notation shall be made in the appropriate records of the applicable entity indicating that the Parent Partnership Interests are subject to restrictions on transfer and, if the applicable entity should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Parent Partnership Interests.
3.7 Governmental Filings. The execution, delivery and performance of this Agreement by Stockholder does not, would not, and is not reasonably likely to (a) result in a filing required by Antitrust Laws (as defined in the Merger Agreement) or any other filing with a Governmental Authority (as defined in the Merger Agreement) that would not otherwise have been required absent this Agreement, or (b) result in the conditions set forth in Section 7.1(b), Section 7.1(c) or Section 7.1(d) of the Merger Agreement not being satisfied on or prior to the Outside Date (as defined in the Merger Agreement).
4. Representations and Warranties of Parent and Company. Parent and Company, as applicable, hereby represents and warrants to Stockholder, as of the date hereof that:
4.1 Authorization. Each of Parent and the Company has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its covenants and obligations under this Agreement in accordance with the terms hereof and to perform its obligations hereunder and to satisfy its obligations under this Agreement. No other corporate action by Parent or the Company or vote of holders of any class of the capital stock of Parent or the Company is necessary to approve and adopt this Agreement and to satisfy its obligations under this Agreement. This Agreement has been duly executed and delivered by Parent and the Company and, assuming the due authorization, execution and delivery by Stockholder, this Agreement constitutes a legal, valid and binding obligation of Parent and the Company, respectively, enforceable against Parent and the Company, respectively, in accordance with its terms, subject to the Bankruptcy and Equity Exception.
4.2 No Violation. The execution, delivery and performance of this Agreement by Parent and the Company do not and will not (a) require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Authority or any other Person, except for applicable requirements of the Exchange Act, “blue sky” Laws, CFIUS, the HSR Act, any applicable non-U.S. competition, antitrust or investment Laws, filing and recordation of appropriate merger documents as required by the DGCL and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Parent or the Company’s ability to satisfy its obligations under this Agreement, (b) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of Parent or any of its Subsidiaries, (c) conflict with or result in a violation or breach of any applicable Law, (d) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent or the Company and any of its Subsidiaries are entitled, under any Contract binding upon Parent or the Company or any of its

Subsidiaries, or to which any of their respective properties, rights or other assets are subject, except in the case of clause (d), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or Parent Material Adverse Effect, as applicable.
4.3 Parent Partnership Interests Duly Authorized; Capitalization. All of the Parent Partnership Interests to be issued to Stockholder under this Agreement, when issued and delivered in accordance with the terms of this Agreement at the Rollover Closing, will be duly authorized, validly issued and free and clear of any Liens (other than restrictions under the Securities Act and applicable state securities laws). All of the outstanding partnership interests of Parent have been, and after the Closing will be, duly authorized and were issued in compliance with all applicable federal and state securities laws. As of the Rollover Closing, except to the extent set forth in the Partnership Agreement, there shall be no statutory or contractual preemptive rights, rights of first refusal or similar restrictions with respect to the issuance of the Parent Partnership Interests.
5. Appraisal Rights. To the fullest extent permitted by applicable Law, Stockholder hereby unconditionally and irrevocably waives, and shall cause to be waived, any rights of appraisal or rights to dissent from the Merger or the other transactions contemplated by the Merger that Stockholder may have under applicable Law.
6. Survival. The representations, warranties, covenants and agreements of the parties contained in this Agreement shall not survive the Effective Time.
7. Miscellaneous.
7.1 Term. Notwithstanding any other provision of this Agreement or any other agreement, this Agreement and all obligations hereunder shall terminate automatically, without any notice or other action by any Person, and cease to have any force or effect upon the earliest to occur of (a) the Effective Time, (b) the valid termination of the Merger Agreement in accordance with its terms and (c) such date and time as any amendment or change to the Merger Agreement is effected without the Stockholder’s consent that (A) decreases the amount, or changes the form, of consideration payable to in respect of the Shares pursuant to the terms of the Merger Agreement, or that imposes conditions to the receipt of such consideration or (B) otherwise amends the Merger Agreement in a manner materially adverse to the Stockholder (the earliest date, the “Termination Date”). Upon termination of this Agreement, this Agreement shall forthwith become void and have no effect and no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 7.1 shall relieve any party from liability for any willful and material breach of this Agreement prior to termination hereof and (y) the provisions of this Section 7 shall survive any valid termination of this Agreement in accordance with Section 7.1.
7.2 Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (a) Stockholder makes no agreement or understanding herein in any capacity other than in Stockholder’s capacity as a record holder and Beneficial Owner of Securities, and (b) nothing herein will be construed to limit or affect any action or inaction by Stockholder or any Representative of Stockholder, as applicable, serving on the Company Board or on the board of directors of any Subsidiary of the Company or as an officer of the Company or any of Subsidiary of the Company, acting in such Person’s capacity as a director or officer of the Company or any Subsidiary of the Company, and any such action shall not constitute a breach of this Agreement.
7.3 Amendment and Waiver. Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective and by Searchlight and ABRY (as a third party beneficiary hereunder). The conditions to each of the respective parties’ obligations contemplated by this Agreement are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
7.4 Costs and Expenses. Each party shall bear its own costs and expenses (including all legal, accounting, audit, due diligence and other out-of-pocket expenses) incurred in connection with this Agreement and the transactions contemplated hereby, whether or not the Merger is consummated.

7.5 Entire Agreement; Third Party Beneficiaries. This Agreement and the Merger Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. The parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided that Searchlight and ABRY shall be a third party beneficiary hereunder, provided further that the Company shall be a third party beneficiary with respect to Section 2.3.
7.6 Assignments. No party may assign either this Agreement or any of its rights, interests or obligations under this Agreement without the prior written approval of the other parties and of Searchlight and ABRY (as a third party beneficiary hereunder); provided, however, that Stockholder may assign its rights and obligations without such prior written approval solely in connection with a Transfer of Shares permitted under, and effected in compliance with, the second sentence of Section 2.1. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the parties and their respective successors and permitted assigns. No assignment, to the extent permitted hereunder, by any party will relieve such party of any of its obligations under this Agreement. Any purported assignment in violation of this Agreement is void.
7.7 Execution in Counterparts. This Agreement and any amendments to this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
7.8 Notices. All notices, requests, instructions or other communications to be given or made hereunder by any party to the other parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the party for whom it is intended, (b) served by an internationally-recognized overnight courier service upon the party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:

if to Company, to:

KORE Group Holdings, Inc.
1155 Perimeter Center West, 11th Floor
Atlanta, GA 30338
Attention: Jack W. Kennedy Jr.; Anthony Bellomo

with a copy to:

Troutman Pepper Locke LLP
600 Peachtree Street NE, Suite 3000
Atlanta, Georgia 30308
Attention:	Paul Davis Fancher; Coburn R. Beck

if to Stockholder, to:

Dotmar Investments Limited
Attention:	Richard Burston

with a copy to:

Wadih Hanna

if to Parent, to:

c/o Searchlight Capital Partners, L.P.
745 Fifth Avenue, 27th Floor
New York, New York 10151
Attention:	Nadir Nurmohamed

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:	Steven A. Cohen

or to such other Person or addressees as has or have been designated in writing by the party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving party (w) upon actual receipt, if delivered personally, (x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three Business Days after deposit in the mail, if sent by registered or certified mail or (z) when transmitted by email (so long as no notice of failure of delivery is received by the sender). Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 7.8. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 7.8 as of the date of rejection, refusal or inability to deliver.
7.9 Governing Law and Venue; Waiver of Jury Trial; Specific Performance.
(a) This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the parties (i) irrevocably and unconditionally submits to the personal jurisdiction and exclusive venue of the Chosen Courts, in the event of any claim, action or proceeding between the parties (whether in contract, tort or otherwise) arises out of or relating to this Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim and (iii) agrees that it shall not bring any claim, action or proceeding against any other Parties arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law, and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 7.8, such service to become effective 10 days after such mailing. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY LEGAL ACTION AGAINST ANY FINANCING SOURCE ARISING OUT OF OR RELATED TO THE DEBT FINANCING. EACH PARTY (i) CERTIFIES THAT NO

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.9, (1) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (2) MAKES THIS WAIVER VOLUNTARILY.
(b) The parties acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party does not perform any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach or threaten to breach any such provisions. It is accordingly agreed that, at any time prior to the valid termination of this Agreement pursuant to Section 7.1, subject to the limitations set forth therein and in this Section 7.9, the parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement in any court referred to in Section 7.9(a) without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable or not appropriate on the basis that a remedy of monetary damages would provide an adequate remedy for any such breach. Under no circumstances will either party be permitted or entitled to receive both specific performance that results in the occurrence of the Closing and any monetary damages.
7.10 Further Assurances. The parties to this Agreement agree to execute and deliver all further instruments and use its reasonable efforts to take such further actions as reasonably necessary to perform its obligations under this Agreement, as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.
7.11 Interpretation. (a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. (b) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or Article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in any representation or warranty in this Agreement shall mean such Law as in effect as of the date of this Agreement (or if such representation or warranty expressly speaks as of a particular date or period of time, then as of such particular date or period of time). Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee). The word “or” shall not be exclusive. The phrase “ordinary course” or “ordinary course of business” (or similar references) means “ordinary course of business consistent with past practice.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” “Writing,” “written” and comparable terms refer to printing, typing, and other means of reproducing in a visible form. Any reference to any particular Code section or any other Law will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified. The term “parties” means Company, Parent and Stockholder, and “party” means either of them. (c) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
7.12 Relationship of Parties. Nothing contained herein shall establish any fiduciary, partnership, joint venture or similar relationship between or among the parties hereto except to the extent otherwise expressly stated herein or therein.
7.13 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
[Signature page follows.]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

KORE GROUP HOLDINGS, INC.

By:	/s/ Jack W. Kennedy Jr.
Name:	Jack W. Kennedy Jr.
Title:	EVP, Chief Legal Officer & Secretary

STOCKHOLDER:

DOTMAR INVESTMENTS LIMITED

By:	/s/ Richard Burston
Name:	Richard Burston
Title:	Chairman

[Signature Page to Rollover, Voting and Support Agreement]

PARENT:

KONA PARENT, L.P.
By: KONA Parent GP, LLC, its general partner

By:	/s/ Andrew Frey
Name:	Andrew Frey
Title:	Authorized Person

[Signature Page to Rollover, Voting and Support Agreement]

Exhibit A
Securities

	Number of Securities	Dates of Acquisition During Past Three Years (if any)
Dotmar Investments Limited
Number of Existing Common Shares	847,293	N/A

Annex G

EXECUTION VERSION
ROLLOVER, VOTING AND SUPPORT AGREEMENT
THIS ROLLOVER, VOTING AND SUPPORT AGREEMENT, dated as of March 17, 2026 (this “Agreement”), is entered into by and among KORE Group Holdings, Inc., a Delaware corporation (“Company”), KONA Parent, L.P., a Delaware limited partnership (“Parent”) and Richard Burston (the “Stockholder”). All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).
WHEREAS, Parent, KONA Merger Sub Co., a Delaware corporation and a wholly owned Subsidiary of Parent, and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”);
WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, the Stockholder has agreed to enter into this Agreement;
WHEREAS, as of the date hereof, Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Common Stock, Preferred Stock and warrants issued by the Company set forth on Exhibit A hereto, being all of the Common Stock, Preferred Stock and warrants issued by the Company owned of record or beneficially by Stockholder as of the date hereof (the “Existing Common Shares,” the “Existing Preferred Shares” and the “Existing Company Warrants” respectively, and together, the “Securities”); and
WHEREAS, immediately prior to but contingent upon the Closing in accordance with the Merger Agreement, Stockholder desires to transfer, contribute and deliver its Existing Common Shares to Parent in exchange for Class A Partnership Interests of Parent (the “Parent Partnership Interests”), as determined in accordance with this Agreement;
NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:
1. Rollover Transaction.
1.1 General. At the Rollover Closing (as defined below), automatically upon the terms and subject to the conditions of this Agreement, Stockholder shall, without any further action by any Person, transfer, contribute and deliver the Existing Common Shares, the Existing Company Warrants (if any) and any Common Stock resulting from the exercise of the Existing Company Warrants between the date hereof and the Rollover Closing (the “Exercised Common Shares”) to Parent, in each case, free and clear of any Liens (other than restrictions under the Securities Act and applicable state and securities Laws) (the “Rollover Contribution”) in exchange for a number of Parent Partnership Interests that have an aggregate value (determined based on the number of Parent Partnership Interests issued multiplied by the price per Parent Partnership Interest (the “Issue Price”)) equal to the aggregate amount of Merger Consideration that the Stockholder would have received as of the Effective Time if (a) such Existing Common Shares and Exercised Common Shares were converted into the right to receive the Merger Consideration in accordance with the Merger Agreement and (b) such Existing Company Warrants (if any) had been exercised and any resulting Common Stock were converted into the right to receive the Merger Consideration in accordance with the Merger Agreement, discounted by the exercise price of such Existing Company Warrants (the “Rolled Value”).
1.2 Merger Consideration. The Stockholder acknowledges that this Agreement is governed by Section 4.1 of the Merger Agreement with respect to the treatment of Existing Common Shares and the impact of any failure to deliver such shares at the Rollover Closing. Subject to the foregoing, Stockholder acknowledges and agrees that it shall not receive any cash payments under the Merger Agreement for the Existing Common Shares delivered by Stockholder pursuant to the Rollover Contribution, including the Merger Consideration or any payments under Section 4.1 of the Merger Agreement.

1.3 Rollover Closing. Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 1.4, the closing of the transactions contemplated hereby (the “Rollover Closing”) will take place immediately prior to, but subject to the substantially simultaneous occurrence of, the Closing.
1.4 Conditions to Obligations. The obligations of Parent and Stockholder to consummate the Rollover Closing shall be subject only to the substantially simultaneous, but subsequent, consummation of the Merger in accordance with the terms and conditions of the Merger Agreement.
1.5 Stockholders Agreement. After the date hereof, Parent and Stockholder shall negotiate in good faith to enter into, concurrently with the Closing, an amended and restated agreement of limited partnership (or other appropriate definitive agreements) in relation to Parent that will contain terms consistent with Exhibit B (the “Term Sheet”) hereto and such additional or modified terms as are not inconsistent with the Term Sheet mutually agreed to by Stockholder (the “Partnership Agreement”) which the parties intend to be executed at and effective as of the Closing. If for any reason Parent and Stockholder have not entered into the Partnership Agreement at or prior to the Closing, Parent shall operate in accordance with the Term Sheet until such time as the Partnership Agreement is in effect.
1.6 Tax Treatment. The parties to this Agreement intend that for U.S. federal and applicable state and local income tax purposes, the Rollover Contribution shall be treated as a tax-deferred contribution of property to a partnership pursuant to Section 721(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Each of the parties shall report (and shall cause their Affiliates to report) the transactions in a manner consistent with such treatment for all U.S. federal and applicable state and local income tax purposes and shall not take (and shall cause their Affiliates not to take) any inconsistent position for tax purposes except to the extent otherwise required pursuant to a final determination within the meaning of Section 1313(a) of the Code (or any similar provision of state or local tax law).
2. Certain Covenants.
2.1 Lock-Up. Stockholder hereby covenants and agrees that between the date hereof and the Closing or, if earlier, the Termination Date (as defined below), Stockholder will not, except as expressly contemplated by the Merger Agreement (a) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit, whether by merger, consolidation, conversion, division, transfer, domestication, continuance, operation of law or otherwise, the Securities or its right to vote the Securities, or agree to do any of the foregoing (each a “Transfer”); (b) enter into any agreement, Contract, option or other arrangement or otherwise knowingly take any action which would prevent Stockholder’s ability to satisfy its obligations under this Agreement or (c) take any action that would have the effect of preventing Stockholder from performing its obligations under this Agreement. Notwithstanding the foregoing, Stockholder may Transfer any or all of such Securities to Parent or any wholly-owned Subsidiary or Affiliate of Stockholder; provided, however, that in any such case, prior to and as a condition to the effectiveness of such Transfer, each Person to which any of such Securities or any interest in any of such Securities is Transferred shall have executed and delivered to Company a counterpart to this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement. Nothing herein will limit or restrict Transfers by direct and indirect equityholders of Stockholder to any Person who as of the date hereof is, or hereafter becomes, a member of such direct or indirect equityholder’s family group (i.e., (i) such equityholder’s spouse, parents, siblings and descendants (whether natural or adopted), (ii) such equityholder’s executor or legal representative and (iii) such equityholder’s customary estate planning vehicles).
2.2 Standstill. From and after the date of this Agreement until the Closing or, if earlier, the Termination Date, without the prior written consent of the Company, Stockholder shall not, except as expressly contemplated by the Merger Agreement or this Agreement: acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) or record ownership of any additional shares of Common Stock, Preferred Stock or any other securities of the Company.
2.3 Voting Agreement. Subject to the terms of this Agreement, Stockholder hereby irrevocably and unconditionally covenants and agrees that, during the Voting Period (as hereinafter defined), at the Company Stockholders Meeting or at any adjournment or postponement thereof, or in any other circumstances (including an action by written consent) upon which a vote or other approval with respect to the Merger Agreement or the Merger is sought, Stockholder shall: (i) appear at such meeting or otherwise be counted as present thereat for the purpose of establishing a quorum; (ii) be present and vote (or cause to be voted), in person or by proxy at the Company Stockholders Meeting (or deliver or cause to be delivered a written consent, if applicable), the Existing Common Shares and Exercised Common Shares (if any) in favor of (A) the adoption of the Merger Agreement, (B) the approval of the Merger and the approval of any proposal to adjourn the meeting to a later date if there are not sufficient affirmative votes to obtain the Requisite Company Stockholder Approval, and (C) any amendment, alteration, modification, repeal or waiver of the Company’s certificate of incorporation, as amended, or bylaws, as amended, contemplated by the Merger Agreement, as well as any agreement or commitment to do the same; (iii) vote (or cause to be voted), in person or by proxy at the Company Stockholders Meeting (or deliver or cause to be delivered a written consent, if applicable), the Existing Common Shares and Exercised Common Shares (if any) against (A) any extraordinary corporate transaction (other than the Merger), such as a merger, consolidation, business combination, tender or exchange offer, reorganization, recapitalization, liquidation, or sale or transfer of all or substantially all of the assets or securities of the Company or any of its Subsidiaries, (B) any amendment of the Company’s certificate of incorporation or by-laws other than as contemplated by the Merger Agreement, (C) any other proposal, action or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal, action or transaction would reasonably be expected to in any manner impede, frustrate, prevent, delay, postpone, or nullify the Merger or the Merger Agreement, (D) any extraordinary dividend, distribution or recapitalization by the Company or change in capital structure of the Company (other than pursuant to the Merger Agreement), (E) any change in the Board (unless such proposed change in the Board was proposed by the Board and is not in connection with or in support of any actual or potential Acquisition Proposal) and (F) any Acquisition Proposal (the matters described in the foregoing clauses (A) through (F) being referred to as “Competing Actions”); and (iv) not take any action by written consent to approve any Competing Action; in each case to the extent such Existing Common Shares and Exercised Common Shares (if any) are entitled to vote on the respective matter set forth above. For purposes of this Agreement, “Voting Period” means the period commencing on the date hereof and ending on the earlier of the Closing and the termination of this Agreement.
2.4 Publicity. No Stockholder, nor any of its respective Affiliates, shall issue any press release or make any other public announcement or public statement (to the extent not previously publicly disclosed or made in accordance with the Merger Agreement) with respect to this Agreement or the Merger or any other transactions contemplated by the Merger Agreement without the prior written consent of Parent, except as such press release or other public announcement may be required by applicable Law.
2.5 Release. Stockholder hereby irrevocably grants the Company and its Subsidiaries effective as of Closing, a general release of any and all claims that Stockholder may have, solely in its capacity as an equityholder of the Company, relating to periods prior to the Closing. The Company on behalf of itself and its Subsidiaries, hereby irrevocably grants Stockholder effective as of Closing, a general release of any and all claims that the Company and its Subsidiaries may have against Stockholder, solely in its capacity as an equityholder of the Company, relating to periods prior to the Closing. Notwithstanding the foregoing, each party hereto retains, and does not release, their rights and interests under the terms of this Agreement, the Merger Agreement and the documents and other agreements referred to herein and therein. Any claim that cannot be waived under applicable law shall not be waived solely to the extent such claim cannot be waived under applicable Law.
2.6 Cooperation. Stockholder shall act to promote and in furtherance of the transactions contemplated by the Merger Agreement and the binding term sheet executed by the Stockholder and the other parties thereto on the date hereof. Stockholder shall comply with Section 6.3, and Section 6.5 of the Merger Agreement to the extent applicable to Stockholder and shall provide all information reasonably necessary to satisfy the applicable disclosure requirements of Searchlight IV KOR, L.P. and ABRY Partners VII, L.P. under Section 13(d) of the Exchange Act, Rule 13e-3 or otherwise under the federal securities laws.
3. Representations and Warranties of Stockholder. Stockholder, on behalf of itself, hereby represents and warrants to Company, as of the date hereof, severally and not jointly, that:
3.1 Ownership. Stockholder is the record and/or Beneficial Owner of the Securities, and the Securities constitute Stockholder’s entire interest in the outstanding capital stock of the Company. The Securities are, and (except as otherwise permitted by this Agreement) prior to the Effective Time will be, Beneficially Owned and/or owned of record by Stockholder, free and clear of any Liens, of any nature whatsoever, except for restrictions on transfer under securities Laws and except for those created by this Agreement. Except for the

Existing Company Warrants (as applicable to Stockholder), as of the date hereof, Stockholder does not hold any options, warrants or other rights to purchase any shares of Company Stock. As of the date hereof, the Existing Common Shares and Existing Preferred Shares (as applicable to Stockholder) constitute all of the shares of Company Stock Beneficially Owned or owned of record by Stockholder. As of the date hereof, all of the Securities have been held by Stockholder for a period of at least three years, except to the extent a more recent acquisition date is specified on Exhibit A. Stockholder has and (except as otherwise expressly provided by this Agreement) will have at all times through the Effective Time sole voting power (including the right to control such vote as contemplated herein) with respect to the matters set forth in this Agreement, sole power of disposition, sole power to issue instructions with respect to the matters set forth in this Agreement, and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of Stockholder’s Shares and with respect to all of the Shares owned by Stockholder at all times through the Effective Time. “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficially Own” and “Beneficially Owned” shall have a correlative meaning.
3.2 [Reserved].
3.3 Authorization. This Agreement has been duly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder (assuming due authorization, execution and delivery by the Company), enforceable against Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.
3.4 No Violation.
(a) The execution, delivery and performance of this Agreement by Stockholder do not and will not (a) conflict with or result in any violation or breach of any applicable Law or (b) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, acceleration of any right or obligation or the loss of any benefit to which Stockholder is entitled under, any Contract binding upon Stockholder, or to which any of Stockholder’s respective properties, rights or other assets are subject, or any Company Permit necessary to conduct the business of Parent, Merger Sub or any of their Subsidiaries as currently conducted, except in the case of clauses (a) and (b), any such violation, breach or conflict that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Stockholder to satisfy its obligations under this Agreement.
(b) The execution, delivery and performance of this Agreement by Stockholder do not and, at the time of the Closing will not, require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Authority or any other Person, except for applicable requirements of the Exchange Act and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Stockholder’s ability to satisfy its obligations under this Agreement.
3.5 Reliance by Company. Stockholder understands and acknowledges that Company is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement and the representations and warranties of Stockholder herein.

3.6 Company and Parent Unregistered. Stockholder has been advised by Parent that following the consummation of the Merger:
(a) Both the Securities (to the extent any remain outstanding) and Parent Partnership Interests will not be registered under the Securities Act or under any state securities Law;
(b) Stockholder must continue to bear the economic risk of the investment in the Parent Partnership Interests unless and until the offer and sale of such Parent Partnership Interests are subsequently registered under the Securities Act and all applicable state securities Laws or an exemption from such registration is available;
(c) It is not anticipated that there will be any public market for the Parent Partnership Interests in the foreseeable future; and
(d) A notation shall be made in the appropriate records of the applicable entity indicating that the Parent Partnership Interests are subject to restrictions on transfer and, if the applicable entity should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Parent Partnership Interests.
3.7 Governmental Filings. The execution, delivery and performance of this Agreement by Stockholder does not, would not, and is not reasonably likely to (a) result in a filing required by Antitrust Laws (as defined in the Merger Agreement) or any other filing with a Governmental Authority (as defined in the Merger Agreement) that would not otherwise have been required absent this Agreement, or (b) result in the conditions set forth in Section 7.1(b), Section 7.1(c) or Section 7.1(d) of the Merger Agreement not being satisfied on or prior to the Outside Date (as defined in the Merger Agreement).
4. Representations and Warranties of Parent and Company. Parent and Company, as applicable, hereby represents and warrants to Stockholder, as of the date hereof that:
4.1 Authorization. Each of Parent and the Company has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its covenants and obligations under this Agreement in accordance with the terms hereof and to perform its obligations hereunder and to satisfy its obligations under this Agreement. No other corporate action by Parent or the Company or vote of holders of any class of the capital stock of Parent or the Company is necessary to approve and adopt this Agreement and to satisfy its obligations under this Agreement. This Agreement has been duly executed and delivered by Parent and the Company and, assuming the due authorization, execution and delivery by Stockholder, this Agreement constitutes a legal, valid and binding obligation of Parent and the Company, respectively, enforceable against Parent and the Company, respectively, in accordance with its terms, subject to the Bankruptcy and Equity Exception.
4.2 No Violation. The execution, delivery and performance of this Agreement by Parent and the Company do not and will not (a) require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Authority or any other Person, except for applicable requirements of the Exchange Act, “blue sky” Laws, CFIUS, the HSR Act, any applicable non-U.S. competition, antitrust or investment Laws, filing and recordation of appropriate merger documents as required by the DGCL and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Parent or the Company’s ability to satisfy its obligations under this Agreement, (b) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of Parent or any of its Subsidiaries, (c) conflict with or result in a violation or breach of any applicable Law, (d) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent or the Company and any of its Subsidiaries are entitled, under any Contract binding upon Parent or the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject, except in the case of clause (d), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or Parent Material Adverse Effect, as applicable.

4.3 Parent Partnership Interests Duly Authorized; Capitalization. All of the Parent Partnership Interests to be issued to Stockholder under this Agreement, when issued and delivered in accordance with the terms of this Agreement at the Rollover Closing, will be duly authorized, validly issued and free and clear of any Liens (other than restrictions under the Securities Act and applicable state securities laws). All of the outstanding partnership interests of Parent have been, and after the Closing will be, duly authorized and were issued in compliance with all applicable federal and state securities laws. As of the Rollover Closing, except to the extent set forth in the Partnership Agreement, there shall be no statutory or contractual preemptive rights, rights of first refusal or similar restrictions with respect to the issuance of the Parent Partnership Interests.
5. Appraisal Rights. To the fullest extent permitted by applicable Law, Stockholder hereby unconditionally and irrevocably waives, and shall cause to be waived, any rights of appraisal or rights to dissent from the Merger or the other transactions contemplated by the Merger that Stockholder may have under applicable Law.
6. Survival. The representations, warranties, covenants and agreements of the parties contained in this Agreement shall not survive the Effective Time.
7. Miscellaneous.
7.1 Term. Notwithstanding any other provision of this Agreement or any other agreement, this Agreement and all obligations hereunder shall terminate automatically, without any notice or other action by any Person, and cease to have any force or effect upon the earliest to occur of (a) the Effective Time, (b) the valid termination of the Merger Agreement in accordance with its terms and (c) such date and time as any amendment or change to the Merger Agreement is effected without the Stockholder’s consent that (A) decreases the amount, or changes the form, of consideration payable to in respect of the Shares pursuant to the terms of the Merger Agreement, or that imposes conditions to the receipt of such consideration or (B) otherwise amends the Merger Agreement in a manner materially adverse to the Stockholder (the earliest date, the “Termination Date”). Upon termination of this Agreement, this Agreement shall forthwith become void and have no effect and no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 7.1 shall relieve any party from liability for any willful and material breach of this Agreement prior to termination hereof and (y) the provisions of this Section 7 shall survive any valid termination of this Agreement in accordance with Section 7.1.
7.2 Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (a) Stockholder makes no agreement or understanding herein in any capacity other than in Stockholder’s capacity as a record holder and Beneficial Owner of Securities, and (b) nothing herein will be construed to limit or affect any action or inaction by Stockholder or any Representative of Stockholder, as applicable, serving on the Company Board or on the board of directors of any Subsidiary of the Company or as an officer of the Company or any of Subsidiary of the Company, acting in such Person’s capacity as a director or officer of the Company or any Subsidiary of the Company, and any such action shall not constitute a breach of this Agreement.
7.3 Amendment and Waiver. Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective and by Searchlight and ABRY (as a third party beneficiary hereunder). The conditions to each of the respective parties’ obligations contemplated by this Agreement are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
7.4 Costs and Expenses. Each party shall bear its own costs and expenses (including all legal, accounting, audit, due diligence and other out-of-pocket expenses) incurred in connection with this Agreement and the transactions contemplated hereby, whether or not the Merger is consummated.
7.5 Entire Agreement; Third Party Beneficiaries. This Agreement and the Merger Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. The parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided that Searchlight and ABRY shall be a third party beneficiary hereunder, provided further that the Company shall be a third party beneficiary with respect to Section 2.3.
7.6 Assignments. No party may assign either this Agreement or any of its rights, interests or obligations under this Agreement without the prior written approval of the other parties and of Searchlight and ABRY (as a third party beneficiary hereunder); provided, however, that Stockholder may assign its rights and obligations without such prior written approval solely in connection with a Transfer of Shares permitted under, and effected in compliance with, the second sentence of Section 2.1. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the parties and their respective successors and permitted assigns. No assignment, to the extent permitted hereunder, by any party will relieve such party of any of its obligations under this Agreement. Any purported assignment in violation of this Agreement is void.
7.7 Execution in Counterparts. This Agreement and any amendments to this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
7.8 Notices. All notices, requests, instructions or other communications to be given or made hereunder by any party to the other parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the party for whom it is intended, (b) served by an internationally-recognized overnight courier service upon the party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:

if to Company, to:

KORE Group Holdings, Inc.
1155 Perimeter Center West, 11th Floor
Atlanta, GA 30338
Attention:	Jack W. Kennedy Jr.; Anthony Bellomo

with a copy to:

Troutman Pepper Locke LLP
600 Peachtree Street NE, Suite 3000
Atlanta, Georgia 30308
Attention:	Paul Davis Fancher; Coburn R. Beck

if to Stockholder, to:

Richard Burston

if to Parent, to:

c/o Searchlight Capital Partners, L.P.
745 Fifth Avenue, 27th Floor
New York, New York 10151
Attention:	Nadir Nurmohamed

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:	Steven A. Cohen

or to such other Person or addressees as has or have been designated in writing by the party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving party (w) upon actual receipt, if delivered personally, (x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three Business Days after deposit in the mail, if sent by registered or certified mail or (z) when transmitted by email (so long as no notice of failure of delivery is received by the sender). Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 7.8. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 7.8 as of the date of rejection, refusal or inability to deliver.
7.9 Governing Law and Venue; Waiver of Jury Trial; Specific Performance.
(a) This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the parties (i) irrevocably and unconditionally submits to the personal jurisdiction and exclusive venue of the Chosen Courts, in the event of any claim, action or proceeding between the parties (whether in contract, tort or otherwise) arises out of or relating to this Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim and (iii) agrees that it shall not bring any claim, action or proceeding against any other Parties arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law, and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 7.8, such service to become effective 10 days after such mailing. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY LEGAL ACTION AGAINST ANY FINANCING SOURCE ARISING OUT OF OR RELATED TO THE DEBT FINANCING. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.9, (1) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (2) MAKES THIS WAIVER VOLUNTARILY.

(b) The parties acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party does not perform any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach or threaten to breach any such provisions. It is accordingly agreed that, at any time prior to the valid termination of this Agreement pursuant to Section 7.1, subject to the limitations set forth therein and in this Section 7.9, the parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement in any court referred to in Section 7.9(a) without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable or not appropriate on the basis that a remedy of monetary damages would provide an adequate remedy for any such breach. Under no circumstances will either party be permitted or entitled to receive both specific performance that results in the occurrence of the Closing and any monetary damages.
7.10 Further Assurances. The parties to this Agreement agree to execute and deliver all further instruments and use its reasonable efforts to take such further actions as reasonably necessary to perform its obligations under this Agreement, as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.
7.11 Interpretation. (a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. (b) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or Article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in any representation or warranty in this Agreement shall mean such Law as in effect as of the date of this Agreement (or if such representation or warranty expressly speaks as of a particular date or period of time, then as of such particular date or period of time). Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee). The word “or” shall not be exclusive. The phrase “ordinary course” or “ordinary course of business” (or similar references) means “ordinary course of business consistent with past practice.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” “Writing,” “written” and comparable terms refer to printing, typing, and other means of reproducing in a visible form. Any reference to any particular Code section or any other Law will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified. The term “parties” means Company, Parent and Stockholder, and “party” means either of them. (c) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
7.12 Relationship of Parties. Nothing contained herein shall establish any fiduciary, partnership, joint venture or similar relationship between or among the parties hereto except to the extent otherwise expressly stated herein or therein.
7.13 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
[Signature page follows.]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

KORE GROUP HOLDINGS, INC.

By:	/s/ Jack W. Kennedy Jr.
Name:	Jack W. Kennedy Jr.
Title:	EVP, Chief Legal Officer & Secretary

STOCKHOLDER:

By:	/s/ Richard Burston
Name:	Richard Burston

[Signature Page to Rollover, Voting and Support Agreement]

PARENT:

KONA PARENT, L.P.
By: KONA Parent GP, LLC, its general partner

By:	/s/ Andrew Frey
Name:	Andrew Frey
Title:	Authorized Person

[Signature Page to Rollover, Voting and Support Agreement]

Exhibit A
Securities

	Number of Securities	Dates of Acquisition During Past Three Years (if any)
Richard Burston
Number of Existing Common Shares	169,948	See Schedule 1, below.

Annex H

EXECUTION VERSION
ROLLOVER, VOTING AND SUPPORT AGREEMENT
THIS ROLLOVER, VOTING AND SUPPORT AGREEMENT, dated as of March 17, 2026 (this “Agreement”), is entered into by and among KORE Group Holdings, Inc., a Delaware corporation (“Company”), KONA Parent, L.P., a Delaware limited partnership (“Parent”) and Terrdian Holdings Inc. (the “Stockholder”). All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).
WHEREAS, Parent, KONA Merger Sub Co., a Delaware corporation and a wholly owned Subsidiary of Parent, and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or otherwise modified from time to time in accordance with the terms thereof, the “Merger Agreement”);
WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, the Stockholder has agreed to enter into this Agreement;
WHEREAS, as of the date hereof, Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Common Stock, Preferred Stock and warrants issued by the Company set forth on Exhibit A hereto, being all of the Common Stock, Preferred Stock and warrants issued by the Company owned of record or beneficially by Stockholder as of the date hereof (the “Existing Common Shares,” the “Existing Preferred Shares” and the “Existing Company Warrants” respectively, and together, the “Securities”); and
WHEREAS, immediately prior to but contingent upon the Closing in accordance with the Merger Agreement, Stockholder desires to transfer, contribute and deliver its Existing Common Shares to Parent in exchange for Class A Partnership Interests of Parent (the “Parent Partnership Interests”), as determined in accordance with this Agreement;
NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:
1. Rollover Transaction.
1.1 General. At the Rollover Closing (as defined below), automatically upon the terms and subject to the conditions of this Agreement, Stockholder shall, without any further action by any Person, transfer, contribute and deliver the Existing Common Shares, the Existing Company Warrants (if any) and any Common Stock resulting from the exercise of the Existing Company Warrants between the date hereof and the Rollover Closing (the “Exercised Common Shares”) to Parent, in each case, free and clear of any Liens (other than restrictions under the Securities Act and applicable state and securities Laws) (the “Rollover Contribution”) in exchange for a number of Parent Partnership Interests that have an aggregate value (determined based on the number of Parent Partnership Interests issued multiplied by the price per Parent Partnership Interest (the “Issue Price”)) equal to the aggregate amount of Merger Consideration that the Stockholder would have received as of the Effective Time if (a) such Existing Common Shares and Exercised Common Shares were converted into the right to receive the Merger Consideration in accordance with the Merger Agreement and (b) such Existing Company Warrants (if any) had been exercised and any resulting Common Stock were converted into the right to receive the Merger Consideration in accordance with the Merger Agreement, discounted by the exercise price of such Existing Company Warrants (the “Rolled Value”).
1.2 Merger Consideration. The Stockholder acknowledges that this Agreement is governed by Section 4.1 of the Merger Agreement with respect to the treatment of Existing Common Shares and the impact of any failure to deliver such shares at the Rollover Closing. Subject to the foregoing, Stockholder acknowledges and agrees that it shall not receive any cash payments under the Merger Agreement for the Existing Common Shares delivered by Stockholder pursuant to the Rollover Contribution, including the Merger Consideration or any payments under Section 4.1 of the Merger Agreement.

1.3 Rollover Closing. Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 1.4, the closing of the transactions contemplated hereby (the “Rollover Closing”) will take place immediately prior to, but subject to the substantially simultaneous occurrence of, the Closing.
1.4 Conditions to Obligations. The obligations of Parent and Stockholder to consummate the Rollover Closing shall be subject only to the substantially simultaneous, but subsequent, consummation of the Merger in accordance with the terms and conditions of the Merger Agreement.
1.5 Stockholders Agreement. After the date hereof, Parent and Stockholder shall negotiate in good faith to enter into, concurrently with the Closing, an amended and restated agreement of limited partnership (or other appropriate definitive agreements) in relation to Parent that will contain terms consistent with Exhibit B (the “Term Sheet”) hereto and such additional or modified terms as are not inconsistent with the Term Sheet mutually agreed to by Stockholder (the “Partnership Agreement”) which the parties intend to be executed at and effective as of the Closing. If for any reason Parent and Stockholder have not entered into the Partnership Agreement at or prior to the Closing, Parent shall operate in accordance with the Term Sheet until such time as the Partnership Agreement is in effect.
1.6 Tax Treatment. The parties to this Agreement intend that for U.S. federal and applicable state and local income tax purposes, the Rollover Contribution shall be treated as a tax-deferred contribution of property to a partnership pursuant to Section 721(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Each of the parties shall report (and shall cause their Affiliates to report) the transactions in a manner consistent with such treatment for all U.S. federal and applicable state and local income tax purposes and shall not take (and shall cause their Affiliates not to take) any inconsistent position for tax purposes except to the extent otherwise required pursuant to a final determination within the meaning of Section 1313(a) of the Code (or any similar provision of state or local tax law).
(a)
2. Certain Covenants.
2.1 Lock-Up. Stockholder hereby covenants and agrees that between the date hereof and the Closing or, if earlier, the Termination Date (as defined below), Stockholder will not, except as expressly contemplated by the Merger Agreement (a) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit, whether by merger, consolidation, conversion, division, transfer, domestication, continuance, operation of law or otherwise, the Securities or its right to vote the Securities, or agree to do any of the foregoing (each a “Transfer”); (b) enter into any agreement, Contract, option or other arrangement or otherwise knowingly take any action which would prevent Stockholder’s ability to satisfy its obligations under this Agreement or (c) take any action that would have the effect of preventing Stockholder from performing its obligations under this Agreement. Notwithstanding the foregoing, Stockholder may Transfer any or all of such Securities to Parent or any wholly-owned Subsidiary or Affiliate of Stockholder; provided, however, that in any such case, prior to and as a condition to the effectiveness of such Transfer, each Person to which any of such Securities or any interest in any of such Securities is Transferred shall have executed and delivered to Company a counterpart to this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement. Nothing herein will limit or restrict Transfers by direct and indirect equityholders of Stockholder to any Person who as of the date hereof is, or hereafter becomes, a member of such direct or indirect equityholder’s family group (i.e., (i) such equityholder’s spouse, parents, siblings and descendants (whether natural or adopted), (ii) such equityholder’s executor or legal representative and (iii) such equityholder’s customary estate planning vehicles).
2.2 Standstill. From and after the date of this Agreement until the Closing or, if earlier, the Termination Date, without the prior written consent of the Company, Stockholder shall not, except as expressly contemplated by the Merger Agreement or this Agreement: acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) or record ownership of any additional shares of Common Stock, Preferred Stock or any other securities of the Company.
2.3 Voting Agreement. Subject to the terms of this Agreement, Stockholder hereby irrevocably and unconditionally covenants and agrees that, during the Voting Period (as hereinafter defined), at the Company Stockholders Meeting or at any adjournment or postponement thereof, or in any other circumstances (including an action by written consent) upon which a vote or other approval with respect to the Merger Agreement or the Merger is sought, Stockholder shall: (i) appear at such meeting or otherwise be counted as present thereat for the purpose of establishing a quorum; (ii) be present and vote (or cause to be voted), in person or by proxy at the Company Stockholders Meeting (or deliver or cause to be delivered a written consent, if applicable), the Existing Common Shares and Exercised Common Shares (if any) in favor of (A) the adoption of the Merger Agreement, (B) the approval of the Merger and the approval of any proposal to adjourn the meeting to a later date if there are not sufficient affirmative votes to obtain the Requisite Company Stockholder Approval, and (C) any amendment, alteration, modification, repeal or waiver of the Company’s certificate of incorporation, as amended, or bylaws, as amended, contemplated by the Merger Agreement, as well as any agreement or commitment to do the same; (iii) vote (or cause to be voted), in person or by proxy at the Company Stockholders Meeting (or deliver or cause to be delivered a written consent, if applicable), the Existing Common Shares and Exercised Common Shares (if any) against (A) any extraordinary corporate transaction (other than the Merger), such as a merger, consolidation, business combination, tender or exchange offer, reorganization, recapitalization, liquidation, or sale or transfer of all or substantially all of the assets or securities of the Company or any of its Subsidiaries, (B) any amendment of the Company’s certificate of incorporation or by-laws other than as contemplated by the Merger Agreement, (C) any other proposal, action or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal, action or transaction would reasonably be expected to in any manner impede, frustrate, prevent, delay, postpone, or nullify the Merger or the Merger Agreement, (D) any extraordinary dividend, distribution or recapitalization by the Company or change in capital structure of the Company (other than pursuant to the Merger Agreement), (E) any change in the Board (unless such proposed change in the Board was proposed by the Board and is not in connection with or in support of any actual or potential Acquisition Proposal) and (F) any Acquisition Proposal (the matters described in the foregoing clauses (A) through (F) being referred to as “Competing Actions”); and (iv) not take any action by written consent to approve any Competing Action; in each case to the extent such Existing Common Shares and Exercised Common Shares (if any) are entitled to vote on the respective matter set forth above. For purposes of this Agreement, “Voting Period” means the period commencing on the date hereof and ending on the earlier of the Closing and the termination of this Agreement.
2.4 Publicity. No Stockholder, nor any of its respective Affiliates, shall issue any press release or make any other public announcement or public statement (to the extent not previously publicly disclosed or made in accordance with the Merger Agreement) with respect to this Agreement or the Merger or any other transactions contemplated by the Merger Agreement without the prior written consent of Parent, except as such press release or other public announcement may be required by applicable Law.
2.5 Release. Stockholder hereby irrevocably grants the Company and its Subsidiaries effective as of Closing, a general release of any and all claims that Stockholder may have, solely in its capacity as an equityholder of the Company, relating to periods prior to the Closing. The Company on behalf of itself and its Subsidiaries, hereby irrevocably grants Stockholder effective as of Closing, a general release of any and all claims that the Company and its Subsidiaries may have against Stockholder, solely in its capacity as an equityholder of the Company, relating to periods prior to the Closing. Notwithstanding the foregoing, each party hereto retains, and does not release, their rights and interests under the terms of this Agreement, the Merger Agreement and the documents and other agreements referred to herein and therein. Any claim that cannot be waived under applicable law shall not be waived solely to the extent such claim cannot be waived under applicable Law.
2.6 Cooperation. Stockholder shall act to promote and in furtherance of the transactions contemplated by the Merger Agreement and the binding term sheet executed by the Stockholder and the other parties thereto on the date hereof. Stockholder shall comply with Section 6.3, and Section 6.5 of the Merger Agreement to the extent applicable to Stockholder and shall provide all information reasonably necessary to satisfy the applicable disclosure requirements of Searchlight IV KOR, L.P. and ABRY Partners VII, L.P. under Section 13(d) of the Exchange Act, Rule 13e-3 or otherwise under the federal securities laws.
3. Representations and Warranties of Stockholder. Stockholder, on behalf of itself, hereby represents and warrants to Company, as of the date hereof, severally and not jointly, that:
3.1 Ownership. Stockholder is the record and/or Beneficial Owner of the Securities, and the Securities constitute Stockholder’s entire interest in the outstanding capital stock of the Company. The Securities are, and (except as otherwise permitted by this Agreement) prior to the Effective Time will be, Beneficially Owned and/or owned of record by Stockholder, free and clear of any Liens, of any nature whatsoever, except for restrictions on transfer under securities Laws and except for those created by this Agreement. Except for the Existing Company Warrants (as applicable to Stockholder), as of the date hereof, Stockholder does not hold any options, warrants or other rights to purchase any shares of Company Stock. As of the date hereof, the Existing Common Shares and Existing Preferred Shares (as applicable to Stockholder) constitute all of the shares of Company Stock Beneficially Owned or owned of record by Stockholder. As of the date hereof, all of the Securities have been held by Stockholder for a period of at least three years, except to the extent a more recent acquisition date is specified on Exhibit A. Stockholder has and (except as otherwise expressly provided by this Agreement) will have at all times through the Effective Time sole voting power (including the right to control such vote as contemplated herein) with respect to the matters set forth in this Agreement, sole power of disposition, sole power to issue instructions with respect to the matters set forth in this Agreement, and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of Stockholder’s Shares and with respect to all of the Shares owned by Stockholder at all times through the Effective Time. “Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Securities and Exchange Commission under the Exchange Act, as amended; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which such Person has, at any time during the term of this Agreement, the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). The terms “Beneficially Own” and “Beneficially Owned” shall have a correlative meaning.
3.2 Organization. Stockholder is duly incorporated or organized and validly existing under the Laws of the jurisdiction of its incorporation or organization.
3.3 Authorization. No vote of holders of capital stock of Stockholder is necessary to approve this Agreement or to satisfy its obligations under this Agreement. Stockholder has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its obligations under this Agreement and to satisfy its obligations under this Agreement. This Agreement has been duly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder (assuming due authorization, execution and delivery by the Company), enforceable against Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.
3.4 No Violation.
(a) The execution, delivery and performance of this Agreement by Stockholder do not and will not (a) conflict with or result in any violation or breach of any provision of the organizational documents of Stockholder, (b) conflict with or result in any violation or breach of any applicable Law or (c) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, acceleration of any right or obligation or the loss of any benefit to which Stockholder is entitled under, any Contract binding upon Stockholder, or to which any of Stockholder’s respective properties, rights or other assets are subject, or any Company Permit necessary to conduct the business of Parent, Merger Sub or any of their Subsidiaries as currently conducted, except in the case of clauses (b) and (c), any such violation, breach or conflict that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Stockholder to satisfy its obligations under this Agreement.
(b) The execution, delivery and performance of this Agreement by Stockholder do not and, at the time of the Closing will not, require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Authority or any other Person, except for applicable requirements of the Exchange Act and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Stockholder’s ability to satisfy its obligations under this Agreement.

3.5 Reliance by Company. Stockholder understands and acknowledges that Company is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement and the representations and warranties of Stockholder herein.
3.6 Company and Parent Unregistered. Stockholder has been advised by Parent that following the consummation of the Merger:
(a) Both the Securities (to the extent any remain outstanding) and Parent Partnership Interests will not be registered under the Securities Act or under any state securities Law;
(b) Stockholder must continue to bear the economic risk of the investment in the Parent Partnership Interests unless and until the offer and sale of such Parent Partnership Interests are subsequently registered under the Securities Act and all applicable state securities Laws or an exemption from such registration is available;
(c) It is not anticipated that there will be any public market for the Parent Partnership Interests in the foreseeable future; and
(d) A notation shall be made in the appropriate records of the applicable entity indicating that the Parent Partnership Interests are subject to restrictions on transfer and, if the applicable entity should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Parent Partnership Interests.
3.7 Governmental Filings. The execution, delivery and performance of this Agreement by Stockholder does not, would not, and is not reasonably likely to (a) result in a filing required by Antitrust Laws (as defined in the Merger Agreement) or any other filing with a Governmental Authority (as defined in the Merger Agreement) that would not otherwise have been required absent this Agreement, or (b) result in the conditions set forth in Section 7.1(b), Section 7.1(c) or Section 7.1(d) of the Merger Agreement not being satisfied on or prior to the Outside Date (as defined in the Merger Agreement).
4. Representations and Warranties of Parent and Company. Parent and Company, as applicable, hereby represents and warrants to Stockholder, as of the date hereof that:
4.1 Authorization. Each of Parent and the Company has all requisite corporate power and authority and has taken all corporate action necessary to execute, deliver and perform its covenants and obligations under this Agreement in accordance with the terms hereof and to perform its obligations hereunder and to satisfy its obligations under this Agreement. No other corporate action by Parent or the Company or vote of holders of any class of the capital stock of Parent or the Company is necessary to approve and adopt this Agreement and to satisfy its obligations under this Agreement. This Agreement has been duly executed and delivered by Parent and the Company and, assuming the due authorization, execution and delivery by Stockholder, this Agreement constitutes a legal, valid and binding obligation of Parent and the Company, respectively, enforceable against Parent and the Company, respectively, in accordance with its terms, subject to the Bankruptcy and Equity Exception.
4.2 No Violation. The execution, delivery and performance of this Agreement by Parent and the Company do not and will not (a) require any consent, approval, order, license, authorization or permit of, action by, filing, registration or declaration with or notification to, any Governmental Authority or any other Person, except for applicable requirements of the Exchange Act, “blue sky” Laws, CFIUS, the HSR Act, any applicable non-U.S. competition, antitrust or investment Laws, filing and recordation of appropriate merger documents as required by the DGCL and except where failure to obtain such consents, approvals, authorizations, waivers or permits, or to make such filings or notifications that are not, individually or in the aggregate, reasonably likely to delay, prevent or have a material adverse effect on Parent or the Company’s ability to satisfy its obligations under this Agreement, (b) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of Parent or any of its Subsidiaries, (c) conflict with or result in a violation or breach of any applicable Law, (d) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent or the Company and any of its Subsidiaries are entitled, under any Contract binding upon Parent or the Company or any of its

Subsidiaries, or to which any of their respective properties, rights or other assets are subject, except in the case of clause (d), any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or Parent Material Adverse Effect, as applicable.
4.3 Parent Partnership Interests Duly Authorized; Capitalization. All of the Parent Partnership Interests to be issued to Stockholder under this Agreement, when issued and delivered in accordance with the terms of this Agreement at the Rollover Closing, will be duly authorized, validly issued and free and clear of any Liens (other than restrictions under the Securities Act and applicable state securities laws). All of the outstanding partnership interests of Parent have been, and after the Closing will be, duly authorized and were issued in compliance with all applicable federal and state securities laws. As of the Rollover Closing, except to the extent set forth in the Partnership Agreement, there shall be no statutory or contractual preemptive rights, rights of first refusal or similar restrictions with respect to the issuance of the Parent Partnership Interests.
5. Appraisal Rights. To the fullest extent permitted by applicable Law, Stockholder hereby unconditionally and irrevocably waives, and shall cause to be waived, any rights of appraisal or rights to dissent from the Merger or the other transactions contemplated by the Merger that Stockholder may have under applicable Law.
6. Survival. The representations, warranties, covenants and agreements of the parties contained in this Agreement shall not survive the Effective Time.
7. Miscellaneous.
7.1 Term. Notwithstanding any other provision of this Agreement or any other agreement, this Agreement and all obligations hereunder shall terminate automatically, without any notice or other action by any Person, and cease to have any force or effect upon the earliest to occur of (a) the Effective Time, (b) the valid termination of the Merger Agreement in accordance with its terms and (c) such date and time as any amendment or change to the Merger Agreement is effected without the Stockholder’s consent that (A) decreases the amount, or changes the form, of consideration payable to in respect of the Shares pursuant to the terms of the Merger Agreement, or that imposes conditions to the receipt of such consideration or (B) otherwise amends the Merger Agreement in a manner materially adverse to the Stockholder (the earliest date, the “Termination Date”). Upon termination of this Agreement, this Agreement shall forthwith become void and have no effect and no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 7.1 shall relieve any party from liability for any willful and material breach of this Agreement prior to termination hereof and (y) the provisions of this Section 7 shall survive any valid termination of this Agreement in accordance with Section 7.1.
7.2 Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (a) Stockholder makes no agreement or understanding herein in any capacity other than in Stockholder’s capacity as a record holder and Beneficial Owner of Securities, and (b) nothing herein will be construed to limit or affect any action or inaction by Stockholder or any Representative of Stockholder, as applicable, serving on the Company Board or on the board of directors of any Subsidiary of the Company or as an officer of the Company or any of Subsidiary of the Company, acting in such Person’s capacity as a director or officer of the Company or any Subsidiary of the Company, and any such action shall not constitute a breach of this Agreement.
7.3 Amendment and Waiver. Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective and by Searchlight and ABRY (as a third party beneficiary hereunder). The conditions to each of the respective parties’ obligations contemplated by this Agreement are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Law. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
7.4 Costs and Expenses. Each party shall bear its own costs and expenses (including all legal, accounting, audit, due diligence and other out-of-pocket expenses) incurred in connection with this Agreement and the transactions contemplated hereby, whether or not the Merger is consummated.

7.5 Entire Agreement; Third Party Beneficiaries. This Agreement and the Merger Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. The parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided that Searchlight and ABRY shall be a third party beneficiary hereunder, provided further that the Company shall be a third party beneficiary with respect to Section 2.3.
7.6 Assignments. No party may assign either this Agreement or any of its rights, interests or obligations under this Agreement without the prior written approval of the other parties and of Searchlight and ABRY (as a third party beneficiary hereunder); provided, however, that Stockholder may assign its rights and obligations without such prior written approval solely in connection with a Transfer of Shares permitted under, and effected in compliance with, the second sentence of Section 2.1. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the parties and their respective successors and permitted assigns. No assignment, to the extent permitted hereunder, by any party will relieve such party of any of its obligations under this Agreement. Any purported assignment in violation of this Agreement is void.
7.7 Execution in Counterparts. This Agreement and any amendments to this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
7.8 Notices. All notices, requests, instructions or other communications to be given or made hereunder by any party to the other parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the party for whom it is intended, (b) served by an internationally-recognized overnight courier service upon the party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:

if to Company, to:

KORE Group Holdings, Inc.
1155 Perimeter Center West, 11th Floor
Atlanta, GA 30338
Attention:	Jack W. Kennedy Jr.; Anthony Bellomo

with a copy to:

Troutman Pepper Locke LLP
600 Peachtree Street NE, Suite 3000
Atlanta, Georgia 30308
Attention:	Paul Davis Fancher; Coburn R. Beck

if to Stockholder, to:

Terrdian Holdings Inc.
Attention:	Terence Jarman

if to Parent, to:

c/o Searchlight Capital Partners, L.P.
745 Fifth Avenue, 27th Floor
New York, New York 10151
Attention:	Nadir Nurmohamed

with a copy to:

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attention:	Steven A. Cohen

or to such other Person or addressees as has or have been designated in writing by the party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving party (w) upon actual receipt, if delivered personally, (x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three Business Days after deposit in the mail, if sent by registered or certified mail or (z) when transmitted by email (so long as no notice of failure of delivery is received by the sender). Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 7.8. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 7.8 as of the date of rejection, refusal or inability to deliver.
7.9 Governing Law and Venue; Waiver of Jury Trial; Specific Performance.
(a) This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the parties (i) irrevocably and unconditionally submits to the personal jurisdiction and exclusive venue of the Chosen Courts, in the event of any claim, action or proceeding between the parties (whether in contract, tort or otherwise) arises out of or relating to this Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim and (iii) agrees that it shall not bring any claim, action or proceeding against any other Parties arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law, and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 7.8, such service to become effective 10 days after such mailing. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY LEGAL ACTION AGAINST ANY FINANCING SOURCE ARISING OUT OF OR RELATED TO THE DEBT FINANCING. EACH PARTY (i) CERTIFIES THAT NO

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.9, (1) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (2) MAKES THIS WAIVER VOLUNTARILY.
(b) The parties acknowledge and agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party does not perform any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach or threaten to breach any such provisions. It is accordingly agreed that, at any time prior to the valid termination of this Agreement pursuant to Section 7.1, subject to the limitations set forth therein and in this Section 7.9, the parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement in any court referred to in Section 7.9(a) without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable or not appropriate on the basis that a remedy of monetary damages would provide an adequate remedy for any such breach. Under no circumstances will either party be permitted or entitled to receive both specific performance that results in the occurrence of the Closing and any monetary damages.
7.10 Further Assurances. The parties to this Agreement agree to execute and deliver all further instruments and use its reasonable efforts to take such further actions as reasonably necessary to perform its obligations under this Agreement, as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.
7.11 Interpretation. (a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. (b) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or Article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in any representation or warranty in this Agreement shall mean such Law as in effect as of the date of this Agreement (or if such representation or warranty expressly speaks as of a particular date or period of time, then as of such particular date or period of time). Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee). The word “or” shall not be exclusive. The phrase “ordinary course” or “ordinary course of business” (or similar references) means “ordinary course of business consistent with past practice.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” “Writing,” “written” and comparable terms refer to printing, typing, and other means of reproducing in a visible form. Any reference to any particular Code section or any other Law will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified. The term “parties” means Company, Parent and Stockholder, and “party” means either of them. (c) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
7.12 Relationship of Parties. Nothing contained herein shall establish any fiduciary, partnership, joint venture or similar relationship between or among the parties hereto except to the extent otherwise expressly stated herein or therein.
7.13 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
[Signature page follows.]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

KORE GROUP HOLDINGS, INC.

By: /s/ Jack W. Kennedy Jr.
Name: Jack W. Kennedy Jr.
Title: EVP, Chief Legal Officer & Secretary

STOCKHOLDER:

TERRDIAN HOLDINGS INC.

By: /s/ Terence Jarman
Name: Terence Jarman
Title: Managing Director

PARENT:

KONA PARENT, L.P.
By: KONA Parent GP, LLC, its general partner

By: /s/ Andrew Frey
Name: Andrew Frey
Title: Authorized Person

Exhibit A
Securities

	Number of Securities	Dates of Acquisition During Past Three Years (if any)
Terrdian Holdings Inc.
Number of Existing Common Shares	1,163,205	See Schedule 1, below.

Annex I
February 26, 2026
The Special Committee of the Board of Directors
KORE Group Holdings, Inc.
1155 Perimeter Center West, 11th Floor
Atlanta, GA 30338
Members of the Special Committee:
We understand that KONA Parent L.P. (the “Parent”), KONA Merger Sub Co., a wholly owned subsidiary of the Parent (“Merger Sub”), and KORE Group Holdings, Inc. (the “Company”), propose to enter into an Agreement and Plan of Merger (the “Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company with the Company surviving the merger as a Subsidiary (as defined in the Agreement) of the Parent (the “Transaction”), and that, in connection with the Transaction, each issued and outstanding share of common stock, par value $0.0001 per share, of the Company (the “Company Shares”), other than (i) shares held by the Company as treasury stock and not held on behalf of third parties, (ii) shares owned by Parent or Merger Sub, (iii) shares held by any direct or indirect wholly owned subsidiary of the Company, (iv) Dissenting Shares (as defined in the Agreement) and (v) shares held by the Rollover Stockholders (as defined in the Agreement) that will be contributed to Parent immediately prior to the effective time of the Transaction in exchange for shares of Parent pursuant to the Rollover Agreements and any Additional Rollover Agreements (each as defined in the Agreement) (the “Rollover Shares”) ((i) through (v), collectively, the “Excluded Shares”), will be cancelled and converted into the right to receive $9.25 in cash (the “Merger Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement.
The special committee of the board of directors (the “Board”) of the Company (such committee, the “Special Committee”) has requested our opinion as to whether the Merger Consideration payable to the holders of Company Shares (other than the Excluded Shares) in the Transaction pursuant to the Agreement is fair, from a financial point of view, to the Disinterested Stockholders (as defined in the Agreement).
In arriving at our opinion set forth below, we have, among other things: (i) reviewed a draft of the Agreement dated February 26, 2026; (ii) reviewed certain publicly available business and financial information that we deemed to be generally relevant concerning the Company and the industry in which it operates, including certain publicly available research analyst reports and the reported price and historical trading activity for the Company Shares; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed generally relevant and the consideration received in such transactions; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other public companies we deemed generally relevant, including data related to public market trading levels and implied trading multiples; (v) reviewed certain internal financial and operating information with respect to the business, operations and prospects of the Company, including certain financial forecasts relating to the Company prepared by the management of the Company and approved for our use by the Special Committee (the “Forecasts”); and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion. In addition, we have held discussions with certain members of the management of the Company regarding the Transaction, the past and current business operations and financial condition and prospects of the Company, the Forecasts and certain other matters we believed necessary or appropriate to our inquiry.
In arriving at our opinion, we have, with your consent, relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished or made available to us by the Company and its associates, affiliates and advisors, or otherwise reviewed by or for us, and we have not assumed any responsibility or liability therefor. We have not conducted any valuation or appraisal of any assets or liabilities of the Company, nor have any such valuations or appraisals been provided to us, and we do not express any opinion as to the value of such assets or liabilities. We have not evaluated the solvency or fair value of the Company or Parent under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or the facilities of the Company or Parent. At your direction, we have used and relied upon the Forecasts for purposes of our opinion. In relying on the Forecasts, we have assumed, at your direction and at the direction of the Company, that they have been reasonably prepared by the management of the Company based on assumptions reflecting the best currently available estimates and judgments by
The Special Committee of the Board of Directors
KORE Group Holdings, Inc.
February 26, 2026

the Company’s management and by the Special Committee as to the expected future results of operations and financial condition of the Company and that the financial results reflected in such Forecasts will be achieved at the times and in the amounts projected. We express no view as to the reasonableness of the Forecasts and the assumptions on which they are based.
We have assumed that the transactions contemplated by the Agreement will be consummated as contemplated in the Agreement without any waiver or amendment of any terms or conditions, including, among other things, that the parties will comply with all material terms of the Agreement and that in connection with the receipt of all necessary governmental, regulatory or other approvals and consents required for the Transaction, no material delays, limitations, conditions or restrictions will be imposed. For purposes of rendering this opinion, we have assumed that there has not occurred any material change in the assets, financial condition, results of operations, business or prospects of the Company since the date of the most recent financial statements and other information, financial or otherwise, relating to the Company made available to us, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading. We do not express any opinion as to any tax or other consequences that may result from the Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters. We have relied as to all legal, tax and regulatory matters relevant to rendering our opinion upon the assessments made by the Company and its other advisors with respect to such issues. In arriving at our opinion, we have not taken into account any litigation, regulatory or other proceeding that is pending or may be brought against the Company or any of its affiliates. In addition, we have relied upon and assumed, without independent verification, that the final form of the Agreement will not differ in any material respect from the draft of the Agreement reviewed by us.
Our opinion is necessarily based on securities markets, economic, monetary, financial and other general business and financial conditions as they exist and can be evaluated on, and the information made available to us as of, the date hereof and the conditions and prospects, financial and otherwise, of the Company as they were reflected in the information provided to us and as they were represented to us in discussions with the management of the Company. We are expressing no opinion herein as to the price at which the Company Shares will trade at any future time. Our opinion is limited to the fairness, from a financial point of view, to the Disinterested Stockholders of the Merger Consideration payable to the holders of Company Shares (other than the Excluded Shares) in the Transaction pursuant to the Agreement. We do not express any opinion as to the Company’s, the Board’s or the Special Committee’s underlying business decision to engage in the Transaction or the relative merits of the Transaction as compared to any alternative transaction. We have not been asked to, nor do we, offer any opinion as to the terms, other than the Merger Consideration to the extent expressly set forth herein, of the Transaction, the Agreement or any other agreement entered into in connection with the Transaction.
We and our affiliates are engaged in a wide range of financial advisory and investment banking activities. In addition, in the ordinary course of their asset management, merchant banking and other business activities, our affiliates may trade in the securities of the Company, Parent, ABRY Partners LLC (“ABRY”), an affiliate of Parent and affiliates of which are stockholders of the Company, Searchlight Capital Partners LLC (“Searchlight”), an affiliate of Parent and affiliates of which are stockholders of the Company, and any of their respective affiliates, for their own accounts or for the accounts of their affiliates and customers, and may at any time hold a long or short position in such securities. We are acting as financial advisor to the Special Committee with respect to the Transaction and will receive a fee from the Company for our services, a portion of which is payable upon delivery of this opinion and the remaining portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses and indemnify us against certain liabilities that may arise out of our engagement. We and our foreign investment banking affiliates have provided and are currently providing financial advisory services to Searchlight and/or its affiliates and portfolio companies, for which we have received and may receive fees, including with respect to mergers and acquisitions, debt advisory and other investment banking matters that, to our knowledge, are unrelated to the Transaction. We and our affiliates may in the future provide financial services to the Company, Parent, ABRY, Searchlight and/or their respective affiliates in the ordinary course of our businesses from time to time and may receive fees for the rendering of such services.
The Special Committee of the Board of Directors
KORE Group Holdings, Inc.
February 26, 2026

This opinion is provided for the benefit of the Special Committee in connection with and for the purpose of its evaluation of the Transaction. This opinion should not be construed as creating any fiduciary duty on our part to any party. This opinion does not constitute a recommendation to the Special Committee as to whether to approve the Transaction or a recommendation as to whether or not any holder of Company Shares should vote or otherwise act with respect to the Transaction or any other matter. In addition, the Special Committee has not asked us to address, and this opinion does not address, (i) the fairness to, or any other consideration of, the holders of any class of securities (other than the Disinterested Stockholders and then only to the extent expressly set forth herein), including the holders of Series A-1 Preferred Stock, par value $0.0001 per share, of the Company, or creditors or other constituencies of the Company, (ii) the fairness to, or any other consideration of, the holders of the Rollover Shares or the Penny Warrants (as defined in the Agreement), (iii) the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Parent, the Company, or any class of such persons, whether relative to the Merger Consideration pursuant to the Agreement or otherwise or (iv) any Additional Rollover Agreements or Additional Rollover Stockholders (each as defined in the Agreement).
This opinion is given and speaks only as of the date hereof. It should be understood that subsequent developments may affect this opinion and the assumptions used in preparing it, and we do not have any obligation to update, revise, or reaffirm this opinion. This opinion has been approved by the Global Advisory Commitment Committee of Rothschild & Co US Inc.
On the basis of and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration payable to the holders of Company Shares (other than the Excluded Shares) in the Transaction pursuant to the Agreement is fair, from a financial point of view, to the Disinterested Stockholders.

Very truly yours,

/s/ Rothschild & Co US Inc.
ROTHSCHILD & CO US INC.

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION

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V93797-TBD

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KORE GROUP HOLDINGS, INC.

	For	Against	Abstain
The Board of Directors recommends you vote FOR the following proposal:			
1. To approve and adopt the Agreement and Plan of Merger, dated February 26, 2026 (the "merger agreement") by and among KORE Group Holdings, Inc. (the Company"), KONA Parent, L.P. ("Parent"), and KONA Merger Sub Co. ("Merger Sub"), pursuant to which, among other things, Merger Sub will merge with and into the Company (the "merger"), with the Company surviving the merger as a subsidiary of Parent, and the other transactions contemplated thereby.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:			
2. To approve, by a non-binding, advisory vote, certain compensation arrangements for the Company's named executive officers in connection with the merger.	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:			
3. To approve one or more adjournments of the Special Meeting if there are insufficient votes at the time of the Special Meeting to approve and adopt the merger agreement.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
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V93798-TBD

KORE GROUP HOLDINGS, INC.
Special Meeting of Stockholders
[TBD] [TBD]
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Anthony Bellomo and Jack W. Kennedy Jr., and each of them, as proxies, each with full power to act without the others and each with full power of substitution, to vote as indicated on the reverse side of this card all the shares of Common Stock of KORE GROUP HOLDINGS, INC. in this account held in the name of the undersigned at the close of business on [TBD], at the Special Meeting of Stockholders to be held on [TBD], [TBD], and at any adjournment thereof, with all the powers the undersigned would have if personally present.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and will be included in the calculation of shares considered present at the special meeting for purposes of establishing a quorum.

Continued and to be signed on reverse side